As filed with the Securities and Exchange Commission on December 29, 2006
1933 Act Registration No. 33-17619
1940 Act Registration No. 811-5349

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

Form N-1A
REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933 ( X )
Post-Effective Amendment No. 146 ( X )
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940 ( X )
Amendment No. 147 ( X )
(Check appropriate box or boxes)

GOLDMAN SACHS TRUST
(Exact name of registrant as specified in charter)
71 South Wacker Drive, Suite 500
Chicago, Illinois 60606
(Address of principal executive offices)
Registrant’s Telephone Number,
including Area Code 312-655-4400

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Kenneth L. Greenberg, Esq.
One New York Plaza — 37th Floor	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103
(Name and address of agent for service)
It is proposed that this filing will become effective (check appropriate box)

☑	Immediately upon filing pursuant to paragraph (b)

☐	On (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2) of rule 485

☐	On (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

Class A, B and C Shares

December 29, 2006

 GOLDMAN SACHS DOMESTIC EQUITY FUNDS

■ Goldman Sachs Balanced Fund

■  Goldman Sachs Capital Growth Fund

■  Goldman Sachs Growth and Income Fund

■  Goldman Sachs Large Cap Value Fund

■  Goldman Sachs Strategic Growth Fund

■  Goldman Sachs Concentrated Growth Fund

■  Goldman Sachs Mid Cap Value Fund

■  Goldman Sachs Growth Opportunities Fund

■  Goldman Sachs Small/ Mid Cap Growth Fund

■ Goldman Sachs Small Cap Value Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Balanced, Capital Growth, Growth and Income, Large Cap Value, Strategic Growth, Concentrated Growth, Mid Cap Value, Growth Opportunities, Small/Mid Cap Growth and Small Cap Value Funds. GSAM is referred to in this Prospectus as the “Investment Adviser.”

VALUE STYLE FUNDS

GSAM’s Value Investment Philosophy:
Through intensive, firsthand fundamental research our portfolio team seeks to identify quality businesses selling at compelling valuations.

1.	Businesses represent compelling value when:

■	Market uncertainty exists.
■	Their economic value is not recognized by the market.

2.	By quality, we mean companies that have:

■	Sustainable operating or competitive advantage.
■	Excellent stewardship of capital.
■	Capability to earn above their cost of capital.
■	Strong or improving balance sheets and cash flow.

Business quality, conservative valuation, and thoughtful portfolio construction are the key elements of our value approach.

GROWTH STYLE FUNDS

GSAM’s Growth Investment Philosophy:

1.	Invest as if buying the company/business, not simply trading its stock:

■	Understand the business, management, products and competition.
■	Perform intensive, hands-on fundamental research.
■	Seek businesses with strategic competitive advantages.
■	Over the long-term, expect each company’s stock price ultimately to track the growth in the value of the business.

2.	Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3.	Purchase superior long-term growth companies at attractive valuations, giving the investor the potential to fully capture returns from above-average growth rates.

The Growth Team approaches investing with the belief that wealth is created through the long-term ownership of a growing business.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how the Fund is managed.

Fund Investment Objectives and Strategies

Goldman Sachs Balanced Fund

FUND FACTS

Objective:	Long-term growth of capital and current income

Benchmarks:	S&P 500® Index and Lehman Brothers Aggregate Bond Index

Investment Focus:	Large-cap U.S. equity investments and fixed-income securities

Investment Style:	Blend equity with income bias and fixed income

Symbols:	Class A: GSBFX, Class B: GSBBX, Class C: GSBCX

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term growth of capital and current income. The Fund seeks growth of capital primarily through equity investments. The Fund seeks to provide current income through investment in fixed-income securities (bonds) and high dividend paying stocks.

PRINCIPAL INVESTMENT STRATEGIES

Historically, stock and bond markets have often had different cycles, with one asset class rising when the other is falling. A balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.

The percentage of the portfolio invested in equity and fixed-income securities will vary from time to time as the Investment Adviser evaluates such securities’ relative attractiveness based on market valuations, economic growth and inflation prospects. The allocation between equity and fixed-income securities is subject to the Fund’s intention to pay regular quarterly dividends. The amount of quarterly dividends can

Goldman Sachs Balanced Fund continued

also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund’s assets invested in fixed-income securities.

Equity Investments. The Fund invests, under normal circumstances, between 50% and 70% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. Generally, the Fund will make equity investments in large-cap U.S. issuers (including foreign issuers that are traded in the United States) with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of the S&P 500 at the time of investment. Normally, the Fund will seek to hold certain of the higher dividend paying stocks within respective industries and sectors while still maintaining industry and sector weights that are similar to those of the S&P 500 Index. The Investment Adviser will use proprietary quantitative techniques, including a risk model, and a transactions cost model, in managing the Fund’s equity investments.

For the Fund, the Investment Adviser’s quantitative style of funds management emphasizes two building blocks of active management: careful portfolio construction and efficient implementation.

Step 1: Portfolio Construction

A proprietary risk model, which attempts to identify and measure the comparative risks between equity investments as accurately as possible, is used by the Investment Adviser. In this process, the Investment Adviser seeks to manage risk by overweighting stocks with positive characteristics identified in the return models and underweighting stocks with negative characteristics relative to their benchmark weights, while maintaining other characteristics such as size and sector weights close to the benchmark. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given the Fund’s equity benchmark.

Step 2: Efficient Implementation

The equity portfolio management team considers transaction costs at each step of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the multifactor model. The team also factors expected execution costs into portfolio construction and evaluates multiple trading options. The team then selects the trading strategy it believes will minimize the total transaction costs to the Fund.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Fixed Income Securities. The Fund invests at least 25% of its Total Assets in fixed-income securities.

The Fund’s fixed-income securities primarily include:

■	Securities issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises
■	Securities issued by corporations, banks and other issuers
■	Mortgage-backed and asset-backed securities

The Fund may also engage in forward foreign currency transactions for both speculative and hedging purposes. The Fund’s investments in non-U.S. dollar denominated obligations will not exceed 25% of its total assets at the time of investment and 15% of the Fund’s total assets may be invested in obligations of issuers in countries with emerging markets or economies (“emerging countries”). However, to the extent that the Investment Adviser has entered into transactions that are intended to hedge the Fund’s position in a non-U.S. dollar denominated obligation against currency risk, such obligation will not be counted when calculating compliance with the 25% limitation on obligations in non-U.S. currency. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index.

Goldman Sachs Capital Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell® 1000 Growth Index

Investment Focus:	Large-cap U.S. equity investments that offer long-term capital appreciation potential

Investment Style:	Growth

Symbols:	Class A: GSCGX, Class B: GSCBX, Class C: GSPCX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to have long-term capital appreciation potential. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Growth and Income Fund

FUND FACTS

Objective:	Long-term growth of capital and growth of income

Benchmark:	Russell 1000® Value Index

Investment Focus:	Large-cap U.S. equity investments that are believed to be undervalued

Investment Style:	Value

Symbols:	Class A: GSGRX, Class B: GSGBX, Class C: GSGCX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and growth of income.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may also invest up to 35% of its Total Assets in fixed-income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective.

Goldman Sachs Large Cap Value Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Russell 1000® Value Index

Investment Focus:	Large-cap U.S. equity investments that are believed to be undervalued

Investment Style:	Value

Symbols:	Class A: GSLAX, Class B: GSVBX, Class C: GSVCX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap U.S. issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment.* If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 1000® Value Index is currently between $1.3 billion and $448 billion. The Fund seeks its investment objective by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities quoted in foreign currencies.

Other. The Fund may invest up to 20% of its Net Assets in fixed-income securities, such as government, corporate and bank debt obligations.

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Strategic Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell® 1000 Growth Index

Investment Focus:	Large-cap U.S. equity investments that are considered to be strategically positioned for consistent long-term growth

Investment Style:	Growth

Symbols:	Class A: GGRAX, Class B: GSWBX, Class C: GGRCX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to be strategically positioned for consistent long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Goldman Sachs Concentrated Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell® 1000 Growth Index

Investment Focus:	Concentrated portfolio of U.S. equity investments that offer long-term capital appreciation potential

Investment Style:	Growth

Symbols:	Class A: GCGAX, Class B: GCGBX, Class C: GCGCX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments selected for their potential to achieve capital appreciation over the long term. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Investment Adviser to be positioned for long-term growth.

The Fund may invest in securities of companies of any capitalization. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest up to 10% of its Total Assets in fixed-income securities, such as government, corporate and bank debt obligations.

The Concentrated Growth Fund is “non-diversified” under the Investment Company Act of 1940 (the “Investment Company Act”), and may invest a large percentage of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Concentrated Growth Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Mid Cap Value Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Russell Midcap® Value Index

Investment Focus:	Mid-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace

Investment Style:	Value

Symbols:	Class A: GCMAX, Class B: GCMBX, Class C: GCMCX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment.* If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell Midcap® Value Index is currently between $1.3 billion and $19 billion. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

Goldman Sachs Growth Opportunities Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell Midcap® Growth Index

Investment Focus:	U.S. equity investments that offer long-term capital appreciation potential with a primary focus on mid-cap companies

Investment Style:	Growth

Symbols:	Class A: GGOAX, Class B: GGOBX, Class C: GGOCX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments with a primary focus on mid-cap companies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to be strategically positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Small/Mid Cap Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2500® Growth Index

Investment Focus:	U.S. equity investments that offer long-term capital appreciation potential with a primary focus on small and mid-cap companies

Investment Style:	Growth

Symbol:	Class A: GSMXX; Class B: GSMDX; Class C: GSMGX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equities. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in small and mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2500® Growth Index at the time of investment.* If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2500® Growth Index is currently between $62 million and $7.81 billion. The Fund seeks to achieve its investment objective by investing in equity investments that are considered by the Investment Adviser to be strategically positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest up to 20% of its Net Assets in fixed-income securities, such as government, corporate and bank debt obligations.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

Goldman Sachs Small Cap Value Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Value Index

Investment Focus:	Small-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace

Investment Style:	Value

Symbols:	Class A: GSSMX, Class B: GSQBX, Class C: GSSCX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment.* If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2000® Value Index is currently between $159 million and $2.9 billion. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

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Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual/ semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“Additional Statement”).

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies		Capital	Growth
of the Fund	Balanced	Growth	and Income
— Not permitted	Fund	Fund	Fund

Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3
Credit, Currency, Index, Interest Rate, Total Return and Mortgage Swaps*	15	—	—
Cross Hedging of Currencies	•	•	•
Custodial Receipts and Trust Certificates	•	•	•
Equity Swaps*	•	•	•
Foreign Currency Transactions**	•[1]	•	•
Futures Contracts and Options on Futures Contracts	•	•	•
Interest Rate Caps, Floors and Collars	•	—	—
Investment Company Securities (including iSharesSM and Standard & Poor’s Depositary Receipts™)	10	10	10
Loan Participations	•	—	—
Mortgage Dollar Rolls	•	—	—
Options on Foreign Currencies[2]	•	•	•
Options on Securities and Securities Indices[3]	•	•	•
Repurchase Agreements	•	•	•
Reverse Repurchase Agreements (for investment purposes)	•	—	—
Securities Lending	33 1/3	33 1/3	33 1/3
Short Sales Against the Box	25	25	25
Unseasoned Companies	•	•	•
Warrants and Stock Purchase Rights	•	•	•
When-Issued Securities and Forward Commitments	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and all swap transactions that are not deemed liquid.

**	Limited by the amount the Fund invests in foreign securities.
[1]	The Balanced Fund may also enter into forward foreign currency exchange contracts to seek to increase total return.
[2]	The Funds may purchase and sell call and put options.
[3]	The Funds may sell covered call and put options and purchase call and put options.

OTHER INVESTMENT PRACTICES AND SECURITIES

Large Cap	Strategic	Concentrated	Mid Cap	Growth	Small/	Small Cap
Value	Growth	Growth	Value	Opportunities	Mid Cap Growth	Value
Fund	Fund	Fund	Fund	Fund	Fund	Fund

33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
—	—	—	—	—	—	—
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
—	—	—	—	—	—	—
10	10	10	10	10	10	10
—	—	—	—	—	—	—
—	—	—	—	—	—	—
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
—	—	—	—	—	—	—
33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
25	25	25	25	25	25	25
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies		Capital		Growth
of the Fund	Balanced	Growth		and Income
— Not permitted	Fund	Fund		Fund

Investment Securities
American, European and Global Depositary Receipts	•	•		•
Asset-Backed and Mortgage-Backed Securities[4]	•	•		•
Bank Obligations[4]	•	•		•
Convertible Securities[5]	•	•		•
Corporate Debt Obligations[4]	•	•		•
Equity Investments	45-65	90	+	65	+
Emerging Country Securities	15[6]	10	[6]	25	[6]
Fixed-Income Securities[7]	35-45 [8,11]	•		35
Foreign Securities	20[6]	25	[6]	25	[6]
Foreign Government Securities[4]	10[11]	—		—
Municipal Securities	•	—		—
Non-Investment Grade Fixed-Income Securities	10[12]	10	[13]	10	[13]
Private Investments in Public Equity (“PIPEs”)	—	—		—
Real Estate Investment Trusts (“REITs”)	•	•		•
Stripped Mortgage Backed Securities[4]	•	—		—
Structured Securities*	•	•		•
Temporary Investments	100	100		100
U.S. Government Securities[4]	•	•		•
Yield Curve Options and Inverse Floating Rate Securities	•	—		—

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[4]	Limited by the amount the Fund invests in fixed income securities.

[5]	Convertible securities purchased by the Balanced Fund must be B or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”). All Funds use the same rating criteria for convertible and non-convertible debt securities.

[6]	The Balanced, Capital Growth, Growth and Income, Strategic Growth, Concentrated Growth and Growth Opportunities Funds may invest in the aggregate up to 20%, 25%, 25%, 25%, 25% and 25%, respectively, of their Total Assets in foreign securities, including emerging country securities. The Large Cap Value, Mid Cap Value, Small/Mid Cap Growth and Small Cap Value Funds may invest in the aggregate up to 25%, 25%, 25% and 25%, respectively, of their Net Assets in foreign securities, including emerging country securities.

[7]	Except as noted under “Convertible Securities” and “Non-Investment Grade Fixed-Income Securities,” fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s, Baa or higher by Moody’s or have a comparable rating by another NRSRO).
[8]	The Balanced Fund invests at least 25% of its Total Assets in fixed-income senior securities; the remainder may be invested in other fixed-income securities and cash.
[9]	The Mid Cap Value Fund may invest in the aggregate up to 20% of its Net Assets in: (i) securities of companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap Value Index at the time of investment; and (ii) fixed-income securities.

OTHER INVESTMENT PRACTICES AND SECURITIES

Large Cap		Strategic		Concentrated		Mid Cap		Growth		Small/Mid Cap		Small Cap
Value		Growth		Growth		Value		Opportunities		Growth		Value
Fund		Fund		Fund		Fund		Fund		Fund		Fund

•		•		•		•		•		•		•
•		•		•		•		•		•		•
•		•		•		•		•		•		•
•		•		•		•		•		—		•
•		•		•		•		•		•		•
80	+	90	+	90	+	80	+	90	+	80	+	80	+
25	[6]	10	[6]	10	[6]	25	[6]	10	[6]	25	[6]	25	[6]
20		•		10		20	[9]	•		20		20	[10]
25	[6]	25	[6]	25	[6]	25	[6]	25	[6]	25	[6]	25	[6]
—		—		—		—		—		—		—
—		—		—		—		—		—		—
10	[13]	10	[13]	—		10	[14]	10	[13]	20	[13]	20	[13]
—		—		—		—		—		—		•
•		•		•		•		•		•		•
—		—		—		—		—		—		—
•		•		•		•		•		•		•
100		100		100		100		100		100		100
•		•		•		•		•		•		•
—		—		—		—		—		—		—

[10]	The Small Cap Value Fund may invest in the aggregate up to 20% of its Net Assets in: (1) securities of companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment; and (2) fixed-income securities.
[11]	The Balanced Fund may invest up to 10% of its Total Assets in debt obligations (U.S. dollar and non-U.S.-dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities.
[12]	Must be at least BB or B by Standard & Poor’s, Ba or B by Moody’s or have a comparable rating by another NRSRO at the time of investment.
[13]	May be BB or lower by Standard & Poor’s, Ba or lower by Moody’s or have a comparable rating by another NRSRO at the time of investment.
[14]	Must be B or higher by Standard & Poor’s, B or higher by Moody’s or have a comparable rating by another NRSRO at the time of investment.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

Growth
		Capital	and
• Applicable	Balanced	Growth	Income
— Not applicable	Fund	Fund	Fund

Credit/ Default	•	•	•
Foreign	•	•	•
Emerging Countries	•	•	•
Stock	•	•	•
Derivatives	•	•	•
Interest Rate	•	•	•
Management	•	•	•
Market	•	•	•
Liquidity	•	•	•
Investment Style	•	•	•
Mid Cap and Small Cap	—	—	—
Initial Public Offering (“IPO”)	—	•	—
Non-Diversification	—	—	—

PRINCIPAL RISKS OF THE FUNDS

Small/Mid
Large Cap	Strategic	Concentrated	Mid Cap	Growth	Cap	Small Cap
Value	Growth	Growth	Value	Opportunities	Growth	Value
Fund	Fund	Fund	Fund	Fund	Fund	Fund

•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
—	—	•	•	•	•	•
•	•	•	—	—	—	—
—	—	•	—	—	—	—

All Funds:

■	Credit/ Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
■	Emerging Countries Risk—The securities markets of Asian, Latin, Central and South American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.
■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

PRINCIPAL RISKS OF THE FUNDS

■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which GSAM or an affiliate now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s net asset value (“NAV”).
■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Specific Funds:

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

■	IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
■	Non-diversification Risk—The Concentrated Growth Fund is not diversified, which means it may invest a larger percentage of its assets in fewer issuers than a “diversified” mutual fund. Under normal circumstances, the Fund intends to invest in approximately 30-45 companies. As a result of the relatively small number of issuers in which the Fund generally invests, it may be subject to greater risks than a more diversified fund. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Class A Shares from year to year; and (b) how the average annual total returns of a Fund’s Class A, B and C Shares compare to those of broad-based securities market indices. The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance for the Small/Mid Cap Growth Fund is provided because the Fund has less than one calendar year’s performance.

The average annual total return calculation reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge (“CDSC”) for Class B Shares (5% maximum declining to 0% after six years), and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Class A Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historical highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

FUND PERFORMANCE

Balanced Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2006 was 6.69%. Best Quarter* Q2 ’97 +9.92% Worst Quarter* Q3 ’98 -8.71%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	10 Years	Since Inception

Class A (Inception 10/12/94)
Returns Before Taxes	-2.66%	1.56%	5.48%	7.11%
Returns After Taxes on Distributions**	-3.18%	0.80%	3.93%	5.50%
Returns After Taxes on Distributions and Sale of Fund Shares**	-1.56%	0.90%	3.80%	5.22%
S&P 500® Index***	4.91%	0.54%	9.07%	11.08%
Lehman Brothers Aggregate Bond Index****	2.43%	5.87%	6.16%	7.11%

Class B (Inception 5/1/96)
Returns Before Taxes	-2.79%	1.54%	N/A	5.13%
S&P 500® Index***	4.91%	0.54%	N/A	8.64%
Lehman Brothers Aggregate Bond Index****	2.43%	5.87%	N/A	6.64%

Class C (Inception 8/15/97)
Returns Before Taxes	1.27%	1.94%	N/A	2.47%
S&P 500® Index***	4.91%	0.54%	N/A	5.24%
Lehman Brothers Aggregate Bond Index****	2.43%	5.87%	N/A	6.33%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.
****	The Lehman Brothers Aggregate Bond Index is an unmanaged index of bond prices. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

Capital Growth Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2006 was 2.24%. Best Quarter* Q4 ’98 +24.31% Worst Quarter* Q3 ’01 -16.54%

AVERAGE ANNUAL TOTAL RETURN

				Since
For the period ended December 31, 2005	1 Year	5 Years	10 Years	Inception

Class A (Inception 4/20/90)
Returns Before Taxes	-3.28%	-3.72%	7.88%	10.31%
Returns After Taxes on Distributions**	-3.29%	-3.73%	6.56%	8.12%
Returns After Taxes on Distributions and Sale of Fund Shares**	-2.12%	-3.13%	6.27%	7.83%
Russell 1000 Growth Index***	5.26%	-3.58%	6.72%	9.98%
S&P 500 Index****	4.91%	0.54%	9.07%	11.05%

Class B (Inception 5/1/96)
Returns Before Taxes	-3.40%	-3.73%	N/A	7.15%
Russell 1000 Growth Index***	5.26%	-3.58%	N/A	6.10%
S&P 500 Index****	4.91%	0.54%	N/A	8.64%

Class C (Inception 8/15/97)
Returns Before Taxes	0.60%	-3.35%	N/A	3.94%
Russell 1000 Growth Index***	5.26%	-3.58%	N/A	2.55%
S&P 500 Index****	4.91%	0.54%	N/A	5.24%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

****	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

FUND PERFORMANCE

Growth and Income Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2006 was 14.29%. Best Quarter* Q2 ’97 +15.18% Worst Quarter* Q3 ’98 -16.97%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	10 Years	Since Inception

Class A (Inception 2/5/93)
Returns Before Taxes	-1.99%	2.76%	5.63%	7.80%
Returns After Taxes on Distributions**	-2.20%	2.53%	4.58%	6.65%
Returns After Taxes on Distributions and Sale of Fund Shares**	-1.03%	2.27%	4.31%	6.21%
Russell 1000® Value Index***	7.05%	5.28%	10.93%	11.84%
S&P 500 Index****	4.91%	0.54%	9.07%	10.33%

Class B (Inception 5/1/96)
Returns Before Taxes	-2.13%	2.78%	N/A	4.94%
Russell 1000® Value Index***	7.05%	5.28%	N/A	10.65%
S&P 500 Index****	4.91%	0.54%	N/A	8.64%

Class C (Inception 8/15/97)
Returns Before Taxes	1.92%	3.15%	N/A	0.77%
Russell 1000® Value Index***	7.05%	5.28%	N/A	7.79%
S&P 500 Index****	4.91%	0.54%	N/A	5.24%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000 Value Index is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

****	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

Large Cap Value Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2006 was 11.42%. Best Quarter* Q4 ’03 +12.98% Worst Quarter* Q3 ’02 -14.21%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Class A (Inception 12/15/99)
Returns Before Taxes	-0.06%	4.25%	5.18%
Returns After Taxes on Distributions**	-1.95%	3.67%	4.66%
Returns After Taxes on Distributions and Sale of Fund Shares**	0.80%	3.41%	4.25%
Russell 1000® Value Index***	7.05%	5.27%	5.85%

Class B (Inception 12/15/99)
Returns Before Taxes	-0.22%	4.29%	5.35%
Russell 1000® Value Index***	7.05%	5.27%	5.85%

Class C (Inception 12/15/99)
Returns Before Taxes	3.94%	4.64%	5.34%
Russell 1000® Value Index***	7.05%	5.27%	5.85%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000® Value Index is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

FUND PERFORMANCE

Strategic Growth Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2006 was 2.22%. Best Quarter* Q2 ’03 +14.02% Worst Quarter* Q3 ’01 -18.28%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Class A (Inception 5/24/99)
Returns Before Taxes	-4.06%	-5.22%	-2.42%
Returns After Taxes on Distributions**	-4.06%	-5.22%	-2.42%
Returns After Taxes on Distributions and Sale of Fund Shares**	-2.64%	-4.36%	-2.04%
Russell® 1000 Growth Index***	5.26%	-3.58%	-3.05%

Class B (Inception 5/24/99)
Returns Before Taxes	-4.18%	-5.23%	-2.32%
Russell® 1000 Growth Index***	5.26%	-3.58%	-3.05%

Class C (Inception 5/24/99)
Returns Before Taxes	-0.29%	-4.84%	-2.30%
Russell® 1000 Growth Index***	5.26%	3.58%	-3.05%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell® 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

Concentrated Growth Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2006 was 3.10%. Best Quarter* Q2 ’03 +15.76% Worst Quarter* Q1 ’05 -6.57%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	Since Inception

Class A (Inception 9/3/02)
Returns Before Taxes	-2.45%	7.44%
Returns After Taxes on Distributions**	-2.80%	7.24%
Returns After Taxes on Distributions and Sale of Fund Shares**	-1.14%	6.40%
Russell® 1000 Growth Index***	5.26%	10.49%

Class B (Inception 9/3/02)
Returns Before Taxes	-2.67%	7.70%
Russell® 1000 Growth Index***	5.26%	10.49%

Class C (Inception 9/3/02)
Returns Before Taxes	1.36%	8.41%
Russell® 1000 Growth Index***	5.26%	10.49%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell® 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

FUND PERFORMANCE

Mid Cap Value Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2006 was 6.63%. Best Quarter* Q2 ’99 +21.13% Worst Quarter* Q3 ’98 -20.87%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Class A (Inception 8/15/97)
Returns Before Taxes	6.26%	12.52%	10.25%
Returns After Taxes on Distributions**	4.47%	11.55%	8.60%
Returns After Taxes on Distributions and Sale of Fund Shares**	4.79%	10.57%	8.05%
Russell Midcap® Value Index***	12.65%	12.20%	11.31%

Class B (Inception 8/15/97)
Returns Before Taxes	6.25%	12.66%	10.20%
Russell Midcap® Value Index***	12.65%	12.20%	11.31%

Class C (Inception 8/15/97)
Returns Before Taxes	10.54%	12.95%	10.20%
Russell Midcap® Value Index***	12.65%	12.20%	11.31%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

Growth Opportunities Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2006 was -0.88%. Best Quarter* Q4 ’01 +24.17% Worst Quarter* Q3 ’01 -22.34%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Class A (Inception 5/24/99)
Returns Before Taxes	-1.29%	2.96%	13.03%
Returns After Taxes on Distributions**	-2.02%	2.80%	12.59%
Returns After Taxes on Distributions and Sale of Fund Shares**	0.14%	2.54%	11.32%
Russell Midcap® Growth Index***	12.10%	1.38%	4.56%

Class B (Inception 5/24/99)
Returns Before Taxes	-1.54%	2.98%	13.26%
Russell Midcap® Growth Index***	12.10%	1.38%	4.56%

Class C (Inception 5/24/99)
Returns Before Taxes	2.63%	3.36%	13.16%
Russell Midcap® Growth Index***	12.10%	1.38%	4.56%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

FUND PERFORMANCE

Small Cap Value Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2006 was 9.41%. Best Quarter* Q2 ’99 +30.13% Worst Quarter* Q3 ’98 -32.23%

AVERAGE ANNUAL TOTAL RETURN

				Since
For the period ended December 31, 2005	1 Year	5 Years	10 Years	Inception

Class A (Inception 10/22/92)
Returns Before Taxes	-2.48%	13.12%	12.18%	11.89%
Returns After Taxes on Distributions**	-4.19%	12.42%	11.04%	10.67%
Returns After Taxes on Distributions and Sale of Fund Shares**	-0.82%	11.31%	10.23%	9.97%
Russell 2000® Value Index***	4.71%	13.54%	13.07%	14.43%

Class B (Inception 5/1/96)
Returns Before Taxes	-2.67%	13.27%	N/A	10.63%
Russell 2000® Value Index***	4.71%	13.54%	N/A	12.73%

Class C (Inception 8/15/97)
Returns Before Taxes	1.40%	13.51%	N/A	9.39%
Russell 2000® Value Index***	4.71%	13.54%	N/A	10.80%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 2000® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2,000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B, or Class C Shares of a Fund.

	Balanced Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	0.65%		0.65%		0.65%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses7*	0.37%		0.37%		0.37%

Total Fund Operating Expenses*	1.27%		2.02%		2.02%

See pages 46-48 for all other footnotes.

*	The “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Balanced Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	0.55%	0.55%	0.55%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[7]	0.25%	0.25%	0.25%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.05%	1.80%	1.80%

FUND FEES AND EXPENSES

	Capital Growth Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	0.95%		0.95%		0.95%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[7]*	0.24%		0.24%		0.24%

Total Fund Operating Expenses*	1.44%		2.19%		2.19%

See pages 46-48 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Capital Growth Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[7]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.39%	2.14%	2.14%

Fund Fees and Expenses (continued)

	Growth and Income Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	0.69%		0.69%		0.69%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[7]*	0.24%		0.24%		0.24%

Total Fund Operating Expenses*	1.18%		1.93%		1.93%

See pages 46-48 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Growth and Income Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	0.69%	0.69%	0.69%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[7]	0.24%	0.24%	0.24%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.18%	1.93%	1.93%

FUND FEES AND EXPENSES

	Large Cap Value Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	0.74%		0.74%		0.74%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[7]*	0.24%		0.24%		0.24%

Total Fund Operating Expenses*	1.23%		1.98%		1.98%

See pages 46-48 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Large Cap Value Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	0.74%	0.74%	0.74%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[7]	0.24%	0.24%	0.24%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.23%	1.98%	1.98%

Fund Fees and Expenses (continued)

	Strategic Growth Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[7]*	0.31%		0.31%		0.31%

Total Fund Operating Expenses*	1.56%		2.31%		2.31%

See pages 46-48 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Strategic Growth Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[7]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.44%	2.19%	2.19%

FUND FEES AND EXPENSES

	Concentrated Growth Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[7]*	0.39%		0.39%		0.39%

Total Fund Operating Expenses*	1.64%		2.39%		2.39%

See pages 46-48 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Concentrated Growth Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[7]	0.23%	0.23%	0.23%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.48%	2.23%	2.23%

Fund Fees and Expenses (continued)

	Mid Cap Value Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	0.71%		0.71%		0.71%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[7]*	0.21%		0.21%		0.21%

Total Fund Operating Expenses*	1.17%		1.92%		1.92%

See pages 46-48 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Mid Cap Value Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	0.71%	0.71%	0.71%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[7]	0.21%	0.21%	0.21%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.17%	1.92%	1.92%

FUND FEES AND EXPENSES

	Growth Opportunities Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	0.99%		0.99%		0.99%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[7]*	0.23%		0.23%		0.23%

Total Fund Operating Expenses*	1.47%		2.22%		2.22%

See pages 46-48 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Growth Opportunities Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	0.99%	0.99%	0.99%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[7]	0.23%	0.23%	0.23%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.47%	2.22%	2.22%

Fund Fees and Expenses (continued)

	Small/Mid Cap Growth Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses7*	0.80%		0.80%		0.80%

Total Fund Operating Expenses*	2.05%		2.80%		2.80%

See pages 46-48 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Small/Mid Cap Growth Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[7]	0.25%	0.25%	0.25%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.50%	2.25%	2.25%

FUND FEES AND EXPENSES

	Small Cap Value Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[7]*	0.23%		0.23%		0.23%

Total Fund Operating Expenses*	1.48%		2.23%		2.23%

See pages 46-48 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Small Cap Value Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[7]	0.23%	0.23%	0.23%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.48%	2.23%	2.23%

Fund Fees and Expenses (continued)

[1]	The maximum sales charge is a percentage of the offering price. Under certain circumstances, as described in the Shareholder Guide, the maximum sales charge may be reduced or waived entirely. A CDSC of 1% may be imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more.
[2]	The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.
[3]	A CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter.
[4]	A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[5]	Except for the Balanced, Growth and Income, Mid Cap Value, Small/Mid Cap Growth and Small Cap Value Funds, the Funds’ annual operating expenses are based on actual expenses incurred for the fiscal year ended August 31, 2006. The annual operating expenses for the Balanced, Growth and Income, Mid Cap Value, Small/Mid Cap Growth and Small Cap Value Funds are based on amounts expected to be incurred for the fiscal year ending August 31, 2007.

[6]	The Investment Adviser is entitled to a management fee at an annual rate equal to the following percentages of the average daily net assets of the Funds:

FUND FEES AND EXPENSES

	Management Fee
Fund	Annual Rate	Average Daily Net Assets

Balanced	0.65%	First $	1 Billion
	0.59	Next $	1 Billion
	0.56	Over $	2 Billion

Capital Growth	1.00%	First $	1 Billion
	0.90	Next $	1 Billion
	0.80	Over $	2 Billion

Growth and Income	0.70%	First $	1 Billion
	0.63	Next $	1 Billion
	0.60	Over $	2 Billion

Large Cap Value	0.75%	First $	1 Billion
	0.68	Next $	1 Billion
	0.65	Over $	2 Billion

Strategic Growth	1.00%	First $	1 Billion
	0.90	Next $	1 Billion
	0.86	Over $	2 Billion

Concentrated Growth	1.00%	First $	1 Billion
	0.90	Next $	1 Billion
	0.86	Over $	2 Billion

Mid Cap Value	0.75%	First $	2 Billion
	0.68	Over $	2 Billion

Growth Opportunities	1.00%	First $	2 Billion
	0.90	Over $	2 Billion

Small/Mid Cap Growth	1.00%	First $	2 Billion
	0.90	Over $	2 Billion

Small Cap Value	1.00%	First $	2 Billion
	0.90	Over $	2 Billion

Effective May 1, 2006, the Investment Adviser has voluntarily agreed to waive a portion of its management fees equal to 0.10% of the Balanced Fund’s average daily net assets.

[7]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.19% of the average daily net assets of each Fund’s Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other

Fund Fees and Expenses (continued)

extraordinary expenses exclusive of any expense offset arrangements) to the following percentages of each Fund’s average daily net assets:

Other
Fund	Expenses

Balanced	0.064%
Capital Growth	0.004%
Growth and Income	0.054%
Large Cap Value	0.064%
Strategic Growth	0.004%
Concentrated Growth	0.044%
Mid Cap Value	0.104%
Growth Opportunities	0.114%
Small/Mid Cap Growth	0.064%
Small Cap Value	0.064%

These expense reductions may be terminated at any time at the option of the Investment Adviser. Other Expenses of the Large Cap Value, Mid Cap Value, Growth Opportunities and Small Cap Value Funds are currently below the above listed expense caps.

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Balanced
Class A Shares	$672	$931	$1,209	$2,000
Class B Shares
– Assuming complete redemption at end of period	$705	$934	$1,288	$2,155
– Assuming no redemption	$205	$634	$1,088	$2,155
Class C Shares
– Assuming complete redemption at end of period	$305	$634	$1,088	$2,348
– Assuming no redemption	$205	$634	$1,088	$2,348

Capital Growth
Class A Shares	$689	$980	$1,294	$2,179
Class B Shares
– Assuming complete redemption at end of period	$722	$985	$1,375	$2,334
– Assuming no redemption	$222	$685	$1,175	$2,334
Class C Shares
– Assuming complete redemption at end of period	$322	$685	$1,175	$2,524
– Assuming no redemption	$222	$685	$1,175	$2,524

Growth and Income
Class A Shares	$664	$904	$1,163	$1,903
Class B Shares
– Assuming complete redemption at end of period	$696	$906	$1,242	$2,059
– Assuming no redemption	$196	$606	$1,042	$2,059
Class C Shares
– Assuming complete redemption at end of period	$296	$606	$1,042	$2,254
– Assuming no redemption	$196	$606	$1,042	$2,254

Large Cap Value
Class A Shares	$668	$919	$1,188	$1,957
Class B Shares
– Assuming complete redemption at end of period	$701	$921	$1,268	$2,113
– Assuming no redemption	$201	$621	$1,068	$2,113
Class C Shares
– Assuming complete redemption at end of period	$301	$621	$1,068	$2,306
– Assuming no redemption	$201	$621	$1,068	$2,306

Fund Fees and Expenses (continued)

Fund	1 Year	3 Years	5 Years	10 Years

Strategic Growth
Class A Shares	$700	$1,016	$1,353	$2,304
Class B Shares
– Assuming complete redemption at end of period	$734	$1,021	$1,435	$2,458
– Assuming no redemption	$234	$721	$1,235	$2,458
Class C Shares
– Assuming complete redemption at end of period	$334	$721	$1,235	$2,646
– Assuming no redemption	$234	$721	$1,235	$2,646

Concentrated Growth
Class A Shares	$708	$1,039	$1,393	$2,387
Class B Shares
– Assuming complete redemption at end of period	$742	$1,045	$1,475	$2,540
– Assuming no redemption	$242	$745	$1,275	$2,540
Class C Shares
– Assuming complete redemption at end of period	$342	$745	$1,275	$2,726
– Assuming no redemption	$242	$745	$1,275	$2,726

Mid Cap Value
Class A Shares	$663	$901	$1,158	$1,892
Class B Shares
– Assuming complete redemption at end of period	$695	$903	$1,237	$2,048
– Assuming no redemption	$195	$603	$1,037	$2,048
Class C Shares
– Assuming complete redemption at end of period	$295	$603	$1,037	$2,243
– Assuming no redemption	$195	$603	$1,037	$2,243

Growth Opportunities
Class A Shares	$691	$989	$1,309	$2,211
Class B Shares
– Assuming complete redemption at end of period	$725	$994	$1,390	$2,365
– Assuming no redemption	$225	$694	$1,190	$2,365
Class C Shares
– Assuming complete redemption at end of period	$325	$694	$1,190	$2,554
– Assuming no redemption	$225	$694	$1,190	$2,554

Small/Mid Cap Growth
Class A Shares	$747	$1,157	$1,593	$2,798
Class B Shares
– Assuming complete redemption at end of period	$783	$1,168	$1,679	$2,949
– Assuming no redemption	$283	$868	$1,479	$2,949
Class C Shares
– Assuming complete redemption at end of period	$383	$868	$1,479	$3,128
– Assuming no redemption	$283	$868	$1,479	$3,128

FUND FEES AND EXPENSES

Fund	1 Year	3 Years	5 Years	10 Years

Small Cap Value
Class A Shares	$693	$993	$1,315	$2,225
Class B Shares
– Assuming complete redemption at end of period	$726	$998	$1,397	$2,380
– Assuming no redemption	$226	$698	$1,197	$2,380
Class C Shares
– Assuming complete redemption at end of period	$326	$698	$1,197	$2,569
– Assuming no redemption	$226	$698	$1,197	$2,569

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “What Should I Know When I Purchase Shares Through An Authorized Dealer?” in the Prospectus and “Payments to Intermediaries” in the Additional Statement.

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005	Balanced Capital Growth Growth and Income Large Cap Value Strategic Growth Concentrated Growth Mid Cap Value Growth Opportunities Small/Mid Cap Growth Small Cap Value

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of September 30, 2006, GSAM had assets under management of $576.4 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

			Actual Rate
		Average	For the Fiscal
		Daily	Year Ended
Fund	Contractual Rate	Net Assets	August 31, 2006

Balanced	0.65%	First $1 Billion	0.61%
	0.59%	Next $1 Billion
	0.56%	Over $2 Billion

Capital Growth	1.00%	First $1 Billion	0.95%
	0.90%	Next $1 Billion
	0.80%	Over $2 Billion

Growth and Income	0.70%	First $1 Billion	0.69%
	0.63%	Next $1 Billion
	0.60%	Over $2 Billion

Large Cap Value	0.75%	First $1 Billion	0.74%
	0.68%	Next $1 Billion
	0.65%	Over $2 Billion

Strategic Growth	1.00%	First $1 Billion	1.00%
	0.90%	Next $1 Billion
	0.86%	Over $2 Billion

Concentrated Growth	1.00%	First $1 Billion	1.00%
	0.90%	Next $1 Billion
	0.86%	Over $2 Billion

Mid Cap Value	0.75%	First $2 Billion	0.71%
	0.68%	Over $2 Billion

Growth Opportunities	1.00%	First $2 Billion	0.99%
	0.90%	Over $2 Billion

Small/Mid Cap Growth	1.00%	First $2 Billion	1.00%
	0.90%	Over $2 Billion

Small Cap Value	1.00%	First $2 Billion	1.00%
	0.90%	Over $2 Billion

The Investment Adviser may voluntarily waive a portion of its advisory fee from time to time, and discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds in 2005 is available in the Funds’ annual report dated August 31, 2006.

FUND MANAGERS

Value Investment Team

■	Fourteen investment professionals with an average of over 17 years each of financial experience comprise the Investment Adviser’s value investment team

■	The team is organized by industry in order to deliver depth and breadth of research expertise
■	Portfolio decision makers are actively conducting the research, which brings intensity and focus to the Value team process

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Eileen Rominger Managing Director Chief Investment Officer	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value	Since 1999 1999 1999	Ms. Rominger joined the Investment Adviser as a portfolio manager and Chief Investment Officer of the Value team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Dolores Bamford, CFA Managing Director	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value Small Cap Value	Since 2002 2002 2002 2002	Ms. Bamford joined the Investment Adviser as a portfolio manager for the Value team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.

David L. Berdon Vice President	Portfolio Manager— Large Cap Value Mid Cap Value	Since 2002 2002	Mr. Berdon joined the Investment Adviser as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy Inc.

Andrew Braun Managing Director	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value	Since 2001 2001 2001	Mr. Braun joined the Investment Adviser as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team and he became a portfolio manager in May 2001.

Scott Carroll, CFA Vice President	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value Small Cap Value	Since 2002 2002 2002 2002	Mr. Carroll joined the Investment Adviser as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Sally Pope Davis Vice President	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value Small Cap Value	Since 2001 2001 2001 2006	Ms. Davis joined the Investment Adviser as a portfolio manager in August 2001 for the US Value Team, where she has broad research responsibilities across the value strategies. Prior to joining GSAM in 2001, she was a Relationship Manager for two years in Goldman Sachs Private Wealth Management. Previously, she was a sell-side Bank Analyst for ten years in the Goldman Sachs Investment Research Department.

J. Kelly Flynn Vice President	Portfolio Manager— Small Cap Value Mid Cap Value	Since 2002 2006	Mr. Flynn joined the Investment Adviser as a portfolio manager in April 2002. From 1999 to 2002, he was a portfolio manager for Small Cap/SMID Cap Value products at Lazard Asset Management.

Sean Gallagher Managing Director	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value	Since 2001 2001 2001	Mr. Gallagher joined the Investment Adviser as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

James Otness, CFA Managing Director	Portfolio Manager— Small Cap Value	Since 2000	Mr. Otness joined the Investment Adviser as a portfolio manager in May 2000. From 1998 to 2000, he headed Dolphin Asset Management.

Lisa Parisi, CFA Managing Director	Portfolio Manager— Mid Cap Value Small Cap Value Growth and Income Large Cap Value	Since 2001 2001 2002 2002	Ms. Parisi joined the Investment Adviser as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.

Edward Perkin, CFA Vice President	Portfolio Manager— Mid Cap Value Small Cap Value Growth and Income	Since 2004 2004 2006	Mr. Perkin joined the Investment Adviser as a research analyst in June 2002 and became a portfolio manager in July 2004. From August 2000 to May 2002, he gained investment research experience at Gabelli Asset Management and Fidelity Advisors while attending business school. From August 1997 to May 2000, he was a senior research analyst at FiServe.

		Years
		Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Robert Crystal Vice President	Portfolio Manager— Small Cap Value	2006	Mr. Crystal joined the Investment Adviser as a portfolio manager in March 2006. Prior to joining GSAM, he was a Director at Brant Point Capital Management LLC from January 2003 to August 2005. From April 1999 to January 2003 he was a Vice President at Schroder Investment Management. Prior to that he was an Assistant Vice President at Wheat First Butcher Singer.

Eileen Rominger serves as lead manager of the Value team. Each other portfolio manager serves as a primary research analyst for a particular industry. While the entire team debates investment ideas and overall portfolio structure, the final buy/sell decision for a particular security resides primarily with the portfolio manager responsible for that particular industry. As Chief Investment Officer and lead portfolio manager of the team, Ms. Rominger is ultimately responsible for the composition of a Fund’s portfolio structure at both the stock and industry level.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

Growth Investment Team

■	For 26 years, the team has applied a consistent investment discipline through diverse and complete market cycles

■	$26.8 billion in equities currently under management

■	A deep and experienced portfolio management and research team comprised of industry experts that provide in depth research within each sector.

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Steven M. Barry Managing Director Chief Investment Officer	Senior Portfolio Manager— Growth Opportunities Capital Growth Strategic Growth Concentrated Growth Small/Mid Cap Growth	Since 1999 2000 2000 2002 2005	Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

Gregory H. Ekizian, CFA Managing Director Chief Investment Officer	Senior Portfolio Manager— Capital Growth Strategic Growth Growth Opportunities Concentrated Growth Small/Mid Cap Growth	Since 1997 1999 1999 2002 2005	Mr. Ekizian joined the Investment Adviser in January 1997 when Goldman Sachs Asset Management acquired Liberty Investment Management. He was a senior portfolio manager at Liberty prior to the acquisition. He joined Liberty’s predecessor firm Eagle Asset Management in 1990.

David G. Shell, CFA Managing Director Chief Investment Officer	Senior Portfolio Manager— Capital Growth Strategic Growth Growth Opportunities Concentrated Growth Small/Mid Cap Growth	Since 1997 1999 1999 2002 2005	Mr. Shell joined the Investment Adviser in January 1997 when Goldman Sachs Asset Management acquired Liberty Investment Management. He was a senior portfolio manager at Liberty prior to the acquisition. He joined Liberty’s predecessor firm Eagle Asset Management in 1987.

Steve Barry, Dave Shell and Greg Ekizian are Chief Investment Officers (“CIOs”) of the Growth team. All 19 members of the team discuss their research analysis and recommendations with the whole team at investment strategy meetings. The entire team discusses and debates whether the business being presented meets the Growth team’s definition of a high-quality growth business and the attractiveness of the current valuation. The team reaches a consensus on whether a business is worthy of a position in the portfolio. The CIOs are accountable for all portfolio construction decisions and determine the appropriate weight for each investment.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

Fixed-Income Investment Team

■	The Fixed-Income team is comprised of a deep team of sector specialists
■	The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation

■	The team manages approximately $171.1 billion in fixed-income assets for retail, institutional and high net worth clients

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Jonathan A. Beinner Chief Investment Officer, Fixed-Income Portfolio Management	Senior Portfolio Manager— Balanced (Fixed-Income)	Since 1994	Mr. Beinner joined the Investment Adviser in 1990 as a portfolio manager.

James B. Clark Managing Director Co-Head U.S. Fixed-Income	Portfolio Manager— Balanced (Fixed-Income)	Since 1994	Mr. Clark joined the Investment Adviser in 1994 as a portfolio manager.

Jonathan Beinner serves as the Chief Investment Officer for the Fixed-Income team and is responsible for high-level decisions pertaining to portfolios across multiple strategies. James Clark serves as Co-Head of the U.S. Fixed-Income team and is responsible for a variety of U.S. investment strategies. The Fixed-Income portfolio management team is organized into a series of specialist teams which focus on generating and implementing investment ideas within their area of expertise. Both top-down and bottom-up decisions are made by these small strategy teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolio resides with the lead portfolio managers, who set the long-term risk budget and oversee the portfolio construction process.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

SERVICE PROVIDERS

Global Quantitative Equity Team

■	A stable and growing team supported by an extensive internal staff

■	More than $100 billion in equities currently under management including $52 billion in U.S. equities

■	Proprietary research on quantitative models and tax-advantaged strategies

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Don Mulvihill Managing Director	Senior Portfolio Manager—Balanced	Since 2006	Mr. Mulvihill joined the Investment Adviser in 1985 as a portfolio manager. In 1991 he joined the Fixed Income team in London as a portfolio manager, and in 1992 he became President of Goldman Sachs Asset Management, Japan. Mr. Mulvihill joined the Quantitative Equity team in 1999.

Robert C. Jones Chief Investment Officer Managing Director	Senior Portfolio Manager—Balanced	Since 2006	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Don Mulvihill is the Senior Portfolio Manager responsible for taxable portfolios, and is responsible for the Fund’s portfolio management process, including setting research priorities and client contact. Robert C. Jones serves as Chair of the GQE Investment Policy Committee, which oversees portfolio management process. The computer optimizer constructs the portfolio and no one person on the team has a subjective override of the computer optimizer process.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Suite 500, Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may adversely impact the Funds. Transactions by one or more Goldman Sachs advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others

SERVICE PROVIDERS

associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the Additional Statement.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, certain of the Goldman Sachs Funds included in this Prospectus and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, In re Goldman Sachs Mutual Funds Fee Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman, Sachs & Co., Goldman Sachs Variable Insurance Trust (“GSVIT”), the Trustees and Officers of the Trust and John Doe Defendants (collectively, the “Defendants”) in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and GSVIT (collectively, the “Goldman Sachs Funds”) were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

The second amended consolidated complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), asserts claims involving (i) violations of the Investment Company Act and the Investment Advisers Act of 1940, (ii) common law breaches of fiduciary duty, and (iii) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. The plaintiffs in the cases are seeking compensatory damages; rescission of GSAM’s and GSAMI’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees. On January 13, 2006, all claims against the Defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals on similar litigation.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to its clients, including the Goldman Sachs Funds.

Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain Goldman Sachs Institutional Liquid Assets Portfolios (“ILA Portfolios”). See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

	Investment	Capital Gains
Fund	Income Dividends	Distributions

Balanced	Quarterly	Annually

Capital Growth	Annually	Annually

Growth and Income	Quarterly	Annually

Large Cap Value	Annually	Annually

Strategic Growth	Annually	Annually

Concentrated Growth	Annually	Annually

Mid Cap Value	Annually	Annually

Growth Opportunities	Annually	Annually

Small/Mid Cap Growth	Annually	Annually

Small Cap Value	Annually	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ shares.

HOW TO BUY SHARES

How Can I Purchase Class A, Class B And Class C Shares Of The Funds?
You may purchase shares of the Funds through:

■	Authorized Dealers;
■	Goldman Sachs; or
■	Directly from Goldman Sachs Trust (the “Trust”).

In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application. An order will be processed upon receipt of payment.

To Open an Account:

■	Complete the Account Application
■	Mail your payment and Account Application to:

Your Authorized Dealer

—	Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
—	Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

or
Goldman Sachs Funds, P.O. Box 219711, Kansas City, MO 64121-9711

—	Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds – (Name of Fund and Class of Shares)
—	Boston Financial Data Services, Inc. (“BFDS”), the Funds’ sub-transfer agent, will not accept checks drawn on foreign banks, third-party checks, cashier’s checks or official checks, temporary checks, electronic checks, drawer checks, cash, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, BFDS may accept cashier’s checks or official bank checks.
—	Federal funds wire, Automated Clearing House Network (“ACH”) transfer or bank wires should be sent to State Street Bank and Trust Company (“State Street”) (each Fund’s custodian). Please call the Funds at 1-800-526-7384 to get detailed instructions on how to wire your money.

What Is My Minimum Investment In The Funds?

	Initial	Additional*

Regular Accounts	$1000	$50

Employer Sponsored Benefit Plans	$250	No Minimum

Uniform Gift/Transfer to Minor (UTMA/UGMA)	$250	$50

Individual Retirement Accounts and Coverdell ESAs	$250	$50

Automatic Investment Plans	$250	$50

*	No minimum additional investment requirements are imposed with respect to investors trading through intermediaries who aggregate shares in omnibus or similar accounts (e.g., retirement plan accounts, wrap program accounts or traditional brokerage house accounts).

What Alternative Sales Arrangements Are Available?
The Funds offer three classes of shares through this Prospectus.

Maximum Amount You Can Buy In The Aggregate Across Funds	Class A	No limit

	Class B	$100,000*

	Class C	$1,000,000*

Initial Sales Charge	Class A	Applies to purchases of less than $1 million—varies by size of investment with a maximum of 5.5%

	Class B	None

	Class C	None

CDSC	Class A	1.00% on certain investments of $1 million or more if you sell within 18 months

	Class B	6 year declining CDSC with a maximum of 5%

	Class C	1% if shares are redeemed within 12 months of purchase

Conversion Feature	Class A	None

	Class B	Class B Shares automatically convert to Class A Shares after 8 years

	Class C	None

*	No additional Class B Shares or Class C Shares may be purchased by an investor either in an initial purchase or in subsequent purchases if the current market value of the shares owned and/or purchased exceeds $100,000 in the case of Class B Shares or $1,000,000 in the case of Class C Shares.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).

SHAREHOLDER GUIDE

■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.
■	Modify or waive the minimum investment requirements.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rates applicable to future purchases of shares.

Generally, the Fund will not allow non-U.S. citizens and certain U.S. citizens residing outside the United States to open an account directly with the Funds.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

As of the date of this Prospectus, the Goldman Sachs Mid Cap Value and Small Cap Value Funds (the “Closed Funds”) were generally closed to new investors. The following investors, however, may make purchases and reinvestments of dividends and capital gains into the Closed Funds:

■	Current shareholders of the respective Closed Funds; once a shareholder closes all accounts in a Closed Fund, additional investments into such Closed Fund may not be accepted;

■	Certain employee benefit plans and certain financial institutions providing services to employee benefit plans, namely: (i) Qualified Defined Contribution and Benefit Plans (as defined below) making an initial investment of $10 million or less through financial institutions that, as of the closing date of the respective Closed Fund, had a contractual agreement with Goldman, Sachs & Co. to offer shares of or provide services to the respective Closed Fund; and (ii) certain financial institutions in connection with hedging services provided in support of non-qualified deferred compensation plans offering the Goldman Sachs Funds. Certain of the plans and institutions described in (i) and (ii) above may make an initial investment in excess of $10 million if the initial investment was expected to be less than $10 million at the time Goldman Sachs received a preliminary written commitment to invest in the Closed Fund. Certain Qualified Defined Contribution and Benefit Plans include 401(k) plans, profit sharing plans and money purchase pension plans, 403(b) plans, and 457 plans;

■	Members of the portfolio management teams of the respective Closed Funds; and

■	Trustees and officers of the Trust.

In addition, the following investors may make purchases and reinvestments of dividends and capital gains into the Mid Cap Value Fund only:

■	Investors in a discretionary mutual fund wrap program where (i) such program together with non-discretionary mutual fund wrap programs maintained by the same sponsor had at least $10 million invested in the Fund as of the closing date of the Mid Cap Value Fund and (ii) the sponsor of such program has the appropriate controls in place to implement this Fund closure policy properly.

Exchanges into a Closed Fund from other Goldman Sachs Funds are not permitted, except for current Closed Fund shareholders and for certain Qualified Defined Contribution and Benefit Plans and, in the case of the Mid Cap Value Fund, investors in certain discretionary mutual fund wrap programs permitted to invest after the closing date.

The Closed Funds may resume sales of shares to new investors at some future date. Additionally, a Closed Fund may enter into asset purchase or other reorganization transactions with other investment companies that involve the issuance of shares of the Closed Fund to new accounts, and such new accounts may continue to make additional purchases and reinvest dividends and capital gains into their accounts.

Notwithstanding the foregoing, the Trust and Goldman, Sachs & Co. reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman, Sachs & Co. will not be liable for any loss resulting from rejected purchase or exchange orders.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, which will be reviewed solely for customer identification purposes, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an

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account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?

The price you pay when you buy shares is the Fund’s next determined NAV for a share class (as adjusted for any applicable sales charge). The price you receive when you sell or exchange shares is a Fund’s next determined NAV for a share class, with the redemption proceeds reduced by any applicable charge (e.g., CDSC’s or redemption fees). Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under procedures established by the Trustees.

In the event that a Fund invests a significant portion of assets in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Funds, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.

In addition, the Investment Adviser, consistent with applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.

■	When you buy shares, you pay the NAV (as adjusted for any applicable sales charge) next calculated after the Funds receive your order in proper form.

■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form. Redemption proceeds are reduced by any applicable CDSC or redemption fee.

■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice investment transactions not settling on the same day are recorded and factored into a Fund’s net asset value on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a net asset value that differs materially from the net asset value that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not

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open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-526-7384.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers for Class A Shares of the Funds are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*

Less than $50,000	5.50%	5.82%	5.00%
$50,000 up to (but less than) $100,000	4.75	4.99	4.00
$100,000 up to (but less than) $250,000	3.75	3.90	3.00
$250,000 up to (but less than) $500,000	2.75	2.83	2.25
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00 **	0.00 **	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.
**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase.
***	The Distributor may pay a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where an Authorized Dealer (including Goldman Sachs’ Private Wealth Management) agrees to waive its receipt of the one-time commission described above, the CDSC on Class A shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1

million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months after the end of the calendar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in this Prospectus due to rounding calculations.

As indicated in the chart on the preceding page, and as discussed further below and in the section titled “How Can the Sales Charge on Class A Shares Be Reduced?,” you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, you or your Authorized Dealer or financial intermediary must notify the Funds’ Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:

(i)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;

(ii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in any account of the shareholder at another financial intermediary; and

(iii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

You should note in particular that, if the Funds’ Transfer Agent is properly notified, under the “Right of Accumulation” described below, the “Amount of Purchase” in the chart on the preceding page will be deemed to include all Class A, Class B and/or Class C Shares of the Goldman Sachs Funds that were acquired by purchase or exchange, and that were subject to a sales charge, that are held at the time of purchase by any of the following persons: (i) you, your spouse and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A, Class B and/or Class C Shares held at a broker-dealer or other financial intermediary other than the one handling your current purchase. In some circumstances, other Class A, Class B and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the Additional Statement. For purposes of

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determining the “Amount of Purchase,” all Class A, Class B and/or Class C Shares held at the time of purchase will be valued at their current market value.

You should also note that if you provide the Transfer Agent a signed written Statement of Intention to invest (not counting reinvestments of dividends and distributions) in the aggregate, $50,000 or more in Class A Shares of one or more Goldman Sachs Funds within a 13-month period, any investments you make during the 13 months will be treated as though the total quantity were invested in one lump sum and you will receive the discounted sales load based on your investment commitment. You must, however, inform the Transfer Agent that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention.

In addition to the information provided in this Prospectus and the Additional Statement, information about sales charge discounts is available from your Authorized Dealer or financial intermediary and, free of charge, on the Funds’ website at http://www.goldmansachsfunds.com.

What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:

■	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
■	Qualified employee benefit plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions;

■	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
■	Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
■	Have at the time of purchase aggregate assets of at least $2,000,000;

■	Non-qualified pension plans sponsored by employers who also sponsor qualified plans that qualify for and invest in Goldman Sachs Funds at NAV without the payment of any sales charge;

■	Insurance company separate accounts that make the Funds available as underlying investments in certain group annuity contracts;

■	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums certain operating policies and standards;
■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;
■	Shareholders receiving distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA;
■	Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;
■	State sponsored 529 college savings plan; or
■	Investors who qualify under other exemptions that are stated from time to time in the Additional Statement.

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You must certify eligibility for any of the above exemptions on your Account Application and notify a Fund if you no longer are eligible for the exemption. A Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

How Can The Sales Charge On Class A Shares Be Reduced?

■	Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Class A, Class B and/or Class C Shares, plus new purchases, reaches $50,000 or more. Class A, Class B and/or Class C Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. For purposes of applying the Right of Accumulation, shares of the Funds and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A, Class B and/or Class C Shares of the Funds and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, and certain other organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. Use of this option is subject to a check of appropriate records. The Additional Statement has more information about the Right of Accumulation.

■	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $50,000 or more within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. At your request, purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor.

By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge. The Additional Statement has more information about the Statement of Intention, which you should read carefully.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES

What Is The Offering Price Of Class B Shares?
You may purchase Class B Shares of the Funds at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

The CDSC schedule is as follows:

CDSC as a
Percentage of
Dollar Amount
Year Since Purchase	Subject to CDSC

First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Dealers.

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date.

If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

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If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third-party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Distributor to Authorized Dealers.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B AND C SHARES

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?

■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.
■	When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

■	To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?
The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

■	Retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;
■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder or participant or beneficiary in an Employee Benefit Plan;
■	Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	The separation from service by a participant or beneficiary in an Employee Benefit Plan;
■	Excess contributions distributed from an Employee Benefit Plan;
■	Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to a Goldman Sachs IRA in the same share class; or
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion.

In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

How Do I Decide Whether To Buy Class A, B Or C Shares?
The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

■	Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
■	Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your

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initial investment. However, the distribution and service fee paid by Class B Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares. A maximum purchase limitation of $100,000 in the aggregate normally applies to Class B Shares across all Goldman Sachs Funds.

■	Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).

Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the automatic eight year conversion feature applicable to Class B Shares and your investment may pay higher distribution fees indefinitely.

A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds.

Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

HOW TO SELL SHARES

How Can I Sell Class A, Class B And Class C Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Obtain a Medallion signature guarantee (see details below)
■ Mail your request to: Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery: Goldman Sachs Funds 330 West 9th Street Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone redemption privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)
■ You may redeem up to $50,000 of your shares daily
■ Proceeds which are sent directly to a Goldman Sachs brokerage account or to the bank account designated on your Account Application are not subject to the $50,000 limit

Any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person with a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

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When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee is required if:

■	You are requesting in writing to redeem shares in an amount over $50,000;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change the bank designated on your Account Application.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and BFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a Medallion signature guarantee, indicating another address or account).
■	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the bank account designated in the Account Applications (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
■	The telephone redemption option does not apply to shares held in a “street name” account. “Street name” accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone redemptions on your behalf.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the domestic bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be wired as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Investment Company Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption.
■	If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions (with your Medallion signature guaranteed) to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

SHAREHOLDER GUIDE

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares if your account balance falls below the required Fund minimum as a result of a redemption. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.

■	Redeem your shares in the event your Authorized Dealer’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Dealer. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.

■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. Your participation in a systematic withdrawal program may be terminated if your checks remain uncashed. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

■	Charge an additional fee in the event a redemption is made via wire transfer.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of a Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You may reinvest as follows:

■	Class A or B Shares—Class A Shares of the same Fund or another Goldman Sachs Fund
■	Class C Shares—Class C Shares of the same Fund or another Goldman Sachs Fund
■	You should obtain and read the applicable prospectuses before investing in any other Goldman Sachs Funds.
■	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Fund To Another?
You may exchange shares of a Fund at NAV without the imposition of an initial sales charge or CDSC at the time of exchange for shares of the same class of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

SHAREHOLDER GUIDE

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount you want to exchange
■ Mail the request to: Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery - Goldman Sachs Funds 330 West 9th St. Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone exchange privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange.
■	Currently, there is no charge for exchanges, although the Funds may impose a charge in the future.
■	The exchanged shares may later be exchanged for shares of the same class of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
■	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384 and see the Additional Statement.

■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund. Exchanges into a money market fund need not meet the traditional minimum investment requirement for that fund if the entire balance of the original Fund account is exchanged.

■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.

■	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.

■	Normally, a telephone exchange will be made only to an identically registered account.

■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make systematic investments through your bank via ACH transfer via bank draft each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available from Goldman Sachs and your Authorized Dealer, or you may check the appropriate box on the Account Application.

Can My Dividends And Distributions From A Fund Be Invested In Other Funds?

You may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.

■	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.

SHAREHOLDER GUIDE

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?

You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.

■	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.

What Else Should I Know About Cross-Reinvestments And Automatic Exchanges?
Cross-reinvestments and automatic exchanges are subject to the following conditions:

■	You must invest an amount in the Fund into which cross-reinvestments or automatic exchanges are being made that is equal to that Fund’s minimum initial investment.
■	You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

Can I Have Automatic Withdrawals Made On A Regular Basis?
You may redeem from your account systematically via check or ACH transfer in any amount of $50 or more.

■	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.

■	Checks are normally mailed the next business day after your selected systematic withdrawal date of either the 15th or 25th of the month.

■	Each systematic withdrawal is a redemption and therefore a taxable transaction.
■	The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

What Types Of Reports Will I Be Sent Regarding My Investment?

You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in a “street name” you may receive your statements and confirmations on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, P.O. Box 219711, Kansas City, MO 64121. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

The Funds do not generally provide sub-accounting services.

What Should I Know When I Purchase Shares Through An Authorized Dealer?
Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. In addition, Authorized Dealers and other financial intermediaries are responsible for providing to you any communications, from a Fund to its shareholders, including but not limited to, prospectus supplements, proxy materials and notices regarding the source of dividend payments pursuant to Section 19 under the Investment Company Act. They may charge additional fees not described in this Prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the Authorized Dealer, and not by a Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with a Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer. If your Authorized Dealer’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Dealer, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account resulting from a redemption.

Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business

SHAREHOLDER GUIDE

day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge and redemption fee) next determined after such acceptance.
■	Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

The Investment Adviser, Distributor and/or their affiliates may make payments to Authorized Dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the distribution and service fees and sales charges described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, Distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Funds. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the Additional Statement for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your

Authorized Dealer or Intermediary for more information about the payments it receives and any potential conflicts of interest.

DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund’s average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

SHAREHOLDER GUIDE

PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund’s average daily net assets attributed to Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, the International Equity Funds and certain Fixed Income Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 calendar days of purchase (60 calendar days of purchase with respect to the Goldman Sachs High Yield Fund and High Yield Municipal Fund) subject to certain exceptions. For more information about these Funds, obtain a prospectus from your Authorized Dealer or from Goldman Sachs by calling the number on the back cover of this Prospectus.

Pursuant to the policy adopted by the Board of Trustees, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading, Goldman Sachs may reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, Employee Benefit Plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. A number of these financial intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is through an IRA or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code (the “Code”), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. The amount of a Fund’s distributions that qualify for this favorable tax treatment may be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations. For these lower rates to apply, the non-corporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend rate.

A sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2010.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate, or by investments in debt securities or foreign corporations. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, a Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do

TAXATION

not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax. However, withholding is generally not required on properly designated distributions of long-term capital gains and of short-term capital gains and qualified interest income paid to non-U.S. investors before August 31, 2008. Although this designation will be made for capital gain distributions, the Funds do not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation of non-U.S. investors is included in the Additional Statement.

Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to

APPENDIX A

investors. The same would be true of asset-backed securities such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S.

APPENDIX A

issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. Beginning January 1, 2007, the euro will become the currency of Slovenia. In addition, Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland and Slovakia became members of the EMU on May 1, 2004 and Romania and Bulgaria will become members of the EMU on January 1, 2007, but these countries will not adopt the euro as their new currency until they can show that their economies have converged with the economies of the euro zone.

The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May and June 2005, voters in France and the Netherlands rejected ratification of the EU Constitution causing some other countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging

APPENDIX A

countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

APPENDIX A

A Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of the Funds’ currency exposure in emerging countries may not be covered by these techniques.

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and foreign currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options

■	Certain structured securities and swap transactions

■	Certain private investments in public equity (“PIPEs”)
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares

APPENDIX A

may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. Certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange

APPENDIX A

rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

In lieu of entering into “protective put” transactions, certain Funds may engage in barrier options transactions as an alternative means to offset or hedge against a decline in the market value of a Fund’s securities. Barrier options are similar to standard options except that they become activated or are extinguished when the underlying asset reaches a predetermined level or barrier. “Down and out” barrier options are canceled or “knocked out” if the underlying asset falls to a pre-determined level. “Down and in” barrier options are activated or “knocked in” if the underlying asset falls to a pre-determined level. “Up and out” barrier options are extinguished or “knocked out” if the underlying asset rises to a predetermined level. “Up and in” barrier options are activated or “knocked in” if the underlying asset rises to a predetermined level. If the Investment Adviser sets too high or too low a barrier, and the option is either extinguished or “knocked out” or the options are never activated or “knocked in,” the benefits to a Fund using a barrier

APPENDIX A

option strategy may be limited and the costs associated with a barrier option strategy could be detrimental to a Fund’s performance.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.

■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

As an investment company registered with the SEC, a Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to its transactions in futures contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward

APPENDIX A

commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

APPENDIX A

Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts™. The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on an exchange that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on an exchange and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on an exchange. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Private Investments in Public Equity. Certain Funds may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPEs”). Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase

APPENDIX A

certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the

CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, a Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Certain Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities.

APPENDIX A

In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Mortgage Dollar Rolls. Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. The Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

Yield Curve Options. Certain Funds may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of an underlying security remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a

Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participating interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest. Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities in which a Fund may invest include private activity bonds, municipal leases, certificates of participation, pre-funded municipal securities and auction rate securities. Dividends paid by the Funds based on investments in municipal securities will be taxable.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit

APPENDIX A

swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Certain Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Certain Funds may enter into the transactions described above for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Loan Participations. Certain Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent.

Inverse Floaters. Certain Funds may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has not been in operation for five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request).

BALANCED FUND

	Balanced Fund—Class A Shares

	Years Ended August 31,

	2006	2005		2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$19.88	$18.63		$17.21	$16.28	$18.34

Net investment income[a]	0.46	0.36	[b]	0.31	0.40	0.47	[c]

Net realized and unrealized gain (loss)	0.74	1.26		1.48	0.96	(2.03	) [c]

Total from investment operations	1.20	1.62		1.79	1.36	(1.56)

Distributions to shareholders

From net investment income	(0.40)	(0.37)		(0.37)	(0.43)	(0.50)

Net asset value, end of year	$20.68	$19.88		$18.63	$17.21	$16.28

Total return[d]	6.08%	8.80%		10.47%	8.54%	(8.67)%

Net assets at end of year (in 000s)	$178,220	$195,531		$169,436	$130,111	$100,541

Ratio of net expenses to average net assets	1.11%	1.14%		1.15%	1.16%	1.16%

Ratio of net investment income (loss) to average net assets	2.29%	1.84	% [b]	1.68%	2.43%	2.61%[c]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.27%	1.31%		1.30%	1.38%	1.38%

Ratio of net investment income to average net assets	2.13%	1.67	% [b]	1.53%	2.21%	2.39%[c]

Portfolio turnover rate[e]	256%	228%		208%	192%	169%

See page 151 for all footnotes.

	Balanced Fund—Class B Shares

	Years Ended August 31,

	2006	2005		2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$19.73	$18.49		$17.08	$16.16	$18.21

Net investment income[a]	0.30	0.21	[b]	0.17	0.28	0.33	[c]

Net realized and unrealized gain (loss)	0.74	1.26		1.47	0.95	(2.01	) [c]

Total from investment operations	1.04	1.47		1.64	1.23	(1.68)

Distributions to shareholders

From net investment income	(0.25)	(0.23)		(0.23)	(0.31)	(0.37)

Net asset value, end of year	$20.52	$19.73		$18.49	$17.08	$16.16

Total return[d]	5.32%	8.00%		9.67%	7.73%	(9.38)%

Net assets at end of year (in 000s)	$20,462	$29,093		$31,067	$28,204	$23,871

Ratio of net expenses to average net assets	1.86%	1.89%		1.90%	1.91%	1.91%

Ratio of net investment income (loss) to average net assets	1.51%	1.10	% [b]	0.93%	1.69%	1.86	% [c]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.02%	2.06%		2.05%	2.13%	2.13%

Ratio of net investment income to average net assets	1.35%	0.93	% [b]	0.78%	1.47%	1.64	% [c]

Portfolio turnover rate[e]	256%	228%		208%	192%	169%

See page 151 for all footnotes.

APPENDIX B

	Balanced Fund—Class C Shares

	Years Ended August 31,

	2006	2005		2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$19.71	$18.47		$17.07	$16.15	$18.19

Net investment income[a]	0.31	0.21	[b]	0.17	0.28	0.33	[c]

Net realized and unrealized gain (loss)	0.72	1.26		1.47	0.94	(2.00	) [c]

Total from investment operations	1.03	1.47		1.64	1.22	(1.67)

Distributions to shareholders

From net investment income	(0.25)	(0.23)		(0.24)	(0.30)	(0.37)

Net asset value, end of year	$20.49	$19.71		$18.47	$17.07	$16.15

Total return[d]	5.30%	8.00%		9.63%	7.72%	(9.34)%

Net assets at end of year (in 000s)	6,244	$6,080		$5,803	$5,746	$5,377

Ratio of net expenses to average net assets	1.86%	1.89%		1.90%	1.91%	1.91%

Ratio of net investment income (loss) to average net assets	1.55%	1.09	% [b]	0.93%	1.69%	1.86	% [c]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.02%	2.06%		2.05%	2.13%	2.13%

Ratio of net investment income to average net assets	1.39%	0.92	% [b]	0.78%	1.47%	1.64	% [c]

Portfolio turnover rate[e]	256%	228%		208%	192%	169%

See page 151 for all footnotes.

CAPITAL GROWTH FUND

	Capital Growth Fund—Class A Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$20.06	$18.31	$17.07	$15.44	$19.76

Net investment income (loss)[a]	(0.08)	0.05 [b]	(0.05)	— [f]	(0.05)

Net realized and unrealized gain (loss)	0.65	1.70 [g]	1.29	1.63	(4.24)

Total from investment operations	0.57	1.75	1.24	1.63	(4.29)

Distributions to shareholders

From net investment income	(0.01)	—	—	—	—

From net realized gains	—	—	—	—	(0.03)

Total distributions	(0.01)	0	0	0	(0.03)

Net asset value, end of year	$20.62	$20.06	$18.31	$17.07	$15.44

Total return[d]	2.86%	9.56%	7.26%	10.56%	(21.74)%

Net assets at end of year (in 000s)	$1,289,843	$1,374,264	$1,343,848	$1,483,768	$1,388,868

Ratio of net expenses to average net assets	1.39%	1.39%	1.39%	1.40%	1.43%

Ratio of net investment income (loss) to average net assets	(0.41)%	0.24%[b]	(0.26)%	0.00%	(0.29)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.44%	1.45%	1.47%	1.48%	1.47%

Ratio of net investment income (loss) to average net assets	(0.45)%	0.18%[b]	(0.34)%	(0.08)%	(0.33)%

Portfolio turnover rate	51%	34%	43%	17%	11%

See page 151 for all footnotes.

APPENDIX B

	Capital Growth Fund—Class B Shares

	Years Ended August 31,

	2006	2005		2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$18.63	$17.13		$16.09	$14.66	$18.90

Net investment loss[a]	(0.22)	(0.09	) [b]	(0.17)	(0.11)	(0.18)

Net realized and unrealized gain (loss)	0.62	1.59	[g]	1.21	1.54	(4.03)

Total from investment operations	0.40	1.50		1.04	1.43	(4.21)

Distributions to shareholders

From net realized gains	—	—		—	—	(0.03)

Net asset value, end of year	$19.03	$18.63		$17.13	$16.09	14.66

Total return[d]	2.15%	8.76%		6.46%	9.75%	(22.31)%

Net assets at end of year (in 000s)	$96,106	$160,575		$196,910	$226,663	$238,335

Ratio of net expenses to average net assets	2.14%	2.14%		2.14%	2.15%	2.18%

Ratio of net investment income (loss) to average net assets	(1.16)%	(0.48	) [b]	(1.01)%	(0.74)%	(1.04)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.19%	2.20%		2.22%	2.23%	2.22%

Ratio of net investment income (loss) to average net assets	(1.21)%	(0.54	)% [b]	(1.09)%	(0.82)%	(1.08)%

Portfolio turnover rate	51%	34%		43%	17%	11%

See page 151 for all footnotes.

	Capital Growth Fund—Class C Shares

	Years Ended August 31,

	2006	2005		2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$18.60	$17.10		$16.07	$14.64	$18.88

Net investment loss[a]	(0.22)	(0.09	) [b]	(0.17)	(0.11)	(0.18)

Net realized and unrealized gain (loss)	0.61	1.59	[g]	1.20	1.54	(4.03)

Total from investment operations	0.39	1.50		1.03	1.43	(4.21)

Distributions to shareholders

From net realized gains	—	—		—	—	(0.03)

Net asset value, end of year	$18.99	$18.60		$17.10	$16.07	$14.64

Total return[d]	2.10%	8.77%		6.41%	9.77%	(22.33)%

Net assets at end of year (in 000s)	$68,528	$81,132		$89,086	$100,027	$101,783

Ratio of net expenses to average net assets	2.14%	2.14%		2.14%	2.15%	2.18%

Ratio of net investment income (loss) to average net assets	(1.16)%	(0.49	)% [b]	(1.01)%	(0.74)%	(1.04)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.19%	2.20%		2.22%	2.23%	2.22%

Ratio of net investment income (loss) to average net assets	(1.21)%	(0.55	)% [b]	(1.09)%	(0.82)%	(1.08)%

Portfolio turnover rate	51%	34%		43%	17%	11%

See page 151 for all footnotes.

APPENDIX B

GROWTH AND INCOME FUND

	Growth and Income Fund—Class A Shares

	Years Ended August 31,

	2006	2005		2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$25.55	$22.88		$19.22	$18.01	$19.66

Net investment income[a]	0.46	0.41	[b]	0.22	0.25	0.18

Net realized and unrealized gain (loss)	2.86	2.61	[g]	3.67	1.21	(1.69)

Total from investment operations	3.32	3.02		3.89	1.46	(1.51)

Distributions to shareholders

From net investment income	(0.42)	(0.35)		(0.23)	(0.25)	(0.14)

Net asset value, end of year	$28.45	$25.55		$22.88	$19.22	$18.01

Total return[d]	13.14%	13.37	% [h]	20.27%	8.25%	(7.74)%

Net assets at end of year (in 000s)	$1,061,063	$924,479		$637,130	$401,439	$291,151

Ratio of net expenses to average net assets	1.18%	1.19%		1.19%	1.20%	1.20%

Ratio of net investment income (loss) to average net assets	1.72%	1.65	% [b]	1.02%	1.42%	0.95%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.19%	1.21%		1.21%	1.24%	1.22%

Ratio of net investment income (loss) to average net assets	1.72%	1.63	% [b]	1.00%	1,38%	0.93%

Portfolio turnover rate	51%	45%		54%	55%	89%

See page 151 for all footnotes.

	Growth and Income Fund—Class B Shares

	Years Ended August 31,

	2006	2005		2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$24.86	$22.27		$18.72	$17.55	$19.23

Net investment income (loss)[a]	0.24	0.22	[b]	0.05	0.12	0.04

Net realized and unrealized gain (loss)	2.82	2.54	[g]	3.58	1.17	(1.65)

Total from investment operations	3.06	2.76		3.63	1.29	(1.61)

Distributions to shareholders

From net investment income	(0.23)	(0.17)		(0.08)	(0.12)	(0.07)

Net asset value, end of year	$27.69	$24.86		$22.27	$18.72	$17.55

Total return[d]	12.36%	12.50	% [h]	19.38%	7.43%	(8.42)%

Net assets at end of year (in 000s)	$64,579	$92,469		$93,367	$81,765	$76,772

Ratio of net expenses to average net assets	1.93%	1.94%		1.94%	1.95%	1.95%

Ratio of net investment income (loss) to average net assets	0.93%	0.91	% [b]	0.27%	0.68%	0.19%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.94%	1.96%		1.96%	1.99%	1.97%

Ratio of net investment income (loss) to average net assets	0.93%	0.89	% [b]	0.25%	0.64%	0.17%

Portfolio turnover rate	51%	45%		54%	55%	89%

See page 151 for all footnotes.

APPENDIX B

	Growth and Income Fund—Class C Shares

	Years Ended August 31,

	2006	2005		2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$24.78	$22.21		$18.67	$17.51	$19.19

Net investment income (loss)[a]	0.25	0.22	[b]	0.05	0.12	0.04

Net realized and unrealized gain (loss)	2.80	2.53	[g]	3.57	1.16	(1.65)

Total from investment operations	3.05	2.75		3.62	1.28	(1.61)

Distributions to shareholders

From net investment income	(0.23)	(0.18)		(0.08)	(0.12)	(0.07)

Net asset value, end of year	$27.60	$24.78		$22.21	$18.67	$17.51

Total return[d]	12.33%	12.49	% [h]	19.40%	7.39%	(8.42)%

Net assets at end of year (in 000s)	$18,834	$16,149		$12,159	$9,661	$9,336

Ratio of net expenses to average net assets	1.93%	1.94%		1.94%	1.95%	1.95%

Ratio of net investment income (loss) to average net assets	0.97%	0.89	% [b]	0.27%	0.68%	0.21%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.94%	1.96%		1.96%	1.99%	1.97%

Ratio of net investment income (loss) to average net assets	0.97%	0.87	% [b]	0.25%	0.64%	0.19%

Portfolio turnover rate	51%	45%		54%	55%	89%

See page 151 for all footnotes.

LARGE CAP VALUE FUND

	Large Cap Value Fund—Class A Shares

	Years Ended August 31,

	2006	2005		2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of period	$13.40	$11.80		$9.86	$9.24	$10.21

Net investment income[a]	0.12	0.13	[b]	0.08	0.08	0.08

Net realized and unrealized gain (loss)	1.36	1.65		1.95	0.63	(1.01)

Total from investment operations	1.48	1.78		2.03	0.71	(0.93)

Distributions to shareholders

From net investment income	(0.09)	(0.09)		(0.09)	(0.09)	(0.04)

From net realized gains	(0.99)	(0.09)		—	—	—

Total Distributions	(1.08)	(0.18)		(0.09)	(0.09)	(0.04)

Net asset value, end of period	$13.80	$13.40		$11.80	$9.86	$9.24

Total return[d]	11.67%	15.16%		20.71%	7.77%	(9.12)%

Net assets at end of period (in 000s)	$707,319	$518,376		$291,795	$224,605	$232,501

Ratio of net expenses to average net assets	1.23%	1.25%		1.25%	1.26%	1.26%

Ratio of net investment income (loss) to average net assets	0.94%	1.03%[b]		0.68%	0.91%	0.80%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.23%	1.26%		1.28%	1.30%	1.32%

Ratio of net investment income (loss) to average net assets	0.94%	1.02	% [b]	0.65%	0.87%	0.74%

Portfolio turnover rate	66%	70%		72%	78%	91%

See page 151 for all footnotes.

APPENDIX B

	Large Cap Value Fund—Class B Shares

	Years Ended August 31,

	2006	2005		2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of period	$13.09	$11.54		$9.66	$9.11	$10.10

Net investment income (loss)[a]	0.02	0.04	[b]	— [f]	0.01	— [f]

Net realized and unrealized gain (loss)	1.32	1.61		1.91	0.61	(0.99)

Total from investment operations	1.34	1.65		1.91	0.62	(0.99)

Distributions to shareholders

From net investment income	—	(0.01)		(0.03)	(0.07)	—

From net realized gains	(0.99)	(0.09)		—	—	—

Total distributions	(0.99)	(0.10)		(0.03)	(0.07)	—

Net asset value, end of period	$13.44	$13.09		$11.54	$9.66	$9.11

Total return[d]	10.78%	14.35%		19.76%	6.92%	(9.80)%

Net assets at end of period (in 000s)	$24,939	$25,040		$17,069	$13,740	$11,772

Ratio of net expenses to average net assets	1.98%	2.00%		2.00%	2.01%	2.01%

Ratio of net investment income (loss) to average net assets	0.17%	0.29	% [b]	(0.07)%	0.16%	0.04%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.98%	2.01%		2.03%	2.05%	2.07%

Ratio of net investment income (loss) to average net assets	0.17%	0.28	% [b]	(0.10)%	0.12%	(0.02)%

Portfolio turnover rate	66%	70%		72%	78%	91%

See page 151 for all footnotes.

	Large Cap Value Fund—Class C Shares

	Years Ended August 31,

	2006	2005		2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of period	$13.06	$11.53		$9.67	$9.11	$10.10

Net investment income (loss)[a]	0.03	0.03	[b]	— [f]	0.01	— [f]

Net realized and unrealized gain (loss)	1.31	1.61		1.90	0.62	(0.99)

Total from investment operations	1.34	1.64		1.90	0.63	(0.99)

Distributions to shareholders

From net investment income	(0.01)	(0.02)		(0.04)	(0.07)	—

From net realized gains	(0.99)	(0.09)		—	—	—

Total distributions	(1.00)	(0.11)		(0.04)	(0.07)	—

Net asset value, end of period	$13.40	$13.06		$11.53	$9.67	$9.11

Total return[d]	10.85%	14.28%		19.74%	7.03%	(9.80)%

Net assets at end of period (in 000s)	$54,910	$37,503		$14,601	$10,417	$4,420

Ratio of net expenses to average net assets	1.98%	2.00%		2.00%	2.01%	2.01%

Ratio of net investment income (loss) to average net assets	0.19%	0.25	% [b]	(0.07)%	0.15%	0.05%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.98%	2.01%		2.03%	2.05%	2.07%

Ratio of net investment income (loss) to average net assets	0.19%	0.24	% [b]	(0.10)%	0.11%	(0.01)%

Portfolio turnover rate	66%	70%		72%	78%	91%

See page 151 for all footnotes.

APPENDIX B

STRATEGIC GROWTH FUND

	Strategic Growth Fund—Class A Shares

	Years Ended August 31,

	2006	2005		2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$8.75	$8.07		$7.79	$6.95	$9.22

Net investment loss[a]	(0.05)	0.01	[b]	(0.04)	(0.03)	(0.06)

Net realized and unrealized gain (loss)	0.33	0.67		0.32	0.87	(2.21)

Total from investment operations	0.28	0.68		0.28	0.84	(2.27)

Distributions to shareholders

Net asset value, end of year	$9.03	$8.75		$8.07	$7.79	$6.95

Total return[d]	3.20%	8.44%		3.59%	12.09%	(24.59)%

Net assets at end of year (in 000s)	$127,318	$164,330		$173,243	$146,867	$113,813

Ratio of net expenses to average net assets	1.44%	1.44%		1.44%	1.45%	1.45%

Ratio of net investment income (loss) to average net assets	(0.52)%	0.12%[b]		(0.47)%	(0.49)%	(0.66)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.56%	1.57%		1.55%	1.62%	1.63%

Ratio of net investment income (loss) to average net assets	(0.64)%	(0.01	)% [b]	(0.58)%	(0.66)%	(0.84)%

Portfolio turnover rate	53%	46%		19%	14%	40%

See page 151 for all footnotes.

	Strategic Growth Fund—Class B Shares

	Years Ended August 31,

	2006	2005		2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$8.35	$7.76		$7.55	$6.79	$9.07

Net investment loss[a]	(0.11)	(0.05	) [b]	(0.10)	(0.08)	(0.12)

Net realized and unrealized gain (loss)	0.31	0.64		0.31	0.84	(2.16)

Total from investment operations	0.20	0.59		0.21	0.76	(2.28)

Distributions to shareholders

Net asset value, end of year	$8.55	$8.35		$7.76	$7.55	$6.79

Total return[d]	2.40%	7.60%		2.78%	11.19%	(25.11)%

Net assets at end of year (in 000s)	$7,619	$10,195		$11,537	$11,452	$9,781

Ratio of net expenses to average net assets	2.19%	2.19%		2.19%	2.20%	2.20%

Ratio of net investment income (loss) to average net assets	(1.27)%	(0.62	)% [b]	(1.22)%	(1.24)%	(1.41)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.30%	2.32%		2.30%	2.37%	2.38%

Ratio of net investment income (loss) to average net assets	(1.38)%	(0.75	)% [b]	(1.33)%	(1.41)%	(1.59)%

Portfolio turnover rate	53%	46%		19%	14%	40%

See page 151 for all footnotes.

APPENDIX B

	Strategic Growth Fund—Class C Shares

	Years Ended August 31,

	2006	2005		2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$8.36	$7.78		$7.56	$6.80	$9.08

Net investment loss[a]	(0.11)	(0.05	) [b]	(0.10)	(0.09)	(0.12)

Net realized and unrealized gain (loss)	0.32	0.63		0.32	0.85	(2.16)

Total from investment operations	0.21	0.58		0.22	0.76	(2.28)

Distributions to shareholders

Net asset value, end of year	$8.57	$8.36		$7.78	$7.56	$6.80

Total return[d]	2.51%	7.46%		2.91%	11.18%	(25.08)%

Net assets at end of year (in 000s)	$10,344	$11,392		$11,491	$8,979	$5,109

Ratio of net expenses to average net assets	2.19%	2.19%		2.19%	2.20%	2.20%

Ratio of net investment income (loss) to average net assets	(1.27)%	(0.64	)% [b]	(1.22)%	(1.24)%	(1.41)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.31%	2.32%		2.30%	2.37%	2.38%

Ratio of net investment income (loss) to average net assets	(1.39)%	(0.77	)% [b]	(1.33)%	(1.41)%	(1.59)%

Portfolio turnover rate	53%	46%		19%	14%	40%

See page 151 for all footnotes.

CONCENTRATED GROWTH FUND

	Concentrated Growth Fund—Class A Shares

	Years Ended				Period Ended
	August 31,				August 31,

	2006	2005		2004	2003[i]

Income (loss) from investment operations

Net asset value, beginning of period	$12.74	$11.70		$11.64	$10.00

Net investment loss[a]	(0.06)	0.01	[b]	(0.07)	(0.08)

Net realized and unrealized gain	0.61	1.22		0.17	1.72

Total from investment operations	0.55	1.23		0.10	1.64

Distributions to shareholders

From net realized gain	(0.31)	(0.19)		(0.04)	—

Net asset value, end of period	$12.98	$12.74		$11.70	$11.64

Total return[d]	4.32%	10.52%		0.84%	16.40%

Net assets, end of period (in 000s)	$70,352	$62,366		$61,216	$49,494

Ratio of net expenses to average net assets	1.48%	1.48%		1.48%	1.48%[j]

Ratio of net investment loss to average net assets	(0.49)%	0.06	% [b]	(0.61)%	(0.76)%[j]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.64%	1.71%		1.79%	2.65%[j]

Ratio of net investment loss to average net assets	(0.69)%	(0.17	)% [b]	(0.92)%	(1.93)%[j]

Portfolio turnover rate	48%	46%		28%	19%

See page 151 for all footnotes.

APPENDIX B

	Concentrated Growth Fund—Class B Shares

	Years Ended				Period Ended
	August 31,				August 31,

	2006	2005		2004	2003[i]

Income (loss) from investment operations

Net asset value, beginning of period	$12.46	$11.53		$11.56	$10.00

Net investment loss[a]	(0.15)	(0.09	) [b]	(0.16)	(0.16)

Net realized and unrealized gain	0.59	1.21		0.17	1.72

Total from investment operations	0.44	1.12		0.01	1.56

Distributions to shareholders

From net realized gains	(0.31)	(0.19)		(0.04)	—

Net asset value, end of period	$12.59	$12.46		$11.53	$11.56

Total return[d]	3.52%	9.71%		0.06%	15.60%

Net assets, end of period (in 000s)	$380	$115		$96	$92

Ratio of net expenses to average net assets	2.23%	2.23%		2.23%	2.23%[j]

Ratio of net investment loss to average net assets	(1.22)%	(0.72	)% [b]	(1.38)%	(1.50)%[j]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.39%	2.46%		2.54%	3.40%[j]

Ratio of net investment loss to average net assets	(1.43)%	(0.95	)% [b]	(1.69)%	(2.67)%[j]

Portfolio turnover rate	48%	46%		28%	19%

See page 151 for all footnotes.

	Concentrated Growth Fund—Class C Shares

	Years Ended				Period Ended
	August 31,				August 31,

	2006	2005		2004	2003[i]

Income (loss) from investment operations

Net asset value, beginning of period	$12.43	$11.51		$11.55	$10.00

Net investment loss[a]	(0.16)	(0.09	) [b]	(0.16)	(0.16)

Net realized and unrealized gain	0.61	1.20		0.16	1.71

Total from investment operations	0.45	1.11		—	1.55

Distributions to shareholders

From net realized gains	(0.31)	(0.19)		(0.04)	—

Net asset value, end of period	$12.57	$12.43		$11.51	$11.55

Total return[d]	3.62%	9.64%		(0.02)%	15.50%

Net assets, end of period (in 000s)	$507	$401		$247	$20

Ratio of net expenses to average net assets	2.23%	2.23%		2.23%	2.23%[j]

Ratio of net investment loss to average net assets	(1.24)%	(0.76	)% [b]	(1.34)%	(1.53)%[j]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.39%	2.46%		2.54%	3.40%[j]

Ratio of net investment loss to average net assets	(1.44)%	(0.99	)% [b]	(1.65)%	(2.70)%[j]

Portfolio turnover rate	48%	46%		28%	19%

See page 151 for all footnotes.

APPENDIX B

MID CAP VALUE FUND

	Mid Cap Value Fund—Class A Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$36.88	$30.82	$25.37	$24.17	$24.34

Net investment income[a]	0.18	0.15	0.11	0.19	0.18

Net realized and unrealized gain	2.30	8.36	5.51	1.65	0.45

Total from investment operations	2.48	8.51	5.62	1.84	0.63

Distributions to shareholders

From net investment income	(0.13)	(0.10)	(0.17)	(0.14)	(0.18)

From net realized gains	(2.39)	(2.35)	—	(0.50)	(0.62)

Total distributions	(2.52)	(2.45)	(0.17)	(0.64)	(0.80)

Net asset value, end of year	$36.84	$36.88	$30.82	$25.37	$24.17

Total return[d]	7.14%	28.68%	22.24%	7.88%	2.67%

Net assets at end of year (in 000s)	$3,434,753	$2,714,610	$915,091	$504,693	$342,976

Ratio of net expenses to average net assets	1.17%	1.22%	1.24%	1.25%	1.27%

Ratio of net investment income (loss) to average net assets	0.51%	0.43%	0.37%	0.83%	0.72%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.19%	1.23%	1.24%	1.25%	1.27%

Ratio of net investment income (loss) to average net assets	0.49%	0.42%	0.37%	0.83%	0.72%

Portfolio turnover rate	49%	58%	71%	80%	92%

See page 151 for all footnotes.

	Mid Cap Value Fund—Class B Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$35.96	$30.23	$24.92	$23.80	$24.01

Net investment income (loss)[a]	(0.09)	(0.11)	(0.11)	0.02	(0.01)

Net realized and unrealized gain	2.25	8.19	5.42	1.62	0.45

Total from investment operations	2.16	8.08	5.31	1.64	0.44

Distributions to shareholders

From net investment income	—	—	—	(0.02)	(0.03)

From net realized gains	(2.39)	(2.35)	—	(0.50)	(0.62)

Total distributions	(2.39)	(2.35)	—	(0.52)	(0.65)

Net asset value, end of year	$35.73	$35.96	$30.23	$24.92	$23.80

Total return[d]	6.34%	27.76%	21.31%	7.09%	1.90%

Net assets at end of year (in 000s)	$206,336	$234,405	$148,555	$110,569	$89,434

Ratio of net expenses to average net assets	1.92%	1.97%	1.99%	2.00%	2.02

Ratio of net investment income (loss) to average net assets	(0.25)%	(0.34)%	(0.38)%	0.09%	(0.04)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.94%	1.98%	1.99%	2.00%	2.02%

Ratio of net investment income (loss) to average net assets	(0.27)%	(0.35)%	(0.38)%	0.09%	(0.04)%

Portfolio turnover rate	49%	58%	71%	80%	92%

See page 151 for all footnotes.

APPENDIX B

	Mid Cap Value Fund—Class C Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$35.76	$30.08	$24.81	$23.73	$23.98

Net investment income (loss)[a]	(0.09)	(0.11)	(0.11)	0.02	(0.01)

Net realized and unrealized gain	2.24	8.14	5.40	1.60	0.45

Total from investment operations	2.15	8.03	5.29	1.62	0.44

Distributions to shareholders

From net investment income	—	—	(0.02)	(0.04)	(0.07)

From net realized gains	(2.39)	(2.35)	—	(0.50)	(0.62)

Total distributions	(2.39)	(2.35)	(0.02)	(0.54)	(0.69)

Net asset value, end of year	$35.52	$35.76	$30.08	$24.81	$23.73

Total return[d]	6.35%	27.73%	21.35%	7.07%	1.87%

Net assets at end of year (in 000s)	$353,614	$360,806	$96,007	$53,835	$39,498

Ratio of net expenses to average net assets	1.92%	1.97%	1.99%	2.00%	2.02%

Ratio of net investment income (loss) to average net assets	(0.25)%	(0.31)%	(0.37)%	0.09%	(0.03)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.94%	1.98%	1.99%	2.00%	2.02%

Ratio of net investment income (loss) to average net assets	(0.27)%	(0.32)%	(0.37)%	0.09%	(0.03)%

Portfolio turnover rate	49%	58%	71%	80%	92%

See page 151 for all footnotes.

GROWTH OPPORTUNITIES FUND

	Growth Opportunities Fund—Class A Shares

	Years Ended August 31,

	2006	2005		2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$22.21	$18.58		$17.38	$14.09	$18.11

Net investment loss[a]	(0.19)	(0.20	) [b]	(0.15)	(0.12)	(0.15)

Net realized and unrealized gain (loss)	(0.09)	3.83		1.35	3.41	(3.87)

Total from investment operations	(0.28)	3.63		1.20	3.29	(4.02)

Distributions to shareholders

From net realized gains	(1.12)	—		—	—	—

Net asset value, end of year	$20.81	$22.21		$18.58	$17.38	$14.09

Total return[d]	(1.46)%	19.54%		6.90%	23.35%	(22.20)%

Net assets at end of year (in 000s)	$908,135	$936,312		$615,510	$441,187	$368,361

Ratio of net expenses to average net assets	1.47%	1.49%		1.49%	1.53%	1.51%

Ratio of net investment income (loss) to average net assets	(0.89)%	(0.94	)% [b]	(0.80)%	(0.80)%	(0.87)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.47%	1.49%		1.49%	1.53%	1.51%

Ratio of net investment income (loss) to average net assets	(0.89)%	(0.94	)% [b]	(0.80)%	(0.80)%	(0.87)%

Portfolio turnover rate	82%	62%		51%	66%	69%

See page 151 for all footnotes.

APPENDIX B

	Growth Opportunities Fund—Class B Shares

	Years Ended August 31,

	2006	2005		2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$21.33	$17.98		$16.94	$13.84	$17.92

Net investment loss[a]	(0.34)	(0.34	) [b]	(0.28)	(0.22)	(0.27)

Net realized and unrealized gain (loss)	(0.07)	3.69		1.32	3.32	(3.81)

Total from investment operations	(0.41)	3.35		1.04	3.10	(4.08)

Distributions to shareholders

From net realized gains	(1.12)	—		—	—	—

Net asset value, end of year	$19.80	$21.33		$17.98	$16.94	$13.84

Total return[d]	(2.16)%	18.63%		6.14%	22.40%	(22.77)%

Net assets at end of year (in 000s)	$69,240	$91,286		$85,969	$85,601	$68,639

Ratio of net expenses to average net assets	2.22%	2.24%		2.24%	2.28%	2.26%

Ratio of net investment income (loss) to average net assets	(1.64)%	(1.69	)% [b]	(1.55)%	(1.56)%	(1.62)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.22%	2.24%		2.24%	2.28%	2.26%

Ratio of net investment income (loss) to average net assets	(1.64)%	(1.69	)% [b]	(1.55)%	(1.56)	(1.62)%

Portfolio turnover rate	82%	62%		51%	66%	69%

See page 151 for all footnotes.

	Growth Opportunities Fund—Class C Shares

	Years Ended August 31,

	2006	2005		2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$21.19	$17.86		$16.83	$13.74	$17.80

Net investment loss[a]	(0.34)	(0.34	) [b]	(0.28)	(0.22)	(0.27)

Net realized and unrealized gain (loss)	(0.07)	3.67		1.31	3.31	(3.79)

Total from investment operations	(0.41)	3.33		1.03	3.09	(4.06)

Distributions to shareholders

From net realized gains	(1.12)	—		—	—	—

Net asset value, end of year	$19.66	$21.19		$17.86	$16.83	$13.74

Total return[d]	(2.17)%	18.65%		6.12%	22.49%	(22.81)%

Net assets at end of year (in 000s)	$113,383	$112,420		$69,067	$63,358	$47,581

Ratio of net expenses to average net assets	2.22%	2.24%		2.24%	2.28%	2.26%

Ratio of net investment income (loss) to average net assets	(1.64)%	(1.69	)% [b]	(1.55)%	(1.56)%	(1.62)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.22%	2.24%		2.24%	2.28%	2.26%

Ratio of net investment income (loss) to average net assets	(1.64)%	(1.69	)% [b]	(1.55)%	(1.56)%	(1.62)%

Portfolio turnover rate	82%	62%		51%	66%	69%

See page 151 for all footnotes.

APPENDIX B

SMALL/MID CAP GROWTH FUND

	Small/Mid Cap Growth
	Fund—Class A Shares

	Year Ended	Period Ended
	August 31,	August 31,

	2006	2005[k]

Income (loss) from investment operations

Net asset value, beginning of period	$10.40	$10.00

Net investment income (loss)[a]	(0.09)	(0.01)

Net realized and unrealized gain (loss)	0.22	0.41

Total from investment operations	0.13	0.40

Distributions to shareholders

From net investment income	— [f]	—

From net realized gains	(0.11)	—

Total distributions	(0.11)	—

Net asset value, end of period	$10.42	$10.40

Total return[d]	1.24%	4.00%

Net assets at end of period (in 000s)	$72,124	$569

Ratio of net expenses to average net assets	1.49%	1.50%[j]

Ratio of net investment income (loss) to average net assets	(0.79)%	(0.69)%[j]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.05%	16.73%[j]

Ratio of net investment income (loss) to average net assets	(1.35)%	(15.92)%[j]

Portfolio turnover rate	64%	3%

See page 151 for all footnotes.

SMALL/MID CAP GROWTH FUND

	Small/Mid Cap Growth
	Fund—Class B Shares

	Year Ended	Period Ended
	August 31,	August 31,

	2006	2005[k]

Income (loss) from investment operations

Net asset value, beginning of period	$10.36	$10.00

Net investment income (loss)[a]	(0.16)	(0.02)

Net realized and unrealized gain (loss)	0.21	0.38

Total from investment operations	0.05	0.36

Distributions to shareholders

From net realized gains	(0.11)	—

Total distributions	(0.11)	—

Net asset value, end of period	$10.30	$10.36

Total return[d]	0.45%	3.60%

Net assets at end of period (in 000s)	$1,563	$69

Ratio of net expenses to average net assets	2.25%	2.25%[j]

Ratio of net investment income (loss) to average net assets	(1.56)%	(1.42)%[j]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	3.15%	17.48%[j]

Ratio of net investment income (loss) to average net assets	(2.47)%	(16.65)%[j]

Portfolio turnover rate	64%	3%

See page 151 for all footnotes.

APPENDIX B

SMALL/MID CAP GROWTH FUND

	Small/Mid Cap Growth
	Fund—Class C Shares

	Year Ended	Period Ended
	August 31,	August 31,

	2006	2005

Income (loss) from investment operations

Net asset value, beginning of period	$10.36	$10.00

Net investment income (loss)[a]	(0.16)	(0.02)

Net realized and unrealized gain (loss)	0.21	0.38

Total from investment operations	0.05	0.36

Distributions to shareholders

From net realized gains	(0.11)	—

Total distributions	(0.11)	—

Net asset value, end of period	$10.30	$10.36

Total return[d]	0.45%	3.60%

Net assets at end of period (in 000s)	$5,937	$19

Ratio of net expenses to average net assets	2.25%	2.25%[j]

Ratio of net investment income (loss) to average net assets	(1.54)%	(1.35)%[j]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.82%	17.48%[j]

Ratio of net investment income (loss) to average net assets	(2.12)%	(16.58)%[j]

Portfolio turnover rate	64%	3%

See page 151 for all footnotes.

SMALL CAP VALUE FUND

	Small Cap Value Fund—Class A Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$43.07	$39.25	$33.77	$27.79	$28.55

Net investment income (loss)[a]	0.02	0.06	(0.16)	—[f]	0.09

Net realized and unrealized gain (loss)	4.07	6.39 [g]	6.29	6.03	(0.76)

Total from investment operations	4.09	6.45	6.13	6.03	(0.67)

Distributions to shareholders

From net investment income	—	—	—	(0.02)	(0.09)

From net realized gains	(3.23)	(2.63)	(0.65)	(0.03)	—

Total distributions	(3.23)	(2.63)	(0.65)	(0.05)	(0.09)

Net asset value, end of year	$43.93	$43.07	$39.25	$33.77	$27.79

Total return[d]	10.01%	16.73%[h]	18.30%	21.75%	(2.34)%

Net assets at end of year (in 000s)	$994,880	$1,071,447	$920,309	$592,863	$372,900

Ratio of net expenses to average net assets	1.47%	1.48%	1.49%	1.51%	1.51%

Ratio of net investment income (loss) to average net assets	0.04%	0.14%	(0.43)%	0.01%	0.32%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.48%	1.48%	1.49%	1.52%	1.53%

Ratio of net investment income (loss) to average net assets	0.04%	0.14%	(0.43)%	0.00%	0.30%

Portfolio turnover rate	46%	48%	57%	58%	75%

See page 151 for all footnotes.

APPENDIX B

	Small Cap Value Fund—Class B Shares

	Years Ended August 31,

	2006	2005		2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$39.98	$36.86		$31.99	$26.50	$27.35

Net investment loss[a]	(0.28)	(0.23)		(0.43)	(0.19)	(0.12)

Net realized and unrealized gain (loss)	3.76	5.98	[g]	5.95	5.71	(0.73)

Total from investment operations	3.48	5.75		5.52	5.52	(0.85)

Distributions to shareholders

From net realized gains	(3.23)	(2.63)		(0.65)	(0.03)	—

Net asset value, end of year	$40.23	$39.98		$36.86	$31.99	$26.50

Total return[d]	9.21%	15.88	% [h]	17.40%	20.84%	(3.11)%

Net assets at end of year (in 000s)	$83,531	$107,342		$114,169	$93,528	$76,494

Ratio of net expenses to average net assets	2.22%	2.23%		2.24%	2.26%	2.26%

Ratio of net investment income (loss) to average net assets	(0.70)%	(0.59)%		(1.17)%	(0.71)%	(0.43)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.23%	2.23%		2.24%	2.27%	2.28%

Ratio of net investment income (loss) to average net assets	(0.70)%	(0.59)%		(1.17)%	(0.72)%	(0.45)%

Portfolio turnover rate	46%	48%		57%	58%	75%

See page 151 for all footnotes.

	Small Cap Value Fund—Class C Shares

	Years Ended August 31,

	2006	2005		2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$39.95	$36.84		$31.96	$26.48	$27.38

Net investment loss[a]	(0.28)	(0.23)		(0.43)	(0.20)	(0.13)

Net realized and unrealized gain (loss)	3.75	5.97	[g]	5.96	5.71	(0.77)

Total from investment operations	3.47	5.74		5.53	5.51	(0.90)

Distributions to shareholders

From net realized gains	(3.23)	(2.63)		(0.65)	(0.03)	—

Net asset value, end of year	$40.19	$39.95		$36.84	$31.96	$26.48

Total return[d]	9.19%	15.86	% [h]	17.45%	20.82%	(3.29)%

Net assets at end of year (in 000s)	$110,108	$129,767		$127,560	$76,112	$46,416

Ratio of net expenses to average net assets	2.22%	2.23%		2.24%	2.26%	2.26%

Ratio of net investment income (loss) to average net assets	(0.70)%	(0.60)%		(1.18)%	(0.74)%	(0.46)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.23%	2.23%		2.24%	2.27%	2.28%

Ratio of net investment income (loss) to average net assets	(0.71)%	(0.60)%		(1.18)%	(0.75)%	(0.48)%

Portfolio turnover rate	46%	48%		57%	58%	75%

See page 151 for all footnotes.

Footnotes:

a	Calculated based on the average shares outstanding methodology.
b	Reflects income recognized from special dividends which amounted to the following amounts per share and average net assets:

		Percentage of
Fund	Per Share	Average Net Assets

Balanced	$0.04	0.20%
Capital Growth	$0.11	0.56%
Growth and Income	$0.05	0.20%
Large Cap Value	$0.03	0.21%
Strategic Growth	$0.05	0.57%
Concentrated Growth	$0.06	0.51%
Growth Opportunities	$0.01	0.03%

c	As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities and reclassifying all paydown losses to income. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $0.02, increase net realized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.14%. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

d	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

e	Portfolio turnover rate excluding the effect of mortgage dollar rolls for the year ended August 31, 2006 was:

Fund

Balanced	220%

Prior years include the effect of mortgage dollar roll transactions.

f	Less than $0.005 per share.
g	Reflects an increase of $0.01, $0.02 and $0.01 due to payments by affiliates during the period to reimburse certain security claims for the Capital Growth, Growth and Income and Small Cap Value Funds, respectively.
h	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated, the performance would have been 13.33%, 12.45%, 12.45% for Class A, Class B and Class C, respectively, of the Growth and Income Fund and 16.71%, 15.85%, 15.83% for Class A, Class B and Class C, respectively, of the Small Cap Value Fund.
i	Commenced September 3, 2002.
j	Annualized.
k	Commenced June 30, 2005.

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Index

1	General Investment Management Approach

3	Fund Investment Objectives and Strategies
	3	Goldman Sachs Balanced Fund
	6	Goldman Sachs Capital Growth Fund
	7	Goldman Sachs Growth and Income Fund
	8	Goldman Sachs Large Cap Value Fund
	9	Goldman Sachs Strategic Growth Fund
	10	Goldman Sachs Concentrated Growth Fund
	11	Goldman Sachs Mid Cap Value Fund
	12	Goldman Sachs Growth Opportunities Fund
	13	Goldman Sachs Small/Mid Cap Growth Fund
	14	Goldman Sachs Small Cap Value Fund

16 Other Investment Practices and Securities

20 Principal Risks of the Funds

25 Fund Performance

36 Fund Fees and Expenses

52 Service Providers

63 Dividends

65 Shareholder Guide
	65	How To Buy Shares
	80	How To Sell Shares

93 Taxation

96 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

121 Appendix B Financial Highlights

Domestic Equity Funds Prospectus (Class A, B and C Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the Additional Statement at the Funds’ website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-526-7384

■ By mail:	Goldman Sachs Funds, P.O. Box 06050, Chicago, IL 60606-6306

■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the Additional Statement) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

GSAM® is a registered service mark of Goldman, Sachs & Co.

538963

EQDOMPROABC

Prospectus

Institutional Shares

December 29, 2006

 GOLDMAN SACHS DOMESTIC EQUITY FUNDS

■ Goldman Sachs Balanced Fund

■  Goldman Sachs Capital Growth Fund

■  Goldman Sachs Growth and Income Fund

■  Goldman Sachs Large Cap Value Fund

■  Goldman Sachs Strategic Growth Fund

■  Goldman Sachs Concentrated Growth Fund

■  Goldman Sachs Mid Cap Value Fund

■  Goldman Sachs Growth Opportunities Fund

■  Goldman Sachs Small/Mid Cap Growth Fund

■ Goldman Sachs Small Cap Value Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Balanced, Capital Growth, Growth and Income, Large Cap Value, Strategic Growth, Concentrated Growth, Mid Cap Value, Growth Opportunities, Small/Mid Cap Growth and Small Cap Value Funds. GSAM is referred to in this Prospectus as the “Investment Adviser.”

VALUE STYLE FUNDS

GSAM’s Value Investment Philosophy:
Through intensive, firsthand fundamental research our portfolio team seeks to identify quality businesses selling at compelling valuations.

1.	Businesses represent compelling value when:

■	Market uncertainty exists.
■	Their economic value is not recognized by the market.

2.	By quality, we mean companies that have:

■	Sustainable operating or competitive advantage.
■	Excellent stewardship of capital.
■	Capability to earn above their cost of capital.
■	Strong or improving balance sheets and cash flow.

Business quality, conservative valuation, and thoughtful portfolio construction are the key elements of our value approach.

GROWTH STYLE FUNDS

GSAM’s Growth Investment Philosophy:

1.	Invest as if buying the company/business, not simply trading its stock:

■	Understand the business, management, products and competition.
■	Perform intensive, hands-on fundamental research.
■	Seek businesses with strategic competitive advantages.
■	Over the long-term, expect each company’s stock price ultimately to track the growth in the value of the business.

1

2.	Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3.	Purchase superior long-term growth companies at attractive valuations, giving the investor the potential to fully capture returns from above-average growth rates.

The Growth Team approaches investing with the belief that wealth is created through the long-term ownership of a growing business.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how the Fund is managed.

2

Fund Investment Objectives and Strategies

Goldman Sachs Balanced Fund

FUND FACTS

Objective:	Long-term growth of capital and current income

Benchmarks:	S&P 500® Index and Lehman Brothers Aggregate Bond Index

Investment Focus:	Large-cap U.S. equity investments and fixed-income securities

Investment Style:	Blend equity with income bias and fixed income

Symbols:	GSBIX

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term growth of capital and current income. The Fund seeks growth of capital primarily through equity investments. The Fund seeks to provide current income through investment in fixed-income securities (bonds) and high dividend paying stocks.

PRINCIPAL INVESTMENT STRATEGIES

Historically, stock and bond markets have often had different cycles, with one asset class rising when the other is falling. A balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.

The percentage of the portfolio invested in equity and fixed-income securities will vary from time to time as the Investment Adviser evaluates such securities’ relative attractiveness based on market valuations, economic growth and inflation prospects. The allocation between equity and fixed-income securities is subject to the Fund’s intention to pay regular quarterly dividends. The amount of quarterly dividends can

3

Goldman Sachs Balanced Fund continued

also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund’s assets invested in fixed-income securities.

Equity Investments. The Fund invests, under normal circumstances, between 50% and 70% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. Generally, the Fund will make equity investments in large-cap U.S. issuers (including foreign issuers that are traded in the United States) with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of the S&P 500 at the time of investment. Normally, the Fund will seek to hold certain of the higher dividend paying stocks within respective industries and sectors while still maintaining industry and sector weights that are similar to those of the S&P 500 Index. The Investment Adviser will use proprietary quantitative techniques, including a risk model, and a transactions cost model, in managing the Fund’s equity investments.

For the Fund, the Investment Adviser’s quantitative style of funds management emphasizes two building blocks of active management: careful portfolio construction and efficient implementation.

Step 1: Portfolio Construction

A proprietary risk model, which attempts to identify and measure the comparative risks between equity investments as accurately as possible, is used by the Investment Adviser. In this process, the Investment Adviser seeks to manage risk by overweighting stocks with positive characteristics identified in the return models and underweighting stocks with negative characteristics relative to their benchmark weights, while maintaining other characteristics such as size and sector weights close to the benchmark. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given the Fund’s equity benchmark.

Step 2: Efficient Implementation

The equity portfolio management team considers transaction costs at each step of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the multifactor model. The team also factors expected execution costs into portfolio construction and evaluates multiple trading options. The team then selects the trading strategy it believes will minimize the total transaction costs to the Fund.

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Fixed Income Securities. The Fund invests at least 25% of its Total Assets in fixed-income securities.

The Fund’s fixed-income securities primarily include:

■	Securities issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises
■	Securities issued by corporations, banks and other issuers
■	Mortgage-backed and asset-backed securities

The Fund may also engage in forward foreign currency transactions for both speculative and hedging purposes. The Fund’s investments in non-U.S. dollar denominated obligations will not exceed 25% of its total assets at the time of investment and 15% of the Fund’s total assets may be invested in obligations of issuers in countries with emerging markets or economies (“emerging countries”). However, to the extent that the Investment Adviser has entered into transactions that are intended to hedge the Fund’s position in a non-U.S. dollar denominated obligation against currency risk, such obligation will not be counted when calculating compliance with the 25% limitation on obligations in non-U.S. currency. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index.

5

Goldman Sachs Capital Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell® 1000 Growth Index

Investment Focus:	Large-cap U.S. equity investments that offer long-term capital appreciation potential

Investment Style:	Growth

Symbols:	GSPIX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to have long-term capital appreciation potential. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Growth and Income Fund

FUND FACTS

Objective:	Long-term growth of capital and growth of income

Benchmark:	Russell 1000® Value Index

Investment Focus:	Large-cap U.S. equity investments that are believed to be undervalued

Investment Style:	Value

Symbols:	GSIIX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and growth of income.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may also invest up to 35% of its Total Assets in fixed-income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective.

7

Goldman Sachs Large Cap Value Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Russell 1000® Value Index

Investment Focus:	Large-cap U.S. equity investments that are believed to be undervalued

Investment Style:	Value

Symbols:	GSLIX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap U.S. issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment.* If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 1000® Value Index is currently between $1.3 billion and $448 billion. The Fund seeks its investment objective by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities quoted in foreign currencies.

Other. The Fund may invest up to 20% of its Net Assets in fixed-income securities, such as government, corporate and bank debt obligations.

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Strategic Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell® 1000 Growth Index

Investment Focus:	Large-cap U.S. equity investments that are considered to be strategically positioned for consistent long-term growth

Investment Style:	Growth

Symbols:	GSTIX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to be strategically positioned for consistent long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

9

Goldman Sachs Concentrated Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell® 1000 Growth Index

Investment Focus:	Concentrated portfolio of U.S. equity investments that offer long-term capital appreciation potential

Investment Style:	Growth

Symbols:	GCRIX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments selected for their potential to achieve capital appreciation over the long term. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Investment Adviser to be positioned for long-term growth.

The Fund may invest in securities of companies of any capitalization. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest up to 10% of its Total Assets in fixed-income securities, such as government, corporate and bank debt obligations.

The Concentrated Growth Fund is “non-diversified” under the Investment Company Act of 1940 (the “Investment Company Act”), and may invest a large percentage of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Concentrated Growth Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

10

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Mid Cap Value Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Russell Midcap® Value Index

Investment Focus:	Mid-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace

Investment Style:	Value

Symbols:	GSMCX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment.* If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell Midcap® Value Index is currently between $1.3 billion and $19 billion. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

11

Goldman Sachs Growth Opportunities Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell Midcap® Growth Index

Investment Focus:	U.S. equity investments that offer long-term capital appreciation potential with a primary focus on mid-cap companies

Investment Style:	Growth

Symbols:	GGOIX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments with a primary focus on mid-cap companies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to be strategically positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

12

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Small/Mid Cap Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2500® Growth Index

Investment Focus:	U.S. equity investments that offer long-term capital appreciation potential with a primary focus on small and mid-cap companies

Investment Style:	Growth

Symbol:	GSMYX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equities. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in small and mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2500® Growth Index at the time of investment.* If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2500® Growth Index is currently between $62 million and $7.81 billion. The Fund seeks to achieve its investment objective by investing in equity investments that are considered by the Investment Adviser to be strategically positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest up to 20% of its Net Assets in fixed-income securities, such as government, corporate and bank debt obligations.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

13

Goldman Sachs Small Cap Value Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Value Index

Investment Focus:	Small-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace

Investment Style:	Value

Symbols:	GSSIX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment.* If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2000® Value Index is currently between $159 million and $2.9 billion. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

14

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15

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual/ semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“Additional Statement”).

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies		Capital	Growth
of the Fund	Balanced	Growth	and Income
— Not permitted	Fund	Fund	Fund

Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3
Credit, Currency, Index, Interest Rate, Total Return and Mortgage Swaps*	15	—	—
Cross Hedging of Currencies	•	•	•
Custodial Receipts and Trust Certificates	•	•	•
Equity Swaps*	•	•	•
Foreign Currency Transactions**	•[1]	•	•
Futures Contracts and Options on Futures Contracts	•	•	•
Interest Rate Caps, Floors and Collars	•	—	—
Investment Company Securities (including iSharesSM and Standard & Poor’s Depositary Receipts™)	10	10	10
Loan Participations	•	—	—
Mortgage Dollar Rolls	•	—	—
Options on Foreign Currencies[2]	•	•	•
Options on Securities and Securities Indices[3]	•	•	•
Repurchase Agreements	•	•	•
Reverse Repurchase Agreements (for investment purposes)	•	—	—
Securities Lending	33 1/3	33 1/3	33 1/3
Short Sales Against the Box	25	25	25
Unseasoned Companies	•	•	•
Warrants and Stock Purchase Rights	•	•	•
When-Issued Securities and Forward Commitments	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and all swap transactions that are not deemed liquid.

**	Limited by the amount the Fund invests in foreign securities.
[1]	The Balanced Fund may also enter into forward foreign currency exchange contracts to seek to increase total return.
[2]	The Funds may purchase and sell call and put options.
[3]	The Funds may sell covered call and put options and purchase call and put options.

16

OTHER INVESTMENT PRACTICES AND SECURITIES

Large Cap	Strategic	Concentrated	Mid Cap	Growth	Small/	Small Cap
Value	Growth	Growth	Value	Opportunities	Mid Cap Growth	Value
Fund	Fund	Fund	Fund	Fund	Fund	Fund

33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
—	—	—	—	—	—	—
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
—	—	—	—	—	—	—
10	10	10	10	10	10	10
—	—	—	—	—	—	—
—	—	—	—	—	—	—
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
—	—	—	—	—	—	—
33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
25	25	25	25	25	25	25
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•

17

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies		Capital		Growth
of the Fund	Balanced	Growth		and Income
— Not permitted	Fund	Fund		Fund

Investment Securities
American, European and Global Depositary Receipts	•	•		•
Asset-Backed and Mortgage-Backed Securities[4]	•	•		•
Bank Obligations[4]	•	•		•
Convertible Securities[5]	•	•		•
Corporate Debt Obligations[4]	•	•		•
Equity Investments	45-65	90	+	65	+
Emerging Country Securities	15[6]	10	[6]	25	[6]
Fixed-Income Securities[7]	35-45 [8,11]	•		35
Foreign Securities	20[6]	25	[6]	25	[6]
Foreign Government Securities[4]	10[11]	—		—
Municipal Securities	•	—		—
Non-Investment Grade Fixed-Income Securities	10[12]	10	[13]	10	[13]
Private Investments in Public Equity (“PIPEs”)	—	—		—
Real Estate Investment Trusts (“REITs”)	•	•		•
Stripped Mortgage Backed Securities[4]	•	—		—
Structured Securities*	•	•		•
Temporary Investments	100	100		100
U.S. Government Securities[4]	•	•		•
Yield Curve Options and Inverse Floating Rate Securities	•	—		—

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[4]	Limited by the amount the Fund invests in fixed income securities.

[5]	Convertible securities purchased by the Balanced Fund must be B or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”). All Funds use the same rating criteria for convertible and non-convertible debt securities.

[6]	The Balanced, Capital Growth, Growth and Income, Strategic Growth, Concentrated Growth and Growth Opportunities Funds may invest in the aggregate up to 20%, 25%, 25%, 25%, 25% and 25%, respectively, of their Total Assets in foreign securities, including emerging country securities. The Large Cap Value, Mid Cap Value, Small/Mid Cap Growth and Small Cap Value Funds may invest in the aggregate up to 25%, 25%, 25% and 25%, respectively, of their Net Assets in foreign securities, including emerging country securities.

[7]	Except as noted under “Convertible Securities” and “Non-Investment Grade Fixed-Income Securities,” fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s, Baa or higher by Moody’s or have a comparable rating by another NRSRO).
[8]	The Balanced Fund invests at least 25% of its Total Assets in fixed-income senior securities; the remainder may be invested in other fixed-income securities and cash.
[9]	The Mid Cap Value Fund may invest in the aggregate up to 20% of its Net Assets in: (i) securities of companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap Value Index at the time of investment; and (ii) fixed-income securities.

18

OTHER INVESTMENT PRACTICES AND SECURITIES

Large Cap		Strategic		Concentrated		Mid Cap		Growth		Small/Mid Cap		Small Cap
Value		Growth		Growth		Value		Opportunities		Growth		Value
Fund		Fund		Fund		Fund		Fund		Fund		Fund

•		•		•		•		•		•		•
•		•		•		•		•		•		•
•		•		•		•		•		•		•
•		•		•		•		•		—		•
•		•		•		•		•		•		•
80	+	90	+	90	+	80	+	90	+	80	+	80	+
25	[6]	10	[6]	10	[6]	25	[6]	10	[6]	25	[6]	25	[6]
20		•		10		20	[9]	•		20		20	[10]
25	[6]	25	[6]	25	[6]	25	[6]	25	[6]	25	[6]	25	[6]
—		—		—		—		—		—		—
—		—		—		—		—		—		—
10	[13]	10	[13]	—		10	[14]	10	[13]	20	[13]	20	[13]
—		—		—		—		—		—		•
•		•		•		•		•		•		•
—		—		—		—		—		—		—
•		•		•		•		•		•		•
100		100		100		100		100		100		100
•		•		•		•		•		•		•
—		—		—		—		—		—		—

[10]	The Small Cap Value Fund may invest in the aggregate up to 20% of its Net Assets in: (1) securities of companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment; and (2) fixed-income securities.
[11]	The Balanced Fund may invest up to 10% of its Total Assets in debt obligations (U.S. dollar and non-U.S.-dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities.
[12]	Must be at least BB or B by Standard & Poor’s, Ba or B by Moody’s or have a comparable rating by another NRSRO at the time of investment.
[13]	May be BB or lower by Standard & Poor’s, Ba or lower by Moody’s or have a comparable rating by another NRSRO at the time of investment.
[14]	Must be B or higher by Standard & Poor’s, B or higher by Moody’s or have a comparable rating by another NRSRO at the time of investment.

19

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

Growth
		Capital	and
• Applicable	Balanced	Growth	Income
— Not applicable	Fund	Fund	Fund

Credit/ Default	•	•	•
Foreign	•	•	•
Emerging Countries	•	•	•
Stock	•	•	•
Derivatives	•	•	•
Interest Rate	•	•	•
Management	•	•	•
Market	•	•	•
Liquidity	•	•	•
Investment Style	•	•	•
Mid Cap and Small Cap	—	—	—
Initial Public Offering (“IPO”)	—	•	—
Non-Diversification	—	—	—

20

PRINCIPAL RISKS OF THE FUNDS

Small/Mid
Large Cap	Strategic	Concentrated	Mid Cap	Growth	Cap	Small Cap
Value	Growth	Growth	Value	Opportunities	Growth	Value
Fund	Fund	Fund	Fund	Fund	Fund	Fund

•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
—	—	•	•	•	•	•
•	•	•	—	—	—	—
—	—	•	—	—	—	—

21

All Funds:

■	Credit/ Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
■	Emerging Countries Risk—The securities markets of Asian, Latin, Central and South American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.
■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

22

PRINCIPAL RISKS OF THE FUNDS

■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which GSAM or an affiliate now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s net asset value (“NAV”).
■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Specific Funds:

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

23

■	IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
■	Non-diversification Risk—The Concentrated Growth Fund is not diversified, which means it may invest a larger percentage of its assets in fewer issuers than a “diversified” mutual fund. Under normal circumstances, the Fund intends to invest in approximately 30-45 companies. As a result of the relatively small number of issuers in which the Fund generally invests, it may be subject to greater risks than a more diversified fund. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

24

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of a Fund’s Institutional Shares compare to those of broad-based securities market indices. The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. No performance for the Small/Mid Cap Growth Fund is provided because the Fund has less than one calendar year’s performance.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Institutional Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Institutional Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historical highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

25

Balanced Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2006 was 7.03%. Best Quarter* Q2 ’03 +8.97% Worst Quarter* Q3 ’98 -8.69%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Institutional Shares (Inception 8/15/97)
Returns Before Taxes	4.44%	3.32%	3.76%
Returns After Taxes on Distributions**	3.77%	2.43%	2.28%
Returns After Taxes on Distributions and Sale of Fund Shares**	3.09%	2.33%	2.34%
S&P 500® Index***	4.91%	0.54%	5.24%
Lehman Brothers Aggregate Bond Index****	2.43%	5.87%	6.33%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.
****	The Lehman Brothers Aggregate Bond Index is an unmanaged index of bond prices. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

26

FUND PERFORMANCE

Capital Growth Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2006 was 2.56%. Best Quarter* Q4 ’98 +24.46% Worst Quarter* Q3 ’01 -16.47%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Institutional Shares (Inception 8/15/97)
Returns Before Taxes	2.78%	-2.23%	5.11%
Returns After Taxes on Distributions**	2.71%	-2.25%	4.02%
Returns After Taxes on Distributions and Sale of Fund Shares**	1.90%	-1.88%	3.95%
Russell 1000 Growth Index***	5.26%	-3.58%	2.55%
S&P 500 Index****	4.91%	0.54%	5.24%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

****	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

27

Growth and Income Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2006 was 14.61%. Best Quarter* Q2 ’97 +15.24% Worst Quarter* Q3 ’98 -16.86%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Institutional Shares (Inception 6/3/96)
Returns Before Taxes	4.14%	4.34%	6.00%
Returns After Taxes on Distributions**	3.86%	4.04%	4.83%
Returns After Taxes on Distributions and Sale of Fund Shares**	3.04%	3.61%	4.55%
Russell 1000® Value Index***	7.05%	5.28%	10.62%
S&P 500 Index****	4.91%	0.54%	8.43%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000 Value Index is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

****	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

28

FUND PERFORMANCE

Large Cap Value Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2006 was 11.80%. Best Quarter* Q4 ’03 +13.08% Worst Quarter* Q3 ’02 -14.05%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Institutional Shares (Inception 12/15/99)
Returns Before Taxes	6.25%	5.87%	6.56%
Returns After Taxes on Distributions**	4.18%	5.23%	5.97%
Returns After Taxes on Distributions and Sale of Fund Shares**	4.99%	4.80%	5.43%
Russell 1000® Value Index***	7.05%	5.27%	5.85%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The Russell 1000® Value Index is an unmanaged market capitalization weighted index of the 1,000 largest ranking U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

29

Strategic Growth Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2006 was 2.61%. Best Quarter* Q2 ’03 +13.94% Worst Quarter* Q3 ’01 -18.14%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Institutional Shares (Inception 5/24/99)
Returns Before Taxes	1.87%	-3.76%	-1.20%
Returns After Taxes on Distributions**	1.85%	-3.77%	-1.21%
Returns After Taxes on Distributions and Sale of Fund Shares**	1.23%	-3.16%	-1.01%
Russell 1000® Growth Index***	5.26%	-3.58%	-3.05%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

30

FUND PERFORMANCE

Concentrated Growth Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2006 was 3.46%. Best Quarter* Q2 ’03 +15.83% Worst Quarter* Q1 ’05 -6.51%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	Since Inception

Institutional Shares (Inception 9/3/02)
Returns Before Taxes	3.55%	9.69%
Returns After Taxes on Distributions**	3.08%	9.45%
Returns After Taxes on Distributions and Sale of Fund Shares**	2.79%	8.34%
Russell 1000® Growth Index***	5.26%	10.49%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

31

Mid Cap Value Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2006 was 6.95%. Best Quarter* Q2 ’99 +21.23% Worst Quarter* Q3 ’98 -20.78%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	10 Years	Since Inception

Institutional Shares (Inception 8/1/95)
Returns Before Taxes	12.90%	14.26%	14.89%	14.78%
Returns After Taxes on Distributions**	10.93%	13.22%	13.07%	13.00%
Returns After Taxes on Distributions and Sale of Fund Shares**	9.18%	12.10%	12.25%	12.20%
Russell Midcap® Value Index***	12.65%	12.20%	13.64%	14.00%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

32

FUND PERFORMANCE

Growth Opportunities Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2006 was -0.59%. Best Quarter* Q4 ’01 +24.33% Worst Quarter* Q3 ’01 -22.27%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Institutional Shares (Inception 5/24/99)
Returns Before Taxes	4.84%	4.55%	14.44%
Returns After Taxes on Distributions**	4.09%	4.40%	14.00%
Returns After Taxes on Distributions and Sale of Fund Shares**	4.16%	3.92%	12.62%
Russell Midcap® Growth Index***	12.10%	1.38%	4.56%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

33

Small Cap Value Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2006 was 9.72%. Best Quarter* Q2 ’99 +30.23% Worst Quarter* Q3 ’98 -32.16%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Institutional Shares (Inception 8/15/97)
Returns Before Taxes	3.61%	14.87%	10.67%
Returns After Taxes on Distributions**	1.85%	14.12%	9.57%
Returns After Taxes on Distributions and Sale of Fund Shares**	3.17%	12.84%	8.82%
Russell 2000® Value Index***	4.71%	13.54%	10.80%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 2000® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2,000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

34

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35

Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Fund.

		Capital	Growth and
	Balanced	Growth	Income
	Fund	Fund	Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.65%	0.95%	0.69%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses3*	0.22%	0.09%	0.09%

Total Fund Operating Expenses*	0.87%	1.04%	0.78%

See pages 38-39 for all other footnotes.

*	The “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Funds are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

		Capital	Growth and
	Balanced	Growth	Income
	Fund	Fund	Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.55%	0.95%	0.69%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses[3]	0.10%	0.04%	0.09%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.65%	0.99%	0.78%

36

FUND FEES AND EXPENSES

Large Cap	Strategic	Concentrated	Mid Cap	Growth	Small/	Small Cap
Value	Growth	Growth	Value	Opportunities	Mid Cap	Value
Fund	Fund	Fund	Fund	Fund	Growth Fund	Fund

None	None	None	None	None	None	None
None	None	None	None	None	None	None
None	None	None	None	None	None	None
None	None	None	None	None	None	None

0.74%	1.00%	1.00%	0.71%	0.99%	1.00%	1.00%
None	None	None	None	None	None	None
0.09%	0.16%	0.24%	0.06%	0.08%	0.65%	0.08%

0.83%	1.16%	1.24%	0.77%	1.07%	1.65%	1.08%

Large Cap	Strategic	Concentrated	Mid Cap	Growth	Small/	Small Cap
Value	Growth	Growth	Value	Opportunities	Mid Cap	Value
Fund	Fund	Fund	Fund	Fund	Growth Fund	Fund

0.74%	1.00%	1.00%	0.71%	0.99%	1.00%	1.00%
None	None	None	None	None	None	None
0.09%	0.04%	0.08%	0.06%	0.08%	0.10%	0.08%

0.83%	1.04%	1.08%	0.77%	1.07%	1.10%	1.08%

37

Fund Fees and Expenses (continued)

[1]	Except for the Balanced, Growth and Income, Mid Cap Value, Small/Mid Cap Growth and Small Cap Value Funds, the Funds’ annual operating expenses are based on actual expenses incurred for the fiscal year ended August 31, 2006. The annual operating expenses for the Balanced, Growth and Income, Mid Cap Value, Small/Mid Cap Growth and Small Cap Value Funds are based on amounts expected to be incurred for the fiscal year ending August 31, 2007.

[2]	The Investment Adviser is entitled to a management fee at an annual rate equal to the following percentages of the average daily net assets of the Funds:

Fund	Management Fee Annual Rate	Average Daily Net Assets

Balanced	0.65%	First $	1 Billion
	0.59	Next $	1 Billion
	0.56	Over $	2 Billion

Capital Growth	1.00%	First $	1 Billion
	0.90	Next $	1 Billion
	0.80	Over $	2 Billion

Growth and Income	0.70%	First $	1 Billion
	0.63	Next $	1 Billion
	0.60	Over $	2 Billion

Large Cap Value	0.75%	First $	1 Billion
	0.68	Next $	1 Billion
	0.65	Over $	2 Billion

Strategic Growth	1.00%	First $	1 Billion
	0.90	Next $	1 Billion
	0.86	Over $	2 Billion

Concentrated Growth	1.00%	First $	1 Billion
	0.90	Next $	1 Billion
	0.86	Over $	2 Billion

Mid Cap Value	0.75%	First $	2 Billion
	0.68	Over $	2 Billion

Growth Opportunities	1.00%	First $	2 Billion
	0.90	Over $	2 Billion

Small/Mid Cap Growth	1.00%	First $	2 Billion
	0.90	Over $	2 Billion

Small Cap Value	1.00%	First $	2 Billion
	0.90	Over $	2 Billion

Effective May 1, 2006, the Investment Adviser has voluntarily agreed to waive a portion of its management fees equal to 0.10% of the Balanced Fund’s average daily net assets.

38

FUND FEES AND EXPENSES

[3]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Institutional Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the following percentages of each Fund’s average daily net assets:

Other
Fund	Expenses

Balanced	0.064%
Capital Growth	0.004%
Growth and Income	0.054%
Large Cap Value	0.064%
Strategic Growth	0.004%
Concentrated Growth	0.044%
Mid Cap Value	0.104%
Growth Opportunities	0.114%
Small/Mid Cap Growth	0.064%
Small Cap Value	0.064%

These expense reductions may be terminated at any time at the option of the Investment Adviser. Other Expenses of the Large Cap Value, Mid Cap Value, Growth Opportunities and Small Cap Value Funds are currently below the above listed expense caps.

39

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Balanced	$89	$278	$482	$1,073

Capital Growth	$106	$331	$574	$1,271

Growth and Income	$80	$249	$433	$966

Large Cap Value	$85	$265	$460	$1,025

Strategic Growth	$118	$368	$638	$1,409

Concentrated Growth	$126	$393	$681	$1,500

Mid Cap Value	$79	$246	$428	$954

Growth Opportunities	$109	$340	$590	$1,306

Small/Mid Cap Growth	$168	$520	$897	$1,955

Small Cap Value	$110	$343	$595	$1,317

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Payments to Intermediaries” in the Additional Statement.

40

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005	Balanced Capital Growth Growth and Income Large Cap Value Strategic Growth Concentrated Growth Mid Cap Value Growth Opportunities Small/Mid Cap Growth Small Cap Value

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of September 30, 2006, GSAM had assets under management of $576.4 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

41

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

			Actual Rate
		Average	For the Fiscal
		Daily	Year Ended
Fund	Contractual Rate	Net Assets	August 31, 2006

Balanced	0.65%	First $1 Billion	0.61%
	0.59%	Next $1 Billion
	0.56%	Over $2 Billion

Capital Growth	1.00%	First $1 Billion	0.95%
	0.90%	Next $1 Billion
	0.80%	Over $2 Billion

Growth and Income	0.70%	First $1 Billion	0.69%
	0.63%	Next $1 Billion
	0.60%	Over $2 Billion

Large Cap Value	0.75%	First $1 Billion	0.74%
	0.68%	Next $1 Billion
	0.65%	Over $2 Billion

Strategic Growth	1.00%	First $1 Billion	1.00%
	0.90%	Next $1 Billion
	0.86%	Over $2 Billion

Concentrated Growth	1.00%	First $1 Billion	1.00%
	0.90%	Next $1 Billion
	0.86%	Over $2 Billion

Mid Cap Value	0.75%	First $2 Billion	0.71%
	0.68%	Over $2 Billion

Growth Opportunities	1.00%	First $2 Billion	0.99%
	0.90%	Over $2 Billion

Small/Mid Cap Growth	1.00%	First $2 Billion	1.00%
	0.90%	Over $2 Billion

Small Cap Value	1.00%	First $2 Billion	1.00%
	0.90%	Over $2 Billion

The Investment Adviser may voluntarily waive a portion of its advisory fee from time to time, and discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds in 2005 is available in the Funds’ annual report dated August 31, 2006.

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SERVICE PROVIDERS

FUND MANAGERS

Value Investment Team

■	Fourteen investment professionals with an average of over 17 years each of financial experience comprise the Investment Adviser’s value investment team

■	The team is organized by industry in order to deliver depth and breadth of research expertise
■	Portfolio decision makers are actively conducting the research, which brings intensity and focus to the Value team process

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Eileen Rominger Managing Director Chief Investment Officer	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value	Since 1999 1999 1999	Ms. Rominger joined the Investment Adviser as a portfolio manager and Chief Investment Officer of the Value team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Dolores Bamford, CFA Managing Director	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value Small Cap Value	Since 2002 2002 2002 2002	Ms. Bamford joined the Investment Adviser as a portfolio manager for the Value team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.

David L. Berdon Vice President	Portfolio Manager— Large Cap Value Mid Cap Value	Since 2002 2002	Mr. Berdon joined the Investment Adviser as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy Inc.

Andrew Braun Managing Director	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value	Since 2001 2001 2001	Mr. Braun joined the Investment Adviser as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team and he became a portfolio manager in May 2001.

Scott Carroll, CFA Vice President	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value Small Cap Value	Since 2002 2002 2002 2002	Mr. Carroll joined the Investment Adviser as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.

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Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Sally Pope Davis Vice President	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value Small Cap Value	Since 2001 2001 2001 2006	Ms. Davis joined the Investment Adviser as a portfolio manager in August 2001 for the US Value Team, where she has broad research responsibilities across the value strategies. Prior to joining GSAM in 2001, she was a Relationship Manager for two years in Goldman Sachs Private Wealth Management. Previously, she was a sell-side Bank Analyst for ten years in the Goldman Sachs Investment Research Department.

J. Kelly Flynn Vice President	Portfolio Manager— Small Cap Value Mid Cap Value	Since 2002 2006	Mr. Flynn joined the Investment Adviser as a portfolio manager in April 2002. From 1999 to 2002, he was a portfolio manager for Small Cap/SMID Cap Value products at Lazard Asset Management.

Sean Gallagher Managing Director	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value	Since 2001 2001 2001	Mr. Gallagher joined the Investment Adviser as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

James Otness, CFA Managing Director	Portfolio Manager— Small Cap Value	Since 2000	Mr. Otness joined the Investment Adviser as a portfolio manager in May 2000. From 1998 to 2000, he headed Dolphin Asset Management.

Lisa Parisi, CFA Managing Director	Portfolio Manager— Mid Cap Value Small Cap Value Growth and Income Large Cap Value	Since 2001 2001 2002 2002	Ms. Parisi joined the Investment Adviser as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.

Edward Perkin, CFA Vice President	Portfolio Manager— Mid Cap Value Small Cap Value Growth and Income	Since 2004 2004 2006	Mr. Perkin joined the Investment Adviser as a research analyst in June 2002 and became a portfolio manager in July 2004. From August 2000 to May 2002, he gained investment research experience at Gabelli Asset Management and Fidelity Advisors while attending business school. From August 1997 to May 2000, he was a senior research analyst at FiServe.

44

SERVICE PROVIDERS

		Years
		Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Robert Crystal Vice President	Portfolio Manager— Small Cap Value	2006	Mr. Crystal joined the Investment Adviser as a portfolio manager in March 2006. Prior to joining GSAM, he was a Director at Brant Point Capital Management LLC from January 2003 to August 2005. From April 1999 to January 2003 he was a Vice President at Schroder Investment Management. Prior to that he was an Assistant Vice President at Wheat First Butcher Singer.

Eileen Rominger serves as lead manager of the Value team. Each other portfolio manager serves as a primary research analyst for a particular industry. While the entire team debates investment ideas and overall portfolio structure, the final buy/sell decision for a particular security resides primarily with the portfolio manager responsible for that particular industry. As Chief Investment Officer and lead portfolio manager of the team, Ms. Rominger is ultimately responsible for the composition of a Fund’s portfolio structure at both the stock and industry level.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

Growth Investment Team

■	For 26 years, the team has applied a consistent investment discipline through diverse and complete market cycles

■	$26.8 billion in equities currently under management

■	A deep and experienced portfolio management and research team comprised of industry experts that provide in depth research within each sector.

45

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Steven M. Barry Managing Director Chief Investment Officer	Senior Portfolio Manager— Growth Opportunities Capital Growth Strategic Growth Concentrated Growth Small/Mid Cap Growth	Since 1999 2000 2000 2002 2005	Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

Gregory H. Ekizian, CFA Managing Director Chief Investment Officer	Senior Portfolio Manager— Capital Growth Strategic Growth Growth Opportunities Concentrated Growth Small/Mid Cap Growth	Since 1997 1999 1999 2002 2005	Mr. Ekizian joined the Investment Adviser in January 1997 when Goldman Sachs Asset Management acquired Liberty Investment Management. He was a senior portfolio manager at Liberty prior to the acquisition. He joined Liberty’s predecessor firm Eagle Asset Management in 1990.

David G. Shell, CFA Managing Director Chief Investment Officer	Senior Portfolio Manager— Capital Growth Strategic Growth Growth Opportunities Concentrated Growth Small/Mid Cap Growth	Since 1997 1999 1999 2002 2005	Mr. Shell joined the Investment Adviser in January 1997 when Goldman Sachs Asset Management acquired Liberty Investment Management. He was a senior portfolio manager at Liberty prior to the acquisition. He joined Liberty’s predecessor firm Eagle Asset Management in 1987.

Steve Barry, Dave Shell and Greg Ekizian are Chief Investment Officers (“CIOs”) of the Growth team. All 19 members of the team discuss their research analysis and recommendations with the whole team at investment strategy meetings. The entire team discusses and debates whether the business being presented meets the Growth team’s definition of a high-quality growth business and the attractiveness of the current valuation. The team reaches a consensus on whether a business is worthy of a position in the portfolio. The CIOs are accountable for all portfolio construction decisions and determine the appropriate weight for each investment.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

46

SERVICE PROVIDERS

Fixed-Income Investment Team

■	The Fixed-Income team is comprised of a deep team of sector specialists
■	The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation

■	The team manages approximately $171.1 billion in fixed-income assets for retail, institutional and high net worth clients

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Jonathan A. Beinner Chief Investment Officer, Fixed-Income Portfolio Management	Senior Portfolio Manager— Balanced (Fixed-Income)	Since 1994	Mr. Beinner joined the Investment Adviser in 1990 as a portfolio manager.

James B. Clark Managing Director Co-Head U.S. Fixed-Income	Portfolio Manager— Balanced (Fixed-Income)	Since 1994	Mr. Clark joined the Investment Adviser in 1994 as a portfolio manager.

Jonathan Beinner serves as the Chief Investment Officer for the Fixed-Income team and is responsible for high-level decisions pertaining to portfolios across multiple strategies. James Clark serves as Co-Head of the U.S. Fixed-Income team and is responsible for a variety of U.S. investment strategies. The Fixed-Income portfolio management team is organized into a series of specialist teams which focus on generating and implementing investment ideas within their area of expertise. Both top-down and bottom-up decisions are made by these small strategy teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolio resides with the lead portfolio managers, who set the long-term risk budget and oversee the portfolio construction process.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

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Global Quantitative Equity Team

■	A stable and growing team supported by an extensive internal staff

■	More than $100 billion in equities currently under management including $52 billion in U.S. equities

■	Proprietary research on quantitative models and tax-advantaged strategies

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Don Mulvihill Managing Director	Senior Portfolio Manager—Balanced	Since 2006	Mr. Mulvihill joined the Investment Adviser in 1985 as a portfolio manager. In 1991 he joined the Fixed Income team in London as a portfolio manager, and in 1992 he became President of Goldman Sachs Asset Management, Japan. Mr. Mulvihill joined the Quantitative Equity team in 1999.

Robert C. Jones Chief Investment Officer Managing Director	Senior Portfolio Manager—Balanced	Since 2006	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Don Mulvihill is the Senior Portfolio Manager responsible for taxable portfolios, and is responsible for the Fund’s portfolio management process, including setting research priorities and client contact. Robert C. Jones serves as Chair of the GQE Investment Policy Committee, which oversees portfolio management process. The computer optimizer constructs the portfolio and no one person on the team has a subjective override of the computer optimizer process.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Suite 500, Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

48

SERVICE PROVIDERS

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may adversely impact the Funds. Transactions by one or more Goldman Sachs advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others

49

associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the Additional Statement.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, certain of the Goldman Sachs Funds included in this Prospectus and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, In re Goldman Sachs Mutual Funds Fee Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman, Sachs & Co., Goldman Sachs Variable Insurance Trust (“GSVIT”), the Trustees and Officers of the Trust and John Doe Defendants (collectively, the “Defendants”) in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and GSVIT (collectively, the “Goldman Sachs Funds”) were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

50

SERVICE PROVIDERS

The second amended consolidated complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), asserts claims involving (i) violations of the Investment Company Act and the Investment Advisers Act of 1940, (ii) common law breaches of fiduciary duty, and (iii) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. The plaintiffs in the cases are seeking compensatory damages; rescission of GSAM’s and GSAMI’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees. On January 13, 2006, all claims against the Defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals on similar litigation.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to its clients, including the Goldman Sachs Funds.

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Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain Goldman Sachs Institutional Liquid Assets Portfolios (“ILA Portfolios”). See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

	Investment	Capital Gains
Fund	Income Dividends	Distributions

Balanced	Quarterly	Annually

Capital Growth	Annually	Annually

Growth and Income	Quarterly	Annually

Large Cap Value	Annually	Annually

Strategic Growth	Annually	Annually

Concentrated Growth	Annually	Annually

Mid Cap Value	Annually	Annually

Growth Opportunities	Annually	Annually

Small/Mid Cap Growth	Annually	Annually

Small Cap Value	Annually	Annually

52

DIVIDENDS

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

53

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Institutional Shares.

HOW TO BUY SHARES

How Can I Purchase Institutional Shares Of The Funds?
You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. You should either:

■	Place an order with Goldman Sachs at 1-800-621-2550 and wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian) on the next business day; or

■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), P.O. Box 06050, Chicago, IL 60606-6306. The Fund will not accept a check drawn on foreign banks, third-party checks, cashier’s checks or official checks, temporary checks, electronic checks, drawer checks, cash, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.

In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

How Do I Purchase Shares Through A Financial Institution?
Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Goldman Sachs Trust (the “Trust”), purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a business day, and the order will be priced at the Fund’s NAV per share next determined after such acceptance.
■	Authorized institutions and intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

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SHAREHOLDER GUIDE

You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust. These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds’ Institutional Shares. These payments may be in addition to other payments borne by the Funds.

The Investment Adviser, Distributor and/or their affiliates may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, Distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Funds. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the Additional Statement for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your authorized dealer or Intermediary for more information about the payments it receives and any potential conflicts of interest.

In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses

55

(which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?

Type of Investor	Minimum Investment

■ Banks, trust companies or other depository institutions investing for their own account or on behalf of clients	$1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates
■ Section 401(k), profit sharing, money purchase
    pension, tax-sheltered annuity, defined benefit
    pension, or other employee benefit plans that are
    sponsored by one or more employers (including
    governmental or church employers) or
employee organizations
■ State, county, city or any instrumentality, department, authority or agency thereof
■ Corporations with at least $100 million in assets or in outstanding publicly traded securities
■ “Wrap” account sponsors (provided they have an agreement covering the arrangement with GSAM)
■ Registered investment advisers investing for accounts for which they receive asset-based fees
■ Qualified non-profit organizations, charitable trusts, foundations and endowments

■ Individual investors	$10,000,000
■ Accounts over which GSAM or its advisory affiliates have investment discretion

■ Individual Retirement Accounts (IRAs) for which GSAM or its advisory affiliates act as fiduciary	No minimum

The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates; brokerage or advisory clients of Goldman Sachs Private Wealth Management and accounts for which Goldman Sachs Trust Company, N.A. or The Goldman Sachs Trust Company of Delaware acts in a fiduciary capacity (i.e., as agent or trustee);

56

SHAREHOLDER GUIDE

certain mutual fund “wrap” programs; and for other investors at the discretion of the Trust’s officers. No minimum amount is required for subsequent investments.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Modify or waive the minimum investment amounts.
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

Generally, the Fund will not allow non-U.S. citizens and certain U.S. citizens residing outside the United States to open an account directly with the Funds.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

As of the date of this Prospectus, the Goldman Sachs Mid Cap Value and Small Cap Value Funds (the “Closed Funds”) were generally closed to new investors. The following investors, however, may make purchases and reinvestments of dividends and capital gains into the Closed Funds:

■	Current shareholders of the respective Closed Funds; once a shareholder closes all accounts in a Closed Fund, additional investments into such Closed Fund may not be accepted;

■	Certain employee benefit plans and certain financial institutions providing services to employee benefit plans, namely: (i) Qualified Defined Contribution and Benefit Plans (as defined below) making an initial investment of $10 million or less through financial institutions that, as of the closing date of the respective Closed Fund, had a contractual agreement with Goldman, Sachs & Co. to offer shares of or provide services to the respective Closed Fund; and (ii) certain financial institutions in connection with hedging services provided in support of non-qualified deferred compensation plans offering the Goldman Sachs Funds. Certain of the plans and institutions described in (i) and (ii) above may make an initial investment in excess of $10 million if the initial investment was expected

57

to be less than $10 million at the time Goldman Sachs received a preliminary written commitment to invest in the Closed Fund. Certain Qualified Defined Contribution and Benefit Plans include 401(k) plans, profit sharing plans and money purchase pension plans, 403(b) plans, and 457 plans;

■	Members of the portfolio management teams of the respective Closed Funds; and

■	Trustees and officers of the Trust.

In addition, the following investors may make purchases and reinvestments of dividends and capital gains into the Mid Cap Value Fund only:

■	Investors in a discretionary mutual fund wrap program where (i) such program together with non-discretionary mutual fund wrap programs maintained by the same sponsor had at least $10 million invested in the Fund as of the closing date of the Mid Cap Value Fund and (ii) the sponsor of such program has the appropriate controls in place to implement this Fund closure policy properly.

Exchanges into a Closed Fund from other Goldman Sachs Funds are not permitted, except for current Closed Fund shareholders and for certain Qualified Defined Contribution and Benefit Plans and, in the case of the Mid Cap Value Fund, investors in certain discretionary mutual fund wrap programs permitted to invest after the closing date.

The Closed Funds may resume sales of shares to new investors at some future date. Additionally, a Closed Fund may enter into asset purchase or other reorganization transactions with other investment companies that involve the issuance of shares of a Closed Fund to new accounts, and such new accounts may continue to make additional purchases and reinvest dividends and capital gains into their accounts.

Notwithstanding the foregoing, the Trust and Goldman, Sachs & Co. reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman, Sachs & Co. will not be liable for any loss resulting from rejected purchase or exchange orders.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, which will be reviewed solely for customer identification purposes, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that

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SHAREHOLDER GUIDE

the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?

The price you pay when you buy Institutional Shares is a Fund’s next determined NAV for a share class. The price you receive when you sell or exchange Institutional Shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charge (e.g., redemption fees). The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under procedures established by the Trustees.

In the event that a Fund invests a significant portion of assets in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Funds, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.

In addition, the Investment Adviser, consistent with applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments;

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as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.

■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form. Redemption proceeds are reduced by any applicable redemption fee.

■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice investment transactions not settling on the same day are recorded and factored into a Fund’s net asset value on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a net asset value that differs materially from the net asset value that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if

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SHAREHOLDER GUIDE

regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

HOW TO SELL SHARES

How Can I Sell Institutional Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institutional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Name(s) and signature(s)
■ Account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ A Medallion signature guarantee may be required (see details below)
■ Mail your request to: Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

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Any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person (a Medallion signature guarantee may be required). The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under “How Do I Purchase Shares Through A Financial Institution?”

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change your current bank designations.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

■	For the 30-day period following a change of address, telephone redemptions will generally be filled by a wire transfer to the bank account designated in the Account Applications (see immediately preceding bullet point). For direct accounts, to receive the redemption by check during this time period, a

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redemption request must be in the form of a written letter (a Medallion signature guarantee may be required).

■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the domestic bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be wired as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Investment Company Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption.
■	If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the account application to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

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What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares in the event an Institution’s relationship with Goldman Sachs is terminated and you do not transfer your account to another institution with a relationship with Goldman Sachs. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

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SHAREHOLDER GUIDE

Can I Exchange My Investment From One Fund To Another?

You may exchange Institutional Shares of a Fund at NAV for certain shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Name(s) and signature(s)
■ Account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.

■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund. Exchanges into a money market fund need not meet the traditional minimum investment requirement for that fund if the entire balance of the original Fund account is exchanged.

■	Normally, a telephone exchange will be made only to an identically registered account.

■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on

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which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will I Be Sent Regarding Investments In Institutional Shares?

You will be provided with a printed confirmation of each transaction in your account and a monthly statement. If your account is held in a “street name” you may receive your statements and confirmations on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-621-2550 or by mail at Goldman Sachs Funds, P.O. Box 06050, Chicago, IL 60606-6306. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

In addition, institutions and other financial intermediaries will be responsible for providing any communications from a Fund to its shareholders, including but not limited to prospectus supplements, proxy materials and notices regarding the sources of dividend payments pursuant to Section 19 of the Investment Company Act.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this

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SHAREHOLDER GUIDE

judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, the International Equity Funds and certain Fixed Income Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 calendar days of purchase (60 calendar days of purchase with respect to the Goldman Sachs High Yield Fund and High Yield Municipal Fund) subject to certain exceptions. For more information about these Funds, obtain a prospectus from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

Pursuant to the policy adopted by the Board of Trustees, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading, Goldman Sachs may reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. A number of these financial intermediaries may not have the capability or may not be willing to apply the Funds’ market

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timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is through an IRA or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code (the “Code”), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. The amount of a Fund’s distributions that qualify for this favorable tax treatment may be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations. For these lower rates to apply, the non-corporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend rate.

A sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2010.

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Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate, or by investments in debt securities or foreign corporations. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, a Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do

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TAXATION

not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax. However, withholding is generally not required on properly designated distributions of long-term capital gains and of short-term capital gains and qualified interest income paid to non-U.S. investors before August 31, 2008. Although this designation will be made for capital gain distributions, the Funds do not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation of non-U.S. investors is included in the Additional Statement.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to

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APPENDIX A

investors. The same would be true of asset-backed securities such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.
B. Other Portfolio Risks

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous

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time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S.

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APPENDIX A

issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

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Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. Beginning January 1, 2007, the euro will become the currency of Slovenia. In addition, Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland and Slovakia became members of the EMU on May 1, 2004 and Romania and Bulgaria will become members of the EMU on January 1, 2007, but these countries will not adopt the euro as their new currency until they can show that their economies have converged with the economies of the euro zone.

The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May and June 2005, voters in France and the Netherlands rejected ratification of the EU Constitution causing some other countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin and South America

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and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and

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ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

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A Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of the Funds’ currency exposure in emerging countries may not be covered by these techniques.

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and foreign currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options

■	Certain structured securities and swap transactions

■	Certain private investments in public equity (“PIPEs”)
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

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Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares

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may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment

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objectives and policies. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. Certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange

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rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these

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risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

In lieu of entering into “protective put” transactions, certain Funds may engage in barrier options transactions as an alternative means to offset or hedge against a decline in the market value of a Fund’s securities. Barrier options are similar to standard options except that they become activated or are extinguished when the underlying asset reaches a predetermined level or barrier. “Down and out” barrier options are canceled or “knocked out” if the underlying asset falls to a pre-determined level. “Down and in” barrier options are activated or “knocked in” if the underlying asset falls to a pre-determined level. “Up and out” barrier options are extinguished or “knocked out” if the underlying asset rises to a predetermined level. “Up and in” barrier options are activated or “knocked in” if the underlying asset rises to a predetermined level. If the Investment Adviser sets too high or too low a barrier, and the option is either extinguished or “knocked out” or the options are never activated or “knocked in,” the benefits to a Fund using a barrier

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APPENDIX A

option strategy may be limited and the costs associated with a barrier option strategy could be detrimental to a Fund’s performance.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.

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■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

As an investment company registered with the SEC, a Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to its transactions in futures contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward

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APPENDIX A

commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of

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the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

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Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts™. The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on an exchange that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on an exchange and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on an exchange. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

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Private Investments in Public Equity. Certain Funds may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPEs”). Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase

90

APPENDIX A

certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the

91

CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, a Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Certain Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities.

92

APPENDIX A

In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Mortgage Dollar Rolls. Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. The Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

Yield Curve Options. Certain Funds may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of an underlying security remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a

93

Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participating interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest. Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities in which a Fund may invest include private activity bonds, municipal leases, certificates of participation, pre-funded municipal securities and auction rate securities. Dividends paid by the Funds based on investments in municipal securities will be taxable.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit

94

APPENDIX A

swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Certain Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Certain Funds may enter into the transactions described above for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Loan Participations. Certain Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it

95

acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent.

Inverse Floaters. Certain Funds may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

96

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has not been in operation for five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request).

BALANCED FUND

	Balanced Fund—Institutional Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$20.12	$18.66	$17.24	$16.31	$18.38

Net investment income[e]	0.55	0.47 [a]	0.38	0.47	0.54 [b]

Net realized and unrealized gain (loss)	0.75	1.44	1.48	0.95	(2.04)[b]

Total from investment operations	1.30	1.91	1.86	1.42	(1.50)

Distributions to shareholders

From net investment income	(0.48)	(0.45)	(0.44)	(0.49)	(0.57)

Net asset value, end of year	$20.94	$20.12	$18.66	$17.24	$16.31

Total return[g]	6.51%	10.36%[c]	10.88%	8.95%	(8.33)%

Net assets at end of year (in 000s)	$2,088	$2,052	$2,127	$2,150	$2,157

Ratio of net expenses to average net assets	0.71%	0.80%[c]	0.75%	0.76%	0.76%

Ratio of net investment income to average net assets	2.71%	2.14%[a]	2.08%	2.85%	3.01%[b]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	0.87%	0.93%	0.90%	0.98%	0.98%

Ratio of net investment income to average net assets	2.55%	2.01%[a]	1.93%	2.63%	2.79%[b]

Portfolio turnover rate[d]	256%	228%	208%	192%	169%

See page 107 for all footnotes.

97

CAPITAL GROWTH FUND

	Capital Growth Fund—Institutional Shares

	Years Ended August 31,

	2006	2005		2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$20.65	$18.77		$17.44	$15.71	$20.02

Net investment income[e]	—	0.13	[a]	0.03	0.06	0.02

Net realized and unrealized gain (loss)	0.68	1.75	[h]	1.30	1.67	(4.30)

Total from investment operations	0.68	1.88		1.33	1.73	(4.28)

Distributions to shareholders

From net investment income	(0.09)	—		—	—	—

From net realized gains	—	—		—	—	(0.03)

Total distributions	(0.09)	0		0	0	(0.03)

Net asset value, end of year	$21.24	$20.65		$18.77	$17.44	$15.71

Total return[g]	3.31%	10.02%		7.63%	11.01%	(21.41)%

Net assets at end of year (in 000s)	$272,295	$273,418		$289,239	$303,840	$316,020

Ratio of net expenses to average net assets	0.99%	0.99%		0.99%	1.00%	1.03%

Ratio of net investment income (loss) to average net assets	(0.01)%	0.68	% [a]	0.14%	0.41%	0.11%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.04%	1.05%		1.07%	1.08%	1.07%

Ratio of net investment income (loss) to average net assets	(0.05)%	0.62	% [a]	0.06%	0.33%	0.07%

Portfolio turnover rate	51%	34%		43%	17%	11%

See page 107 for all footnotes.

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APPENDIX B

GROWTH AND INCOME FUND

	Growth and Income Fund—Institutional Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$25.86	$23.15	$19.44	$18.22	$19.84

Net investment income[e]	0.57	0.52 [a]	0.31	0.33	0.22

Net realized and unrealized gain (loss)	2.91	2.63 [h]	3.72	1.21	(1.66)

Total from investment operations	3.48	3.15	4.03	1.54	(1.44)

Distributions to shareholders

From net investment income	(0.53)	(0.44)	(0.32)	(0.32)	(0.18)

Net asset value, end of year	$28.81	$25.86	$23.15	$19.44	$18.22

Total return[g]	13.62%	13.83%[i]	20.75%	8.63%	(7.36)%

Net assets at end of year (in 000s)	$27,590	$19,226	$4,659	$3,615	$4,539

Ratio of net expenses to average net assets	0.78%	0.79%	0.79%	0.80%	0.80%

Ratio of net investment income to average net assets	2.14%	1.94%[a]	1.43%	1.83%	1.12%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	0.79%	0.81%	0.81%	0.84%	0.82%

Ratio of net investment income to average net assets	2.14%	1.92%[a]	1.41%	1.79%	1.10%

Portfolio turnover rate	51%	45%	54%	55%	89%

See page 107 for all footnotes.

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LARGE CAP VALUE FUND

	Large Cap Value Fund—Institutional Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$13.52	$11.90	$9.95	$9.29	$10.24

Net investment income[e]	0.18	0.19 [a]	0.12	0.12	0.12

Net realized and unrealized gain (loss)	1.37	1.66	1.96	0.64	(1.01)

Total from investment operations	1.55	1.85	2.08	0.76	(0.89)

Distributions to shareholders

From net investment income	(0.14)	(0.14)	(0.13)	(0.10)	(0.06)

From net realized gains	(0.99)	(0.09)	—	—	—

Total distributions	(1.13)	(0.23)	(0.13)	(0.10)	(0.06)

Net asset value, end of year	$13.94	$13.52	$11.90	$9.95	$9.29

Total return[g]	12.12%	15.61%	21.07%	8.27%	(8.73)%

Net assets at end of year (in 000s)	$506,910	$321,210	$158,316	$96,895	$78,146

Ratio of net expenses to average net assets	0.83%	0.85%	0.85%	0.86%	0.86%

Ratio of net investment income to average net assets	1.35%	1.45%[a]	1.07%	1.31%	1.19%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	0.83%	0.86%	0.88%	0.90%	0.92%

Ratio of net investment income to average net assets	1.35%	1.44%[a]	1.04%	1.27%	1.13%

Portfolio turnover rate	66%	70%	72%	78%	91%

See page 107 for all footnotes.

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APPENDIX B

STRATEGIC GROWTH FUND

	Strategic Growth Fund—Institutional Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$8.94	$8.25	$7.93	$7.05	$9.30

Net investment income (loss)[e]	(0.01)	0.05 [a]	(0.01)	(0.01)	(0.02)

Net realized and unrealized gain (loss)	0.33	0.68	0.33	0.89	(2.23)

Total from investment operations	0.32	0.73	0.32	0.88	(2.25)

Distributions to shareholders

From net investment income	(0.01)	(0.04)	—	—	—

From net realized gains	—	—	—	—	— [f]

Net asset value, end of year	$9.25	$8.94	$8.25	$7.93	$7.05

Total return[g]	3.56%	8.82%	4.04%	12.48%	(24.17)%

Net assets at end of year (in 000s)	$183,697	$155,546	$129,083	$93,806	$59,130

Ratio of net expenses to average net assets	1.04%	1.04%	1.04%	1.05%	1.05%

Ratio of net investment income (loss) to average net assets	(0.12)%	0.54%[a]	(0.07)%	(0.09)%	(0.27)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.16%	1.17%	1.15%	1.22%	1.23%

Ratio of net investment income (loss) to average net assets	(0.24)%	0.41 [a]	(0.18)%	(0.26)%	(0.45)%

Portfolio turnover rate	53%	46%	19%	14%	40%

See page 107 for all footnotes.

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CONCENTRATED GROWTH FUND

	Concentrated Growth Fund—Institutional Shares

	Years Ended			Period Ended
	August 31,			August 31,

	2006	2005	2004	2003[j]

Income (loss) from investment operations

Net asset value, beginning of period	$12.89	$11.79	$11.68	$10.00

Net investment income (loss)[e]	(0.01)	0.05 [a]	(0.02)	(0.03)

Net realized and unrealized gain	0.62	1.24	0.17	1.71

Total from investment operations	0.61	1.29	0.15	1.68

Distributions to shareholders

From net investment income	(0.04)	—	—	—

From net realized gains	(0.31)	(0.19)	(0.04)	—

Total distributions	(0.35)	(0.19)	(0.04)	(0.00)

Net asset value, end of period	$13.15	$12.89	$11.79	$11.68

Total return[g]	4.75%	10.95%	1.26%	16.80%

Net assets, end of period (in 000s)	$117,767	$85,571	$45,464	$27,810

Ratio of net expenses to average net assets	1.08%	1.08%	1.08%	1.08%[k]

Ratio of net investment income (loss) to average net assets	(0.09)%	0.40%[a]	(0.20)%	(0.32)%[k]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.24%	1.31%	1.39%	2.25%[k]

Ratio of net investment income (loss) to average net assets	(0.30)%	0.17%[a]	(0.51)%	(1.49)%[k]

Portfolio turnover rate	48%	46%	28%	19%

See page 107 for all footnotes.

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APPENDIX B

MID CAP VALUE FUND

	Mid Cap Value Fund—Institutional Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$37.17	$31.01	$25.49	$24.24	$24.35

Net investment income[e]	0.33	0.29	0.23	0.29	0.27

Net realized and unrealized gain	2.32	8.41	5.53	1.66	0.45

Total from investment operations	2.65	8.70	5.76	1.95	0.72

Distributions to shareholders

From net investment income	(0.25)	(0.19)	(0.24)	(0.20)	(0.21)

From net realized gains	(2.39)	(2.35)	—	(0.50)	(0.62)

Total distributions	(2.64)	(2.54)	(0.24)	(0.70)	(0.83)

Net asset value, end of year	$37.18	$37.17	$31.01	$25.49	$24.24

Total return[g]	7.58%	29.20%	22.71%	8.34%	3.05%

Net assets at end of year (in 000s)	$1,837,408	$1,253,069	$537,533	$330,827	$318,916

Ratio of net expenses to average net assets	0.77%	0.82%	0.84%	0.85%	0.87%

Ratio of net investment income to average net assets	0.91%	0.82%	0.78%	1.24%	1.11%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	0.79%	0.83%	0.84%	0.85%	0.87%

Ratio of net investment income to average net assets	0.90%	0.81%	0.78%	1.24%	1.11%

Portfolio turnover rate	49%	58%	71%	80%	92%

See page 107 for all footnotes.

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GROWTH OPPORTUNITIES FUND

	Growth Opportunities Fund—Institutional Shares

	Years Ended August 31,

	2006	2005		2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$22.77	$18.97		$17.67	$14.27	$18.26

Net investment loss[e]	(0.11)	(0.12	) [a]	(0.08)	(0.06)	(0.08)

Net realized and unrealized gain (loss)	(0.09)	3.92		1.38	3.46	(3.91)

Total from investment operations	(0.20)	3.80		1.30	3.40	(3.99)

Distributions to shareholders

From net realized gains	(1.12)	—		—	—	—

Net asset value, end of year	$21.45	$22.77		$18.97	$17.67	$14.27

Total return[g]	(1.06)%	20.03%		7.36%	23.83%	(21.89)%

Net assets at end of year (in 000s)	$771,166	$739,739		$290,601	$189,498	$134,954

Ratio of net expenses to average net assets	1.07%	1.09%		1.09%	1.13%	1.11%

Ratio of net investment income (loss) to average net assets	(0.49)%	(0.54	)% [a]	(0.40)%	(0.41)%	(0.47)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.07%	1.09%		1.09%	1.13%	1.11%

Ratio of net investment income (loss) to average net assets	(0.49)%	(0.54	)% [a]	(0.40)%	(0.41)%	(0.47)%

Portfolio turnover rate	82%	62%		51%	66%	69%

See page 107 for all footnotes.

104

APPENDIX B

SMALL/MID CAP GROWTH FUND

	Small/Mid Cap Growth Fund—Institutional Shares

	Year Ended	Period Ended
	August 31,	August 31,

	2006	2005[l]

Income (loss) from investment operations

Net asset value, beginning of period	$10.38	$10.00

Net investment income (loss)[e]	(0.04)	—[f]

Net realized and unrealized gain (loss)	0.21	0.38

Total from investment operations	0.17	0.38

Distributions to shareholders

From net investment income	—[f]	—[f]

From net realized gains	(0.11)	—

Total distributions	(0.11)	—

Net asset value, end of period	$10.44	$10.38

Total return[g]	1.63%	3.80%

Net assets at end of period (in 000s)	$1,360	$5,415

Ratio of net expenses to average net assets	1.07%	1.10%[k]

Ratio of net investment income (loss) to average net assets	(0.38)%	(0.13)%[k]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	6.98%	16.33%[k]

Ratio of net investment income (loss) to average net assets	(6.29)%	(15.36)%[k]

Portfolio turnover rate	64%	3%

See page 107 for all footnotes.

105

SMALL CAP VALUE FUND

	Small Cap Value Fund—Institutional Shares

	Years Ended August 31,

	2006	2005		2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$44.24	$40.09		$34.35	$28.25	$28.98

Net investment income (loss)[e]	0.19	0.20		(0.01)	0.12	0.21

Net realized and unrealized gain (loss)	4.20	6.58	[h]	6.40	6.13	(0.76)

Total from investment operations	4.39	6.78		6.39	6.25	(0.55)

Distributions to shareholders

From net investment income	—	—		—	(0.12)	(0.18)

From net realized gains	(3.23)	(2.63)		(0.65)	(0.03)	—

Total distributions	(3.23)	(2.63)		(0.65)	(0.15)	(0.18)

Net asset value, end of year	$45.40	$44.24		$40.09	$34.35	$28.25

Total return[g]	10.45%	17.23	% [i]	18.76%	22.22%	(1.91)%

Net assets at end of year (in 000s)	$711,046	$655,181		$332,947	$117,968	$90,177

Ratio of net expenses to average net assets	1.07%	1.08%		1.09%	1.11%	1.11%

Ratio of net investment income (loss) to average net assets	0.43%	0.48%		(0.04)%	0.43%	0.71%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.08%	1.08%		1.09%	1.12%	1.13%

Ratio of net investment income (loss) to average net assets	0.43%	0.48%		(0.04)%	0.42%	0.69%

Portfolio turnover rate	46%	48%		57%	58%	75%

See page 107 for all footnotes.

106

APPENDIX B

Footnotes:

a	Reflects income recognized from special dividends which amounted to the following amounts per share and average net assets:

		Percentage
		of Average
Fund	Per Share	Net Assets

Balanced	$0.04	0.20%
Capital Growth	$0.11	0.56%
Growth and Income	$0.05	0.20%
Large Cap Value	$0.03	0.21%
Strategic Growth	$0.05	0.57%
Concentrated Growth	$0.06	0.51%
Growth Opportunities	$0.01	0.03%

b	As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities and reclassifying all paydown losses to income. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $0.02, increase net realized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.14%. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

c	The effects of rounding net asset value in connection with a significant transaction during the period resulted in an increase in total return and expense ratio of 0.88% and 0.06% respectively for the Balanced Fund.

d	Portfolio turnover rate excluding the effect of mortgage dollar rolls for the year ended August 31, 2006 was:

Fund

Balanced	220%

Prior years include the effect of mortgage dollar roll transactions.

e	Calculated based on the average shares outstanding methodology.
f	Less than $0.005 per share.
g	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
h	Reflects an increase of $0.01, $0.02 and $0.01 due to payments by affiliates during the period to reimburse certain security claims for the Capital Growth, Growth and Income and Small Cap Value Funds, respectively.
i	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated, the performance would have been 13.78% and 17.20% for the Growth and Income and Small Cap Value Funds, respectively.
j	Commenced September 3, 2002.
k	Annualized.
l	Commenced June 30, 2005.

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Index

1 General Investment Management Approach

3 Fund Investment Objectives and Strategies
3	Goldman Sachs Balanced Fund
6	Goldman Sachs Capital Growth Fund
7	Goldman Sachs Growth and Income Fund
8	Goldman Sachs Large Cap Value Fund
9	Goldman Sachs Strategic Growth Fund
10	Goldman Sachs Concentrated Growth Fund
11	Goldman Sachs Mid Cap Value Fund
12	Goldman Sachs Growth Opportunities Fund
13	Goldman Sachs Small/ Mid Cap Growth Fund
14	Goldman Sachs Small Cap Value Fund

16 Other Investment Practices and Securities

20 Principal Risks of the Funds

25 Fund Performance

36 Fund Fees and Expenses

41 Service Providers

52 Dividends

54 Shareholder Guide
54	How To Buy Shares
61	How To Sell Shares

69 Taxation

72 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

97 Appendix B Financial Highlights

Domestic Equity Funds Prospectus (Institutional Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the Additional Statement at the Funds’ website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, P.O. Box 06050, Chicago, IL 60606-6306

■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the Additional Statement) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

GSAM® is a registered service mark of Goldman, Sachs & Co.

EQDOMPROINST

Prospectus

Service Shares

December 29, 2006

 GOLDMAN SACHS DOMESTIC EQUITY FUNDS

■ Goldman Sachs Balanced Fund

■  Goldman Sachs Capital Growth Fund

■  Goldman Sachs Growth and Income Fund

■  Goldman Sachs Large Cap Value Fund

■  Goldman Sachs Strategic Growth Fund

■  Goldman Sachs Concentrated Growth Fund

■  Goldman Sachs Mid Cap Value Fund

■  Goldman Sachs Growth Opportunities Fund

■  Goldman Sachs Small/Mid-Cap Growth Fund

■ Goldman Sachs Small Cap Value Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Balanced, Capital Growth, Growth and Income, Large Cap Value, Strategic Growth, Concentrated Growth, Mid Cap Value, Growth Opportunities, Small/Mid Cap Growth and Small Cap Value Funds. GSAM is referred to in this Prospectus as the “Investment Adviser.”

VALUE STYLE FUNDS

GSAM’s Value Investment Philosophy:
Through intensive, firsthand fundamental research our portfolio team seeks to identify quality businesses selling at compelling valuations.

1.	Businesses represent compelling value when:

■	Market uncertainty exists.
■	Their economic value is not recognized by the market.

2.	By quality, we mean companies that have:

■	Sustainable operating or competitive advantage.
■	Excellent stewardship of capital.
■	Capability to earn above their cost of capital.
■	Strong or improving balance sheets and cash flow.

Business quality, conservative valuation, and thoughtful portfolio construction are the key elements of our value approach.

GROWTH STYLE FUNDS

GSAM’s Growth Investment Philosophy:

1.	Invest as if buying the company/business, not simply trading its stock:

■	Understand the business, management, products and competition.
■	Perform intensive, hands-on fundamental research.
■	Seek businesses with strategic competitive advantages.
■	Over the long-term, expect each company’s stock price ultimately to track the growth in the value of the business.

1

2.	Buy high-quality growth businesses that possess strong business franchises, favorable long-term prospects and excellent management.

3.	Purchase superior long-term growth companies at attractive valuations, giving the investor the potential to fully capture returns from above-average growth rates.

The Growth Team approaches investing with the belief that wealth is created through the long-term ownership of a growing business.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how the Fund is managed.

2

Fund Investment Objectives and Strategies

Goldman Sachs Balanced Fund

FUND FACTS

Objective:	Long-term growth of capital and current income

Benchmarks:	S&P 500® Index and Lehman Brothers Aggregate Bond Index

Investment Focus:	Large-cap U.S. equity investments and fixed-income securities

Investment Style:	Blend equity with income bias and fixed income

Symbols:	GSBSX

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term growth of capital and current income. The Fund seeks growth of capital primarily through equity investments. The Fund seeks to provide current income through investment in fixed-income securities (bonds) and high dividend paying stocks.

PRINCIPAL INVESTMENT STRATEGIES

Historically, stock and bond markets have often had different cycles, with one asset class rising when the other is falling. A balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee, however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.

The percentage of the portfolio invested in equity and fixed-income securities will vary from time to time as the Investment Adviser evaluates such securities’ relative attractiveness based on market valuations, economic growth and inflation prospects. The allocation between equity and fixed-income securities is subject to the Fund’s intention to pay regular quarterly dividends. The amount of quarterly dividends can

3

Goldman Sachs Balanced Fund continued

also be expected to fluctuate in accordance with factors such as prevailing interest rates and the percentage of the Fund’s assets invested in fixed-income securities.

Equity Investments. The Fund invests, under normal circumstances, between 50% and 70% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. Generally, the Fund will make equity investments in large-cap U.S. issuers (including foreign issuers that are traded in the United States) with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of the S&P 500 at the time of investment. Normally, the Fund will seek to hold certain of the higher dividend paying stocks within respective industries and sectors while still maintaining industry and sector weights that are similar to those of the S&P 500 Index. The Investment Adviser will use proprietary quantitative techniques, including a risk model, and a transactions cost model, in managing the Fund’s equity investments.

For the Fund, the Investment Adviser’s quantitative style of funds management emphasizes two building blocks of active management: careful portfolio construction and efficient implementation.

Step 1: Portfolio Construction

A proprietary risk model, which attempts to identify and measure the comparative risks between equity investments as accurately as possible, is used by the Investment Adviser. In this process, the Investment Adviser seeks to manage risk by overweighting stocks with positive characteristics identified in the return models and underweighting stocks with negative characteristics relative to their benchmark weights, while maintaining other characteristics such as size and sector weights close to the benchmark. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given the Fund’s equity benchmark.

Step 2: Efficient Implementation

The equity portfolio management team considers transaction costs at each step of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the multifactor model. The team also factors expected execution costs into portfolio construction and evaluates multiple trading options. The team then selects the trading strategy it believes will minimize the total transaction costs to the Fund.

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Fixed Income Securities. The Fund invests at least 25% of its Total Assets in fixed-income securities.

The Fund’s fixed-income securities primarily include:

■	Securities issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises
■	Securities issued by corporations, banks and other issuers
■	Mortgage-backed and asset-backed securities

The Fund may also engage in forward foreign currency transactions for both speculative and hedging purposes. The Fund’s investments in non-U.S. dollar denominated obligations will not exceed 25% of its total assets at the time of investment and 15% of the Fund’s total assets may be invested in obligations of issuers in countries with emerging markets or economies (“emerging countries”). However, to the extent that the Investment Adviser has entered into transactions that are intended to hedge the Fund’s position in a non-U.S. dollar denominated obligation against currency risk, such obligation will not be counted when calculating compliance with the 25% limitation on obligations in non-U.S. currency. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index.

5

Goldman Sachs Capital Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell® 1000 Growth Index

Investment Focus:	Large-cap U.S. equity investments that offer long-term capital appreciation potential

Investment Style:	Growth

Symbols:	GSPSX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to have long-term capital appreciation potential. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Growth and Income Fund

FUND FACTS

Objective:	Long-term growth of capital and growth of income

Benchmark:	Russell 1000® Value Index

Investment Focus:	Large-cap U.S. equity investments that are believed to be undervalued

Investment Style:	Value

Symbols:	GSGSX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and growth of income.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments that the Investment Adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may also invest up to 35% of its Total Assets in fixed-income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective.

7

Goldman Sachs Large Cap Value Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Russell 1000® Value Index

Investment Focus:	Large-cap U.S. equity investments that are believed to be undervalued

Investment Style:	Value

Symbols:	GSVSX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap U.S. issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment.* If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 1000® Value Index is currently between $1.3 billion and $448 billion. The Fund seeks its investment objective by investing in value opportunities that the Investment Adviser defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities quoted in foreign currencies.

Other. The Fund may invest up to 20% of its Net Assets in fixed-income securities, such as government, corporate and bank debt obligations.

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Strategic Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell® 1000 Growth Index

Investment Focus:	Large-cap U.S. equity investments that are considered to be strategically positioned for consistent long-term growth

Investment Style:	Growth

Symbols:	GSTSX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to be strategically positioned for consistent long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

9

Goldman Sachs Concentrated Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell® 1000 Growth Index

Investment Focus:	Concentrated portfolio of U.S. equity investments that offer long-term capital appreciation potential

Investment Style:	Growth

Symbols:	GCRSX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments selected for their potential to achieve capital appreciation over the long term. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Investment Adviser to be positioned for long-term growth.

The Fund may invest in securities of companies of any capitalization. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest up to 10% of its Total Assets in fixed-income securities, such as government, corporate and bank debt obligations.

The Concentrated Growth Fund is “non-diversified” under the Investment Company Act of 1940 (the “Investment Company Act”), and may invest a large percentage of its assets in fewer issuers than “diversified” mutual funds. Therefore, the Concentrated Growth Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

10

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Mid Cap Value Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Russell Midcap® Value Index

Investment Focus:	Mid-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace

Investment Style:	Value

Symbols:	GSMSX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment.* If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell Midcap® Value Index is currently between $1.3 billion and $19 billion. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

11

Goldman Sachs Growth Opportunities Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell Midcap® Growth Index

Investment Focus:	U.S. equity investments that offer long-term capital appreciation potential with a primary focus on mid-cap companies

Investment Style:	Growth

Symbols:	GGOSX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase (“Total Assets”) in equity investments with a primary focus on mid-cap companies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by the Investment Adviser to be strategically positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Total Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

12

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Small/Mid Cap Growth Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2500® Growth Index

Investment Focus:	U.S. equity investments that offer long-term capital appreciation potential with a primary focus on small and mid-cap companies

Investment Style:	Growth

Symbol:	GSMQX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equities. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in small and mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2500® Growth Index at the time of investment.* If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2500® Growth Index is currently between $62 million and $7.81 billion. The Fund seeks to achieve its investment objective by investing in equity investments that are considered by the Investment Adviser to be strategically positioned for long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest up to 20% of its Net Assets in fixed-income securities, such as government, corporate and bank debt obligations.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

13

Goldman Sachs Small Cap Value Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Value Index

Investment Focus:	Small-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace

Investment Style:	Value

Symbols:	GSSSX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment.* If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2000® Value Index is currently between $159 million and $2.9 billion. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its Net Assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

14

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15

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual/ semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“Additional Statement”).

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies		Capital	Growth
of the Fund	Balanced	Growth	and Income
— Not permitted	Fund	Fund	Fund

Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3
Credit, Currency, Index, Interest Rate, Total Return and Mortgage Swaps*	15	—	—
Cross Hedging of Currencies	•	•	•
Custodial Receipts and Trust Certificates	•	•	•
Equity Swaps*	•	•	•
Foreign Currency Transactions**	•[1]	•	•
Futures Contracts and Options on Futures Contracts	•	•	•
Interest Rate Caps, Floors and Collars	•	—	—
Investment Company Securities (including iSharesSM and Standard & Poor’s Depositary Receipts™)	10	10	10
Loan Participations	•	—	—
Mortgage Dollar Rolls	•	—	—
Options on Foreign Currencies[2]	•	•	•
Options on Securities and Securities Indices[3]	•	•	•
Repurchase Agreements	•	•	•
Reverse Repurchase Agreements (for investment purposes)	•	—	—
Securities Lending	33 1/3	33 1/3	33 1/3
Short Sales Against the Box	25	25	25
Unseasoned Companies	•	•	•
Warrants and Stock Purchase Rights	•	•	•
When-Issued Securities and Forward Commitments	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and all swap transactions that are not deemed liquid.

**	Limited by the amount the Fund invests in foreign securities.
[1]	The Balanced Fund may also enter into forward foreign currency exchange contracts to seek to increase total return.
[2]	The Funds may purchase and sell call and put options.
[3]	The Funds may sell covered call and put options and purchase call and put options.

16

OTHER INVESTMENT PRACTICES AND SECURITIES

Large Cap	Strategic	Concentrated	Mid Cap	Growth	Small/	Small Cap
Value	Growth	Growth	Value	Opportunities	Mid Cap Growth	Value
Fund	Fund	Fund	Fund	Fund	Fund	Fund

33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
—	—	—	—	—	—	—
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
—	—	—	—	—	—	—
10	10	10	10	10	10	10
—	—	—	—	—	—	—
—	—	—	—	—	—	—
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
—	—	—	—	—	—	—
33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
25	25	25	25	25	25	25
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•

17

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;
limited only by the objectives and strategies		Capital		Growth
of the Fund	Balanced	Growth		and Income
— Not permitted	Fund	Fund		Fund

Investment Securities
American, European and Global Depositary Receipts	•	•		•
Asset-Backed and Mortgage-Backed Securities[4]	•	•		•
Bank Obligations[4]	•	•		•
Convertible Securities[5]	•	•		•
Corporate Debt Obligations[4]	•	•		•
Equity Investments	45-65	90	+	65	+
Emerging Country Securities	15[6]	10	[6]	25	[6]
Fixed-Income Securities[7]	35-45 [8,11]	•		35
Foreign Securities	20[6]	25	[6]	25	[6]
Foreign Government Securities[4]	10[11]	—		—
Municipal Securities	•	—		—
Non-Investment Grade Fixed-Income Securities	10[12]	10	[13]	10	[13]
Private Investments in Public Equity (“PIPEs”)	—	—		—
Real Estate Investment Trusts (“REITs”)	•	•		•
Stripped Mortgage Backed Securities[4]	•	—		—
Structured Securities*	•	•		•
Temporary Investments	100	100		100
U.S. Government Securities[4]	•	•		•
Yield Curve Options and Inverse Floating Rate Securities	•	—		—

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[4]	Limited by the amount the Fund invests in fixed income securities.

[5]	Convertible securities purchased by the Balanced Fund must be B or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”). All Funds use the same rating criteria for convertible and non-convertible debt securities.

[6]	The Balanced, Capital Growth, Growth and Income, Strategic Growth, Concentrated Growth and Growth Opportunities Funds may invest in the aggregate up to 20%, 25%, 25%, 25%, 25% and 25%, respectively, of their Total Assets in foreign securities, including emerging country securities. The Large Cap Value, Mid Cap Value, Small/Mid Cap Growth and Small Cap Value Funds may invest in the aggregate up to 25%, 25%, 25% and 25%, respectively, of their Net Assets in foreign securities, including emerging country securities.

[7]	Except as noted under “Convertible Securities” and “Non-Investment Grade Fixed-Income Securities,” fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s, Baa or higher by Moody’s or have a comparable rating by another NRSRO).
[8]	The Balanced Fund invests at least 25% of its Total Assets in fixed-income senior securities; the remainder may be invested in other fixed-income securities and cash.
[9]	The Mid Cap Value Fund may invest in the aggregate up to 20% of its Net Assets in: (i) securities of companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap Value Index at the time of investment; and (ii) fixed-income securities.

18

OTHER INVESTMENT PRACTICES AND SECURITIES

Large Cap		Strategic		Concentrated		Mid Cap		Growth		Small/Mid Cap		Small Cap
Value		Growth		Growth		Value		Opportunities		Growth		Value
Fund		Fund		Fund		Fund		Fund		Fund		Fund

•		•		•		•		•		•		•
•		•		•		•		•		•		•
•		•		•		•		•		•		•
•		•		•		•		•		—		•
•		•		•		•		•		•		•
80	+	90	+	90	+	80	+	90	+	80	+	80	+
25	[6]	10	[6]	10	[6]	25	[6]	10	[6]	25	[6]	25	[6]
20		•		10		20	[9]	•		20		20	[10]
25	[6]	25	[6]	25	[6]	25	[6]	25	[6]	25	[6]	25	[6]
—		—		—		—		—		—		—
—		—		—		—		—		—		—
10	[13]	10	[13]	—		10	[14]	10	[13]	20	[13]	20	[13]
—		—		—		—		—		—		•
•		•		•		•		•		•		•
—		—		—		—		—		—		—
•		•		•		•		•		•		•
100		100		100		100		100		100		100
•		•		•		•		•		•		•
—		—		—		—		—		—		—

[10]	The Small Cap Value Fund may invest in the aggregate up to 20% of its Net Assets in: (1) securities of companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment; and (2) fixed-income securities.
[11]	The Balanced Fund may invest up to 10% of its Total Assets in debt obligations (U.S. dollar and non-U.S.-dollar denominated) issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities and foreign corporations or other entities.
[12]	Must be at least BB or B by Standard & Poor’s, Ba or B by Moody’s or have a comparable rating by another NRSRO at the time of investment.
[13]	May be BB or lower by Standard & Poor’s, Ba or lower by Moody’s or have a comparable rating by another NRSRO at the time of investment.
[14]	Must be B or higher by Standard & Poor’s, B or higher by Moody’s or have a comparable rating by another NRSRO at the time of investment.

19

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

Growth
		Capital	and
• Applicable	Balanced	Growth	Income
— Not applicable	Fund	Fund	Fund

Credit/ Default	•	•	•
Foreign	•	•	•
Emerging Countries	•	•	•
Stock	•	•	•
Derivatives	•	•	•
Interest Rate	•	•	•
Management	•	•	•
Market	•	•	•
Liquidity	•	•	•
Investment Style	•	•	•
Mid Cap and Small Cap	—	—	—
Initial Public Offering (“IPO”)	—	•	—
Non-Diversification	—	—	—

20

PRINCIPAL RISKS OF THE FUNDS

Small/Mid
Large Cap	Strategic	Concentrated	Mid Cap	Growth	Cap	Small Cap
Value	Growth	Growth	Value	Opportunities	Growth	Value
Fund	Fund	Fund	Fund	Fund	Fund	Fund

•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
•	•	•	•	•	•	•
—	—	•	•	•	•	•
•	•	•	—	—	—	—
—	—	•	—	—	—	—

21

All Funds:

■	Credit/ Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
■	Emerging Countries Risk—The securities markets of Asian, Latin, Central and South American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.
■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
■	Interest Rate Risk—The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

22

PRINCIPAL RISKS OF THE FUNDS

■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which GSAM or an affiliate now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s net asset value (“NAV”).
■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Specific Funds:

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

23

■	IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
■	Non-diversification Risk—The Concentrated Growth Fund is not diversified, which means it may invest a larger percentage of its assets in fewer issuers than a “diversified” mutual fund. Under normal circumstances, the Fund intends to invest in approximately 30-45 companies. As a result of the relatively small number of issuers in which the Fund generally invests, it may be subject to greater risks than a more diversified fund. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

24

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Service Shares from year to year; and (b) how the average annual total returns of a Fund’s Service Shares compare to those of broad-based securities market indices. The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. No performance for the Small/Mid Cap Growth Fund is provided because the Fund has less than one calendar year’s performance.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Service Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Service Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Service Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Service Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historical highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

25

Balanced Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2006 was 6.52%. Best Quarter* Q2 ’03 +8.86% Worst Quarter* Q3 ’98 -8.76%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Service Shares (Inception 8/15/97)
Returns Before Taxes	2.67%	2.61%	3.08%
Returns After Taxes on Distributions**	2.14%	1.88%	1.80%
Returns After Taxes on Distributions and Sale of Fund Shares**	1.90%	1.81%	1.88%
S&P 500® Index***	4.91%	0.54%	5.24%
Lehman Brothers Aggregate Bond Index****	2.43%	5.87%	6.33%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.
****	The Lehman Brothers Aggregate Bond Index is an unmanaged index of bond prices. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

26

FUND PERFORMANCE

Capital Growth Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2006 was 2.16%. Best Quarter* Q4 ’98 +24.32% Worst Quarter* Q3 ’01 -16.59%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Service Shares (Inception 8/15/97)
Returns Before Taxes	2.25%	-2.71%	4.60%
Returns After Taxes on Distributions**	2.23%	-2.72%	3.52%
Returns After Taxes on Distributions and Sale of Fund Shares**	1.49%	-2.29%	3.52%
Russell 1000 Growth Index***	5.26%	-3.58%	2.55%
S&P 500 Index****	4.91%	0.54%	5.24%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

****	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

27

Growth and Income Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2006 was 14.21%. Best Quarter* Q2 ’97 +15.16% Worst Quarter* Q3 ’98 -16.98%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Service Shares (Inception 3/6/96)
Returns Before Taxes	3.61%	3.82%	5.63%
Returns After Taxes on Distributions**	3.41%	3.61%	4.59%
Returns After Taxes on Distributions and Sale of Fund Shares**	2.60%	3.20%	4.31%
Russell 1000® Value Index***	7.05%	5.28%	10.48%
S&P 500 Index****	4.91%	0.54%	8.50%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000 Value Index is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

****	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

28

FUND PERFORMANCE

Large Cap Value Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2006 was 11.37%. Best Quarter* Q4 ’03 +12.99% Worst Quarter* Q3 ’02 -14.24%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Service Shares (Inception 12/15/99)
Returns Before Taxes	5.64%	5.40%	6.11%
Returns After Taxes on Distributions**	3.63%	4.81%	5.61%
Returns After Taxes on Distributions and Sale of Fund Shares**	4.56%	4.42%	5.09%
Russell 1000® Value Index***	7.05%	5.27%	5.85%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000® Value Index is an unmanaged market capitalization weighted index of the 1,000 largest ranking U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

29

Strategic Growth Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2006 was 2.22%. Best Quarter* Q2 ’03 +13.98% Worst Quarter* Q3 ’01 -18.26%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Service Shares (Inception 5/24/99)
Returns Before Taxes	1.58%	-4.09%	-1.54%
Returns After Taxes on Distributions**	1.58%	-4.09%	-1.54%
Returns After Taxes on Distributions and Sale of Fund Shares**	1.02%	-3.43%	-1.30%
Russell 1000® Growth Index***	5.26%	-3.58%	-3.05%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

30

FUND PERFORMANCE

Concentrated Growth Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2006 was 3.03%. Best Quarter* Q2 ’03 +15.76% Worst Quarter* Q1 ’05 -6.65%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	Since Inception

Service Shares (Inception 9/3/02)
Returns Before Taxes	3.12%	9.25%
Returns After Taxes on Distributions**	2.75%	9.05%
Returns After Taxes on Distributions and Sale of Fund Shares**	2.51%	7.97%
Russell 1000® Growth Index***	5.26%	10.49%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

31

Mid Cap Value Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2006 was 6.56%. Best Quarter* Q2 ’99 +21.13% Worst Quarter* Q3 ’98 -20.81%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Service Shares (Inception 7/18/97)
Returns Before Taxes	12.33%	13.73%	11.17%
Returns After Taxes on Distributions**	10.42%	12.80%	9.52%
Returns After Taxes on Distributions and Sale of Fund Shares**	8.78%	11.70%	8.90%
Russell Midcap® Value Index***	12.65%	12.20%	11.46%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

32

FUND PERFORMANCE

Growth Opportunities Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2006 was -0.98%. Best Quarter* Q4 ’01 +24.12% Worst Quarter* Q3 ’01 -22.32%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Service Shares (Inception 5/24/99)
Returns Before Taxes	4.28%	4.03%	13.86%
Returns After Taxes on Distributions**	3.51%	3.87%	13.42%
Returns After Taxes on Distributions and Sale of Fund Shares**	3.83%	3.47%	12.09%
Russell Midcap® Growth Index***	12.10%	1.38%	4.56%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

33

Small Cap Value Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2006 was 9.30%. Best Quarter* Q2 ’99 +30.02% Worst Quarter* Q3 ’98 -32.23%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Service Shares (Inception 8/15/97)
Returns Before Taxes	3.10%	14.30%	10.13%
Returns After Taxes on Distributions**	1.27%	13.57%	9.04%
Returns After Taxes on Distributions and Sale of Fund Shares**	2.87%	12.35%	8.35%
Russell 2000® Value Index***	4.71%	13.54%	10.80%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 2000® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2,000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

34

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35

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.

			Growth
		Capital	and
	Balanced	Growth	Income
	Fund	Fund	Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.65%	0.95%	0.69%
Other Expenses*	0.72%	0.59%	0.59%
Service Fees[3]	0.25%	0.25%	0.25%
Shareholder Administration Fees	0.25%	0.25%	0.25%
All Other Expenses[4]	0.22%	0.09%	0.09%

Total Fund Operating Expenses1*	1.37%	1.54%	1.28%

See pages 38-39 for all other footnotes.

*	The “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Funds are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Management Fees,” “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

			Growth
		Capital	and
	Balanced	Growth	Income
	Fund	Fund	Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.55%	0.95%	0.69%
Other Expenses	0.60%	0.54%	0.59%
Service Fees[3]	0.25%	0.25%	0.25%
Shareholder Administration Fees	0.25%	0.25%	0.25%
All Other Expenses[4]	0.10%	0.04%	0.09%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.15%	1.49%	1.28%

36

FUND FEES AND EXPENSES

					Small/Mid
Large Cap	Strategic	Concentrated	Mid Cap	Growth	Cap	Small Cap
Value	Growth	Growth	Value	Opportunities	Growth	Value
Fund	Fund	Fund	Fund	Fund	Fund	Fund

None	None	None	None	None	None	None
None	None	None	None	None	None	None
None	None	None	None	None	None	None
None	None	None	None	None	None	None

0.74%	1.00%	1.00%	0.71%	0.99%	1.00%	1.00%
0.59%	0.66%	0.74%	0.56%	0.58%	1.15%	0.58%
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
0.09%	0.16%	0.24%	0.06% %	0.08%	0.65%	0.08%

1.33%	1.66%	1.74%	1.27%	1.57%	2.15%	1.58%

					Small/Mid
Large Cap	Strategic	Concentrated	Mid Cap	Growth	Cap	Small Cap
Value	Growth	Growth	Value	Opportunities	Growth	Value
Fund	Fund	Fund	Fund	Fund	Fund	Fund

0.74%	1.00%	1.00%	0.71%	0.99%	1.00%	1.00%
0.59%	0.54%	0.58%	0.56%	0.58%	0.60%	0.58%
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
0.09%	0.04%	0.08%	0.06%%	0.08%	0.10%	0.08%

1.33%	1.54%	1.58%	1.27%	1.57%	1.60%	1.58%

37

Fund Fees and Expenses (continued)

[1]	Except for the Balanced, Growth and Income, Mid Cap Value, Small/Mid Cap Growth and Small Cap Value Funds, the Funds’ annual operating expenses are based on actual expenses incurred for the fiscal year ended August 31, 2006. The annual operating expenses for the Balanced, Growth and Income, Mid Cap Value, Small/ Mid Cap Growth and Small Cap Value Funds are based on amounts expected to be incurred for the fiscal year ending August 31, 2007.

[2]	The Investment Adviser is entitled to a management fee at an annual rate equal to the following percentages of the average daily net assets of the Funds:

Fund	Management Fee Annual Rate	Average Daily Net Assets

Balanced	0.65%	First $	1 Billion
	0.59	Next $	1 Billion
	0.56	Over $	2 Billion

Capital Growth	1.00%	First $	1 Billion
	0.90	Next $	1 Billion
	0.80	Over $	2 Billion

Growth and Income	0.70%	First $	1 Billion
	0.63	Next $	1 Billion
	0.60	Over $	2 Billion

Large Cap Value	0.75%	First $	1 Billion
	0.68	Next $	1 Billion
	0.65	Over $	2 Billion

Strategic Growth	1.00%	First $	1 Billion
	0.90	Next $	1 Billion
	0.86	Over $	2 Billion

Concentrated Growth	1.00%	First $	1 Billion
	0.90	Next $	1 Billion
	0.86	Over $	2 Billion

Mid Cap Value	0.75%	First $	2 Billion
	0.68	Over $	2 Billion

Growth Opportunities	1.00%	First $	2 Billion
	0.90	Over $	2 Billion

Small/Mid Cap Growth	1.00%	First $	2 Billion
	0.90	Over $	2 Billion

Small Cap Value	1.00%	First $	2 Billion
	0.90	Over $	2 Billion

Effective May 1, 2006, the Investment Adviser has voluntarily agreed to waive a portion of its management fees equal to 0.10% of the Balanced Fund’s average daily net assets.

[3]	Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.

38

FUND FEES AND EXPENSES

[4]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” (excluding management fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the following percentages of each Fund’s average daily net assets:

Other
Fund	Expenses

Balanced	0.064%
Capital Growth	0.004%
Growth and Income	0.054%
Large Cap Value	0.064%
Strategic Growth	0.004%
Concentrated Growth	0.044%
Mid Cap Value	0.104%
Growth Opportunities	0.114%
Small/Mid Cap Growth	0.064%
Small Cap Value	0.064%

These expense reductions may be terminated at any time at the option of the Investment Adviser. All Other Expenses of the Large Cap Value, Mid Cap Value, Growth Opportunities and Small Cap Value Funds are currently below the above listed expense caps.

39

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Balanced	$139	$434	$750	$1,646

Capital Growth	$157	$486	$839	$1,834

Growth and Income	$130	$406	$702	$1,545

Large Cap Value	$135	$421	$729	$1,601

Strategic Growth	$169	$523	$902	$1,965

Concentrated Growth	$177	$548	$944	$2,052

Mid Cap Value	$129	$403	$697	$1,534

Growth Opportunities	$160	$496	$855	$1,867

Small/Mid Cap Growth	$218	$673	$1,154	$2,483

Small Cap Value	$161	$500	$862	$1,883

Service Organizations that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares on behalf of their customers may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Payments to Intermediaries” in the Additional Statement.

40

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005	Balanced Capital Growth Growth and Income Large Cap Value Strategic Growth Concentrated Growth Mid Cap Value Growth Opportunities Small/Mid Cap Growth Small Cap Value

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of September 30, 2006, GSAM had assets under management of $576.4 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

41

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

			Actual Rate
		Average	For the Fiscal
		Daily	Year Ended
Fund	Contractual Rate	Net Assets	August 31, 2006

Balanced	0.65%	First $1 Billion	0.61%
	0.59%	Next $1 Billion
	0.56%	Over $2 Billion

Capital Growth	1.00%	First $1 Billion	0.95%
	0.90%	Next $1 Billion
	0.80%	Over $2 Billion

Growth and Income	0.70%	First $1 Billion	0.69%
	0.63%	Next $1 Billion
	0.60%	Over $2 Billion

Large Cap Value	0.75%	First $1 Billion	0.74%
	0.68%	Next $1 Billion
	0.65%	Over $2 Billion

Strategic Growth	1.00%	First $1 Billion	1.00%
	0.90%	Next $1 Billion
	0.86%	Over $2 Billion

Concentrated Growth	1.00%	First $1 Billion	1.00%
	0.90%	Next $1 Billion
	0.86%	Over $2 Billion

Mid Cap Value	0.75%	First $2 Billion	0.71%
	0.68%	Over $2 Billion

Growth Opportunities	1.00%	First $2 Billion	0.99%
	0.90%	Over $2 Billion

Small/Mid Cap Growth	1.00%	First $2 Billion	1.00%
	0.90%	Over $2 Billion

Small Cap Value	1.00%	First $2 Billion	1.00%
	0.90%	Over $2 Billion

The Investment Adviser may voluntarily waive a portion of its advisory fee from time to time, and discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds in 2005 is available in the Funds’ annual report dated August 31, 2006.

42

SERVICE PROVIDERS

FUND MANAGERS

Value Investment Team

■	Fourteen investment professionals with an average of over 17 years each of financial experience comprise the Investment Adviser’s value investment team

■	The team is organized by industry in order to deliver depth and breadth of research expertise
■	Portfolio decision makers are actively conducting the research, which brings intensity and focus to the Value team process

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Eileen Rominger Managing Director Chief Investment Officer	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value	Since 1999 1999 1999	Ms. Rominger joined the Investment Adviser as a portfolio manager and Chief Investment Officer of the Value team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Dolores Bamford, CFA Managing Director	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value Small Cap Value	Since 2002 2002 2002 2002	Ms. Bamford joined the Investment Adviser as a portfolio manager for the Value team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.

David L. Berdon Vice President	Portfolio Manager— Large Cap Value Mid Cap Value	Since 2002 2002	Mr. Berdon joined the Investment Adviser as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy Inc.

Andrew Braun Managing Director	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value	Since 2001 2001 2001	Mr. Braun joined the Investment Adviser as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team and he became a portfolio manager in May 2001.

Scott Carroll, CFA Vice President	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value Small Cap Value	Since 2002 2002 2002 2002	Mr. Carroll joined the Investment Adviser as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.

43

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Sally Pope Davis Vice President	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value Small Cap Value	Since 2001 2001 2001 2006	Ms. Davis joined the Investment Adviser as a portfolio manager in August 2001 for the US Value Team, where she has broad research responsibilities across the value strategies. Prior to joining GSAM in 2001, she was a Relationship Manager for two years in Goldman Sachs Private Wealth Management. Previously, she was a sell-side Bank Analyst for ten years in the Goldman Sachs Investment Research Department.

J. Kelly Flynn Vice President	Portfolio Manager— Small Cap Value Mid Cap Value	Since 2002 2006	Mr. Flynn joined the Investment Adviser as a portfolio manager in April 2002. From 1999 to 2002, he was a portfolio manager for Small Cap/SMID Cap Value products at Lazard Asset Management.

Sean Gallagher Managing Director	Portfolio Manager— Growth and Income Large Cap Value Mid Cap Value	Since 2001 2001 2001	Mr. Gallagher joined the Investment Adviser as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

James Otness, CFA Managing Director	Portfolio Manager— Small Cap Value	Since 2000	Mr. Otness joined the Investment Adviser as a portfolio manager in May 2000. From 1998 to 2000, he headed Dolphin Asset Management.

Lisa Parisi, CFA Managing Director	Portfolio Manager— Mid Cap Value Small Cap Value Growth and Income Large Cap Value	Since 2001 2001 2002 2002	Ms. Parisi joined the Investment Adviser as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.

Edward Perkin, CFA Vice President	Portfolio Manager— Mid Cap Value Small Cap Value Growth and Income	Since 2004 2004 2006	Mr. Perkin joined the Investment Adviser as a research analyst in June 2002 and became a portfolio manager in July 2004. From August 2000 to May 2002, he gained investment research experience at Gabelli Asset Management and Fidelity Advisors while attending business school. From August 1997 to May 2000, he was a senior research analyst at FiServe.

44

SERVICE PROVIDERS

		Years
		Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Robert Crystal Vice President	Portfolio Manager— Small Cap Value	2006	Mr. Crystal joined the Investment Adviser as a portfolio manager in March 2006. Prior to joining GSAM, he was a Director at Brant Point Capital Management LLC from January 2003 to August 2005. From April 1999 to January 2003 he was a Vice President at Schroder Investment Management. Prior to that he was an Assistant Vice President at Wheat First Butcher Singer.

Eileen Rominger serves as lead manager of the Value team. Each other portfolio manager serves as a primary research analyst for a particular industry. While the entire team debates investment ideas and overall portfolio structure, the final buy/sell decision for a particular security resides primarily with the portfolio manager responsible for that particular industry. As Chief Investment Officer and lead portfolio manager of the team, Ms. Rominger is ultimately responsible for the composition of a Fund’s portfolio structure at both the stock and industry level.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

Growth Investment Team

■	For 26 years, the team has applied a consistent investment discipline through diverse and complete market cycles

■	$26.8 billion in equities currently under management

■	A deep and experienced portfolio management and research team comprised of industry experts that provide in depth research within each sector.

45

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Steven M. Barry Managing Director Chief Investment Officer	Senior Portfolio Manager— Growth Opportunities Capital Growth Strategic Growth Concentrated Growth Small/Mid Cap Growth	Since 1999 2000 2000 2002 2005	Mr. Barry joined the Investment Adviser as a portfolio manager in 1999. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.

Gregory H. Ekizian, CFA Managing Director Chief Investment Officer	Senior Portfolio Manager— Capital Growth Strategic Growth Growth Opportunities Concentrated Growth Small/Mid Cap Growth	Since 1997 1999 1999 2002 2005	Mr. Ekizian joined the Investment Adviser in January 1997 when Goldman Sachs Asset Management acquired Liberty Investment Management. He was a senior portfolio manager at Liberty prior to the acquisition. He joined Liberty’s predecessor firm Eagle Asset Management in 1990.

David G. Shell, CFA Managing Director Chief Investment Officer	Senior Portfolio Manager— Capital Growth Strategic Growth Growth Opportunities Concentrated Growth Small/Mid Cap Growth	Since 1997 1999 1999 2002 2005	Mr. Shell joined the Investment Adviser in January 1997 when Goldman Sachs Asset Management acquired Liberty Investment Management. He was a senior portfolio manager at Liberty prior to the acquisition. He joined Liberty’s predecessor firm Eagle Asset Management in 1987.

Steve Barry, Dave Shell and Greg Ekizian are Chief Investment Officers (“CIOs”) of the Growth team. All 19 members of the team discuss their research analysis and recommendations with the whole team at investment strategy meetings. The entire team discusses and debates whether the business being presented meets the Growth team’s definition of a high-quality growth business and the attractiveness of the current valuation. The team reaches a consensus on whether a business is worthy of a position in the portfolio. The CIOs are accountable for all portfolio construction decisions and determine the appropriate weight for each investment.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

46

SERVICE PROVIDERS

Fixed-Income Investment Team

■	The Fixed-Income team is comprised of a deep team of sector specialists
■	The team strives to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation

■	The team manages approximately $171.1 billion in fixed-income assets for retail, institutional and high net worth clients

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Jonathan A. Beinner Chief Investment Officer, Fixed-Income Portfolio Management	Senior Portfolio Manager— Balanced (Fixed-Income)	Since 1994	Mr. Beinner joined the Investment Adviser in 1990 as a portfolio manager.

James B. Clark Managing Director Co-Head U.S. Fixed-Income	Portfolio Manager— Balanced (Fixed-Income)	Since 1994	Mr. Clark joined the Investment Adviser in 1994 as a portfolio manager.

Jonathan Beinner serves as the Chief Investment Officer for the Fixed-Income team and is responsible for high-level decisions pertaining to portfolios across multiple strategies. James Clark serves as Co-Head of the U.S. Fixed-Income team and is responsible for a variety of U.S. investment strategies. The Fixed-Income portfolio management team is organized into a series of specialist teams which focus on generating and implementing investment ideas within their area of expertise. Both top-down and bottom-up decisions are made by these small strategy teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolio resides with the lead portfolio managers, who set the long-term risk budget and oversee the portfolio construction process.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

47

Global Quantitative Equity Team

■	A stable and growing team supported by an extensive internal staff

■	More than $100 billion in equities currently under management including $52 billion in U.S. equities

■	Proprietary research on quantitative models and tax-advantaged strategies

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Don Mulvihill Managing Director	Senior Portfolio Manager—Balanced	Since 2006	Mr. Mulvihill joined the Investment Adviser in 1985 as a portfolio manager. In 1991 he joined the Fixed Income team in London as a portfolio manager, and in 1992 he became President of Goldman Sachs Asset Management, Japan. Mr. Mulvihill joined the Quantitative Equity team in 1999.

Robert C. Jones Chief Investment Officer Managing Director	Senior Portfolio Manager—Balanced	Since 2006	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Don Mulvihill is the Senior Portfolio Manager responsible for taxable portfolios, and is responsible for the Fund’s portfolio management process, including setting research priorities and client contact. Robert C. Jones serves as Chair of the GQE Investment Policy Committee, which oversees portfolio management process. The computer optimizer constructs the portfolio and no one person on the team has a subjective override of the computer optimizer process.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Suite 500, Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

48

SERVICE PROVIDERS

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may adversely impact the Funds. Transactions by one or more Goldman Sachs advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others

49

associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the Additional Statement.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, certain of the Goldman Sachs Funds included in this Prospectus and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, In re Goldman Sachs Mutual Funds Fee Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman, Sachs & Co., Goldman Sachs Variable Insurance Trust (“GSVIT”), the Trustees and Officers of the Trust and John Doe Defendants (collectively, the “Defendants”) in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and GSVIT (collectively, the “Goldman Sachs Funds”) were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

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SERVICE PROVIDERS

The second amended consolidated complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), asserts claims involving (i) violations of the Investment Company Act and the Investment Advisers Act of 1940, (ii) common law breaches of fiduciary duty, and (iii) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. The plaintiffs in the cases are seeking compensatory damages; rescission of GSAM’s and GSAMI’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees. On January 13, 2006, all claims against the Defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals on similar litigation.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to its clients, including the Goldman Sachs Funds.

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Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain Goldman Sachs Institutional Liquid Assets Portfolios (“ILA Portfolios”). See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

	Investment	Capital Gains
Fund	Income Dividends	Distributions

Balanced	Quarterly	Annually

Capital Growth	Annually	Annually

Growth and Income	Quarterly	Annually

Large Cap Value	Annually	Annually

Strategic Growth	Annually	Annually

Concentrated Growth	Annually	Annually

Mid Cap Value	Annually	Annually

Growth Opportunities	Annually	Annually

Small/Mid Cap Growth	Annually	Annually

Small Cap Value	Annually	Annually

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DIVIDENDS

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

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Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Service Shares.

HOW TO BUY SHARES

How Can I Purchase Service Shares Of The Funds?
Generally, Service Shares may be purchased only through institutions that have agreed to provide shareholder administration and personal and account maintenance services to their customers who are the beneficial owners of Service Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Purchases of Service Shares must be settled within three business days of receipt of a complete purchase order.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should either:

■	Place an order with Goldman Sachs at 1-800-621-2550 and wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian) on the next business day; or

■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), P.O. Box 06050, Chicago, IL 60606-6306. The Fund will not accept a check drawn on foreign banks, third-party checks, cashier’s checks or official checks, temporary checks, electronic checks, drawer checks, cash, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.

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SHAREHOLDER GUIDE

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services; and
■	Shareholder administration services.

Personal and account maintenance services include:

■	Providing facilities to answer inquiries and responding to correspondence with the Service Organization’s customers
■	Acting as liaison between the Service Organization’s customers and the Trust
■	Assisting customers in completing application forms, selecting dividend and other options, and similar services

Shareholder administration services include:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem and exchange shares for customers
■	Processing payments for customers

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV per share next determined after such acceptance.

■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan and a separate shareholder administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of the Service Shares of the Funds that are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may make payments to Service Organizations and other financial intermediaries (“Intermediaries”) from

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time to time to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the service fees described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, Distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Funds. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the Additional Statement for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Service Organization or Intermediary for more information about the payments it receives and any potential conflicts of interest.

In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

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SHAREHOLDER GUIDE

What Is My Minimum Investment In The Funds?
The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

Generally, the Fund will not allow non-U.S. citizens and certain U.S. citizens residing outside the United States to open an account directly with the Funds.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

As of the date of this Prospectus, the Goldman Sachs Mid Cap Value and Small Cap Value Funds (the “Closed Funds”) were generally closed to new investors. The following investors, however, may make purchases and reinvestments of dividends and capital gains into the Closed Funds:

■	Current shareholders of the respective Closed Funds; once a shareholder closes all accounts in a Closed Fund, additional investments into such Closed Fund may not be accepted;

■	Certain employee benefit plans and certain financial institutions providing services to employee benefit plans, namely: (i) Qualified Defined Contribution and Benefit Plans (as defined below) making an initial investment of $10 million or less through financial institutions that, as of the closing date of the respective Closed Fund, had a contractual agreement with Goldman, Sachs & Co. to offer shares of or provide services to the respective Closed Fund; and (ii) certain

57

financial institutions in connection with hedging services provided in support of non-qualified deferred compensation plans offering the Goldman Sachs Funds. Certain of the plans and institutions described in (i) and (ii) above may make an initial investment in excess of $10 million if the initial investment was expected to be less than $10 million at the time Goldman Sachs received a preliminary written commitment to invest in the Closed Fund. Certain Qualified Defined Contribution and Benefit Plans include 401(k) plans, profit sharing plans and money purchase pension plans, 403(b) plans, and 457 plans;
■	Members of the portfolio management teams of the respective Closed Funds; and
■	Trustees and officers of the Trust.

In addition, the following investors may make purchases and reinvestments of dividends and capital gains into the Mid Cap Value Fund only:

■	Investors in a discretionary mutual fund wrap program where (i) such program together with non-discretionary mutual fund wrap programs maintained by the same sponsor had at least $10 million invested in the Fund as of the closing date of the Mid Cap Value Fund and (ii) the sponsor of such program has the appropriate controls in place to implement this Fund closure policy properly.

Exchanges into a Closed Fund from other Goldman Sachs Funds are not permitted, except for current Closed Fund shareholders and for certain Qualified Defined Contribution and Benefit Plans and, in the case of the Mid Cap Value Fund, investors in certain discretionary mutual fund wrap programs permitted to invest after the closing date.

The Closed Funds may resume sales of shares to new investors at some future date. Additionally, a Closed Fund may enter into asset purchase or other reorganization transactions with other investment companies that involve the issuance of shares of a Closed Fund to new accounts, and such new accounts may continue to make additional purchases and reinvest dividends and capital gains into their accounts.

Notwithstanding the foregoing, the Trust and Goldman, Sachs & Co. reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman, Sachs & Co. will not be liable for any loss resulting from rejected purchase or exchange orders.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, which will be reviewed solely for customer identification purposes, may not be accepted by the Funds. After accepting an application, to the extent

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SHAREHOLDER GUIDE

permitted by applicable law or their customer identification program, the Funds reserve the right to (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?

The price you pay when you buy Service Shares is a Fund’s next determined NAV for a share class. The price you receive when you sell or exchange Service Shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charge (e.g., redemption fees). The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under procedures established by the Trustees.

In the event that a Fund invests a significant portion of assets in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Funds, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.

In addition, the Investment Adviser, consistent with applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or

59

more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.

■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form. Redemption proceeds are reduced by any applicable redemption fee.

■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice investment transactions not settling on the same day are recorded and factored into a Fund’s net asset value on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a net asset value that differs materially from the net asset value that would result if all transactions were reflected on their trade dates.

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SHAREHOLDER GUIDE

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

HOW TO SELL SHARES

How Can I Sell Service Shares Of The Funds?
Generally, Service Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person (a Medallion signature guarantee may be required). The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

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When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change your current bank designations.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

■	For the 30-day period following a change of address, telephone redemptions will generally be filled by a wire transfer to the bank account designated in the Account Applications (see immediately preceding bullet point). For direct accounts to receive the redemption by check during this time period, a redemption request must be in the form of a written letter (a Medallion signature guarantee may be required).

■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: The Funds will arrange for redemption proceeds to be wired as federal funds to the domestic bank account designated in the recordholder’s Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three

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SHAREHOLDER GUIDE

business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be wired as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Investment Company Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption.
■	If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person (a Medallion signature guarantee may be required) to the Service Organization.

■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

By Check: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

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The Trust reserves the right to:

■	Redeem your shares in the event a Service Organization’s relationship with Goldman Sachs is terminated and you do not transfer your account to another Service Organization with a relationship with Goldman Sachs. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

■	Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?

A Service Organization may exchange Service Shares of a Fund at NAV for certain shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.

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■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund. Exchanges into a money market fund need not meet the traditional minimum investment requirement for that fund if the entire balance of the original Fund account is exchanged.

■	Normally, a telephone exchange will be made only to an identically registered account.

■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will Be Sent Regarding Investments In Service Shares?
Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations. In addition, Service Organizations and other financial intermediaries will be responsible for providing any communications from a Fund to its shareholders, including but not limited to prospectus supplements, proxy materials and notices regarding the sources of dividend payments pursuant to Section 19 of the Investment Company Act.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view

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to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, the International Equity Funds and certain Fixed Income Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 calendar days of purchase (60 calendar days of purchase with respect to the Goldman Sachs High Yield Fund and High Yield Municipal Fund) subject to certain exceptions. For more information about these Funds, obtain a prospectus from your Service Organization or from Goldman Sachs by calling the number on the back cover of this Prospectus.

Pursuant to the policy adopted by the Board of Trustees, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading, Goldman Sachs may reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

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SHAREHOLDER GUIDE

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. A number of these financial intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is through an IRA or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code (the “Code”), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. The amount of a Fund’s distributions that qualify for this favorable tax treatment may be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations. For these lower rates to apply, the non-corporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend rate.

A sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2010.

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TAXATION

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate, or by investments in debt securities or foreign corporations. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, a Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do

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not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax. However, withholding is generally not required on properly designated distributions of long-term capital gains and of short-term capital gains and qualified interest income paid to non-U.S. investors before August 31, 2008. Although this designation will be made for capital gain distributions, the Funds do not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation of non-U.S. investors is included in the Additional Statement.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to

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investors. The same would be true of asset-backed securities such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous

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APPENDIX A

time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S.

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issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

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APPENDIX A

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. Beginning January 1, 2007, the euro will become the currency of Slovenia. In addition, Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland and Slovakia became members of the EMU on May 1, 2004 and Romania and Bulgaria will become members of the EMU on January 1, 2007, but these countries will not adopt the euro as their new currency until they can show that their economies have converged with the economies of the euro zone.

The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May and June 2005, voters in France and the Netherlands rejected ratification of the EU Constitution causing some other countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin and South America

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and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and

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APPENDIX A

ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

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A Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of the Funds’ currency exposure in emerging countries may not be covered by these techniques.

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and foreign currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options

■	Certain structured securities and swap transactions

■	Certain private investments in public equity (“PIPEs”)
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

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APPENDIX A

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares

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may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment

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APPENDIX A

objectives and policies. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. Certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange

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rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these

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risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

In lieu of entering into “protective put” transactions, certain Funds may engage in barrier options transactions as an alternative means to offset or hedge against a decline in the market value of a Fund’s securities. Barrier options are similar to standard options except that they become activated or are extinguished when the underlying asset reaches a predetermined level or barrier. “Down and out” barrier options are canceled or “knocked out” if the underlying asset falls to a pre-determined level. “Down and in” barrier options are activated or “knocked in” if the underlying asset falls to a pre-determined level. “Up and out” barrier options are extinguished or “knocked out” if the underlying asset rises to a predetermined level. “Up and in” barrier options are activated or “knocked in” if the underlying asset rises to a predetermined level. If the Investment Adviser sets too high or too low a barrier, and the option is either extinguished or “knocked out” or the options are never activated or “knocked in,” the benefits to a Fund using a barrier

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option strategy may be limited and the costs associated with a barrier option strategy could be detrimental to a Fund’s performance.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.

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■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

As an investment company registered with the SEC, a Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to its transactions in futures contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward

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commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of

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the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

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Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts™. The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on an exchange that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on an exchange and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on an exchange. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

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Private Investments in Public Equity. Certain Funds may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPEs”). Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase

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certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the

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CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, a Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. Certain Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities.

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In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

Mortgage Dollar Rolls. Certain Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.

Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. The Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

Yield Curve Options. Certain Funds may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of an underlying security remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a

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Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participating interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest. Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal securities in which a Fund may invest include private activity bonds, municipal leases, certificates of participation, pre-funded municipal securities and auction rate securities. Dividends paid by the Funds based on investments in municipal securities will be taxable.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit

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swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Certain Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Certain Funds may enter into the transactions described above for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

Loan Participations. Certain Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. A Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When a Fund acts as co-lender in connection with a participation interest or when it

94

APPENDIX A

acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent.

Inverse Floaters. Certain Funds may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

95

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has not been in operation for five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request).

BALANCED FUND

	Balanced Fund— Service Shares

	Years Ended August 31,

	2006	2005		2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$19.89	$18.67		$17.25	$16.30	$18.35

Net investment income[a]	0.44	0.33	[b]	0.28	0.39	0.44	[c]

Net realized and unrealized gain (loss)	0.70	1.27		1.49	0.97	(2.02	) [c]

Total from investment operations	1.14	1.60		1.77	1.36	(1.58)

Distributions to shareholders

From net investment income	(0.37)	(0.38)		(0.35)	(0.41)	(0.47)

Net asset value, end of year	$20.66	$19.89		$18.67	$17.25	$16.30

Total return[d]	5.80%	8.66%		10.34%	8.53%	(8.79)%

Net assets at end of year (in 000s)	$1	$1		$1	$12	$10

Ratio of net expenses to average net assets	1.21%	1.24%		1.25%	1.26%	1.26%

Ratio of net investment income to average net assets	2.09%	1.68	% [b]	1.63%	2.36%	2.49	% [c]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.37%	1.41%		1.40%	1.48%	1.48%

Ratio of net investment income to average net assets	1.93%	1.51	% [b]	1.48%	2.14%	2.27	% [c]

Portfolio turnover rate[e]	256%	228%		208%	192%	169%

See page 106 for all footnotes.

96

APPENDIX B

CAPITAL GROWTH FUND

	Capital Growth Fund— Service Shares

	Years Ended August 31,

	2006	2005		2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$19.86	$18.14		$16.94	$15.33	$19.63

Net investment loss[a]	(0.10)	0.01	[b]	(0.07)	(0.01)	(0.07)

Net realized and unrealized gain (loss)	0.65	1.71	[f]	1.27	1.62	(4.20)

Total from investment operations	0.55	1.72		1.20	1.61	(4.27)

Distributions to shareholders

From net investment income	(0.03)	—		—	—	—

From net realized gains	—	—		—	—	(0.03)

Total distributions	(0.03)	0		0	0	(0.03)

Net asset value, end of year	$20.38	$19.86		$18.14	$16.94	$15.33

Total return[d]	2.76%	9.48%		7.08%	10.50%	(21.78)%

Net assets at end of year (in 000s)	$10,330	$9,858		$5,592	$5,985	$5,976

Ratio of net expenses to average net assets	1.49%	1.49%		1.49%	1.50%	1.53%

Ratio of net investment income (loss) to average net assets	(0.51)%	0.04	% [b]	(0.36)%	(0.10)%	(0.39)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.54%	1.55%		1.57%	1.58%	1.57%

Ratio of net investment income (loss) to average net assets	(0.55)%	(0.02	)% [b]	(0.44)%	(0.18)%	(0.43)%

Portfolio turnover rate	51%	34%		43%	17%	11%

See page 106 for all footnotes.

97

GROWTH AND INCOME FUND

	Growth and Income Fund— Service Shares

	Years Ended August 31,

	2006	2005		2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$25.54	$22.87		$19.19	$17.98	$19.63

Net investment income (loss)[a]	0.42	0.38	[b]	0.19	0.23	0.16

Net realized and unrealized gain (loss)	2.88	2.61	[f]	3.68	1.21	(1.68)

Total from investment operations	3.30	2.99		3.87	1.44	(1.52)

Distributions to shareholders

From net investment income	(0.39)	(0.32)		(0.19)	(0.23)	(0.13)

Net asset value, end of year	$28.45	$25.54		$22.87	$19.19	$17.98

Total return[d]	13.06%	13.24	% [g]	20.14%	8.14%	(7.80)%

Net assets at end of year (in 000s)	$1,013	$1,083		$1,204	$2,191	$3,819

Ratio of net expenses to average net assets	1.28%	1.29%		1.29%	1.30%	1.30%

Ratio of net investment income (loss) to average net assets	1.59%	1.57	% [b]	0.94%	1.33%	0.83%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.29%	1.31%		1.31%	1.34%	1.32%

Ratio of net investment income (loss) to average net assets	1.59%	1.55	% [b]	0.92%	1.29%	0.81%

Portfolio turnover rate	51%	45%		54%	55%	89%

See page 106 for all footnotes.

98

APPENDIX B

LARGE CAP VALUE FUND

	Large Cap Value Fund— Service Shares

	Years Ended August 31,

	2006	2005		2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$13.37	$11.80		$9.91	$9.29	$10.23

Net investment income[a]	0.11	0.12	[b]	0.06	0.08	0.08

Net realized and unrealized gain	1.35	1.65		1.96	0.63	(1.00)

Total from investment operations	1.46	1.77		2.02	0.71	(0.92)

Distributions to shareholders

From net investment income	(0.09)	(0.11)		(0.13)	(0.09)	(0.02)

From net realized gains	(0.99)	(0.09)		—	—	—

Total distributions	(1.08)	(0.20)		(0.13)	(0.09)	(0.02)

Net asset value, end of year	$13.75	$13.37		$11.80	$9.91	$9.29

Total return[d]	11.56%	15.08%		20.51%	7.74%	(9.03)%

Net assets at end of year (in 000s)	$4,756	$2,523		$134	$2	$1

Ratio of net expenses to average net assets	1.33%	1.35%		1.35%	1.36%	1.36%

Ratio of net investment income (loss) to average net assets	0.86%	0.87	% [b]	0.48%	0.82%	0.84%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.33%	1.36%		1.38%	1.40%	1.42%

Ratio of net investment income (loss) to average net assets	0.86%	0.86	% [b]	0.45%	0.78%	0.78%

Portfolio turnover rate	66%	70%		72%	78%	91%

See page 106 for all footnotes.

99

STRATEGIC GROWTH FUND

	Strategic Growth Fund— Service Shares

	Years Ended August 31,

	2006	2005		2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$8.77	$8.10		$7.82	$6.97	$9.23

Net investment income (loss)[a]	(0.05)	—	bh	(0.05)	(0.03)	(0.05)

Net realized and unrealized gain (loss)	0.34	0.67		0.33	0.88	(2.21)

Total from investment operations	0.29	0.67		0.28	0.85	(2.26)

Distributions to shareholders

From net investment income	—	—	[h]	—	—	—

From net realized gains	—	—		—	—	— [h]

Net asset value, end of year	$9.06	$8.77		$8.10	$7.82	$6.97

Total return[d]	3.31%	8.27%		3.58%	12.20%	(24.46)%

Net assets at end of year (in 000s)	$12	$261		$297	$1	$1

Ratio of net expenses to average net assets	1.54%	1.54%		1.54%	1.55%	1.55%

Ratio of net investment income (loss) to average net assets	(0.45)%	0.00	% bi	(0.58)%	(0.44)%	(0.58)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.65%	1.67%		1.65%	1.72%	1.73%

Ratio of net investment income (loss) to average net assets	(0.55)%	(0.13	)% [b]	(0.69)%	(0.61)%	(0.76)%

Portfolio turnover rate	53%	46%		19%	14%	40%

See page 106 for all footnotes.

100

APPENDIX B

CONCENTRATED GROWTH FUND

	Concentrated Growth Fund—Service Shares

				Period Ended
	Years Ended August 31,			August 31,

	2006	2005	2004	2003[j]

Income (loss) from investment operations

Net asset value, beginning of period	$12.73	$11.70	$11.64	$10.00

Net investment loss[a]	(0.07)	— [b]	(0.07)	(0.07)

Net realized and unrealized gain	0.62	1.22	0.17	1.71

Total from investment operations	0.55	1.22	0.10	1.64

Distributions to shareholders

From net realized gains	(0.31)	(0.19)	(0.04)	—

Net asset value, end of period	$12.97	$12.73	$11.70	$11.64

Total return[d]	4.33%	10.43%	0.84%	16.40%

Net assets, end of period (in 000s)	$2	$2	$2	$2

Ratio of net expenses to average net assets	1.51%	1.58%	1.58%	1.58%[k]

Ratio of net investment loss to average net assets	(0.54)%	(0.05)%[b]	(0.61)%	(0.72)%[k]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.68%	1.81%	1.89%	2.75%[k]

Ratio of net investment loss to average net assets	(0.74)%	(0.28)%[b]	(0.92)%	(1.89)%[k]

Portfolio turnover rate	48%	46%	28%	19%

See page 106 for all footnotes.

101

MID CAP VALUE FUND

	Mid Cap Value Fund— Service Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$36.67	$30.68	$25.26	$24.12	$24.14

Net investment income[a]	0.15	0.12	0.09	0.17	0.16

Net realized and unrealized gain	2.29	8.31	5.51	1.65	0.44

Total from investment operations	2.44	8.43	5.60	1.82	0.60

Distributions to shareholders

From net investment income	(0.15)	(0.09)	(0.18)	(0.18)	—

From net realized gains	(2.39)	(2.35)	—	(0.50)	(0.62)

Total distributions	(2.54)	(2.44)	(0.18)	(0.68)	(0.62)

Net asset value, end of year	$36.57	$36.67	$30.68	$25.26	$24.12

Total return[d]	7.05%	28.55%	22.27%	7.83%	2.55%

Net assets at end of year (in 000s)	$161,237	$79,224	$13,997	$3,008	$921

Ratio of net expenses to average net assets	1.27%	1.32%	1.34%	1.35%	1.37%

Ratio of net investment income (loss) to average net assets	0.42%	0.35%	0.30%	0.72%	0.63%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.29%	1.33%	1.34%	1.35%	1.37%

Ratio of net investment income (loss) to average net assets	0.41%	0.34%	0.30%	0.72%	0.63%

Portfolio turnover rate	49%	58%	71%	80%	92%

See page 106 for all footnotes.

102

APPENDIX B

GROWTH OPPORTUNITIES FUND

	Growth Opportunities Fund— Service Shares

	Years Ended August 31,

	2006	2005		2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$22.05	$18.46		$17.29	$14.03	$18.05

Net investment loss[a]	(0.21)	(0.23	) [b]	(0.17)	(0.13)	(0.16)

Net realized and unrealized gain (loss)	(0.09)	3.82		1.34	3.39	(3.86)

Total from investment operations	(0.30)	3.59		1.17	3.26	(4.02)

Distributions to shareholders

From net realized gains	(1.12)	—		—	—	—

Net asset value, end of year	$20.63	$22.05		$18.46	$17.29	$14.03

Total return[d]	(1.56)%	19.45%		6.77%	23.24%	(22.27)%

Net assets at end of year (in 000s)	$10,961	$8,242		$1,464	$539	$471

Ratio of net expenses to average net assets	1.57%	1.59%		1.59%	1.63%	1.61%

Ratio of net investment income (loss) to average net assets	(0.99)%	(1.04	)% [b]	(0.87)%	(0.90)%	(0.99)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.57%	1.59%		1.59%	1.63%	1.61%

Ratio of net investment (loss) to average net assets	(0.99)%	(1.04	)% [b]	(0.87)%	(0.90)%	(0.99)%

Portfolio turnover rate	82%	62%		51%	66%	69%

See page 106 for all footnotes.

103

SMALL/MID CAP GROWTH FUND

	Small/Mid Cap Growth
	Fund— Service Shares

	Year Ended	Period Ended
	August 31,	August 31,

	2006	2005[l]

Income (loss) from investment operations

Net asset value, beginning of period	$10.37	$10.00

Net investment income (loss)[a]	(0.10)	(0.01)

Net realized and unrealized gain (loss)	0.21	0.38

Total from investment operations	0.11	0.37

Distributions to shareholders

From net realized gains	(0.11)	—

Net asset value, end of period	$10.37	$10.37

Total return[d]	1.04%	3.70%

Net assets, at end of period (in 000s)	$153	$10

Ratio of net expenses to average net assets	1.61%	1.60%[k]

Ratio of net investment income (loss) to average net assets	(0.95)%	(0.62)%[k]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.46%	16.83%[k]

Ratio of net investment income (loss) to average net assets	(1.81)%	(15.85)%[k]

Portfolio turnover rate	64%	3%

See page 106 for all footnotes.

104

APPENDIX B

SMALL CAP VALUE FUND

	Small Cap Value Fund— Service Shares

	Years Ended August 31,

	2006	2005		2004	2003	2002

Income (loss) from investment operations

Net asset value, beginning of year	$42.58	$38.86		$33.48	$27.56	$28.43

Net investment income (loss)[a]	(0.04)	—	[h]	(0.21)	(0.02)	0.05

Net realized and unrealized gain (loss)	4.03	6.35	[f]	6.24	5.97	(0.74)

Total from investment operations	3.99	6.35		6.03	5.95	(0.69)

Distributions to shareholders

From net investment income	—	—		—	—	(0.18)

From net realized gains	(3.23)	(2.63)		(0.65)	(0.03)	—

Total distributions	(3.23)	(2.63)		(0.65)	(0.03)	(0.18)

Net asset value, end of year	$43.34	$42.58		$38.86	$33.48	$27.56

Total return[d]	9.88%	16.64	% [g]	18.16%	21.60%	(2.43)%

Net assets at end of year (in 000s)	$45,735	$31,806		$19,131	$4,100	$3,326

Ratio of net expenses to average net assets	1.58%	1.58%		1.59%	1.61%	1.61%

Ratio of net investment income (loss) to average net assets	(0.10)%	—%		(0.55)%	(0.09)%	0.17%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.58%	1.58%		1.59%	1.62%	1.63%

Ratio of net investment income (loss) to average net assets	(0.10)%	—%		(0.55)%	(0.10)%	0.15%

Portfolio turnover rate	46%	48%		57%	58%	75%

See page 106 for all footnotes.

105

Footnotes:

a	Calculated based on the average shares outstanding methodology.
b	Reflects income recognized from special dividends which amounted to the following amounts per share and average net assets:

		Percentage of
Fund	Per Share	Average Net Assets

Balanced	$.0.04	0.20%
Capital Growth	$0.11	0.56%
Growth and Income	$0.05	0.20%
Large Cap Value	$0.03	0.21%
Strategic Growth	$0.05	0.57%
Concentrated Growth	$0.06	0.51%
Growth Opportunities	$0.01	0.03%

c	As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities and reclassifying all paydown losses to income. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $0.02, increase net realized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.14%. Per share ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

d	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

e	Portfolio turnover rate excluding the effect of mortgage dollar rolls for the year ended August 31, 2006 was:

Fund

Balanced	220%

Prior years include the effect of mortgage dollar roll transactions.

f	Reflects an increase of $0.01, $0.02 and $0.01 due to payments by affiliates during the period to reimburse certain security claims for the Capital Growth, Growth and Income and Small Cap Value Funds, respectively.
g	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated, the performance would have been 13.20% and 16.61% for the Growth and Income and Small Cap Value Funds, respectively.
h	Less than $0.005 per share.
i	Amount is less than 0.005%.
j	Commenced September 3, 2002.
k	Annualized.
l	Commenced June 30, 2005.

106

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Index

1 General Investment Management Approach

3 Fund Investment Objectives and Strategies
3	Goldman Sachs Balanced Fund
6	Goldman Sachs Capital Growth Fund
7	Goldman Sachs Growth and Income Fund
8	Goldman Sachs Large Cap Value Fund
9	Goldman Sachs Strategic Growth Fund
10	Goldman Sachs Concentrated Growth Fund
11	Goldman Sachs Mid Cap Value Fund
12	Goldman Sachs Growth Opportunities Fund
13	Goldman Sachs Small/ Mid Cap Growth Fund
14	Goldman Sachs Small Cap Value Fund

16 Other Investment Practices and Securities

20 Principal Risks of the Funds

25 Fund Performance

36 Fund Fees and Expenses

41 Service Providers

52 Dividends

54 Shareholder Guide
54	How To Buy Shares
61	How To Sell Shares

68 Taxation

71 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

96 Appendix B Financial Highlights

Domestic Equity Funds Prospectus (Service Shares)

FOR MORE INFORMATION

Annual/ Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the Additional Statement at the Funds’ website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, P.O. Box 06050, Chicago, IL 60606-6306

■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the Additional Statement) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

GSAM® is a registered service mark of Goldman, Sachs & Co.

EQDOMPROSVC

Prospectus

Class A, B and C Shares

December 29, 2006

 GOLDMAN SACHS STRUCTURED EQUITY FUNDS

■ Goldman Sachs Structured Large Cap Value Fund

■  Goldman Sachs Structured U.S. Equity Fund

■  Goldman Sachs Structured Large Cap Growth Fund

■  Goldman Sachs Structured Small Cap Equity Fund

■ Goldman Sachs Structured International Equity Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, and Structured International Equity Funds. GSAM is referred to in this Prospectus as the “Investment Adviser.”

QUANTITATIVE STYLE FUNDS

GSAM’s Quantitative Investment Philosophy:

GSAM’s quantitative style of funds management emphasizes the three building blocks of active management: fundamentally-based stock selection, careful portfolio construction and efficient implementation.

GOLDMAN SACHS STRUCTURED FUNDS

Step 1: Stock Selection

The Investment Adviser attempts to forecast expected returns on approximately 10,000 stocks on a daily basis using proprietary CORESM (“Computer-Optimized, Research-Enhanced”) models developed by the Global Quantitative Equity (“GQE”) team. These quantitative models are based on six investment themes—Valuation, Momentum, Analyst Sentiment, Profitability, Earnings Quality and Management Impact. The Valuation theme attempts to capture potential mispricings of securities by comparing measures of the company’s intrinsic value to its market value. The Momentum theme attempts to forecast companies’ future returns based on their past stock price performance, measured over various periods. The Analyst Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time. The Profitability theme assesses a company’s profit margins and operating efficiency relative to its peers, and views those that are more profitable as more attractive. Finally, the Management Impact theme evaluates a company’s management strategy through the company’s investing and financing behavior.

Step 2: Portfolio Construction

The Investment Adviser uses a proprietary risk model to help manage the expected deviation of the portfolio’s returns from those of the benchmark. The model attempts to identify and measure the comparative risks between equity investments as accurately as possible by including all the above themes used in the return model, as well as several other factors associated with risk but not return. In this process, the Investment Adviser seeks to manage risk by overweighting stocks with

1

positive characteristics identified in the return models and underweighting stocks with negative characteristics relative to their benchmark weights, while maintaining other characteristics such as size and sector weights close to the benchmark. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given each Structured Fund’s benchmark.

Step 3: Efficient Implementation

The portfolio management team considers transaction costs at each step of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the multifactor model. The team also factors expected execution costs into portfolio construction and evaluates multiple trading options. The team then selects the trading strategy it believes will minimize the total transaction costs to the Fund.

Goldman Sachs Structured Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good foundations on which to build a portfolio.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

The Goldman Sachs Structured International Equity Fund is a joint effort by the GQE and Quantitative Strategies (“QS”) teams that is designed to invest in international markets and seeks to add value from diversified sources of return—tactical country selection and individual stock positions.

In addition to Steps 1 through 3 above, the Structured International Equity Fund employs top-down global country selection. The QS team attempts to forecast returns to 21 stock markets and 9 currencies on a daily basis. Country/ currency return forecasts are determined using models developed by the QS team and are based on five investment themes: Valuation, Momentum, Risk Premium, Fund Flows and Macro. The Valuation theme favors equity and currency markets which appear cheap relative to accounting measures of value and purchasing power. The Momentum theme favors countries and currencies that have had strong recent of the benchmark. The Risk Premium theme evaluates whether a country is overcompensating investors for political and financial risk, while the Fund Flows

2

GENERAL INVESTMENT MANAGEMENT APPROACH

theme evaluates the strength of capital market inflows. Finally, the Macro theme assesses a market’s interest rate environment and growth prospects.

By combining two uncorrelated sources of expected excess returns (international stock selection and country selection), the Investment Adviser seeks to create a portfolio that looks similar to the Fund’s benchmark, but is believed by the Investment Adviser to be positioned to outperform through country selection and stock selection. Sector weights are very similar to those in the benchmark adjusted for country selection views, but the Investment Adviser takes intentional country over- and under-weights with many small, diversified stock positions to seek to achieve positive excess returns relative to the benchmark.

3

Fund Investment Objectives and Strategies

Goldman Sachs Structured Large Cap Value Fund

FUND FACTS

Objective:	Long-term growth of capital and dividend income

Benchmark:	Russell 1000® Value Index

Investment Focus:	Diversified portfolio of equity investments in large-cap U.S. issuers selling at low to modest valuations

Investment Style:	Quantitative, applied to large-cap value stocks

Symbols:	Class A: GCVAX; Class B: GCVBX; Class C: GCVCX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are selling at low to modest valuations relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favorable prospects for capital appreciation and/or dividend-paying ability.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States.* However, it is currently anticipated that, under normal circumstances, the Fund will invest at least 95% of its Net Assets in such equity investments. These issuers will have public stock market capitalizations (based upon shares available for trading on

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the Russell 1000® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund is not required to limit its investments to securities in the Russell 1000® Value Index. The capitalization range of the Russell 1000® Value Index is currently between $1.6 billion and $432 billion.

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, momentum, profitability and earnings quality in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 1000® Value Index. The benchmark generally consists of companies with above average capitalizations, low earnings growth expectations and above average dividend yields. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

5

Goldman Sachs Structured U.S. Equity Fund

FUND FACTS

Objective:	Long-term growth of capital and dividend income

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity investments

Investment Style:	Quantitative, applied to large-cap growth and value (blend) stocks

Symbols:	Class A: GSSQX; Class B: GSSBX; Class C: GSUSX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States.* However, it is currently anticipated that, under normal circumstances, the Fund will invest at least 95% of its Net Assets in such equity investments.

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, momentum, profitability and earnings quality in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the S&P 500® Index. The S&P 500 is an index of large-cap stocks designed to reflect a broad representation of the U.S. economy. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark. The Fund is not required to limit its investments to securities in the S&P 500® Index.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Structured Large Cap Growth Fund

FUND FACTS

Objective:	Long-term growth of capital; dividend income is a secondary consideration

Benchmark:	Russell 1000® Growth Index

Investment Focus:	Large-cap, growth-oriented U.S. equity investments

Investment Style:	Quantitative, applied to large-cap growth stocks

Symbols:	Class A: GLCGX; Class B: GCLCX; Class C: GLCCX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States.* However, it is currently anticipated that, under normal circumstances, the Fund will invest at least 95% of its Net Assets in such equity investments. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the Russell 1000® Growth Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund is not required to limit its investments to securities in the Russell 1000® Growth Index. The capitalization range of the Russell 1000® Growth Index is currently between $1.3 billion and $432 billion.

As described in the “General Investment Management Approach”, the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, momentum, profitability and earnings quality in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 1000® Growth Index. The benchmark generally consists of companies with above average capitalization and earnings growth expectations and below average dividend yields. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

7

Goldman Sachs Structured Small Cap Equity Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Index

Investment Focus:	Equity investments in small-cap U.S. companies

Investment Style:	Quantitative, applied to small-cap growth and value (blend) stocks

Symbols:	Class A: GCSAX; Class B: GCSBX; Class C: GCSCX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in U.S. issuers.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States.* However, it is currently anticipated that, under normal circumstances, the Fund will invest at least 85% of its Net Assets in such equity investments. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the Russell 2000® Index at the time of investment. The Fund is not required to limit its investments to securities in the Russell 2000® Index. In addition, if the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2000® Index is currently between $90 million and $2.9 billion.

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research, including but not limited to valuation, momentum, profitability and earnings quality in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 2000® Index. The Russell 2000 is an index designed to represent an investable universe of small cap companies. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Structured International Equity Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	MSCI® Europe, Australasia, Far East (“EAFE®”) Index (unhedged)

Investment Focus:	Large-cap equity investments in companies that are organized outside the United States or whose securities are primarily traded outside the United States

Investment Style:	Quantitative

Symbols:	Class A: GCIAX; Class B: GCIBX; Class C: GCICX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap companies that are organized outside the United States or whose securities are principally traded outside the United States.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.*

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund’s assets are invested in at least three foreign countries. The Fund may invest in the securities of issuers in countries with emerging markets or economies (“emerging countries”).

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

9

Goldman Sachs Structured International Equity Fund continued

The Fund seeks broad representation of large-cap issuers across major countries and sectors of the international economy. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, including but not limited to valuation, momentum, profitability and earnings, in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the EAFE® Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE® Index.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered to be cash equivalents.

10

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual/ semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“Additional Statement”).

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage; limited	Structured	Structured	Structured	Structured	Structured
only by the objectives and strategies of the Fund	Large Cap	U.S.	Large Cap	Small Cap	International
— Not permitted	Value	Equity	Growth	Equity	Equity
	Fund	Fund	Fund	Fund	Fund

Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
Cross Hedging of Currencies	•	•	•	•	•
Currency Swaps*	—	—	—	—	15
Custodial Receipts and Trust Certificates	•	•	•	•	•
Equity Swaps*	•	•	•	•	•
Foreign Currency Transactions**	•	•	•	•	•
Futures Contracts and Options on Futures Contracts	•[1]	•[2]	•[1]	•[1]	•
Investment Company Securities (including iSharesSM and Standard & Poor’s Depositary Receipts™)	10	10	10	10	10
Options on Foreign Currencies[3]	•	•	•	•	•
Options on Securities and Securities Indices[4]	•	•	•	•	•
Repurchase Agreements	•	•	•	•	•
Securities Lending	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
Unseasoned Companies	•	•	•	•	•
Warrants and Stock Purchase Rights	•	•	•	•	•
When-Issued Securities and Forward Commitments	•	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and all swap transactions that are not deemed liquid.

**	Limited by the amount the Fund invests in foreign securities.

[1]	The Structured Large Cap Value, Structured Large Cap Growth, Structured Small Cap Equity and Structured International Equity Funds may enter into futures transactions only with respect to a representative index.

[2]	The Structured U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500® Index.
[3]	The Funds may purchase and sell call and put options.
[4]	The Funds may sell covered call and put options and purchase call and put options.

11

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)

• No specific percentage limitation	Structured	Structured	Structured	Structured	Structured
on usage; limited only by the	Large Cap	U.S.	Large Cap	Small Cap	International
objectives and strategies of the Fund	Value	Equity	Growth	Equity	Equity
— Not permitted	Fund	Fund	Fund	Fund	Fund

Investment Securities
American, European and Global Depositary Receipts[5]	•	•	•	•	•
Bank Obligations[6]	•	•	•	•	•
Convertible Securities[7]	•	•	•	•	•
Corporate Debt Obligations[6]	•	•	•	•	•
Equity Investments	80+	90+	80+	80+	80+
Emerging Country Securities	—	—	—	—	25
Fixed-Income Securities[6,8]	20	10	20	20	20
Foreign Government Securities[6]	—	—	—	—	•
Foreign Securities[9]	•	•	•	•	•
Real Estate Investment Trusts	•	•	•	•	•
Structured Securities*	•	•	•	•	•
Temporary Investments	35	35	35	35	35
U.S. Government Securities[6]	•	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[5]	The Funds, other than the Structured International Equity Fund, may not invest in European Depositary Receipts.
[6]	Limited by the amount the Fund invests in fixed-income securities and limited to cash equivalents only. The Funds may invest in bank obligations issued by U.S. or foreign banks.
[7]	The Funds have no minimum rating criteria for convertible debt securities.
[8]	Except as noted under “Convertible Securities,” fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).
[9]	Except for the Structured International Equity Fund, equity securities of foreign issuers must be traded in the United States.

12

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insur-ance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	Structured	Structured	Structured	Structured	Structured
	Large Cap	U.S.	Large Cap	Small Cap	International
• Applicable	Value	Equity	Growth	Equity	Equity
— Not applicable	Fund	Fund	Fund	Fund	Fund

Credit/ Default	—	—	—	—	•

Foreign	•	•	•	•	•

Stock	•	•	•	•	•

Derivatives	•	•	•	•	•

Interest Rate	•	•	•	•	•

Management	•	•	•	•	•

Market	•	•	•	•	•

Liquidity	•	•	•	•	•

Investment Style	•	•	•	•	•

Mid Cap and Small Cap	•	•	•	•	•

Emerging Countries	—	—	—	—	•

Geographic	—	—	—	—	•

13

All Funds:

■	Credit/ Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
■	Interest Rate Risk—The risk that when interest rates increase, securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in small and mid-capitalization stocks and REITs will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which GSAM or an affiliate now or in the future acts as investment adviser or

14

PRINCIPAL RISKS OF THE FUNDS

underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s net asset value (“NAV”).
■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.
■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Specific Funds:

■	Emerging Countries Risk—The securities markets of Asian, Latin, Central and South American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.
■	Geographic Risk—Concentration of the investments of Structured International Equity Fund in issuers located in a particular country or region will subject the

15

Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

Concentration of the investments of the structured International Equity Fund in issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

16

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Class A Shares from year to year; and (b) how the average annual total returns of a Fund’s Class A, B and C Shares compare to those of broad-based securities market indices. The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The average annual total return calculation reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge (“CDSC”) for Class B Shares (5% maximum declining to 0% after six years), and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Class A Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historical highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

17

Structured Large Cap Value Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2006 was 10.45%. Best Quarter* Q2 ’03 +14.76% Worst Quarter* Q3 ’02 -17.08%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Class A (Inception 12/31/98)
Returns Before Taxes	2.25%	4.04%	4.74%
Returns After Taxes on Distributions**	1.84%	3.70%	4.31%
Returns After Taxes on Distributions and Sale of Fund Shares**	1.99%	3.36%	3.90%
Russell 1000® Value Index***	7.05%	5.27%	5.81%

Class B (Inception 12/31/98)
Returns Before Taxes	2.34%	4.10%	4.79%
Russell 1000® Value Index***	7.05%	5.27%	5.81%

Class C (Inception 12/31/98)
Returns Before Taxes	6.44%	4.44%	4.80%
Russell 1000® Value Index***	7.05%	5.27%	5.81%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000® Value Index (inception date 1/1/99) is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

18

FUND PERFORMANCE

Structured U.S. Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2006 was 6.93%. Best Quarter* Q4 ’98 +21.44% Worst Quarter* Q3 ’02 -15.61%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	10 Years	Since Inception

Class A (Inception 5/24/91)
Returns Before Taxes	0.71%	0.84%	8.38%	9.56%
Returns After Taxes on Distributions**	0.66%	0.79%	7.34%	8.16%
Returns After Taxes on Distributions and Sale of Fund Shares**	0.53%	0.71%	6.90%	7.71%
S&P 500® Index***	4.91%	0.54%	9.07%	10.75%

Class B (Inception 5/1/96)
Returns Before Taxes	0.77%	0.84%	N/A	7.70%
S&P 500® Index***	4.91%	0.54%	N/A	8.64%

Class C (Inception 8/15/97)
Returns Before Taxes	4.76%	1.23%	N/A	4.61%
S&P 500® Index***	4.91%	0.54%	N/A	5.24%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

19

Structured Large Cap Growth Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2006 was 3.20%. Best Quarter* Q4 ’98 +25.47% Worst Quarter* Q1 ’01 -22.05%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Class A (Inception 5/1/97)
Returns Before Taxes	-0.27%	-3.85%	3.75%
Returns After Taxes on Distributions**	-0.28%	-3.86%	3.35%
Returns After Taxes on Distributions and Sale of Fund Shares**	-0.17%	-3.23%	3.05%
Russell 1000® Growth Index***	5.26%	-3.58%	4.40%

Class B (Inception 5/1/97)
Returns Before Taxes	-0.24%	-3.86%	3.67%
Russell 1000® Growth Index***	5.26%	-3.58%	4.40%

Class C (Inception 8/15/97)
Returns Before Taxes	3.67%	-3.48%	1.77%
Russell 1000® Growth Index***	5.26%	-3.58%	2.55%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000® Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

20

FUND PERFORMANCE

Structured Small Cap Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2006 was 3.56%. Best Quarter* Q2 ’03 +21.27% Worst Quarter* Q3 ’98 -24.34%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Class A (Inception 8/15/97)
Returns Before Taxes	1.53%	8.03%	7.20%
Returns After Taxes on Distributions**	-0.41%	6.96%	6.18%
Returns After Taxes on Distributions and Sale of Fund Shares**	1.81%	6.52%	5.81%
Russell 2000® Index***	4.55%	8.22%	7.36%

Class B (Inception 8/15/97)
Returns Before Taxes	1.32%	8.08%	7.12%
Russell 2000® Index***	4.55%	8.22%	7.36%

Class C (Inception 8/15/97)
Returns Before Taxes	5.64%	8.45%	7.16%
Russell 2000® Index***	4.55%	8.22%	7.36%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

21

Structured International Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2006 was 15.82%. Best Quarter* Q4 ’98 +18.84% Worst Quarter* Q3 ’02 -19.63%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Class A (Inception 8/15/97)
Returns Before Taxes	8.36%	4.38%	3.43%
Returns After Taxes on Distributions**	8.14%	4.30%	3.15%
Returns After Taxes on Distributions and Sale of Fund Shares**	5.78%	3.78%	2.87%
MSCI® EAFE® Index (unhedged)***	14.02%	4.94%	5.44%

Class B (Inception 8/15/97)
Returns Before Taxes	8.74%	4.60%	3.58%
MSCI® EAFE® Index (unhedged)***	14.02%	4.94%	5.44%

Class C (Inception 8/15/97)
Returns Before Taxes	12.79%	4.97%	3.60%
MSCI® EAFE® Index (unhedged)***	14.02%	4.94%	5.44%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

22

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B or Class C Shares of a Fund.

	Structured Large Cap Value Fund

	Class A	Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None		None
Redemption Fees	None	None		None
Exchange Fees	None	None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]

Management Fees6*	0.60%	0.60%		0.60%
Distribution and Service (12b-1) Fees	0.25%	1.00%		1.00%
Other Expenses7*	0.24%	0.24%		0.24%

Total Fund Operating Expenses*	1.09%	1.84%		1.84%

See pages 28-29 for all other footnotes.

*	The “Management Fees”, “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the “Management Fees”, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Structured Large Cap Value Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	0.51%	0.51%	0.51%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[7]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after current expense limitations)	0.95%	1.70%	1.70%

23

Fund Fees and Expenses continued

	Structured U.S. Equity Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None		5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]

Management Fees6*	0.65%		0.65%		0.65%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses7*	0.25%		0.25%		0.25%

Total Fund Operating Expenses*	1.15%		1.90%		1.90%

See pages 28-29 for all other footnotes.

*	The “Management Fees”, “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the “Management Fees”, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Structured U.S. Equity Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	0.51%	0.51%	0.51%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[7]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.95%	1.70%	1.70%

24

FUND FEES AND EXPENSES

	Structured Large Cap Growth Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None		5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]

Management Fees6*	0.65%		0.65%		0.65%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses7*	0.26%		0.26%		0.26%

Total Fund Operating Expenses*	1.16%		1.91%		1.91%

See pages 28-29 for all other footnotes.

*	The “Management Fees”, “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the “Management Fees”, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Structured Large Cap Growth Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	0.51%	0.51%	0.51%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[7]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.95%	1.70%	1.70%

25

Fund Fees and Expenses continued

	Structured Small Cap Equity Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load) [2]	None		5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees6*	0.85%		0.85%		0.85%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses6*	0.26%		0.26%		0.26%

Total Fund Operating Expenses*	1.36%		2.11%		2.11%

See pages 28-29 for all other footnotes.

*	The “Management Fees”, “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the “Management Fees”, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Structured Small Cap Equity Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	0.81%	0.81%	0.81%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[7]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after current expense limitations)	1.25%	2.00%	2.00%

26

FUND FEES AND EXPENSES

	Structured International Equity Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None		5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[8]	2.0%		2.0%		2.0%
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]

Management Fees6*	0.82%		0.82%		0.82%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[7]*	0.27%		0.27%		0.27%

Total Fund Operating Expenses*	1.34%		2.09%		2.09%

See pages 28-29 for all other footnotes.

*	The “Management Fees”, “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the “Management Fees”, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Structured International Equity Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees[6]	0.81%	0.81%	0.81%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[7]	0.19%	0.19%	0.19%

Total Fund Operating Expenses (after current expense limitations)	1.25%	2.00%	2.00%

27

Fund Fees and Expenses continued

[1]	The maximum sales charge is a percentage of the offering price. Under certain circumstances, as described in the Shareholder Guide, the maximum sales charge may be reduced or waived entirely. A CDSC of 1% may be imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more.
[2]	The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.
[3]	A CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter.
[4]	A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[5]	The Funds annual operating expenses are based on actual expenses for the fiscal year ended August 31, 2006.

[6]	The Investment Adviser is entitled to a management fee at an annual rate equal to the following percentages of the average daily net assets of the funds:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Structured Large Cap Value	0.60%	First $1 Billion
	0.54%	Next $1 Billion
	0.51%	Over $2 Billion
Structured U.S. Equity	0.65%	First $1 Billion
	0.59%	Next $1 Billion
	0.56%	Over $2 Billion
Structured Large Cap Growth	0.65%	First $1 Billion
	0.59%	Next $1 Billion
	0.56%	Over $2 Billion
Structured Small Cap Equity	0.85%	First $2 Billion
	0.77%	Over $2 Billion
Structured International Equity	0.85%	First $1 Billion
	0.77%	Next $1 Billion
	0.73%	Over $2 Billion

Additionally, as of the date of this Prospectus, the Investment Adviser is voluntarily waiving a portion of its management fee equal to 0.09%, 0.14%, 0.14%, 0.04% and 0.01% based on the average daily net assets of the Structured Large Cap Value Fund, Structured U.S. Equity Fund, Structured Large Cap Growth Fund, Structured Small Cap Equity Fund and Structured International Equity Fund, respectively.

[7]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.19% of the average daily net assets of each Fund’s Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation,

28

FUND FEES AND EXPENSES

indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the following annual percentage rates of each Fund’s average daily net assets:

Other
Fund	Expenses

Structured Large Cap Value	0.004%
Structured U.S. Equity	0.004%
Structured Large Cap Growth	0.004%
Structured Small Cap Equity	0.004%
Structured International Equity	0.004%

The expense reductions may be terminated at any time at the option of the Investment Adviser.

[8]	A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 30 calendar days or less.

29

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Structured Large Cap Value
Class A Shares	$655	$878	$1,118	$1,806
Class B Shares
– Assuming complete redemption at end of period	$687	$879	$1,195	$1,962
– Assuming no redemption	$187	$579	$995	$1,962
Class C Shares
– Assuming complete redemption at end of period	$287	$579	$995	$2,159
– Assuming no redemption	$187	$579	$995	$2,159

Structured U.S. Equity
Class A Shares	$661	$895	$1,148	$1,871
Class B Shares
– Assuming complete redemption at end of period	$693	$897	$1,216	$2,027
– Assuming no redemption	$193	$597	$1,016	$2,027
Class C Shares
– Assuming complete redemption at end of period	$293	$597	$1,016	$2,222
– Assuming no redemption	$193	$597	$1,016	$2,222

Structured Large Cap Growth
Class A Shares	$662	$898	$1,153	$1,881
Class B Shares
– Assuming complete redemption at end of period	$694	$900	$1,232	$2,038
– Assuming no redemption	$194	$600	$1,032	$2,038
Class C Shares
– Assuming complete redemption at end of period	$294	$600	$1,032	$2,233
– Assuming no redemption	$194	$600	$1,032	$2,233

Structured Small Cap Equity
Class A Shares	$681	$957	$1,254	$2,095
Class B Shares
– Assuming complete redemption at end of period	$714	$961	$1,334	$2,250
– Assuming no redemption	$214	$661	$1,134	$2,250
Class C Shares
– Assuming complete redemption at end of period	$314	$661	$1,134	$2,441
– Assuming no redemption	$214	$661	$1,134	$2,441

30

FUND FEES AND EXPENSES

Fund	1 Year	3 Years	5 Years	10 Years

Structured International Equity
Class A Shares	$679	$951	$1,244	$2,074
Class B Shares
– Assuming complete redemption at end of period	$712	$955	$1,324	$2,229
– Assuming no redemption	$212	$655	$1,124	$2,229
Class C Shares
– Assuming complete redemption at end of period	$312	$655	$1,124	$2,421
– Assuming no redemption	$212	$655	$1,124	$2,421

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “What Should I Know When I Purchase Shares Through An Authorized Dealer?” in the Prospectus and “Payments to Intermediaries” in the Additional Statement.

31

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005	Structured Large Cap Value Structured U.S. Equity Structured Large Cap Growth Structured Small Cap Equity Structured International Equity

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of September 30, 2006, GSAM had assets under management of $576.4 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

32

SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

Actual Rate
For the Fiscal
	Management Fee	Average Daily	Year Ended
Fund	Annual Rate	Net Assets	August 31, 2006

Structured Large Cap Value	0.60%	First $1 Billion	0.60%
	0.54%	Next $1 Billion
	0.51%	Over $2 Billion

Structured U.S. Equity	0.65%	First $1 Billion	0.65%
	0.59%	Next $1 Billion
	0.56%	Over $2 Billion

Structured Large Cap Growth	0.65%	First $1 Billion	0.65%
	0.59%	Next $1 Billion
	0.56%	Over $2 Billion

Structured Small Cap Equity	0.85%	First $2 Billion	0.85%
	0.77%	Over $2 Billion

Structured International Equity	0.85%	First $1 Billion	0.82%
	0.77%	Next $1 Billion
	0.73%	Over $2 Billion

The Investment Advisor may voluntarily waive a portion of its advisory fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds in 2006 is available in the respective Fund’s annual report dated August 31, 2006.

33

FUND MANAGERS

Quantitative Domestic Equity Portfolio Management Team

■	A stable and growing team supported by an extensive internal staff

■	More than $100 billion in equities currently under management, including over $52 billion in US equities

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Melissa Brown Managing Director	Senior Portfolio Manager— Structured U.S. Equity Structured Large Cap Growth Structured Small Cap Equity Structured Large Cap Value	Since 1998 1998 1998 1998	Ms. Brown joined the Investment Adviser as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities Equity Research.

Robert C. Jones Chief Investment Officer Managing Director	Senior Portfolio Manager— Structured U.S. Equity Structured Large Cap Growth Structured Small Cap Equity Structured Large Cap Value	Since 1991 1997 1997 1998	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Melissa Brown, CFA, is a Managing Director and Senior Portfolio Manager for US portfolios. She is also a member of the GQE Investment Policy Committee. Robert C. Jones, CFA, is a Managing Director and Chair of the GQE Investment Policy Committee, which oversees the portfolio management process. He currently serves as the Chief Investment Officer for the GQE team. The computer optimizer constructs the portfolio based on the team’s models and design and no one person on the team has a subjective override of the computer optimizer process, except in very limited cases.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

Quantitative International Equity Portfolio Management Team

■	Portfolio team based in New York. Experienced, highly qualified and stable quantitative team reflects our commitment to a superior research effort

■	Team manages approximately $102.6 billion in global/international equities for retail, institutional and high net worth clients

34

SERVICE PROVIDERS

■	Designed to invest in international markets, seeking to add value from diversified sources of return — top-down country selection and bottom-up stock selection
______________________________________________________________________________________________________________

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Len Ioffe Managing Director	Senior Portfolio Manager— Structured International Equity	Since 2001	Mr. Ioffe joined the Investment Adviser as an associate in 1995. He became a portfolio manager in 1996.

Robert C. Jones Managing Director	Senior Portfolio Manager— Structured International Equity	Since 1997	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Len Ioffe, CFA, is a Managing Director and Senior Portfolio Manager on the GQE team, where he is responsible for portfolio management of global and non-US portfolios. He is also a member of the GQE Investment Policy Committee. Robert C. Jones, CFA, is a Managing Director and Chair of the GQE Investment Policy Committee, which oversees portfolio management process. He currently serves as the Chief Investment Officer for the GQE team. The computer optimizer constructs the portfolio based on the team’s models and design and no one person on the team has a subjective override of the computer optimizer process, except in very specific limited cases.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Suite 500, Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

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ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may adversely impact the Funds. Transactions by one or more Goldman Sachs advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others

36

SERVICE PROVIDERS

associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the Additional Statement.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, the Goldman Sachs Funds included in this Prospectus and certain other investment portfolios of the Trust were named as nominal defendants (collectively, the “Goldman Sachs Funds”). On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, In re Goldman Sachs Mutual Funds Fee Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman, Sachs & Co., the Trust, Goldman Sachs Variable Insurance Trust (“GSVIT”), the Trustees and Officers of the Trust and GSVIT and John Doe Defendants (collectively, the “Defendants”) in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and GSVIT (collectively, the “Goldman Sachs Funds”) were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

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The second amended consolidated complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), asserts claims involving (i) violations of the Investment Company Act of 1940 (the “Investment Company Act”) and the Investment Advisers Act of 1940, (ii) common law breaches of fiduciary duty and (iii) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. The plaintiffs in the cases are seeking compensatory damages; rescission of GSAM’s and GSAMI’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees. On January 13, 2006, all claims against the Defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals on similar litigation.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to its clients, including the Goldman Sachs Funds.

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Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain Goldman Sachs Institutional Liquid Assets Portfolios (“ILA Portfolios”). See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

	Investment	Capital Gains
Fund	Income Dividends	Distributions

Structured Large Cap Value	Quarterly	Annually

Structured U.S. Equity	Annually	Annually

Structured Large Cap Growth	Annually	Annually

Structured Small Cap Equity	Annually	Annually

Structured International Equity	Annually	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

39

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ shares.

HOW TO BUY SHARES

How Can I Purchase Class A, Class B And Class C Shares Of The Funds?
You may purchase shares of the Funds through:

■	Authorized Dealers;
■	Goldman Sachs; or
■	Directly from the Trust.

In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application. An order will be processed upon receipt of payment.

To Open an Account:

■	Complete the Account Application
■	Mail your payment and Account Application to:

Your Authorized Dealer

—	Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
—	Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

or
Goldman Sachs Funds, P.O. Box 219711, Kansas City, MO 64121-9711

—	Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds — (Name of Fund and Class of Shares)
—	Boston Financial Data Services, Inc. (“BFDS”), the Funds’ sub-transfer agent, will not accept checks drawn on foreign banks, third-party checks, cashier’s checks or official checks, temporary checks, electronic checks, drawer checks, cash, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, the Fund may accept cashier’s checks or official bank checks.
—	Federal funds wire, Automated Clearing House Network (“ACH”) transfer or bank wires should be sent to State Street Bank and Trust Company (“State Street”) (each Fund’s custodian). Please call the Funds at 1-800-526-7384 to get detailed instructions on how to wire your money.

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SHAREHOLDER GUIDE

What Is My Minimum Investment In The Funds?

	Initial	Additional*

Regular Accounts	$1,000	$50

Employee Sponsored Benefit Plans	$250	No Minimum

Uniform Gift/ Transfer to Minor (UTMA/UGMA)	$250	$50

Individual Retirement Accounts and Coverdell ESAs	$250	$50

Automatic Investment Plans	$250	$50

*	No minimum additional investment requirements are imposed with respect to investors trading through intermediaries who aggregate shares in omnibus or similar accounts (e.g., retirement plan accounts, wrap program accounts or traditional brokerage house accounts).

What Alternative Sales Arrangements Are Available?
The Funds offer three classes of shares through this Prospectus.

Maximum Amount You Can Buy In The Aggregate Across Funds	Class A	No limit

	Class B	$100,000*

	Class C	$1,000,000*

Initial Sales Charge	Class A	Applies to purchases of less than $1 million—varies by size of investment with a maximum of 5.5%

	Class B	None

	Class C	None

CDSC	Class A	1.00% on certain investments of $1 million or more if you sell within 18 months

	Class B	6 year declining CDSC with a maximum of 5%

	Class C	1% if shares are redeemed within 12 months of purchase

Conversion Feature	Class A	None

	Class B	Class B Shares automatically convert to Class A Shares after 8 years

	Class C	None

*	No additional Class B Shares or Class C Shares may be purchased by an investor either in an initial purchase or in subsequent purchases if the current market value of the shares owned and/or purchased equals or exceeds $100,000 in the case of Class B Shares or $1,000,000 in the case of Class C Shares.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).

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■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.
■	Modify or waive the minimum investment requirements.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rates applicable to future purchases of shares.

Generally, the Fund will not allow non-U.S. citizens and certain U.S. citizens residing outside the United States to open an account directly with the Funds.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for investors who open accounts with the Funds. Applications without the required information, which will be reviewed solely for customer identification purposes, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

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SHAREHOLDER GUIDE

How Are Shares Priced?

The price you pay when you buy shares is the Fund’s next determined NAV for a share class (as adjusted for any applicable sales charge). The price you receive when you sell or exchange shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charge (e.g., CDSC’s or redemption fees). Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under procedures established by the Trustees.

In the event that a Fund that invests a significant portion of assets in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Funds, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.

In addition, the Investment Adviser, consistent with applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.

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One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.

■	When you buy shares, you pay the NAV (as adjusted for any applicable sales charge) next calculated after the Funds receive your order in proper form.

■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form. Redemption proceeds are reduced by any applicable CDSC or redemption fee.

■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s net asset value on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a net asset value that differs materially from the net asset value that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if

44

SHAREHOLDER GUIDE

the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-526-7384.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers for Class A Shares of the Funds are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*

Less than $50,000	5.50%	5.82%	5.00%
$50,000 up to (but less than) $100,000	4.75	4.99	4.00
$100,000 up to (but less than) $250,000	3.75	3.90	3.00
$250,000 up to (but less than) $500,000	2.75	2.83	2.25
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00 **	0.00 **	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.
**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase.
***	The Distributor may pay a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where an Authorized Dealer (including Goldman Sachs’ Private Wealth Management Unit) agrees to waive its receipt of the one-time commission described above, the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months after the end of

45

the calendar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in the Prospectus due to rounding calculations.

As indicated in the above chart, and as discussed further below and in the section titled “How Can the Sales Charge on Class A Shares Be Reduced?”, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, you or your Authorized Dealer or financial intermediary must notify the Funds’ Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive those discounts, including:

(i)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;

(ii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in any account of the shareholder at another financial intermediary; and

(iii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

You should note in particular that, if the Funds’ Transfer Agent is properly notified, under the “Right of Accumulation” described below, the “Amount of Purchase” in the chart on the preceding page will be deemed to include all Class A, Class B and/or Class C Shares of the Goldman Sachs Funds that were acquired by purchase or exchange, and that were subject to a sales charge, that are held at the time of purchase by any of the following persons: (i) you, your spouse and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A, Class B and/or Class C Shares held at a broker-dealer or other financial intermediary other than the one handling your current purchase. In some circumstances, other Class A, Class B and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the Additional Statement. For purposes of determining the “Amount of Purchase,” all Class A, Class B and/or Class C Shares held at the time of purchase will be valued at their current market value.

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SHAREHOLDER GUIDE

You should also note that if you provide the Transfer Agent a signed written Statement of Intention to invest (not counting reinvestments of dividends and distributions) in the aggregate within a 13-month period, $50,000 or more in Class A Shares of one or more Goldman Sachs Funds any investments you make during the 13 months will be treated as though the total quantity were invested in one lump sum and you will receive the discounted sales load based on your investment commitment. You must, however, inform the Transfer Agent that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention.

In addition to the information provided in this Prospectus and the Additional Statement, information about sales charge discounts is available from your Authorized Dealer or financial intermediary and, free of charge, on the Funds’ website at http://www.goldmansachsfunds.com.

What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:

■	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
■	Qualified employee benefit plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions;
■	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;

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■	Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
■	Have at the time of purchase aggregate assets of at least $2,000,000;

■	Non-qualified pension plans sponsored by employers who also sponsor qualified plans that qualify for and invest in Goldman Sachs Funds at NAV without the payment of any sales charge;

■	Insurance company separate accounts that make the Funds available as underlying investments in certain group annuity contracts;

■	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;
■	Shareholders receiving distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA;
■	Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;
■	State sponsored 529 college savings plans; or
■	Investors who qualify under other exemptions that are stated from time to time in the Additional Statement.

You must certify eligibility for any of the above exemptions on your Account Application and notify the Fund if you no longer are eligible for the exemption. The Fund will grant you an exemption subject to confirmation of your

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SHAREHOLDER GUIDE

entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

How Can The Sales Charge On Class A Shares Be Reduced?

■	Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Class A, Class B and/or Class C shares, plus new purchases, reaches $50,000 or more. Class A, Class B and/or Class C Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. For purposes of applying the Right of Accumulation, shares of the Funds and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A, Class B and/or Class C Shares of the Funds and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, and certain other organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. Use of this option is subject to a check of appropriate records. The Additional Statement has more information about the Right of Accumulation.

■	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $50,000 or more within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. At your request, purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge. The Additional Statement has more information about the Statement of Intention, which you should read carefully.

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COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES

What Is The Offering Price Of Class B Shares?
You may purchase Class B Shares of the Funds at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

The CDSC schedule is as follows:

CDSC as a
Percentage of
Dollar Amount
Year Since Purchase	Subject to CDSC

First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Dealers.

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date.

If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a

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SHAREHOLDER GUIDE

result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third-party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Distributor to Authorized Dealers.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B AND C SHARES

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?

■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.
■	When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

■	To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

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In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?
The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

■	Retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;
■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder, participant or beneficiary in an Employee Benefit Plan;
■	Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	The separation from service by a participant or beneficiary in an Employee Benefit Plan;
■	Excess contributions distributed from an Employee Benefit Plan;
■	Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to a Goldman Sachs IRA, in the same share class; or
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion.

In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

How Do I Decide Whether To Buy Class A, B Or C Shares?
The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

■	Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
■	Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class B Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares. A maximum

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SHAREHOLDER GUIDE

purchase limitation of $100,000 in the aggregate normally applies to Class B Shares across all Goldman Sachs Funds.

■	Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).

Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the automatic eight year conversion feature applicable to Class B Shares and your investment may pay higher distribution fees indefinitely.

A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds.

Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

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HOW TO SELL SHARES

How Can I Sell Class A, Class B And Class C Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC or redemption fee. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Obtain a signature guarantee (see details below)
■ Mail your request to: Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery:
Goldman Sachs Funds 330 West 9th Street Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone redemption privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)
■ You may redeem up to $50,000 of your shares daily
■ Proceeds which are sent directly to a Goldman Sachs brokerage account or to the bank account designated on your Account Application are not subject to the $50,000 limit

Any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person with a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

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SHAREHOLDER GUIDE

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee is required if:

■	You are requesting in writing to redeem shares in an amount over $50,000;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change the bank designated on your Account Application.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and BFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a signature guarantee, indicating another address or account).
■	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the bank account designated in the Account Applications (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
■	The telephone redemption option does not apply to shares held in a “street name” account. “Street name” accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone redemptions on your behalf.

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■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the domestic bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be wired as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Investment Company Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption.
■	If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions (with your Medallion signature guaranteed) to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

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SHAREHOLDER GUIDE

What Do I Need To Know About The Redemption Fee?
The Structured International Equity Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Fund uses a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the Fund from which the redemption is made, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.
■	Redemptions of shares that are acquired or redeemed in connection with the participation in a systematic withdrawal program or automatic investment plan.
■	Redemption of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Asset Allocation Portfolios).

■	Redemptions of shares held through discretionary wrap programs or models programs that utilize a regularly scheduled automatic rebalancing of assets and that have provided GSAM with certain representation regarding operating policies and standards.

■	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained pursuant to Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Internal Revenue Code of 1986, as amended. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.
■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.
■	Redemption of shares where the Fund is made available as an underlying investment in certain group annuity contracts.
■	Redemption of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.

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■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through a financial intermediary in an omnibus or other group account, the Trust relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain intermediaries may not apply the exceptions listed above. If you invest through a financial intermediary, please contact your intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares if your account balance falls below the required Fund minimum as a result of a redemption. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in the event your Authorized Dealer’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another

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SHAREHOLDER GUIDE

Authorized Dealer. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from the redemption.

■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interests of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

■	Reinvest any amounts (e.g., dividends, distributions, or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. Your participation in a systematic withdrawal program may be terminated if your checks remain uncashed. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

■	Charge an additional fee in the event a redemption is made via wire transfer.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of a Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You may reinvest as follows:

■	Class A or B Shares—Class A Shares of the same Fund or another Goldman Sachs Fund
■	Class C Shares—Class C Shares of the same Fund or another Goldman Sachs Fund
■	You should obtain and read the applicable prospectuses before investing in any other Funds.
■	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered

59

Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Fund To Another?
You may exchange shares of a Fund at NAV without the imposition of an initial sales charge or CDSC at the time of exchange for shares of the same class of another Goldman Sachs Fund. Redemption of shares (including by exchange) that are held for 30 calendar days or less (60 calendar days or less with respect to the Goldman Sachs High Yield Fund and High Yield Municipal Fund) may, however, be subject to a redemption fee as described above under “What Do I Need To Know About The Redemption Fee?” The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount you want to exchange
■ Mail the request to: Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery—
Goldman Sachs Funds 330 West 9th St. Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone exchange privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange.
■	Currently, there is no charge for exchanges, although the Funds may impose a charge in the future.
■	The exchanged shares may later be exchanged for shares of the same class of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC (but subject to any applicable redemption fee) if

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SHAREHOLDER GUIDE

the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
■	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384 and see the Additional Statement.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund. Exchanges into a money market fund need not meet the traditional minimum investment requirements for that fund if the entire balance of the original Fund account is exchanged.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need to Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.

■	Normally, a telephone exchange will be made only to an identically registered account.

■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make systematic investments through your bank via ACH transfer or via bank draft each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month. Forms for this option are

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available from Goldman Sachs and your Authorized Dealer, or you may check the appropriate box on the Account Application.

Can My Dividends And Distributions From A Fund Be Invested In Other Funds?

You may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.

■	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?

You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.

■	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.

■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.

What Else Should I Know About Cross-Reinvestments And Automatic Exchanges?
Cross-reinvestments and automatic exchanges are subject to the following conditions:

■	You must invest an amount in the Fund into which cross-reinvestments or automatic exchanges are being made that is equal to that Fund’s minimum initial investment.
■	You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

Can I Have Automatic Withdrawals Made On A Regular Basis?
You may redeem from your account systematically via check or ACH transfer in any amount of $50 or more.

■	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares and/or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.

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■	Checks are normally mailed the next business day after your selected systematic withdrawal date of either the 15th or 25th of the month.

■	Each systematic withdrawal is a redemption and therefore a taxable transaction.
■	The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

What Types of Reports Will I Be Sent Regarding My Investment?
You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in a “street name” you may receive your statements and confirmations on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, P.O. Box 219711, Kansas City, MO 64121. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

The Funds do not generally provide sub-accounting services.

What Should I Know When I Purchase Shares Through An Authorized Dealer?
Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. In addition, Authorized Dealers and other financial intermediaries are responsible for providing to you any communication, from a Fund to its shareholders, including but not limited to, prospectus supplements, proxy materials and notices regarding the source of dividend payments pursuant to Section 19 under the Investment Company Act. They may charge additional fees not described in this Prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the Authorized Dealer, and not by a Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly

63

with a Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer. If your Authorized Dealer’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Dealer, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account resulting from a redemption.

Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge and redemption fee) next determined after such acceptance.
■	Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

The Investment Adviser, Distributor and/or their affiliates may make payments to Authorized Dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the distribution and service fees and sales charges described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, Distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing

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SHAREHOLDER GUIDE

services that are in addition to the fees paid for these services by the Funds. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the Additional Statement for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Authorized Dealer or Intermediary for more information about the payments it receives and any potential conflicts of interest.

DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund’s average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;

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■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund’s average daily net assets attributed to Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practice of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of

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SHAREHOLDER GUIDE

excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, the Structured International Equity Fund, certain other International Equity Funds and certain Fixed Income Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 calendar days of purchase (60 calendar days of purchase with respect to Goldman Sachs High Yield Fund and High Yield Municipal Fund) subject to certain exceptions. See “Shareholder Guide—How to Sell Shares—What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply. As a further deterrent to excessive trading, many foreign equity securities held by the Structured International Equity Fund are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “Shareholder Guide—How to Buy Shares—How are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading, Goldman Sachs may reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus

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401(k) plans, Employee Benefit Plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors shares are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. A number of these financial intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code (the “Code”), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. The amount of a Fund’s distributions that qualify for this favorable tax treatment may be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations. For these lower rates to apply, the non-corporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date.

A sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2010.

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Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate, or by investments in debt securities or foreign corporations. It is also not anticipated that any significant percentage of dividends paid by the Structured International Equity Fund will be eligible for the dividends-received deduction. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, each Fund may deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, the Structured International Equity Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

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TAXATION

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax. However, withholding is generally not required on properly designated distributions of long-term capital gains and of short-term capital gains and qualified interest income paid to non-U.S. investors before August 31, 2008. Although this designation will be made for capital gain distributions, the Funds do not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation of non-U.S. investors is included in the Additional Statement.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present when the borrower has the option to prepay its obligations.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

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APPENDIX A

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development,

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manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

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APPENDIX A

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. Beginning January 1, 2007, the euro will become the currency of Slovenia. In addition, Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, and Slovakia became members of the EMU on May 1, 2004 and Romania and Bulgaria will become members of the EMU on January 1, 2007, but these countries will not adopt the euro as their new currency until they can show that their economies have converged with the economies of the euro zone.

The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments

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of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May and June 2005, voters in France and the Netherlands rejected ratification of the EU Constitution causing some other countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Emerging Countries. The Structured International Equity Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin and South America and Africa. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an

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APPENDIX A

issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

The Structured International Equity Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of

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securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

The Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of the Funds’ currency exposure in emerging countries may not be covered by these techniques.

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, structured securities and foreign currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or credit events. Each Fund may also invest

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APPENDIX A

in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options

■	Certain structured securities and swap transactions

■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is

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determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest

80

APPENDIX A

rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Structured International Equity Fund may enter into such transactions to seek to increase total return, which is considered a speculative practice. The Structured International Equity Fund may also enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark.

The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency

81

hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

82

APPENDIX A

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on U.S. exchanges or (in the case of the Structured International Equity Fund) foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on a particular securities index. The Structured International Equity Fund may also purchase and sell futures contracts based on various securities, foreign currencies and other financial instruments and indices. The Funds may engage in futures transactions on U.S. exchanges and the Structured International Equity Fund may engage in transactions on foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices or currency exchange rates may result

83

in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

As an investment company registered with the SEC, a Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to its transactions in futures contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile.

84

APPENDIX A

To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

85

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total

86

APPENDIX A

assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts™. The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on an exchange that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on an exchange. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such

87

companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other

88

APPENDIX A

types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

89

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has not been in operation for five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request).

STRUCTURED LARGE CAP VALUE FUND

	Structured Large Cap Value Fund—Class A Shares

	For the Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$12.69	$11.15	$9.48	$8.74	$10.31

Income (loss) from investment operations

Net investment income[a]	0.17	0.12	0.04	0.10	0.07

Net realized and unrealized gain (loss)	1.51	1.76	1.75	0.74	(1.57)

Total from investment operations	1.68	1.88	1.79	0.84	(1.50)

Distributions to shareholders

From net investment income	(0.14)	(0.09)	(0.12)	(0.10)	(0.07)

From net realized gains	(0.24)	(0.25)	—	—	—

Total distributions	(0.38)	(0.34)	(0.12)	(0.10)	(0.07)

Net asset value, end of year	$13.99	$12.69	$11.15	$9.48	$8.74

Total return[b]	13.43%	17.13%	18.93%	9.70%	(14.61)%

Net assets, end of year (in 000s)	$438,245	$186,441	$100,374	$79,866	$76,472

Ratio of net expenses to average net assets	0.99%	1.10%	1.10%	1.11%	1.11%

Ratio of net investment income to average net assets	1.31%	0.99%	0.95%	1.13%	0.76%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.10%	1.14%	1.15%	1.22%	1.20%

Ratio of net investment income to average net assets	1.20%	0.95%	0.90%	1.02%	0.67%

Portfolio turnover rate	127%	132%	154%	102%	112%

See page 105 for all footnotes.

90

APPENDIX B

	Structured Large Cap Value Fund—Class B Shares

	For the Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$12.59	$11.06	$9.40	$8.67	$10.24

Income (loss) from investment operations

Net investment income (loss)[a]	0.07	0.03	(0.04)	0.03	— [c]

Net realized and unrealized gain (loss)	1.49	1.76	1.74	0.73	(1.56)

Total from investment operations	1.56	1.79	1.70	0.76	(1.56)

Distributions to shareholders

From net investment income	(0.03)	(0.01)	(0.04)	(0.03)	(0.01)

From net realized gains	(0.24)	(0.25)	—	—	—

Total distributions	(0.27)	(0.26)	(0.04)	(0.03)	(0.01)

Net asset value, end of year	$13.88	$12.59	$11.06	$9.40	$8.67

Total return[b]	12.56%	16.32%	18.09%	8.83%	(15.28)%

Net assets, end of year (in 000s)	$19,200	$20,479	$19,819	$18,077	$18,828

Ratio of net expenses to average net assets	1.75%	1.85%	1.85%	1.86%	1.86%

Ratio of net investment income to average net assets	0.49%	0.22%	0.19%	0.38%	—%[d]

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.84%	1.89%	1.90%	1.97%	1.95%

Ratio of net investment income (loss) to average net assets	0.40%	0.18%	0.14%	0.27%	(0.09)%

Portfolio turnover rate	127%	132%	154%	102%	112%

See page 105 for all footnotes.

91

	Structured Large Cap Value Fund—Class C Shares

	For the Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$12.60	$11.07	$9.42	$8.68	$10.25

Income (loss) from investment operations

Net investment income (loss)[a]	0.07	0.03	(0.04)	0.03	— [c]

Net realized and unrealized gain (loss)	1.50	1.76	1.73	0.74	(1.56)

Total from investment operations	1.57	1.79	1.69	0.77	(1.56)

Distributions to shareholders

From net investment income	(0.03)	(0.01)	(0.04)	(0.03)	(0.01)

From net realized gains	(0.24)	(0.25)	—	—	—

Total distributions	(0.27)	(0.26)	(0.04)	(0.03)	(0.01)

Net asset value, end of year	$13.90	$12.60	$11.07	$9.42	$8.68

Total return[b]	12.66%	16.32%	17.97%	8.95%	(15.26)%

Net assets, end of year (in 000s)	$22,768	$20,666	$17,027	$13,798	$12,533

Ratio of net expenses to average net assets	1.75%	1.85%	1.85%	1.86%	1.86%

Ratio of net investment income to average net assets	0.51%	0.22%	0.19%	0.37%	0.01%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.84%	1.89%	1.90%	1.97%	1.95%

Ratio of net investment income (loss) to average net assets	0.41%	0.18%	0.14%	0.26%	(0.08)%

Portfolio turnover rate	127%	132%	154%	102%	112%

See page 105 for all footnotes.

92

APPENDIX B

STRUCTURED U.S. EQUITY FUND

	Structured U.S. Equity Fund—Class A Shares

	For the Years Ended August 31,

	2006	2005		2004	2003	2002

Net asset value, beginning of year	$29.13	$25.81		$22.57	$20.18	$24.30

Income (loss) from investment operations

Net investment income[a]	0.24	0.26	[e]	0.11	0.09	0.04

Net realized and unrealized gain (loss)	2.53	3.28		3.20	2.31	(4.16)

Total from investment operations	2.77	3.54		3.31	2.40	(4.12)

Distributions to shareholders

From net investment income	(0.11)	(0.22)		(0.07)	(0.01)	—

Net asset value, end of year	$31.79	$29.13		$25.81	$22.57	$20.18

Total return[b]	9.51%	13.75%		14.71%	11.90%	(16.95)%

Net assets, end of year (in 000s)	$611,999	$477,204		$398,346	$351,673	$340,934

Ratio of net expenses to average net assets	0.99%	1.09%		1.13%	1.15%	1.14%

Ratio of net investment income to average net assets	0.79%	0.93	% [e]	0.43%	0.44%	0.19%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.15%	1.19%		1.25%	1.26%	1.24%

Ratio of net investment income to average net assets	0.64%	0.83	% [e]	0.31%	0.33%	0.09%

Portfolio turnover rate	129%	142%		112%	74%	74%

See page 105 for all footnotes.

93

	Structured U.S. Equity Fund—Class B Shares

	For the Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$27.52	$24.39	$21.42	$19.28	$23.39

Income (loss) from investment operations

Net investment income (loss)[a]	— [c]	0.05 [e]	(0.08)	(0.06)	(0.13)

Net realized and unrealized gain (loss)	2.40	3.09	3.05	2.20	(3.98)

Total from investment operations	2.40	3.14	2.97	2.14	(4.11)

Distributions to shareholders

From net investment income	—	(0.01)	—	—	—

Net asset value, end of year	$29.92	$27.52	$24.39	$21.42	$19.28

Total return[b]	8.72%	12.87%	13.87%	11.10%	(17.57)%

Net assets, end of year (in 000s)	$78,110	$108,595	$115,492	$118,993	$125,243

Ratio of net expenses to average net assets	1.75%	1.84%	1.88%	1.90%	1.89%

Ratio of net investment income (loss) to average net assets	0.01%	0.19%[e]	(0.32)%	(0.31)%	(0.57)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.90%	1.94%	2.00%	2.01%	1.99%

Ratio of net investment income (loss) to average net assets	(0.13)%	0.09%[e]	(0.44)%	(0.42)%	(0.67)%

Portfolio turnover rate	129%	142%	112%	74%	74%

See page 105 for all footnotes.

94

APPENDIX B

	Structured U.S. Equity Fund—Class C Shares

	For the Years Ended August 31,

	2006	2005		2004	2003	2002

Net asset value, beginning of year	$27.39	$24.30		$21.34	$19.20	$23.29

Income (loss) from investment operations

Net investment income (loss)[a]	0.01	0.05	[e]	(0.08)	(0.06)	(0.12)

Net realized and unrealized gain (loss)	2.38	3.07		3.04	2.20	(3.97)

Total from investment operations	2.39	3.12		2.96	2.14	(4.09)

Distributions to shareholders

From net investment income	—	(0.03)		—	—	—

Net asset value, end of year	$29.78	$27.39		$24.30	$21.34	$19.20

Total return[b]	8.73%	12.86%		13.87%	11.15%	(17.56)%

Net assets, end of year (in 000s)	$36,628	$38,380		$38,656	$36,546	$36,223

Ratio of net expenses to average net assets	1.75%	1.84%		1.88%	1.90%	1.89%

Ratio of net investment income (loss) to average net assets	0.03%	0.20	% [e]	(0.32)%	(0.31)%	(0.56)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.90%	1.94%		2.00%	2.01%	1.99%

Ratio of net investment income (loss) to average net assets	(0.12)%	0.10%[e]		(0.44)%	(0.42)%	(0.66)%

Portfolio turnover rate	129%	142%		112%	74%	74%

See page 105 for all footnotes.

95

STRUCTURED LARGE CAP GROWTH FUND

	Structured Large Cap Growth Fund—Class A Shares

	For the Years Ended August 31,

	2006	2005		2004	2003	2002

Net asset value, beginning of year	$12.55	$11.13		$10.33	$9.06	$11.51

Income (loss) from investment operations

Net investment income (loss)[a]	0.04	0.04	[f]	(0.01)	(0.01)	(0.03)

Net realized and unrealized gain (loss)	0.61	1.38	[g]	0.81	1.28	(2.38)

Total from investment operations	0.65	1.42		0.80	1.27	(2.41)

Distributions to shareholders

From net realized gains	—	—		—	—	(0.04)

Net asset value, end of year	$13.20	$12.55		$11.13	$10.33	$9.06

Total return[b]	5.21%	12.76	% [h]	7.74%	14.02%	(21.04)%

Net assets, end of year (in 000s)	$310,386	$166,792		$120,872	$127,317	$139,593

Ratio of net expenses to average net assets	1.00%	1.11%		1.15%	1.18%	1.17%

Ratio of net investment income (loss) to average net assets	0.28%	0.37%[f]		(0.10)%	(0.07)%	(0.32)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.16%	1.24%		1.29%	1.31%	1.27%

Ratio of net investment income (loss) to average net assets	0.12%	0.24%[f]		(0.24)%	(0.20)%	(0.42)%

Portfolio turnover rate	111%	146%		149%	119%	113%

See page 105 for all footnotes.

96

APPENDIX B

	Structured Large Cap Growth Fund—Class B Shares

	For the Years Ended August 31,

	2006	2005		2004	2003	2002

Net asset value, beginning of year	$11.81	$10.55		$9.87	$8.72	$11.16

Income (loss) from investment operations

Net investment loss[a]	(0.06)	(0.04	) [f]	(0.09)	(0.07)	(0.11)

Net realized and unrealized gain (loss)	0.58	1.30	[g]	0.77	1.22	(2.29)

Total from investment operations	0.52	1.26		0.68	1.15	(2.40)

Distributions to shareholders

From net realized gains	—	—		—	—	(0.04)

Net asset value, end of year	$12.33	$11.81		$10.55	$9.87	$8.72

Total return[b]	4.40%	11.94	% [h]	6.89%	13.19%	(21.61)%

Net assets, end of year (in 000s)	$41,947	$65,545		$78,810	$91,084	$99,959

Ratio of net expenses to average net assets	1.76%	1.86%		1.90%	1.93%	1.92%

Ratio of net investment loss to average net assets	(0.52)%	(0.32	)% [f]	(0.85)%	(0.82)%	(1.06)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.91%	1.99%		2.04%	2.06%	2.02%

Ratio of net investment loss to average net assets	(0.67)%	(0.45	)% [f]	(0.99)%	(0.95)%	(1.16)%

Portfolio turnover rate	111%	146%		149%	119%	113%

See page 105 for all footnotes.

97

	Structured Large Cap Growth Fund—Class C Shares

	For the Years Ended August 31,

	2006	2005		2004	2003	2002

Net asset value, beginning of year	$11.81	$10.55		$9.87	$8.72	$11.17

Income (loss) from investment operations

Net investment loss[a]	(0.06)	(0.04	) [f]	(0.09)	(0.07)	(0.11)

Net realized and unrealized gain (loss)	0.59	1.30	[g]	0.77	1.22	(2.30)

Total from investment operations	0.53	1.26		0.68	1.15	(2.41)

Distributions to shareholders

From net realized gains	—	—		—	—	(0.04)

Net asset value, end of year	$12.34	$11.81		$10.55	$9.87	$8.72

Total return[b]	4.49%	11.94	% [h]	6.89%	13.19%	(21.68)%

Net assets, end of year (in 000s)	$22,811	$29,672		$32,901	$36,553	$41,627

Ratio of net expenses to average net assets	1.76%	1.86%		1.90%	1.93%	1.92%

Ratio of net investment loss to average net assets	(0.52)%	(0.32	)% [f]	(0.85)%	(0.82)%	(1.07)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.91%	1.99%		2.04%	2.06%	2.02%

Ratio of net investment loss to average net assets	(0.67)%	(0.45	)% [f]	(0.99)%	(0.95)%	(1.17)%

Portfolio turnover rate	111%	146%		149%	119%	113%

See page 105 for all footnotes.

98

APPENDIX B

STRUCTURED SMALL CAP EQUITY FUND

	Structured Small Cap Equity Fund—Class A Shares

	For the Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$14.55	$12.24	$11.61	$9.36	$10.59

Income (loss) from investment operations

Net investment income (loss)[a]	— [c]	(0.02)	(0.04)	0.02	— [c]

Net realized and unrealized gain (loss)	0.35	3.02	1.38	2.23	(0.83)

Total from investment operations	0.35	3.00	1.34	2.25	(0.83)

Distributions to shareholders

From net investment income	—	—	(0.02)	—	—

From net realized gains	(1.14)	(0.69)	(0.69)	—	(0.40)

Total distributions	(1.14)	(0.69)	(0.71)	—	(0.40)

Net asset value, end of year	$13.76	$14.55	$12.24	$11.61	$9.36

Total return[b]	2.42%	24.97%	11.87%	24.04%	(8.20)%

Net assets, end of year (in 000s)	$185,508	$154,877	$114,684	$89,340	$57,014

Ratio of net expenses to average net assets	1.27%	1.33%	1.33%	1.34%	1.34%

Ratio of net investment income (loss) to average net assets	—%[d]	(0.15)%	(0.30)%	0.25%	0.01%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.37%	1.41%	1.43%	1.52%	1.58%

Ratio of net investment income (loss) to average net assets	(0.09)%	(0.23)%	(0.40)%	0.07%	(0.23)%

Portfolio turnover rate	151%	149%	153%	149%	136%

See page 105 for all footnotes.

99

	Structured Small Cap Equity Fund—Class B Shares

	For the Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$13.60	$11.56	$11.06	$8.99	$10.26

Income (loss) from investment operations

Net investment loss[a]	(0.10)	(0.11)	(0.13)	(0.05)	(0.08)

Net realized and unrealized gain (loss)	0.33	2.84	1.32	2.12	(0.79)

Total from investment operations	0.23	2.73	1.19	2.07	(0.87)

Distributions to shareholders

From net realized gains	(1.14)	(0.69)	(0.69)	—	(0.40)

Net asset value, end of year	$12.69	$13.60	$11.56	$11.06	$8.99

Total return[b]	1.66%	24.07%	11.08%	23.03%	(8.88)%

Net assets, end of year (in 000s)	$16,197	$19,555	$19,642	$19,408	$16,854

Ratio of net expenses to average net assets	2.02%	2.08%	2.08%	2.09%	2.09%

Ratio of net investment loss to average net assets	(0.75)%	(0.89)%	(1.04)%	(0.51)%	(0.74)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.11%	2.16%	2.18%	2.27%	2.33%

Ratio of net investment loss to average net assets	(0.84)%	(0.97)%	(1.14)%	(0.69)%	(0.98)%

Portfolio turnover rate	151%	149%	153%	149%	136%

See page 105 for all footnotes.

100

APPENDIX B

	Structured Small Cap Equity Fund—Class C Shares

	For the Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$13.64	$11.60	$11.10	$9.01	$10.29

Income (loss) from investment operations

Net investment loss[a]	(0.10)	(0.11)	(0.13)	(0.05)	(0.07)

Net realized and unrealized gain (loss)	0.34	2.84	1.32	2.14	(0.81)

Total from investment operations	0.24	2.73	1.19	2.09	(0.88)

Distributions to shareholders

From net realized gains	(1.14)	(0.69)	(0.69)	—	(0.40)

Net asset value, end of year	$12.74	$13.64	$11.60	$11.10	$9.01

Total return[b]	1.65%	24.09%	11.05%	23.09%	(8.95)%

Net assets, end of year (in 000s)	$25,899	$24,901	$20,915	$16,463	$11,504

Ratio of net expenses to average net assets	2.02%	2.08%	2.08%	2.09%	2.09%

Ratio of net investment loss to average net assets	(0.75)%	(0.90)%	(1.05)%	(0.51)%	(0.74)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.11%	2.16%	2.18%	2.27%	2.33%

Ratio of net investment loss to average net assets	(0.84)%	(0.98)%	(1.15)%	(0.69)%	(0.98)%

Portfolio turnover rate	151%	149%	153%	149%	136%

See page 105 for all footnotes.

101

STRUCTURED INTERNATIONAL EQUITY FUND

	Structured International Equity Fund—Class A Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$11.70	$9.49	$7.66	$7.35	$8.38

Income (loss) from investment operations

Net investment income[a]	0.21	0.18	0.10	0.08	0.03

Net realized and unrealized gain (loss)	2.57	2.10	1.80	0.28	(1.06)

Total from investment operations	2.78	2.28	1.90	0.36	(1.03)

Distributions to shareholders

From net investment income	(0.11)	(0.07)	(0.07)	(0.05)	—

From net realized gains	(0.08)	—	—	—	—

Total distributions	(0.19)	(0.07)	(0.07)	(0.05)	—

Net asset value, end of year	$14.29	$11.70	$9.49	$7.66	$7.35

Total return[b]	24.02%	24.12%	24.85%	5.00%	(12.29)%

Net assets, end of year (in 000s)	$739,861	$293,591	$130,291	$95,015	$72,405

Ratio of net expenses to average net assets	1.26%	1.39%	1.59%	1.67%	1.67%

Ratio of net investment income to average net assets	1.63%	1.64%	1.08%	1.12%	0.38%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.35%	1.40%	1.68%	1.84%	1.82%

Ratio of net investment income to average net assets	1.54%	1.63%	0.99%	0.95%	0.23%

Portfolio turnover rate	59%	73%	99%	122%	115%

See page 105 for all footnotes.

102

APPENDIX B

	Structured International Equity Fund—Class B Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$11.53	$9.37	$7.56	$7.24	$8.29

Income (loss) from investment operations

Net investment income (loss)[a]	0.08	0.08	0.04	0.04	(0.01)

Net realized and unrealized gain (loss)	2.57	2.08	1.80	0.28	(1.04)

Total from investment operations	2.65	2.16	1.84	0.32	(1.05)

Distributions to shareholders

From net investment income	(0.01)	—	(0.03)	— [c]	—

From net realized gains	(0.08)	—	—	—	—

Total distributions	(0.09)	—	(0.03)	— [c]	—

Net asset value, end of year	$14.09	$11.53	$9.37	$7.56	$7.24

Total return[b]	23.18%	23.05%	24.31%	4.45%	(12.67)%

Net assets, end of year (in 000s)	$10,306	$8,075	$6,408	$5,574	$6,434

Ratio of net expenses to average net assets	2.02%	2.14%	2.16%	2.17%	2.17%

Ratio of net investment income (loss) to average net assets	0.64%	0.75%	0.45%	0.56%	(0.07)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.11%	2.15%	2.25%	2.34%	2.32%

Ratio of net investment income (loss) to average net assets	0.55%	0.74%	0.36%	0.39%	(0.22)%

Portfolio turnover rate	59%	73%	99%	122%	115%

See page 105 for all footnotes.

103

	Structured International Equity Fund—Class C Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$11.54	$9.37	$7.56	$7.25	$8.30

Income (loss) from investment operations

Net investment income (loss)[a]	0.09	0.08	0.04	0.04	(0.01)

Net realized and unrealized gain (loss)	2.56	2.09	1.79	0.28	(1.04)

Total from investment operations	2.65	2.17	1.83	0.32	(1.05)

Distributions to shareholders

From net investment income	(0.02)	—	(0.02)	(0.01)	—

From net realized gains	(0.08)	—	—	—	—

Total distributions	(0.10)	—	(0.02)	(0.01)	—

Net asset value, end of year	$14.09	$11.54	$9.37	$7.56	$7.25

Total return[b]	23.10%	23.16%	24.28%	4.38	(12.65)%

Net assets, end of year (in 000s)	$7,110	$4,824	$3,747	$3,646	$3,963

Ratio of net expenses to average net assets	2.02%	2.14%	2.16%	2.17%	2.17%

Ratio of net investment income (loss) to average net assets	0.67%	0.75%	0.43%	0.64%	(0.07)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.11%	2.15%	2.25%	2.34%	2.32%

Ratio of net investment income (loss) to average net assets	0.58%	0.74%	0.34%	0.47%	(0.22)

Portfolio turnover rate	59%	73%	99%	122%	115%

See page 105 for all footnotes.

104

APPENDIX B
Footnotes:

a	Calculated based on the average shares outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

c	Amount is less than $0.005 per share.

d	Amount is less than 0.005% of average net assets.

e	Reflects income recognized from a special dividend which amounted to $0.10 per share and 0.03% of average net assets.

f	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.30% of average net assets.

g	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.

h	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated, the performance would have been 12.67%, 11.85%, and 11.85% for Class A, Class B, and Class C Shares.

105

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Index

1 General Investment Management Approach

4 Fund Investment Objectives and Strategies
4	Goldman Sachs Structured Large Cap Value Fund
6	Goldman Sachs Structured U.S. Equity Fund
7	Goldman Sachs Structured Large Cap Growth Fund
8	Goldman Sachs Structured Small Cap Equity Fund
9	Goldman Sachs Structured International Equity Fund

11 Other Investment Practices and Securities

13 Principal Risks of the Funds

17 Fund Performance

23 Fund Fees and Expenses

32 Service Providers

39 Dividends

40 Shareholder Guide
40	How To Buy Shares
54	How To Sell Shares

69 Taxation

72 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

90 Appendix B Financial Highlights

Structured Equity Funds Prospectus (Class A, B and C Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the Additional Statement at the Funds’ website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-526-7384

■ By mail:	Goldman Sachs Funds, P.O. Box 06050 Chicago, IL 60606

■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the Additional Statement) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

GSAM® is a registered service mark of Goldman, Sachs & Co.

538962

STRUCTPROABC

Prospectus

Institutional Shares

December 29, 2006

 GOLDMAN SACHS STRUCTURED EQUITY FUNDS

■ Goldman Sachs Structured Large Cap Value Fund

■  Goldman Sachs Structured U.S. Equity Fund

■  Goldman Sachs Structured Large Cap Growth Fund

■  Goldman Sachs Structured Small Cap Equity Fund

■ Goldman Sachs Structured International Equity Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, and Structured International Equity Funds. GSAM is referred to in this Prospectus as the “Investment Adviser.”

QUANTITATIVE STYLE FUNDS

GSAM’s Quantitative Investment Philosophy:

GSAM’s quantitative style of funds management emphasizes the three building blocks of active management: fundamentally-based stock selection, careful portfolio construction and efficient implementation.

GOLDMAN SACHS STRUCTURED FUNDS

Step 1: Stock Selection

The Investment Adviser attempts to forecast expected returns on approximately 10,000 stocks on a daily basis using proprietary CORESM (“Computer-Optimized, Research-Enhanced”) models developed by the Global Quantitative Equity (“GQE”) team. These quantitative models are based on six investment themes—Valuation, Momentum, Analyst Sentiment, Profitability, Earnings Quality and Management Impact. The Valuation theme attempts to capture potential mispricings of securities by comparing measures of the company’s intrinsic value to its market value. The Momentum theme attempts to forecast companies’ future returns based on their past stock price performance, measured over various periods. The Analyst Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time. The Profitability theme assesses a company’s profit margins and operating efficiency relative to its peers, and views those that are more profitable as more attractive. Finally, the Management Impact theme evaluates a company’s management strategy through the company’s investing and financing behavior.

Step 2: Portfolio Construction

The Investment Adviser uses a proprietary risk model to help manage the expected deviation of the portfolio’s returns from those of the benchmark. The model attempts to identify and measure the comparative risks between equity investments as accurately as possible by including all the above themes used in the return model, as well as several other factors associated with risk but not return. In this process, the Investment Adviser seeks to manage risk by overweighting stocks with

1

positive characteristics identified in the return models and underweighting stocks with negative characteristics relative to their benchmark weights, while maintaining other characteristics such as size and sector weights close to the benchmark. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given each Structured Fund’s benchmark.

Step 3: Efficient Implementation

The portfolio management team considers transaction costs at each step of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the multifactor model. The team also factors expected execution costs into portfolio construction and evaluates multiple trading options. The team then selects the trading strategy it believes will minimize the total transaction costs to the Fund.

Goldman Sachs Structured Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good foundations on which to build a portfolio.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

The Goldman Sachs Structured International Equity Fund is a joint effort by the GQE and Quantitative Strategies (“QS”) teams that is designed to invest in international markets and seeks to add value from diversified sources of return—tactical country selection and individual stock positions.

In addition to Steps 1 through 3 above, the Structured International Equity Fund employs top-down global country selection. The QS team attempts to forecast returns to 21 stock markets and 9 currencies on a daily basis. Country/ currency return forecasts are determined using models developed by the QS team and are based on five investment themes: Valuation, Momentum, Risk Premium, Fund Flows and Macro. The Valuation theme favors equity and currency markets which appear cheap relative to accounting measures of value and purchasing power. The Momentum theme favors countries and currencies that have had strong recent of the benchmark. The Risk Premium theme evaluates whether a country is overcompensating investors for political and financial risk, while the Fund Flows

2

GENERAL INVESTMENT MANAGEMENT APPROACH

theme evaluates the strength of capital market inflows. Finally, the Macro theme assesses a market’s interest rate environment and growth prospects.

By combining two uncorrelated sources of expected excess returns (international stock selection and country selection), the Investment Adviser seeks to create a portfolio that looks similar to the Fund’s benchmark, but is believed by the Investment Adviser to be positioned to outperform through country selection and stock selection. Sector weights are very similar to those in the benchmark adjusted for country selection views, but the Investment Adviser takes intentional country over- and under-weights with many small, diversified stock positions to seek to achieve positive excess returns relative to the benchmark.

3

Fund Investment Objectives and Strategies

Goldman Sachs Structured Large Cap Value Fund

FUND FACTS

Objective:	Long-term growth of capital and dividend income

Benchmark:	Russell 1000® Value Index

Investment Focus:	Diversified portfolio of equity investments in large-cap U.S. issuers selling at low to modest valuations

Investment Style:	Quantitative, applied to large-cap value stocks

Symbols:	GCVIX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are selling at low to modest valuations relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favorable prospects for capital appreciation and/or dividend-paying ability.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States.* However, it is currently anticipated that, under normal circumstances, the Fund will invest at least 95% of its Net Assets in such equity investments. These issuers will have public stock market capitalizations (based upon shares available for trading on

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the Russell 1000® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund is not required to limit its investments to securities in the Russell 1000® Value Index. The capitalization range of the Russell 1000® Value Index is currently between $1.6 billion and $432 billion.

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research including but not limited to valuation, momentum, profitability and earnings quality, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 1000® Value Index. The benchmark generally consists of companies with above average capitalizations, low earnings growth expectations and above average dividend yields. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

5

Goldman Sachs Structured U.S. Equity Fund

FUND FACTS

Objective:	Long-term growth of capital and dividend income

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity investments

Investment Style:	Quantitative, applied to large-cap growth and value (blend) stocks

Symbols:	GSELX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States.* However, it is currently anticipated that, under normal circumstances, the Fund will invest at least 95% of its Net Assets in such equity investments.

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research including but not limited to valuation, momentum, profitability and earnings quality, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the S&P 500® Index. The S&P 500 is an index of large-cap stocks designed to reflect a broad representation of the U.S. economy. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark. The Fund is not required to limit its investments to securities in the S&P 500® Index.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Structured Large Cap Growth Fund

FUND FACTS

Objective:	Long-term growth of capital; dividend income is a secondary consideration

Benchmark:	Russell 1000® Growth Index

Investment Focus:	Large-cap, growth-oriented U.S. equity investments

Investment Style:	Quantitative, applied to large-cap growth stocks

Symbols:	GCGIX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States.* However, it is currently anticipated that, under normal circumstances, the Fund will invest at least 95% of its Net Assets in such equity investments. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the Russell 1000® Growth Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund is not required to limit its investments to securities in the Russell 1000® Growth Index. The capitalization range of the Russell 1000® Growth Index is currently between $1.3 billion and $432 billion.

As described in the “General Investment Management Approach”, the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research including but not limited to valuation, momentum, profitability and earnings quality, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 1000® Growth Index. The benchmark generally consists of companies with above average capitalization and earnings growth expectations and below average dividend yields. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

7

Goldman Sachs Structured Small Cap Equity Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Index

Investment Focus:	Equity investments in small-cap U.S. companies

Investment Style:	Quantitative, applied to small-cap growth and value (blend) stocks

Symbols:	GCSIX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in U.S. issuers.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States.* However, it is currently anticipated that, under normal circumstances, the Fund will invest at least 85% of its Net Assets in such equity investments. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the Russell 2000® Index at the time of investment. The Fund is not required to limit its investments to securities in the Russell 2000® Index. In addition, if the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2000® Index is currently between $90 million and $2.9 billion.

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research including but not limited to valuation, momentum, profitability and earnings quality, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 2000® Index. The Russell 2000 is an index designed to represent an investable universe of small cap companies. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Structured International Equity Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	MSCI® Europe, Australasia, Far East (“EAFE®”) Index (unhedged)

Investment Focus:	Large-cap equity investments in companies that are organized outside the United States or whose securities are primarily traded outside the United States

Investment Style:	Quantitative

Symbols:	GCIIX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap companies that are organized outside the United States or whose securities are principally traded outside the United States.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.*

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund’s assets are invested in at least three foreign countries. The Fund may invest in the securities of issuers in countries with emerging markets or economies (“emerging countries”).

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

9

Goldman Sachs Structured International Equity Fund continued

The Fund seeks broad representation of large-cap issuers across major countries and sectors of the international economy. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, including but not limited to valuation, momentum, profitability and earnings, in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the EAFE® Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE® Index.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered to be cash equivalents.

10

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual/ semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“Additional Statement”).

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage; limited only by the objectives	Structured	Structured	Structured	Structured	Structured
and strategies of the Fund	Large Cap	U.S.	Large Cap	Small Cap	International
— Not permitted	Value	Equity	Growth	Equity	Equity
	Fund	Fund	Fund	Fund	Fund

Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
Cross Hedging of Currencies	•	•	•	•	•
Currency Swaps*	—	—	—	—	15
Custodial Receipts and Trust Certificates	•	•	•	•	•
Equity Swaps*	•	•	•	•	•
Foreign Currency Transactions**	•	•	•	•	•
Futures Contracts and Options on Futures Contracts	•[1]	•[2]	•[1]	•[1]	•
Investment Company Securities (including iSharesSM and Standard & Poor’s Depositary Receipts™)	10	10	10	10	10
Options on Foreign Currencies[3]	•	•	•	•	•
Options on Securities and Securities Indices[4]	•	•	•	•	•
Repurchase Agreements	•	•	•	•	•
Securities Lending	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
Unseasoned Companies	•	•	•	•	•
Warrants and Stock Purchase Rights	•	•	•	•	•
When-Issued Securities and Forward Commitments	•	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and all swap transactions that are not deemed liquid.

**	Limited by the amount the Fund invests in foreign securities.

[1]	The Structured Large Cap Value, Structured Large Cap Growth, Structured Small Cap Equity and Structured International Equity Funds may enter into futures transactions only with respect to a representative index.

[2]	The Structured U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500® Index.
[3]	The Funds may purchase and sell call and put options.
[4]	The Funds may sell covered call and put options and purchase call and put options.

11

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)

• No specific percentage limitation	Structured	Structured	Structured	Structured	Structured
on usage; limited only by the	Large Cap	U.S.	Large Cap	Small Cap	International
objectives and strategies of the Fund	Value	Equity	Growth	Equity	Equity
— Not permitted	Fund	Fund	Fund	Fund	Fund

Investment Securities
American, European and Global Depositary Receipts[5]	•	•	•	•	•
Bank Obligations[6]	•	•	•	•	•
Convertible Securities[7]	•	•	•	•	•
Corporate Debt Obligations[6]	•	•	•	•	•
Equity Investments	80+	90+	80+	80+	80+
Emerging Country Securities	—	—	—	—	25
Fixed-Income Securities[6,8]	20	10	20	20	20
Foreign Government Securities[6]	—	—	—	—	•
Foreign Securities[9]	•	•	•	•	•
Real Estate Investment Trusts	•	•	•	•	•
Structured Securities*	•	•	•	•	•
Temporary Investments	35	35	35	35	35
U.S. Government Securities[6]	•	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[5]	The Funds, other than the Structured International Equity Fund, may not invest in European Depositary Receipts.
[6]	Limited by the amount the Fund invests in fixed-income securities and limited to cash equivalents only. The Funds may invest in bank obligations issued by U.S. or foreign banks.
[7]	The Funds have no minimum rating criteria for convertible debt securities.
[8]	Except as noted under “Convertible Securities,” fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).
[9]	Except for the Structured International Equity Fund, equity securities of foreign issuers must be traded in the United States.

12

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insur-ance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	Structured	Structured	Structured	Structured	Structured
	Large Cap	U.S.	Large Cap	Small Cap	International
• Applicable	Value	Equity	Growth	Equity	Equity
— Not applicable	Fund	Fund	Fund	Fund	Fund

Credit/ Default	—	—	—	—	•

Foreign	•	•	•	•	•

Stock	•	•	•	•	•

Derivatives	•	•	•	•	•

Interest Rate	•	•	•	•	•

Management	•	•	•	•	•

Market	•	•	•	•	•

Liquidity	•	•	•	•	•

Investment Style	•	•	•	•	•

Mid Cap and Small Cap	•	•	•	•	•

Emerging Countries	—	—	—	—	•

Geographic	—	—	—	—	•

13

All Funds:

■	Credit/ Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
■	Interest Rate Risk—The risk that when interest rates increase, securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in small and mid-capitalization stocks and REITs will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which GSAM or an affiliate now or in the future acts as investment adviser or

14

PRINCIPAL RISKS OF THE FUNDS

underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s net asset value (“NAV”).
■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.
■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Specific Funds:

■	Emerging Countries Risk—The securities markets of Asian, Latin, Central and South American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.
■	Geographic Risk—Concentration of the investments of Structured International Equity Fund in issuers located in a particular country or region will subject the

15

Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

Concentration of the investments of the structured International Equity Fund in issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

16

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of a Fund’s Institutional Shares compare to those of broad-based securities market indices. The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Institutional Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Institutional Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historical highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

17

Structured Large Cap Value Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2006 was 10.75%. Best Quarter* Q2 ’03 +14.75% Worst Quarter* Q3 ’02 -17.00%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Institutional Shares (Inception 12/31/98)
Returns Before Taxes	8.71%	5.65%	5.99%
Returns After Taxes on Distributions**	8.22%	5.20%	5.43%
Returns After Taxes on Distributions and Sale of Fund Shares**	6.30%	4.71%	4.93%
Russell 1000® Value Index***	7.05%	5.27%	5.81%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The Russell 1000® Value Index (inception date 1/1/99) is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

18

FUND PERFORMANCE

Structured U.S. Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2006 was 7.29%. Best Quarter* Q4 ’98 +21.60% Worst Quarter* Q3 ’02 -15.50%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	10 Years	Since Inception

Institutional Shares (Inception 6/15/95)
Returns Before Taxes	6.98%	2.39%	9.50%	10.50%
Returns After Taxes on Distributions**	6.88%	2.28%	8.34%	9.26%
Returns After Taxes on Distributions and Sale of Fund Shares**	4.66%	2.01%	7.85%	8.70%
S&P 500® Index***	4.91%	0.54%	9.07%	10.14%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

19

Structured Large Cap Growth Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2006 was 3.56%. Best Quarter* Q4 ’98 +25.61% Worst Quarter* Q1 ’01 -21.95%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Institutional Shares (Inception 5/1/97)
Returns Before Taxes	5.95%	-2.35%	4.82%
Returns After Taxes on Distributions**	5.91%	-2.37%	4.39%
Returns After Taxes on Distributions and Sale of Fund Shares**	3.93%	-1.98%	3.98%
Russell 1000® Growth Index***	5.26%	-3.58%	4.40%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000® Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

20

FUND PERFORMANCE

Structured Small Cap Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2006 was 3.88%. Best Quarter* Q2 ’03 +21.20% Worst Quarter* Q3 ’98 -24.25%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Institutional Shares (Inception 8/15/97)
Returns Before Taxes	7.90%	9.69%	8.34%
Returns After Taxes on Distributions**	5.90%	8.57%	7.30%
Returns After Taxes on Distributions and Sale of Fund Shares**	5.97%	7.96%	6.82%
Russell 2000® Index***	4.55%	8.22%	7.36%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

21

Structured International Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2006 was 16.07%. Best Quarter* Q4 ’98 +19.05% Worst Quarter* Q3 ’02 -19.52%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Institutional Shares (Inception 8/15/97)
Returns Before Taxes	15.13%	6.16%	4.77%
Returns After Taxes on Distributions**	14.84%	5.97%	4.36%
Returns After Taxes on Distributions and Sale of Fund Shares**	10.26%	5.28%	3.97%
MSCI® EAFE® (unhedged)***	14.02%	4.94%	5.44%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

22

Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Fund.

	Structured	Structured	Structured	Structured	Structured
	Large Cap	U.S.	Large Cap	Small Cap	International
	Value	Equity	Growth	Equity	Equity
	Fund	Fund	Fund	Fund	Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Redemption Fees	None	None	None	None	2.0% [1]
Exchange Fees	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees[2]*	0.60%	0.65%	0.65%	0.85%	0.82%
Distribution and Service (12b-1) Fees	None	None	None	None	None
Other Expenses[3]*	0.09%	0.10%	0.11%	0.11%	0.12%

Total Fund Operating Expenses[2]*	0.69%	0.75%	0.76%	0.96%	0.94%

See page 24 for all other footnotes.

*	The “Management Fees”, “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Funds are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the “Management Fees”, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Structured	Structured	Structured	Structured	Structured
	Large Cap	U.S.	Large Cap	Small Cap	International
	Value	Equity	Growth	Equity	Equity
	Fund	Fund	Fund	Fund	Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees[2]	0.51%	0.51%	0.51%	0.81%	0.81%
Distribution and Service (12b-1) Fees	None	None	None	None	None
Other Expenses[3]	0.04%	0.04%	0.04%	0.04%	0.04%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.55%	0.55%	0.55%	0.85%	0.85%

23

Fund Fees and Expenses continued

[1]	A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 30 calendar days or less.

[2]	The Funds’ annual operating expenses are based on actual expenses for the fiscal year ended August 31, 2006.

[3]	The Investment Adviser is entitled to a management fee at an annual rate equal to the following percentages of the average daily net assets of the Funds:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Structured Large Cap Value	0.60%	First $1 Billion
	0.54%	Next $1 Billion
	0.51%	Over $2 Billion

Structured U.S. Equity	0.65%	First $1 Billion
	0.59%	Next $1 Billion
	0.56%	Over $2 Billion

Structured Large Cap Growth	0.65%	First $1 Billion
	0.59%	Next $1 Billion
	0.56%	Over $2 Billion

Structured Small Cap Equity	0.85%	First $2 Billion
	0.77%	Over $2 Billion

Structured International Equity	0.85%	First $1 Billion
	0.77%	Next $1 Billion
	0.73%	Over $2 Billion

Additionally, as of the date of this Prospectus, the Investment Adviser is voluntarily waiving a portion of its management fee equal to 0.09%, 0.14%, 0.14%, 0.04% and 0.01% based on the average daily net assets of the Structured Large Cap Value Fund, Structured U.S. Equity Fund, Structured Large Cap Growth Fund, Structured Small Cap Equity Fund and Structured International Equity Fund, respectively.

[4]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Institutional Shares plus all other ordinary expenses not detailed above. The Investment Adviser voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the following annual percentage rates of each Fund’s average daily net assets:

Other
Fund	Expenses

Structured Large Cap Value	0.004%
Structured U.S. Equity	0.004%
Structured Large Cap Growth	0.004%
Structured Small Cap Equity	0.004%
Structured International Equity	0.004%

These expense reductions may be terminated at any time at the option of the Investment Adviser.

24

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Structured Large Cap Value	$70	$221	$384	$859

Structured U.S. Equity	$77	$240	$417	$930

Structured Large Cap Growth	$78	$243	$422	$942

Structured Small Cap Equity	$98	$306	$531	$1,178

Structured International Equity	$96	$300	$520	$1,155

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Payments to Intermediaries” in the Additional Statement.

25

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005	Structured Large Cap Value Structured U.S. Equity Structured Large Cap Growth Structured Small Cap Equity Structured International Equity

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of September 30, 2006, GSAM had assets under management of $576.4 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

26

SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

Actual Rate
For the Fiscal
	Management Fee	Average Daily	Year Ended
Fund	Annual Rate	Net Assets	August 31, 2006

Structured Large Cap Value	0.60%	First $1 Billion	0.60%
	0.54%	Next $1 Billion
	0.51%	Over $2 Billion

Structured U.S. Equity	0.65%	First $1 Billion	0.65%
	0.59%	Next $1 Billion
	0.56%	Over $2 Billion

Structured Large Cap Growth	0.65%	First $1 Billion	0.65%
	0.59%	Next $1 Billion
	0.56%	Over $2 Billion

Structured Small Cap Equity	0.85%	First $2 Billion	0.85%
	0.77%	Over $2 Billion

Structured International Equity	0.85%	First $1 Billion	0.82%
	0.77%	Next $1 Billion
	0.73%	Over $2 Billion

The Investment Adviser may voluntarily waive a portion of its advisory fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds in 2006 is available in the respective Fund’s annual report dated August 31, 2006.

27

FUND MANAGERS

Quantitative Domestic Equity Portfolio Management Team

■	A stable and growing team supported by an extensive internal staff

■	More than $100 billion in equities currently under management, including over $52 billion in US equities

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Melissa Brown Managing Director	Senior Portfolio Manager— Structured U.S. Equity Structured Large Cap Growth Structured Small Cap Equity Structured Large Cap Value	Since 1998 1998 1998 1998	Ms. Brown joined the Investment Adviser as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities Equity Research.

Robert C. Jones Chief Investment Officer Managing Director	Senior Portfolio Manager— Structured U.S. Equity Structured Large Cap Growth Structured Small Cap Equity Structured Large Cap Value	Since 1991 1997 1997 1998	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Melissa Brown, CFA, is a Managing Director and Senior Portfolio Manager for US portfolios. She is also a member of the GQE Investment Policy Committee. Robert C. Jones, CFA, is a Managing Director and Chair of the GQE Investment Policy Committee, which oversees the portfolio management process. He currently serves as the Chief Investment Officer for the GQE team. The computer optimizer constructs the portfolio based on the team’s models and design and no one person on the team has a subjective override of the computer optimizer process, except in very limited cases.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

Quantitative International Equity Portfolio Management Team

■	Portfolio team based in New York. Experienced, highly qualified and stable quantitative team reflects our commitment to a superior research effort

■	Team manages approximately $102.6 billion in global/international equities for retail, institutional and high net worth clients

28

SERVICE PROVIDERS

■	Designed to invest in international markets, seeking to add value from diversified sources of return — top-down country selection and bottom-up stock selection
______________________________________________________________________________________________________________

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Len Ioffe Managing Director	Senior Portfolio Manager— Structured International Equity	Since 2001	Mr. Ioffe joined the Investment Adviser as an associate in 1995. He became a portfolio manager in 1996.

Robert C. Jones Managing Director	Senior Portfolio Manager— Structured International Equity	Since 1997	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Len Ioffe, CFA, is a Managing Director and Senior Portfolio Manager on the GQE team, where he is responsible for portfolio management of global and non-US portfolios. He is also a member of the GQE Investment Policy Committee. Robert C. Jones, CFA, is a Managing Director and Chair of the GQE Investment Policy Committee, which oversees portfolio management process. He currently serves as the Chief Investment Officer for the GQE team. The computer optimizer constructs the portfolio based on the team’s models and design and no one person on the team has a subjective override of the computer optimizer process, except in very specific limited cases.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Suite 500, Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

29

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may adversely impact the Funds. Transactions by one or more Goldman Sachs advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others

30

SERVICE PROVIDERS

associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the Additional Statement.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, the Goldman Sachs Funds included in this Prospectus and certain other investment portfolios of the Trust were named as nominal defendants (collectively, the “Goldman Sachs Funds”). On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, In re Goldman Sachs Mutual Funds Fee Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman, Sachs & Co., the Trust, Goldman Sachs Variable Insurance Trust (“GSVIT”), the Trustees and Officers of the Trust and GSVIT and John Doe Defendants (collectively, the “Defendants”) in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and GSVIT (collectively, the “Goldman Sachs Funds”) were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

31

The second amended consolidated complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), asserts claims involving (i) violations of the Investment Company Act of 1940 (the “Investment Company Act”) and the Investment Advisers Act of 1940, (ii) common law breaches of fiduciary duty and (iii) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. The plaintiffs in the cases are seeking compensatory damages; rescission of GSAM’s and GSAMI’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees. On January 13, 2006, all claims against the Defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals on similar litigation.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to its clients, including the Goldman Sachs Funds.

32

Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain Goldman Sachs Institutional Liquid Assets Portfolios (“ILA Portfolios”). See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

	Investment	Capital Gains
Fund	Income Dividends	Distributions

Structured Large Cap Value	Quarterly	Annually

Structured U.S. Equity	Annually	Annually

Structured Large Cap Growth	Annually	Annually

Structured Small Cap Equity	Annually	Annually

Structured International Equity	Annually	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

33

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Institutional Shares.

HOW TO BUY SHARES

How Can I Purchase Institutional Shares Of The Funds?
You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. You should either:

■	Place an order with Goldman Sachs at 1-800-621-2550 and wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian) on the next business day; or

■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), P.O. Box 06050, Chicago, IL 60606-6306. The Fund will not accept a check drawn on foreign banks, third-party checks, cashier’s checks or official checks, temporary checks, electronic checks, drawer checks, cash, money orders, travelers cheques or credit card checks. In limited situations, involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.

In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

How Do I Purchase Shares Through A Financial Institution?
Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a business day, and the order will be priced at the Fund’s NAV per share (less any applicable redemption fee) next determined after such acceptance.

■	Authorized institutions and intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

34

SHAREHOLDER GUIDE

You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust. These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds’ Institutional Shares. These payments may be in addition to other payments borne by the Funds.

The Investment Adviser, Distributor and/or their affiliates may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries, registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, Distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative, and/or shareholder processing services that are in addition to the fees paid for these services by the Funds. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the Additional Statement for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your authorized dealer or Intermediary for more information about the payments it receives and any potential conflicts of interest.

In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses

35

(which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?

Type of Investor	Minimum Investment

■ Banks, trust companies or other depository institutions investing for their own account or on behalf of clients	$1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates
■ Section 401(k), profit sharing, money purchase
    pension, tax-sheltered annuity, defined benefit
    pension, or other employee benefit plans that are
    sponsored by one or more employers (including
    governmental or church employers) or
employee organizations
■ State, county, city or any instrumentality, department, authority or agency thereof
■ Corporations with at least $100 million in assets or in outstanding publicly traded securities
■ “Wrap” account sponsors (provided they have an agreement covering the arrangement with GSAM)
■ Registered investment advisers investing for accounts for which they receive asset-based fees
■ Qualified non-profit organizations, charitable trusts, foundations and endowments

■ Individual investors	$10,000,000
■ Accounts over which GSAM or its advisory affiliates have investment discretion

■ Individual Retirement Accounts (IRAs) for which GSAM or its advisory affiliates act as fiduciary	No minimum

The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates; brokerage or advisory clients of Goldman Sachs Private Wealth Management and accounts for which Goldman Sachs Trust Company, N.A. or The Goldman Sachs Trust Company of Delaware acts in a fiduciary capacity (i.e., as agent or trustee);

36

SHAREHOLDER GUIDE

certain mutual fund “wrap” programs; and for other investors at the discretion of the Trust’s officers. No minimum amount is required for subsequent investments.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Modify or waive the minimum investment amounts.
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

Generally, the Fund will not allow non-U.S. citizens and certain U.S. citizens residing outside the United States to open an account directly with the Funds.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, which will be reviewed solely for customer identification purposes, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

37

How Are Shares Priced?

The price you pay when you buy Institutional Shares is a Fund’s next determined NAV for a share class. The price you receive when you sell or exchange Institutional Shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charge (e.g., redemption fees). The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under procedures established by the Trustees.

In the event that a Fund invests a significant portion of assets in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Funds, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.

In addition, the Investment Adviser, consistent with applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares.

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However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.

■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form. Redemption proceeds are reduced by any applicable redemption fee.

■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s net asset value on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a net asset value that differs materially from the net asset value that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

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HOW TO SELL SHARES

How Can I Sell Institutional Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institutional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form subject to any applicable redemption fee. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Name(s) and signature(s)
■ Account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ A Medallion signature guarantee may be required (see details below)
■ Mail your request to: Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person (a Medallion signature guarantee may be required). The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under “How Do I Purchase Shares Through A Financial Institution?”

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change your current bank designations.

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SHAREHOLDER GUIDE

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

■	For the 30-day period following a change of address, telephone redemptions will generally be filled by a wire transfer to the bank account designated in the Account Applications (see immediately preceding bullet point). For direct accounts, to receive the redemption by check during this time period, a redemption request must be in the form of a written letter (a Medallion signature guarantee may be required).

■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the domestic bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be wired as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Investment Company

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Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption.
■	If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions (with your Medallion Signature guarantee) to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Do I Need To Know About The Redemption Fee?
The Structured International Equity Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Fund uses a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the Fund from which the redemption is made, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.
■	Redemptions of shares that are acquired or redeemed in connection with the participation in a systematic withdrawal program or automatic investment plan.

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SHAREHOLDER GUIDE

■	Redemption of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Asset Allocation Portfolios).

■	Redemptions of shares held through discretionary wrap programs or models programs that utilize a regularly scheduled automatic rebalancing of assets and that have provided GSAM with certain representation regarding certain operating policies and standards.

■	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained pursuant to Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Internal Revenue Code of 1986, as amended. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.
■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.
■	Redemption of shares where the Fund is made available as an underlying investment in certain group annuity contracts.
■	Redemptions of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.

■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through a financial intermediary in an omnibus or other group account, the Trust relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain intermediaries may not apply the

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exceptions listed above. If you invest through a financial intermediary, please contact your intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares in the event an Institution’s relationship with Goldman Sachs is terminated and you do not transfer your account to another Institution with a relationship with Goldman Sachs. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

■	Reinvest any amounts (e.g., dividends, distributions, or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?

You may exchange Institutional Shares of a Fund at NAV for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) that are held for 30 calendar days or less (60 calendar days or less with respect to the Goldman Sachs High Yield Fund and High Yield Municipal Fund) may, however, be subject to a redemption fee as described above under “What Do I Need To Know About The Redemption Fee?” The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

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SHAREHOLDER GUIDE

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Name(s) and signature(s)
■ Account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.

■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund or the entire balance of the original Fund account should be exchanged. This requirement may be waived at the discretion of the Trust.

■	Normally, a telephone exchange will be made only to an identically registered account.

■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

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What Types of Reports Will I Be Sent Regarding Investments In Institutional Shares?
You will be provided with a printed confirmation of each transaction in your account and a monthly statement. If your account is held in a “street name” you may receive your statements and confirmations on a different schedule. You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-621-2550 or by mail at Goldman Sachs Funds, P.O. Box 06050, Chicago, IL 60606-6306. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

In addition, institutions and other financial intermediaries will be responsible for providing any communications from the Funds to their respective shareholders, including but not limited to prospectuses, prospectus supplements, proxy materials and notices regarding the sources of dividend payments pursuant to Section 19 of the Investment Company Act.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are

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SHAREHOLDER GUIDE

permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, the Structured International Equity Fund, certain other International Equity Funds and certain Fixed Income Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 calendar days of purchase (60 calendar days of purchase with respect to Goldman Sachs High Yield Fund and High Yield Municipal Fund) subject to certain exceptions. See “Shareholder Guide—How to Sell Shares—What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply. As a further deterrent to excessive trading, many foreign equity securities held by the Structured International Equity Fund are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “Shareholder Guide—How to Buy Shares—How are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading, Goldman Sachs may reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchase and redemption of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. A number of these financial intermediaries

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may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code (the “Code”), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. The amount of a Fund’s distributions that qualify for this favorable tax treatment may be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations. For these lower rates to apply, the non-corporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date.

A sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2010.

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Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate, or by investments in debt securities or foreign corporations. It is also not anticipated that any significant percentage of dividends paid by the Structured International Equity Fund will be eligible for the dividends-received deduction. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, each Fund may deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, the Structured International Equity Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

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TAXATION

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax. However, withholding is generally not required on properly designated distributions of long-term capital gains and of short-term capital gains and qualified interest income paid to non-U.S. investors before August 31, 2008. Although this designation will be made for capital gain distributions, the Funds do not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation of non-U.S. investors is included in the Additional Statement.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present when the borrower has the option to prepay its obligations.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

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APPENDIX A

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development,

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manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

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APPENDIX A

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. Beginning January 1, 2007, the euro will become the currency of Slovenia. In addition, Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, and Slovakia became members of the EMU on May 1, 2004 and Romania and Bulgaria will become members of the EMU on January 1, 2007, but these countries will not adopt the euro as their new currency until they can show that their economies have converged with the economies of the euro zone.

The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments

55

of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May and June 2005, voters in France and the Netherlands rejected ratification of the EU Constitution causing some other countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Emerging Countries. The Structured International Equity Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin and South America and Africa. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an

56

APPENDIX A

issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

The Structured International Equity Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of

57

securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

The Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of the Funds’ currency exposure in emerging countries may not be covered by these techniques.

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, structured securities and foreign currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or credit events. Each Fund may also invest

58

APPENDIX A

in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options

■	Certain structured securities and swap transactions

■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is

59

determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest

60

APPENDIX A

rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Structured International Equity Fund may enter into such transactions to seek to increase total return, which is considered a speculative practice. The Structured International Equity Fund may also enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark.

The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency

61

hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

62

APPENDIX A

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on U.S. exchanges or (in the case of the Structured International Equity Fund) foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on a particular securities index. The Structured International Equity Fund may also purchase and sell futures contracts based on various securities, foreign currencies and other financial instruments and indices. The Funds may engage in futures transactions on U.S. exchanges and the Structured International Equity Fund may engage in transactions on foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices or currency exchange rates may result

63

in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

As an investment company registered with the SEC, a Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to its transactions in futures contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile.

64

APPENDIX A

To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

65

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total

66

APPENDIX A

assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts™. The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on an exchange that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on an exchange. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such

67

companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other

68

APPENDIX A

types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

69

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has not been in operation for five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request).

STRUCTURED LARGE CAP VALUE FUND

	Structured Large Cap Value Fund— Institutional Shares

	For the Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$12.69	$11.14	$9.47	$8.74	$10.31

Income (loss) from investment operations

Net investment income[a]	0.23	0.17	0.09	0.13	0.11

Net realized and unrealized gain (loss)	1.50	1.77	1.74	0.73	(1.57)

Total from investment operations	1.73	1.94	1.83	0.86	(1.46)

Distributions to shareholders

From net investment income	(0.18)	(0.14)	(0.16)	(0.13)	(0.11)

From net realized gains	(0.24)	(0.25)	—	—	—

Total distributions	(0.42)	(0.39)	(0.16)	(0.13)	(0.11)

Net asset value, end of year	$14.00	$12.69	$11.14	$9.47	$8.74

Total return[b]	13.92%	17.69%	19.41%	10.03%	(14.25)%

Net assets, end of year (in 000s)	$715,191	$384,875	$194,541	$145,059	$108,613

Ratio of net expenses to average net assets	0.59%	0.70%	0.70%	0.71%	0.71%

Ratio of net investment income to average net assets	1.69%	1.39%	1.36%	1.52%	1.15%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	0.69%	0.74%	0.75%	0.82%	0.80%

Ratio of net investment income to average net assets	1.59%	1.35%	1.31%	1.41%	1.06%

Portfolio turnover rate	127%	132%	154%	102%	112%

See page 75 for all footnotes.

70

APPENDIX B

STRUCTURED U.S. EQUITY FUND

	Structured U.S. Equity Fund— Institutional Shares

	For the Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$29.72	$26.32	$23.00	$20.57	$24.68

Income (loss) from investment operations

Net investment income[a]	0.38	0.36 [c]	0.21	0.17	0.14

Net realized and unrealized gain (loss)	2.56	3.37	3.27	2.37	(4.25)

Total from investment operations	2.94	3.73	3.48	2.54	(4.11)

Distributions to shareholders

From net investment income	(0.18)	(0.33)	(0.16)	(0.11)	—

Net asset value, end of year	$32.48	$29.72	$26.32	$23.00	$20.57

Total return[b]	9.97%	14.16%	15.18%	12.40%	(16.65)%

Net assets, end of year (in 000s)	$644,250	$269,545	$140,587	$131,457	$163,439

Ratio of net expenses to average net assets	0.59%	0.69%	0.73%	0.75%	0.74%

Ratio of net investment income to average net assets	1.22%	1.23%[c]	0.83%	0.84%	0.59%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	0.75%	0.79%	0.85%	0.86%	0.84%

Ratio of net investment income to average net assets	1.06%	1.13%[c]	0.71%	0.73%	0.49%

Portfolio turnover rate	129%	142%	112%	74%	74%

See page 75 for all footnotes.

71

STRUCTURED LARGE CAP GROWTH FUND

	Structured Large Cap Growth Fund—Institutional Shares

	For the Years Ended August 31,

	2006	2005		2004	2003	2002

Net asset value, beginning of year	$12.89	$11.38		$10.52	$9.19	$11.63

Income (loss) from investment operations

Net investment income[a]	0.09	0.08	[d]	0.03	0.03	0.01

Net realized and unrealized gain (loss)	0.64	1.43	[e]	0.83	1.30	(2.41)

Total from investment operations	0.73	1.51		0.86	1.33	(2.40)

Distributions to shareholders

From net investment income	(0.04)	—		—	—	—

From net realized gains	—	—		—	—	(0.04)

Net asset value, end of year	$13.58	$12.89		$11.38	$10.52	$9.19

Total return[b]	5.66%	13.27	% [f]	8.17%	14.47%	(20.74)%

Net assets, end of year (in 000s)	$488,448	$263,906		$109,353	$114,524	$131,590

Ratio of net expenses to average net assets	0.60%	0.71%		0.75%	0.78%	0.77%

Ratio of net investment income to average net assets	0.69%	0.65%[d]		0.31%	0.33%	0.08%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	0.76%	0.84%		0.89%	0.91%	0.87%

Ratio of net investment income (loss) to average net assets	0.53%	0.52%[d]		0.17%	0.20%	(0.02)%

Portfolio turnover rate	111%	146%		149%	119%	113%

See page 75 for all footnotes.

72

APPENDIX B

STRUCTURED SMALL CAP EQUITY FUND

	Structured Small Cap Equity Fund— Institutional Shares

	For the Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$14.95	$12.52	$11.84	$9.51	$10.76

Income (loss) from investment operations

Net investment income[a]	0.06	0.04	0.01	0.06	0.04

Net realized and unrealized gain (loss)	0.36	3.08	1.41	2.27	(0.85)

Total from investment operations	0.42	3.12	1.42	2.33	(0.81)

Distributions to shareholders

From net investment income	—	—	(0.05)	—	(0.04)

From net realized gains	(1.14)	(0.69)	(0.69)	—	(0.40)

Total distributions	(1.14)	(0.69)	(0.74)	—	(0.44)

Net asset value, end of year	$14.23	$14.95	$12.52	$11.84	$9.51

Total return[b]	2.77%	25.57%	12.31%	24.50%	(7.93)%

Net assets, end of year (in 000s)	$504,101	$328,912	$145,003	$111,957	$57,683

Ratio of net expenses to average net assets	0.87%	0.93%	0.93%	0.94%	0.94%

Ratio of net investment income to average net assets	0.40%	0.25%	0.10%	0.65%	0.39%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	0.97%	1.01%	1.03%	1.12%	1.18%

Ratio of net investment income to average net assets	0.30%	0.17%	—%[g]	0.47%	0.15%

Portfolio turnover rate	151%	149%	153%	149%	136%

See page 75 for all footnotes.

73

STRUCTURED INTERNATIONAL EQUITY FUND

	Structured International Equity Fund— Institutional Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$11.93	$9.68	$7.80	$7.49	$8.50

Income (loss) from investment operations

Net investment income[a]	0.27	0.22	0.15	0.12	0.08

Net realized and unrealized gain (loss)	2.61	2.14	1.84	0.29	(1.07)

Total from investment operations	2.88	2.36	1.99	0.41	(0.99)

Distributions to shareholders

From net investment income	(0.14)	(0.11)	(0.11)	(0.10)	(0.02)

From net realized gains	(0.08)	—	—	—	—

Total distributions	(0.22)	(0.11)	(0.11)	(0.10)	(0.02)

Net asset value, end of year	$14.59	$11.93	$9.68	$7.80	$7.49

Total return[b]	24.52%	24.51%	25.71%	5.64%	(11.68)%

Net assets, end of year (in 000s)	$1,661,909	$697,144	$261,118	$158,021	$188,858

Ratio of net expenses to average net assets	0.86%	0.99%	1.01%	1.02%	1.02%

Ratio of net investment income to average net assets	2.01%	1.96%	1.65%	1.73%	1.02%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	0.95%	1.00%	1.10%	1.19%	1.17%

Ratio of net investment income to average net assets	1.92%	1.95%	1.56%	1.56%	0.87%

Portfolio turnover rate	59%	73%	99%	122%	115%

See page 75 for all footnotes.

74

APPENDIX B

Footnotes:

a	Calculated based on the average shares outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

c	Reflects income recognized from a special dividend which amounted to $0.10 per share and 0.03% of average net assets.

d	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.30% of average net assets.
e	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.
f	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated, the performance would have been 13.18% for Institutional Shares.

g	Amount is less than 0.005% of average net assets.

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Index

1	General Investment Management Approach

4	Fund Investment Objectives and Strategies
	4	Goldman Sachs Structured Large Cap Value Fund
	6	Goldman Sachs Structured U.S. Equity Fund
	7	Goldman Sachs Structured Large Cap Growth Fund
	8	Goldman Sachs Structured Small Cap Equity Fund
	9	Goldman Sachs Structured International Equity Fund

11	Other Investment Practices and Securities

13	Principal Risks of the Funds

17	Fund Performance

23	Fund Fees and Expenses

26	Service Providers

33	Dividends

34	Shareholder Guide
	34	How To Buy Shares
	40	How To Sell Shares

49	Taxation

52	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

70	Appendix B Financial Highlights

Structured Equity Funds Prospectus (Institutional Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the Additional Statement at the Funds’ website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, P.O. Box 06050 Chicago, IL 60606

■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the Additional Statement) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

GSAM® is a registered service mark of Goldman, Sachs & Co.

STRUCTPROINS

Prospectus

Service
Shares

December 29, 2006

 GOLDMAN SACHS STRUCTURED EQUITY FUNDS

■ Goldman Sachs Structured Large Cap Value Fund

■  Goldman Sachs Structured U.S. Equity Fund

■  Goldman Sachs Structured Large Cap Growth Fund

■  Goldman Sachs Structured Small Cap Equity Fund

■ Goldman Sachs Structured International Equity Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser to the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, and Structured International Equity Funds. GSAM is referred to in this Prospectus as the “Investment Adviser.”

QUANTITATIVE STYLE FUNDS

GSAM’s Quantitative Investment Philosophy:

GSAM’s quantitative style of funds management emphasizes the three building blocks of active management: fundamentally-based stock selection, careful portfolio construction and efficient implementation.

GOLDMAN SACHS STRUCTURED FUNDS

Step 1: Stock Selection

The Investment Adviser attempts to forecast expected returns on approximately 10,000 stocks on a daily basis using proprietary CORESM (“Computer-Optimized, Research-Enhanced”) models developed by the Global Quantitative Equity (“GQE”) team. These quantitative models are based on six investment themes—Valuation, Momentum, Analyst Sentiment, Profitability, Earnings Quality and Management Impact. The Valuation theme attempts to capture potential mispricings of securities by comparing measures of the company’s intrinsic value to its market value. The Momentum theme attempts to forecast companies’ future returns based on their past stock price performance, measured over various periods. The Analyst Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time. The Profitability theme assesses a company’s profit margins and operating efficiency relative to its peers, and views those that are more profitable as more attractive. Finally, the Management Impact theme evaluates a company’s management strategy through the company’s investing and financing behavior.

Step 2: Portfolio Construction

The Investment Adviser uses a proprietary risk model to help manage the expected deviation of the portfolio’s returns from those of the benchmark. The model attempts to identify and measure the comparative risks between equity investments as accurately as possible by including all the above themes used in the return model, as well as several other factors associated with risk but not return. In this process, the Investment Adviser seeks to manage risk by overweighting stocks with

1

positive characteristics identified in the return models and underweighting stocks with negative characteristics relative to their benchmark weights, while maintaining other characteristics such as size and sector weights close to the benchmark. A computer optimizer evaluates many different security combinations (considering many possible weightings) in an effort to construct the most efficient risk/return portfolio given each Structured Fund’s benchmark.

Step 3: Efficient Implementation

The portfolio management team considers transaction costs at each step of the investment process. The team incorporates expected portfolio turnover when assigning weights to the variables in the multifactor model. The team also factors expected execution costs into portfolio construction and evaluates multiple trading options. The team then selects the trading strategy it believes will minimize the total transaction costs to the Fund.

Goldman Sachs Structured Funds are fully invested, broadly diversified and offer consistent overall portfolio characteristics. They may serve as good foundations on which to build a portfolio.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

The Goldman Sachs Structured International Equity Fund is a joint effort by the GQE and Quantitative Strategies (“QS”) teams that is designed to invest in international markets and seeks to add value from diversified sources of return—tactical country selection and individual stock positions.

In addition to Steps 1 through 3 above, the Structured International Equity Fund employs top-down global country selection. The QS team attempts to forecast returns to 21 stock markets and 9 currencies on a daily basis. Country/ currency return forecasts are determined using models developed by the QS team and are based on five investment themes: Valuation, Momentum, Risk Premium, Fund Flows and Macro. The Valuation theme favors equity and currency markets which appear cheap relative to accounting measures of value and purchasing power. The Momentum theme favors countries and currencies that have had strong recent of the benchmark. The Risk Premium theme evaluates whether a country is overcompensating investors for political and financial risk, while the Fund Flows

2

GENERAL INVESTMENT MANAGEMENT APPROACH

theme evaluates the strength of capital market inflows. Finally, the Macro theme assesses a market’s interest rate environment and growth prospects.

By combining two uncorrelated sources of expected excess returns (international stock selection and country selection), the Investment Adviser seeks to create a portfolio that looks similar to the Fund’s benchmark, but is believed by the Investment Adviser to be positioned to outperform through country selection and stock selection. Sector weights are very similar to those in the benchmark adjusted for country selection views, but the Investment Adviser takes intentional country over- and under-weights with many small, diversified stock positions to seek to achieve positive excess returns relative to the benchmark.

3

Fund Investment Objectives and Strategies

Goldman Sachs Structured Large Cap Value Fund

FUND FACTS

Objective:	Long-term growth of capital and dividend income

Benchmark:	Russell 1000® Value Index

Investment Focus:	Diversified portfolio of equity investments in large-cap U.S. issuers selling at low to modest valuations

Investment Style:	Quantitative, applied to large-cap value stocks

Symbols:	GCLSX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are selling at low to modest valuations relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favorable prospects for capital appreciation and/or dividend-paying ability.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States.* However, it is currently anticipated that, under normal circumstances, the Fund will invest at least 95% of its Net Assets in such equity investments. These issuers will have public stock market capitalizations (based upon shares available for trading on

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the Russell 1000® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund is not required to limit its investments to securities in the Russell 1000® Value Index. The capitalization range of the Russell 1000® Value Index is currently between $1.6 billion and $432 billion.

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research including but not limited to valuation, momentum, profitability and earnings quality, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 1000® Value Index. The benchmark generally consists of companies with above average capitalizations, low earnings growth expectations and above average dividend yields. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

5

Goldman Sachs Structured U.S. Equity Fund

FUND FACTS

Objective:	Long-term growth of capital and dividend income

Benchmark:	S&P 500® Index

Investment Focus:	Large-cap U.S. equity investments

Investment Style:	Quantitative, applied to large-cap growth and value (blend) stocks

Symbols:	GSESX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a diversified portfolio of equity investments in U.S. issuers, including foreign companies that are traded in the United States.* However, it is currently anticipated that, under normal circumstances, the Fund will invest at least 95% of its Net Assets in such equity investments.

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research including but not limited to valuation, momentum, profitability and earnings quality, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the S&P 500® Index. The S&P 500 is an index of large-cap stocks designed to reflect a broad representation of the U.S. economy. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark. The Fund is not required to limit its investments to securities in the S&P 500® Index.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Structured Large Cap Growth Fund

FUND FACTS

Objective:	Long-term growth of capital; dividend income is a secondary consideration

Benchmark:	Russell 1000® Growth Index

Investment Focus:	Large-cap, growth-oriented U.S. equity investments

Investment Style:	Quantitative, applied to large-cap growth stocks

Symbols:	GSCLX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States.* However, it is currently anticipated that, under normal circumstances, the Fund will invest at least 95% of its Net Assets in such equity investments. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the Russell 1000® Growth Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund is not required to limit its investments to securities in the Russell 1000® Growth Index. The capitalization range of the Russell 1000® Growth Index is currently between $1.3 billion and $432 billion.

As described in the “General Investment Management Approach”, the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research including but not limited to valuation, momentum, profitability and earnings quality, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 1000® Growth Index. The benchmark generally consists of companies with above average capitalization and earnings growth expectations and below average dividend yields. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

7

Goldman Sachs Structured Small Cap Equity Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	Russell 2000® Index

Investment Focus:	Equity investments in small-cap U.S. companies

Investment Style:	Quantitative, applied to small-cap growth and value (blend) stocks

Symbols:	GCSSX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in U.S. issuers.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States.* However, it is currently anticipated that, under normal circumstances, the Fund will invest at least 85% of its Net Assets in such equity investments. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) similar to that of the range of the market capitalizations of companies constituting the Russell 2000® Index at the time of investment. The Fund is not required to limit its investments to securities in the Russell 2000® Index. In addition, if the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2000® Index is currently between $90 million and $2.9 billion.

As discussed in “General Investment Management Approach,” the Fund’s investments are selected using a variety of quantitative techniques, derived from fundamental research including but not limited to valuation, momentum, profitability and earnings quality, in seeking to maximize the Fund’s expected return. The Fund maintains risk, style, capitalization and industry characteristics similar to the Russell 2000® Index. The Russell 2000 is an index designed to represent an investable universe of small cap companies. The Fund seeks to maximize expected return while maintaining these and other characteristics similar to the benchmark.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Structured International Equity Fund

FUND FACTS

Objective:	Long-term growth of capital

Benchmark:	MSCI® Europe, Australasia, Far East (“EAFE®”) Index (unhedged)

Investment Focus:	Large-cap equity investments in companies that are organized outside the United States or whose securities are primarily traded outside the United States

Investment Style:	Quantitative

Symbols:	GCISX

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap companies that are organized outside the United States or whose securities are principally traded outside the United States.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.*

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time, provided the Fund’s assets are invested in at least three foreign countries. The Fund may invest in the securities of issuers in countries with emerging markets or economies (“emerging countries”).

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

9

Goldman Sachs Structured International Equity Fund continued

The Fund seeks broad representation of large-cap issuers across major countries and sectors of the international economy. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research, including but not limited to valuation, momentum, profitability and earnings, in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the EAFE® Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE® Index.

Other. The Fund’s investments in fixed-income securities are limited to securities that are considered to be cash equivalents.

10

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual/ semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“Additional Statement”).

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage; limited	Structured	Structured	Structured	Structured	Structured
only by the objectives and strategies of the Fund	Large Cap	U.S.	Large Cap	Small Cap	International
— Not permitted	Value	Equity	Growth	Equity	Equity
	Fund	Fund	Fund	Fund	Fund

Investment Practices
Borrowings	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
Cross Hedging of Currencies	•	•	•	•	•
Currency Swaps*	—	—	—	—	15
Custodial Receipts and Trust Certificates	•	•	•	•	•
Equity Swaps*	•	•	•	•	•
Foreign Currency Transactions**	•	•	•	•	•
Futures Contracts and Options on Futures Contracts	•[1]	•[2]	•[1]	•[1]	•
Investment Company Securities (including iSharesSM and Standard & Poor’s Depositary Receipts™)	10	10	10	10	10
Options on Foreign Currencies[3]	•	•	•	•	•
Options on Securities and Securities Indices[4]	•	•	•	•	•
Repurchase Agreements	•	•	•	•	•
Securities Lending	33 1/3	33 1/3	33 1/3	33 1/3	33 1/3
Unseasoned Companies	•	•	•	•	•
Warrants and Stock Purchase Rights	•	•	•	•	•
When-Issued Securities and Forward Commitments	•	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and all swap transactions that are not deemed liquid.

**	Limited by the amount the Fund invests in foreign securities.

[1]	The Structured Large Cap Value, Structured Large Cap Growth, Structured Small Cap Equity and Structured International Equity Funds may enter into futures transactions only with respect to a representative index.

[2]	The Structured U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500® Index.
[3]	The Funds may purchase and sell call and put options.
[4]	The Funds may sell covered call and put options and purchase call and put options.

11

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)

• No specific percentage limitation	Structured	Structured	Structured	Structured	Structured
on usage; limited only by the	Large Cap	U.S.	Large Cap	Small Cap	International
objectives and strategies of the Fund	Value	Equity	Growth	Equity	Equity
— Not permitted	Fund	Fund	Fund	Fund	Fund

Investment Securities
American, European and Global Depositary Receipts[5]	•	•	•	•	•
Bank Obligations[6]	•	•	•	•	•
Convertible Securities[7]	•	•	•	•	•
Corporate Debt Obligations[6]	•	•	•	•	•
Equity Investments	80+	90+	80+	80+	80+
Emerging Country Securities	—	—	—	—	25
Fixed-Income Securities[6,8]	20	10	20	20	20
Foreign Government Securities[6]	—	—	—	—	•
Foreign Securities[9]	•	•	•	•	•
Real Estate Investment Trusts	•	•	•	•	•
Structured Securities*	•	•	•	•	•
Temporary Investments	35	35	35	35	35
U.S. Government Securities[6]	•	•	•	•	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[5]	The Funds, other than the Structured International Equity Fund, may not invest in European Depositary Receipts.
[6]	Limited by the amount the Fund invests in fixed-income securities and limited to cash equivalents only. The Funds may invest in bank obligations issued by U.S. or foreign banks.
[7]	The Funds have no minimum rating criteria for convertible debt securities.
[8]	Except as noted under “Convertible Securities,” fixed-income securities must be investment grade (i.e., BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).
[9]	Except for the Structured International Equity Fund, equity securities of foreign issuers must be traded in the United States.

12

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insur-ance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	Structured	Structured	Structured	Structured	Structured
	Large Cap	U.S.	Large Cap	Small Cap	International
• Applicable	Value	Equity	Growth	Equity	Equity
— Not applicable	Fund	Fund	Fund	Fund	Fund

Credit/ Default	—	—	—	—	•

Foreign	•	•	•	•	•

Stock	•	•	•	•	•

Derivatives	•	•	•	•	•

Interest Rate	•	•	•	•	•

Management	•	•	•	•	•

Market	•	•	•	•	•

Liquidity	•	•	•	•	•

Investment Style	•	•	•	•	•

Mid Cap and Small Cap	•	•	•	•	•

Emerging Countries	—	—	—	—	•

Geographic	—	—	—	—	•

13

All Funds:

■	Credit/ Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
■	Interest Rate Risk—The risk that when interest rates increase, securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in small and mid-capitalization stocks and REITs will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which GSAM or an affiliate now or in the future acts as investment adviser or

14

PRINCIPAL RISKS OF THE FUNDS

underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s net asset value (“NAV”).
■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.
■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

Specific Funds:

■	Emerging Countries Risk—The securities markets of Asian, Latin, Central and South American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.
■	Geographic Risk—Concentration of the investments of Structured International Equity Fund in issuers located in a particular country or region will subject the

15

Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

Concentration of the investments of the structured International Equity Fund in issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

16

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Service Shares from year to year; and (b) how the average annual total returns of a Fund’s Service Shares compare to those of broad-based securities market indices. The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Service Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Service Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Service Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Service Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historical highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

17

Structured Large Cap Value Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2006 was 10.39%. Best Quarter* Q2 ’03 +14.68% Worst Quarter* Q3 ’02 -17.09%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Service Shares (Inception 12/31/98)
Returns Before Taxes	8.14%	5.13%	5.49%
Returns After Taxes on Distributions**	7.73%	4.84%	5.10%
Returns After Taxes on Distributions and Sale of Fund Shares**	5.83%	4.34%	4.58%
Russell 1000® Value Index***	7.05%	5.27%	5.81%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000® Value Index (inception date 1/1/99) is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

18

FUND PERFORMANCE

Structured U.S. Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2006 was 6.86%. Best Quarter* Q4 ’98 +21.46% Worst Quarter* Q3 ’02 -15.63%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Service Shares (Inception 6/7/96)
Returns Before Taxes	6.43%	1.88%	8.18%
Returns After Taxes on Distributions**	6.38%	1.84%	7.08%
Returns After Taxes on Distributions and Sale of Fund Shares**	4.24%	1.60%	6.67%
S&P 500® Index***	4.91%	0.54%	8.37%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

19

Structured Large Cap Growth Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2006 was 3.22%. Best Quarter* Q4 ’98 +25.52% Worst Quarter* Q1 ’01 -22.07%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Service Shares (Inception 5/1/97)
Returns Before Taxes	5.67%	-2.82%	4.33%
Returns After Taxes on Distributions**	5.67%	-2.83%	3.93%
Returns After Taxes on Distributions and Sale of Fund Shares**	3.69%	-2.38%	3.56%
Russell 1000® Growth Index***	5.26%	-3.58%	4.40%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 1000® Growth Index, an unmanaged index, is a market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

20

FUND PERFORMANCE

Structured Small Cap Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2006 was 3.45%. Best Quarter* Q2 ’03 +21.05% Worst Quarter* Q3 ’98 -24.34%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Service Shares (Inception 8/15/97)
Returns Before Taxes	7.35%	9.15%	7.83%
Returns After Taxes on Distributions**	5.28%	8.04%	6.79%
Returns After Taxes on Distributions and Sale of Fund Shares**	5.65%	7.50%	6.37%
Russell 2000® Index***	4.55%	8.22%	7.36%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

21

Structured International Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2006 was 15.70%. Best Quarter* Q4 ’98 +18.97% Worst Quarter* Q3 ’02 -19.63%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Service Shares (Inception 8/15/97)
Returns Before Taxes	14.54%	5.64%	4.26%
Returns After Taxes on Distributions**	14.31%	5.54%	3.95%
Returns After Taxes on Distributions and Sale of Fund Shares**	9.82%	4.87%	3.58%
MSCI® EAFE® (unhedged)***	14.02%	4.94%	5.44%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

22

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.

	Structured	Structured	Structured	Structured	Structured
	Large Cap	U.S.	Large Cap	Small Cap	International
	Value	Equity	Growth	Equity	Equity
	Fund	Fund	Fund	Fund	Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Redemption Fees	None	None	None	None	2.0% [1]
Exchange Fees	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)2:

Management Fees[3]*	0.60%	0.65%	0.65%	0.85%	0.82%

Other Expenses*	0.59%	0.60%	0.61%	0.61%	0.62%
Service Fees[4]	0.25%	0.25%	0.25%	0.25%	0.25%
Shareholder Administration Fees	0.25%	0.25%	0.25%	0.25%	0.25%
All Other Expenses[5]*	0.09%	0.10%	0.11%	0.11%	0.12%

Total Fund Operating Expenses[2]*	1.19%	1.25%[3]	1.26%[3]	1.46%	1.44%

See page 24 for all other footnotes.

*	The “Management Fees”, “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Funds are as set forth below. The waivers and expense limitations, may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the “Management Fees” “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Structured	Structured	Structured	Structured	Structured
	Large Cap	U.S.	Large Cap	Small Cap	International
	Value	Equity	Growth	Equity	Equity
	Fund	Fund	Fund	Fund	Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[2]
Management Fees[3]	0.51%	0.51%	0.51%	0.81%	0.81%
Other Expenses	0.54%	0.54%	0.54%	0.54%	0.54%
Service Fees[4]	0.25%	0.25%	0.25%	0.25%	0.25%
Shareholder Administration Fees	0.25%	0.25%	0.25%	0.25%	0.25%
All Other Expenses[5]	0.04%	0.04%	0.04%	0.04%	0.04%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.05%	1.05%	1.05%	1.35%	1.35%

23

Fund Fees and Expenses continued

[1]	A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 30 calendar days or less.

[2]	The Funds’ annual operating expenses are based on actual expenses for the fiscal year ended August 31, 2006.

[3]	The Investment Adviser is entitled to a management fee at an annual rate equal to the following percentages of the average daily net assets of the Funds:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Structured Large Cap Value	0.60%	First $1 Billion
	0.54%	Next $1 Billion
	0.51%	Over $2 Billion

Structured U.S. Equity	0.65%	First $1 Billion
	0.59%	Next $1 Billion
	0.56%	Over $2 Billion

Structured Large Cap Growth	0.65%	First $1 Billion
	0.59%	Next $1 Billion
	0.56%	Over $2 Billion

Structured Small Cap Equity	0.85%	First $2 Billion
	0.77%	Over $2 Billion

Structured International Equity	0.85%	First $1 Billion
	0.77%	Next $1 Billion
	0.73%	Over $2 Billion

Additionally, as of the date of this Prospectus, the Investment Adviser is voluntarily waiving a portion of its management fee equal to 0.09%, 0.14%, 0.14%, 0.04% and 0.01% based on the average daily net assets of the Structured Large Cap Value Fund, Structured U.S. Equity Fund, Structured Large Cap Growth Fund, Structured Small Cap Equity Fund and Structured International Equity Fund, respectively.

[4]	Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.

[5]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” (excluding management fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the following annual percentage rates of each Fund’s average daily net assets:

Other
Fund	Expenses

Structured Large Cap Value	0.004%
Structured U.S. Equity	0.004%
Structured Large Cap Growth	0.004%
Structured Small Cap Equity	0.004%
Structured International Equity	0.004%

These expense reductions may be terminated at any time at the option of the Investment Adviser.

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FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Structured Large Cap Value	$121	$378	$654	$1,443

Structured U.S. Equity	$127	$397	$686	$1,511

Structured Large Cap Growth	$128	$400	$692	$1,523

Structured Small Cap Equity	$149	$462	$797	$1,746

Structured International Equity	$147	$456	$787	$1,724

Service Organizations that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares on behalf of their customers may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Payments to Intermediaries” in the Additional Statement.

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Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005	Structured Large Cap Value Structured U.S. Equity Structured Large Cap Growth Structured Small Cap Equity Structured International Equity

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of September 30, 2006, GSAM had assets under management of $576.4 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

26

SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

Actual Rate
For the Fiscal
	Management Fee	Average Daily	Year Ended
Fund	Annual Rate	Net Assets	August 31, 2006

Structured Large Cap Value	0.60%	First $1 Billion	0.60%
	0.54%	Next $1 Billion
	0.51%	Over $2 Billion

Structured U.S. Equity	0.65%	First $1 Billion	0.65%
	0.59%	Next $1 Billion
	0.56%	Over $2 Billion

Structured Large Cap Growth	0.65%	First $1 Billion	0.65%
	0.59%	Next $1 Billion
	0.56%	Over $2 Billion

Structured Small Cap Equity	0.85%	First $2 Billion	0.85%
	0.77%	Over $2 Billion

Structured International Equity	0.85%	First $1 Billion	0.82%
	0.77%	Next $1 Billion
	0.73%	Over $2 Billion

The Investment Adviser may voluntarily waive a portion of its advisory fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds in 2006 is available in the respective Fund’s annual report dated August 31, 2006.

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FUND MANAGERS

Quantitative Domestic Equity Portfolio Management Team

■	A stable and growing team supported by an extensive internal staff

■	More than $100 billion in equities currently under management, including over $52 billion in US equities

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Melissa Brown Managing Director	Senior Portfolio Manager— Structured U.S. Equity Structured Large Cap Growth Structured Small Cap Equity Structured Large Cap Value	Since 1998 1998 1998 1998	Ms. Brown joined the Investment Adviser as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities Equity Research.

Robert C. Jones Chief Investment Officer Managing Director	Senior Portfolio Manager— Structured U.S. Equity Structured Large Cap Growth Structured Small Cap Equity Structured Large Cap Value	Since 1991 1997 1997 1998	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Melissa Brown, CFA, is a Managing Director and Senior Portfolio Manager for US portfolios. She is also a member of the GQE Investment Policy Committee. Robert C. Jones, CFA, is a Managing Director and Chair of the GQE Investment Policy Committee, which oversees the portfolio management process. He currently serves as the Chief Investment Officer for the GQE team. The computer optimizer constructs the portfolio based on the team’s models and design and no one person on the team has a subjective override of the computer optimizer process, except in very limited cases.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

Quantitative International Equity Portfolio Management Team

■	Portfolio team based in New York. Experienced, highly qualified and stable quantitative team reflects our commitment to a superior research effort

■	Team manages approximately $102.6 billion in global/international equities for retail, institutional and high net worth clients

28

SERVICE PROVIDERS

■	Designed to invest in international markets, seeking to add value from diversified sources of return — top-down country selection and bottom-up stock selection
______________________________________________________________________________________________________________

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Len Ioffe Managing Director	Senior Portfolio Manager— Structured International Equity	Since 2001	Mr. Ioffe joined the Investment Adviser as an associate in 1995. He became a portfolio manager in 1996.

Robert C. Jones Managing Director	Senior Portfolio Manager— Structured International Equity	Since 1997	Mr. Jones joined the Investment Adviser as a portfolio manager in 1989.

Len Ioffe, CFA, is a Managing Director and Senior Portfolio Manager on the GQE team, where he is responsible for portfolio management of global and non-US portfolios. He is also a member of the GQE Investment Policy Committee. Robert C. Jones, CFA, is a Managing Director and Chair of the GQE Investment Policy Committee, which oversees portfolio management process. He currently serves as the Chief Investment Officer for the GQE team. The computer optimizer constructs the portfolio based on the team’s models and design and no one person on the team has a subjective override of the computer optimizer process, except in very specific limited cases.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Suite 500, Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

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ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates and other accounts managed by Goldman Sachs and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may adversely impact the Funds. Transactions by one or more Goldman Sachs advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others

30

SERVICE PROVIDERS

associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Funds. For more information about conflicts of interest, see the Additional Statement.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, the Goldman Sachs Funds included in this Prospectus and certain other investment portfolios of the Trust were named as nominal defendants (collectively, the “Goldman Sachs Funds”). On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, In re Goldman Sachs Mutual Funds Fee Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman, Sachs & Co., the Trust, Goldman Sachs Variable Insurance Trust (“GSVIT”), the Trustees and Officers of the Trust and GSVIT and John Doe Defendants (collectively, the “Defendants”) in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and GSVIT (collectively, the “Goldman Sachs Funds”) were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

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The second amended consolidated complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), asserts claims involving (i) violations of the Investment Company Act of 1940 (the “Investment Company Act”) and the Investment Advisers Act of 1940, (ii) common law breaches of fiduciary duty and (iii) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. The plaintiffs in the cases are seeking compensatory damages; rescission of GSAM’s and GSAMI’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees. On January 13, 2006, all claims against the Defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals on similar litigation.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to its clients, including the Goldman Sachs Funds.

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Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain Goldman Sachs Institutional Liquid Assets Portfolios (“ILA Portfolios”). See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

	Investment	Capital Gains
Fund	Income Dividends	Distributions

Structured Large Cap Value	Quarterly	Annually

Structured U.S. Equity	Annually	Annually

Structured Large Cap Growth	Annually	Annually

Structured Small Cap Equity	Annually	Annually

Structured International Equity	Annually	Annually

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

33

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Service Shares.

HOW TO BUY SHARES

How Can I Purchase Service Shares Of The Funds?
Generally, Service Shares may be purchased only through institutions that have agreed to provide shareholder administration and personal and account maintenance services to their customers who are the beneficial owners of Service Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Purchases of Service Shares must be settled within three business days of receipt of a complete purchase order.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should either:

■	Place an order with Goldman Sachs at 1-800-621-2550 and wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian) on the next business day; or

■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), P.O. Box 06050, Chicago, IL 60606-6306. The Fund will not accept a check drawn on foreign banks, third-party checks, cashier’s checks or official checks, temporary checks, electronic checks, drawer checks, cash, money orders, travelers cheques, or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services; and
■	Shareholder administration services.

34

SHAREHOLDER GUIDE

Personal and account maintenance services include:

■	Providing facilities to answer inquiries and responding to correspondence with the Service Organization’s customers
■	Acting as liaison between the Service Organization’s customers and the Trust
■	Assisting customers in completing application forms, selecting dividend and other options, and similar services

Shareholder administration services include:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem and exchange shares for customers
■	Processing payments for customers

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV per share next determined after such acceptance.

■	Service Organizations and intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan and a separate shareholder administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of the Service Shares of the Funds that are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may make payments to Service Organizations and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the service fees described in this Prospectus. Such payments are intended to compensate

35

Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, Distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Funds. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the Additional Statement for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Service Organization or Intermediary for more information about the payments it receives and any potential conflicts of interest.

In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?
The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

36

SHAREHOLDER GUIDE

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

Generally, the Funds will not allow non-U.S. citizens and certain U.S. citizens residing outside the United States to open an account directly with the Funds.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, which will be reviewed solely for customer identification purposes, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

37

How Are Shares Priced?

The price you pay when you buy Service Shares is a Fund’s next determined NAV for a share class. The price you receive when you sell or exchange Service Shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charge (e.g., redemption fees). The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under procedures established by the Trustees.

In the event that a Fund that invests a significant portion of assets in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Funds, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.

In addition, the Investment Adviser, consistent with applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.

38

SHAREHOLDER GUIDE

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.

■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form. Redemption proceeds are reduced by any applicable redemption fee.

■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s net asset value on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a net asset value that differs materially from the net asset value that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

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Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

HOW TO SELL SHARES

How Can I Sell Service Shares Of The Funds?

Generally, Service Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form, subject to any applicable redemption fee. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person (a Medallion signature guarantee may be required). The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change your current bank designations.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

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SHAREHOLDER GUIDE

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

■	For the 30-day period following a change of address, telephone redemptions will generally be filled by a wire transfer to the bank account designated in the Account Applications (see immediately preceding bullet point). For direct accounts to receive the redemption by check during this time period, a redemption request must be in the form of a written letter (a Medallion signature guarantee may be required).

■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: The Funds will arrange for redemption proceeds to be wired as federal funds to the domestic bank account designated in the recordholder’s Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be wired as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Investment Company Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value

41

of the Fund’s net assets not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption.
■	If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person (a Medallion signature guarantee may be required) to the Service Organization.

■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

By Check: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

What Do I Need To Know About The Redemption Fee?
The Structured International Equity Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Fund uses a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the Fund from which the redemption is made, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.
■	Redemptions of shares that are acquired or redeemed in connection with the participation in a systematic withdrawal program or automatic investment plan.
■	Redemption of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Asset Allocation Portfolios).
■	Redemptions of shares held through discretionary wrap programs or models programs that utilize a regularly scheduled automatic rebalancing of assets and

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SHAREHOLDER GUIDE

that have provided GSAM with certain representation regarding operating policies and standards.

■	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained pursuant to Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Internal Revenue Code of 1986, as amended. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.
■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.
■	Redemption of shares where the Fund is made available as an underlying investment in certain group annuity contracts.
■	Redemptions of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.

■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through a financial intermediary in an omnibus or other group account, the Trust relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain intermediaries may not apply the exceptions listed above. If you invest through a financial intermediary, please contact your intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

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What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares in the event an Institution’s relationship with Goldman Sachs is terminated and you do not transfer your account to another Institution with a relationship with Goldman Sachs. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.

■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

■	Reinvest any amounts (e.g., dividends, distributions, or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?

A Service Organization may exchange Service Shares of a Fund at NAV for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) that are held for 30 calendar days or less (60 calendar days or less with respect to the Goldman Sachs High Yield Fund and High Yield Municipal Fund) may, however, be subject to a redemption fee as described above under “What Do

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SHAREHOLDER GUIDE

I Need To Know About The Redemption Fee?” The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the Prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund or the entire balance of the original Fund account should be exchanged. This requirement may be waived at the discretion of the Trust.

■	Normally, a telephone exchange will be made only to an identically registered account.

■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

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What Types Of Reports Will Be Sent Regarding Investments In Service Shares?
Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations. In addition, Service Organizations and other financial intermediaries will be responsible for providing any communication from a Fund to its shareholders, including but not limited to prospectus supplements, proxy materials, and notices regarding the sources of dividend payments pursuant to Section 19 under the Investment Company Act.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, the Structured International Equity Fund, certain other International Equity and certain Fixed Income Funds (which are

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SHAREHOLDER GUIDE

offered in separate prospectuses) impose a redemption fee on redemptions made within 30 calendar days of purchase (60 calendar days of purchase with respect to Goldman Sachs High Yield Fund and High Yield Municipal Fund) subject to certain exceptions. See “Shareholder Guide—How To Sell Shares—What do I Need to Know About the Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply. As a further deterrent to excessive trading, many foreign equity securities held by the Structured International Equity Fund are priced by the independent pricing service using fair valuation. For more information on fair valuation, please see “Shareholder Guide—How To Buy Shares—How are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading, Goldman Sachs may reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

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Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. A number of these financial intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code (the “Code”), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. The amount of a Fund’s distributions that qualify for this favorable tax treatment may be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations. For these lower rates to apply, the non-corporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date.

A sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2010.

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Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Funds’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate, or by investments in debt securities or foreign corporations. It is also not anticipated that any significant percentage of dividends paid by the Structured International Equity Fund will be eligible for the dividends-received deduction. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, each Fund may deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, the Structured International Equity Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

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TAXATION

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax. However, withholding is generally not required on properly designated distributions of long-term capital gains and of short-term capital gains and qualified interest income paid to non-U.S. investors before August 31, 2008. Although this designation will be made for capital gain distributions, the Funds do not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation of non-U.S. investors is included in the Additional Statement.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present when the borrower has the option to prepay its obligations.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

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APPENDIX A

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development,

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manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

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APPENDIX A

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. Beginning January 1, 2007, the euro will become the currency of Slovenia. In addition, Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, and Slovakia became members of the EMU on May 1, 2004 and Romania and Bulgaria will become members of the EMU on January 1, 2007, but these countries will not adopt the euro as their new currency until they can show that their economies have converged with the economies of the euro zone.

The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments

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of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May and June 2005, voters in France and the Netherlands rejected ratification of the EU Constitution causing some other countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Emerging Countries. The Structured International Equity Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin and South America and Africa. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an

56

APPENDIX A

issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

The Structured International Equity Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of

57

securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

The Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of the Funds’ currency exposure in emerging countries may not be covered by these techniques.

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, structured securities and foreign currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or credit events. Each Fund may also invest

58

APPENDIX A

in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options

■	Certain structured securities and swap transactions

■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is

59

determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of a Fund and its shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest

60

APPENDIX A

rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Structured International Equity Fund may enter into such transactions to seek to increase total return, which is considered a speculative practice. The Structured International Equity Fund may also enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark.

The Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency

61

hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

62

APPENDIX A

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on U.S. exchanges or (in the case of the Structured International Equity Fund) foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on a particular securities index. The Structured International Equity Fund may also purchase and sell futures contracts based on various securities, foreign currencies and other financial instruments and indices. The Funds may engage in futures transactions on U.S. exchanges and the Structured International Equity Fund may engage in transactions on foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices or currency exchange rates may result

63

in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

As an investment company registered with the SEC, a Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to its transactions in futures contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile.

64

APPENDIX A

To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

65

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total

66

APPENDIX A

assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts™. The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on an exchange that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on an exchange. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such

67

companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other

68

APPENDIX A

types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

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Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has not been in operation for five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request).

STRUCTURED LARGE CAP VALUE FUND

	Structured Large Cap Value Fund—Service Shares

	For the Year Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$12.73	$11.18	$9.50	$8.74	$10.31

Income (loss) from investment operations

Net investment income[a]	0.17	0.11	0.03	0.09	0.07

Net realized and unrealized gain (loss)	1.50	1.77	1.76	0.74	(1.58)

Total from investment operations	1.67	1.88	1.79	0.83	(1.51)

Distributions to shareholders

From net investment income	(0.10)	(0.08)	(0.11)	(0.07)	(0.06)

From net realized gains	(0.24)	(0.25)	—	—	—

Total distributions	(0.34)	(0.33)	(0.11)	(0.07)	(0.06)

Net asset value, end of year	$14.06	$12.73	$11.18	$9.50	$8.74

Total return[b]	13.35%	17.06%	18.89%	9.58%	(14.70)%

Net assets, end of year (in 000s)	$1,697	$799	$487	$327	$281

Ratio of net expenses to average net assets	1.11%	1.20%	1.20%	1.21%	1.21%

Ratio of net investment income to average net assets	1.28%	0.87%	0.84%	1.02%	0.72%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.20%	1.24%	1.25%	1.32%	1.30%

Ratio of net investment income to average net assets	1.19%	0.83%	0.79%	0.91%	0.63%

Portfolio turnover rate	127%	132%	154%	102%	112%

See page 75 for all footnotes.

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APPENDIX B

STRUCTURED U.S. EQUITY FUND

	Structured U.S. Equity Fund—Service Shares

	For the Years Ended August 31,

	2006	2005		2004	2003	2002

Net asset value, beginning of year	$28.88	$25.60		$22.40	$20.03	$24.15

Income (loss) from investment operations

Net investment income[a]	0.21	0.23	[c]	0.08	0.07	0.02

Net realized and unrealized gain (loss)	2.50	3.25		3.19	2.30	(4.14)

Total from investment operations	2.71	3.48		3.27	2.37	(4.12)

Distributions to shareholders

From net investment income	(0.09)	(0.20)		(0.07)	—	—

Net asset value, end of year	$31.50	$28.88		$25.60	$22.40	$20.03

Total return[b]	9.39%	13.61%		14.60%	11.83%	(17.06)%

Net assets, end of year (in 000s)	$13,019	$10,328		$9,215	$7,717	$6,484

Ratio of net expenses to average net assets	1.09%	1.15%		1.23%	1.25%	1.24%

Ratio of net investment income to average net assets	0.70%	0.84	% [c]	0.33%	0.34%	0.09%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.25%	1.25%		1.35%	1.36%	1.34%

Ratio of net investment income to average net assets	0.55%	0.74	% [c]	0.21%	0.23%	(0.01)%

Portfolio turnover rate	129%	142%		112%	74%	74%

See page 75 for all footnotes.

71

STRUCTURED LARGE CAP GROWTH FUND

	Structured Large Cap Growth Fund—Service Shares

	For the Years Ended August 31,

	2006	2005		2004	2003	2002

Net asset value, beginning of year	$12.43	$11.04		$10.26	$9.01	$11.45

Income (loss) from investment operations

Net investment income (loss)[a]	0.02	0.04	[d]	(0.02)	(0.02)	(0.04)

Net realized and unrealized gain (loss)	0.65	1.35	[e]	0.80	1.27	(2.36)

Total from investment operations	0.67	1.39		0.78	1.25	(2.40)

Distributions to shareholders

From net realized gains	—	—		—	—	(0.04)

Net asset value, end of year	$13.10	$12.43		$11.04	$10.26	$9.01

Total return[b]	5.39%	12.59	% [f]	7.60%	13.87%	(21.06)%

Net assets, end of year (in 000s)	$260	$227		$361	$410	$409

Ratio of net expenses to average net assets	1.10%	1.21%		1.25%	1.28%	1.27%

Ratio of net investment income (loss) to average net assets	0.15%	0.38	% [d]	(0.20)%	(0.17)%	(0.41)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.26%	1.34%		1.39%	1.41%	1.37%

Ratio of net investment income (loss) to average net assets	(0.01)%	0.25	% [d]	(0.34)%	(0.30)%	(0.51)%

Portfolio turnover rate	111%	146%		149%	119%	113%

See page 75 for all footnotes.

72

APPENDIX B

STRUCTURED SMALL CAP EQUITY FUND

	Structured Small Cap Equity Fund— Service Shares

	For the Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$14.40	$12.13	$11.53	$9.30	$10.55

Income (loss) from investment operations

Net investment income (loss)[a]	(0.01)	(0.03)	(0.05)	0.01	0.01

Net realized and unrealized gain (loss)	0.34	2.99	1.36	2.22	(0.84)

Total from investment operations	0.33	2.96	1.31	2.23	(0.83)

Distributions to shareholders

From net investment income	—	—	(0.02)	—	(0.02)

From net realized gains	(1.14)	(0.69)	(0.69)	—	(0.40)

Total distributions	(1.14)	(0.69)	(0.71)	—	(0.42)

Net asset value, end of year	$13.59	$14.40	$12.13	$11.53	$9.30

Total return[b]	2.30%	24.86%	11.79%	23.87%	(8.27)%

Net assets, end of period (in 000s)	$29,501	$38,412	$42,618	$40,775	$28,999

Ratio of net expenses to average net assets	1.37%	1.43%	1.43%	1.44%	1.44%

Ratio of net investment income (loss) to average net assets	(0.09)%	(0.26)%	(0.40)%	0.15%	0.15%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.46%	1.51%	1.53%	1.62%	1.68%

Ratio of net investment loss to average net assets	(0.18)%	(0.34)%	(0.50)%	(0.03)%	(0.09)%

Portfolio turnover rate	151%	149%	153%	149%	136%

See page 75 for all footnotes.

73

STRUCTURED INTERNATIONAL EQUITY FUND

	Structured International Equity Fund—Service Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$11.73	$9.54	$7.70	$7.39	$8.41

Income (loss) from investment operations

Net investment income[a]	0.18	0.29	0.15	0.10	0.05

Net realized and unrealized gain (loss)	2.59	1.98	1.77	0.27	(1.07)

Total from investment operations	2.77	2.27	1.92	0.37	(1.02)

Distributions to shareholders

From net investment income	(0.11)	(0.08)	(0.08)	(0.06)	—

From net realized gains	(0.08)	—	—	—	—

Total distributions	(0.19)	(0.08)	(0.08)	(0.06)	—

Net asset value, end of year	$14.31	$11.73	$9.54	$7.70	$7.39

Total return[b]	23.87%	23.93%	25.08%	5.14%	(12.13)%

Net assets, end of year (in 000s)	$40,369	$22,429	$144	$31	$18

Ratio of net expenses to average net assets	1.37%	1.49%	1.51%	1.52%	1.52%

Ratio of net investment income to average net assets	1.38%	2.33%	1.55%	1.45%	0.60%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.46%	1.50%	1.60%	1.69%	1.67%

Ratio of net investment income to average net assets	1.29%	2.32%	1.46%	1.28%	0.45%

Portfolio turnover rate	59%	73%	99%	122%	115%

See page 75 for all footnotes.

74

APPENDIX B

Footnotes:

a	Calculated based on the average shares outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

c	Reflects income recognized from a special dividend which amounted to $0.10 per share and 0.03% of average net assets.

d	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.30% of average net assets.
e	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.

f	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated, the performance would have been 12.50% for Service Shares.

75

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Index

1	General Investment Management Approach

4	Fund Investment Objectives and Strategies
	4	Goldman Sachs Structured Large Cap Value Fund
	6	Goldman Sachs Structured U.S. Equity Fund
	7	Goldman Sachs Structured Large Cap Growth Fund
	8	Goldman Sachs Structured Small Cap Equity Fund
	9	Goldman Sachs Structured International Equity Fund

11	Other Investment Practices and Securities

13	Principal Risks of the Funds

17	Fund Performance

23	Fund Fees and Expenses

26	Service Providers

33	Dividends

34	Shareholder Guide
	34	How To Buy Shares
	40	How To Sell Shares

49	Taxation

52	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

70	Appendix B Financial Highlights

Structured Equity Funds Prospectus (Service Shares)

FOR MORE INFORMATION

Annual/ Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the Additional Statement at the Funds’ website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, P.O. Box 06050 Chicago, IL 60606

■ On the Internet:	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents (including the Additional Statement) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

GSAM® is a registered service mark of Goldman, Sachs & Co.

STRUCTPROSVC

Prospectus

Class A, B and C Shares

December 29, 2006

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

■ Goldman Sachs Concentrated International Equity Fund

■  Goldman Sachs Japanese Equity Fund

■  Goldman Sachs International Small Cap Fund

■  Goldman Sachs Emerging Markets Equity Fund

■  Goldman Sachs Asia Equity Fund

■ Goldman Sachs BRIC Fund (Brazil, Russia, India, China)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management International (“GSAMI”) serves as investment adviser to the Concentrated International Equity (formerly, International Equity), Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity and BRIC Funds. GSAMI is referred to in this Prospectus as the “Investment Adviser.”

ACTIVE INTERNATIONAL STYLE FUNDS

GSAMI’s Active International Investment Philosophy:

Belief	How the Investment Adviser Acts on Belief

■ Equity markets are inefficient	Seeks excess return through team driven, research intensive and bottom-up stock selection.

■ Corporate fundamentals ultimately drive share price	Seeks to conduct rigorous, first-hand research of business and company management.

■ A business’ intrinsic value will be achieved over time	Seeks to realize value through a long-term investment horizon.

The Investment Adviser attempts to manage risk in these Funds through disciplined portfolio construction and continual portfolio review and analysis. As a result, bottom-up stock selection, driven by fundamental research, should be a main driver of returns.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

1

Fund Investment Objectives and Strategies

Goldman Sachs Concentrated International Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® EAFE® Index (unhedged)

Investment Focus:	Concentrated portfolio in equity investments in companies organized outside the United States or whose securities are principally traded outside the United States

Investment Style:	Active International

Symbols:	Class A: GSIFX; Class B: GSEBX; Class C: GSICX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks this objective by investing in the stocks of leading companies within developed and emerging countries around the world, outside the U.S.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.* The Fund intends to invest in companies with public stock market capitalizations that are larger than $500 million at the time of investment. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Investment Adviser to be positioned for long-term capital appreciation.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries.

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

2

FUND INVESTMENT OBJECTIVES AND STRATEGIES

The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. From time to time, the Fund’s investments in a particular developed country may exceed 25% of its investment portfolio. In addition, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations.

Other. The Fund may also invest up to 20% of its Net Assets in fixed-income securities, such as government, corporate and bank debt obligations. The Fund’s investments may include companies of all capitalization sizes.

3

Goldman Sachs Japanese Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Tokyo Price Index (“TOPIX”) (unhedged)

Investment Focus:	Equity investments in Japanese issuers

Investment Style:	Active International

Symbols:	Class A: GSJAX; Class B: GSJBX; Class C: GSJCX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks this objective by investing primarily in Japanese issuers.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in Japanese issuers.*

A Japanese issuer is a company that either:

■	Has a class of its securities whose principal securities market is in Japan;
■	Is organized under the laws of, or has a principal office in, Japan;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in Japan; or
■	Maintains 50% or more of its assets in Japan.

The Fund’s concentration in Japanese issuers will expose it to the risks of adverse social, political and economic events which occur in Japan or affect the Japanese markets. These risks, some of which are discussed briefly below, may adversely affect the ability of the Fund to achieve its investment objective.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Japan’s economy grew substantially after World War II. More recently, however, Japan’s economic growth has been substantially below the level of earlier decades. In recent years, Japan has experienced stagnant consumer demand, higher unemployment and deflationary pressures. In response to these conditions, Japan has attempted to implement changes regarding high wages and taxes, currency valuations, structural rigidities, political reform and the deregulation of its economy. Although real gross domestic product in 2004 and 2005 was positive, progress on these reforms has not been fast.

Japan’s economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. A substantial rise in world oil or commodity prices, or a fall-off in Japan’s manufactured exports, could be expected to affect Japan’s economy adversely. Japan’s banking industry and, more generally, the Japanese economy have suffered from non-performing loans, low real estate values and lower valuations of securities holdings. Many Japanese banks have required public funds to avert insolvency. In 2003, to help Japanese banks shed their non-performing loans, Japan’s Financial Services Agency established the Industrial Revitalization Corporation Japan (“IRCJ”) to assist in cleaning up the non-performing loans of the Japanese banking sector. The IRCJ is modeled after the Resolution Trust Corporation which was created in the United States to address the savings and loans crisis and is scheduled to complete its work and be dissolved in 2008. However several banks paid back all their public money in 2006. Recent economic performance has shown improvements with positive GDP growth in 2004 and 2005 and reduction in non-performing loans since 2002.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in non-Japanese issuers and in fixed-income securities, such as government, corporate and bank debt obligations. The Fund’s investments may include companies of all capitalization sizes.

5

Goldman Sachs International Small Cap Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	S&P/Citigroup EMI World ex-U.S. Index

Investment Focus:	Small-cap foreign equity investments

Investment Style:	Active International

Symbols:	Class A: GISAX; Class B: GISBX; Class C: GISCX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks this objective by investing primarily in the equity securities of small companies around the world, outside the U.S.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in non-U.S. small-cap companies.* These are companies:

■	With public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within $100 million and $4 billion, at the time of investment; and
■	That are organized outside the United States or whose securities are principally traded outside the United States.

The Fund seeks to achieve its investment objective by investing in issuers that are considered by the Investment Adviser to be strategically positioned for long-term growth.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in securities of companies in the developed countries of Western Europe, Japan and Asia. From time to time, the Fund’s investments in a particular developed country may exceed 25% of its investment portfolio. In addition, the

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Fund may invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in companies with public stock market capitalizations outside the market capitalization range stated above at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations. If the market capitalization of a company held by the Fund moves outside the range stated above, the Fund may, consistent with its investment objective, continue to hold the security.

7

Goldman Sachs Emerging Markets Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® Emerging Markets Index

Investment Focus:	Equity investments in emerging country issuers

Investment Style:	Active International

Symbols:	Class A: GEMAX; Class B: GEKBX; Class C: GEMCX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks this objective by investing primarily in the equity securities of emerging country issuers.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in emerging country issuers.* The Investment Adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund’s investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments:

■ Argentina ■ Brazil ■ Chile ■ China ■ Columbia ■ Czech Republic	■ Egypt ■ Hungary ■ India ■ Indonesia ■ Israel ■ Jordan	■ Korea ■ Malaysia ■ Mexico ■ Morocco ■ Pakistan ■ Peru	■ Philippines ■ Poland ■ Russia ■ South Africa ■ South Korea ■ Sri Lanka	■ Taiwan ■ Thailand ■ Turkey ■ Venezuela ■ Vietnam

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

An emerging country issuer is any company that either:

■	Has a class of its securities whose principal securities market is in an emerging country;
■	Is organized under the laws of, or has a principal office in, an emerging country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or
■	Maintains 50% or more of its assets in one or more emerging countries.

Under normal circumstances, the Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its Net Assets in securities of issuers in any one emerging country. Allocation of the Fund’s investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers’ and Goldman Sachs economists’ views of the relative attractiveness of emerging countries and currencies are considered in allocating the Fund’s assets among emerging countries.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in (i) fixed-income securities of private and government emerging country issuers; and (ii) equity and fixed-income securities, such as government, corporate and bank debt obligations, of developed country issuers.

9

Goldman Sachs Asia Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® All Country Asia ex-Japan Index (unhedged)

Investment Focus:	Equity investments in issuers in Asian countries

Investment Process:	Active International

Symbols:	Class A: GSAGX; Class B: GSABX; Class C: GSACX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks this objective by investing primarily in issuers in Asian countries.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in Asian issuers.*

An Asian issuer is any company that either:

■	Has a class of its securities whose principal securities market is in one or more Asian countries;
■	Is organized under the laws of, or has a principal office in, an Asian country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more Asian countries; or
■	Maintains 50% or more of its assets in one or more Asian countries.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

10

FUND INVESTMENT OBJECTIVES AND STRATEGIES

The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund’s investment policies, Asian countries include:

■ China	■ Malaysia	■ South Korea
■ Hong Kong	■ Pakistan	■ Sri Lanka
■ India	■ Philippines	■ Taiwan
■ Indonesia	■ Singapore	■ Thailand

as well as any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments.

A majority of Asian countries can be characterized as either developing or newly industrialized economies and tend to experience more volatile economic cycles than developed countries. Some countries in the region have in the past experienced currency devaluations that resulted in high interest rate levels, sharp reductions in economic activity, and significant drops in securities prices. Some countries in the region have in the past imposed restrictions on converting local currency which prevented foreign firms from selling assets and repatriating funds. Many countries in the region have historically faced political uncertainty, corruption, military intervention and social unrest. Examples include ethnic and sectarian violence in Indonesia and India, armed conflict between India and Pakistan and insurgencies in the Philippines.

Allocation of the Fund’s investments will depend upon the Investment Adviser’s views of the relative attractiveness of the Asian markets and particular issuers, and allocations are subject to change in light of those views. Concentration of the Fund’s assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund’s assets were not so concentrated.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in issuers located in non-Asian countries and Japan, and in fixed-income securities, such as government, corporate and bank debt obligations.

11

Goldman Sachs BRIC Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® EM BRIC 5-25 Constrained Index[1]

Investment Focus:	Equity investments primarily in Brazil, Russia, India and China or in issuers that participate in these markets

Investment Style:	Active International

Symbols:	Class A: GBRAX Class C: GBRCX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks this objective by investing primarily in equity investments in Brazil, Russia, India and China or issuers that participate in these markets.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a concentrated portfolio of equity investments in Brazil, Russia, India and China (“BRIC countries”) or in issuers that participate in the markets of the BRIC countries by deriving a significant amount of their total revenue or profit from goods produced, sales made or services provided or by maintaining a significant amount of their assets in BRIC countries.* Under normal circumstances, the Fund maintains investments in at least four emerging countries, Brazil, Russia, India and China. Generally, the Fund may invest in issuers that expose the Fund to the prevailing economic circumstances and

[1]	Effective December 29, 2006, the MSCI® EM BRIC 5-25 Constrained Index replaced the MSCI® EM BRIC Index as the Fund’s benchmark. The MSCI® EM BRIC 5-25 Constrained Index covers approximately 228 securities with a general allocation of 27% Brazil, 22% Russia, 20% India and 31% China. The index is constrained so that no one stock can be greater than 5% of the index. Additionally, the total of all positions with individual stock weightings greater than 2.5% cannot exceed 25%. In the Investment Adviser’s opinion, the MSCI® EM BRIC 5-25 Constrained Index is a more appropriate benchmark against which to measure the performance of the Fund.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

12

FUND INVESTMENT OBJECTIVE AND STRATEGIES

factors present in the BRIC countries. The Fund may invest in other emerging country issuers, in addition to BRIC country issuers.

An “emerging country issuer” is any company that either: (i) has a class of its securities whose principal securities market is in an emerging country; (ii) is organized under the laws of, or has a principal office in, an emerging country; (iii) derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or (iv) maintains 50% or more of its assets in one or more emerging countries.

Allocation of the Fund’s investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers’ views of the relative attractiveness of emerging countries and currencies are considered in allocating the Fund’s assets among emerging countries. For more information about the Fund’s purchases of equity investments, see “Appendix A — General Portfolio Risks.”

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in (i) equity and fixed-income securities of private and government emerging country issuers; and (ii) equity and fixed-income securities, such as government, corporate and bank debt obligations, of developed and emerging country issuers. The Fund’s investments may include companies of all capitalization sizes.

THE BRIC FUND IS “NON-DIVERSIFIED” UNDER THE INVESTMENT COMPANY ACT OF 1940 (“INVESTMENT COMPANY ACT”), AND MAY INVEST MORE OF ITS ASSETS IN FEWER ISSUERS THAN “DIVERSIFIED” MUTUAL FUNDS. THEREFORE, THE BRIC FUND MAY BE MORE SUSCEPTIBLE TO ADVERSE DEVELOPMENTS AFFECTING ANY SINGLE ISSUER HELD IN ITS PORTFOLIO, AND MAY BE MORE SUSCEPTIBLE TO GREATER LOSSES BECAUSE OF THESE DEVELOPMENTS.

13

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“Additional Statement”).

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;	Concentrated
limited only by the objectives and strategies	International
of the Fund	Equity
— Not permitted	Fund

Investment Practices

Borrowings	33 1/3

Cross Hedging of Currencies	•

Currency Swaps*	•

Custodial Receipts and Trust Certificates	•

Equity Swaps*	•

Foreign Currency Transactions	•

Futures Contracts and Options on Futures Contracts	•

Investment Company Securities (including exchange-traded funds)	10

Options on Foreign Currencies[1]	•

Options on Securities and Securities Indices[2]	•

Repurchase Agreements	•

Securities Lending	33 1/3

Short Sales Against the Box	25

Unseasoned Companies	•

Warrants and Stock Purchase Rights	•

When-Issued Securities and Forward Commitments	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and all swap transactions that are not deemed liquid.

[1]	The Funds may purchase and sell call and put options.
[2]	The Funds may sell covered call and put options and purchase call and put options.

14

OTHER INVESTMENT PRACTICES AND SECURITIES

Emerging
Japanese	International	Markets	Asia
Equity	Small Cap	Equity	Equity	BRIC
Fund	Fund	Fund	Fund	Fund

33 1/3	33 1/3	33 1/3	33 1/3	33 1/3

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

10	10	10	10	10

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

33 1/3	33 1/3	33 1/3	33 1/3	33 1/3

25	25	25	25	25

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

15

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;	Concentrated
limited only by the objectives and strategies	International
of the Fund	Equity
— Not permitted	Fund

Investment Securities

American, European and Global Depositary Receipts	•

Asset-Backed and Mortgage-Backed Securities[2]	•

Bank Obligations[1,2]	•

Convertible Securities	•

Corporate Debt Obligations[2]	•

Equity Investments	80+

Emerging Country Securities	•

Fixed-Income Securities[3]	20

Foreign Securities	•

Foreign Government Securities[2]	•

Non-Investment Grade Fixed-Income Securities[2]	• [4]

Real Estate Investment Trusts	•

Structured Securities*	•

Temporary Investments	35

U.S. Government Securities[2]	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[1]	Issued by U.S. or foreign banks.
[2]	Limited by the amount the Fund invests in fixed-income securities.
[3]	Except as noted under “Non-Investment Grade Fixed-Income Securities,” fixed-income securities are investment grade (e.g., BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).

[4]	May be BB or lower by Standard & Poor’s, Ba or lower by Moody’s or have a comparable rating by another NRSRO at the time of investment.

16

OTHER INVESTMENT PRACTICES AND SECURITIES

Emerging
Japanese	International	Markets	Asia
Equity	Small Cap	Equity	Equity	BRIC
Fund	Fund	Fund	Fund	Fund

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

80+	80+	80+	80+	80+

•	•	•	•	•

20 [5]	20 [6]	20 [7]	20 [8]	20 [7]

•	•	•	•	•

•	•	•	•	•

• [4]	• [4]	• [4]	• [4]	•

•	•	•	•	•

•	•	•	•	•

100	100	35	100	35
•	•	•	•	•

[5]	The Japanese Equity Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed-income securities; and (2) equity investments in non-Japanese issuers.

[6]	The International Small Cap Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed-income securities; and (2) equity investments in companies with public stock market capitalizations of less than $100 million or more than $4 billion at the time of investment.

[7]	The Emerging Markets Equity and BRIC Funds may invest in the aggregate up to 20% of their respective Net Assets in: (1) fixed-income securities of private and government emerging country issuers; and (2) equity and fixed-income investments in developed country issuers.

[8]	The Asia Equity Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed-income securities; and (2) equity investments in issuers located in non-Asian countries and Japan.

17

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	Concentrated			Emerging
• Applicable	International	Japanese	International	Markets	Asia	BRIC
— Not applicable	Equity	Equity	Small Cap	Equity	Equity	Fund

Credit/Default	•	•	•	•	•	•

Foreign	•	•	•	•	•	•

Emerging Countries	•	•	•	•	•	•

Stock	•	•	•	•	•	•

Derivatives	•	•	•	•	•	•

Interest Rate	•	•	•	•	•	•

Management	•	•	•	•	•	•

Market	•	•	•	•	•	•

Liquidity	•	•	•	•	•	•

Investment Style	•	•	•	•	•	•

Geographic	•	•	•	•	•	•

Mid Cap and Small Cap	•	•	•	—	—	•

Initial Public Offering (“IPO”)	—	•	•	•	•	•

Issuer Concentration Risk	•	—	—	—	—	•

Non-Diversification	—	—	—	—	—	•

BRIC	—	—	—	—	—	•

All Funds:

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations.

18

PRINCIPAL RISKS OF THE FUNDS

Foreign risks will normally be greatest when a Fund invests in issuers located in BRIC and other emerging countries.

■	Emerging Countries Risk—The securities markets of Asian, Latin, Central and South American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.
■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
■	Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small and mid- capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The

19

Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which Goldman Sachs Asset Management, L.P. (“GSAM”) or an affiliate now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s net asset value (“NAV”).
■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

■	Geographic Risk—The Japanese Equity Fund invests primarily in equity investments in Japanese issuers. The Asia Equity Fund invests primarily in equity investments in Asian issuers. The BRIC Fund invests primarily in equity investments in Brazil, Russia, India and China issuers. Concentration of the investments of these or other Funds in issuers located in a particular country or region will subject a Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

Specific Funds:

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

20

PRINCIPAL RISKS OF THE FUNDS

■	IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

■	Issuer Concentration Risk—Under normal circumstances, the Concentrated International Equity Fund intends to invest in approximately 30-45 companies and the BRIC Fund intends to invest in approximately 20-45 companies. As a result of the relatively small number of issuers in which the Fund generally invests, it may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

■	Non-Diversification Risk—The BRIC Fund is non-diversified, meaning that the Fund is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

■	BRIC Risks:

The economies, industries, securities and currency markets of Brazil, Russia, India and China may be adversely affected by protectionist trade policies, a slow U.S. economy, political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S.

Brazil. Investments in Brazil are subject to political risks including governmental restrictions on the outflow of profits to investors abroad, restrictions on the exchange or export of Brazilian currency, seizure of foreign investment and imposition of high taxes. Since the Brazilian securities markets are smaller, less liquid and more volatile than domestic markets, buying and selling investments may be more difficult and costly. Brazilian issuers generally differ from U.S. public issuers in the lack of comparable publicly available information; disclosure; regulatory, accounting, auditing and financial standards; government regulation; and legal remedies for investors. Brazil’s economy outweighs that of all other South American countries and is characterized by large and well-developed agricultural,

21

mining, manufacturing and service sectors. A significant economic vulnerability is the government’s large debt in relation to Brazil’s small (but growing) export base.

Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There is little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. Ownership of shares in Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the Fund’s ownership rights could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there is a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for more than 80% of exports, leaving the country vulnerable to swings in world prices.

India. Investments in India are subject to risks of: greater political, economic and social uncertainty; greater price volatility and less liquidity; less publicly available company disclosure; difficulty in enforcing judgments; restrictions on foreign investment and expropriation of capital; exchange control regulations; currency exchange rate fluctuations; and higher rates of inflation. Regulations in India prescribe rules for the transfer of Indian securities between foreign, domestic, Indian and non-Indian security holders. Such transfers may require the approval of either the Indian government or the Reserve Bank of India. Foreign institutional investors (FII) are required to register with the Securities and Exchange Board of India (SEBI). GSAM is a registered FII and the inclusion of the Fund in GSAM’s registration was approved by SEBI. FIIs are required to observe certain investment restrictions, including an account ownership ceiling of 5% of the total issued share capital of any one company. The shareholdings of all registered FIIs, together with the shareholdings of non-resident Indian individuals and foreign corporate bodies substantially owned by non-resident Indians, may not exceed a specified percentage of the issued share capital of any one company (subject to that company’s approval).

22

PRINCIPAL RISKS OF THE FUNDS

Only registered FIIs and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. Income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes. A tax is currently imposed on gains from sales of equities held not more than one year and sold on a recognized stock exchange in India. Gains from sales of equity securities in other cases may also be taxed. Securities transaction tax applies for specified transactions at specified rates. India imposes a tax on interest and on dividends. India’s economy encompasses traditional village farming, modern agriculture, handicrafts, a wide range of modern industries, and a multitude of services. Services are the major source of economic growth, accounting for half of India’s output with less than one quarter of its labor force. About two-thirds of the workforce is in agriculture. Despite strong growth, the World Bank and others express concern about the combined state and federal budget deficit.

China. Investment in China (the People’s Republic of China, Hong Kong and Taiwan) is subject to legal, regulatory, monetary and economic risks. The People’s Republic of China is dominated by the one-party rule of the Communist Party. Investments in China involve the risk of greater control over the economy, political and legal uncertainties and currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support the economic reform programs implemented in 1978 and possibly return to the completely centrally planned economy that existed prior to 1978, and the risk of nationalization or expropriation of assets. The Chinese securities markets are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in substantially less liquidity and greater price volatility. The securities markets in Hong Kong, by comparison, are relatively well developed and active. The economy of China may differ favorably or unfavorably from the U.S. economy in terms of the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position, among others. The Chinese government exercises significant control over China’s economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Taiwan’s political and economic relationship with China could adversely impact investments in Taiwan.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

23

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Class A Shares from year to year; and (b) how the average annual total returns of a Fund’s Class A, B and C Shares compare to those of broad-based securities market indices. The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance for the BRIC Fund is provided because the Fund has less than one calendar year’s performance.

The average annual total return calculation reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge (“CDSC”) for Class B Shares (5% maximum declining to 0% after six years), and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Class A Shares and taxes applicable when the shares are redeemed (sold).

24

FUND PERFORMANCE

Note on Tax Rates. The after-tax performance figures are calculated using the historical highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

25

Concentrated International Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2006 was 10.80%. Best Quarter* Q4 ’99 +21.70% Worst Quarter* Q3 ’02 -20.53%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	10 Years	Since Inception

Class A (Inception 12/1/92)
Returns Before Taxes	7.27%	0.30%	5.29%	6.44%
Returns After Taxes on Distributions**	7.19%	-0.08%	4.16%	5.19%
Returns After Taxes on Distributions and Sale of Fund Shares**	4.93%	0.09%	4.10%	5.01%
MSCI® EAFE® Index (unhedged)***	14.02%	4.94%	6.17%	8.56%

Class B (Inception 5/1/96)
Returns Before Taxes	7.67%	0.45%	n/a	4.34%
MSCI® EAFE® Index (unhedged)***	14.02%	4.94%	n/a	5.75%

Class C (Inception 8/15/97)
Returns Before Taxes	11.66%	0.85%	n/a	2.68%
MSCI® EAFE® Index (unhedged)***	14.02%	4.94%	n/a	5.44%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

26

FUND PERFORMANCE

Japanese Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2006 was -4.08%. Best Quarter* Q3 ’99 +23.08% Worst Quarter* Q3 ’01 -21.37%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Class A (Inception 5/1/98)
Returns Before Taxes	23.55%	-0.05%	4.41%
Returns After Taxes on Distributions**	23.48%	-0.13%	3.67%
Returns After Taxes on Distributions and Sale of Fund Shares**	15.52%	-0.08%	3.52%
Tokyo Price Index (“TOPIX”) (unhedged)***	26.08%	5.31%	6.09%

Class B (Inception 5/1/98)
Returns Before Taxes	24.90%	0.06%	4.60%
Tokyo Price Index (“TOPIX”) (unhedged)***	26.08%	5.31%	6.09%

Class C (Inception 5/1/98)
Returns Before Taxes	28.83%	0.49%	4.61%
Tokyo Price Index (“TOPIX”) (unhedged)***	26.08%	5.31%	6.09%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The TOPIX (unhedged) is an unmanaged composite of all stocks on the first section of the Tokyo Stock Exchange. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

27

International Small Cap Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2006 was 6.71%. Best Quarter* Q2 ’03 +22.46% Worst Quarter* Q3 ’02 -22.82%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Class A (Inception 5/1/98)
Returns Before Taxes	13.71%	6.30%	8.27%
Returns After Taxes on Distributions**	13.66%	6.32%	7.81%
Returns After Taxes on Distributions and Sale of Fund Shares**	9.08%	5.50%	7.01%
MSCI® EAFE® Small Cap Index (unhedged)***	23.89%	14.17%	8.35%
S&P/Citigroup EMI World ex-U.S. Index (gross)****	22.09%	13.55%	9.35%

Class B (Inception 5/1/98)
Returns Before Taxes	14.29%	6.53%	8.49%
MSCI® EAFE® Small Cap Index (unhedged)***	23.89%	14.17%	8.35%
S&P/Citigroup EMI World ex-U.S. Index (gross)****	22.09%	13.55%	9.35%

Class C (Inception 5/1/98)
Returns Before Taxes	18.38%	6.84%	8.48%
MSCI® EAFE® Small Cap Index (unhedged)***	23.89%	14.17%	8.35%
S&P/Citigroup EMI World ex-U.S. Index (gross)****	22.09%	13.55%	9.35%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(continued on next page)

28

FUND PERFORMANCE

***	The MSCI® EAFE® Small Cap Index (unhedged), inception date 1/15/98, includes approximately 1,000 securities from 21 developed markets with a capitalization range between $200 million and $1.5 billion and a general regional allocation of 55% Europe, 31% Japan and 14% Australasia. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

****	Effective April 13, 2006, the S&P/Citigroup EMI World ex-US Index (gross) replaced the MSCI EAFE Small Cap Index (unhedged) as the Fund’s benchmark. The S&P/Citigroup EMI World ex-US Index covers the smallest 20% of companies, ranked by total market capitalization, which first qualify for inclusion in the country index. This includes approximately 4,610 securities from 24 developed markets with a general regional allocation of 64% Europe, 18% Japan, 11% Australasia and 7% North America. In the Investment Adviser’s opinion, the S&P/Citigroup EMI World ex-US Index (gross) is a more appropriate benchmark against which to measure the performance of the Fund. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

29

Emerging Markets Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2006 was 9.00%. Best Quarter* Q4 ’99 +29.84% Worst Quarter* Q3 ’98 -22.94%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Class A (Inception 12/15/97)
Returns Before Taxes	32.58%	16.54%	8.26%
Returns After Taxes on Distributions**	32.55%	16.67%	8.01%
Returns After Taxes on Distributions and Sale of Fund Shares**	21.48%	14.77%	7.13%
MSCI® Emerging Markets Free Index***	34.54%	19.42%	10.45%
MSCI® Emerging Markets Net Total Return Index**** (Inception 01/01/01)	34.00%	19.08%	19.08%

Class B (Inception 12/15/97)
Returns Before Taxes	34.30%	17.03%	8.49%
MSCI® Emerging Markets Free Index***	34.54%	19.42%	10.45%
MSCI® Emerging Markets Net Total Return Index**** (Inception 01/01/01)	34.00%	19.08%	19.08%

Class C (Inception 12/15/97)
Returns Before Taxes	38.29%	17.16%	8.47%
MSCI® Emerging Markets Free Index***	34.54%	19.42%	10.45%
MSCI® Emerging Markets Net Total Return Index**** (Inception 01/01/01)	34.00%	19.08%	19.08%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the

(continued on next page)

30

FUND PERFORMANCE

after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The unmanaged MSCI® Emerging Markets Free Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, of over 30 emerging countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

****	The MSCI® Emerging Markets Net Total Return Index, established on January 1, 2001, is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. “Free” indicates an index that excludes shares in otherwise free markets that are not purchased by foreigners. The Free index does not reflect any deduction for fees, expenses or taxes. MSCI® Emerging Markets Net Total Return Index reflects deduction for fees, expenses and taxes applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. An investor cannot invest directly in an index.

31

Asia Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2006 was 8.75%. Best Quarter* Q2 ’99 +30.97% Worst Quarter* Q4 ’97 -27.33%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	10 Years	Since Inception

Class A (Inception 7/8/94)
Returns Before Taxes	15.41%	8.97%	-0.52%	0.33%
Returns After Taxes on Distributions**	15.34%	9.02%	-0.51%	0.25%
Returns After Taxes on Distributions and Sale of Fund Shares**	10.37%	7.92%	-0.40%	0.26%
MSCI® All Country Asia Free ex-Japan Index (unhedged)***	19.29%	10.47%	-0.38%	-0.04%
MSCI® All Country Asia ex-Japan Net Total Return Index (unhedged)**** (Inception 01/01/01)	22.69%	13.12%	n/a	13.12%

Class B (Inception 5/1/96)
Returns Before Taxes	16.12%	9.27%	n/a	-1.89%
MSCI® All Country Asia Free ex-Japan Index (unhedged)***	19.29%	10.47%	n/a	-1.65%
MSCI® All Country Asia ex-Japan Net Total Return Index (unhedged)**** (Inception 01/01/01)	22.69%	13.12%	n/a	13.12%

Class C (Inception 8/15/97)
Returns Before Taxes	20.15%	9.52%	n/a	-1.12%
MSCI® All Country Asia Free ex-Japan Index (unhedged)***	19.29%	10.47%	n/a	-1.08%
MSCI® All Country Asia ex-Japan Net Total Return Index (unhedged)**** (Inception 01/01/01)	22.69%	13.12%	n/a	13.12%

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32

FUND PERFORMANCE

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The unmanaged MSCI® All Country Asia Free ex-Japan Index (unhedged) is a market capitalization-weighted composite of securities in eleven Asian countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

****	The MSCI® All Country Asia ex-Japan Net Total Return Index (unhedged), established on January 1, 2001, is a free float-adjusted market capitalization-weighted composite of securities in eleven Asian countries. The Net Total Return Index measures the market performance, including price performance and income from dividend payments, net of all fees, costs and taxes applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. An investor cannot invest directly in an index.

33

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B, or Class C Shares of a Fund.

	Concentrated International
	Equity Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	2.0%		2.0%		2.0%
Exchange Fees	None		None		None

Annual Fund Operating Expenses[6] (expenses that are deducted from Fund assets):
Management Fees[7]	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]*	0.33%		0.33%		0.33%

Total Fund Operating Expenses*	1.58%		2.33%		2.33%

See pages 40-41 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Concentrated International
	Equity Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses[6] (expenses that are deducted from Fund assets):
Management Fees[7]	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.29%	0.29%	0.29%

Total Fund Operating Expenses (after current expense limitations)	1.54%	2.29%	2.29%

34

FUND FEES AND EXPENSES

	Japanese Equity Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	2.0%		2.0%		2.0%
Exchange Fees	None		None		None

Annual Fund Operating Expenses[6] (expenses that are deducted from Fund assets):
Management Fees[7]	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]*	0.68%		0.68%		0.68%

Total Fund Operating Expenses*	1.93%		2.68%		2.68%

See pages 40-41 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Japanese Equity Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses[6] (expenses that are deducted from Fund assets):
Management Fees[7]	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.30%	0.30%	0.30%

Total Fund Operating Expenses (after current expense limitations)	1.55%	2.30%	2.30%

35

Fund Fees and Expenses continued

	International Small Cap Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	2.0%		2.0%		2.0%
Exchange Fees	None		None		None

Annual Fund Operating Expenses[6] (expenses that are deducted from Fund assets):
Management Fees[7]	1.10%		1.10%		1.10%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses8*	0.44%		0.44%		0.44%

Total Fund Operating Expenses*	1.79%		2.54%		2.54%

See pages 40-41 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	International Small Cap Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses[6] (expenses that are deducted from Fund assets):
Management Fees[7]	1.10%	1.10%	1.10%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.29%	0.29%	0.29%

Total Fund Operating Expenses (after current expense limitations)	1.64%	2.39%	2.39%

36

FUND FEES AND EXPENSES

	Emerging Markets Equity Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	2.0%		2.0%		2.0%
Exchange Fees	None		None		None

Annual Fund Operating Expenses[6] (expenses that are deducted from Fund assets):
Management Fees[7]	1.20%		1.20%		1.20%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses8*	0.36%		0.36%		0.36%

Total Fund Operating Expenses*	1.81%		2.56%		2.56%

See pages 40-41 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Emerging Markets Equity Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses[6] (expenses that are deducted from Fund assets):
Management Fees[7]	1.20%	1.20%	1.20%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.36%	0.36%	0.36%

Total Fund Operating Expenses (after current expense limitations)	1.81%	2.56%	2.56%

37

Fund Fees and Expenses continued

	Asia Equity Fund

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	2.0%		2.0%		2.0%
Exchange Fees	None		None		None

Annual Fund Operating Expenses[6] (expenses that are deducted from Fund assets):
Management Fees[7]	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses8*	0.62%		0.62%		0.62%

Total Fund Operating Expenses*	1.87%		2.62%		2.62%

See pages 40-41 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Fund are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Asia Equity Fund

	Class A	Class B	Class C

Annual Fund Operating Expenses[6] (expenses that are deducted from Fund assets):
Management Fees[7]	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.35%	0.35%	0.35%

Total Fund Operating Expenses (after current expense limitations)	1.60%	2.35%	2.35%

38

FUND FEES AND EXPENSES

	BRIC Fund

	Class A		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None
Maximum Deferred Sales Charge (Load)[2]	None		1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None
Redemption Fees[5]	2.0%		2.0%
Exchange Fees	None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees[7]	1.30%		1.30%
Distribution and Service (12b-1) Fees	0.25%		1.00%
Other Expenses[8]	0.87%		0.87%

Total Fund Operating Expenses*	2.42%		3.17%

See pages 40-41 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” of the Fund (after any waivers and expense limitations) are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser or Distributor. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	BRIC Fund

	Class A	Class C

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[6]
Management Fees[7]	1.27%	1.27%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses[8]	0.45%	0.45%

Total Fund Operating Expenses (after current waivers and expense limitations)	1.97%	2.72%

39

Fund Fees and Expenses continued

[1]	The maximum sales charge is a percentage of the offering price. Under certain circumstances, which are described in the Shareholder Guide, the maximum sales charge may be reduced or waived entirely. A CDSC of 1% may be imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more.
[2]	The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.
[3]	A CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter.
[4]	A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[5]	A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 30 calendar days or less.

[6]	The Fund’s annual operating expenses are based on actual expenses for the fiscal year ended August 31, 2006, except for the BRIC Fund which have been restated to reflect expenses for the current fiscal year.

[7]	The Investment Adviser is entitled to a management fee at the annual rate equal to the following percentages of the average daily net assets of the Funds:

Fund	Management Fee Annual Rate	Average Daily Net Assets

Concentrated International Equity	1.00%	First $	1 Billion
	0.90	Next $	1 Billion
	0.86	Over $	2 Billion

Japanese Equity	1.00%	First $	1 Billion
	0.90	Next $	1 Billion
	0.86	Over $	2 Billion

International Small Cap	1.10%	First $	2 Billion
	0.99	Over $	2 Billion

Emerging Markets Equity	1.20%	First $	2 Billion
	1.08	Over $	2 Billion

Asia Equity	1.00%	First $	1 Billion
	0.90	Next $	1 Billion
	0.86	Over $	2 Billion

BRIC	1.30%	First $	2 Billion
	1.17	Over $	2 Billion

The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the BRIC Fund equal to 0.03% of the Fund’s average daily net assets. As a result of this fee waiver, the current management fee of the Fund is 1.27% of the Fund’s average daily net assets. The waiver may be terminated at any time at the option of the Investment Adviser.

[8]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.19% of the average daily net assets of each Fund’s Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other

40

FUND FEES AND EXPENSES

extraordinary expenses exclusive of any expense offset arrangements) to the following percentages of each Fund’s average daily net assets:

Fund	Other Expenses

Concentrated International Equity	0.104%

Japanese Equity	0.114%

International Small Cap	0.104%

Emerging Markets Equity	0.354%

Asia Equity	0.164%

BRIC	0.264%

These expense reductions may be terminated at any time at the option of the Investment Adviser. Other expenses of the Emerging Markets Equity Fund are currently below the 0.354% cap.

41

Fund Fees and Expenses continued

Example

The following Example is intended to help you compare the cost of investing in a Fund (without expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Concentrated International Equity
Class A Shares	$702	$1,021	$1,363	$2,325
Class B Shares
– Assuming complete redemption at end of period	$736	$1,027	$1,445	$2,479
– Assuming no redemption	$236	$727	$1,245	$2,479
Class C Shares
– Assuming complete redemption at end of period	$336	$727	$1,245	$2,666
– Assuming no redemption	$236	$727	$1,245	$2,666

Japanese Equity
Class A Shares	$735	$1,123	$1,535	$2,680
Class B Shares
– Assuming complete redemption at end of period	$771	$1,132	$1,620	$2,831
– Assuming no redemption	$271	$832	$1,420	$2,831
Class C Shares
– Assuming complete redemption at end of period	$371	$832	$1,420	$3,012
– Assuming no redemption	$271	$832	$1,420	$3,012

International Small Cap
Class A Shares	$722	$1,082	$1,466	$2,539
Class B Shares
– Assuming complete redemption at end of period	$757	$1,091	$1,550	$2,692
– Assuming no redemption	$257	$791	$1,350	$2,692
Class C Shares
– Assuming complete redemption at end of period	$357	$791	$1,350	$2,875
– Assuming no redemption	$257	$791	$1,350	$2,875

42

FUND FEES AND EXPENSES

Fund	1 Year	3 Years	5 Years	10 Years

Emerging Markets Equity
Class A Shares	$724	$1,088	$1,476	$2,560
Class B Shares
– Assuming complete redemption at end of period	$759	$1,096	$1,560	$2,712
– Assuming no redemption	$259	$796	$1,360	$2,712
Class C Shares
– Assuming complete redemption at end of period	$359	$796	$1,360	$2,895
– Assuming no redemption	$259	$796	$1,360	$2,895

Asia Equity
Class A Shares	$729	$1,105	$1,505	$2,620
Class B Shares
– Assuming complete redemption at end of period	$765	$1,114	$1,590	$2,772
– Assuming no redemption	$265	$814	$1,390	$2,772
Class C Shares
– Assuming complete redemption at end of period	$365	$814	$1,390	$2,954
– Assuming no redemption	$265	$814	$1,390	$2,954

BRIC
Class A Shares	$782	$1,263	N/A	N/A
Class C Shares
– Assuming complete redemption at end of period	$420	$977	N/A	N/A
– Assuming no redemption	$320	$977	N/A	N/A

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

Certain institutions that sell Fund shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “What Should I Know When I Purchase Shares Through An Authorized Dealer?” in the Prospectus and “Payments to Intermediaries” in the Additional Statement.

43

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund

Goldman Sachs Asset Management International (“GSAMI”) Christchurch Court 10-15 Newgate Street London, England EC1A 7HD	Concentrated International Equity Japanese Equity International Small Cap Emerging Markets Equity Asia Equity BRIC

GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of September 30, 2006, GSAMI had assets under management of $154 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

44

SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates (as a percentage of each respective portfolio’s average daily net assets) listed below:

			Actual Rate
	Management		For the Fiscal
	Fee	Average Daily	Year Ended
	Annual Rate	Net Assets	August 31, 2006

GSAMI:

Concentrated International Equity	1.00%	First $1 Billion	1.00%
	0.90	Next $1 Billion
	0.86	Over $2 Billion

Japanese Equity	1.00%	First $1 Billion	1.00%
	0.90	Next $1 Billion
	0.86	Over $2 Billion

International Small Cap	1.10%	First $2 Billion	1.10%
	0.99	Over $2 Billion

Emerging Markets Equity	1.20%	First $2 Billion	1.20%
	1.08	Over $2 Billion

Asia Equity	1.00%	First $1 Billion	1.00%
	0.90	Next $1 Billion
	0.86	Over $2 Billion

BRIC	1.30%	First $2 Billion	1.27%
	1.17	Over $2 Billion

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may voluntarily waive a portion of its advisory fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds in 2006 is available in the Funds’ annual report dated August 31, 2006.

45

FUND MANAGERS

Active International Portfolio Management Team

■	Global portfolio teams based in London, Singapore, Tokyo and New York. Local presence is a key to the Investment Adviser’s fundamental research capabilities

■	Team manages over $17 billion in international equities for retail, institutional and high net worth clients

■	Focus on bottom-up stock selection as main driver of returns, though the team leverages the asset allocation, currency and risk management capabilities of GSAMI

______________________________________________________________________________________________________________

London-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Mark Beveridge, CFA Managing Director, Chief Investment Officer, Global Active Equity	Portfolio Manager— Concentrated International Equity	Since 2004	Mr. Beveridge joined the Investment Adviser in December 2004 as Chief Investment Officer of the Global Active Equity business which encompasses the Global/International, UK/European, Asia ex Japan and Japan strategies. Prior to joining the Investment Adviser, he spent 19 years at Franklin Templeton, where he was Executive Vice President and Senior Portfolio Manager responsible for ex-US portfolios.

Prashant Bhayani Executive Director	Portfolio Manager— International Small Cap	Since 2000	Mr. Bhayani joined the Investment Adviser as a portfolio manager in April 1998. From 1997 to 1998, he worked on his MBA at INSEAD in France and from 1992 to 1996, he was a portfolio and marketing analyst at Fischer Francis Trees and Watts, a specialist global fixed-income fund manager.

William Howard, CFA Managing Director Director of Research, Global Active Equity	Portfolio Manager— Concentrated International Equity	Since 2005	Mr. Howard joined the Investment Adviser in January 2005 as a portfolio manager. He is also Director of Research for Global Active Equity. From 1993 to 2004 he was a Portfolio Manager at Franklin Templeton responsible for ex-US portfolios.

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SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

David Lowish, CFA Executive Director	Portfolio Manager— International Small Cap	Since 2003	Mr. Lowish joined the Investment Adviser in 1999 on the analyst program, and worked on the European Equity and Global Fixed Income and Currency product management teams where he was responsible for marketing and supporting GSAMI’s London based fixed income and currency products. He joined the European Small Cap Equity and International Small Cap Equity teams in 2001, and was named Portfolio Manager in 2003.

Maria Gordon, CFA Managing Director	Portfolio Manager— Emerging Markets Equity BRIC	Since 2001 2006	Ms. Gordon joined the Investment Adviser as a research analyst for the emerging markets equities team in September 1998. She was named a portfolio manager in November 2001 and became the Co-Head of Global Emerging Markets Equities Strategy in March 2003.

Michael Stanes Executive Director	Portfolio Manager— Concentrated International Equity	Since 2002	Mr. Stanes joined the Investment Adviser as a portfolio manager in November 2002. From 1986 to 2001, he worked at Mercury Asset Management, where he managed UK equity portfolios in London, Japanese equity portfolios in Tokyo and US and global portfolios in the US.

Richard Flax, CFA Executive Director	Portfolio Manager— BRIC	Since 2006	Mr. Flax also covers Latin American and EMEA consumer stocks for the Global Emerging Markets Equity team. He joined GSAM’s Global Emerging Markets Equity team in 2001. Prior to that he worked at Fleming Investment Management as an emerging market debt analyst.

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Singapore-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Siew-Hua Thio Managing Director	Portfolio Manager— Asia Equity	Since 1998	Ms. Thio joined the Investment Adviser as a portfolio manager in 1998. From 1997 to 1998, she was Head of Research for Indosuez WI Carr in Singapore.

Kenny Tjan, CFA Vice President	Portfolio Manager— Emerging Markets Equity BRIC	Since 2003 2006	Mr. Tjan joined the Investment Adviser in 2001 as Co-Head of the Non-Japan Asia portfolio management team. In March 2003, he became the Co-Head of Global Emerging Markets Equities Strategy. Effective September 2004, Mr. Tjan assumed the role as CIO of the China Equity Team, which is involved in the research and management of domestic Chinese equities. From 1999 to 2001, he was an Investment Director of Rothschild Asset Management Singapore.

Mark Syn, CFA Executive Director	Portfolio Manager— BRIC	Since 2006	Mr. Syn also covers the technology and banking sectors within Asia ex-Japan and his country focus includes India and Singapore. He joined GSAM’s Asia ex-Japan team in 2000. Prior to joining GSAM, he worked for Citibank in Singapore in the Corporate Banking Group as a Management Associate focusing on relationship management.

48

SERVICE PROVIDERS

Tokyo-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

David Townshend Managing Director, Head of Japan Active Equity	Head of Japan Active Equity	Since 2005	Mr. Townshend joined the Investment Adviser in 2001 as co-Head of the Investment Adviser’s UK/European Financials team. He joined GSAM in 2001 after nine years of experience on Goldman, Sachs & Co.’s European Banks team, which he joined in 1992. He was named became the Head of Japan Equity in 2005.

Hiroyuki Ito, CMA Vice President	Portfolio Manager— Japanese Equity	Since 2005	Mr. Ito joined the Investment Adviser in 2005 as portfolio manager on the Japan Active Equity team. Prior to joining GSAM, he worked as Chief Portfolio Manager in DLIBJ Asset Management, a member of Mizuho Financial Group.

Takeya Suzuki, CFA Vice President	Portfolio Manager— International Small Cap	Since 2004	Mr. Suzuki first joined the Investment Adviser in the Japanese Equity Team in 1996. He then went to the graduate school of corporate strategy at Hitotsubashi University in 2001, and rejoined the team in 2003 as a Japanese Small Cap Equity portfolio manager.

Mark Beveridge serves as Chief Investment Officer (“CIO”) of GSAM’s Non-US Active Equity team and CIO of GSAMI’s Global/EAFE strategies. As CIO, Mr. Beveridge is ultimately responsible for the composition of a Fund’s structure at both the stock and industry level. Along with the other portfolio managers on the team, Mr. Beveridge has specific industry research responsibilities. Each portfolio manager is responsible for liaising with research analysts around the world, promoting his or her stock selection ideas to the other members of the team and after debating their inclusion in the portfolio.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs,

49

71 S. Wacker Dr., Suite 500, Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised

50

SERVICE PROVIDERS

clients may adversely impact the Funds. Transactions by one or more Goldman Sachs advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund as when acquisitions with or for the Funds. For more information about conflicts of interest, see the Additional Statement.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, the Goldman Sachs Funds included in this Prospectus and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, In re Goldman Sachs Mutual Funds Fee Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman, Sachs & Co., the Trust, Goldman Sachs Variable Insurance Trust (“GSVIT”) the Trustees and Officers of the Trust and

51

John Doe Defendants (collectively, the “Defendants”) in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and GSVIT (collectively, the “Goldman Sachs Funds”) were named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

The second amended consolidated complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), asserts claims involving (i) violations of the Investment Company Act of 1940 (the “Investment Company Act”) and the Investment Advisers Act of 1940, (ii) common law breaches of fiduciary duty and (iii) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of-fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. The plaintiffs in the cases are seeking compensatory damages; rescission of GSAM’s and GSAMI’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees. On January 13, 2006, all claims against the Defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals on similar litigation.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to its clients, including the Goldman Sachs Funds.

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Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain Goldman Sachs Institutional Liquid Assets Portfolios (“ILA Portfolios”). See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

The Funds’ investments in foreign securities may be subject to foreign withholding taxes. Under certain circumstances, the Funds may elect to pass-through these taxes to you. If this election is made, a proportionate amount of such taxes will constitute a distribution to you, which would allow you either (i) to credit such proportionate amount of foreign taxes against your U.S. federal income tax liability or (ii) to take such amount as an itemized deduction.

Dividends from investment income and distributions from net capital gains are declared and paid annually by each Fund.

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

53

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ shares.

HOW TO BUY SHARES

How Can I Purchase Class A, Class B And Class C Shares Of The Funds?
You may purchase shares of the Funds through:

■	Authorized Dealers;
■	Goldman Sachs; or
■	Directly from Goldman Sachs Trust (the “Trust”).

In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application. An order will be processed upon receipt of payment.

To Open an Account:

■	Complete the Account Application
■	Mail your payment and Account Application to:

Your Authorized Dealer

—	Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
—	Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

or
Goldman Sachs Funds, P.O. Box 219711, Kansas City, MO 64121-9711

—	Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds – (Name of Fund and Class of Shares)
—	Boston Financial Data Services, Inc. (“BFDS”), the Funds’ sub-transfer agent, will not accept checks drawn on foreign banks, third-party checks, cashier’s checks or official checks, temporary checks, electronic checks, drawer checks, cash, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, the Fund may accept cashier’s checks or official bank checks.
—	Federal funds wire, Automated Clearing House Network (“ACH”) transfer or bank wires should be sent to JPMorganChase Bank, N.A. (“JPMorganChase”) (each Fund’s custodian). Please call the Funds at 1-800-526-7384 to get detailed instructions on how to wire your money.

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SHAREHOLDER GUIDE

What Is My Minimum Investment In The Funds?

	Initial	Additional*

Regular Accounts	$1,000	$50

Employee Sponsored Benefit Plans	$250	No Minimum

Uniform Gift/Transfer to Minors (UTMA/UGMA)	$250	$50

Individual Retirement Accounts and Coverdell ESAs	$250	$50

Automatic Investment Plans	$250	$50

*	No minimum additional investment requirements are imposed with respect to investors trading through intermediaries who aggregate shares in omnibus or similar accounts (e.g., retirement plan accounts, wrap program accounts or traditional brokerage house accounts).

What Alternative Sales Arrangements Are Available?

The Funds offer three classes of shares through this Prospectus.*

Maximum Amount You Can Buy In The Aggregate Across Funds	Class A	No limit

	Class B	$100,000**

	Class C	$1,000,000**

Initial Sales Charge	Class A	Applies to purchases of less than $1 million—varies by size of investment with a maximum of 5.5%

	Class B	None

	Class C	None

CDSC	Class A	1.00% on certain investments of $1 million or more if you sell within 18 months

	Class B	6 year declining CDSC with a maximum of 5%

	Class C	1% if shares are redeemed within 12 months of purchase

Conversion Feature	Class A	None

	Class B	Class B Shares automatically convert to Class A Shares after 8 years

	Class C	None

*	The BRIC Fund does not currently, but may in the future offer Class B Shares.

**	No additional Class B Shares or Class C Shares may be purchased by an investor either in an initial purchase or in subsequent purchases if the current market value of the shares owned and/or purchased equals or exceeds $100,000 in the case of Class B Shares or $1,000,000 in the case of Class C Shares.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).

55

■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.
■	Modify or waive the minimum investment requirements.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rates applicable to future purchases of shares.

Generally, the Fund will not allow non-U.S. citizens and certain U.S. citizens residing outside the United States to open an account directly with the Funds.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for investors who open accounts with the Funds. Applications without the required information, which will be reviewed solely for customer identification purposes, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?

The price you pay when you buy shares is the Fund’s next determined NAV for a share class (as adjusted for any applicable sales charge). The price you receive when you sell or exchange shares is a Fund’s next determined NAV for a share

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SHAREHOLDER GUIDE

class, the redemption proceeds reduced by any applicable charge (e.g., CDSC’s or redemption fees). Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under procedures established by the Trustees.

For Funds that invest a significant portion of assets in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Funds, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.

In addition, the Investment Adviser, consistent with applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their

57

investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.

■	When you buy shares, you pay the NAV (as adjusted for any applicable sales charge) next calculated after the Funds receive your order in proper form.

■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form. Redemption proceeds are reduced by any applicable CDSC or redemption fee.

■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s net asset value on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a net asset value that differs materially from the net asset value that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-526-7384.

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SHAREHOLDER GUIDE

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers for Class A Shares of the Funds are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*

Less than $50,000	5.50%	5.82%	5.00%
$50,000 up to (but less than) $100,000	4.75	4.99	4.00
$100,000 up to (but less than) $250,000	3.75	3.90	3.00
$250,000 up to (but less than) $500,000	2.75	2.83	2.25
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00 **	0.00 **	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.
**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase.
***	The Distributor may pay a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where an Authorized Dealer (including Goldman Sachs’ Private Wealth Management Unit) agrees to waive its receipt of the one-time commission described above, the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months after the end of the calendar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with “wrap” accounts in the event that

59

shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in the Prospectus due to rounding calculations.

As indicated in the above chart, and as discussed further below and in the section titled “How Can the Sales Charge on Class A Shares Be Reduced?,” you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, you or your Authorized Dealer or financial intermediary must notify the Funds’ Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:

(i)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;

(ii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held in any account of the shareholder at another financial intermediary; and

(iii)	Information or records regarding shares of the Funds or other Goldman Sachs Funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

You should note in particular that, if the Funds’ Transfer Agent is properly notified, under the “Right of Accumulation” described below, the “Amount of Purchase” in the chart on the preceding page will be deemed to include all Class A, Class B and/or Class C Shares of the Goldman Sachs Funds that were acquired by purchase or exchange, and that were subject to a sales charge, that are held at the time of purchase by any of the following persons: (i) you, your spouse and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A, Class B and/or Class C Shares held at a broker-dealer or other financial intermediary other than the one handling your current purchase. In some circumstances, other Class A, Class B and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the Additional Statement. For purposes of determining the “Amount of Purchase,” all Class A, Class B and/or Class C Shares held at the time of purchase will be valued at their current market value.

You should also note that if you provide the Transfer Agent a signed written Statement of Intention to invest (not counting reinvestments of dividends and

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SHAREHOLDER GUIDE

distributions) in the aggregate, $50,000 or more in Class A Shares of one or more Goldman Sachs Funds, within a 13-month period, any investments you make during the 13 months will be treated as though the total quantity were invested in one lump sum and you will receive the discounted sales load based on your investment commitment. You must, however, inform the Transfer Agent that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention.

In addition to the information provided in this Prospectus and the Additional Statement, information about sales charge discounts is available from your Authorized Dealer or financial intermediary and, free of charge, on the Funds’ website at http://www.goldmansachsfunds.com.

What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:

■	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
■	Qualified employee benefit plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions;
■	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
■	Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans (including health

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savings accounts) that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
■	Have at the time of purchase aggregate assets of at least $2,000,000;

■	Non-qualified pension plans sponsored by employers who also sponsor qualified plans that qualify for and invest in Goldman Sachs Funds at NAV without the payment of any sales charge;

■	Insurance company separate accounts that make the Funds available as underlying investments in certain group annuity contracts;

■	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;

■	Shareholders receiving distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA;

■	Shareholders who roll over distributions from any tax-qualified Employee Benefit plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;
■	State-sponsored 529 college savings; or
■	Investors who qualify under other exemptions that are stated from time to time in the Additional Statement.

You must certify eligibility for any of the above exemptions on your Account Application and notify the Fund if you no longer are eligible for the exemption. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

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How Can The Sales Charge On Class A Shares Be Reduced?

■	Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Class A, Class B and/or Class C Shares, plus new purchases, reaches $50,000 or more. Class A, Class B and/or Class C Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. For purposes of applying the Right of Accumulation, shares of the Funds and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A, Class B and/or Class C Shares of the Funds and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, and certain other organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. Use of this option is subject to a check of appropriate records. The Additional Statement has more information about the Right of Accumulation.

■	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $50,000 or more within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. At your request, purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge. The Additional Statement has more information about the Statement of Intention, which you should read carefully.

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COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES

What Is The Offering Price Of Class B Shares?

You may purchase Class B Shares of the Funds (other than the BRIC Fund) at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

The CDSC schedule is as follows:

CDSC as a
Percentage of
Dollar Amount
Year Since Purchase	Subject to CDSC

First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Dealers.

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date.

If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a

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result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third-party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Distributor to Authorized Dealers.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B AND C SHARES

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?

■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.
■	When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

■	To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

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In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?
The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

■	Retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;
■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder, participant or beneficiary in a Employee Benefit Plan;
■	Hardship withdrawals by a participant or beneficiary in a Employee Benefit Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	The separation from service by a participant or beneficiary in a Employee Benefit Plan;
■	Excess contributions distributed from a Employee Benefit Plan;
■	Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to a Goldman Sachs IRA in the same share class; or
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion.

In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

How Do I Decide Whether To Buy Class A, B Or C Shares?
The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

■	Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
■	Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class B Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares. A maximum

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SHAREHOLDER GUIDE

purchase limitation of $100,000 in the aggregate normally applies to Class B Shares across all Goldman Sachs Funds.

■	Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).

Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the automatic eight year conversion feature applicable to Class B Shares and your investment may pay higher distribution fees indefinitely.

A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds.

Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares (or another class of shares in the case of the BRIC Fund) to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

HOW TO SELL SHARES

How Can I Sell Class A, Class B And Class C Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC or redemption fee. You may request that redemption proceeds be sent to you by check or by wire (if the wire

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instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Obtain Medallion signature guarantee (see details below)
■ Mail your request to: Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery: Goldman Sachs Funds 330 West 9th Street Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone redemption privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)
■ You may redeem up to $50,000 of your shares daily
■ Proceeds which are sent directly to a Goldman Sachs brokerage account or to the bank account designated on your Account Application are not subject to the $50,000 limit

Any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person with a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?

A Medallion signature guarantee is required if:

■	You are requesting in writing to redeem shares in an amount over $50,000;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change the bank designated on your Account Application.

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A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and BFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a signature guarantee, indicating another address or account).

■	For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the bank account designated in the Account Applications (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.

■	The telephone redemption option does not apply to shares held in a “street name” account. “Street name” accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone redemptions on your behalf.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

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How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the domestic bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be wired as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Investment Company Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption.
■	If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions (with your Medallion signature guarantee) to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Do I Need To Know About The Redemption Fee?
The Funds will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds use a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the Fund from which the redemption is

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made, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of a Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.
■	Redemptions of shares that are acquired or redeemed in connection with the participation in a systematic withdrawal program or automatic investment plan.
■	Redemption of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Asset Allocation Portfolios).

■	Redemptions of shares held through discretionary wrap programs or models programs that utilize a regularly scheduled automatic rebalancing of assets and that have provided GSAM with certain representations regarding operating policies and standards.

■	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained pursuant to Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Internal Revenue Code of 1986, as amended. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.
■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.
■	Redemption of shares where the Fund is made available as an underlying investment in certain group annuity contracts.
■	Redemption of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.

■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

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In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through a financial intermediary in an omnibus or other group account, the Trust relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain intermediaries may not apply the exceptions listed above. If you invest through a financial intermediary, please contact your intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares if your account balance falls below the required Fund minimum as a result of a redemption. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.

■	Redeem your shares in the event your Authorized Dealer’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Authorized Dealer. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from the redemption.

■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interests of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

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■	Reinvest any amounts (e.g., dividends, distributions, or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. Your participation in a systematic withdrawal program may be terminated if your checks remain uncashed. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

■	Charge an additional fee in the event a redemption is made via wire transfer.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of a Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You may reinvest as follows:

■	Class A or B Shares—Class A Shares of the same Fund or another Goldman Sachs Fund
■	Class C Shares—Class C Shares of the same Fund or another Goldman Sachs Fund
■	You should obtain and read the applicable prospectuses before investing in any other Funds.
■	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Fund To Another?
You may exchange shares of a Fund at NAV without the imposition of an initial sales charge or CDSC at the time of exchange for shares of the same class of another Goldman Sachs Fund. Redemption of shares (including by exchange) that

73

are held for 30 calendar days or less (60 calendar days or less with respect to the Goldman Sachs High Yield Fund and High Yield Municipal Fund) may, however, be subject to a redemption fee as described above under “What Do I Need To Know About The Redemption Fee?” The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount you want to exchange
■ Mail the request to: Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery - Goldman Sachs Funds 330 West 9th St. Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone exchange privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange.
■	Currently, there is no charge for exchanges, although the Funds may impose a charge in the future.
■	The exchanged shares may later be exchanged for shares of the same class of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC (but subject to any applicable redemption fee) if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
■	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.

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■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384 and see the Additional Statement.

■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund. Exchanges into a money market fund need not meet the traditional minimum investment requirements for that fund if the entire balance of the original Fund account is exchanged.

■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need to Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.

■	Normally, a telephone exchange will be made only to an identically registered account.

■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make systematic investments through your bank via ACH transfer or via bank draft each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month. Forms for this option are available from Goldman Sachs and your Authorized Dealer, or you may check the appropriate box on the Account Application.

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Can My Dividends And Distributions From A Fund Be Invested In Other Funds?

You may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.

■	You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?

You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.

■	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.

What Else Should I Know About Cross-Reinvestments And Automatic Exchanges?
Cross-reinvestments and automatic exchanges are subject to the following conditions:

■	You must invest an amount in the Fund into which cross-reinvestments or automatic exchanges are being made that is equal to that Fund’s minimum initial investment.
■	You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

Can I Have Automatic Withdrawals Made On A Regular Basis?
You may redeem from your account systematically via check or ACH transfer in any amount of $50 or more.

■	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.

■	Checks are normally mailed the next business day after your selected systematic withdrawal date of either the 15th or 25th of the month.

■	Each systematic withdrawal is a redemption and therefore a taxable transaction.

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■	The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

What Types of Reports Will I Be Sent Regarding My Investment?
You will be provided with a printed confirmation of each transaction in your account and quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in a “street name” you may receive your statements and confirmations on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, P.O. Box 219711, Kansas City, MO 64121. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

The Funds do not generally provide sub-accounting services.

What Should I Know When I Purchase Shares Through An Authorized Dealer?
Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. In addition, Authorized Dealers and other financial intermediaries will be responsible for providing to you any communication, from a Fund to its shareholders, including but not limited to, prospectus supplements, proxy materials and notices regarding the source of dividend payments pursuant to Section 19 of the Investment Company Act. They may charge additional fees not described in this Prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the Authorized Dealer, and not by a Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with a Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer. If your Authorized Dealer’s relationship with Goldman Sachs is terminated, and you do

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not transfer your account to another Authorized Dealer, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account resulting from a redemption.

Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge and redemption fee) next determined after such acceptance.
■	Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

The Investment Adviser, Distributor and/or their affiliates may make payments to Authorized Dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the distribution and service fees and sales charges described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, Distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Funds. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer

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to the “Payments to Intermediaries” section of the Additional Statement for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Authorized Dealer or Intermediary for more information about the payments it receives and any potential conflicts of interest.

DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund’s average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and

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■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund’s average daily net assets attributed to Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy

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established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, the Funds described in this Prospectus, certain other International Equity Funds and certain Fixed Income Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 calendar days of purchase (60 calendar days of purchase with respect to Goldman Sachs High Yield Fund and High Yield Municipal Fund) subject to certain exceptions. See “Shareholder Guide – How to Sell Shares – What Do I Need to Know About the Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply. As a deterrent to excessive trading, many foreign equity securities held by the Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “Shareholder Guide – How to Buy Shares. How are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading, Goldman Sachs may reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, Employee Benefit Plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. A number of these financial intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may

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monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code (the “Code”), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. The amount of a Fund’s distributions that qualify for this favorable tax treatment may be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations. For these lower rates to apply, the noncorporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend rate.

A sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2010.

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Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. It is not anticipated that any significant percentage of the Funds’ dividends paid to corporate shareholders will be eligible for the corporate dividends-received deduction. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. Each Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

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TAXATION

Non-U.S. investors may be subject to U.S. withholding and estate tax, but withholding is generally not required on properly designated distributions of long-term capital gains and of qualified interest income and short-term capital gains before August 31, 2008. Although this designation will be made for capital gain distributions, the Fund does not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation of non-U.S. investors is included in the Additional Statement.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to

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APPENDIX A

investors. The same would be true of asset-backed securities such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous

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time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S.

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APPENDIX A

issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

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Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Beginning January 1, 2007, the euro will become the currency of Slovenia. In addition, Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland and Slovakia became members of the EMU on May 1, 2004 and Romania and Bulgaria will become members of the EMU on January 1, 2007, but these countries will not adopt the euro as their new currency until they can show that their economies have converged with the economies of the euro zone.

The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May and June 2005, voters in France and the Netherlands rejected ratification of the EU Constitution causing some other countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin and South America and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging

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APPENDIX A

countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment

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losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

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APPENDIX A

A Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of the Funds’ currency exposure in emerging countries may not be covered by these techniques.

Risk of Equity Swap Transactions. Equity swaps are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, the parties agree to pay or exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be paid or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset.

Equity swaps may be structured in different ways. For example, when a Fund takes a long position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by a Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had a Fund sold a particular stock (or group of stocks) short, less the dividend expense that a Fund would have paid on the stock, as adjusted for interest payments or other economic factors.

Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. Sometimes, however, the Investment Adviser may be able to terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to a Fund’s accrued obligations under the swap. Equity swaps will be made in the over-the-counter market and will be entered into with a counterparty that typically will be an investment banking firm, broker-dealer or bank.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial.

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Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and foreign currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates, currency prices or credit events. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options

■	Certain structured securities and swap transactions

■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

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Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of a Fund and its shareholders.

The Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the

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price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-

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income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. Certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the

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counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to

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the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange

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rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

As an investment company registered with the SEC, Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to its transactions in futures contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e. the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. A Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Direct Equity Investment. The BRIC Fund may invest up to 5% of its total assets in direct equity investments. The BRIC Fund may invest in direct equity investments that the Investment Adviser expects will become listed or otherwise publicly traded securities. Direct equity investments consist of (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. Direct equity investments are generally considered to be illiquid. To the degree that the Fund invests in direct equity

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investments that it considers to be illiquid, it will limit such investments so that they, together with the Fund’s other illiquid investments, comply with the Fund’s investment restriction on illiquid securities.

In most cases, the BRIC Fund will, at the time of making a direct equity investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Investment Adviser anticipates that these agreements may, in appropriate circumstances, provide the Fund with the ability to appoint a representative to the board of directors or similar body of the enterprise, and eventually to dispose of the Fund’s investment in the enterprise through, for example, the listing of the securities or the sale of the securities to the issuer or another investor. In cases where the Fund appoints a representative, the representative would be expected to provide the Fund with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise. In addition, the Fund intends to make its direct equity investments in such a manner as to avoid subjecting the Fund to unlimited liability with respect to the investments. There can be no assurance that the Fund’s direct equity investments will become listed, or that it will be able to sell any direct equity investment to the issuer or another investor. The extent to which the Fund may make direct equity investments may be limited by considerations relating to its status as a regulated investment company.

Direct equity investments in Chinese companies may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of a public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities and the prices on these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, issuers whose securities are not publicly traded may not be subject to disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s direct equity investments, particularly in China, may include investments in smaller, less-seasoned companies, which may involve greater risks. These companies may have limited product lines, markets of financial resources, or they may be dependent on a limited management group.

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components

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of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of

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bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. The Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the

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occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts™. The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on an exchange that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on an

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exchange and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on an exchange. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

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U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a

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APPENDIX A

CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, a Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. The Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do

107

not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

108

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has not been in operation for five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual reports (available upon request).

CONCENTRATED INTERNATIONAL EQUITY FUND

	Concentrated International Equity Fund—Class A Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$17.78	$14.73	$13.41	$12.97	$15.64

Income (loss) from investment operations

Net investment income[a]	0.23	0.09	0.03	0.03	— [c]

Net realized and unrealized gain (loss)	3.19	3.30	1.95	0.56	(2.61)

Total from investment operations	3.42	3.39	1.98	0.59	(2.61)

Distributions to shareholders

From net investment income	(0.15)	(0.34)	(0.66)	(0.15)	(0.06)

Net asset value, end of year	$21.05	$17.78	$14.73	$13.41	$12.97

Total return[b]	19.26%	23.26%	14.88%	4.69%	(16.76)%

Net assets, end of year (in 000s)	$390,054	$308,447	$301,190	$313,197	$503,843

Ratio of net expenses to average net assets	1.54%	1.54%	1.74%	1.80%	1.80%

Ratio of net investment income (loss) to average net assets	1.15%	0.53%	0.17%	0.29%	0.01%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.58%	1.60%	1.81%	1.87%	1.86%

Ratio of net investment income (loss) to average net assets	1.11%	0.47%	0.10%	0.22%	(0.05)%

Portfolio turnover rate	59%	49%	78%	62%	118%

See page 126 for all footnotes.

109

	Concentrated International Equity Fund—Class B Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$17.16	$14.26	$13.02	$12.61	$15.23

Income (loss) from investment operations

Net investment income (loss)[a]	0.05	(0.04)	(0.06)	(0.02)	(0.06)

Net realized and unrealized gain (loss)	3.11	3.20	1.90	0.53	(2.56)

Total from investment operations	3.16	3.16	1.84	0.51	(2.62)

Distributions to shareholders

From net investment income	—	(0.26)	(0.60)	(0.10)	—

Net asset value, end of year	$20.32	$17.16	$14.26	$13.02	$12.61

Total return[b]	18.41%	22.36%	14.23%	4.17%	(17.20)%

Net assets, end of year (in 000s)	$14,576	$16,554	$23,515	$26,438	$32,317

Ratio of net expenses to average net assets	2.29%	2.29%	2.29%	2.30%	2.30%

Ratio of net investment loss to average net assets	0.24%	(0.27)%	(0.39)%	(0.18)%	(0.43)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.33%	2.35%	2.36%	2.37%	2.36%

Ratio of net investment loss to average net assets	0.20%	(0.33)%	(0.46)%	(0.25)%	(0.49)%

Portfolio turnover rate	59%	49%	78%	62%	118%

See page 126 for all footnotes.

110

APPENDIX B

	Concentrated International Equity Fund—Class C Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$16.84	$14.03	$12.83	$12.46	$15.05

Income (loss) from investment operations

Net investment income (loss)[a]	0.07	(0.03)	(0.05)	(0.01)	(0.06)

Net realized and unrealized gain (loss)	3.03	3.13	1.86	0.51	(2.53)

Total from investment operations	3.10	3.10	1.81	0.50	(2.59)

Distributions to shareholders

From net investment income	(0.04)	(0.29)	(0.61)	(0.13)	—

Net asset value, end of year	$19.90	$16.84	$14.03	$12.83	$12.46

Total return[b]	18.44%	22.31%	14.26%	4.17%	(17.21)%

Net assets, end of year (in 000s)	$22,982	$17,770	$15,643	$13,814	$13,832

Ratio of net expenses to average net assets	2.29%	2.29%	2.29%	2.30%	2.30%

Ratio of net investment loss to average net assets	0.40%	(0.21)%	(0.36)%	(0.12)%	(0.40)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.33%	2.35%	2.36%	2.37%	2.36%

Ratio of net investment loss to average net assets	0.36%	(0.27)%	(0.43)%	(0.19)%	(0.46)%

Portfolio turnover rate	59%	49%	78%	62%	118%

See page 126 for all footnotes.

111

JAPANESE EQUITY FUND

	Japanese Equity Fund—Class A Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$9.58	$8.61	$7.39	$7.70	$8.82

Income (loss) from investment operations

Net investment loss[a]	(0.06)	(0.04)	(0.08)	(0.06)	(0.09)

Net realized and unrealized gain (loss)	2.21	1.01	1.31	(0.25)	(0.95)

Total from investment operations	2.15	0.97	1.23	(0.31)	(1.04)

Distributions to shareholders

From net investment income	(0.08)	—	(0.01)	—	—

From net realized gains	—	—	—	—	(0.08)

Total distributions	(0.08)	—	(0.01)	—	(0.08)

Net asset value, end of year	$11.65	$9.58	$8.61	$7.39	$7.70

Total return[b]	22.45%	11.27%	16.58%	(4.03)%	(11.84)%

Net assets, end of year (in 000s)	$40,735	$38,443	$38,544	$19,088	$16,863

Ratio of net expenses to average net assets	1.55%	1.55%	1.73%	1.84%	1.83%

Ratio of net investment loss to average net assets	(0.52)%	(0.46)%	(0.92)%	(0.91)%	(1.11)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.93%	2.11%	2.34%	3.15%	3.19%

Ratio of net investment loss to average net assets	(0.90)%	(1.02)%	(1.53)%	(2.22)%	(2.47)%

Portfolio turnover rate	73%	82%	111%	115%	98%

See page 126 for all footnotes.

112

APPENDIX B

	Japanese Equity Fund—Class B Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$9.21	$8.34	$7.19	$7.55	$8.69

Income (loss) from investment operations

Net investment loss[a]	(0.14)	(0.10)	(0.13)	(0.09)	(0.13)

Net realized and unrealized gain (loss)	2.13	0.97	1.28	(0.27)	(0.93)

Total from investment operations	1.99	0.87	1.15	(0.36)	(1.06)

Distributions to shareholders

From net investment income	(0.03)	—	—	—	—

From net realized gains	—	—	—	—	(0.08)

Total distributions	(0.03)	—	—	—	(0.08)

Net asset value, end of year	$11.17	$9.21	$8.34	$7.19	$7.55

Total return[b]	21.58%	10.43%	15.99%	(4.77)%	(12.25)%

Net assets, end of year (in 000s)	$2,795	$1,797	$1,969	$1,556	$1,807

Ratio of net expenses to average net assets	2.30%	2.30%	2.30%	2.34%	2.33%

Ratio of net investment loss to average net assets	(1.29)%	(1.20)%	(1.57)%	(1.40)%	(1.59)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.68%	2.86%	2.91%	3.65%	3.69%

Ratio of net investment loss to average net assets	(1.67)%	(1.76)%	(2.18)%	(2.71)%	(2.95)%

Portfolio turnover rate	73%	82%	111%	115%	98%

See page 126 for all footnotes.

113

	Japanese Equity Fund—Class C Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$9.19	$8.32	$7.18	$7.53	$8.67

Income (loss) from investment operations

Net investment loss[a]	(0.15)	(0.10)	(0.13)	(0.09)	(0.13)

Net realized and unrealized gain (loss)	2.14	0.97	1.27	(0.26)	(0.93)

Total from investment operations	1.99	0.87	1.14	(0.35)	(1.06)

Distributions to shareholders

From net investment income	(0.04)	—	—	—	—

From net realized gains	—	—	—	—	(0.08)

Total distributions	(0.04)	—	—	—	(0.08)

Net asset value, end of year	$11.14	$9.19	$8.32	$7.18	$7.53

Total return[b]	21.62%	10.46%	15.88%	(4.65)%	(12.28)%

Net assets, end of year (in 000s)	$5,447	$1,711	$1,650	$1,784	$2,389

Ratio of net expenses to average net assets	2.30%	2.30%	2.30%	2.34%	2.33%

Ratio of net investment loss to average net assets	(1.34)%	(1.21)%	(1.55)%	(1.40)%	(1.60)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.68%	2.86%	2.91%	3.65%	3.69%

Ratio of net investment loss to average net assets	(1.72)%	(1.77)%	(2.16)%	(2.71)%	(2.96)%

Portfolio turnover rate	73%	82%	111%	115%	98%

See page 126 for all footnotes.

114

APPENDIX B

INTERNATIONAL SMALL CAP FUND

	International Small Cap Fund—Class A Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$15.83	$12.00	$9.22	$7.96	$9.81

Income (loss) from investment operations

Net investment income (loss)[a]	0.02	0.03	0.08	— [c]	(0.07)

Net realized and unrealized gain (loss)	2.41	3.88	2.71	1.26	(1.78)

Total from investment operations	2.43	3.91	2.79	1.26	(1.85)

Distributions to shareholders

From net investment income	(0.10)	(0.08)	(0.01)	—	—

Net asset value, end of year	$18.16	$15.83	$12.00	$9.22	$7.96

Total return[b]	15.39%	32.70%	30.33%	15.83%	(18.86)%

Net assets, end of year (in 000s)	$98,861	$64,169	$24,420	$29,846	$51,188

Ratio of net expenses to average net assets	1.64%	1.64%	1.85%	1.91%	2.03%

Ratio of net investment income (loss) to average net assets	0.10%	0.17%	0.70%	0.02%	(0.77)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.79%	1.95%	2.43%	2.66%	2.37%

Ratio of net investment income (loss) to average net assets	(0.05)%	(0.14)%	0.12%	(0.73)%	(1.11)%

Portfolio turnover rate	60%	67%	99%	87%	56%

See page 126 for all footnotes.

115

	International Small Cap Fund—Class B Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$15.25	$11.65	$8.99	$7.81	$9.66

Income (loss) from investment operations

Net investment income (loss)[a]	(0.13)	(0.09)	0.02	(0.03)	(0.11)

Net realized and unrealized gain (loss)	2.35	3.76	2.65	1.21	(1.74)

Total from investment operations	2.22	3.67	2.67	1.18	(1.85)

Distributions to shareholders

From net investment income	—	(0.07)	(0.01)	—	—

Net asset value, end of year	$17.47	$15.25	$11.65	$8.99	$7.81

Total return[b]	14.56%	31.63%	29.66%	15.11%	(19.15)%

Net assets, end of year (in 000s)	$4,615	$4,885	$3,362	$1,285	$1,171

Ratio of net expenses to average net assets	2.39%	2.39%	2.39%	2.41%	2.53%

Ratio of net investment income (loss) to average net assets	(0.73)%	(0.64)%	0.17%	(0.38)%	(1.22)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.54%	2.70%	2.97%	3.16%	2.87%

Ratio of net investment loss to average net assets	(0.88)%	(0.95)%	(0.41)%	(1.13)%	(1.56)%

Portfolio turnover rate	60%	67%	99%	87%	56%

See page 126 for all footnotes.

116

APPENDIX B

	International Small Cap Fund—Class C Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$15.19	$11.64	$8.98	$7.80	$9.66

Income (loss) from investment operations

Net investment loss[a]	(0.11)	(0.09)	(0.01)	(0.03)	(0.11)

Net realized and unrealized gain (loss)	2.32	3.75	2.67	1.21	(1.75)

Total from investment operations	2.21	3.66	2.66	1.18	(1.86)

Distributions to shareholders

From net investment income	—	(0.11)	—	—	—

Net asset value, end of year	$17.40	$15.19	$11.64	$8.98	$7.80

Total return[b]	14.55%	31.65%	29.62%	15.13%	(19.25)%

Net assets, end of year (in 000s)	$8,314	$8,445	$5,918	$1,653	$1,377

Ratio of net expenses to average net assets	2.39%	2.39%	2.39%	2.41%	2.53%

Ratio of net investment loss to average net assets	(0.66)%	(0.63)%	(0.05)%	(0.44)%	(1.23)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.54%	2.70%	2.97%	3.16%	2.87%

Ratio of net investment loss to average net assets	(0.81)%	(0.94)%	(0.63)%	(1.19)%	(1.57)%

Portfolio turnover rate	60%	67%	99%	87%	56%

See page 126 for all footnotes.

117

EMERGING MARKETS EQUITY FUND

	Emerging Markets Equity Fund—Class A Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$15.76	$10.49	$9.14	$7.14	$7.21

Income (loss) from investment operations

Net investment income (loss)[a]	0.16	0.09	0.04	0.03	(0.04)

Net realized and unrealized gain (loss)	4.12	5.19	1.35	1.97	(0.03)

Total from investment operations	4.28	5.28	1.39	2.00	(0.07)

Distributions to shareholders

From net investment income	(0.03)	(0.01)	(0.04)	—	—

From net realized gains	(0.10)	—	—	—	—

Total distributions	(0.13)	(0.01)	(0.04)	—	—

Net asset value, end of year	$19.91	$15.76	$10.49	$9.14	$7.14

Total return[b]	27.17%	50.51%	15.20%	28.01%	(0.97)%

Net assets, end of year (in 000s)	$400,757	$87,292	$30,159	$24,504	$22,442

Ratio of net expenses to average net assets	1.81%	1.99%	2.18%	2.25%	2.25%

Ratio of net investment income (loss) to average net assets	0.82%	0.63%	0.36%	0.40%	(0.51)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.81%	2.06%	2.33%	2.42%	2.56%

Ratio of net investment income (loss) to average net assets	0.82%	0.56%	0.21%	0.23%	(0.82)%

Portfolio turnover rate	101%	91%	150%	82%	104%

See page 126 for all footnotes.

118

APPENDIX B

	Emerging Markets Equity Fund—Class B Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$15.24	$10.19	$8.91	$7.00	$7.09

Income (loss) from investment operations

Net investment loss[a]	(0.02)	(0.01)	(0.01)	(0.01)	(0.08)

Net realized and unrealized gain (loss)	4.02	5.06	1.31	1.92	(0.01)

Total from investment operations	4.00	5.05	1.30	1.91	(0.09)

Distributions to shareholders

From net investment income	—	—	(0.02)	—	—

From net realized gains	(0.10)	—	—	—	—

Total distributions	(0.10)	—	(0.02)	—	—

Net asset value, end of year	$19.14	$15.24	$10.19	$8.91	$7.00

Total return[b]	26.24%	49.51%	14.68%	27.29%	(1.27)%

Net assets, end of year (in 000s)	$12,516	$6,080	$2,971	$1,428	$1,351

Ratio of net expenses to average net assets	2.56%	2.74%	2.74%	2.75%	2.75%

Ratio of net investment loss to average net assets	(0.11)%	(0.11)%	(0.13)%	(0.10)%	(1.03)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.56%	2.81%	2.89%	2.92%	3.06%

Ratio of net investment loss to average net assets	(0.11)%	(0.18)%	(0.28)%	(0.27)%	(1.34)%

Portfolio turnover rate	101%	91%	150%	82%	104%

See page 126 for all footnotes.

119

	Emerging Markets Equity Fund—Class C Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$15.26	$10.22	$8.92	$7.01	$7.11

Income (loss) from investment operations

Net investment income (loss)[a]	0.03	— [c]	(0.02)	(0.01)	(0.08)

Net realized and unrealized gain (loss)	3.97	5.04	1.32	1.92	(0.02)

Total from investment operations	4.00	5.04	1.30	1.91	(0.10)

Distributions to shareholders

From net realized gains	(0.10)	—	—	—	—

Net asset value, end of year	$19.16	$15.26	$10.22	$8.92	$7.01

Total return[b]	26.28%	49.32%	14.70%	27.10%	(1.41)%

Net assets, end of year (in 000s)	$21,024	$2,835	$939	$972	$706

Ratio of net expenses to average net assets	2.56%	2.74%	2.74%	2.75%	2.75%

Ratio of net investment loss to average net assets	0.18%	0.02%	(0.22)%	(0.18)%	(1.04)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.56%	2.81%	2.89%	2.92%	3.06%

Ratio of net investment loss to average net assets	0.18%	(0.05)%	(0.37)%	(0.35)%	(1.35)%

Portfolio turnover rate	101%	91%	150%	82%	104%

See page 126 for all footnotes.

120

APPENDIX B

ASIA EQUITY FUND

	Asia Equity Fund—Class A Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$13.38	$10.47	$9.37	$8.65	$8.07

Income (loss) from investment operations

Net investment income[a]	0.10	0.16	0.06	0.07	0.06

Net realized and unrealized gain (loss)	2.28	2.82	1.11	0.65	0.52

Total from investment operations	2.38	2.98	1.17	0.72	0.58

Distributions to shareholders

From net investment income	(0.16)	(0.07)	(0.07)	—	—

Net asset value, end of year	$15.60	$13.38	$10.47	$9.37	$8.65

Total return[b]	17.77%	28.64%	12.53%	8.20%	7.18%

Net assets, end of year (in 000s)	$93,917	$59,572	$38,943	$35,070	$29,635

Ratio of net expenses to average net assets	1.60%	1.60%	1.79%	1.89%	1.87%

Ratio of net investment income to average net assets	0.63%	1.25%	0.62%	0.87%	0.70%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.87%	1.99%	2.40%	3.34%	3.17%

Ratio of net investment income (loss) to average net assets	0.36	0.86%	0.01%	(0.58)%	(0.60)%

Portfolio turnover rate	162%	66%	105%	224%	161%

See page 126 for all footnotes.

121

	Asia Equity Fund—Class B Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$12.85	$10.08	$9.04	$8.39	$7.87

Income (loss) from investment operations

Net investment income (loss)[a]	(0.05)	0.04	0.01	0.02	0.01

Net realized and unrealized gain (loss)	2.22	2.74	1.06	0.63	0.51

Total from investment operations	2.17	2.78	1.07	0.65	0.52

Distributions to shareholders

From net investment income	(0.08)	(0.01)	(0.03)	—	—

Net asset value, end of year	$14.94	$12.85	$10.08	$9.04	$8.39

Total return[b]	16.93%	27.63%	11.85%	7.62%	6.73%

Net assets, end of year (in 000s)	$3,430	$5,124	$4,096	$3,185	$3,101

Ratio of net expenses to average net assets	2.35%	2.35%	2.35%	2.39%	2.37%

Ratio of net investment income (loss) to average net assets	(0.36)%	0.38%	0.08%	0.32%	0.17%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.62%	2.74%	2.96%	3.84%	3.67%

Ratio of net investment loss to average net assets	(0.63)%	(0.01)%	(0.53)%	(1.13)%	(1.13)%

Portfolio turnover rate	162%	66%	105%	224%	161%

See page 126 for all footnotes.

122

APPENDIX B

	Asia Equity Fund—Class C Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$12.79	$10.03	$9.00	$8.37	$7.85

Income (loss) from investment operations

Net investment income (loss)[a]	(0.01)	0.06	0.01	0.03	0.02

Net realized and unrealized gain (loss)	2.17	2.71	1.06	0.60	0.50

Total from investment operations	2.16	2.77	1.07	0.63	0.52

Distributions to shareholders

From net investment income	(0.10)	(0.01)	(0.04)	—	—

Net asset value, end of year	$14.85	$12.79	$10.03	$9.00	$8.37

Total return[b]	16.94%	27.60%	11.89%	7.53%	6.62%

Net assets, end of year (in 000s)	$3,790	$2,090	$1,582	$1,215	$1,055

Ratio of net expenses to average net assets	2.35%	2.35%	2.35%	2.39%	2.37%

Ratio of net investment income (loss) to average net assets	(0.06)%	0.48%	0.06%	0.38%	0.23%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.62%	2.74%	2.96%	3.84%	3.67%

Ratio of net investment income (loss) to average net assets	(0.33)%	0.09%	(0.55)%	(1.07)%	(1.07)%

Portfolio turnover rate	162%	66%	105%	224%	161%

See page 126 for all footnotes.

’

123

BRIC FUND

BRIC Fund—
Class A Shares

Period Ended
August 31,

2006[d]

Net asset value, beginning of period	$10.00

Income (loss) from investment operations

Net investment loss[a]	$(0.03)

Net realized and unrealized gain	$0.48

Total from investment operations	$0.45

Net asset value, end of year	$10.45

Total return[b]	4.60%

Net assets, end of period (in 000s)	$5,762

Ratio of net expenses to average net assets[e]	1.97%

Ratio of net investment income to average net assets[e]	(1.48)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets[e]	7.54%

Ratio of net investment income (loss) to average net assets[e]	(7.05)%

Portfolio turnover rate	8%

See page 126 for all footnotes.

124

APPENDIX B

BRIC Fund—
Class C Shares

Period Ended
August 31,

2006[d]

Net asset value, beginning of period	$10.00

Income (loss) from investment operations

Net investment loss[a]	$(0.04)

Net realized and unrealized gain	$0.47

Total from investment operations	$0.43

Distributions to shareholders

From net investment income	—

Net asset value, end of period	$10.43

Total return[b]	4.40%

Net assets, end of year (in 000s)	$1,890

Ratio of net expenses to average net assets[e]	2.72%

Ratio of net investment income (loss) to average net assets[e]	(2.19)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets[e]	8.60%

Ratio of net investment income (loss) to average net assets[e]	(8.06)%

Portfolio turnover rate	8%

See page 126 for all footnotes.

125

Footnotes:

a	Calculated based on the average shares outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

c	Amount is less than $0.005 per share.

d	Commenced operations on June 30, 2006.

e	Annualized.

126

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Index

1 General Investment Management Approach

2 Fund Investment Objectives and Strategies
2	Goldman Sachs Concentrated International Equity Fund
4	Goldman Sachs Japanese Equity Fund
6	Goldman Sachs International Small Cap Fund
8	Goldman Sachs Emerging Markets Equity Fund
10	Goldman Sachs Asia Equity Fund
12	Goldman Sachs BRIC Fund

14 Other Investment Practices and Securities

18 Principal Risks of the Funds

24 Fund Performance

34 Fund Fees and Expenses

44 Service Providers

53 Dividends

54 Shareholder Guide
54	How To Buy Shares
67	How To Sell Shares

83 Taxation

86 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

109 Appendix B Financial Highlights

International Equity Funds Prospectus (Class A, B and C Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the Additional Statement at the Funds’ website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-526-7384

■ By mail:	Goldman Sachs Funds, P.O. Box 06050 Chicago, IL 60606

■ On the Internet:	SEC EDGAR database: http://www.sec.gov

You may review and obtain copies of Fund documents (including the Additional Statement) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

GSAM® is a registered service mark of Goldman, Sachs & Co.

538964

EQINTLPROABC

Prospectus

Institutional
Shares

December 29, 2006

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

■ Goldman Sachs Concentrated International Equity Fund

■  Goldman Sachs Japanese Equity Fund

■  Goldman Sachs International Small Cap Fund

■  Goldman Sachs Emerging Markets Equity Fund

■  Goldman Sachs Asia Equity Fund

■ Goldman Sachs BRIC Fund (Brazil, Russia, India, China)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management International (“GSAMI”) serves as investment adviser to the Concentrated International Equity (formerly, International Equity), Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity and BRIC Funds. GSAMI is referred to in this Prospectus as the “Investment Adviser.”

ACTIVE INTERNATIONAL STYLE FUNDS

GSAMI’s Active International Investment Philosophy:

Belief	How the Investment Adviser Acts on Belief

■ Equity markets are inefficient	Seeks excess return through team driven, research intensive and bottom-up stock selection.

■ Corporate fundamentals ultimately drive share price	Seeks to conduct rigorous, first-hand research of business and company management.

■ A business’ intrinsic value will be achieved over time	Seeks to realize value through a long-term investment horizon.

The Investment Adviser attempts to manage risk in these Funds through disciplined portfolio construction and continual portfolio review and analysis. As a result, bottom-up stock selection, driven by fundamental research, should be a main driver of returns.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

1

Fund Investment Objectives and Strategies

Goldman Sachs Concentrated International Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® EAFE® Index (unhedged)

Investment Focus:	Concentrated portfolio in equity investments in companies organized outside the United States or whose securities are principally traded outside the United States

Investment Style:	Active International

Symbols:	GSIEX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks this objective by investing in the stocks of leading companies within developed and emerging countries around the world, outside the U.S.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.* The Fund intends to invest in companies with public stock market capitalizations that are larger than $500 million at the time of investment. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Investment Adviser to be positioned for long-term capital appreciation.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries.

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

2

FUND INVESTMENT OBJECTIVES AND STRATEGIES

The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. From time to time, the Fund’s investments in a particular developed country may exceed 25% of its investment portfolio. In addition, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations.

Other. The Fund may also invest up to 20% of its Net Assets in fixed-income securities, such as government, corporate and bank debt obligations. The Fund’s investments may include companies of all capitalization sizes.

3

Goldman Sachs Japanese Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Tokyo Price Index (“TOPIX”) (unhedged)

Investment Focus:	Equity investments in Japanese issuers

Investment Style:	Active International

Symbols:	GSJIX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks this objective by investing primarily in Japanese issuers.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in Japanese issuers.*

A Japanese issuer is a company that either:

■	Has a class of its securities whose principal securities market is in Japan;
■	Is organized under the laws of, or has a principal office in, Japan;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in Japan; or
■	Maintains 50% or more of its assets in Japan.

The Fund’s concentration in Japanese issuers will expose it to the risks of adverse social, political and economic events which occur in Japan or affect the Japanese markets. These risks, some of which are discussed briefly below, may adversely affect the ability of the Fund to achieve its investment objective.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Japan’s economy grew substantially after World War II. More recently, however, Japan’s economic growth has been substantially below the level of earlier decades. In recent years, Japan has experienced stagnant consumer demand, higher unemployment and deflationary pressures. In response to these conditions, Japan has attempted to implement changes regarding high wages and taxes, currency valuations, structural rigidities, political reform and the deregulation of its economy. Although real gross domestic product in 2004 and 2005 was positive, progress on these reforms has not been fast.

Japan’s economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. A substantial rise in world oil or commodity prices, or a fall-off in Japan’s manufactured exports, could be expected to affect Japan’s economy adversely. Japan’s banking industry and, more generally, the Japanese economy have suffered from non-performing loans, low real estate values and lower valuations of securities holdings. Many Japanese banks have required public funds to avert insolvency. In 2003, to help Japanese banks shed their non-performing loans, Japan’s Financial Services Agency established the Industrial Revitalization Corporation Japan (“IRCJ”) to assist in cleaning up the non-performing loans of the Japanese banking sector. The IRCJ is modeled after the Resolution Trust Corporation which was created in the United States to address the savings and loans crisis and is scheduled to complete its work and be dissolved in 2008. However several banks paid back all their public money in 2006. Recent economic performance has shown improvements with positive GDP growth in 2004 and 2005 and reduction in non-performing loans since 2002.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in non-Japanese issuers and in fixed-income securities, such as government, corporate and bank debt obligations. The Fund’s investment may include companies of all capitalization sizes.

5

Goldman Sachs International Small Cap Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	S&P/Citigroup EMI World ex-U.S. Index

Investment Focus:	Small-cap foreign equity investments

Investment Style:	Active International

Symbols:	GISIX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks this objective by investing primarily in the equity securities of small companies around the world, outside the U.S.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in non-U.S. small-cap companies.* These are companies:

■	With public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within $100 million and $4 billion, at the time of investment; and
■	That are organized outside the United States or whose securities are principally traded outside the United States.

The Fund seeks to achieve its investment objective by investing in issuers that are considered by the Investment Adviser to be strategically positioned for long-term growth.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in securities of companies in the developed countries of Western Europe, Japan and Asia. From time to time, the Fund’s investments in a particular developed country may exceed 25% of its investment portfolio. In addition, the

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Fund may invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in companies with public stock market capitalizations outside the market capitalization range stated above at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations. If the market capitalization of a company held by the Fund moves outside the range stated above, the Fund may, consistent with its investment objective, continue to hold the security.

7

Goldman Sachs Emerging Markets Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® Emerging Markets Index

Investment Focus:	Equity investments in emerging country issuers

Investment Style:	Active International

Symbols:	GEMIX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks this objective by investing primarily in the equity securities of emerging country issuers.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in emerging country issuers.* The Investment Adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund’s investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments:

■ Argentina	■ Egypt	■ Korea	■ Philippines	■ Taiwan
■ Brazil	■ Hungary	■ Malaysia	■ Poland	■ Thailand
■ Chile	■ India	■ Mexico	■ Russia	■ Turkey
■ China	■ Indonesia	■ Morocco	■ South Africa	■ Venezuela
■ Columbia	■ Israel	■ Pakistan	■ South Korea	■ Vietnam
■ Czech Republic	■ Jordan	■ Peru	■ Sri Lanka

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

An emerging country issuer is any company that either:

■	Has a class of its securities whose principal securities market is in an emerging country;
■	Is organized under the laws of, or has a principal office in, an emerging country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or
■	Maintains 50% or more of its assets in one or more emerging countries.

Under normal circumstances, the Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its Net Assets in securities of issuers in any one emerging country. Allocation of the Fund’s investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers’ and Goldman Sachs economists’ views of the relative attractiveness of emerging countries and currencies are considered in allocating the Fund’s assets among emerging countries.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in (i) fixed-income securities of private and government emerging country issuers; and (ii) equity and fixed-income securities, such as government, corporate and bank debt obligations, of developed country issuers.

9

Goldman Sachs Asia Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® All Country Asia ex-Japan Index (unhedged)

Investment Focus:	Equity investments in issuers in Asian countries

Investment Process:	Active International

Symbols:	GSAIX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks this objective by investing primarily in issuers in Asian countries.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in Asian issuers.*

An Asian issuer is any company that either:

■	Has a class of its securities whose principal securities market is in one or more Asian countries;
■	Is organized under the laws of, or has a principal office in, an Asian country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more Asian countries; or
■	Maintains 50% or more of its assets in one or more Asian countries.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

10

FUND INVESTMENT OBJECTIVES AND STRATEGIES

The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund’s investment policies, Asian countries include:

■ China	■ Malaysia	■ South Korea
■ Hong Kong	■ Pakistan	■ Sri Lanka
■ India	■ Philippines	■ Taiwan
■ Indonesia	■ Singapore	■ Thailand

as well as any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments.

A majority of Asian countries can be characterized as either developing or newly industrialized economies and tend to experience more volatile economic cycles than developed countries. Some countries in the region have in the past experienced currency devaluations that resulted in high interest rate levels, sharp reductions in economic activity, and significant drops in securities prices. Some countries in the region have in the past imposed restrictions on converting local currency which prevented foreign firms from selling assets and repatriating funds. Many countries in the region have historically faced political uncertainty, corruption, military intervention and social unrest. Examples include ethnic and sectarian violence in Indonesia and India, armed conflict between India and Pakistan and insurgencies in the Philippines.

Allocation of the Fund’s investments will depend upon the Investment Adviser’s views of the relative attractiveness of the Asian markets and particular issuers, and allocations are subject to change in light of those views. Concentration of the Fund’s assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund’s assets were not so concentrated.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in issuers located in non-Asian countries and Japan, and in fixed-income securities, such as government, corporate and bank debt obligations.

11

Goldman Sachs BRIC Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® EM BRIC 5-25 Constrained[1]

Investment Focus:	Equity investments primarily in Brazil, Russia, India and China or in issuers that participate in these markets

Investment Style:	Active International

Symbols:	GBRIX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks this objective by investing primarily in equity investments in Brazil, Russia, India and China or issuers that participate in these markets.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a concentrated portfolio of equity investments in Brazil, Russia, India and China (“BRIC countries”) or in issuers that participate in the markets of the BRIC countries by deriving a significant amount of their total revenue or profit from goods produced, sales made or services provided or by maintaining a significant amount of their assets in BRIC countries.* Under normal circumstances, the Fund maintains investments in at least four emerging countries, Brazil, Russia, India and China. Generally, the Fund may invest in issuers that expose the Fund to the prevailing economic circumstances and

1	Effective December 29, 2006, the MSCI® EM BRIC 5-25 Constrained Index replaced the MSCI® EM BRIC Index as the Fund’s benchmark. The MSCI® EM BRIC 5-25 Constrained Index covers approximately 228 securities with a general allocation of 27% Brazil, 22% Russia, 20% India and 31% China. The index is constrained so that no one stock can be greater than 5% of the index. Additionally, the total of all positions with individual stock weightings greater than 2.5% cannot exceed 25%. In the Investment Adviser’s opinion, the MSCI® EM BRIC 5-25 Constrained Index is a more appropriate benchmark against which to measure the performance of the Fund.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

12

FUND INVESTMENT OBJECTIVE AND STRATEGIES

factors present in the BRIC countries. The Fund may invest in other emerging country issuers, in addition to BRIC country issuers.

An “emerging country issuer” is any company that either: (i) has a class of its securities whose principal securities market is in an emerging country; (ii) is organized under the laws of, or has a principal office in, an emerging country; (iii) derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or (iv) maintains 50% or more of its assets in one or more emerging countries.

Allocation of the Fund’s investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers’ views of the relative attractiveness of emerging countries and currencies are considered in allocating the Fund’s assets among emerging countries. For more information about the Fund’s purchases of equity investments, see “Appendix A — General Portfolio Risks.”

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in (i) equity and fixed-income securities of private and government emerging country issuers; and (ii) equity and fixed-income securities, such as government, corporate and bank debt obligations, of developed and emerging country issuers. The Fund’s investments may include companies of all capitalization sizes.

THE BRIC FUND IS “NON-DIVERSIFIED” UNDER THE INVESTMENT COMPANY ACT OF 1940 (“INVESTMENT COMPANY ACT”), AND MAY INVEST MORE OF ITS ASSETS IN FEWER ISSUERS THAN “DIVERSIFIED” MUTUAL FUNDS. THEREFORE, THE BRIC FUND MAY BE MORE SUSCEPTIBLE TO ADVERSE DEVELOPMENTS AFFECTING ANY SINGLE ISSUER HELD IN ITS PORTFOLIO, AND MAY BE MORE SUSCEPTIBLE TO GREATER LOSSES BECAUSE OF THESE DEVELOPMENTS.

13

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“Additional Statement”).

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;	Concentrated
limited only by the objectives and strategies	International
of the Fund	Equity
— Not permitted	Fund

Investment Practices

Borrowings	33 1/3

Cross Hedging of Currencies	•

Currency Swaps*	•

Custodial Receipts and Trust Certificates	•

Equity Swaps*	•

Foreign Currency Transactions	•

Futures Contracts and Options on Futures Contracts	•

Investment Company Securities (including exchange-traded funds)	10

Options on Foreign Currencies[1]	•

Options on Securities and Securities Indices[2]	•

Repurchase Agreements	•

Securities Lending	33 1/3

Short Sales Against the Box	25

Unseasoned Companies	•

Warrants and Stock Purchase Rights	•

When-Issued Securities and Forward Commitments	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and all swap transactions that are not deemed liquid.

[1]	The Funds may purchase and sell call and put options.
[2]	The Funds may sell covered call and put options and purchase call and put options.

14

OTHER INVESTMENT PRACTICES AND SECURITIES

Emerging
Japanese	International	Markets	Asia
Equity	Small Cap	Equity	Equity	BRIC
Fund	Fund	Fund	Fund	Fund

33 1/3	33 1/3	33 1/3	33 1/3	33 1/3

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

10	10	10	10	10

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

33 1/3	33 1/3	33 1/3	33 1/3	33 1/3

25	25	25	25	25

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

15

10 Percent of Total Assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;	Concentrated
limited only by the objectives and strategies	International
of the Fund	Equity
— Not permitted	Fund

Investment Securities

American, European and Global Depositary Receipts	•

Asset-Backed and Mortgage-Backed Securities[2]	•

Bank Obligations[1,2]	•

Convertible Securities	•

Corporate Debt Obligations[2]	•

Equity Investments	80+

Emerging Country Securities	•

Fixed-Income Securities[3]	20

Foreign Securities	•

Foreign Government Securities[2]	•

Non-Investment Grade Fixed-Income Securities[2]	• [4]

Real Estate Investment Trusts	•

Structured Securities*	•

Temporary Investments	35

U.S. Government Securities[2]	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[1]	Issued by U.S. or foreign banks.
[2]	Limited by the amount the Fund invests in fixed-income securities.
[3]	Except as noted under “Non-Investment Grade Fixed-Income Securities,” fixed-income securities are investment grade (e.g., BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).

[4]	May be BB or lower by Standard & Poor’s, Ba or lower by Moody’s or have a comparable rating by another NRSRO at the time of investment.

16

OTHER INVESTMENT PRACTICES AND SECURITIES

Emerging
Japanese	International	Markets	Asia
Equity	Small Cap	Equity	Equity	BRIC
Fund	Fund	Fund	Fund	Fund

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

80+	80+	80+	80+	80+

•	•	•	•	•

20 [5]	20 [6]	20 [7]	20 [8]	20 [7]

•	•	•	•	•

•	•	•	•	•

• [4]	• [4]	• [4]	• [4]	•

•	•	•	•	•

•	•	•	•	•

100	100	35	100	35
•	•	•	•	•

[5]	The Japanese Equity Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed-income securities; and (2) equity investments in non-Japanese issuers.

[6]	The International Small Cap Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed-income securities; and (2) equity investments in companies with public stock market capitalizations of less than $100 million or more than $4 billion at the time of investment.

[7]	The Emerging Markets Equity and BRIC Funds may invest in the aggregate up to 20% of their respective Net Assets in: (1) fixed-income securities of private and government emerging country issuers; and (2) equity and fixed-income investments in developed country issuers.

[8]	The Asia Equity Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed-income securities; and (2) equity investments in issuers located in non-Asian countries and Japan.

17

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	Concentrated			Emerging
• Applicable	International	Japanese	International	Markets	Asia	BRIC
— Not applicable	Equity	Equity	Small Cap	Equity	Equity	Fund

Credit/Default	•	•	•	•	•	•

Foreign	•	•	•	•	•	•

Emerging Countries	•	•	•	•	•	•

Stock	•	•	•	•	•	•

Derivatives	•	•	•	•	•	•

Interest Rate	•	•	•	•	•	•

Management	•	•	•	•	•	•

Market	•	•	•	•	•	•

Liquidity	•	•	•	•	•	•

Investment Style	•	•	•	•	•	•

Geographic	•	•	•	•	•	•

Mid Cap and Small Cap	•	•	•	—	—	•

Initial Public Offering (“IPO”)	—	•	•	•	•	•

Issuer Concentration Risk	•	—	—	—	—	•

Non-Diversification	—	—	—	—	—	•

BRIC	—	—	—	—	—	•

All Funds:

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.
■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations.

18

PRINCIPAL RISKS OF THE FUNDS

Foreign risks will normally be greatest when a Fund invests in issuers located in BRIC and other emerging countries.

■	Emerging Countries Risk—The securities markets of Asian, Latin, Central and South American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.
■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
■	Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small and mid- capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The

19

Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds for which Goldman Sachs Asset Management, L.P. (“GSAM”) or an affiliate now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s net asset value (“NAV”).
■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

■	Geographic Risk—The Japanese Equity Fund invests primarily in equity investments in Japanese issuers. The Asia Equity Fund invests primarily in equity investments in Asian issuers. The BRIC Fund invests primarily in equity investments in Brazil, Russia, India and China issuers. Concentration of the investments of these or other Funds in issuers located in a particular country or region will subject a Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

Specific Funds:

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.

20

PRINCIPAL RISKS OF THE FUNDS

■	IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

■	Issuer Concentration Risk—Under normal circumstances, the Concentrated International Equity Fund intends to invest in approximately 30-45 companies and the BRIC Fund intends to invest in approximately 20-45 companies. As a result of the relatively small number of issuers in which the Fund generally invests, it may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

■	Non-Diversification Risk—The BRIC Fund is non-diversified, meaning that the Fund is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

■	BRIC Risks:

The economies, industries, securities and currency markets of Brazil, Russia, India and China may be adversely affected by protectionist trade policies, a slow U.S. economy, political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S.

Brazil. Investments in Brazil are subject to political risks including governmental restrictions on the outflow of profits to investors abroad, restrictions on the exchange or export of Brazilian currency, seizure of foreign investment and imposition of high taxes. Since the Brazilian securities markets are smaller, less liquid and more volatile than domestic markets, buying and selling investments may be more difficult and costly. Brazilian issuers generally differ from U.S. public issuers in the lack of comparable publicly available information; disclosure; regulatory, accounting, auditing and financial standards; government regulation; and legal remedies for investors. Brazil’s economy outweighs that of all other South American countries and is characterized by large and well-developed agricultural,

21

mining, manufacturing and service sectors. A significant economic vulnerability is the government’s large debt in relation to Brazil’s small (but growing) export base.

Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There is little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. Ownership of shares in Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the Fund’s ownership rights could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there is a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for more than 80% of exports, leaving the country vulnerable to swings in world prices.

India. Investments in India are subject to risks of: greater political, economic and social uncertainty; greater price volatility and less liquidity; less publicly available company disclosure; difficulty in enforcing judgments; restrictions on foreign investment and expropriation of capital; exchange control regulations; currency exchange rate fluctuations; and higher rates of inflation. Regulations in India prescribe rules for the transfer of Indian securities between foreign, domestic, Indian and non-Indian security holders. Such transfers may require the approval of either the Indian government or the Reserve Bank of India. Foreign institutional investors (FII) are required to register with the Securities and Exchange Board of India (SEBI). GSAM is a registered FII and the inclusion of the Fund in GSAM’s registration was approved by SEBI. FIIs are required to observe certain investment restrictions, including an account ownership ceiling of 5% of the total issued share capital of any one company. The shareholdings of all registered FIIs, together with the shareholdings of non-resident Indian individuals and foreign corporate bodies substantially owned by non-resident Indians, may not exceed a specified percentage of the issued share capital of any one company (subject to that company’s approval).

22

PRINCIPAL RISKS OF THE FUNDS

Only registered FIIs and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. Income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes. A tax is currently imposed on gains from sales of equities held not more than one year and sold on a recognized stock exchange in India. Gains from sales of equity securities in other cases may also be taxed. Securities transaction tax applies for specified transactions at specified rates. India imposes a tax on interest and on dividends. India’s economy encompasses traditional village farming, modern agriculture, handicrafts, a wide range of modern industries, and a multitude of services. Services are the major source of economic growth, accounting for half of India’s output with less than one quarter of its labor force. About two-thirds of the workforce is in agriculture. Despite strong growth, the World Bank and others express concern about the combined state and federal budget deficit.

China. Investment in China (the People’s Republic of China, Hong Kong and Taiwan) is subject to legal, regulatory, monetary and economic risks. The People’s Republic of China is dominated by the one-party rule of the Communist Party. Investments in China involve the risk of greater control over the economy, political and legal uncertainties and currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support the economic reform programs implemented in 1978 and possibly return to the completely centrally planned economy that existed prior to 1978, and the risk of nationalization or expropriation of assets. The Chinese securities markets are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in substantially less liquidity and greater price volatility. The securities markets in Hong Kong, by comparison, are relatively well developed and active. The economy of China may differ favorably or unfavorably from the U.S. economy in terms of the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position, among others. The Chinese government exercises significant control over China’s economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Taiwan’s political and economic relationship with China could adversely impact investments in Taiwan.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

23

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of a Fund’s Institutional Shares compare to those of broad-based securities market indices. The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. No performance for the BRIC Fund is provided because the Fund has less than one calendar year’s performance.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Institutional Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Institutional Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

24

FUND PERFORMANCE

Concentrated International Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2006 was 11.15%. Best Quarter* Q4 ’99 +21.89% Worst Quarter* Q3 ’02 -20.42%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Institutional Shares (Inception 2/7/96)
Returns Before Taxes	13.97%	2.02%	6.28%
Returns After Taxes on Distributions**	13.82%	1.42%	4.98%
Returns After Taxes on Distributions and Sale of Fund Shares**	9.37%	1.42%	4.86%
MSCI® EAFE® (unhedged)***	14.02%	4.94%	6.12%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

25

Japanese Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2006 was -3.78. Best Quarter* Q3 ’99 +23.29% Worst Quarter* Q3 ’01 -21.25%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Institutional Shares (Inception 5/1/98)
Returns Before Taxes	31.36%	1.62%	5.77%
Returns After Taxes on Distributions**	31.23%	1.52%	5.01%
Returns After Taxes on Distributions and Sale of Fund Shares**	20.68%	1.34%	4.70%
Tokyo Price Index (“TOPIX”) (unhedged)***	26.08%	5.31%	6.09%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The TOPIX (unhedged) is an unmanaged composite of all stocks on the first section of the Tokyo Stock Exchange. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

26

FUND PERFORMANCE

International Small Cap Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2006 was 7.01%. Best Quarter* Q2 ’03 +22.75% Worst Quarter* Q3 ’02 -22.72%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Institutional Shares (Inception 5/1/98)
Returns Before Taxes	20.74%	8.09%	9.71%
Returns After Taxes on Distributions**	20.65%	8.06%	9.22%
Returns After Taxes on Distributions and Sale of Fund Shares**	13.69%	7.06%	8.30%
MSCI® EAFE® Small Cap Index (unhedged)***	23.89%	14.17%	8.35%
S&P/Citigroup EMI World ex-U.S. Index (gross)****	22.09%	13.55%	9.35%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The MSCI® EAFE® Small Cap Index (unhedged), inception date 1/15/98, includes approximately 1,000 securities from 23 developed markets with a capitalization range between $200 million and $1.5 billion and a general regional allocation of 55% Europe, 31% Japan and 14% Australasia. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

****	Effective April 13, 2006, the S&P/Citigroup EMI World ex-US Index (gross) replaced the MSCI EAFE Small Cap Index (unhedged) as the Fund’s benchmark. The S&P/Citigroup EMI World ex-US Index covers the smallest 20% of companies, ranked by total market capitalization, which first qualify for inclusion in the country index. This includes approximately 4,610 securities from 24 developed markets with a general regional allocation of 64% Europe, 18% Japan, 11% Australasia and 7% North America. In the Investment Adviser’s opinion, the S&P/Citigroup EMI World ex-US Index (gross) is a more appropriate benchmark against which to measure the performance of the Fund. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

27

Emerging Markets Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2006 was 9.29%. Best Quarter* Q4 ’99 +30.18% Worst Quarter* Q3 ’98 -22.78%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Institutional Shares (Inception 12/15/97)
Returns Before Taxes	40.91%	18.53%	9.71%
Returns After Taxes on Distributions**	40.83%	18.61%	9.42%
Returns After Taxes on Distributions and Sale of Fund Shares**	26.95%	16.57%	8.42%
MSCI® Emerging Markets Free Index***	34.54%	19.42%	10.45%
MSCI® Emerging Markets Net Total Return Index**** (Inception 01/01/01)	34.00%	19.08%	19.08%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The unmanaged MSCI® Emerging Markets Free Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, of over 30 emerging market countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

****	The MSCI® Emerging Markets Net Total Return Index, established on January 1, 2001, is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. “Free” indicates an index that excludes shares in otherwise free markets that are not purchased by foreigners. The Free index does not reflect any deduction for fees, expenses or taxes. MSCI® Emerging Markets Net Total Return Index reflects deduction for fees, expenses and taxes applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. An investor cannot invest directly in an index.

28

FUND PERFORMANCE

Asia Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Institutional Shares for the 9-month period ended September 30, 2006 was 9.04%. Best Quarter* Q2 ’99 +31.32% Worst Quarter* Q4 ’97 -27.19%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Institutional Shares (Inception 2/2/96)
Returns Before Taxes	22.60%	10.91%	-0.26%
Returns After Taxes on Distributions**	22.48%	10.92%	-0.30%
Returns After Taxes on Distributions and Sale of Fund Shares**	15.07%	9.63%	-0.21%
MSCI® All Country Free Asia ex-Japan Index (unhedged)***	19.29%	10.47%	-1.15%
MSCI® All Country Asia ex-Japan Net Total Return Index (unhedged)**** (Inception 01/01/01)	22.69%	13.12%	13.12%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The unmanaged MSCI® All Country Free Asia ex-Japan Index (unhedged) is a market capitalization-weighted composite of securities in eleven Asian countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

****	The MSCI® All Country Asia ex-Japan Net Total Return Index (unhedged), established on January 1, 2001, is a free float-adjusted market capitalization-weighted composite of securities in eleven Asian Countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchased by foreigners. The Net Total Return Index measures the market performance, including price performance and income from dividend payments, net of all fees, costs and taxes applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. An investor cannot invest directly in an index.

29

Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Fund.

Concentrated
International
Equity Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees[1]	2.0%
Exchange Fees	None

Annual Fund Operating Expenses[2] (expenses that are deducted from Fund assets):
Management Fees[3]	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses4*	0.18%

Total Fund Operating Expenses*	1.18%

See page 32-33 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Funds are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

Concentrated
International
Equity Fund

Annual Fund Operating Expenses[2] (expenses that are deducted from Fund assets):
Management Fees[3]	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses[4]	0.14%

Total Fund Operating Expenses (after current expense limitations)	1.14%

30

FUND FEES AND EXPENSES

	International	Emerging	Asia
Japanese	Small Cap	Markets	Equity	BRIC
Equity Fund	Fund	Equity Fund	Fund	Fund

None	None	None	None	None
None	None	None	None	None
2.0%	2.0%	2.0%	2.0%	2.0%
None	None	None	None	None

1.00%	1.10%	1.20%	1.00%	1.30%
None	None	None	None	None
0.53%	0.29%	0.21%	0.47%	0.72%

1.53%	1.39%	1.41%	1.47%	2.02%

	International	Emerging	Asia
Japanese	Small Cap	Markets	Equity	BRIC
Equity Fund	Fund	Equity Fund	Fund	Fund

1.00%	1.10%	1.20%	1.00%	1.27%
None	None	None	None	None
0.15%	0.14%	0.21%	0.20%	0.30%

1.15%	1.24%	1.41%	1.20%	1.57%

31

Fund Fees and Expenses continued

[1]	A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 30 calendar days or less.

[2]	The Fund’s annual operating expenses are based on actual expenses for the fiscal year ended August 31, 2006, except for the BRIC Fund which have been restated to reflect expenses for the current fiscal year.

[3]	The Investment Adviser is entitled to a management fee at the annual rate equal to the following percentages of the average daily net assets of the Funds:

Fund	Management Fee Annual Rate	Average Daily Net Assets

Concentrated International Equity	1.00%	First $	1 Billion
	0.90	Next $	1 Billion
	0.86	Over $	2 Billion

Japanese Equity	1.00%	First $	1 Billion
	0.90	Next $	1 Billion
	0.86	Over $	2 Billion

International Small Cap	1.10%	First $	2 Billion
	0.99	Over $	2 Billion

Emerging Markets Equity	1.20%	First $	2 Billion
	1.08	Over $	2 Billion

Asia Equity	1.00%	First $	1 Billion
	0.90	Next $	1 Billion
	0.86	Over $	2 Billion

BRIC	1.30%	First $	2 Billion
	1.17	Over $	2 Billion

The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the BRIC Fund equal to 0.03% of the Fund’s average daily net assets. As a result of this fee waiver, the current management fee of the Fund is 1.27% of the Fund’s average daily net assets. The waiver may be terminated at any time at the option of the Investment Adviser.

32

FUND FEES AND EXPENSES

[4]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Institutional Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the following percentages of each Fund’s average daily net assets:

Fund	Other Expenses

Concentrated International Equity	0.104%

Japanese Equity	0.114%

International Small Cap	0.104%

Emerging Markets Equity	0.354%

Asia Equity	0.164%

BRIC	0.264%

These expense reductions may be terminated at any time at the option of the Investment Adviser. Other Expenses of the Emerging Markets Equity Fund are currently below the 0.354% cap.

33

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Concentrated International Equity	$120	$375	$649	$1,432

Japanese Equity	$156	$483	$834	$1,824

International Small Cap	$142	$440	$761	$1,669

Emerging Markets Equity	$144	$446	$771	$1,691

Asia Equity	$150	$465	$803	$1,757

BRIC Fund	$205	$634	N/A	N/A

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Payments to Intermediaries” in the Additional Statement.

34

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund

Goldman Sachs Asset Management International (“GSAMI”) Christchurch Court 10-15 Newgate Street London, England EC1A 7HD	Concentrated International Equity Japanese Equity International Small Cap Emerging Markets Equity Asia Equity BRIC

GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of September 30, 2006, GSAMI had assets under management of $154 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

35

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates (as a percentage of each respective portfolio’s average daily net assets) listed below:

			Actual Rate
	Management		For the Fiscal
	Fee	Average Daily	Year Ended
	Annual Rate	Net Assets	August 31, 2006

GSAMI:

Concentrated International Equity	1.00%	First $1 Billion	1.00%
	0.90	Next $1 Billion
	0.86	Over $2 Billion

Japanese Equity	1.00%	First $1 Billion	1.00%
	0.90	Next $1 Billion
	0.86	Over $2 Billion

International Small Cap	1.10%	First $2 Billion	1.10%
	0.99	Over $2 Billion

Emerging Markets Equity	1.20%	First $2 Billion	1.20%
	1.08	Over $2 Billion

Asia Equity	1.00%	First $1 Billion	1.00%
	0.90	Next $1 Billion
	0.86	Over $2 Billion

BRIC	1.30%	First $2 Billion	1.27%
	1.17	Over $2 Billion

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may voluntarily waive a portion of its advisory fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds in 2006 is available in the Funds’ annual report dated August 31, 2006.

36

SERVICE PROVIDERS

FUND MANAGERS

Active International Portfolio Management Team

■	Global portfolio teams based in London, Singapore, Tokyo and New York. Local presence is a key to the Investment Adviser’s fundamental research capabilities

■	Team manages over $17 billion in international equities for retail, institutional and high net worth clients

■	Focus on bottom-up stock selection as main driver of returns, though the team leverages the asset allocation, currency and risk management capabilities of GSAMI

______________________________________________________________________________________________________________

London-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Mark Beveridge, CFA Managing Director, Chief Investment Officer, Global Active Equity	Portfolio Manager— Concentrated International Equity	Since 2004	Mr. Beveridge joined the Investment Adviser in December 2004 as Chief Investment Officer of the Global Active Equity business which encompasses the Global/International, UK/European, Asia ex Japan and Japan strategies. Prior to joining the Investment Adviser, he spent 19 years at Franklin Templeton, where he was Executive Vice President and Senior Portfolio Manager responsible for ex-US portfolios.

Prashant Bhayani Executive Director	Portfolio Manager— International Small Cap	Since 2000	Mr. Bhayani joined the Investment Adviser as a portfolio manager in April 1998. From 1997 to 1998, he worked on his MBA at INSEAD in France and from 1992 to 1996, he was a portfolio and marketing analyst at Fischer Francis Trees and Watts, a specialist global fixed-income fund manager.

William Howard, CFA Managing Director Director of Research, Global Active Equity	Portfolio Manager— Concentrated International Equity	Since 2005	Mr. Howard joined the Investment Adviser in January 2005 as a portfolio manager. He is also Director of Research for Global Active Equity. From 1993 to 2004 he was a Portfolio Manager at Franklin Templeton responsible for ex-US portfolios.

37

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

David Lowish, CFA Executive Director	Portfolio Manager— International Small Cap	Since 2003	Mr. Lowish joined the Investment Adviser in 1999 on the analyst program, and worked on the European Equity and Global Fixed Income and Currency product management teams where he was responsible for marketing and supporting GSAMI’s London based fixed income and currency products. He joined the European Small Cap Equity and International Small Cap Equity teams in 2001, and was named Portfolio Manager in 2003.

Maria Gordon, CFA Managing Director	Portfolio Manager— Emerging Markets Equity BRIC	Since 2001 2006	Ms. Gordon joined the Investment Adviser as a research analyst for the emerging markets equities team in September 1998. She was named a portfolio manager in November 2001 and became the Co-Head of Global Emerging Markets Equities Strategy in March 2003.

Michael Stanes Executive Director	Portfolio Manager— Concentrated International Equity	Since 2002	Mr. Stanes joined the Investment Adviser as a portfolio manager in November 2002. From 1986 to 2001, he worked at Mercury Asset Management, where he managed UK equity portfolios in London, Japanese equity portfolios in Tokyo and US and global portfolios in the US.

Richard Flax, CFA Executive Director	Portfolio Manager— BRIC	Since 2006	Mr. Flax also covers Latin American and EMEA consumer stocks for the Global Emerging Markets Equity team. He joined GSAM’s Global Emerging Markets Equity team in 2001. Prior to that he worked at Fleming Investment Management as an emerging market debt analyst.

38

SERVICE PROVIDERS

Singapore-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Siew-Hua Thio Managing Director	Portfolio Manager— Asia Equity	Since 1998	Ms. Thio joined the Investment Adviser as a portfolio manager in 1998. From 1997 to 1998, she was Head of Research for Indosuez WI Carr in Singapore.

Kenny Tjan, CFA Vice President	Portfolio Manager— Emerging Markets Equity BRIC	Since 2003 2006	Mr. Tjan joined the Investment Adviser in 2001 as Co-Head of the Non-Japan Asia portfolio management team. In March 2003, he became the Co-Head of Global Emerging Markets Equities Strategy. Effective September 2004, Mr. Tjan assumed the role as CIO of the China Equity Team, which is involved in the research and management of domestic Chinese equities. From 1999 to 2001, he was an Investment Director of Rothschild Asset Management Singapore.

Mark Syn, CFA Executive Director	Portfolio Manager— BRIC	Since 2006	Mr. Syn also covers the technology and banking sectors within Asia ex-Japan and his country focus includes India and Singapore. He joined GSAM’s Asia ex-Japan team in 2000. Prior to joining GSAM, he worked for Citibank in Singapore in the Corporate Banking Group as a Management Associate focusing on relationship management.

39

Tokyo-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

David Townshend Managing Director, Head of Japan Active Equity	Head of Japan Active Equity	Since 2005	Mr. Townshend joined the Investment Adviser in 2001 as co-Head of the Investment Adviser’s UK/European Financials team. He joined GSAM in 2001 after nine years of experience on Goldman, Sachs & Co.’s European Banks team, which he joined in 1992. He was named became the Head of Japan Equity in 2005.

Hiroyuki Ito, CMA Vice President	Portfolio Manager— Japanese Equity	Since 2005	Mr. Ito joined the Investment Adviser in 2005 as portfolio manager on the Japan Active Equity team. Prior to joining GSAM, he worked as Chief Portfolio Manager in DLIBJ Asset Management, a member of Mizuho Financial Group.

Takeya Suzuki, CFA Vice President	Portfolio Manager— International Small Cap	Since 2004	Mr. Suzuki first joined the Investment Adviser in the Japanese Equity Team in 1996. He then went to the graduate school of corporate strategy at Hitotsubashi University in 2001, and rejoined the team in 2003 as a Japanese Small Cap Equity portfolio manager.

Mark Beveridge serves as Chief Investment Officer (“CIO”) of GSAM’s Non-US Active Equity team and CIO of GSAMI’s Global/EAFE strategies. As CIO, Mr. Beveridge is ultimately responsible for the composition of a Fund’s structure at both the stock and industry level. Along with the other portfolio managers on the team, Mr. Beveridge has specific industry research responsibilities. Each portfolio manager is responsible for liaising with research analysts around the world, promoting his or her stock selection ideas to the other members of the team and after debating their inclusion in the portfolio.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs,

40

SERVICE PROVIDERS

71 S. Wacker Dr., Suite 500, Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised

41

clients may adversely impact the Funds. Transactions by one or more Goldman Sachs advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund as when acquisitions with or for the Funds. For more information about conflicts of interest, see the Additional Statement.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, the Goldman Sachs Funds included in this Prospectus and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, In re Goldman Sachs Mutual Funds Fee Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman, Sachs & Co., the Trust, Goldman Sachs Variable Insurance Trust (“GSVIT”) the Trustees and Officers of the Trust and

42

SERVICE PROVIDERS

John Doe Defendants (collectively, the “Defendants”) in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and GSVIT (collectively, the “Goldman Sachs Funds”) were named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

The second amended consolidated complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), asserts claims involving (i) violations of the Investment Company Act of 1940 (the “Investment Company Act”) and the Investment Advisers Act of 1940, (ii) common law breaches of fiduciary duty and (iii) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of-fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. The plaintiffs in the cases are seeking compensatory damages; rescission of GSAM’s and GSAMI’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees. On January 13, 2006, all claims against the Defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals on similar litigation.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to its clients, including the Goldman Sachs Funds.

43

Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain Goldman Sachs Institutional Liquid Assets Portfolios (“ILA Portfolios”). See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

The Funds’ investments in foreign securities may be subject to foreign withholding taxes. Under certain circumstances, the Funds may elect to pass-through these taxes to you. If this election is made, a proportionate amount of such taxes will constitute a distribution to you, which would allow you either (i) to credit such proportionate amount of foreign taxes against your U.S. federal income tax liability or (ii) to take such amount as an itemized deduction.

Dividends from investment income and distributions from net capital gains are declared and paid annually by each Fund.

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

44

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Institutional Shares.

HOW TO BUY SHARES

How Can I Purchase Institutional Shares Of The Funds?
You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. You should either:

■	Place an order with Goldman Sachs at 1-800-621-2550 and wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for JPMorganChase Bank, N.A., (“JPMorganChase”) (each Fund’s custodian) on the next business day; or

■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), P.O. Box 06050, Chicago, IL 60606-6306. The Fund will not accept a check drawn on foreign banks, third-party checks, cashier’s checks or official checks, temporary checks, electronic checks, drawer checks, cash, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.

In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

How Do I Purchase Shares Through A Financial Institution?
Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Goldman Sachs Trust (the “Trust”), purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a business day, and the order will be priced at the Fund’s NAV per share (less any applicable redemption fee) next determined after such acceptance.
■	Authorized institutions and intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

45

You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust. These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds’ Institutional Shares. These payments may be in addition to other payments borne by the Funds.

The Investment Adviser, Distributor and/or their affiliates may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, Distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Funds. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the Additional Statement for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your authorized dealer or Intermediary for more information about the payments it receives and any potential conflicts of interest.

In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses

46

SHAREHOLDER GUIDE

(which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?

Type of Investor	Minimum Investment

■ Banks, trust companies or other depository institutions investing for their own account or on behalf of clients	$1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates
■ Section 401(k), profit sharing, money purchase
    pension, tax-sheltered annuity, defined benefit
    pension, or other employee benefit plans that are
    sponsored by one or more employers (including
    governmental or church employers) or
employee organizations
■ State, county, city or any instrumentality, department, authority or agency thereof
■ Corporations with at least $100 million in assets or in outstanding publicly traded securities
■ “Wrap” account sponsors (provided they have an agreement covering the arrangement with GSAM)
■ Registered investment advisers investing for accounts for which they receive asset-based fees
■ Qualified non-profit organizations, charitable trusts, foundations and endowments

■ Individual investors	$10,000,000
■ Accounts over which GSAM or its advisory affiliates have investment discretion

■ Individual Retirement Accounts (IRAs) for which GSAM or its advisory affiliates act as fiduciary	No minimum

The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates; brokerage or advisory clients of Goldman Sachs Private Wealth Management and accounts for which Goldman Sachs Trust Company, N.A. or The Goldman Sachs Trust Company of Delaware acts in a fiduciary capacity (i.e., as agent or trustee);

47

certain mutual fund “wrap” programs; and for other investors at the discretion of the Trust’s officers. No minimum amount is required for subsequent investments.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Modify or waive the minimum investment amounts.
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

Generally, the Fund will not allow non-U.S. citizens and certain U.S. citizens residing outside the United States to open an account directly with the Fund.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, which will be reviewed solely for customer identification purposes, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

48

SHAREHOLDER GUIDE

How Are Shares Priced?

The price you pay when you buy Institutional Shares is a Fund’s next determined NAV for a share class. The price you receive when you sell or exchange Institutional Shares is a Fund’s next determined NAV for a share class with the redemption proceeds reduced by any applicable charge (e.g., redemption fees). The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under procedures established by the Trustees.

For Funds that invest a significant portion of assets in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Funds, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.

In addition, the Investment Adviser, consistent with applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.

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One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.

■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form. Redemption proceeds are reduced by any applicable redemption fee.

■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s net asset value on the business day following trade date (T + 1). The use of T + 1 accounting generally does not, but may, result in a net asset value that differs materially from the net asset value that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if

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SHAREHOLDER GUIDE

the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

HOW TO SELL SHARES

How Can I Sell Institutional Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institutional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form subject to any applicable redemption fee. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Name(s) and signature(s)
■ Account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ A Medallion signature guarantee may be required (see details below)
■ Mail your request to: Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Any redemption request that requires money to go to an account or address other than that designated in the current records of the Transfer Agent must be in writing and signed by an authorized person (a Medallion signature guarantee may be required). The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

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Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under “How Do I Purchase Shares Through A Financial Institution?”

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change your current bank designations.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

■	For the 30-day period following a change of address, telephone redemptions will generally be filled by a wire transfer to the bank account designated in the Account Applications (see immediately preceding bullet point). For direct accounts, to receive the redemption by check during this time period, a redemption request must be in the form of a written letter (a Medallion signature guaranteed may be required).

■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

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SHAREHOLDER GUIDE

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the domestic bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be wired as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Investment Company Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption.
■	If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions (with your Medallion signature guarantee) to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Do I Need To Know About The Redemption Fee?
The Funds will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds use a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the Fund from which the redemption is

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made, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of a Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.
■	Redemptions of shares that are acquired or redeemed in connection with the participation in a systematic withdrawal program or automatic investment plan.
■	Redemption of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Asset Allocation Portfolios).

■	Redemptions of shares held through discretionary wrap programs or models programs that utilize a regularly scheduled automatic rebalancing of assets and that have provided GSAM with certain representations regarding certain operating policies and standards.

■	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained pursuant to Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Internal Revenue Code of 1986, as amended. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.
■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.
■	Redemption of shares where the Fund is made available as an underlying investment in certain group annuity contracts.
■	Redemptions of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.

■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

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In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through a financial intermediary in an omnibus or other group account, the Trust relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain intermediaries may not apply the exceptions listed above. If you invest through a financial intermediary, please contact your intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares in the event an Institution’s relationship with Goldman Sachs is terminated and you do not transfer your account to another Institution with a relationship with Goldman Sachs. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from the redemption.

■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

■	Reinvest any amounts (e.g., dividends, distributions, or redemption proceeds) which you have elected to receive by check should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

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Can I Exchange My Investment From One Fund To Another?

You may exchange Institutional Shares of a Fund at NAV for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchange) that are held for 30 calendar days or less (60 calendar days or less with respect to the Goldman Sachs High Yield Fund and High Yield Municipal Fund) may, however, be subject to a redemption fee as described above under “What Do I Need to Know About The Redemption Fee?” The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Name(s) and signature(s)
■ Account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.

■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund. Exchanges into a money market fund need not meet the traditional minimum initial investment requirement for that fund if the entire balance of the original Fund account is exchanged.

■	Normally, a telephone exchange will be made only to an identically registered account.

■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.

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■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types of Reports Will I Be Sent Regarding Investments In Institutional Shares?
You will be provided with a printed confirmation of each transaction in your account and a monthly statement. If your account is held in a “street name” you may receive your statements and confirmations on a different schedule. You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-621-2550 or by mail at Goldman Sachs Funds, P.O. Box 06050, Chicago, IL 60606-6306. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

In addition, institutions and other financial intermediaries will be responsible for providing any communications from the Fund to its shareholders, including but not limited to prospectuses, prospectus supplements, proxy materials and notices regarding the sources of dividend payments pursuant to Section 19 of the Investment Company Act.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive, short-term (market

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timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interest of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, the Funds described in this Prospectus, certain other International Equity Funds and certain Fixed Income Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 calendar days of purchase (60 calendar days of purchase with respect to Goldman Sachs High Yield Fund and High Yield Municipal Fund) subject to certain exceptions. See “Shareholder Guide— How to Sell Shares— What Do I Need to Know About the Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply. As a further deterrent to excessive trading, many foreign equity securities held by the Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “Shareholder Guide— How to Buy Shares— How are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading, Goldman Sachs may reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to

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time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, Employee Benefit Plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are not known by the Funds. A number of these financial intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code (the “Code”), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. The amount of a Fund’s distributions that qualify for this favorable tax treatment may be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations. For these lower rates to apply, the noncorporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend rate.

A sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2010.

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TAXATION

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. It is not anticipated that any significant percentage of the Funds’ dividends paid to corporate shareholders will be eligible for the corporate dividends-received deduction. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. Each Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

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Non-U.S. investors may be subject to U.S. withholding and estate tax, but withholding is generally not required on properly designated distributions of long-term capital gains and of qualified interest income and short-term capital gains before August 31, 2008. Although this designation will be made for capital gain distributions, the Fund does not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation of non-U.S. investors is included in the Additional Statement.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to

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investors. The same would be true of asset-backed securities such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous

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APPENDIX A

time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S.

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issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

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Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Beginning January 1, 2007, the euro will become the currency of Slovenia. In addition, Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland and Slovakia became members of the EMU on May 1, 2004 and Romania and Bulgaria will become members of the EMU on January 1, 2007, but these countries will not adopt the euro as their new currency until they can show that their economies have converged with the economies of the euro zone.

The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May and June 2005, voters in France and the Netherlands rejected ratification of the EU Constitution causing some other countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin and South America

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and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated

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political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

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A Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of the Funds’ currency exposure in emerging countries may not be covered by these techniques.

Risk of Equity Swap Transactions. Equity swaps are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, the parties agree to pay or exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be paid or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset.

Equity swaps may be structured in different ways. For example, when a Fund takes a long position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by a Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had a Fund sold a particular stock (or group of stocks) short, less the dividend expense that a Fund would have paid on the stock, as adjusted for interest payments or other economic factors.

Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. Sometimes, however, the Investment Adviser may be able to terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to a Fund’s accrued obligations under the swap. Equity swaps will be made in the over-the-counter market and will be entered into with a counterparty that typically will be an investment banking firm, broker-dealer or bank.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial.

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APPENDIX A

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and foreign currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates, currency prices or credit events. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options

■	Certain structured securities and swap transactions

■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

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Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of a Fund and its shareholders.

The Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the

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APPENDIX A

price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-

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income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. Certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the

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APPENDIX A

counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to

75

the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange

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APPENDIX A

rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

As an investment company registered with the SEC, Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to its transactions in futures contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e. the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. A Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Direct Equity Investment. The BRIC Fund may invest up to 5% of its total assets in direct equity investments. The BRIC Fund may invest in direct equity investments that the Investment Adviser expects will become listed or otherwise publicly traded securities. Direct equity investments consist of (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. Direct equity investments are generally considered to be illiquid. To the degree that the Fund invests in direct equity

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investments that it considers to be illiquid, it will limit such investments so that they, together with the Fund’s other illiquid investments, comply with the Fund’s investment restriction on illiquid securities.

In most cases, the BRIC Fund will, at the time of making a direct equity investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Investment Adviser anticipates that these agreements may, in appropriate circumstances, provide the Fund with the ability to appoint a representative to the board of directors or similar body of the enterprise, and eventually to dispose of the Fund’s investment in the enterprise through, for example, the listing of the securities or the sale of the securities to the issuer or another investor. In cases where the Fund appoints a representative, the representative would be expected to provide the Fund with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise. In addition, the Fund intends to make its direct equity investments in such a manner as to avoid subjecting the Fund to unlimited liability with respect to the investments. There can be no assurance that the Fund’s direct equity investments will become listed, or that it will be able to sell any direct equity investment to the issuer or another investor. The extent to which the Fund may make direct equity investments may be limited by considerations relating to its status as a regulated investment company.

Direct equity investments in Chinese companies may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of a public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities and the prices on these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, issuers whose securities are not publicly traded may not be subject to disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s direct equity investments, particularly in China, may include investments in smaller, less-seasoned companies, which may involve greater risks. These companies may have limited product lines, markets of financial resources, or they may be dependent on a limited management group.

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components

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APPENDIX A

of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of

79

bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. The Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the

80

APPENDIX A

occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts™. The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on an exchange that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on an

81

exchange and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on an exchange. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

82

APPENDIX A

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a

83

CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, a Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. The Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do

84

APPENDIX A

not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

85

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has not been in operation for five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual reports (available upon request).

CONCENTRATED INTERNATIONAL EQUITY FUND

	Concentrated International Equity Fund—Institutional Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$18.19	$15.05	$13.70	$13.32	$16.09

Income (loss) from investment operations

Net investment income[a]	0.31	0.14	0.09	0.10	0.13

Net realized and unrealized gain (loss)	3.25	3.41	2.01	0.58	(2.72)

Total from investment operations	3.56	3.55	2.10	0.68	(2.59)

Distributions to shareholders

From net investment income	(0.22)	(0.41)	(0.75)	(0.30)	(0.18)

Total distributions	(0.22)	(0.41)	(0.75)	(0.30)	(0.18)

Net asset value, end of year	$21.53	$18.19	$15.05	$13.70	$13.32

Total return[b]	19.72%	23.84%	15.53%	5.39%	(16.22)%

Net assets, end of year (in 000s)	$99,325	$62,486	$72,823	$196,494	$409,736

Ratio of net expenses to average net assets	1.14%	1.14%	1.14%	1.15%	1.15%

Ratio of net investment income to average net assets	1.54%	0.83%	0.63%	0.82%	0.90%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.18%	1.20%	1.21%	1.22%	1.21%

Ratio of net investment income to average net assets	1.50%	0.77%	0.56%	0.75%	0.84%

Portfolio turnover rate	59%	49%	78%	62%	118%

See page 92 for all footnotes.

86

APPENDIX B

JAPANESE EQUITY FUND

	Japanese Equity Fund—Institutional Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$9.93	$8.89	$7.62	$7.90	$9.00

Income (loss) from investment operations

Net investment loss[a]	(0.02)	—(c )	(0.03)	(0.02)	(0.04)

Net realized and unrealized gain (loss)	2.31	1.04	1.34	(0.26)	(0.98)

Total from investment operations	2.29	1.04	1.31	(0.28)	(1.02)

Distributions to shareholders

From net investment income	(0.12)	—	(0.04)	—	—

From net realized gains	—	—	—	—	(0.08)

Total distributions	(0.12)	—	(0.04)	—	(0.08)

Net asset value, end of year	$12.10	$9.93	$8.89	$7.62	$7.90

Total return[b]	23.08%	11.70%	17.32%	(3.54)%	(11.38)%

Net assets, end of year (in 000s)	$14,571	$7,018	$12,588	$5,057	$6,480

Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.19%	1.18%

Ratio of net investment loss to average net assets	(0.17)%	(0.04)%	(0.28)%	(0.34)%	(0.45)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.53%	1.71%	1.76%	2.50%	2.54%

Ratio of net investment loss to average net assets	(0.55)%	(0.60)%	(0.89)%	(1.65)%	(1.81)%

Portfolio turnover rate	73%	82%	111%	115%	98%

See page 92 for all footnotes.

87

INTERNATIONAL SMALL CAP FUND

	International Small Cap Fund—Institutional Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$16.35	$12.43	$9.55	$8.20	$10.03

Income (loss) from investment operations

Net investment income (loss)[a]	0.09	0.08	0.13	0.06	(0.01)

Net realized and unrealized gain (loss)	2.48	4.02	2.83	1.29	(1.82)

Total from investment operations	2.57	4.10	2.96	1.35	(1.83)

Distributions to shareholders

In excess of net investment income	(0.13)	(0.18)	(0.08)	—	—

Net asset value, end of year	$18.79	$16.35	$12.43	$9.55	$8.20

Total return[b]	15.79%	33.27%	31.07%	16.46%	(18.25)%

Net assets, end of year (in 000s)	$92,505	$66,670	$37,898	$28,721	$41,175

Ratio of net expenses to average net assets	1.24%	1.24%	1.24%	1.26%	1.38%

Ratio of net investment income (loss) to average net assets	0.48%	0.52%	1.12%	0.83%	(0.12)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.39%	1.55%	1.82%	2.01%	1.72%

Ratio of net investment income (loss) to average net assets	0.33%	0.21%	0.54%	0.08%	(0.46)%

Portfolio turnover rate	60%	67%	99%	87%	56%

See page 92 for all footnotes.

88

APPENDIX B

EMERGING MARKETS EQUITY FUND

	Emerging Markets Equity Fund—Institutional Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$16.39	$10.92	$9.49	$7.37	$7.38

Income (loss) from investment operations

Net investment income[a]	0.24	0.14	0.09	0.08	0.01

Net realized and unrealized gain (loss)	4.29	5.41	1.42	2.04	(0.02)

Total from investment operations	4.53	5.55	1.51	2.12	(0.01)

Distributions to shareholders

From net investment income	(0.07)	(0.08)	(0.08)	—	—

From net realized gains	(0.10)	—	—	—	—

Total distributions	(0.17)	(0.08)	(0.08)	—	—

Net asset value, end of year	$20.75	$16.39	$10.92	$9.49	$7.37

Total return[b]	27.74%	51.00%	15.91%	28.77%	(0.14)%

Net assets, end of year (in 000s)	$498,643	$89,841	$45,644	$78,132	$66,920

Ratio of net expenses to average net assets	1.41%	1.59%	1.59%	1.60%	1.60%

Ratio of net investment income to average net assets	1.18%	1.01%	0.82%	1.07%	0.13%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.41%	1.66%	1.74%	1.77%	1.91%

Ratio of net investment income (loss) to average net assets	1.18%	0.94%	0.67%	0.90%	(0.18)%

Portfolio turnover rate	101%	91%	150%	82%	104%

See page 92 for all footnotes.

89

ASIA EQUITY FUND

	Asia Equity Fund—Institutional Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$14.05	$11.00	$9.82	$8.97	$8.32

Income from investment operations

Net investment income[a]	0.15	0.23	0.20	0.21	0.12

Net realized and unrealized gain (loss)	2.40	2.95	1.09	0.64	0.53

Total from investment operations	2.55	3.18	1.29	0.85	0.65

Distributions to shareholders

From net investment income	(0.18)	(0.13)	(0.11)	—	—

Net asset value, end of year	$16.42	$14.05	$11.00	$9.82	$8.97

Total return[b]	18.29%	29.06%	13.21%	9.35%	7.80%

Net assets, end of year (in 000s)	$42,674	$33,833	$21,475	$3,161	$4,068

Ratio of net expenses to average net assets	1.20%	1.20%	1.20%	1.24%	1.22%

Ratio of net investment income to average net assets	0.97%	1.74%	1.74%	2.65%	1.35%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.47%	1.59%	1.81%	2.69%	2.52%

Ratio of net investment income to average net assets	0.70%	1.35%	1.13%	1.20%	0.05%

Portfolio turnover rate	162%	66%	105%	224%	161%

See page 92 for all footnotes.

90

APPENDIX B

BRIC FUND

BRIC Fund—
Institutional Shares

Period Ended
August 31,

2006[d]

Net asset value, beginning of period	$10.00

Income (loss) from investment operations

Net investment (loss)[a]	(0.01)

Net realized and unrealized gain (loss)	0.47

Total from investment operations	0.46

Net asset value, end of period	$10.46

Total return[b]	4.60%

Net assets, end of year (in 000s)	$10,832

Ratio of net expenses to average net assets[e]	1.57%

Ratio of net investment income to average net assets[e]	(0.41)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets[e]	7.16%

Ratio of net investment income to average net assets[e]	(5.99)%

Portfolio turnover rate	8%

See page 92 for all footnotes.

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Footnotes:

a	Calculated based on the average shares outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

c	Amount is less than $0.005 per share.

d	The Fund commenced operations on June 30, 2006.

e	Annualized.

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Index

1 General Investment Management Approach

2 Fund Investment Objectives and Strategies
2	Goldman Sachs Concentrated International Equity Fund
4	Goldman Sachs Japanese Equity Fund
6	Goldman Sachs International Small Cap Fund
8	Goldman Sachs Emerging Markets Equity Fund
10	Goldman Sachs Asia Equity Fund
12	Goldman Sachs BRIC Fund

14 Other Investment Practices and Securities

18 Principal Risks of the Funds

24 Fund Performance

30 Fund Fees and Expenses

35 Service Providers

44 Dividends

45 Shareholder Guide
45	How To Buy Shares
51	How To Sell Shares

60 Taxation

63 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

86 Appendix B Financial Highlights

International Equity Funds Prospectus (Institutional Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the Additional Statement at the Funds’ website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, P.O. Box 06050 Chicago, IL 60606

■ On the Internet:	SEC EDGAR database: http://www.sec.gov

You may review and obtain copies of Fund documents (including the Additional Statement) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

GSAM® is a registered service mark of Goldman, Sachs & Co.

EQINTLPROINS

Prospectus

Service
Shares

December 29, 2006

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

■ Goldman Sachs Concentrated International Equity Fund

■  Goldman Sachs Japanese Equity Fund

■  Goldman Sachs International Small Cap Fund

■  Goldman Sachs Emerging Markets Equity Fund

■ Goldman Sachs Asia Equity Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management International (“GSAMI”) serves as investment adviser to the Concentrated International Equity (formerly, International Equity), Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Equity Funds. GSAMI is referred to in this Prospectus as the “Investment Adviser.”

ACTIVE INTERNATIONAL STYLE FUNDS

GSAMI’s Active International Investment Philosophy:

Belief	How the Investment Adviser Acts on Belief

■ Equity markets are inefficient	Seeks excess return through team driven, research intensive and bottom-up stock selection.

■ Corporate fundamentals ultimately drive share price	Seeks to conduct rigorous, first-hand research of business and company management.

■ A business’ intrinsic value will be achieved over time	Seeks to realize value through a long-term investment horizon.

The Investment Adviser attempts to manage risk in these Funds through disciplined portfolio construction and continual portfolio review and analysis. As a result, bottom-up stock selection, driven by fundamental research, should be a main driver of returns.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

1

Fund Investment Objectives and Strategies

Goldman Sachs Concentrated International Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® EAFE® Index (unhedged)

Investment Focus:	Concentrated portfolio in equity investments in companies organized outside the United States or whose securities are principally traded outside the United States

Investment Style:	Active International

Symbols:	GSISX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks this objective by investing in the stocks of leading companies within developed and emerging countries around the world, outside the U.S.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.* The Fund intends to invest in companies with public stock market capitalizations that are larger than $500 million at the time of investment. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Investment Adviser to be positioned for long-term capital appreciation.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries.

*	To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

2

FUND INVESTMENT OBJECTIVES AND STRATEGIES

The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. From time to time, the Fund’s investments in a particular developed country may exceed 25% of its investment portfolio. In addition, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations.

Other. The Fund may also invest up to 20% of its Net Assets in fixed-income securities, such as government, corporate and bank debt obligations. The Fund’s investments may include companies of all capitalization sizes.

3

Goldman Sachs Japanese Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	Tokyo Price Index (“TOPIX”) (unhedged)

Investment Focus:	Equity investments in Japanese issuers

Investment Style:	Active International

Symbols:	GSJSX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks this objective by investing primarily in Japanese issuers.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in Japanese issuers.*

A Japanese issuer is a company that either:

■	Has a class of its securities whose principal securities market is in Japan;
■	Is organized under the laws of, or has a principal office in, Japan;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in Japan; or
■	Maintains 50% or more of its assets in Japan.

The Fund’s concentration in Japanese issuers will expose it to the risks of adverse social, political and economic events which occur in Japan or affect the Japanese markets. These risks, some of which are discussed briefly below, may adversely affect the ability of the Fund to achieve its investment objective.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Japan’s economy grew substantially after World War II. More recently, however, Japan’s economic growth has been substantially below the level of earlier decades. In recent years, Japan has experienced stagnant consumer demand, higher unemployment and deflationary pressures. In response to these conditions, Japan has attempted to implement changes regarding high wages and taxes, currency valuations, structural rigidities, political reform and the deregulation of its economy. Although real gross domestic product in 2004 and 2005 was positive, progress on these reforms has not been fast.

Japan’s economy is heavily dependent upon international trade, and is especially sensitive to trade barriers and disputes. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. A substantial rise in world oil or commodity prices, or a fall-off in Japan’s manufactured exports, could be expected to affect Japan’s economy adversely. Japan’s banking industry and, more generally, the Japanese economy have suffered from non-performing loans, low real estate values and lower valuations of securities holdings. Many Japanese banks have required public funds to avert insolvency. In 2003, to help Japanese banks shed their non-performing loans, Japan’s Financial Services Agency established the Industrial Revitalization Corporation Japan (“IRCJ”) to assist in cleaning up the non-performing loans of the Japanese banking sector. The IRCJ is modeled after the Resolution Trust Corporation which was created in the United States to address the savings and loans crisis and is scheduled to complete its work and be dissolved in 2008. However, several banks paid back all their public money in 2006. Recent economic performance has shown improvements with positive GDP growth in 2004 and 2005 and reduction in non-performing loans since 2002.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in non-Japanese issuers and in fixed-income securities, such as government, corporate and bank debt obligations. The Fund’s investments may include companies of all capitalization sizes.

5

Goldman Sachs International Small Cap Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	S&P/Citigroup EMI World ex-U.S. Index

Investment Focus:	Small-cap foreign equity investments

Investment Style:	Active International

Symbols:	GISSX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks this objective by investing primarily in the equity securities of small companies around the world, outside the U.S.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in non-U.S. small-cap companies.* These are companies:

■	With public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within $100 million and $4 billion, at the time of investment; and
■	That are organized outside the United States or whose securities are principally traded outside the United States.

The Fund seeks to achieve its investment objective by investing in issuers that are considered by the Investment Adviser to be strategically positioned for long-term growth.

The Fund may allocate its assets among countries as determined by the Investment Adviser from time to time provided that the Fund’s assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in securities of companies in the developed countries of Western Europe, Japan and Asia. From time to time, the Fund’s investments in a particular developed country may exceed 25% of its investment portfolio. In addition, the

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

6
FUND INVESTMENT OBJECTIVES AND STRATEGIES

7

Goldman Sachs International Small Cap Fund continued

Fund may invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in companies with public stock market capitalizations outside the market capitalization range stated above at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations. If the market capitalization of a company held by the Fund moves outside the range stated above, the Fund may, consistent with its investment objective, continue to hold the security.

8

Goldman Sachs Emerging Markets Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® Emerging Markets Index

Investment Focus:	Equity investments in emerging country issuers

Investment Style:	Active International

Symbols:	GEMSX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks this objective by investing primarily in the equity securities of emerging country issuers.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in emerging country issuers.* The Investment Adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations. The Investment Adviser currently intends that the Fund’s investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments:

■ Argentina ■ Brazil ■ Chile ■ China ■ Columbia ■ Czech Republic	■ Egypt ■ Hungary ■ India ■ Indonesia ■ Israel ■ Jordan	■ Korea ■ Malaysia ■ Mexico ■ Morocco ■ Pakistan ■ Peru	■ Philippines ■ Poland ■ Russia ■ South Africa ■ South Korea ■ Sri Lanka	■ Taiwan ■ Thailand ■ Turkey ■ Venezuela ■ Vietnam

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

An emerging country issuer is any company that either:

■	Has a class of its securities whose principal securities market is in an emerging country;
■	Is organized under the laws of, or has a principal office in, an emerging country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or
■	Maintains 50% or more of its assets in one or more emerging countries.

Under normal circumstances, the Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its Net Assets in securities of issuers in any one emerging country. Allocation of the Fund’s investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers’ and Goldman Sachs economists’ views of the relative attractiveness of emerging countries and currencies are considered in allocating the Fund’s assets among emerging countries.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in (i) fixed-income securities of private and government emerging country issuers; and (ii) equity and fixed-income securities, such as government, corporate and bank debt obligations, of developed country issuers.

9

Goldman Sachs Asia Equity Fund

FUND FACTS

Objective:	Long-term capital appreciation

Benchmark:	MSCI® All Country Asia ex-Japan Index (unhedged)

Investment Focus:	Equity investments in issuers in Asian countries

Investment Process:	Active International

Symbols:	N/A

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund seeks this objective by investing primarily in issuers in Asian countries.

PRINCIPAL INVESTMENT STRATEGIES

Equity Investments. The Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in Asian issuers.*

An Asian issuer is any company that either:

■	Has a class of its securities whose principal securities market is in one or more Asian countries;
■	Is organized under the laws of, or has a principal office in, an Asian country;
■	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more Asian countries; or
■	Maintains 50% or more of its assets in one or more Asian countries.

*	To the extent required by SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

10

FUND INVESTMENT OBJECTIVES AND STRATEGIES

The Fund may allocate its assets among the Asian countries as determined from time to time by the Investment Adviser. For purposes of the Fund’s investment policies, Asian countries include:

■ China	■ Malaysia	■ South Korea
■ Hong Kong	■ Pakistan	■ Sri Lanka
■ India	■ Philippines	■ Taiwan
■ Indonesia	■ Singapore	■ Thailand

as well as any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments.

A majority of Asian countries can be characterized as either developing or newly industrialized economies and tend to experience more volatile economic cycles than developed countries. Some countries in the region have in the past experienced currency devaluations that resulted in high interest rate levels, sharp reductions in economic activity, and significant drops in securities prices. Some countries in the region have in the past imposed restrictions on converting local currency which prevented foreign firms from selling assets and repatriating funds. Many countries in the region have historically faced political uncertainty, corruption, military intervention and social unrest. Examples include ethnic and sectarian violence in Indonesia and India, armed conflict between India and Pakistan and insurgencies in the Philippines.

Allocation of the Fund’s investments will depend upon the Investment Adviser’s views of the relative attractiveness of the Asian markets and particular issuers, and allocations are subject to change in light of those views. Concentration of the Fund’s assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund’s assets were not so concentrated.

Other. The Fund may invest in the aggregate up to 20% of its Net Assets in equity investments in issuers located in non-Asian countries and Japan, and in fixed-income securities, such as government, corporate and bank debt obligations.

11

Other Investment Practices
and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website month-end top ten holdings subject to a ten calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“Additional Statement”).

10 Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;	Concentrated
limited only by the objectives and strategies	International
of the Fund	Equity
— Not permitted	Fund

Investment Practices
Borrowings	33 1/3
Cross Hedging of Currencies	•
Currency Swaps*	•
Custodial Receipts and Trust Certificates	•
Equity Swaps*	•
Foreign Currency Transactions	•
Futures Contracts and Options on Futures Contracts	•
Investment Company Securities (including exchange-traded funds)	10
Options on Foreign Currencies[1]	•
Options on Securities and Securities Indices[2]	•
Repurchase Agreements	•
Securities Lending	33 1/3
Short Sales Against the Box	25
Unseasoned Companies	•
Warrants and Stock Purchase Rights	•
When-Issued Securities and Forward Commitments	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[1]	The Funds may purchase and sell call and put options.
[2]	The Funds may sell covered call and put options and purchase call and put options.

12

OTHER INVESTMENT PRACTICES AND SECURITIES

Emerging
Japanese	International	Markets	Asia
Equity	Small Cap	Equity	Equity
Fund	Fund	Fund	Fund

33 1/3	33 1/3	33 1/3	33 1/3

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

•	•	•	•

10	10	10	10

•	•	•	•

•	•	•	•

•	•	•	•

33 1/3	33 1/3	33 1/3	33 1/3

25	25	25	25

•	•	•	•

•	•	•	•

•	•	•	•

13

10 Percent of Total Assets (excluding securities lending
collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
• No specific percentage limitation on usage;	Concentrated
limited only by the objectives and strategies	International
of the Fund	Equity
— Not permitted	Fund

Investment Securities

American, European and Global Depositary Receipts	•

Asset-Backed and Mortgage-Backed Securities[2]	•

Bank Obligations[1,2]	•

Convertible Securities	•

Corporate Debt Obligations[2]	•

Equity Investments	80+

Emerging Country Securities	•

Fixed-Income Securities[3]	20

Foreign Securities	•

Foreign Government Securities[2]	•

Non-Investment Grade Fixed-Income Securities[2]	• [4]

Real Estate Investment Trusts	•

Structured Securities*	•

Temporary Investments	35

U.S. Government Securities[2]	•

*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities which are not deemed to be liquid and all swap transactions.
[1]	Issued by U.S. or foreign banks.
[2]	Limited by the amount the Fund invests in fixed-income securities.
[3]	Except as noted under “Non-Investment Grade Fixed-Income Securities,” fixed-income securities are investment grade (e.g., BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or have a comparable rating by another nationally recognized statistical rating organization (“NRSRO”)).
[4]	May be BB or lower by Standard & Poor’s, Ba or lower by Moody’s or have a comparable rating by another NRSRO at the time of investment.

14

OTHER INVESTMENT PRACTICES AND SECURITIES

Emerging
Japanese	International	Markets	Asia
Equity	Small Cap	Equity	Equity
Fund	Fund	Fund	Fund

•	•	•	•
•	•	•	•
•	•	•	•
•	•	•	•
•	•	•	•

80+	80+	80+	80+
•	•	•	•

20 [5]	20 [6]	20 [7]	20 [8]
•	•	•	•
•	•	•	•

• [4]	• [4]	• [4]	• [4]
•	•	•	•
•	•	•	•

100	100	35	100
•	•	•	•

[5]	The Japanese Equity Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed-income securities; and (2) equity investments in non-Japanese issuers.
[6]	The International Small Cap Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed-income securities; and (2) equity investments in companies with public stock market capitalizations of less than $100 million or more than $4 billion at the time of investment.

[7]	The Emerging Markets Equity Fund may invest in the aggregate up to 20% of their respective Net Assets in: (1) fixed-income securities of private and government emerging country issuers; and (2) equity and fixed-income investments in developed country issuers.

[8]	The Asia Equity Fund may invest in the aggregate up to 20% of its Net Assets in: (1) fixed-income securities; and (2) equity investments in issuers located in non-Asian countries and Japan.

15

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	Concentrated			Emerging
• Applicable	International	Japanese	International	Markets	Asia
— Not applicable	Equity	Equity	Small Cap	Equity	Equity

Credit/Default	•	•	•	•	•
Foreign	•	•	•	•	•
Emerging Countries	•	•	•	•	•
Stock	•	•	•	•	•
Derivatives	•	•	•	•	•
Interest Rate	•	•	•	•	•
Management	•	•	•	•	•
Market	•	•	•	•	•
Liquidity	•	•	•	•	•
Investment Style	•	•	•	•	•
Geographic	•	•	•	•	•
Mid Cap and Small Cap	•	•	•	—	—
Initial Public Offering (“IPO”)	—	•	•	•	•
Issuer Concentration Risk	•	—	—	—	—

All Funds:

■	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities held by a Fund may default on its obligation to pay interest and repay principal.

■	Foreign Risk—The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.

16

PRINCIPAL RISKS OF THE FUNDS

■	Emerging Countries Risk—The securities markets of Asian, Latin, Central and South American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.
■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.
■	Derivatives Risk—The risk that loss may result from a Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
■	Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Management Risk—The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
■	Market Risk—The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. A Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Liquidity Risk—The risk that a Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small and mid- capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the “Asset Allocation Portfolios”) expect to invest a significant percentage of their assets in the Funds and other funds

17

for which Goldman Sachs Asset Management, L.P. (“GSAM”) or an affiliate now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund’s net asset value (“NAV”).
■	Investment Style Risk—Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

■	Geographic Risk—The Japanese Equity Fund invests primarily in equity investments in Japanese issuers. The Asia Equity Fund invests primarily in equity investments in Asian issuers. Concentration of the investments of these or other Funds in issuers located in a particular country or region will subject a Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

Specific Funds:

■	Mid Cap and Small Cap Risk—The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-cap and small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.
■	IPO Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares

18

PRINCIPAL RISKS OF THE FUNDS

are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

■	Issuer Concentration Risk—Under normal circumstances, the Concentrated International Equity Fund intends to invest in approximately 30-45 companies. As a result of the relatively small number of issuers in which the Fund generally invests, it may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

19

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Service Shares from year to year; and (b) how the average annual total returns of a Fund’s Service Shares compare to those of broad-based securities market indices. The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced.

As of the date of this Prospectus, Service Shares of the Asia Equity Fund had not commenced operations. Performance of the Asia Equity Fund is represented by the Fund’s Class A Shares. Class A Shares are not offered in this Prospectus but have substantially similar annual returns because the shares are invested in the same investment portfolio of securities. Annual returns differ only to the extent that Class A Shares have a 0.25% distribution and service fee and a 0.19% transfer agency fee while Service Shares have a 0.25% personal account maintenance fee, a 0.25% shareholder administration fee and a 0.04% transfer agency fee. In addition, Class A Shares, unlike Service Shares, are subject to a maximum sales charge of 5.5% which is reflected in the table, but not in the bar chart for the Asia Equity Fund.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Fund’s Service Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Fund’s Service Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Service Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Fund’s Service Shares and taxes applicable when the shares are redeemed (sold).

20

FUND PERFORMANCE

Note on Tax Rates. The after-tax performance figures are calculated using the highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

21

Concentrated International Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2006 was 10.72%. Best Quarter* Q4 ’99 +21.77% Worst Quarter* Q3 ’02 -20.56%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Service Shares (Inception 3/6/96)
Returns Before Taxes	13.40%	1.51%	5.60%
Returns After Taxes on Distributions**	13.34%	1.11%	4.42%
Returns After Taxes on Distributions and Sale of Fund Shares**	8.90%	1.10%	4.34%
MSCI® EAFE® (unhedged)***	14.02%	4.94%	6.17%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The unmanaged MSCI® EAFE® Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

22

FUND PERFORMANCE

Japanese Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2006 was -4.11%. Best Quarter* Q3 ’99 +23.18% Worst Quarter* Q3 ’01 -21.33%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Service Shares (Inception 5/1/98)
Returns Before Taxes	30.83%	1.30%	5.35%
Returns After Taxes on Distributions**	30.72%	1.21%	4.62%
Returns After Taxes on Distributions and Sale of Fund Shares**	20.32%	1.07%	4.36%
Tokyo Price Index (“TOPIX”) (unhedged)***	26.08%	5.31%	6.09%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The TOPIX (unhedged) is an unmanaged composite of all stocks on the first section of the Tokyo Stock Exchange. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

23

International Small Cap Fund

TOTAL RETURN	CALENDAR YEAR

The total return for the Service Shares for the 9-month period ended September 30, 2006 was 6.60%. Best Quarter* Q2 ’03 +22.48% Worst Quarter* Q3 ’02 -22.89%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Service Shares (Inception 5/1/98)
Returns Before Taxes	20.19%	7.57%	9.15%
Returns After Taxes on Distributions**	20.15%	7.56%	8.67%
Returns After Taxes on Distributions and Sale of Fund Shares**	13.27%	6.61%	7.80%
MSCI® EAFE® Small Cap Index (unhedged)***	23.89%	14.17%	8.35%
S&P/Citigroup EMI World ex-U.S. Index (gross)****	22.09%	13.55%	9.35%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The MSCI® EAFE® Small Cap Index (unhedged), inception date 1/15/98, includes approximately 1,000 securities from 23 developed markets with a capitalization range between $200 million and $1.5 billion and a general regional allocation of 55% Europe, 31% Japan and 14% Australasia. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

****	Effective April 13, 2006, the S&P/Citigroup EMI World ex-US Index (gross) replaced the MSCI EAFE Small Cap Index (unhedged) as the Fund’s benchmark. The S&P/Citigroup EMI World ex-US Index covers the smallest 20% of companies, ranked by total market capitalization, which first qualify for inclusion in the country index. This includes approximately 4,610 securities from 24 developed markets with a general regional allocation of 64% Europe, 18% Japan, 11% Australasia and 7% North America. In the Investment Adviser’s opinion, the S&P/Citigroup EMI World ex-US Index (gross) is a more appropriate benchmark against which to measure the performance of the Fund. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

24

FUND PERFORMANCE

Emerging Markets Equity Fund

TOTAL RETURN	CALENDAR YEAR

The total return for Service Shares for the 9-month period ended September 30, 2006 was 8.88%. Best Quarter* Q4 ’99 +30.10% Worst Quarter* Q3 ’98 -23.84%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	Since Inception

Service Shares (Inception 12/15/97)
Returns Before Taxes	40.16%	18.06%	8.91%
Returns After Taxes on Distributions**	40.16%	18.18%	8.65%
Returns After Taxes on Distributions and Sale of Fund Shares**	26.38%	16.16%	7.71%
MSCI® Emerging Markets Free Index***	34.54%	19.42%	10.45%
MSCI® Emerging Markets Net Total Return Index**** (Inception 01/01/01)	34.00%	19.08%	19.08%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The unmanaged MSCI® Emerging Markets Free Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, of over 30 emerging market countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

****	The MSCI® Emerging Markets Net Total Return Index, established on January 1, 2001, is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. “Free” indicates an index that excludes shares in otherwise free markets that are not purchased by foreigners. The Free index does not reflect any deduction for fees, expenses or taxes. MSCI® Emerging Markets Net Total Return Index reflects deduction for fees, expenses and taxes applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. An investor cannot invest directly in an index.

25

Asia Equity Fund

TOTAL RETURN	CALENDAR YEAR (CLASS A)

The total return for Class A Shares for the 9-month period ended September 30, 2006 was 8.75%. Best Quarter* Q2 ’99 +30.97% Worst Quarter* Q4 ’97 -27.33%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	10 Years	Since Inception

Class A (Inception 7/8/94)
Returns Before Taxes	15.41%	8.97%	-0.52%	0.33%
Returns After Taxes on Distributions**	15.34%	9.02%	-0.51%	0.25%
Returns After Taxes on Distributions and Sale of Fund Shares**	10.37%	7.92%	-0.40%	0.26%
MSCI® All Country Asia Free ex-Japan Index (unhedged)***	19.29%	10.47%	-0.38%	-0.04%
MSCI® All Country Asia ex-Japan Net Total Return Index (unhedged)**** (Inception 01/01/01)	22.69%	13.12%	n/a	13.12%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The unmanaged MSCI® All Country Asia Free ex-Japan Index (unhedged) is a market capitalization-weighted composite of securities in eleven Asian countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

****	The MSCI® All Country Asia ex-Japan Net Total Return Index (unhedged) established on January 1, 2001, is a free float-adjusted market capitalization-weighted composite of securities in eleven Asian countries. The Net Total Return Index measures the market performance, including price performance and income from dividend payments, net of all fees, costs and taxes applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. An investor cannot invest directly in an index.

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Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.

Concentrated
International
Equity Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees[2]	2.0%
Exchange Fees	None

Annual Fund Operating Expenses[3] (expenses that are deducted from Fund assets):

Management Fees[4]	1.00%
Other Expenses*	0.68%
Service Fees[5]	0.25%
Shareholder Administration Fees	0.25%
All Other Expenses[6]	0.18%

Total Fund Operating Expenses*	1.68%

See page 30 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” (after any waivers and expense limitations) of the Funds are as set forth below. The waivers and expense limitations may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

Concentrated
International
Equity Fund

Annual Fund Operating Expenses[3] (expenses that are deducted from Fund assets):
Management Fees[4]	1.00%
Other Expenses*	0.64%
Service Fees[5]	0.25%
Shareholder Administration Fees	0.25%
All Other Expenses[6]	0.14%

Total Fund Operating Expenses (after current expense limitations)	1.64%

28

FUND FEES AND EXPENSES

	International	Emerging	Asia
Japanese	Small Cap	Markets	Equity
Equity Fund	Fund	Equity Fund	Fund[1]

None	None	None	None
None	None	None	None
2.0%	2.0%	2.0%	2.0%
None	None	None	None

1.00%	1.10%	1.20%	1.00%
1.03%	0.79%	0.71%	0.97%
0.25%	0.25%	0.25%	0.25%
0.25%	0.25%	0.25%	0.25%
0.53%	0.29%	0.21%	0.47%

2.03%	1.89%	1.91%	1.97%

	International	Emerging	Asia
Japanese	Small Cap	Markets	Equity
Equity Fund	Fund	Equity Fund	Fund[1]

1.00%	1.10%	1.20%	1.00%
0.65%	0.64%	0.71%	0.70%
0.25%	0.25%	0.25%	0.25%
0.25%	0.25%	0.25%	0.25%
0.15%	0.14%	0.21%	0.20%

1.65%	1.74%	1.91%	1.70%

29

Fund Fees and Expenses continued

[1]	Service Shares had not commenced operations as of the date of this Prospectus.
[2]	A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 30 calendar days or less.

[3]	The Funds’ annual operating expenses are based on actual expenses for the fiscal year ended August 31, 2006.

[4]	The Investment Adviser is entitled to a management fee at the annual rate equal to the following percentages of the average daily net assets of the Funds:

Fund	Management Fee Annual Rate	Average Daily Net Assets

Concentrated International Equity	1.00%	First $1 Billion
	0.90	Next $1 Billion
	0.86	Over $2 Billion

Japanese Equity	1.00%	First $1 Billion
	0.90	Next $1 Billion
	0.86	Over $2 Billion

International Small Cap	1.10%	First $2 Billion
	0.99	Over $2 Billion

Emerging Markets Equity	1.20%	First $2 Billion
	1.08	Over $2 Billion

Asia Equity	1.00%	First $1 Billion
	0.90	Next $1 Billion
	0.86	Over $2 Billion

[5]	Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.

[6]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” (excluding management fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the following percentages of each Fund’s average daily net assets:

Fund	Other Expenses

Concentrated International Equity	0.104%

Japanese Equity	0.114%

International Small Cap	0.104%

Emerging Markets Equity	0.354%

Asia Equity	0.164%

These expense reductions may be terminated at any time at the option of the Investment Adviser. Other Expenses of the Emerging Markets Equity Fund are currently below the 0.354% cap.

30

Fund Fees and Expenses continued

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your Service Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Concentrated International Equity	$171	$530	$913	$1,987

Japanese Equity	$206	$637	$1,093	$2,358

International Small Cap	$192	$594	$1,021	$2,212

Emerging Markets Equity	$194	$600	$1,032	$2,233

Asia Equity	$200	$618	$1,062	$2,296

Service Organizations that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares on behalf of their customers may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Payments to Intermediaries” in the Additional Statement.

31

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund

Goldman Sachs Asset Management International (“GSAMI”) Christchurch Court 10-15 Newgate Street London, England EC1A 7HD	Concentrated International Equity Japanese Equity International Small Cap Emerging Markets Equity Asia Equity

GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of September 30, 2006, GSAMI had assets under management of $154 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The Investment Adviser also performs the following additional services for the Funds:

■	Supervises all non-advisory operations of the Funds
■	Provides personnel to perform necessary executive, administrative and clerical services to the Funds
■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Fund
■	Provides office space and all necessary office equipment and services

32

SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates (as a percentage of each respective portfolio’s average daily net assets) listed below:

Actual Rate
	Management		For the Fiscal
	Fee	Average Daily	Year Ended
	Annual Rate	Net Assets	August 31, 2006

GSAMI:

Concentrated International Equity	1.00%	First $1 Billion	1.00%
	0.90	Next $1 Billion
	0.86	Over $2 Billion

Japanese Equity	1.00%	First $1 Billion	1.00%
	0.90	Next $1 Billion
	0.86	Over $2 Billion

International Small Cap	1.10%	First $2 Billion	1.10%
	0.99	Over $2 Billion

Emerging Markets Equity	1.20%	First $2 Billion	1.20%
	1.08	Over $2 Billion

Asia Equity	1.00%	First $1 Billion	1.00%
	0.90	Next $1 Billion
	0.86	Over $2 Billion

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may voluntarily waive a portion of its advisory fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds in 2006 is available in the Funds’ annual report dated August 31, 2006.

FUND MANAGERS

Active International Portfolio Management Team

■	Global portfolio teams based in London, Singapore, Tokyo and New York. Local presence is a key to the Investment Adviser’s fundamental research capabilities

33

■	Team manages over $17 billion in international equities for retail, institutional and high net worth clients

■	Focus on bottom-up stock selection as main driver of returns, though the team leverages the asset allocation, currency and risk management capabilities of GSAMI

______________________________________________________________________________________________________________

London-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Mark Beveridge, CFA Managing Director, Chief Investment Officer, Global Active Equity	Portfolio Manager— Concentrated International Equity	Since 2004	Mr. Beveridge joined the Investment Adviser in December 2004 as Chief Investment Officer of the Global Active Equity business which encompasses the Global/International, UK/European, Asia ex Japan and Japan strategies. Prior to joining the Investment Adviser, he spent 19 years at Franklin Templeton, where he was Executive Vice President and Senior Portfolio Manager responsible for ex-US portfolios.

Prashant Bhayani Executive Director	Portfolio Manager— International Small Cap	Since 2000	Mr. Bhayani joined the Investment Adviser as a portfolio manager in April 1998. From 1997 to 1998, he worked on his MBA at INSEAD in France and from 1992 to 1996, he was a portfolio and marketing analyst at Fischer Francis Trees and Watts, a specialist global fixed-income fund manager.

William Howard, CFA Managing Director Director of Research, Global Active Equity	Portfolio Manager— Concentrated International Equity	Since 2005	Mr. Howard joined the Investment Adviser in January 2005 as a portfolio manager. He is also Director of Research for Global Active Equity. From 1993 to 2004 he was a Portfolio Manager at Franklin Templeton responsible for ex-US portfolios.

David Lowish, CFA Executive Director	Portfolio Manager— International Small Cap	Since 2003	Mr. Lowish joined the Investment Adviser in 1999 on the analyst program, and worked on the European Equity and Global Fixed Income and Currency product management teams where he was responsible for marketing and supporting GSAMI’s London based fixed income and currency products. He joined the European Small Cap Equity and International Small Cap Equity teams in 2001, and was named Portfolio Manager in 2003.

34

SERVICE PROVIDERS

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Maria Gordon, CFA Managing Director	Portfolio Manager— Emerging Markets Equity	Since 2001 2006	Ms. Gordon joined the Investment Adviser as a research analyst for the emerging markets equities team in September 1998. She was named a portfolio manager in November 2001 and became the Co-Head of Global Emerging Markets Equities Strategy in March 2003.

Michael Stanes Executive Director	Portfolio Manager— Concentrated International Equity	Since 2002	Mr. Stanes joined the Investment Adviser as a portfolio manager in November 2002. From 1986 to 2001, he worked at Mercury Asset Management, where he managed UK equity portfolios in London, Japanese equity portfolios in Tokyo and US and global portfolios in the US.

Singapore-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Siew-Hua Thio Managing Director	Portfolio Manager— Asia Equity	Since 1998	Ms. Thio joined the Investment Adviser as a portfolio manager in 1998. From 1997 to 1998, she was Head of Research for Indosuez WI Carr in Singapore.

Kenny Tjan, CFA Vice President	Portfolio Manager— Emerging Markets Equity	Since 2003	Mr. Tjan joined the Investment Adviser in 2001 as Co-Head of the Non-Japan Asia portfolio management team. In March 2003, he became the Co-Head of Global Emerging Markets Equities Strategy. Effective September 2004, Mr. Tjan assumed the role as CIO of the China Equity Team, which is involved in the research and management of domestic Chinese equities. From 1999 to 2001, he was an Investment Director of Rothschild Asset Management Singapore.

35

Tokyo-Based Portfolio Management Team

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

David Townshend Managing Director, Head of Japan Active Equity	Head of Japan Active Equity	Since 2005	Mr. Townshend joined the Investment Adviser in 2001 as co-Head of the Investment Adviser’s UK/European Financials team. He joined GSAM in 2001 after nine years of experience on Goldman, Sachs & Co.’s European Banks team, which he joined in 1992. He was named became the Head of Japan Equity in 2005.

Hiroyuki Ito, CMA Vice President	Portfolio Manager— Japanese Equity	Since 2005	Mr. Ito joined the Investment Adviser in 2005 as portfolio manager on the Japan Active Equity team. Prior to joining GSAM, he worked as Chief Portfolio Manager in DLIBJ Asset Management, a member of Mizuho Financial Group.

Takeya Suzuki, CFA Vice President	Portfolio Manager— International Small Cap	Since 2004	Mr. Suzuki first joined the Investment Adviser in the Japanese Equity Team in 1996. He then went to the graduate school of corporate strategy at Hitotsubashi University in 2001, and rejoined the team in 2003 as a Japanese Small Cap Equity portfolio manager.

Mark Beveridge serves as Chief Investment Officer (“CIO”) of GSAM’s Non-US Active Equity team and CIO of GSAMI’s Global/EAFE strategies. As CIO, Mr. Beveridge is ultimately responsible for the composition of a Fund’s structure at both the stock and industry level. Along with the other portfolio managers on the team, Mr. Beveridge has specific industry research responsibilities. Each portfolio manager is responsible for liaising with research analysts around the world, promoting his or her stock selection ideas to the other members of the team and after debating their inclusion in the portfolio.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the Additional Statement.

36

SERVICE PROVIDERS

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Dr., Suite 500, Chicago, Illinois 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the

37

same time that Goldman Sachs or other accounts managed by the Investment Adviser take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may adversely impact the Funds. Transactions by one or more Goldman Sachs advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund as when acquisitions with or for the Funds. For more information about conflicts of interest, see the Additional Statement.

Under a securities lending program approved by the Funds’ Board of Trustees, the Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for each Fund to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, the Goldman Sachs Funds included in this Prospectus and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, In re Goldman Sachs Mutual Funds Fee Litigation, and on November 17, 2004, the plaintiffs filed a consolidated

38

SERVICE PROVIDERS

amended complaint against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman, Sachs & Co., the Trust, Goldman Sachs Variable Insurance Trust (“GSVIT”) the Trustees and Officers of the Trust and John Doe Defendants (collectively, the “Defendants”) in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and GSVIT (collectively, the “Goldman Sachs Funds”) were named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

The second amended consolidated complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), asserts claims involving (i) violations of the Investment Company Act of 1940 (the “Investment Company Act”) and the Investment Advisers Act of 1940, (ii) common law breaches of fiduciary duty and (iii) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of-fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. The plaintiffs in the cases are seeking compensatory damages; rescission of GSAM’s and GSAMI’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees. On January 13, 2006, all claims against the Defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals on similar litigation.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to its clients, including the Goldman Sachs Funds.

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Dividends

Each Fund pays dividends from its investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Fund
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain Goldman Sachs Institutional Liquid Assets Portfolios (“ILA Portfolios”). See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

The Funds’ investments in foreign securities may be subject to foreign withholding taxes. Under certain circumstances, the Funds may elect to pass-through these taxes to you. If this election is made, a proportionate amount of such taxes will constitute a distribution to you, which would allow you either (i) to credit such proportionate amount of foreign taxes against your U.S. federal income tax liability or (ii) to take such amount as an itemized deduction.

Dividends from investment income and distributions from net capital gains are declared and paid annually by each Fund.

From time to time a portion of a Fund’s dividends may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with good accounting practice.

When you purchase shares of a Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

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Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Service Shares.

HOW TO BUY SHARES

How Can I Purchase Service Shares Of The Funds?
Generally, Service Shares may be purchased only through institutions that have agreed to provide shareholder administration and personal and account maintenance services to their customers who are the beneficial owners of Service Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Purchases of Service Shares must be settled within three business days of receipt of a complete purchase order.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should either:

■	Place an order with Goldman Sachs at 1-800-621-2550 and wire federal funds to The Northern Trust Company (“Northern”), as subcustodian JPMorganChase Bank, N.A. (“JPMorganChase”) (each Fund’s custodian) on the next business day; or

■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), P.O. Box 06050, Chicago, IL 60606-6306. The Fund will not accept a check drawn on foreign banks, third-party checks, cashier’s checks or official checks, temporary checks, electronic checks, drawer checks, cash, money orders, travelers cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services; and
■	Shareholder administration services.

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Personal and account maintenance services include:

■	Providing facilities to answer inquiries and responding to correspondence with the Service Organization’s customers
■	Acting as liaison between the Service Organization’s customers and the Trust
■	Assisting customers in completing application forms, selecting dividend and other options, and similar services

Shareholder administration services include:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem and exchange shares for customers
■	Processing payments for customers

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV per share next determined after such acceptance.

■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan and a separate shareholder administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of the Service Shares of the Funds that are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may make payments to Service Organizations and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the service fees described in this Prospectus. Such payments are intended to compensate

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SHAREHOLDER GUIDE

Intermediaries for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, Distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Funds. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the Additional Statement for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Service Organization or Intermediary for more information about the payments it receives and any potential conflicts of interest.

In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?
The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

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What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

Generally, the Fund will not allow non-U.S. citizen and certain U.S. citizens residing outside the United States to open an account directly with the Funds.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, which will be reviewed solely for customer identification purposes, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?

The price you pay when you buy Service Shares is a Fund’s next determined NAV for a share class. The price you receive when you sell or exchange Service Shares is a Fund’s next determined NAV for a share class with the redemption proceeds

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SHAREHOLDER GUIDE

reduced by any applicable charge (e.g., redemption fees). The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or if market quotations are not readily available, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined in good faith under procedures established by the Trustees.

For Funds that invest a significant portion of assets in foreign equity securities, “fair value” prices are provided by an independent fair value service in accordance with the fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Funds, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.

In addition, the Investment Adviser, consistent with applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Funds to price their

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investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such other time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.

■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form. Redemption proceeds are reduced by any applicable redemption fee.

■	The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV as adjusted.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s net asset value on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a net asset value that differs materially from the net asset value that would result if all transactions were reflected on their trade dates.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

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SHAREHOLDER GUIDE

Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.

HOW TO SELL SHARES

How Can I Sell Service Shares Of The Funds?
Generally, Service Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form, subject to any applicable redemption fee. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

■	Any redemption request that requires money to go to an account or address other than that in the current records of the Transfer Agent must be in writing and signed by an authorized person (a Medallion signature guarantee may be required). The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

When Do I Need A Medallion Signature Guarantee To Redeem Shares?
A Medallion signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change your current bank designations.

A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. Additional documentation may be required.

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What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

■	For the 30-day period following a change of address, telephone redemptions will generally be filled by a wire transfer to the bank account designated in the Account Applications (see immediately preceding bullet point). For direct accounts to receive the redemption by check during this time period, a redemption request must be in the form of a written letter, (a Medallion signature guaranteed may be required).

■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: The Funds will arrange for redemption proceeds to be wired as federal funds to the domestic bank account designated in the recordholder’s Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request.
■	Although redemption proceeds will normally be wired as described above, under certain circumstances, redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Investment Company Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value

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SHAREHOLDER GUIDE

of the Fund’s net assets not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption.
■	If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.
■	If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person (a Medallion signature guarantee may be required) to the Service Organization.

■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

By Check: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

What Do I Need To Know About The Redemption Fee?
The Funds will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds use a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee will be paid to the Fund from which the redemption is made, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of a Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The redemption fee does not apply to transactions involving the following:

■	Redemptions of shares acquired by reinvestment of dividends or capital gains distributions.
■	Redemptions of shares that are acquired or redeemed in connection with the participation in a systematic withdrawal program or automatic investment plan.
■	Redemption of shares by other Goldman Sachs Funds (e.g., Goldman Sachs Asset Allocation Portfolios).
■	Redemptions of shares held through discretionary wrap programs or models programs that utilize a regularly scheduled automatic rebalancing of assets and

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that have provided GSAM with certain representations regarding certain operating policies and standards.

■	Redemptions of shares involving transactions other than participant initiated exchanges from retirement plans and accounts maintained pursuant to Section 401 (tax-qualified pension, profit sharing, 401(k), money purchase and stock bonus plans), 403 (qualified annuity plans and tax-sheltered annuities) and 457 (deferred compensation plans for employees of tax-exempt entities or governments) of the Internal Revenue Code of 1986, as amended. Redemptions involving transactions other than participant initiated exchanges would include, for example: loans; required minimum distributions; rollovers; forfeiture; redemptions of shares to pay fees; plan level redemptions or exchanges; redemptions pursuant to systematic withdrawal programs; return of excess contribution amounts; hardship withdrawals; redemptions related to death, disability or qualified domestic relations order; and certain other transactions.
■	Redemptions of shares from accounts of financial institutions in connection with hedging services provided in support of nonqualified deferred compensation plans offering the Goldman Sachs Funds.
■	Redemption of shares where the Fund is made available as an underlying investment in certain group annuity contracts.
■	Redemptions of shares that are issued as part of an investment company reorganization to which a Goldman Sachs Fund is a party.

■	Redemptions of shares representing “seed capital” investments by Goldman Sachs or its affiliates.

The Trust reserves the right to modify or eliminate the redemption fee or waivers at any time and will give 60 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future.

In addition to the circumstances noted above, the Trust reserves the right to grant additional exceptions based on such factors as system limitations, operational limitations, contractual limitations and further guidance from the SEC or other regulators.

If your shares are held through a financial intermediary in an omnibus or other group account, the Trust relies on the financial intermediary to assess the redemption fee on underlying shareholder accounts. The application of redemption fees and exemptions may vary and certain intermediaries may not apply the exceptions listed above. If you invest through a financial intermediary, please contact your intermediary for more information regarding when redemption fees will be applied to the redemption of your shares.

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SHAREHOLDER GUIDE

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares in the event a Service Organization’s relationship with Goldman Sachs is terminated and you do not transfer your account to another Service Organization with a relationship with Goldman Sachs. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from the redemption.

■	Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

■	Reinvest any amounts (e.g., dividends, distributions, or redemption proceeds) which you have elected to receive by check should your check be returned to a Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts or to a closed account. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?

A Service Organization may exchange Service Shares of a Fund at NAV for certain shares of another Goldman Sachs Fund. Redemption of shares (including by exchanges that are held for 30 calendar days or less, (60 calendar days or less with respect to the Goldman Sachs High Yield Fund and High Yield Municipal Fund), may, however, be subject to a redemption fee as described above under “What Do

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I Need To Know About The Redemption Fee?” The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606-6306

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.

■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund Exchanges into a money market fund need not meet the traditional minimum investment requirement for that fund if the entire balance of the original Fund account is exchanged.

■	Normally, a telephone exchange will be made only to an identically registered account.

■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Goldman Sachs Funds that are closed to new investors may be restricted.
■	Exchanges into a Fund from another Goldman Sachs Fund may be subject to any redemption fee imposed by the other Goldman Sachs Fund.

For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the

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SHAREHOLDER GUIDE

exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will Be Sent Regarding Investments In Service Shares?
Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations. In addition, Service Organizations and other financial intermediaries will be responsible for providing any communications from a Fund to the shareholders, including but not limited to prospectus supplements, proxy materials, and notices regarding the sources of dividend payments pursuant to Section 19 of the Investment Company Act.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Funds. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to

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those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.

To deter excessive shareholder trading, the Funds described in this Prospectus, certain other International Equity Funds and certain Fixed Income Funds (which are offered in separate prospectuses) impose a redemption fee on redemptions made within 30 calendar days of purchase (60 calendar days of purchase with respect to Goldman Sachs High Yield Fund and High Yield Municipal Fund) subject to certain exceptions. See “Shareholder Guide— How to Sell Shares— What Do I Need To Know About The Redemption Fee?” for more information about the redemption fee, including transactions and certain omnibus accounts to which the redemption fee does not apply. As a further deterrent to excessive trading, many foreign equity securities held by the Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “Shareholder Guide— How to Buy Shares— How Are Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Goldman Sachs reviews on a regular, periodic basis available information relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Goldman Sachs, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, Goldman Sachs detects excessive, short term trading, Goldman Sachs may reject or restrict a purchase or exchange request and may further seek to close an investor’s account with a Fund. Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose orders are aggregated are not known by the Funds. A number of these financial intermediaries may not have the capability or may not be willing to apply the Funds’ market timing policies or any applicable redemption fee. While Goldman Sachs may monitor share turnover at the omnibus

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SHAREHOLDER GUIDE

account level, a Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions and the sale of your Fund shares.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code (the “Code”), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate, as long as certain other requirements are met. The amount of a Fund’s distributions that qualify for this favorable tax treatment may be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or “non-qualified” foreign corporations. For these lower rates to apply, the noncorporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend rate.

A sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2010.

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TAXATION

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. It is not anticipated that any significant percentage of the Funds’ dividends paid to corporate shareholders will be eligible for the corporate dividends-received deduction. Character and tax status of all distributions will be available to shareholders after the close of each calendar year.

Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. Each Fund may make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (i) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

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Non-U.S. investors may be subject to U.S. withholding and estate tax, but withholding is generally not required on properly designated distributions of long-term capital gains and of qualified interest income and short-term capital gains before August 31, 2008. Although this designation will be made for capital gain distributions, the Fund does not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation of non-U.S. investors is included in the Additional Statement.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. This volatility means that the value of your investment in the Funds may increase or decrease. In recent years, certain stock markets have experienced substantial price volatility.

To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to

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investors. The same would be true of asset-backed securities such as securities backed by car loans.

The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.

The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

B. Other Portfolio Risks

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. Each Fund may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous

60

APPENDIX A

time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S.

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issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

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APPENDIX A

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Beginning January 1, 2007, the euro will become the currency of Slovenia. In addition, Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland and Slovakia became members of the EMU on May 1, 2004 and Romania and Bulgaria will become members of the EMU on January 1, 2007, but these countries will not adopt the euro as their new currency until they can show that their economies have converged with the economies of the euro zone.

The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. In May and June 2005, voters in France and the Netherlands rejected ratification of the EU Constitution causing some other countries to postpone moves toward ratification. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Funds. Because of the number of countries using this single currency, a significant portion of the assets held by the Funds may be denominated in the euro.

Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin and South America

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and Africa. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated

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APPENDIX A

political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

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A Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of the Funds’ currency exposure in emerging countries may not be covered by these techniques.

Risk of Equity Swap Transactions. Equity swaps are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, the parties agree to pay or exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset (or group of assets) which may be adjusted for transaction costs, interest payments, dividends paid on the reference asset or other factors. The gross returns to be paid or “swapped” between the parties are generally calculated with respect to a “notional amount,” for example, the increase or decrease in value of a particular dollar amount invested in the asset.

Equity swaps may be structured in different ways. For example, when a Fund takes a long position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock. Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by a Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had a Fund sold a particular stock (or group of stocks) short, less the dividend expense that a Fund would have paid on the stock, as adjusted for interest payments or other economic factors.

Under an equity swap, payments may be made at the conclusion of the equity swap or periodically during its term. Sometimes, however, the Investment Adviser may be able to terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to a Fund’s accrued obligations under the swap. Equity swaps will be made in the over-the-counter market and will be entered into with a counterparty that typically will be an investment banking firm, broker-dealer or bank.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial.

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APPENDIX A

Risks of Derivative Investments. A Fund’s transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and foreign currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates, currency prices or credit events. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of a Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

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Debt securities rated BBB or higher by Standard & Poor’s Rating Group (“Standard & Poor’s”), Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of the security, is in the best interest of a Fund and its shareholders.

The Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the

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APPENDIX A

price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:

■	U.S. government securities
■	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO
■	Certificates of deposit
■	Bankers’ acceptances
■	Repurchase agreements
■	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

C. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.

The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objectives and policies. Further information is provided in the Additional Statement, which is available upon request.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-

69

income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. Certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the

70

APPENDIX A

counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Structured Securities. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

REITs. Each Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. A Fund may also, to

71

the extent consistent with its investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on both U.S. and foreign exchanges.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts and related options present the following risks:

■	While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange

72

APPENDIX A

rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
■	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

As an investment company registered with the SEC, Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures to “cover” open positions with respect to its transactions in futures contracts. In the case of futures contracts that do not cash settle, for example, a Fund must set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. With respect to futures contracts that do cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e. the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. A Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional amount of the futures contracts.

Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile.

73

To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

74

APPENDIX A

Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by a Fund in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Short Sales Against-the-Box. The Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

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Other Investment Companies. Each Fund may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard & Poor’s Depositary Receipts™. The Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on an exchange that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

■	iSharesSM. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on an exchange and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on an exchange. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares

76

APPENDIX A

will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Each Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other

77

stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of “credit enhancement.” However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal

78

APPENDIX A

payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, a Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. The Funds may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

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Borrowings. Each Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

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Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has not been in operation for five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). As of the date of this Prospectus, Service Shares of the Asia Equity Fund had not commenced operations, therefore no financial highlights are provided below. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual reports (available upon request).

CONCENTRATED INTERNATIONAL EQUITY FUND

	Concentrated International Equity Fund— Service Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$17.91	$14.82	$13.38	$13.00	$15.71

Income (loss) from investment operations

Net investment income[a]	0.27	0.06	0.02	0.06	0.04

Net realized and unrealized gain (loss)	3.13	3.34	1.96	0.55	(2.64)

Total from investment operations	3.40	3.40	1.98	0.61	(2.60)

Distributions to shareholders

From net investment income	(0.12)	(0.31)	(0.54)	(0.23)	(0.11)

Net asset value, end of year	$21.19	$17.91	$14.82	$13.38	$13.00

Total return[b]	19.10%	23.17%	14.90%	4.93%	(16.63)%

Net assets, end of year (in 000s)	$1,301	$426	$542	$1,270	$5,122

Ratio of net expenses to average net assets	1.64%	1.64%	1.64%	1.65%	1.65%

Ratio of net investment income to average net assets	1.37%	0.39%	0.12%	0.52%	0.25%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.68%	1.70%	1.71%	1.72%	1.71%

Ratio of net investment income to average net assets	1.33%	0.33%	0.05%	0.45%	0.19%

Portfolio turnover rate	59%	49%	78%	62%	118%

See page 85 for all footnotes.

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JAPANESE EQUITY FUND

	Japanese Equity Fund— Service Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$9.73	$8.75	$7.47	$7.77	$8.88

Income (loss) from investment operations

Net investment loss[a]	(0.07)	(0.05)	(0.04)	(0.04)	(0.07)

Net realized and unrealized gain (loss)	2.24	1.03	1.33	(0.26)	(0.96)

Total from investment operations	2.17	0.98	1.29	(0.30)	(1.03)

Distributions to shareholders

From net investment income	(0.10)	—	(0.01)	—	—

From net realized gains	—	—	—	—	(0.08)

Total distributions	(0.10)	—	(0.01)	—	(0.08)

Net asset value, end of year	$11.80	$9.73	$8.75	$7.47	$7.77

Total return[b]	22.39%	11.20%	17.27%	(3.86)%	(11.65)%

Net assets, end of year (in 000s)	$241	$2	$2	$1	$1

Ratio of net expenses to average net assets	1.65%	1.65%	1.65%	1.69%	1.68%

Ratio of net investment loss to average net assets	(0.59)%	(0.48)%	(0.47)%	(0.54)%	(0.88)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	2.03%	2.21%	2.26%	3.00%	3.04%

Ratio of net investment loss to average net assets	(0.97)%	(1.04)%	(1.08)%	(1.85)%	(2.24)%

Portfolio turnover rate	73%	82%	111%	115%	98%

See page 85 for all footnotes.

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APPENDIX B

INTERNATIONAL SMALL CAP FUND

	International Small Cap Fund— Service Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$15.80	$12.06	$9.29	$8.01	$9.85

Income (loss) from investment operations

Net investment income (loss)[a]	0.02	0.01	0.09	0.03	(0.04)

Net realized and unrealized gain (loss)	2.39	3.89	2.73	1.25	(1.80)

Total from investment operations	2.41	3.90	2.82	1.28	(1.84)

Distributions to shareholders

From net investment income	(0.08)	(0.16)	(0.05)	—	—

Net asset value, end of year	$18.13	$15.80	$12.06	$9.29	$8.01

Total return[b]	15.29%	32.54%	30.38%	15.98%	(18.68)%

Net assets, end of year (in 000s)	$750	$217	$213	$56	$25

Ratio of net expenses to average net assets	1.74%	1.74%	1.74%	1.76%	1.88%

Ratio of net investment income (loss) to average net assets	0.10%	0.06%	0.73%	0.34%	(0.49)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.89%	2.05%	2.32%	2.51%	2.22%

Ratio of net investment income (loss) to average net assets	(0.05)%	(0.25)%	0.15%	(0.41)%	(0.83)%

Portfolio turnover rate	60%	67%	99%	87%	56%

See page 85 for all footnotes.

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EMERGING MARKETS EQUITY FUND

	Emerging Markets Equity Fund— Service Shares

	Years Ended August 31,

	2006	2005	2004	2003	2002

Net asset value, beginning of year	$15.56	$10.38	$9.06	$7.07	$7.12

Income (loss) from investment operations

Net investment income (loss)[a]	0.04	0.08	0.06	0.04	(0.06)

Net realized and unrealized gain (loss)	4.16	5.13	1.33	1.95	0.01

Total from investment operations	4.20	5.21	1.39	1.99	(0.05)

Distributions to shareholders

From net investment income	—	(0.03)	(0.07)	—	—

From net realized gains	(0.10)	—	—	—	—

Total distributions	(0.10)	(0.03)	(0.07)	—	—

Net asset value, end of year	$19.66	$15.56	$10.38	$9.06	$7.07

Total return[b]	27.07%	50.25%	15.36%	28.15%	(0.70)%

Net assets, end of year (in 000s)	$704	$1,655	$567	$185	$50

Ratio of net expenses to average net assets	1.89%	2.09%	2.09%	2.10%	2.10%

Ratio of net investment income (loss) to average net assets	0.22%	0.58%	0.56%	0.52%	(0.93)%

Ratios assuming no expense reductions

Ratio of total expenses to average net assets	1.89%	2.16%	2.24%	2.27%	2.41%

Ratio of net investment income (loss) to average net assets	0.22%	0.51%	0.41%	0.35%	(1.24)%

Portfolio turnover rate	101%	91%	150%	82%	104%

See page 85 for all footnotes.

84

APPENDIX B

Footnotes:

a	Calculated based on the average shares outstanding methodology.

b	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

85

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Index

1 General Investment Management Approach

2 Fund Investment Objectives and Strategies
2	Goldman Sachs Concentrated International Equity Fund
4	Goldman Sachs Japanese Equity Fund
6	Goldman Sachs International Small Cap Fund
8	Goldman Sachs Emerging Markets Equity Fund
10	Goldman Sachs Asia Equity Fund

12 Other Investment Practices and Securities

16 Principal Risks of the Funds

20 Fund Performance

28 Fund Fees and Expenses

32 Service Providers

40 Dividends

41 Shareholder Guide
41	How To Buy Shares
47	How to Sell Shares

56 Taxation

59 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

81 Appendix B Financial Highlights

International Equity Funds Prospectus (Service Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550. You can also access and download the annual and semi-annual reports and the Additional Statement at the Funds’ website: http://www.goldmansachsfunds.com.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, P.O. Box 06050 Chicago, IL 60606

■ On the Internet:	SEC EDGAR database: http://www.sec.gov

You may review and obtain copies of Fund documents (including the Additional Statement) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

GSAM® is a registered service mark of Goldman, Sachs & Co.

EQINTLPROSVC

PART B
STATEMENT OF ADDITIONAL INFORMATION
DATED DECEMBER 29, 2006
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
SERVICE SHARES
INSTITUTIONAL SHARES
GOLDMAN SACHS BALANCED FUND
GOLDMAN SACHS GROWTH AND INCOME FUND
GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND
GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND
GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND
GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND
GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND
GOLDMAN SACHS CAPITAL GROWTH FUND
GOLDMAN SACHS STRATEGIC GROWTH FUND
GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
GOLDMAN SACHS SMALL/MID CAP GROWTH FUND
GOLDMAN SACHS MID CAP VALUE FUND
GOLDMAN SACHS SMALL CAP VALUE FUND
GOLDMAN SACHS LARGE CAP VALUE FUND
GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND
GOLDMAN SACHS JAPANESE EQUITY FUND
GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
GOLDMAN SACHS ASIA EQUITY FUND
GOLDMAN SACHS BRIC FUND (BRAZIL, RUSSIA, INDIA, CHINA)
GOLDMAN SACHS CONCENTRATED GROWTH FUND
(Equity Portfolios of Goldman Sachs Trust)
71 South Wacker Drive
Suite 500
Chicago, Illinois 60606
     This Statement of Additional Information (the “Additional Statement”) is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectuses for the Class A Shares, Class B Shares, Class C Shares, Service Shares and Institutional Shares of: Goldman Sachs Balanced Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Structured U.S. Equity Fund, Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured International Equity Fund, Goldman Sachs Capital Growth Fund,

Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Small/Mid Cap Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs Concentrated International Equity Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Equity Fund, Goldman Sachs BRIC Fund (Brazil, Russia, India, China), and Goldman Sachs Concentrated Growth Fund dated December 29, 2006 (the “Prospectuses”), as they may be further amended and/or supplemented from time to time, which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below or from institutions (“Service Organizations”) acting on behalf of their customers.
     The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, for each Fund contained in each Fund’s 2006 annual report are incorporated herein by reference in the section “Financial Statements.” No other portions of each Fund’s Annual Report are incorporated by reference. A Fund’s Annual Report may be obtained upon request and without charge by calling Goldman, Sachs & Co. toll free at 800-621-2550.
     GSAM® is a registered service mark of Goldman, Sachs & Co.

The date of this Additional Statement is December 29, 2006.

i

GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Investment Adviser to:
Goldman Sachs Balanced Fund
Goldman Sachs Growth and Income Fund
Goldman Sachs Structured Large Cap Value Fund
Goldman Sachs Structured U.S. Equity Fund
Goldman Sachs Structured Large Cap Growth Fund
Goldman Sachs Structured Small Cap Equity Fund
Goldman Sachs Structured International Equity Fund
Goldman Sachs Capital Growth Fund
Goldman Sachs Strategic Growth Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs Small/Mid Cap Growth Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Small Cap Value Fund
Goldman Sachs Large Cap Value Fund
Goldman Sachs Concentrated Growth Fund
32 Old Slip
New York, New York 10005
GOLDMAN, SACHS & CO.
Distributor
85 Broad Street
New York, New York 10004
GOLDMAN, SACHS & CO.
Transfer Agent
71 South Wacker Drive
Suite 500
Chicago, Illinois 60606
GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
Investment Adviser to:
Goldman Sachs Concentrated International Equity Fund
Goldman Sachs Japanese Equity Fund
Goldman Sachs International Small Cap Fund
Goldman Sachs Emerging Markets Equity Fund
Goldman Sachs Asia Equity Fund
Goldman Sachs BRIC Fund (Brazil, Russia, India, China)
Christchurch Court
10-15 Newgate Street
London, England EC1A7HD
Toll free (in U.S.) . . . 800-621-2550

INTRODUCTION
     Goldman Sachs Trust (the “Trust”) is an open-end, management investment company. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated January 28, 1997. The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The following series of the Trust are described in this Additional Statement: Goldman Sachs Balanced Fund (“Balanced Fund”), Goldman Sachs Growth and Income Fund (“Growth and Income Fund”), Goldman Sachs Structured Large Cap Value Fund (formerly, CORE Large Cap Value Fund) (“Structured Large Cap Value Fund”), Goldman Sachs Structured U.S. Equity Fund (formerly, CORE U.S. Equity Fund) (“Structured U.S. Equity Fund”), Goldman Sachs Structured Large Cap Growth Fund (formerly, CORE Large Cap Growth Fund) (“Structured Large Cap Growth Fund”), Goldman Sachs Structured Small Cap Equity Fund (formerly, CORE Small Cap Equity Fund) (“Structured Small Cap Equity Fund”), Goldman Sachs Structured International Equity Fund (formerly, CORE International Equity Fund) (“Structured International Equity Fund”), Goldman Sachs Capital Growth Fund (“Capital Growth Fund”), Goldman Sachs Strategic Growth Fund (“Strategic Growth Fund”), Goldman Sachs Growth Opportunities Fund (“Growth Opportunities Fund”), Goldman Sachs Small/Mid Cap Growth Fund (“Small/Mid Cap Growth Fund”), Goldman Sachs Mid Cap Value Fund (“Mid Cap Value Fund”), Goldman Sachs Small Cap Value Fund (“Small Cap Value Fund”), Goldman Sachs Large Cap Value Fund (“Large Cap Value Fund”), Goldman Sachs Concentrated International Equity Fund (formerly the International Equity Fund) (“Concentrated International Equity Fund”), Goldman Sachs Japanese Equity Fund (“Japanese Equity Fund”), Goldman Sachs International Small Cap Fund (formerly, the International Growth Opportunities Fund) (“International Small Cap Fund”), Goldman Sachs Emerging Markets Equity Fund (“Emerging Markets Equity Fund”), Goldman Sachs Asia Equity Fund (formerly, the Asia Growth Fund) (“Asia Equity Fund”), Goldman Sachs BRIC Fund (Brazil, Russia, India, China) (“BRIC Fund”) and Goldman Sachs Concentrated Growth Fund (“Concentrated Growth Fund”) (collectively referred to herein as the “Funds”).
     The Funds, except the Structured Large Cap Value, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity, Strategic Growth, Growth Opportunities, Small/Mid Cap Growth, Large Cap Value, Japanese Equity, International Small Cap, BRIC and Concentrated Growth Funds were initially organized as a series of a corporation formed under the laws of the State of Maryland on September 27, 1989 and were reorganized as a Delaware statutory trust as of April 30, 1997. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Funds and other series. Additional series may be added in the future from time to time. Each Fund (except the BRIC Fund) currently offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Service Shares. The BRIC Fund currently offers three classes of shares: Class A Shares, Class C Shares and Institutional Shares. See “Shares of the Trust.”
     Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the Investment Adviser to the Balanced, Growth and Income, Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity, Capital Growth, Strategic Growth, Growth Opportunities, Small/Mid Cap Growth Fund, Large Cap Value, Mid Cap Value, Small Cap Value, Large Cap Value, and Concentrated Growth Funds. Goldman Sachs Asset Management International (“GSAMI”) serves as the Investment Adviser to the Concentrated International

Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity and BRIC Funds. GSAM and GSAMI are sometimes individually referred to as an “Investment Adviser” and collectively herein as the “Investment Advisers.” In addition, Goldman Sachs serves as each Fund’s distributor and transfer agent. State Street Bank and Trust Company (“State Street”) serves as the custodian to the Balanced, Growth and Income, Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity, Capital Growth, Strategic Growth, Growth Opportunities, Small/Mid Cap Growth, Large Cap Value, Mid Cap Value, Small Cap Value, Large Cap Value, and Concentrated Growth Funds. JPMorganChase Bank, N.A. (“JPMorganChase”) serves as the custodian to the Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity and BRIC Funds.
     The following information relates to and supplements the description of each Fund’s investment policies contained in the Prospectuses. See the Prospectuses for a more complete description of the Funds’ investment objectives and policies. Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.
INVESTMENT OBJECTIVES AND POLICIES
     Each Fund has a distinct investment objective and policies. There can be no assurance that a Fund’s objective will be achieved. Each Fund, except the Concentrated Growth and BRIC Funds, is a diversified open-end management company as defined in the Investment Company Act of 1940, as amended (the “Act”). Each of the Concentrated Growth and BRIC Funds is a non-diversified, open-end management company (as defined in the Act). The investment objective and policies of each Fund, and the associated risks of each Fund, are discussed in the Funds’ Prospectuses, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, with respect to the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity, Mid Cap Value, Small/Mid Cap Growth, Small Cap Value, Large Cap Value, Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity and BRIC Funds, to the extent required by U.S. Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) or total assets (not including securities lending collateral and any investment of that collateral) in the particular type of investment suggested by its name. Additional information about the Funds, their policies, and the investment instruments they may hold, is provided below.
     Each Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.
     The following discussion supplements the information in the Funds’ Prospectuses.

General Information Regarding The Funds
     The Investment Adviser may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities (“equity investments”). The Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers, in choosing a Fund’s securities. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. Equity investments in a Fund’s portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the investments’ fundamental valuation or when other more attractive investments are identified.
     Value Style Funds. The Growth and Income, Mid Cap Value, Small Cap Value, and Large Cap Value Funds are managed using a value oriented approach. The Investment Adviser evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such companies’ long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting the Investment Adviser’s view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company’s financial leverage and the sustainable return on capital invested in the business. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Investment Adviser, are available at attractive prices.
     As of the date of this Additional Statement, the Goldman Sachs Mid Cap Value and Small Cap Value Funds (the “Closed Funds”) were generally closed to new investors. The following investors, however, may make purchases and reinvestments of dividends and capital gains into the Closed Funds:

•	Current shareholders of the respective Closed Funds, but once a shareholder closes all accounts in a Closed Fund, additional investments into such Closed Fund may not be accepted;

•	Certain employee benefit plans and certain financial institutions providing services to employee benefit plans, namely: (i) Qualified Defined Contribution and Benefit Plans (as defined below) making an initial investment of $10 million or less through financial institutions that, as of the closing date of the respective Closed Fund, had a contractual agreement with Goldman, Sachs & Co. to offer shares of or provide services to the respective Closed Fund; and (ii) certain financial institutions in connection with hedging services provided in support of non-qualified deferred compensation plans offering the Goldman Sachs Funds. Certain of the plans and institutions described in (i) and (ii) above may make an initial investment in excess of $10 million if the initial investment was expected to be less than $10 million at the time Goldman Sachs receives a preliminary written commitment to invest in the Closed Fund. Certain Qualified Defined Contribution and Benefit Plans include 401(k) plans, profit sharing plans and money purchase pension plans, 403(b) plans, and 457 plans; and

•	Trustees and officers of the Trust.

     In addition, the following investors may make purchases and reinvestments of dividends and capital gains into the Mid Cap Value Fund only:
•	Investors in a discretionary mutual fund wrap program where (i) such program together with non-discretionary mutual fund wrap programs maintained by the same sponsor had at least $10 million invested in the Fund as of the closing date of the Mid Cap Value Fund and (ii) the sponsor of such program has the appropriate controls in place to implement this Fund closure policy properly.
     Exchanges into a Closed Fund from other Goldman Sachs Funds are not permitted, except for current Closed Fund shareholders and for certain Qualified Defined Contribution and Benefit Plans and, in the case of the Mid Cap Value Fund, investors in certain discretionary mutual fund wrap programs permitted to invest after the closing date.
     The Closed Funds may resume sales of shares to new investors at some future date. Additionally, a Closed Fund may enter into asset purchase or other reorganization transactions with other investment companies that involve the issuance of shares the Closed Fund to new accounts, and such new accounts may continue to make additional purchases and reinvest dividends and capital gains into their accounts. Notwithstanding the foregoing, the Trust and Goldman, Sachs & Co. reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman, Sachs & Co. will not be liable for any loss resulting from rejected purchase or exchange orders.
     Growth Style Funds. The Capital Growth, Strategic Growth, Growth Opportunities, Small/Mid Cap Growth Fund, and Concentrated Growth Funds are managed using a growth equity oriented approach. Equity investments for these Funds are selected based on their long-term prospects for above average growth. The Investment Adviser employs an investment strategy with three primary components. The first is to buy a business with the belief that wealth is created by the long-term ownership of a growing business. The second is to buy a high-quality business that exhibits high- quality growth criteria including strong business franchise, favorable long-term trends and excellent management. The third component of the strategy is to buy the business at an attractive valuation. The Investment Adviser maintains a long term outlook when implementing this disciplined investment process.
     Quantitative Style Funds. The Structured U.S. Equity, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity and Structured International Equity Funds (the “Structured Equity Funds”) are managed using both quantitative and fundamental techniques. The investment process and the proprietary multifactor model used to implement it are discussed below.
     The equity portion of the Balanced Fund is managed using quantitative techniques. The investment process and the model used to implement it, as described in the Additional Statement, are utilized in the management of the equity portion of the Balanced Fund.
     Investment Process. The Investment Adviser begins with a broad universe of U.S. equity investments for the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth and Structured Small Cap Equity Funds (the “Structured U.S. Equity Funds”), and a broad universe of foreign equity investments for Structured International Equity Fund. As described more fully below, the Investment Adviser uses proprietary multifactor models (the “Multifactor Models”) to forecast the returns of different markets, currencies and individual securities.

     In building a diversified portfolio for each Structured Equity Fund, the Investment Adviser utilizes optimization techniques to seek to construct the most efficient risk/return portfolio given each Structured Fund’s benchmark. Each portfolio is primarily composed of securities that the Investment Adviser believes maximize the portfolio’s risk/return tradeoff characteristics, holding industry weightings similar to those of the relevant Fund’s benchmark.
     Multifactor Models. The Multifactor Models are rigorous computerized rating systems for forecasting the returns of different equity markets, currencies and individual equity investments according to fundamental investment characteristics. The Structured U.S. Equity Funds use one Multifactor Model to forecast the returns of securities in the relevant forecast universe. The Structured International Equity Fund uses several Multifactor Models to forecast returns. Currently, the Structured International Equity Fund uses one model to forecast equity market returns, one model to forecast currency returns and six separate regional models to forecast individual equity security returns in 21 different countries. Despite this variety, all individual equity Multifactor Models incorporate common variables including measures of value, price momentum, profitability, earnings quality, management impact and analyst sentiment. All of the factors used in the Multifactor Models have been shown to significantly impact the performance of the securities, currencies and markets in the forecast universe.
     The weightings assigned to the factors in the individual equity Multifactor Models used by the Structured Equity Funds are derived using a statistical formulation that considers each factor’s historical performance, volatility and stability of ranking in different market environments. As such, the Multifactor Models are designed to evaluate each security using factors that are statistically related to returns over the long run. Because they include many disparate factors, the Investment Adviser believes that all the Multifactor Models are broader in scope and provide a more thorough evaluation than traditional investment processes. Securities and markets ranked highest by the relevant Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics. By using a variety of relevant factors to select securities, currencies or markets, the Investment Adviser believes that the Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select such investments.
     The Investment Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities, currencies or markets are selected for or weighted in a Fund. Such changes (which may be the result of changes in the Multifactor Models or the method of applying the Multifactor Models) may include: (i) evolutionary changes to the structure of the Multifactor Models (e.g., the addition of new factors or a new means of weighting the factors); (ii) changes in trading procedures (e.g., trading frequency or the manner in which a Fund uses futures); or (iii) changes in the method by which securities, currencies or markets are weighted in a Fund. Any such changes will preserve a Fund’s basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.
     Other Information. Since normal settlement for equity investments is three trading days (for certain international markets settlement may be longer), the Funds will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally range from 2% to 5% of a Fund’s net assets. Structured U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500TM Index and the Structured Large Cap Growth, Structured Large Cap Value and Structured Small Cap Equity Funds may enter into futures transactions only with respect to a representative index in order to keep a Fund’s effective equity exposure close to 100%. Structured International Equity Fund may purchase other types of futures contracts. For example, if cash balances are equal to 5% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 5% of the Fund’s net assets. As cash balances fluctuate based on new contributions or withdrawals, a Fund may enter into additional contracts or close out existing positions.
     Actively Managed International Funds. The Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Equity Funds are managed using an active international approach, which utilizes a consistent process of stock selection undertaken by portfolio management teams located within each of the major investment regions, including Europe, Japan, Asia and the United States. In selecting securities, the Investment Adviser uses a bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities while seeking to add return primarily through stock selection. Equity investments for these Funds are evaluated based on three key factors—the business, the management and the valuation. The Investment Adviser ordinarily seeks securities that have, in the Investment Adviser’s opinion, superior earnings growth potential, sustainable franchise value with management attuned to creating shareholder value and relatively discounted valuations. In addition, the Investment Adviser uses a multi-factor risk model which seeks to ensure that deviations from the benchmark are justifiable.
Additional Information About the Balanced Fund
     The investment objective of the Balanced Fund is to provide long-term growth of capital and current income. The Fund seeks growth of capital primarily through investments in equity investments. The Fund seeks to provide current income through investment in fixed-income securities (bonds) and high dividend-paying stocks.
     The Balanced Fund is intended to provide a foundation on which an investor can build an investment portfolio or to serve as the core of an investment program, depending on the investor’s goals. The Balanced Fund is designed for relatively conservative investors who seek a combination of long-term capital growth and current income in a single investment. The Balanced Fund offers a portfolio of equity and fixed-income securities intended to provide less volatility than a portfolio completely invested in equity investments and greater diversification than a portfolio invested in only one asset class. The Balanced Fund may be appropriate for people who seek capital appreciation but are concerned about the volatility typically associated with a fund that invests solely in stocks and other equity investments.
     Fixed-Income Strategies Designed to Maximize Return and Manage Risk. GSAM’s approach to managing the fixed-income portion of the Balanced Fund’s portfolio seeks to provide high returns relative to a market benchmark, the Lehman Brothers Aggregate Bond Index (the “Index”), while also seeking to provide high current income. This approach emphasizes (i) sector allocation strategies which enable GSAM to tactically overweight or underweight one sector of the fixed-income market (i.e., mortgages, corporate bonds, U.S. Treasuries, non-dollar bonds, emerging market debt) versus another; (ii) individual security selection based on identifying relative value (fixed-income securities inexpensive relative to others in their sector); and (iii) to a lesser extent, strategies based on GSAM’s expectation of the direction of interest rates or the spread between short-term and long-term interest rates such as yield curve strategy.
     The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed income securities rated at least investment grade by two of the following NRSROS: Moody’s Investors Service, Standard & Poor’s or Fitch. The securities currently included in the Index have at least one year remaining to maturity; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. Government; issuers of mortgage-backed securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of asset-backed securities. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness or such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.
     GSAM seeks to manage fixed-income portfolio risk in a number of ways. These include diversifying the fixed-income portion of the Balanced Fund’s portfolio among various types of fixed-income securities and utilizing sophisticated quantitative models to understand how the fixed-income portion of the portfolio will perform under a variety of market and economic scenarios. In addition, GSAM uses extensive credit analysis to select and to monitor any investment-grade or non-investment grade bonds that may be included in the Balanced Fund’s portfolio. In employing this and other investment strategies, the GSAM team has access to extensive fundamental research and analysis available through Goldman Sachs and a broad range of other sources.
     A number of investment strategies will be used in selecting fixed-income securities for the Fund’s portfolio. GSAM’s fixed-income investment philosophy is to actively manage the portfolio within a risk-controlled framework. The Investment Adviser de-emphasizes interest rate anticipation by monitoring the duration of the portfolio within a narrow range of the Investment Adviser’s target duration, and instead focuses on seeking to add value through sector selection, security selection and yield curve strategies.
     The Investment Adviser uses derivative instruments to manage the duration of the Fund’s fixed income investment portfolio. These derivative instruments include financial futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten and lengthen the duration of the Fund’s fixed income investment portfolio. The Fund’s investments in derivative instruments, including financial futures contracts and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities.
     Interest rates, fixed-income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce losses in a Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed-income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.
     Market Sector Selection. Market sector selection for the fixed income portion of the Balanced Fund’s portfolio is the underweighting or overweighting of one or more market sectors (i.e., U.S. Treasuries, U.S. Government agency securities, corporate securities, mortgage-backed securities and asset-backed securities). GSAM may decide to overweight or underweight a given market sector or subsector (e.g., within the corporate sector, industrials, financial issuers and utilities) based on, among other things, expectations of future yield spreads between different sectors or subsectors.

     Issuer Selection. Issuer selection is the purchase and sale of fixed-income corporate securities based on a corporation’s current and expected credit standing (within the constraints imposed by the Balanced Fund’s minimum credit quality requirements). This strategy focuses on four types of corporate issuers. Selection of securities from the first type of issuers – those with low but stable credit – is intended to enhance total returns by providing incremental yield. Selecting securities from the second type of issuers – those with low and intermediate but improving credit quality – is intended to enhance total returns in two stages. Initially, these securities are expected to provide incremental yield. Eventually, price appreciation is expected to occur relative to alternative securities as credit quality improves, the credit ratings of nationally recognized statistical ratings organizations are upgraded, and credit spreads narrow. Securities from the third type of issuers – issuers with deteriorating credit quality – will be avoided, since total returns are typically enhanced by avoiding the widening of credit spreads and the consequent relative price depreciation. Finally, total returns can be enhanced by focusing on securities that are rated differently by different rating organizations. If the securities are trading in line with the higher published quality rating while GSAM concurs with the lower published quality rating, the securities would generally be sold and future potential price deterioration avoided. On the other hand, if the securities are trading in line with the lower published quality rating while the higher published quality rating is considered more realistic, the securities may be purchased in anticipation of the expected market re-evaluation and relative price appreciation.
     Yield Curve Strategy. Yield curve strategy consists of overweighting or underweighting different maturity sectors relative to a benchmark to take advantage of the shape of the yield curve. Three alternative maturity sector selections are available: a “barbell” strategy in which short and long maturity sectors are overweighted while intermediate maturity sectors are underweighted; a “bullet” strategy in which, conversely, short-and long-maturity sectors are underweighted while intermediate-maturity sectors are overweighted; and a “neutral yield curve” strategy in which the maturity distribution mirrors that of a benchmark.
Additional Information About the Concentrated International Equity Fund
     The Concentrated International Equity Fund invests, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in equity investments of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Concentrated International Equity Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the Investment Adviser to be positioned for long-term capital appreciation.
     The Concentrated International Equity Fund’s Investment Adviser believes that outperformance is generated by a long-term focus on quality companies with quality managements that trade at attractive valuations.
Bottom-up, fundamental research is carried out by both the Investment Adviser’s five senior portfolio managers and its 80+ research analysts based in London, Singapore, Tokyo, New York and Tampa. These research analysts are organized into five global sector research teams – Consumer, Health Sciences, Financials, Industrials and Technology/Telecoms. The Investment Adviser’s global research platform also includes a ‘Specialist’ team that focuses on the small and mid-cap segments of each market. The rigorous investment criteria employed by the research analysts are designed to capture the quality of business, quality of management and valuation of the companies within the international equity universe.

Stock selection. The portfolio management team evaluates ideas with the global research analysts through formal conference calls, regular visits to the Investment Adviser’s regional offices and regular ad hoc communication. These forums allow the portfolio managers to cross-examine the research analysts, question their assumptions, ensure issues have been raised, and offer counter-perspectives to their investment recommendations. After questions arising from these discussions have been answered, primary stock selection is carried out by the Concentrated International Equity portfolio managers, who assess each stock by balancing views of the global sector teams with their own before making a cross-border and cross-sector assessment of each company.
Portfolio construction is carried out by the Investment Adviser’s dedicated portfolio construction team, which sizes each position based on the Concentrated International Equity portfolio managers’ conviction in each stock and the position’s desired impact on portfolio risk. The portfolio managers work closely with the portfolio construction team to position the research ideas in the Concentrated International Equity Fund and cross-check positioning across all of the regional and sector flagship portfolios to ensure that investment themes are implemented consistently.
     GSAMI’s currency team may manage the foreign exchange risk embedded in foreign equities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to add returns by seeking to take advantage of foreign exchange fluctuations.
     The members of GSAMI’s International Equity team bring together years of experience in analyzing and investing in companies globally. Global research analysts have a local presence around the world that facilitates interaction with companies and enhances knowledge of local trends. Moreover, the ability of the portfolio managers to leverage the views of GSAMI’s corporate credit and currency teams result in a deeper understanding of companies and industries.
Additional Information About The BRIC Fund
     The Investment Adviser may purchase for the Fund common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities (“equity investments”). The Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers, in choosing the Fund’s securities. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. Equity investments in the Fund’s portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the investments’ fundamental valuation or when other more attractive investments are identified.
     The Fund invests, under normal circumstances, substantially all and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a concentrated portfolio of equity investments in Brazil, Russia, India and China (“BRIC countries”) or in issuers that participate in the markets of the BRIC countries by deriving a significant amount of their total revenue or profit from goods produced, sales made or services provided or maintaining a significant amount of their assets in BRIC countries. For the purpose of measuring the level of participation by issuers in the markets of BRIC countries in both the Prospectuses and the Additional Statement, “significant” means “50% or more.” The Investment Adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. An emerging country issuer is any company that:

–	Has a class of its securities whose principal securities market is in an emerging country;

–	Is organized under the laws of, or has a principal office in, an emerging country;

–	Derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or

–	Maintains 50% or more of its assets in one or more emerging countries.

     Under normal circumstances, the Fund maintains investments in at least four emerging countries, Brazil, Russia, India, and China. Allocation of the Fund’s investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers’ and Goldman Sachs economists’ views of the relative attractiveness of emerging countries and currencies are considered in allocating the Fund’s assets among emerging countries.
     The Fund may also invest up to 20% of its Net Assets in (i) fixed-income securities of private and government emerging country issuers, and (ii) equity and fixed-income securities, such as government, corporate and bank debt obligations, of developed country issuers.
     The Fund is managed using an active international approach, which utilizes a consistent process of stock selection undertaken by portfolio management teams located in London, Singapore, Shanghai and Mumbai. In selecting securities, the Investment Adviser uses a bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities while seeking to add return primarily through stock selection.
Corporate Debt Obligations
     Each Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity and Structured International Equity Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund’s net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.
     The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities, Small/Mid Cap Growth, Mid Cap Value, Small Cap Value, Large Cap Value, Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity and BRIC Funds to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Advisers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating a Fund’s net asset value.
     Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities, Small/Mid Cap Growth, Mid Cap Value, Small Cap Value, Large Cap Value, Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity and BRIC Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.
     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s net asset value.
     Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.
     The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in a Fund’s portfolio and evaluates whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed.
Commercial Paper and Other Short-Term Corporate Obligations
     The Funds may invest in commercial paper and other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.
U.S. Government Securities
     Each Fund may invest in U.S. Government Securities. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.
     U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.
     Each Fund may also purchase U.S. Government Securities in private placements and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”). Each Fund may also invest in zero coupon U.S. Treasury Securities and in zero coupon securities issued by financial institutions which represent a proportionate interest in underlying U.S. Treasury Securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Bank Obligations
     Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

     Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.
Zero Coupon Bonds
     Each Fund’s investments in fixed-income securities may include zero coupon bonds. Zero coupon bonds are debt obligations issued or purchased at a discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by a Fund defaults, the Fund may obtain no return at all on its investment. A Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund’s distribution obligations.
Variable and Floating Rate Securities
     The interest rates payable on certain fixed-income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at pre-designated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.
Custodial Receipts and Trust Certificates
     Each Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Funds may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Funds will bear their proportionate share of the fees and expenses charged to the custodial account or trust. The Funds may also invest in separately issued interests in custodial receipts and trust certificates.

     Although under the terms of a custodial receipt or trust certificate the Funds would be typically authorized to assert their rights directly against the issuer of the underlying obligation, the Funds could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Funds may be subject to delays, expenses and risks that are greater than those that would have been involved if the Funds had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
     Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (“IRS”) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.
Municipal Securities
     The Balanced Fund may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.
     The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed-income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities. The credit rating assigned to municipal securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such municipal securities.
     Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.
     Dividends paid by the Funds from any tax-exempt interest they may receive will not be tax-exempt.
Mortgage-Backed Securities
     General Characteristics. Each Fund (other than the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity and Structured International Equity Funds) may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.
     The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in mortgage-backed securities, its Investment Adviser may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.
     Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other collateralized mortgage obligations and stripped mortgage-backed securities. A Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.
     A Fund’s investments in mortgage-backed securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac have the ability to borrow from the U.S. Treasury, and as a result, they are generally viewed by the market as high quality securities with low credit risks. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac that issue guaranteed mortgage-backed securities. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and a Fund’s liquidity and value.
     There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
     Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA Loans”), or guaranteed by the Veterans Administration (“VA Loans”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount. The National Housing Act provided that the full faith and credit of the United States is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.
     Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Generally, Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. Each Pool consists of residential mortgage loans (“Mortgage Loans”) either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration (“FHA”) or guaranteed by the Veterans Administration (“VA”). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.
     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.
     Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.
     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder an ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.
     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
     Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
     Mortgage Pass-Through Securities. To the extent consistent with its investment policies, each Fund (other than the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity and Structured International Equity Funds) may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”); that is, fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate holders in a mortgage loan, the seller or servicer may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.
     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.
     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.
     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will generally be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.
     Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.
     Credit Enhancement. Mortgage pools created by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments, mortgage pass-throughs may contain elements of credit support. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.
     Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans may have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.
     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.
     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.
     Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.
     Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.
     Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. A Fund may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. Government agencies, instrumentalities and sponsored enterprises such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.
     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.
     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. Freddie Mac also guarantees timely payment of principal of certain PCs.
     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the “Mortgage Assets”). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.
     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.
     Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.
     Stripped Mortgage-Backed Securities. The Balanced Fund may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or non-governmental originators. Certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund’s limitation on investments in illiquid securities. The Investment Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.
Inverse Floating Rate Securities
     The Balanced Fund may invest in leveraged inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Fund’s 15% limitation on investments in such securities.
Asset-Backed Securities
     Each Fund (except the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity and Structured International Equity Funds) may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.
     Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.
     Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities.
Loan Participations
     The Balanced Fund may invest in loan participations. Such loans must be to issuers in whose obligations Balanced Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.
     Participation interests acquired by the Balanced Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Balanced Fund acts as co-lender in connection with a participation interest or when the Balanced Fund acquires certain participation interests, the Balanced Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Balanced Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Balanced Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the Balanced Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Balanced Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and loan participations purchased by the Balanced Fund will normally be regarded as illiquid.
     For purposes of certain investment limitations pertaining to diversification of the Balanced Fund’s portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the Balanced Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Balanced Fund and the borrower will be deemed issuers of a loan participation.
Futures Contracts and Options on Futures Contracts
     Each Fund may purchase and sell futures contracts and may also purchase and write call and put options on futures contracts. The Structured Large Cap Value, Structured Large Cap Growth and Structured Small Cap Equity Funds may only enter into such transactions with respect to a representative index. The Structured U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index. The other Funds may purchase and sell futures contracts based on various securities, securities indices, foreign currencies and other financial instruments and indices. Each Fund may engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.
     Futures contracts entered into by a Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the “CFTC”) or with respect to certain funds, on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC, or on foreign exchanges.
     Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, those persons may not have the protection of the United States securities laws.
     Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
     When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Fund (other than the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth and Structured Small Cap Equity Funds) can purchase and sell futures contracts on a specified currency in order to seek to increase total return or to protect against changes in currency exchange rates. For example, each Fund (other than the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth and Structured Small Cap Equity Funds) can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire. As another example, certain Funds may enter into futures transactions to seek a closer correlation between a Fund’s overall currency exposures and the currency exposures of a Fund’s performance benchmark. The Balanced Fund may also use futures contracts to manage the term structure and duration of its fixed-income securities holdings in accordance with that Fund’s investment objective and policies.
     Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a Fund will usually liquidate futures contracts on securities or currency in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or (other than the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth and Structured Small Cap Equity Funds) foreign currency rates that would adversely affect the dollar value of such Fund’s portfolio securities. Similarly, each Fund (other than the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth and Structured Small Cap Equity Funds) may sell futures contracts on a currency in which its portfolio securities are quoted or denominated, or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the applicable Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of a hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Investment Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.
     On other occasions, a Fund may take a “long” position by purchasing such futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.
     Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.
     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
     Other Considerations. A Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualification as a regulated investment company for federal income tax purposes. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Fund to segregate cash or liquid assets. A Fund may cover its transactions in futures contracts and related options through the segregation of cash or liquid assets or by other means, in any manner permitted by applicable law.
     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between a Fund’s futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.
     Perfect correlation between a Fund’s futures positions and portfolio positions will be difficult to achieve, particularly where futures contracts based on individual equity or corporate fixed-income securities are currently not available. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of a Fund’s trading in futures depends upon the ability of the Investment Advisers to analyze correctly the futures markets.
Options on Securities and Securities Indices
     Writing Covered Options. Each Fund may write (sell) covered call and put options on any securities in which it may invest. The BRIC Fund may also, to the extent it invests in foreign securities, write (sell) put and call options on foreign currencies. A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised on or before the expiration date. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, a Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by a Fund as the seller of the call option. A Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Fund. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. A Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if, depending upon the type of put option, either (i) the option is exercised at any time on or before the expiration date or (ii) the option is exercised on the expiration date. All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
     In the case of a call option, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other instruments held by it. A call option is also covered if a Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference. A Fund may also cover options on securities by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the securities in the case of a call option. A put option is also covered if a Fund holds a put on the same instrument as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.
     A Fund may also write (sell) covered call and put options on any securities index comprised of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
     A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration which has been segregated by the Fund) upon conversion or exchange of other securities in its portfolio. A Fund may also cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option, or the exercise price in the case of a put option, or by owning offsetting options as described above.
     A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
     Purchasing Options. Each Fund may purchase put and call options on any securities in which it may invest or options on any securities index comprised of securities in which it may invest. A Fund may also, to the extent that it invests in foreign securities, purchase put and call options on foreign currencies. A Fund may also enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.
     A Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the call option.
     A Fund may purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
     A Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see “Writing Covered Options” above.
     Yield Curve Options. The Balanced Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
     The Balanced Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, the Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Balanced Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Investment Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.
     Yield curve options written by the Balanced Fund will be “covered.” A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of such Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and established trading markets for these options may not exist.
     Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
     There can be no assurance that higher trading activity, order flow or other unforeseen events might, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.
     A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.
     Transactions by each Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facility or are held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities or securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.
Real Estate Investment Trusts
     Each Fund may invest in shares of real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.
     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.
Warrants and Stock Purchase Rights
     Each Fund may invest in warrants or rights (in addition to those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. A Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Investment Adviser for investment by the Fund. The Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity and Structured International Equity Funds have no present intention of acquiring warrants or rights. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Foreign Securities
     Each Fund may invest in securities of foreign issuers. The Balanced, Growth and Income, Capital Growth, Strategic Growth, Small/Mid Cap Growth, Growth Opportunities and Concentrated Growth Funds may

invest in the aggregate up to 20%, 25%, 25%, 25%, 25%, 25% and 25%, respectively, of their total assets (not including securities lending collateral and any investment of that collateral) in foreign securities. The Mid Cap Value, Small Cap Value and Large Cap Value Funds may invest in the aggregate up to 25% of their respective net assets plus any borrowings (measured at the time of purchase) in foreign securities. The Structured International Equity, Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity and BRIC Funds will invest primarily in foreign securities under normal circumstances. With respect to the Structured U.S. Equity, Structured Large Cap Growth, Structured Large Cap Value and Structured Small Cap Equity Funds, equity securities of foreign issuers must be traded in the United States.
     Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the applicable Investment Adviser, to offer the opportunity for potential long-term growth of capital and income, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to take advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.
     Investing in foreign securities involves certain special risks, including those discussed in the Funds’ Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, a Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Balanced, Growth and Income, Structured International Equity, Capital Growth, Strategic Growth, Small/Mid Cap Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, Concentrated International Equity, Japanese Equity, International Small Cap, Asia Equity, Emerging Markets Equity, BRIC and Concentrated Growth Funds may be subject to currency exposure independent of their securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk.
     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.
     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States.
     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund’s assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, political or social instability, or diplomatic developments which could adversely affect a Fund’s investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
     The BRIC Fund may invest in markets where custodial and/or settlement systems are not fully developed. The assets of the Fund that are traded in such markets and which have been entrusted to such sub-custodians may be exposed to risk in circumstances where the sub-custodian will have no liability.
     Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and (except for Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth and Structured Small Cap Equity Funds) may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”).
     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.
     To the extent a Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.

     As described more fully below, each Fund (except the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth and Structured Small Cap Equity Funds) may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See “Investing in Emerging Markets, including Asia and Eastern Europe,” below.
     Investing in Emerging Countries, including Asia, Eastern Europe, Brazil, Russia, India and China. The Structured International Equity, Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity and BRIC Funds are intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of foreign issuers, including emerging country issuers, as well as the risks associated with investments quoted or denominated in foreign currencies. The Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities, Small/Mid Cap Growth, Mid Cap Value, Small Cap Value and Concentrated Growth Funds may invest, to a lesser extent, in equity and equity-related securities of foreign issuers, including emerging country issuers.
     The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.
     Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
     With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Funds. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.
     Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.
     Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.
     Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds’ assets. A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.
     Certain Funds may seek investment opportunities within former “east bloc” countries in Eastern Europe. The BRIC Fund will also seek investment opportunities within China and Russia. Most of these countries had a centrally planned, socialist economy for a substantial period of time. The governments of many of these countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in China, Russia and many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of these countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of these countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.
     The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.
     A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxation.”
     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.
     Investing in Japan. The Japanese Equity Fund invests primarily in Japanese companies. Japan’s economy grew substantially after World War II. The boom in Japan’s equity and property markets during the expansion of the late 1980’s supported high rates of investment and consumer spending on durable goods, but both of these components of demand subsequently retreated sharply following a decline in asset prices. More recently, Japan’s economic growth has been substantially below the levels of earlier decades. The banking sector has continued to suffer from non-performing loans and the economy generally has been subject to deflationary pressures. Many Japanese banks have required public funds to avert insolvency, and large amounts of bad debt have prevented banks from expanding their loan portfolios despite low discount rates. In 2003, Japan’s Financial Services Agency established the Industrial Revitalization Corporation Japan (“IRCJ”) to assist in cleaning up the non-performing loans of the Japanese banking sector. The IRCJ is modeled after the Resolution Trust Corporation, which was created in the United States to address the savings and loans crisis, and is scheduled to complete its work and be dissolved in 2008. However, several banks paid back all their public money ion 2006. Recent economic performance has shown improvements with positive growth in gross domestic product in 2004 and 2005 and a reduction in non-performing loans since 2002.
     Like many European countries, Japan is experiencing a deterioration of its competitiveness. Factors contributing to this include high wages, a generous pension and universal health care system, an aging populace and structural rigidities. Japan is reforming its political process and deregulating its economy to address this situation. Among other things, the Japanese labor market is moving from a system of lifetime company employment in response to the need for increased labor mobility, and corporate governance systems are being introduced to new accounting rules, decision-making mechanisms and managerial incentives. Internal conflict over the proper way to reform the financial system will continue as Japan Post’s banking, insurance and delivery service undergoes privatization between 2007 and 2017. Japan’s huge government debt which currently totals 170% of GDP is also a major long-run problem.

     The conservative Liberal Democratic Party has been in power since 1955, except for a short-lived coalition government formed from opposition parties in 1993 following the economic crisis of 1990-1992. Former Prime Minister Junichiro Koizumi focused on stabilizing the Japanese banking system to allow for sustained economic recovery. It is too soon to know where current Prime Minister Shinzo Abe, elected in September 2006, will focus. However, he has placed reformers on the Council of Economic and Fiscal Policy and indicated an interest in foreign policy. Future political developments may lead to changes in policy that might adversely affect a Fund’s investments.
     Japan’s heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures as well as the economic condition of its trading partners. While Japan subsidizes its agricultural industry, only approximately 12% of its land is suitable for cultivation and the country must import 60% of its requirements for grains (other than rice) and fodder crops. In addition, its export industry, its most important economic sector, depends on imported raw materials and fuels, including iron ore, copper, oil and many forest products. As a result, Japan is sensitive to fluctuations in commodity prices. Japan’s high volume of exports, such as automobiles, machine tools and semiconductors, have caused trade tensions, particularly with the United States. Some trade agreements, however, have been implemented to reduce these tensions and members of the Council on Economic and Fiscal Policy have indicated an interest in seeking more free trade agreements. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan’s economy. A substantial rise in world oil or commodity prices could also have a negative effect. The Japanese yen has fluctuated widely during recent periods. A weak yen is disadvantageous to U.S. shareholders investing in yen-denominated securities. A strong yen, however, could be an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Because the Japanese economy is so dependent on exports, any fall-off in exports may be seen as a sign of economic weakness, which may adversely affect the market.
     Reporting, accounting, and auditing practices for the Japanese market are similar to those in the United States, for the most part, with certain exceptions. In particular, the Japanese government does not require companies to provide the same depth and frequency of disclosure required by U.S. law.
     Geologically, Japan is located in a volatile area of the world, and has historically been vulnerable to earthquakes, volcanoes and other natural disasters. As demonstrated by the Kobe earthquake in January of 1995, in which 5,000 people were killed and billions of dollars of damage was sustained, these natural disasters can be significant enough to affect the country’s economy.
     Investing in Brazil. In addition to the risks listed above under “Foreign Securities” and “Investing in Emerging Countries, including Brazil, Russia, India and China,” investing in Brazil presents additional risks.
     The Brazilian government has exercised and continues to exercise substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages.
     Brazilian law imposes certain limitations and controls which generally affect foreign investors in Brazil. Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Brazilian securities. Under current Brazilian law, whenever there occurs a serious imbalance in Brazil’s balance of payments or serious reasons to foresee the imminence of such an imbalance, the Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors, may limit the Fund’s ability to make sufficient distributions, within applicable time periods, to qualify for the favorable U.S. tax treatment afforded to regulated investment companies.
     The Fund is unable to predict whether further economic reforms or modifications to the existing policies by the Brazilian government may adversely affect the liquidity of the Brazilian stock market in the future.
     Investing in Russia. In addition to the risks listed above under “Foreign Securities” and “Investing in Emerging Countries, including Brazil, Russia, India and China,” investing in Russia presents additional risks.
     Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries.
     Over the past century, Russia has experienced political, social and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have floundered as the proceeds of International Monetary Fund and other economic assistance have been squandered or stolen. In this environment, there is always the risk that the nation’s government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union.
     Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
     Many of Russia’s businesses have failed to mobilize the available factors of production because the country’s privatization program virtually ensured the predominance of the old management teams that are largely non-market-oriented in their management approach. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws.
     Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards that apply to U.S. companies, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Stocks of Russian companies also may experience greater price volatility than stocks of U.S. companies.
     Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the Act) is defined according to entries in the company’s share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the Fund to lose its registration through fraud, negligence, or even mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause the Fund to incur losses due to a counterparty’s failure to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. The Fund also may experience difficulty in obtaining and/or enforcing judgments in Russia.
     The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.
     Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In a surprise move in August 1998, Russia devalued the ruble, defaulted on short-term domestic bonds, and imposed a moratorium on the repayment of its international debt and the restructuring of the repayment terms. These actions have negatively affected Russian borrowers’ ability to access international capital markets and have had a damaging impact on the Russian economy. In light of these and other government actions, foreign investors face the possibility of further devaluations. In addition, there is the risk the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.
     Investing in India. In addition to the risks listed above under “Foreign Securities” and “Investing in Emerging Countries, including Brazil, Russia, India and China,” investing in India presents additional risks.
     Securities of many issuers in the Indian market may be less liquid and more volatile than securities of comparable domestic issuers, but may offer the potential for higher returns over the long term. The securities held by the Fund will generally be denominated in foreign currency, mainly the rupee. Accordingly, the value of the Fund will fluctuate depending on the rate of exchange between the U.S. dollar and the foreign currency. India has less developed clearance and settlement procedures, and there have been times when settlements have been unable to keep pace with the volume of securities and have been significantly delayed. The Indian stock exchanges have in the past been subject to repeated closure and there can be no certainty that this will not recur. In addition, significant delays are common in registering transfers of securities and the Fund may be unable to sell securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.
     The value of the Fund’s investments in Indian securities may also be affected by political and economic developments, social, religious or regional tensions, changes in government regulation and government intervention, high rates of inflation or interest rates and withholding tax affecting India. The risk of loss may also be increased because there may be less information available about Indian issuers since they are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in North America. There is also a lower level of regulation and monitoring of the Indian securities market and its participants than in other more developed markets.
     Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In India, “Foreign Institutional Investors” (“FIIs”) may predominately invest in exchange-traded securities (and securities to be listed, or those approved on the over-the-counter exchange of India) subject to the conditions specified in the guidelines for Direct Foreign Investment by FIIs in India (the “Guidelines”), published in a Press Note dated September 14, 1992, issued by the Government of India, Ministry of Finance, Investment Division. FIIs have to apply for registration to the Securities and Exchange Board of India (“SEBI”) and to the Reserve Bank of India for permission to trade in Indian securities. The Guidelines require SEBI to take into account the track record of the FII, its professional competence, financial soundness, experience and other relevant criteria. SEBI must also be satisfied that suitable custodial arrangements are in place for the Indian securities. Goldman Sachs Asset Management (“GSAM”) is a registered FII and the inclusion of the Fund in GSAM’s registration was approved by SEBI. FIIs are required to observe certain investment restrictions, including an account ownership ceiling of 5% of the total issued share capital of any one company. In addition, the shareholdings of all registered FIIs, together with the shareholdings of non-resident Indian individuals and foreign bodies corporate substantially owned by non-resident Indians, may not exceed 40% of the issued share capital of any one company (subject to that company’s approval). Only registered FIIs and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. Income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes.
     There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for the Fund to implement its investment objective or repatriate its income, gains and initial capital from these countries. Similar risks and considerations will be applicable to the extent the Fund invests in other countries.
     A tax of 10% plus surcharges is currently imposed on gains from sales of equities held not more than one year and sold on a recognized stock exchange in India. There is no tax on gains from sales of equities held for more than one year and sold on a recognized stock exchange in India. Gains from sales of equity securities in other cases are taxed at a rate of 30% plus surcharges (for securities held not more than one year) and 10% (for securities held for more than one year).
     The tax rate on gains from sales of listed debt securities is currently 10% plus surcharges if the securities have been held more than one year and 30% plus surcharges if the securities have been held not more than one year. Securities transaction tax applies for specified transactions at specified rates. India imposes a tax on interest on securities at a rate of 20% plus surcharges. This tax is imposed on the investor. India imposes a tax on dividends paid by an Indian company at a rate of 12.5% plus surcharges. This tax is imposed on the company which pays the dividends.
     A high proportion of the shares of many issuers in India may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. Similarly, volume and liquidity in the bond markets in India are less than in the United States and, at times, price volatility can be greater than in the United States. The limited liquidity of securities markets in India may also affect the ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, India’s securities markets are susceptible to being influenced by large investors trading significant blocks of securities.
     India’s stock market is undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industry in India is comparatively underdeveloped. Stockbrokers and other intermediaries in India may not perform as well as their counterparts in the United States and other more developed securities markets.
     Political and economic structures in India are undergoing significant evolution and rapid development, and may lack the social, political and economic stability characteristic of the United States. The risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in India and the availability of additional investments. The laws in India relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts in India than it is in the United States. Monsoons and natural disasters also can affect the value of investments.
     The Investment Adviser will take into account the effects on returns of local taxation. India may require withholding on dividends paid on portfolio securities and on realized capital gains. In the past, these taxes have sometimes been substantial. There can be no assurance that repatriation of the Fund’s income, gains or initial capital from India can occur.
     India’s guidelines under which foreign investors, such as the Fund, may invest directly in Indian securities are new and evolving. There is no guarantee that the guidelines under which the Fund has been established will not be changed.
     Investing in China. In addition to the risks listed above under “Foreign Securities” and “Investing in Emerging Countries, including Brazil, Russia, India and China,” investing in China presents additional risks.
     Investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (n) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (s) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations.
     Investment in China is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.
     Forward Foreign Currency Exchange Contracts. The Growth and Income, Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, Capital Growth, Strategic Growth, Growth Opportunities, Small/Mid Cap Growth, Mid Cap Value, Small Cap Value, Large Cap Value and Concentrated Growth Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. The Balanced, Structured International Equity, Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity and BRIC Funds may enter into forward foreign currency exchange contracts for hedging purposes, to seek to protect against anticipated changes in future foreign currency exchange rates and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.
     A Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.
     Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of such Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange, which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund’s foreign assets.
     Each Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between a Fund’s overall currency exposures and the currency exposures of a Fund’s performance benchmark.
     The Balanced, Small/Mid Cap Growth, Structured International Equity, Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Equity Funds may also enter into forward contracts to seek to increase total return. Unless otherwise covered in accordance with applicable regulations, cash or liquid assets of a Fund will be segregated in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the segregated assets declines, additional cash or liquid assets will be segregated so that the value of the assets will equal the amount of a Fund’s commitments with respect to such contracts.
     While a Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
     Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
     Writing and Purchasing Currency Call and Put Options. A Fund may, to the extent that it invests in foreign securities, write and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when a Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter.
     Options on currency may also be used for cross-hedging purposes, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation, or to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund’s portfolio.
     A call option written by a Fund obligates a Fund to sell a specified currency to the holder of the option at a specified price if the option is exercised before the expiration date. A put option written by a Fund would obligate a Fund to purchase a specified currency from the option holder at a specified price if the option is exercised before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value. Written put and call options on foreign currencies may be covered in a manner similar to written put and call options on securities and securities indices described under “Writing Covered Options” above.

     A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as “closing purchase transactions.” A Fund may enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.
     A Fund may purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by a Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.
     A Fund may purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated (“protective puts”). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the dollar value of a Fund’s portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.
     As noted, in addition to using options for the hedging purposes described above, the Funds may use options on currency to seek to increase total return. The Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.
     Special Risks Associated with Options on Currency. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency), or dispose of the segregated assets, until the option expires or it delivers the underlying currency upon exercise.
     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.
     A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.
     The amount of the premiums, which a Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.
Currency Swaps, Mortgage Swaps, Credit Swaps, Total Return Swaps, Options on Swaps, Index Swaps and Interest Rate Swaps, Caps, Floors and Collars
     The Balanced, Small/Mid Cap Growth, Structured International Equity, Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity and BRIC Funds may enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, the Balanced Fund may enter into mortgage, credit, total return, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. The Balanced Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
     A great deal of flexibility is possible in the way swap transactions are structured. However, generally a Fund will enter into interest rate, total return, credit, mortgage and index swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit, index and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit, index and mortgage swaps is normally limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, total return, credit, index or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the Fund’s exposure in a transaction involving a swap, a swaption or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets or otherwise, the Funds and the Investment Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.
     A Fund will not enter into transactions involving swaps, caps, floors or collars unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser.
     The use of swaps, swaptions and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Investment Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The Investment Advisers, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Funds’ transactions in swaps, swaptions, caps, floors and collars.
Convertible Securities
     Each Fund may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.
     The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.
     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.
     In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. Convertible debt securities are equity investments for purposes of each Fund’s investment policies.
Preferred Securities
     Each Fund may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.
Equity Swaps
     Each Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

     A Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Funds’ exposure, the Funds and their Investment Advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.
     A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. A Fund’s ability to enter into certain swap transactions may be limited by tax considerations.
Lending of Portfolio Securities
     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers (including Goldman Sachs), and are required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities maintained on a current basis at an amount, marked to market daily, at least equal to the market value of the securities loaned. Cash received as collateral for securities lending transactions may be invested in short-term investments. Investing the collateral subjects it to market depreciation or appreciation, and a Fund is responsible for any loss that may result from its investment of the borrowed collateral. A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral. A Fund will not have the right to vote any securities having voting rights during the existence of the loan, but a Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral and loaned securities should the borrower of the securities fail financially. However, the loans will be made only to firms deemed to be of good standing, and when the consideration which can be earned currently from securities loans of this type is deemed to justify the attendant risk. In determining whether to lend securities to a particular borrower, and during the period of the loan, the creditworthiness of the borrower will be considered and monitored. It is intended that the value of securities loaned by a Fund will not exceed one-third of the value of a Fund’s total assets (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations stated elsewhere in this Additional Statement or the Prospectuses regarding investing in fixed-income securities and cash equivalents.
     The Funds’ Board of Trustees has approved each Fund’s participation in a securities lending program and adopted policies and procedures relating thereto. Under the securities lending program, the Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for the Funds. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of cash received as collateral for the loaned securities. In addition, the Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions. The lending agent may, on behalf of the Funds, invest cash collateral received by the

Funds for securities loans in, among other things, other registered or unregistered funds. These funds include private investing funds or money market funds that are managed by the Investment Adviser or its affiliates for the purpose of investing cash collateral generated from securities lending activities, and which pay the Investment Adviser or its affiliates for their services. The Funds’ Board of Trustees will periodically review securities loan transactions for which the Goldman Sachs affiliate has acted as lending agent for compliance with a Fund’s securities lending procedures. Goldman Sachs also has been approved as a borrower under the Funds’ securities lending program, subject to certain conditions.
When-Issued Securities and Forward Commitments
     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund’s duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Fund is generally required to segregate, until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.
Investment in Unseasoned Companies
     Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.
Private Investments in Public Equity
     Certain Funds may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPES”). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Fund cannot freely trade the securities. Generally such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
Other Investment Companies
     A Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies (including exchange-traded funds such as Standard & Poor’s Depositary Receipts in (“SPDRs”) and iSharessm, as defined below) but may neither invest more than 5% of its total assets in the securities of any one investment company nor acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which an Investment Adviser or any of its affiliates serves as investment adviser, administrator and/or distributor. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees (and other expenses) paid by the Fund. However, to the extent that the Fund invests in a money market fund for which an Investment Adviser or any of its affiliates acts as Investment Adviser, the management fees payable by the Fund to an Investment Adviser will, to the extent required by the SEC, be reduced by an amount equal to the Fund’s proportionate share of the management fees paid by such money market fund to its Investment Adviser. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.
     Exchange-traded funds are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) National Market System. SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on a stock exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500”). SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500. The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (i) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the S&P 500, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (iii) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the S&P 500 and the net asset value of a Portfolio Deposit.
     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.
     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.
     Each Fund (other than the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth and Structured Small Cap Equity Funds) may also purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions. Each Fund may, subject to the limitations stated above, invest in iSharessm and similar securities that invest in securities included in specified indices, including the MSCI® indices for various countries and regions. iSharessm are listed on a stock exchange and were initially offered to the public in 1996. The market prices of iSharessm are expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of iSharessm on the exchange on which the iSharessm are listed. However, iSharessm have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iSharessm for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of a stock exchange necessary to maintain the listing of iSharessm will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iSharessm should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iSharessm as part of its investment strategy.
Repurchase Agreements
     Each Fund may enter into repurchase agreements with banks, brokers and securities dealers which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The Structured International Equity, Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity, BRIC and Balanced Funds may also enter into repurchase agreements involving certain foreign government securities. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by a Fund’s custodian (or subcustodian). The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.
     For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.
     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.
     The Funds, together with other registered investment companies having advisory agreements with the Investment Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Reverse Repurchase Agreements
     The Balanced Fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Fund’s outstanding shares.
     When the Balanced Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high-grade debt securities that have a value equal to or greater than the repurchase price. The account is thereafter monitored to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.
Short Sales
     The Funds (other than the Structured Equity Funds and BRIC Funds) may engage in short sales against the box. In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises.
     If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

Mortgage Dollar Rolls
     When the Balanced Fund enters into a mortgage dollar roll, it will segregate cash or liquid assets in an amount equal to the forward purchase price until the settlement date.
Non-Diversified Status
     Since each of the Concentrated Growth and BRIC Funds is “non-diversified” under the Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, the Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer. With respect to the remaining 50% of the Fund’s total assets, (i) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code. These tests do not apply to United States Government Securities and regulated investment companies.
Portfolio Turnover
     Each Fund may engage in active short-term trading to benefit from price disparities among different issues of securities or among the markets for equity securities, or for other reasons. It is anticipated that the portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate.
INVESTMENT RESTRICTIONS
     The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed with respect to a Fund without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of each Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, a “majority of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (ii) more than 50% of the shares of the Trust or a Fund.
     For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Funds’ fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

     As a matter of fundamental policy, a Fund may not:

(1)	Make any investment inconsistent with the Fund’s classification as a diversified company under the Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act.

(2)	Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

(3)	Borrow money, except (a) each Fund (other than the Concentrated Growth Fund, Small/Mid Cap Growth Fund and BRIC Fund) may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Concentrated Growth Fund, Small/Mid Cap Growth Fund and BRIC Fund, to the extent permitted by applicable law, may borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (c) each Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (d) each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (e) each Fund may purchase securities on margin to the extent permitted by applicable law and (f) each Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

(4)	Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities as permitted by applicable law, and (d) (Concentrated Growth Fund, Small/Mid Cap Growth Fund and BRIC Fund only) loans to affiliates of the Concentrated Growth Fund, Small/Mid Cap Growth Fund and BRIC Fund to the extent permitted by law.

(5)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

(6)	Purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

(7)	Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(8)	Issue senior securities to the extent such issuance would violate applicable law.
     Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objective, restrictions and policies as the Fund.

     In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders. Again, for purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities by the Fund.
     A Fund may not:
(a)	Invest in companies for the purpose of exercising control or management.

(b)	Invest more than 15% of the Fund’s net assets in illiquid investments including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”).

(c)	Purchase additional securities if the Fund’s borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

(d)	Make short sales of securities, except that a Fund may make short sales against the box.

TRUSTEES AND OFFICERS
     The business and affairs of the Funds are managed under the direction of the Board of Trustees subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise each Fund’s daily business operations.
     Trustees of the Trust
     Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

Independent Trustees
Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
Ashok N. Bakhru Age: 64	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994–March 1996 and November 1998–Present); Executive Vice President – Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996–November 1998); Director of Arkwright Mutual Insurance Company (1984–1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors–III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees – Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

John P. Coblentz, Jr. Age: 65	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975 – May 2003). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Independent Trustees
				Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
Patrick T. Harker Age: 47	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997–August 2000). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Mary P. McPherson Age: 71	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986–1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and, Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for not-for-profit institutions) (since 2005).

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Wilma J. Smelcer Age: 57	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Lawson Products Inc. (distributor of industrial products).

Independent Trustees
Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
Richard P. Strubel Age: 67	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990–1999). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees
Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
*Alan A. Shuch Age: 56	Trustee	Since 1990	Advisory Director – GSAM (May 1999-Present); Consultant to GSAM (December 1994 – May 1999); and Limited Partner, Goldman Sachs (December 1994 - May 1999). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

*Kaysie P. Uniacke Age: 45	Trustee	Since 2001	Managing Director, Goldman Sachs (1997-Present).	77	None
&
President	Since 2002	Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

President – Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (1997 – 2002) ( registered investment companies).

Trustee – Gettysburg College.

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.

[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.

[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2006, the Trust consisted of 65 portfolios, including the Funds described in this Additional Statement, and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios.

[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Officers of the Trust
     Information pertaining to the officers of the Trust is set forth below.
Officers of the Trust

Position(s)
	Held	Term of Office
Name, Age	With the	and Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years
Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 45	President & Trustee	Since 2002 Since 2001	Managing Director, Goldman Sachs (1997-Present).

Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (1997–2002) (registered investment companies).

Trustee – Gettysburg College.

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 41	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003 – Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Philip V. Giuca, Jr. 32 Old Slip New York, NY 10005 Age: 44	Assistant Treasurer	Since 1997	Vice President, Goldman Sachs (May 1992-Present). Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter Fortner 32 Old Slip New York, NY 10005 Age: 48	Assistant Treasurer	Since 2000	Vice President, Goldman Sachs (July 2000-Present); Associate, Prudential Insurance Company of America (November 1985–June 2000); and Assistant Treasurer, certain closed-end funds administered by Prudential (1999 and 2000).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Kenneth G. Curran 32 Old Slip New York, NY 10005 Age: 42	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (November 1998-Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995–October 1998).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Officers of the Trust

Position(s)
	Held	Term of Office
Name, Age	With the	and Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years
Charles Rizzo 32 Old Slip New York, NY 10005 Age: 48	Assistant Treasurer	Since 2005	Vice President, Goldman Sachs (August 2005–Present); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (April 2003–June 2005); Director, Tax and Financial Reporting, Deutsche Asset Management (August 2002–April 2003); Vice President and Treasurer, Deutsche Global Fund Services (August 1999–August 2002).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 46	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999– Present); and Vice President of GSAM (April 1997–December 1999). Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Jesse Cole 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 43	Vice President	Since 1998	Managing Director, Goldman Sachs (December 2006– Present); Vice President, GSAM (June 1998-Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996–June 1998).

Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Kerry K. Daniels 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 43	Vice President	Since 2000	Manager, Financial Control – Shareholder Services, Goldman Sachs (1986-Present). Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

James McNamara 32 Old Slip New York, NY 10005 Age: 44	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998).

Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee –– Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004).

Officers of the Trust

Position(s)
	Held	Term of Office
Name, Age	With the	and Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years
Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2003	Managing Director, Goldman Sachs (December 2006– Present); Associate General Counsel, Goldman Sachs (2002–Present); Vice President (1999-2006) and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Dave Fishman 32 Old Slip New York, NY 10005 Age: 42	Assistant Secretary	Since 2001	Managing Director, Goldman Sachs (December 2001–Present); and Vice President, Goldman Sachs (1997–December 2001).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Danny Burke 32 Old Slip New York, NY 10005 Age: 43	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (1987–Present). Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).
Elizabeth D. Anderson 32 Old Slip New York, NY 10005 Age: 37	Assistant Secretary	Since 1997	Managing Director, Goldman Sachs (December 2002 – Present); Vice President, Goldman Sachs (1997-December 2002) and Fund Manager, GSAM (April 1996–Present).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
Standing Board Committees
     The Board of Trustees has established seven standing committees in connection with their governance of the Funds – Audit, Governance and Nominating, Compliance, Valuation, Dividend, Schedule E and Contract Review.
     The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held four meetings during the fiscal year ended August 31, 2006.

     The Governance and Nominating Committee has been established to: (i) assist the Board of Trustees in matters involving mutual fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust or its investment adviser or distributor (as defined by the Act); and (iii) advise the Board of Trustees on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held three meetings during the fiscal year ended August 31, 2006. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds’ Prospectuses and should be directed to the attention of the Goldman Sachs Trust Governance and Nominating Committee.
     The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Funds; and (ii) insofar as they relate to services provided to the Funds, of the Funds’ investment advisers, distributor, administrator (if any), and transfer agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board of Trustees with respect to compliance matters. The Compliance Committee met four times during the fiscal year ended August 31, 2006. All of the Independent Trustees serve on the Compliance Committee.
     The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust’s Valuation Procedures. Mr. Shuch and Ms. Uniacke serve on the Valuation Committee. The Valuation Committee met twelve times during the fiscal year ended August 31, 2006.
     The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the committee, to declare dividends and capital gain distributions consistent with each Fund’s Prospectus. Currently, the sole member of the Trust’s Dividend Committee is Ms. Uniacke. During the fiscal year ended August 31, 2006, the Dividend Committee held two meetings with respect to the Funds included in this Additional Statement and six with respect to all of the Funds of the Trust (including the Funds included in this Additional Statement).
     The Schedule E Committee is authorized to address potential conflicts of interest regulated by the National Association of Securities Dealers, Inc. (“NASD”). The sole member of the Trust’s Schedule E Committee is Mr. Bakhru. The Schedule E Committee did not meet during the fiscal year ended August 31, 2006.
     The Contract Review Committee has been established for the purpose of overseeing the processes of the Board of Trustees for approving and monitoring the Funds’ investment management, distribution, transfer agency and other agreements with the Fund’s Investment Advisers and their affiliates. The Contract Review Committee is also responsible for overseeing the Board of Trustees processes for approving and reviewing the operation of the Funds’ distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the Act. The Contract Review Committee also provides appropriate assistance to the Board of Trustees in connection with the Board’s approval, oversight and review of the Funds’ other service providers including, without limitation, the Funds’ custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee met three times during the fiscal year ended August 31, 2006. All of the Independent Trustees serve on the Contract Review Committee.
Trustee Ownership of Fund Shares
     The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and other portfolios of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

Aggregate Dollar
Range of Equity
Securities in All
Portfolios in Fund
	Dollar Range of	Complex Overseen By
Name of Trustee	Equity Securities in the Funds[1]	Trustee[2]
Ashok N. Bakhru	Capital Growth: Over $100,000	Over $100,000
Structured U.S. Equity: Over $100,000
Mid Cap Value: Over $100,000

John P. Coblentz, Jr.	Growth Opportunities: $50,001 - $100,000	Over $100,000
Mid Cap Value: Over $100,000
Small Cap Value: $50,001 - $100,000
Emerging Markets Equity: $10,001 - $50,000

Patrick T. Harker	Capital Growth: $50,001 - $100,000	Over $100,000
Mid Cap Value: $10,001 - $50,000
Small Cap Value: $10,001 - $50,000
Concentrated International Equity: $10,001 - $50,000

Mary P. McPherson	Capital Growth: $50,001 - $100,000	Over $100,000
Mid Cap Value: $50,001 - $100,000
Small Cap Value: Over $100,000
Growth and Income: $1 - $10,000
Concentrated International Equity: $10,001 - $50,000

Alan A. Shuch	Capital Growth: Over $100,000	Over $100,000
Mid Cap Value: Over $100,000

Richard P. Strubel	Small/Mid Cap Growth: Over $100,000
	Mid Cap Value: Over $100,000	Over $100,000

Wilma J. Smelcer	Capital Growth: Over $100,000	Over $100,000

Kaysie P. Uniacke	Strategic Growth: Over $100,000	Over $100,000
Large Cap Value: Over $100,000
Mid Cap Value: Over $100,000

[1]	Includes the value of shares beneficially owned by each Trustee in each Fund described in this Additional Statement as of December 31, 2005.

[2]	Includes Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2005, Goldman Sachs Trust consisted of 61 portfolios and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios.
     As of December 14, 2006 the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.
Board Compensation
     The Trust pays each Independent Trustee an annual fee for his or her services as a Trustee of the Trust, plus an additional fee for each regular and special telephonic Board meeting, Governance and Nominating Committee meeting, Compliance Committee meeting, Contract Review Committee meeting and Audit Committee meeting attended by such Trustee. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. The Trust may also pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.
     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended August 31, 2006:
Trustee Compensation

	Fund
			Structured		Structured	Structured
		Growth and	Large Cap	Structured	Large Cap	Small Cap
Name of Trustee	Balanced	Income	Value	U.S.Equity	Growth	Equity
Ashok N. Bakhru[1]	$3,669	$3,669	$3,669	$3,669	$3,669	$3,669
John P. Coblentz, Jr.	2,546	2,546	2,546	2,546	2,546	2,546
Patrick T. Harker	2,499	2,499	2,499	2,499	2,499	2,499
Mary P. McPherson	2,546	2,546	2,546	2,546	2,546	2,546
Alan A. Shuch	—	—	—	—	—	—
Wilma J. Smelcer	2,546	2,546	2,546	2,546	2,546	2,546
Richard P. Strubel	2,546	2,546	2,546	2,546	2,546	2,546
Kaysie P. Uniacke	—	—	—	—	—	—
Trustee Compensation

	Fund
	Structured
	International	Capital	Strategic	Growth	Small/Mid	Mid Cap
Name of Trustee	Equity	Growth	Growth	Opportunities	Cap Growth	Value
Ashok N. Bakhru[1]	$3,669	$3,669	$3,669	$3,669	$2,693	$3,669
John P. Coblentz, Jr.	2,546	2,546	2,546	2,546	1,847	2,546
Patrick T. Harker	2,499	2,499	2,499	2,499	1,777	2,499
Mary P. McPherson	2,546	2,546	2,546	2,546	1,847	2,546
Alan A. Shuch	—	—	—	—	—	—
Wilma J. Smelcer	2,546	2,546	2,546	2,546	1,847	2,546
Richard P. Strubel	2,546	2,546	2,546	2,546	1,847	2,546
Kaysie P. Uniacke	—	—	—	—	—	—

Trustee Compensation

	Fund
			Concentrated
	Small Cap	Large Cap	International	Japanese	International
Name of Trustee	Value	Value	Equity	Equity	Small Cap
Ashok N. Bakhru[1]	$3,669	$3,669	$3,669	$3,669	$3,669
John P. Coblentz, Jr.	2,546	2,546	2,546	2,546	2,546
Patrick T. Harker	2,499	2,499	2,499	2,499	2,499
Mary P. McPherson	2,546	2,546	2,546	2,546	2,546
Alan A. Shuch	—	—	—	—	—
2,546	2,546	2,546	2,546	2,546	2,546
Richard P. Strubel	2,546	2,546	2,546	2,546	2,546
Kaysie P. Uniacke	—	—	—	—	—
Trustee Compensation

	Fund
	Emerging
Name of Trustee	Markets Equity	Asia Equity	BRIC	Concentrated Growth
Ashok N. Bakhru[1]	$3,669	$3,669	—	$3,669
John P. Coblentz, Jr.	2,546	2,546	—	2,546
Patrick T. Harker	2,499	2,499	—	2,499
Mary P. McPherson	2,546	2,546	—	2,546
Alan A. Shuch	—	—	—	—
Wilma J. Smelcer	2,546	2,546	—	2,546
Richard P. Strubel	2,546	2,546	—	2,546
Kaysie P. Uniacke	—	—	—	—

Trustee Compensation

	Aggregate	Pension or Retirement	Total Compensation
	Compensation	Benefits Accrued as Part	From Fund Complex
Name of Trustee	from the Funds	of the Trust’s Expenses	(including the Funds)[2]
Ashok N. Bakhru[1]	$79,747	—	$255,400
John P. Coblentz, Jr.	55,305	—	177,000
Patrick T. Harker	54,250	—	169,000
Mary P. McPherson	55,306	—	177,000
Alan A. Shuch	—	—	—
Wilma J. Smelcer	55,305	—	177,000
Richard P. Strubel	55,306	—	177,000
Kaysie P. Uniacke	—	—	—

[1]	Includes compensation as Board Chairman.

[2]	The Fund Complex consists of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. Goldman Sachs Trust consisted of 64 portfolios and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios as of August 31, 2006.

Miscellaneous
     Class A Shares of the Funds may be sold at net asset value without payment of any sales charge to Goldman Sachs, its affiliates and their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals. These and the Funds’ other sales load waivers are due to the nature of the investors and/or the reduced sales effort and expense that are needed to obtain such investments.
     The Trust, its Investment Advisers and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds.
MANAGEMENT SERVICES
     As stated in the Funds’ Prospectuses, Goldman Sachs Asset Management, L.P. (“GSAM”) (formerly Goldman Sachs Funds Management, L.P.), 32 Old Slip, New York, New York 10005 serves as Investment Adviser to the Balanced, Growth and Income, Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity, Capital Growth, Strategic Growth, Growth Opportunities, Small/Mid Cap Growth, Mid Cap Value, Small Cap Value, Large Cap Value and Concentrated Growth Funds. GSAM is a subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman Sachs served as the investment adviser to the Balanced, Growth and Income, Structured Large Cap Value, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value and Concentrated Growth

Funds. In April 2003, GSAM assumed investment advisory responsibilities for those Funds. GSAMI, Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD, serves as Investment Adviser to the Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity and BRIC Funds. GSAMI is also an affiliate of Goldman Sachs. See “Service Providers” in the Funds’ Prospectuses for a description of the applicable Investment Adviser’s duties to the Funds.
     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with offices in countries throughout the world. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name “Goldman Sachs” or a derivative thereof as part of each Fund’s name for as long as each Fund’s Management Agreement is in effect.
     The Investment Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. The Global Investment Research Department covers approximately 1,800 securities, more than 50 economies and over 25 stock markets. The in depth information and analyses generated by Goldman Sachs’ research analysts are available to the Investment Advisers.
     In addition, many of Goldman Sachs’ economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the United States and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios. For example, Goldman Sachs’ options evaluation model analyzes a security’s term, coupon and call option, providing an overall analysis of the security’s value relative to its interest risk.
     In managing the Funds, the Investment Advisers have access to Goldman Sachs’ economics research. The Economics Research Department based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs’ international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Pensions and Investments, Forbes and Dalbar. These rankings acknowledge the achievements of the firm’s economists, strategists and equity analysts.

     In allocating assets among foreign countries and currencies for the Funds, the Investment Advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Investment Advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs’ research professionals to produce an optimal currency and asset allocation for the level of risk suitable for the Funds given its investment objectives and criteria.
     The Management Agreements provide that GSAM and GSAMI, in their capacity as Investment Advisers, may render similar services to others so long as the services under the Management Agreements are not impaired thereby. The Funds’ Management Agreements were approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”) on June 15, 2006. A discussion regarding the Trustees’ basis for approving the Management Agreements in 2006 is available in the Trust’s annual reports dated August 31, 2006.
     These arrangements were most recently approved by the shareholders of each Fund (other than Concentrated Growth, Large Cap Value, Strategic Growth, Growth Opportunities, Small/Mid Cap Growth, Structured Large Cap Value, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity, Emerging Markets Equity, Japanese Equity, International Small Cap and BRIC Funds) on April 21, 1997. The sole shareholder of the Small/Mid Cap Growth, Concentrated Growth, Large Cap Value, Strategic Growth, Growth Opportunities, Structured Large Cap Value, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity, Emerging Markets Equity, Japanese Equity, International Small Cap and BRIC Funds approved these arrangements on June 30, 2005, August 23, 2002, October 26, 1999, April 28, 1999, April 28, 1999, November 3, 1998, April 30, 1997, July 21, 1997, July 21, 1997, January 28, 1997, April 23, 1998, April 23, 1998 and June 27, 2006, respectively.
     Each Management Agreement will remain in effect until June 30, 2007 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of such Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.
     Each Management Agreement will terminate automatically if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the applicable Fund on 60 days’ written notice to the applicable Investment Adviser or by the Investment Adviser on 60 days’ written notice to the Trust.

     Pursuant to the Management Agreements the Investment Advisers are entitled to receive the fees set forth below, payable monthly based on such Fund’s average daily net assets.

		Actual Rate for the Fiscal
		Year Ended
Fund	Contractual Rate	August 31, 2006
GSAM
Balanced Fund	0.65% on the first $1 billion	0.65%
	0.59% over $1 billion up to $2 billion
	0.56% over $2 billion

Growth and Income Fund	0.70% on the first $1 billion	0.69%
	0.63% over $1 billion up to $2 billion
	0.60% over $2 billion

Structured Large Cap Value Fund	0.60% on the first $1 billion	0.60%
	0.54% over $1 billion up to $2 billion
	0.51% over $2 billion

Structured U.S. Equity Fund	0.65% on the first $1 billion	0.65%
	0.59% over $1 billion up to $2 billion
	0.56% over $2 billion

Structured Large Cap Growth Fund	0.65% on the first $1 billion	0.65%
	0.59% over $1 billion up to $2 billion
	0.56% over $2 billion

Structured Small Cap Equity Fund	0.85% on the first $2 billion	0.85%
	0.77% over $2 billion

Structured International Equity Fund	0.85% on the first $1 billion	0.82%
	0.77% over $1 billion up to $2 billion
	0.73% over $2 billion

Strategic Growth Fund	1.00% on the first $1 billion	1.00%
	0.90% over $1 billion up to $2 billion
	0.86% over $2 billion

Growth Opportunities Fund	1.00% on the first $2 billion
	0.90% over $2 billion	1.00%

Small/Mid Cap Growth Fund	1.00% on the first $2 billion	1.00%
	0.90% over $2 billion

Mid Cap Value Fund	0.75% on the first $2 billion	0.71%
	0.68% over $2 billion

Small Cap Value Fund	1.00% on the first $2 billion	1.00%
	0.90% over $2 billion

Large Cap Value Fund	0.75% on the first $1 billion	0.74%
	0.68% over $1 billion up to $2 billion
	0.65% over $2 billion

Concentrated Growth Fund	1.00% on the first $1 billion	1.00%
	0.90% over $1 billion up to $2 billion
	0.86% over $2 billion

		Actual Rate for the Fiscal
		Year Ended
Fund	Contractual Rate	August 31, 2006
Capital Growth Fund	1.00% on the first $1 billion	0.95%
	0.90% over $1 billion up to $2 billion
	0.80% over $2 billion

GSAMI
Concentrated International Equity Fund	1.00% on the first $1 billion	1.00%
	0.90% over $1 billion up to $2 billion
	0.86% over $2 billion

Japanese Equity Fund	1.00% on the first $1 billion	1.00%
	0.90% over $1 billion up to $2 billion
	0.86% over $2 billion

International Small Cap Fund	1.10% on the first $2 billion	1.10%
	0.99% over $2 billion

Emerging Markets Equity Fund	1.20% on the first $2 billion	1.20%
	1.08% over $2 billion

Asia Equity Fund	1.00% on the first $1 billion	1.00%
	0.90% over $1 billion up to $2 billion
	0.86% over $2 billion

BRIC Fund	1.30% on first $2 billion	1.27%
	1.17% over $2 billion
Additionally, as of the date of this Additional Statement, the Investment Adviser was voluntarily waiving a portion of its management fee equal to 0.10%, 0.09%, 0.14%, 0.14%, 0.04%, 0.01% and 0.03% based on the average daily net assets of the Balanced Fund, Structured Large Cap Value Fund, Structured U.S. Equity Fund, Structured Large Cap Growth Fund, Structured Small Cap Growth Fund, Structured International Equity Fund and BRIC Fund, respectively.
Prior to December 29, 2005, the contractual management fees for the Funds, except the Small/Mid Cap Growth Fund, Capital Growth Fund and BRIC Fund, were as follows:

Fund	Management Fee
GSAM
Balanced Fund	0.65%
Growth and Income Fund	0.70%
Structured Large Cap Value Fund	0.60%
Structured U.S. Equity Fund	0.65%
Structured Large Cap Growth Fund	0.65%
Structured Small Cap Equity Fund	0.85%

Fund	Management Fee
Structured International Equity Fund	0.85%
Strategic Growth Fund	1.00%
Growth Opportunities Fund	1.00%
Mid Cap Value Fund	0.75%
Small Cap Value Fund	1.00%
Large Cap Value Fund	0.75%
Concentrated Growth Fund	1.00%
GSAMI
Concentrated International Equity Fund	1.00%
Japanese Equity Fund	1.00%
International Small Cap Fund	1.10%
Emerging Markets Equity Fund	1.20%
Asia Equity Fund	1.00%

     For the fiscal years ended August 31, 2006, August 31, 2005 and August 31, 2004 the amounts of the fees incurred by each Fund then in existence under the Management Agreements were as follows (with and without the fee limitations that were then in effect):

	Fiscal year ended		Fiscal year ended		Fiscal year ended
	August 31,		August 31,		August 31,
	2006		2005		2004
	With Fee	Without Fee	With Fee	Without Fee	With Fee	Without Fee
	Limitations	Limitations	Limitations	Limitations	Limitations	Limitations
Balanced Fund	$1,400,984	$1,400,984	$1,479,382	$1,479,382	$1,273,313	$1,273,313
Growth and Income Fund	7,548,780	7,560,961	6,436,508	6,436,508	4,518,567	4,518,567
Structured Large Cap Value Fund	5,176,467	5,744,521	2,540,099	2,540,099	1,879,530	1,879,530
Structured U.S. Equity Fund	6,790,112	7,837,833	5,299,857	5,545,073	4,834,401	5,275,594
Structured Large Cap Growth Fund	4,377,474	5,045,740	2,462,152	2,569,318	2,576,107	2,808,330
Structured Small Cap Equity Fund	5,580,026	5,789,624	3,903,906	3,913,268	2,558,067	2,558,067
Structured International Equity Fund	13,840,653	14,505,497	6,214,072	6,278,704	2,944,173	2,944,173
Capital Growth Fund	17,686,134	17,686,134	18,298,648	18,620,852	19,584,749	20,615,525
Strategic Growth Fund	3,382,742	3,382,742	3,517,819	3,517,819	3,135,807	3,135,807
Growth Opportunities Fund	21,169,810	21,184,220	15,208,391	15,208,391	9,551,981	9,551,981
Small/Mid Cap Growth Fund[1]	483,206	483,206	9,540	9,540	—	—
Mid Cap Value Fund	38,265,281	38,909,777	22,533,520	22,825,207	10,033,176	10,033,176
Small Cap Value Fund	19,809,103	19,809,593	18,413,239	18,413,239	12,772,759	12,772,759
Large Cap Value Fund	8,109,132	8,109,132	5,303,521	5,303,521	3,061,786	3,061,786
Concentrated International Equity Fund	4,523,547	4,523,547	4,185,303	4,185,303	4,847,216	4,847,216
Japanese Equity Fund	643,967	643,967	496,090	496,090	510,380	510,380
International Small Cap Fund	2,095,021	2,095,021	1,163,201	1,188,961	861,735	940,075
Emerging Markets Equity Fund	6,985,941	6,985,941	1,362,747	1,362,747	1,052,689	1,052,689
Asia Equity Fund	1,335,365	1,335,365	819,057	819,057	601,008	601,008
BRIC Fund[2]	27,689	27,689	—	—	—	—
Concentrated Growth Fund	1,696,174	1,696,174	1,259,093	1,259,093	976,341	976,341

[1]	The Small/Mid Cap Growth Fund commenced operations on June 30, 2005.

[2]	The BRIC Fund commenced operations on June 30, 2006.

     In addition to providing advisory services, under its Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for at each Fund’s expense: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund’s records; and (v) provides office space and all necessary office equipment and services.

Portfolio Managers – Other Accounts Managed by the Portfolio Managers
     The following tables disclose other accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management.

	Number of Other Accounts Managed and Total Assets by Account Type*									Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
	Registered									Registered
Name of	Investment			Other Pooled			Other			Investment		Other Pooled			Other
Portfolio Manager	Companies			Investment Vehicles			Accounts			Companies		Investment Vehicles			Accounts
	Number			Number			Number			Number		Number			Number
	of	Assets		of	Assets		of	Assets		of	Assets	of	Assets		of	Assets
	Accounts	Managed		Accounts	Managed		Accounts	Managed		Accounts	Managed	Accounts	Managed		Accounts	Managed
Balanced Fund
Don Mulvihill	70	$20.4	bil	38	$19.8	bil	638	$63.9	bil	0	0	0	0		30	$9.2	bil
Robert C. Jones	70	$20.4	bil	38	$19.8	bil	638	$63.9	bil	0	0	0	0		30	$9.2	bil
Jonathan Beinner	83	$36.4	bil	2	$577	mil	1,551	$114.4	bil	0	0	20	$6.0	bil	26	$14.0	bil
James B. Clark[1]	42	$25.4	bil	2	$577	mil	1,408	$87.4	bil	0	0	15	$5.9	bil	8	$3.0	bil

Growth and Income Fund
Dolores Bamford	31	$14.6	bil	2	$337	mil	278	$8.7	bil	0	0	2	$337	mil	2	$248.5	mil
Andrew Braun	23	$12.1	bil	2	$337	mil	256	$8.0	bil	0	0	2	$337	mil	1	$122.0	mil
Scott Carroll	31	$14.6	bil	2	$337	mil	278	$8.7	bil	0	0	2	$337	mil	2	$248.5	mil
Sally Pope Davis	31	$14.6	bil	2	$337	mil	278	$8.7	bil	0	0	2	$337	mil	2	$248.5	mil
Sean Gallagher	23	$12.1	bil	2	$337	mil	256	$8.0	bil	0	0	2	$337	mil	1	$122.0	mil
Lisa Parisi	31	$14.6	bil	2	$337	mil	278	$8.7	bil	0	0	2	$337	mil	2	$248.5	mil
Edward Perkin	31	$14.6	bil	2	$337	mil	278	$8.7	bil	0	0	2	$337	mil	2	$248.5	mil
Eileen Rominger	23	$12.1	bil	2	$337	mil	256	$8.0	bil	0	0	2	$337	mil	1	$122.0	mil
Structured Large Cap Value Fund
Melissa Brown	70	$20.4	bil	38	$19.8	bil	638	$63.9	bil	0	0	0	0		30	$9.2	bil
Robert C. Jones	70	$20.4	bil	38	$19.8	bil	638	$63.9	bil	0	0	0	0		30	$9.2	bil

Structured U.S. Equity Fund
Melissa Brown	70	$20.4	bil	38	$19.8	bil	638	$63.9	bil	0	0	0	0		30	$9.2	bil
Robert C. Jones	70	$20.4	bil	38	$19.8	bil	638	$63.9	bil	0	0	0	0		30	$9.2	bil

Structured Large Cap Growth Fund
Melissa Brown	70	$20.4	bil	38	$19.8	bil	638	$63.9	bil	0	0	0	0		30	$9.2	bil
Robert C. Jones	70	$20.4	bil	38	$19.8	bil	638	$63.9	bil	0	0	0	0		30	$9.2	bil

	Number of Other Accounts Managed and Total Assets by Account Type*									Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
	Registered									Registered
Name of	Investment			Other Pooled			Other			Investment		Other Pooled			Other
Portfolio Manager	Companies			Investment Vehicles			Accounts			Companies		Investment Vehicles			Accounts
	Number			Number			Number			Number		Number			Number
	of	Assets		of	Assets		of	Assets		of	Assets	of	Assets		of	Assets
	Accounts	Managed		Accounts	Managed		Accounts	Managed		Accounts	Managed	Accounts	Managed		Accounts	Managed
Structured Small Cap Equity Fund
Melissa Brown	70	$20.4	bil	38	$19.8	bil	638	$63.9	bil	0	0	0	0		30	$9.2	bil
Robert C. Jones	70	$20.4	bil	38	$19.8	bil	638	$63.9	bil	0	0	0	0		30	$9.2	bil

Structured International Equity Fund
Len Ioffe	70	$20.4	bil	38	$19.8	bil	638	$63.9	bil	0	0	0	0		30	$9.2	bil
Robert C. Jones	70	$20.4	bil	38	$19.8	bil	638	$63.9	bil	0	0	0	0		30	$9.2	bil

Capital Growth Fund
Steven M. Barry	29	$9.08	bil	None	None		424	$16.93	bil	None	None	None	None		13	$2.07	bil
Gregory H. Ekizian	29	$9.08	bil	None	None		424	$16.93	bil	None	None	None	None		13	$2.07	bil
David G. Shell	29	$9.08	bil	None	None		424	$16.93	bil	None	None	None	None		13	$2.07	bil

Strategic Growth Fund
Steven M. Barry	29	$9.08	bil	None	None		424	$16.93	bil	None	None	None	None		13	$2.07	bil
Gregory H. Ekizian	29	$9.08	bil	None	None		424	$16.93	bil	None	None	None	None		13	$2.07	bil
David G. Shell	29	$9.08	bil	None	None		424	$16.93	bil	None	None	None	None		13	$2.07	bil

Growth Opportunities Fund
Steven M. Barry	29	$9.08	bil	None	None		424	$16.93	bil	None	None	None	None		13	$2.07	bil
Gregory H. Ekizian	29	$9.08	bil	None	None		424	$16.93	bil	None	None	None	None		13	$2.07	bil
David G. Shell	29	$9.08	bil	None	None		424	$16.93	bil	None	None	None	None		13	$2.07	bil

Small/Mid Cap Growth
Steven M. Barry	29	$9.08	bil	None	None		424	$16.93	bil	None	None	None	None		13	$2.07	bil
Gregory H. Ekizian	29	$9.08	bil	None	None		424	$16.93	bil	None	None	None	None		13	$2.07	bil
David G. Shell	29	$9.08	bil	None	None		424	$16.93	bil	None	None	None	None		13	$2.07	bil

Mid Cap Value Fund
Dolores Bamford	31	$14.6	bil	2	$337	mil	278	$8.7	bil	0	0	2	$337	mil	2	$$248.5	mil

	Number of Other Accounts Managed and Total Assets by Account Type*									Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
	Registered									Registered
Name of	Investment			Other Pooled			Other			Investment		Other Pooled			Other
Portfolio Manager	Companies			Investment Vehicles			Accounts			Companies		Investment Vehicles			Accounts
	Number			Number			Number			Number		Number			Number
	of	Assets		of	Assets		of	Assets		of	Assets	of	Assets		of	Assets
	Accounts	Managed		Accounts	Managed		Accounts	Managed		Accounts	Managed	Accounts	Managed		Accounts	Managed
David L. Berdon	31	$14.6	bil	2	$337	mil	278	$8.7	bil	0	0	2	$337	mil	2	$248.5	mil
Andrew Braun	23	$12.1	bil	2	$337	mil	256	$8.0	bil	0	0	2	$337	mil	1	$122.0	mil
Scott Carroll	31	$14.6	bil	2	$337	mil	278	$8.7	bil	0	0	2	$337	mil	2	$248.5	mil
Sally Pope Davis	31	$14.6	bil	2	$337	mil	278	$8.7	bil	0	0	2	$337	mil	2	$248.5	mil
J. Kelly Flynn	19	$11.5	bil	2	$337	mil	53	$2.0	bil	0	0	2	$337	mil	1	$126.0	mil
Sean Gallagher	23	$12.1	bil	2	$337	mil	256	$8.0	bil	0	0	2	$337	mil	1	$122.0	mil
Lisa Parisi	31	$14.6	bil	2	$337	mil	278	$8.7	bil	0	0	2	$337	mil	2	$248.5	mil
Edward Perkin	31	$14.6	bil	2	$337	mil	278	$8.7	bil	0	0	2	$337	mil	2	$248.5	mil
Eileen Rominger	23	$12.1	bil	2	$337	mil	256	$8.0	bil	0	0	2	$337	mil	1	$122.0	mil

Small Cap Value Fund
Dolores Bamford	31	$14.6	bil	2	$337	mil	278	$8.7	bil	0	0	0	$337	mil	2	$248.5	mil
Sally Pope Davis	31	$14.6	bil	2	$337	mil	278	$8.7	bil	0	0	0	$337	mil	2	$248.5	mil
Scott Carroll	31	$14.6	bil	2	$337	mil	278	$8.7	bil	0	0	0	$337	mil	2	$248.5	mil
J. Kelly Flynn	19	$11.58	bil	2	$337	mil	53	$2.0	bil	0	0	0	$337	mil	1	$126.0	mil
James Otness	6	$2.4	bil	2	$337	mil	22	$812.7	mil	0	0	0	$337	mil	1	$126.0	mil
Lisa Parisi	31	$14.6	bil	2	$337	mil	278	$8.7	bil	0	0	0	$337	mil	2	$248.5	mil
Edward Perkin	31	$14.6	bil	2	$337	mil	278	$8.7	bil	0	0	0	$337	mil	2	$248.5	mil
Rob Crystal	6	$2.4	bil	2	$337	mil	22	$812.7	mil	0	0	0	$337	mil	1	$126.0	mil

Large Cap Value Fund
Dolores Bamford	31	$14.6	bil	2	$337	mil	278	$8.7	bil	0	0	0	$337	mil	2	$248.5	mil
David L. Berdon	31	$14.6	bil	2	$337	mil	278	$8.7	bil	0	0	0	$337	mil	2	$248.5	mil
Andrew Braun	23	$12.1	bil	2	$337	mil	256	$8.0	bil	0	0	0	$337	mi	1	$122.0	mil
Scott Carroll	31	$14.6	bil	2	$337	mil	278	$8.7	bil	0	0	0	$337	mil	2	$248.5	mil
Sally Pope Davis	31	$14.6	bil	2	$337	mil	278	$8.7	bil	0	0	0	$337	mil	2	$248.5	mil
Sean Gallagher	23	$12.1	bil	2	$337	mil	256	$8.0	bil	0	0	0	$337	mil	1	$122.0	mil
Lisa Parisi	31	$14.6	bil	2	$337	mil	278	$8.7	bil	0	0	0	$337	mil	2	$248.5	mil
Eileen Rominger	23	$12.1	bil	2	$337	mil	256	$8.0	bil	0	0	0	$337	mil	1	$122.0	mil

	Number of Other Accounts Managed and Total Assets by Account Type*								Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
	Registered								Registered
Name of	Investment			Other Pooled		Other			Investment		Other Pooled		Other
Portfolio Manager	Companies			Investment Vehicles		Accounts			Companies		Investment Vehicles		Accounts
	Number			Number		Number			Number		Number		Number
	of	Assets		of	Assets	of	Assets		of	Assets	of	Assets	of	Assets
	Accounts	Managed		Accounts	Managed	Accounts	Managed		Accounts	Managed	Accounts	Managed	Accounts	Managed
Concentrated International Equity Fund
Mark Beveridge	6	$759	mil	0	0	9	$1.1	bil	0	0	0	0	0	0
William Howard	6	$759	mil	0	0	9	$1.1	bil	0	0	0	0	0	0
Michael Stanes	6	$759	mil	0	0	9	$1.1	bil	0	0	0	0	0	0

Japanese Equity Fund
David Townshend	7	$947	mil	0	0	9	$363	mil	0	0	0	0	0	0
Hiroyuki Ito	5	$379	mil	0	0	5	$83	mil	0	0	0	0	0	0

International Small Cap Fund
Prashant Bhayani	1	$233	mil	0	0	3	$265	mil	0	0	0	0	0	0
David Lowish	1	$233	mil	0	0	3	$265	mil	0	0	0	0	0	0
Takeya Suzuki	2	$568	mil	0	0	4	$280	mil	0	0	0	0	0	0

Emerging Markets Equity Fund
Maria Gordon	4	$999	mil	0	0	4	$398	mil	0	0	0	0	0	0
Kenny Tjan	5	$1.21	bil	0	0	4	$398	mil	0	0	0	0	0	0

Asia Equity Fund
Siew-Hua Thio	1	$520	mil	0	0	4	$575	mil	0	0	0	0	0	0

BRIC Fund
Maria Gordon	4	$1.9	bil	0	0	4	$398	mil	0	0	0	0	0	0
Kenny Tjan	5	$2.12	bil	0	0	4	$399	mil	0	0	0	0	0	0
Richard Flax	1	$77	mil	0	0	0	0		0	0	0	0	0	0
Mark Syn	1	$77	mil	0	0	0	0		0	0	0	0	0	0

Concentrated Growth Fund
Steven M. Barry	29	$9.08	bil	None	None	424	$16.93	bil	None	None	None	None	13	$2.07	bil
Gregory H. Ekizian	29	$9.08	bil	None	None	424	$16.93	bil	None	None	None	None	13	$2.07	bil
David G. Shell	29	$9.08	bil	None	None	424	$16.93	bil	None	None	None	None	13	$2.07	bil

(1)	These numbers only represent the U.S. funds James B. Clark managed.
*	The information is as of August 31, 2006.

     Conflicts of Interest. The Investment Advisers’ portfolio managers are often responsible for managing one or more of the Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.
     The Investment Advisers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Advisers have developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Advisers and the Funds have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Advisers conduct periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager’s management of the Funds’ investments and the investments of other accounts, see “Potential Conflicts of Interest – Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs’ and the Investment Adviser’s Proprietary Activities and Activities on Behalf of Other Accounts.”
Portfolio Managers - Compensation
     Value Team Base Salary and Performance Bonus. The Investment Adviser’s Value Team (“Value Team”) compensation package for its portfolio managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager’s individual performance and his or her contribution to overall team performance. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team’s total revenues for the past year which in part is derived from advisory fees, and for certain accounts performance based fees. Anticipated compensation levels among competitor firms may also be considered, but are not a principal factor.
     The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:
-      Individual performance (relative, absolute)
-      Team performance (relative, absolute)
-      Consistent performance that aligns with clients’ objectives
-      Achievement of top rankings (relative and competitive)

The benchmarks for these Funds are:
Balanced Fund (equity portion): S&P 500® Index
Growth and Income Fund: Russell 1000® Value Index
Large Cap Value Fund: Russell 1000® Value Index
Mid Cap Value Fund: Russell Mid Cap® Value Index
Small Cap Value Fund: Russell 2000® Value Index
Quantitative Domestic and Quantitative International Equity Portfolio Management Teams Base Salary and Performance Bonus.
     The Investment Adviser provides compensation packages for its investment professionals, which are comprised of a base salary and a performance bonus. The year-end performance bonus is a function of each professional’s individual performance; his or her contribution to the overall performance of the group; the performance of GSAM; the profitability of Goldman Sachs; and anticipated compensation levels among competitor firms.
     Portfolio management teams are rewarded for their ability to outperform a benchmark while managing risk exposure. An individual’s compensation depends on his/her contribution to the team as well as his/her ability to work as a member of the team.
     The portfolio management team’s performance measures are aligned with GSAM’s goals to: (1) exceed benchmark over one-year and three-year periods; (2) manage portfolios within a defined range around a targeted tracking error; (3) perform consistently with objectives and client commitments; (4) achieve top tier rankings and ratings; and (5) manage all similarly mandated accounts in a consistent manner.
     Performance-related remuneration for portfolio managers is significantly influenced by the following criteria: (1) overall portfolio performance and consistency of performance over time; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process.
In addition, detailed portfolio attribution is critical to the measurement process.
The benchmarks for these Funds, and the equity portion of the Balanced Fund, are:
Structured U.S. Equity Fund: S&P 500® Index
Structured Small Cap Equity Fund: Russell 2000® Index
Structured Large Cap Value Fund: Russell 1000® Value Index
Structured Large Cap Growth Fund: Russell 1000® Growth Index
Structured International Equity Fund: MSCI® Europe, Australasia, Far East (“EAFE”) Index (unhedged)
Balanced Fund: S&P 500® Index
     Global Quantitative Equity Team Base Salary and Performance Bonus. The Investment Adviser and its Global Quantitative Equity Team’s (the “GQE Team”) compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is a function of each portfolio manager’s individual performance; his or her contribution to the overall performance of GQE Team strategies; and annual revenues in the investment strategy which in part is derived from advisory fees and, for certain accounts, performance based fees.
     The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the Team’s pre-tax performance exceeded performance benchmarks over a one, three and five year period; (2) whether the portfolio manager managed portfolios within a defined range around a targeted tracking error and risk budget; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. In addition, the other factors that are also considered when the amount of performance bonus is determined: (1) whether the Team performed consistently with objectives and client commitments; (2) whether the Team achieved top tier rankings and ratings; and (3) whether the Team managed all similarly mandated accounts in a consistent manner. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations.
     The GQE Team’s decision may also be influenced by the following: the performance of the Investment Adviser and anticipated compensation levels among competitive firms.
     The benchmark for the equity portion of the Balanced Fund is the S&P 500® Index.
     Growth Investment Team Base Salary and Performance Bonus. The Investment Adviser’s Growth Team’s (the “Growth Team”) compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team’s pre-tax performance for its clients and the Growth Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures its performance on a market cycle basis which is typically measured over a three to seven year period, rather than being focused on short term gains in its strategies or short term contributions from a portfolio manager in any given year.
     The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team’s performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations.
The benchmarks for these Funds are:
Capital Growth Fund: Russell 1000® Growth Index
Growth Opportunities Fund: Russell Midcap® Growth Index
Strategic Growth Fund: Russell 1000® Growth Index

Concentrated Growth Fund: Russell 1000® Growth Index
Small/Mid Cap Growth Fund: Russell 2500® Growth Index
     The Growth Team also considers each portfolio manager’s individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the team. The Growth Team’s decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. and anticipated compensation levels among competitor firms.
     Active International Portfolio Management Team Base Salary and Performance Bonus. The Investment Adviser’s Active International Portfolio Management Team’s (the “International Team”) compensation packages for portfolio managers are comprised of a base salary and performance bonus. The performance bonus is a function of: each portfolio manager’s individual performance; the International Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts; performance based fees; his or her contribution to the overall performance of the International Team; the performance of the Investment Adviser; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded for their ability to outperform a benchmark over a three year period while managing risk exposure.
     The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall portfolio performance; (2) consistency of performance across accounts with similar profiles; and (3) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the International Team are also considered when the amount of performance bonus is determined: (1) whether the team’s performance exceeded performance benchmarks over three-year periods; (2) whether the team performed consistently with objectives and client commitments; and (3) whether the team managed all similarly mandated accounts in a consistent manner.
The benchmarks for these Funds are:
Concentrated International Equity Fund: MSCI® EAFE Index (unhedged)
International Small Cap Fund: S&P/Citigroup EMI World ex-U.S. Index
Emerging Markets Equity Fund: MSCI® Emerging Markets Index
Japanese Equity Fund: Tokyo Price Index (“TOPIX”) (unhedged)
Asia Equity Fund: MSCI® All Country Asia ex-Japan Index (unhedged)
BRIC Fund (Brazil, Russia, India, China): MSCI® EM BRIC 5-25 Constrained Index
     Fixed Income Team Base Salary and Performance Bonus. The Investment Adviser and its Fixed Income Team’s (the “Fixed Income Team”) compensation package for its portfolio managers is comprised of a base salary and performance bonus. The base salary is fixed. However, the performance bonus is a function of each portfolio manager’s individual performance; the Fixed Income Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees; his or her contribution to the overall performance of the Fixed Income Team; the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms.

Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk exposure.
     The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall pre-tax portfolio performance; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the investment style team are also considered when the amount of performance bonus is determined: (1) whether the team’s performance exceeded performance benchmarks over one-year and three-year periods (for Fund specific benchmarks please see below); (2) whether the team managed portfolios within a defined range around a targeted tracking error; (3) whether the team performed consistently with objectives and client commitments; (4) whether the team achieved top tier rankings and ratings (a consideration secondary to the above); and (5) whether the team managed all similarly mandated accounts in a consistent manner.
     The benchmark for measuring performance of the fixed income portion of the Balanced Fund is:
     Balanced Fund: Lehman Brothers Aggregate Bond Index
     Other Compensation – All Teams. In addition to base salary and performance bonus, the Investment Adviser has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.
     Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.
Portfolio Managers – Portfolio Managers’ Ownership of Securities in the Funds They Manage
The following table shows the portfolio managers’ ownership of securities in the Funds they manage:

Dollar Range of Equity Securities
Name of Portfolio Manager	Beneficially Owned by Portfolio Manager*
Balanced Fund*
Dan Mulvihill	Balanced Fund: $0
Robert C. Jones	Balanced Fund: $0
Jonathan A. Beinner	Balanced Fund: $0
James B. Clark	Balanced Fund: $0

Growth and Income Fund*
Dolores Bamford	Growth and Income Fund: $100,000 – $500,000
Andrew Braun	Growth and Income Fund: $10,000 – $50,000
Scott Carroll	Growth and Income Fund: $10,000 – $50,000
Sally Pope Davis	Growth and Income Fund: $10,000 – $50,000
Sean Gallagher	Growth and Income Fund: $10,000 – $50,000
Lisa Parisi	Growth and Income Fund: $10,000 – $50,000
Eileen Rominger	Growth and Income Fund: $100,000 – $500,000
Edward Perkin	Growth and Income Fund: $10,000 – $50,000

Structured Large Cap Value Fund*
Melissa Brown	Structured Large Cap Value Fund: $10,000 – $50,000
Robert C. Jones	Structured Large Cap Value Fund: $50,000 – $100,000

Structured U.S. Equity Fund*
Melissa Brown	Structured U.S. Equity Fund: $100,000 – $500,000
Robert C. Jones	Structured U.S. Equity Fund: $100,000 – $500,000

Structured Large Cap Growth Fund*
Melissa Brown	Structured Large Cap Growth Fund: $10,000 – $50,000
Robert C. Jones	Structured Large Cap Growth Fund: $50,000 – $100,000

Structured Small Cap Equity Fund*
Melissa Brown	Structured Small Cap Equity Fund: $50,000 – $100,000
Robert C. Jones	Structured Small Cap Growth Fund: $50,000 – $100,000

Dollar Range of Equity Securities
Name of Portfolio Manager	Beneficially Owned by Portfolio Manager*
Structured International Equity Fund*
Len Ioffe	Structured International Equity Fund: $10,000 – $50,000
Robert C. Jones	Structured International Equity Fund: $50,000 – $100,000

Capital Growth Fund*
Steven M. Barry	Capital Growth Fund: $100,000 – $500,000
Gregory H. Ekizian	Capital Growth Fund: $100,000 – $500,000
David G. Shell	Capital Growth Fund: $100,000 – $500,000

Strategic Growth Fund*
Steven M. Barry	Strategic Growth Fund: $100,000 – $500,000
Gregory H. Ekizian	Strategic Growth Fund: $100,000 – $500,000
David G. Shell	Strategic Growth Fund: $100,000 – $500,000

Growth Opportunities Fund*
Steven M. Barry	Growth Opportunities Fund: $100,000 – $500,000
Gregory H. Ekizian	Growth Opportunities Fund: $100,000 – $500,000
David G. Shell	Growth Opportunities Fund: $100,000 – $500,000

Small/Mid Cap Growth Fund*
Steven M. Barry	Small/Mid Cap Growth Fund: $50,000 – $100,000
Gregory H. Ekizian	Small/Mid Cap Growth Fund: $50,000 – $100,000
David G. Shell	Small/Mid Cap Growth Fund: $50,000 – $100,000

Mid Cap Value Fund*
Dolores Bamford	Mid Cap Value Fund: $100,000 – $500,000
David L. Berdon	Mid Cap Value Fund: $50,000 – $100,000
Andrew Braun	Mid Cap Value Fund: $50,000 – $100,000
Scott Carroll	Mid Cap Value Fund: $50,000 – $100,000
Sally Pope Davis	Mid Cap Value Fund: $100,000 – $500,000
Sean Gallagher	Mid Cap Value Fund: $100,000 – $500,000
Lisa Parisi	Mid Cap Value Fund: $100,000 – $500,000
Edward Perkin	Mid Cap Value Fund: $10,000 – $50,000
Eileen Rominger	Mid Cap Value Fund: $100,000 – $500,000
J. Kelly Flynn	Mid Cap Value Fund: $100,000 – $500,000

Dollar Range of Equity Securities
Name of Portfolio Manager	Beneficially Owned by Portfolio Manager*
Small Cap Value Fund*
Dolores Bamford	Small Cap Value Fund: $50,000 – $100,000
Scott Carroll	Small Cap Value Fund: $1 – $10,000
Rob Crystal	Small Cap Value Fund: $100,000 – $500,000
Sally Pope Davis	Small Cap Value Fund: $10,000 – $50,000
J. Kelly Flynn	Small Cap Value Fund: $100,000 – $500,000
James Otness	Small Cap Value Fund: $100,000 – $500,000
Lisa Parisi	Small Cap Value Fund: $100,000 – $500,000
Edward Perkin	Small Cap Value Fund: $1 – $10,000

Large Cap Value Fund*
Dolores Bamford	Large Cap Value Fund: $100,000 – $500,000
David L. Berdon	Large Cap Value Fund: $50,000 – $100,000
Andrew Braun	Large Cap Value Fund: $50,000 – $100,000
Scott Carroll	Large Cap Value Fund: $100,000 – $500,000
Sally Pope Davis	Large Cap Value Fund: $100,000 – $500,000
Sean Gallagher	Large Cap Value Fund: $100,000 – $500,000
Lisa Parisi	Large Cap Value Fund: $100,000 – $500,000
Eileen Rominger	Large Cap Value Fund: $500,000 – $1 million

Concentrated International Equity Fund*
Mark Beveridge	Concentrated International Equity Fund: $100,000 – $500,000
William Howard	Concentrated International Equity Fund: $1 – $10,000
Michael Stanes	Concentrated International Equity Fund: $0

Japanese Equity Fund*
David Townshend	Japanese Equity Fund: $0
Hiroyuki Ito	Japanese Equity Fund: $0

International Small Cap Fund*
Prashant Bhayani	International Small Cap Fund: $100,000 – $500,000
David Lowish	International Small Cap Fund: $0
Takeya Suzuki	International Small Cap Fund: $0

Dollar Range of Equity Securities
Name of Portfolio Manager	Beneficially Owned by Portfolio Manager*
Emerging Markets Equity Fund*
Maria Gordon	Emerging Markets Equity Fund: $1 – $10,000
Kenny Tjan	Emerging Markets Equity Fund: $1 – $10,000

Asia Equity Fund*
Siew-Hua Thio	Asia Equity Fund: $0

BRIC Fund*
Richard Flax	BRIC Fund: $1 – 10,000
Maria Gordon	BRIC Fund: $1 – $10,000
Mark Syn	BRIC Fund: $0
Kenny Tjan	BRIC Fund: $1 – $10,000

Concentrated Growth Fund*
Steven M. Barry	Concentrated Growth Fund: $100,000 – $500,000
Gregory H. Ekizian	Concentrated Growth Fund: $100,000 – $500,000
David G. Shell	Concentrated Growth Fund: over $1,000,000

*This information is as of August 31, 2006.

Distributor and Transfer Agent
     Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor of shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the “Authorized Dealers”) to solicit subscriptions for Class A, Class B and Class C Shares of the Funds. Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares (and in certain cases, Class A Shares), of such Fund shares.
     Goldman Sachs retained approximately the following combined commissions on sales of Class A, Class B and Class C Shares during the following periods:

	Fiscal year	Fiscal year	Fiscal year
	ended	ended	ended
	August 31,	August 31,	August 31,
	2006	2005	2004
Balanced Fund	$50,000	$169,200	$184,800
Growth and Income Fund	569,300	1,344,600	878,400
Structured Large Cap Value Fund	159,100	59,600	21,200
Structured U.S. Equity Fund	56,400	113,200	95,700
Structured Large Cap Growth Fund	22,100	24,600	19,200
Structured Small Cap Equity Fund	45,400	57,800	30,900
Structured International Equity Fund	241,500	137,900	26,200
Capital Growth Fund	181,800	335,700	355,300
Strategic Growth Fund	19,100	14,000	21,000
Growth Opportunities Fund	242,700	402,400	256,800
Small/Mid Cap Growth Fund[1]	41,900	1,500	0
Mid Cap Value Fund	347,700	1,707,000	655,200
Small Cap Value Fund	27,300	54,000	364,700
Large Cap Value Fund	194,100	233,000	66,000
Concentrated International Equity Fund	61,700	42,500	50,900
Japanese Equity Fund	22,300	3,300	5,400
International Small Cap Fund	33,600	30,900	31,600
Emerging Markets Equity Fund	164,200	18,400	10,500
Asia Equity Fund	22,600	8,400	11,000

	Fiscal year	Fiscal year	Fiscal year
	ended	ended	ended
	August 31,	August 31,	August 31,
	2006	2005	2004
BRIC Fund[2]	13,900	0	0
Concentrated Growth Fund	800	600	3,000

[1]	The Small/Mid Cap Growth Fund commenced operations on June 30, 2005.

[2]	The BRIC Fund commenced operations on June 30, 2006.

     Goldman Sachs, 71 South Wacker Drive, Suite 500, Chicago, IL 60606 serves as the Trust’s transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust to (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust’s custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.04% of average daily net assets with respect to each Fund’s Institutional and Service Shares and 0.19% of average daily net assets with respect to each Fund’s Class A, Class B and Class C Shares.
     As compensation for the services rendered to the Trust by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended August 31, 2006, August 31, 2005 and August 31, 2004 from each Fund then in existence as follows under the fee schedules then in effect:

	Class A, B and C	Class A, B and C
	Fiscal year	Fiscal year	Class A, B and C
	ended	ended	Fiscal year ended
	August 31,	August 31,	August 31,
	2006	2005	2004
Balanced Fund	$405,597	$424,996	$368,033
Growth and Income Fund	2,028,753	1,724,006	1,216,080
Structured Large Cap Value Fund	610,177	331,289	245,201
Structured U.S. Equity Fund	1,251,422	1,141,885	1,051,678
Structured Large Cap Growth Fund	574,103	446,702	480,501
Structured Small Cap Equity Fund	422,139	346,508	268,148
Structured International Equity Fund	921,003	424,229	229,086
Capital Growth Fund	2,977,621	3,108,339	3,322,756
Strategic Growth Fund	295,807	362,353	373,075
Growth Opportunities Fund	2,287,902	1,822,290	1,343,978
Small/Mid Cap Growth Fund[1]	84,869	92	0
Mid Cap Value Fund	7,090,356	4,087,442	1,713,500
Small Cap Value Fund	2,400,344	2,441,974	1,972,802
Large Cap Value Fund	1,265,968	848,582	547,951
Concentrated International Equity Fund	724,342	665,058	708,012
Japanese Equity Fund	95,077	79,251	75,799

	Class A, B and C	Class A, B and C
	Fiscal year	Fiscal year	Class A, B and C
	ended	ended	Fiscal year ended
	August 31,	August 31,	August 31,
	2006	2005	2004
International Small Cap Fund	205,110	100,607	81,429
Emerging Markets Equity Fund	515,773	97,865	69,305
Asia Equity Fund	176,070	104,233	88,087
BRIC Fund[2]	637	0	0
Concentrated Growth Fund	128,503	121,214	112,481

[1]	The Small/Mid Cap Growth Fund commenced operations on June 30, 2005.

[2]	The BRIC Fund commenced operations on June 30, 2006. The BRIC Fund does not offer Class B Shares.

	Institutional Shares			Service Shares
	Fiscal year	Fiscal year	Fiscal year	Fiscal year	Fiscal period	Fiscal year
	Ended	Ended	Ended	Ended	ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	August 31,
	2006	2005	2004	2006	2005	2004
Balanced Fund	$825	$1,565	$874	$0	$1	$3
Growth and Income Fund	7,363	4,668	1,629	374	477	557
Structured Large Cap Value Fund	216,392	99,325	73,520	247	270	161
Structured U.S. Equity Fund	150,076	81,788	56,439	4,395	3,960	3,520
Structured Large Cap Growth Fund	148,420	57,365	48,456	99	109	164
Structured Small Cap Equity Fund	159,361	94,881	43,726	14,364	16,324	20,202
Structured International Equity Fund	458,382	202,720	90,290	12,567	3,437	31
Capital Growth Fund	110,611	111,807	122,669	4,127	2,756	2,424
Strategic Growth Fund	73,025	64,305	46,825	9	123	65
Growth Opportunities Fund	367,519	223,243	98,732	4,241	1,453	405
Small/Mid Cap Growth Fund[1]	1,442	361	0	19	1	0
Mid Cap Value Fund	626,538	342,477	171,222	49,301	14,353	3,144
Small Cap Value Fund	271,975	212,285	91,708	15,822	10,260	3,876
Large Cap Value Fund	168,730	103,766	47,905	1,381	440	32
Concentrated International Equity Fund	28,150	27,211	44,455	299	189	379
Japanese Equity Fund	5,649	3,158	4,457	93	1	0
International Small Cap Fund	32,794	21,036	14,152	208	82	41
Emerging Markets Equity Fund	123,678	24,431	20,305	603	391	195
Asia Equity Fund	16,347	10,819	5,496	N/A	0	0
BRIC Fund[2]	717	0	0	N/A	N/A	N/A
Concentrated Growth Fund	40,793	24,844	15,372	0	0	1

[1]	The Small/Mid Cap Growth Fund commenced operations on June 30, 2005.

[2]	The BRIC Fund commenced operations on June 30, 2006. The BRIC Fund does not offer Service Shares.

     The Trust’s distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.
Expenses
     The Trust, on behalf of each Fund, is responsible for the payment of each Fund’s respective expenses. The expenses include, without limitation, the fees payable to the Investment Advisers, service fees and shareholder administration fees paid to Service Organizations, the fees and expenses of the Trust’s custodian and subcustodians, transfer agent fees and expenses, pricing service fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Funds, fees and expenses incurred by the Trust in connection with membership in investment company organizations including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs or its affiliates with respect to the Trust), expenses of preparing and setting in type Prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, any expenses assumed by a Fund pursuant to its Distribution and Service Plans, compensation and expenses of its “non-interested” Trustees, the fees and expenses of pricing services, dividend expenses on short sales and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, shareholder administration plan or distribution and service plans applicable to a particular class and transfer agency fees and expenses, all Fund expenses are borne on a non-class specific basis.
     The imposition of the Investment Adviser’s fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.
     As of the date of this Additional Statement, the Investment Advisers voluntarily have agreed to reduce or limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees, service fees, shareholder administration fees and expenses, taxes, interest, brokerage fees, and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) for the following Funds to the extent such expenses exceed the following percentage of each Fund’s average daily net assets:

Other
Expenses
Balanced Fund	0.064%
Growth and Income Fund	0.054%
Structured Large Cap Value Fund	0.004%
Structured U.S. Equity Fund	0.004%
Structured Large Cap Growth Fund	0.004%
Structured Small Cap Equity Fund	0.004%
Structured International Equity Fund	0.004%
Capital Growth Fund	0.004%
Strategic Growth Fund	0.004%
Growth Opportunities Fund	0.114%
Small/Mid Cap Growth Fund	0.064%
Mid Cap Value Fund	0.104%
Small Cap Value Fund	0.064%
Large Cap Value Fund	0.064%
Concentrated International Equity Fund	0.104%
Japanese Equity Fund	0.114%
International Small Cap Fund	0.104%
Emerging Markets Equity Fund	0.354%
Asia Equity Fund	0.164%
BRIC Fund	0.264%
Concentrated Growth Fund	0.044%
     Such reductions or limits, if any, are calculated monthly on a cumulative basis during each Funds’ fiscal year and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.
     Fees and expenses borne by the Funds relating to legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the Investment Adviser’s costs of performing certain accounting services not being provided by a Fund’s custodian.
Reimbursement
     For the fiscal years ended August 31, 2006, August 31, 2005 and August 31, 2004 the amounts of certain “Other Expenses” of each Fund then in existence that were reduced or otherwise limited were as follows under the expense limitations that were then in effect:

	Fiscal year	Fiscal year	Fiscal year
	ended	ended	ended
	August 31,	August 31,	August 31,
	2006	2005[3]	2004
Balanced Fund	$254,500	$365,813	$287,367
Growth and Income Fund	415	135,128	142,997
Structured Large Cap Value Fund	300,378	181,473	156,524
Structured U.S. Equity Fund	538,819	492,297	403,502
Structured Large Cap Growth Fund	376,394	374,111	288,235
Structured Small Cap Equity Fund	391,988	341,423	301,381
Structured International Equity Fund	841,504	0	310,261
Capital Growth Fund	733,776	787,640	553,830
Strategic Growth Fund	386,298	437,126	339,519
Growth Opportunities Fund	0	1,819	0
Small/Mid Cap Growth Fund[1]	460,598	145,245	0
Mid Cap Value Fund	0	0	0
Small Cap Value Fund	0	0	0
Large Cap Value Fund	0	47,451	133,359
Concentrated International Equity Fund	140,621	214,385	345,331
Japanese Equity Fund	247,731	279,144	311,948
International Small Cap Fund	281,369	298,125	373,233
Emerging Markets Equity Fund	0	76,663	133,073
Asia Equity Fund	359,924	318,204	363,918
BRIC Fund[2]	118,480	0	0
Concentrated Growth Fund	266,409	284,259	300,522

[1]	The Small/Mid Cap Growth Fund commenced operations on June 30, 2005.

[2]	The BRIC Fund commenced operations on June 30, 2006.

[3]	The above figures do not reflect a one time voluntary payment made by the transfer agent to the Funds relating to certain credits that reduced transfer agent fees.
Custodian and Sub-Custodians
     State Street, 225 Franklin Street, Boston, MA 02110, is the custodian of the Trust’s portfolio securities and cash for the Balanced, Growth and Income, Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity, Capital Growth, Strategic Growth, Growth Opportunities, Small/Mid Cap Growth Fund, Large Cap Value, Mid Cap Value, Small Cap Value, Large Cap Value and Concentrated Growth Funds. JPMorganChase, 270 Park Avenue, New York, New York 10017, is the custodian to the Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity and BRIC Funds. State Street and JPMorganChase also maintain the Trust’s accounting records for the Funds for which they serve as custodian.

State Street may appoint domestic and foreign sub-custodians and use depositories from time to time to hold certain securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.
Independent Registered Public Accounting Firm
     PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. In addition to audit services, PricewaterhouseCoopers LLP prepares the Funds’ federal and state tax returns, and provides assistance on certain non-audit matters.
POTENTIAL CONFLICTS OF INTEREST
Summary
     The Goldman Sachs Group, Inc. is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization, and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, investment adviser, financer, advisor, market maker, proprietary trader, prime broker, lender and agent, and has other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets in which the Funds invest. As a result, The Goldman Sachs Group, Inc., the asset management division of Goldman Sachs, the Investment Advisers, and their affiliates, directors, partners, trustees, managers, members, officers and employees (collectively for purposes of this “Potential Conflicts of Interest” section, “Goldman Sachs”), including those who may be involved in the management, sales, investment activities, business operations or distribution of the Funds, are engaged in businesses and have interests other than that of managing the Funds. The Funds will not be entitled to compensation related to such businesses. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Funds and their service providers. Such additional businesses and interests may give rise to potential conflicts of interest. The following is a brief summary description of certain of these potential conflicts of interest:

•	While the Investment Advisers will make decisions for the Funds in accordance with their obligations to manage the Funds appropriately, the fees, allocations, compensation and other benefits to Goldman Sachs (including benefits relating to business relationships of Goldman Sachs) arising from those decisions may be greater as a result of certain portfolio, investment, service provider or other decisions made by the Investment Advisers than they would have been had other decisions been made which also might have been appropriate for the Funds.

•	Goldman Sachs, its sales personnel and other financial service providers may have conflicts associated with their promotion of the Funds or other dealings with the Funds that would create incentives for them to promote the Funds.

•	While the allocation of investment opportunities among Goldman Sachs, the Funds and other funds and accounts managed by Goldman Sachs may raise potential conflicts because of financial or other interests of Goldman Sachs or its personnel, the Investment Advisers will not make allocation decisions solely based on such factors.

•	The Investment Advisers will give advice to and make investment decisions for the Funds as they believe is in the fiduciary interests of the Funds. Advice given to the Funds or investment decisions made for the Funds may differ from, and may conflict with, advice given or investment decisions made for Goldman Sachs or other funds or accounts. For example, other funds or accounts managed by the Investment Advisers may sell short securities of an issuer in which the Funds have taken, or will take, a long position in the same securities. Actions taken with respect to Goldman Sachs or other funds or accounts may adversely impact the Funds, and actions taken by the Funds may benefit Goldman Sachs or other funds or accounts.

•	The Investment Adviser may buy for the Funds securities or obligations of issuers in which Goldman Sachs or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the Funds. For example, a Fund may invest in debt securities of an issuer at the same time that Goldman Sachs or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by Goldman Sachs (including the Investment Adviser) relating to what actions to be taken may also raise conflicts of interests and Goldman Sachs may take actions for certain accounts that have negative impacts on other advisory accounts.

•	Goldman Sachs’ personnel may have varying levels of economic and other interests in accounts or products promoted or managed by such personnel as compared to other accounts or products promoted or managed by them.

•	Goldman Sachs will be under no obligation to provide to the Funds, or effect transactions on behalf of the Funds in accordance with, any market or other information, analysis, technical models or research in its possession. Goldman Sachs may have information material to the management of the Funds and may not share that information with relevant personnel of the Investment Adviser.

•	To the extent permitted by applicable law, the Funds may enter into transactions in which Goldman Sachs acts as principal, or in which Goldman Sachs acts on behalf of the Funds and the other parties to such transactions. Goldman Sachs will have potentially conflicting interests in connection with such transactions.

•	Goldman Sachs may act as broker, dealer, agent, lender or otherwise for the Funds and will retain all commissions, fees and other compensation in connection therewith.

•	Securities traded for the Funds may, but are not required to, be aggregated with trades for other funds or accounts managed by Goldman Sachs. When transactions are aggregated but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds.

•	Products and services received by the Investment Advisers or their affiliates from brokers in connection with brokerage services provided to the Funds and other funds or accounts managed by Goldman Sachs may disproportionately benefit other of such funds and accounts based on the relative amounts of brokerage services provided to the Funds and such other funds and accounts.

•	While the Investment Advisers will make proxy voting decisions as they believe appropriate and in accordance with the Investment Advisers’ policies designed to help avoid conflicts of interest, proxy voting decisions made by the Investment Advisers with respect to a Fund’s portfolio securities may favor the interests of other clients or businesses of other divisions or units of Goldman Sachs.

•	Regulatory restrictions (including relating to the aggregation of positions among different funds and accounts) and internal Goldman Sachs policies may restrict investment activities of the Funds. Information held by Goldman Sachs could have the effect of restricting investment activities of the Funds.

     Prospective investors should carefully review the following section of this document which more fully describes these and other potential conflicts of interest presented by Goldman Sachs’ other businesses and interests.
     As a registered investment adviser under the Advisers Act, the Investment Advisers are required to file a Form ADV with the SEC. Form ADV contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding the Investment Advisers. A copy of Part 1 of the Investment Advisers’ Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
Potential Conflicts Relating to Portfolio Decisions, the Sale of Fund Shares and the Allocation of Investment Opportunities
     Goldman Sachs’ Other Activities May Have an Impact on the Funds
     The Investment Advisers make decisions for the Funds in accordance with their obligations as the Investment Advisers of the Funds. However, Goldman Sachs’ other activities may have a negative effect on the Funds. As a result of the various activities and interests of Goldman Sachs as described in the first paragraph under “Summary” above, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. It is also likely that the Funds will undertake transactions in securities in which Goldman Sachs makes a market or otherwise has other direct or indirect interests. In addition, while the Investment Advisers will make decisions for the Funds in accordance with their obligations to manage the Funds appropriately, the fees, allocations, compensation and other benefits (including benefits relating to business relationships of Goldman Sachs) arising from those decisions may be greater as a result of certain portfolio, investment, service provider or other decisions made by the Investment Advisers for the Funds than they would have been had other decisions been made which also might have been appropriate for the Funds.
     Goldman Sachs conducts extensive broker-dealer, banking and other activities around the world and operates a business known as Goldman Sachs Security Services (“GSS”) which provides prime brokerage, administrative and other services to clients which may involve funds, markets and securities in which the Funds invest. These businesses will give GSS and many other parts of Goldman Sachs broad access to the current status of certain markets, investments and funds and detailed knowledge about fund operators. In addition, with respect to advisory account that invests in funds, given Goldman Sachs’ scale of activity in the prime brokerage market, it is likely that Goldman Sachs will act as a prime broker to one or more funds in which such advisory account may invest, in which case Goldman Sachs will have direct knowledge concerning the investments and transactions of such funds. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of Goldman Sachs may be in possession of information in respect of markets, investments and funds, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by the Funds or acquire certain positions on behalf of the Funds. Goldman Sachs will be under no duty to make any such information available to the Funds or personnel of the Investment Adviser making investment decisions on behalf of the Funds. In general, personnel of the Investment Adviser making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other Goldman Sachs personnel.
Goldman Sachs’ Financial and Other Interests and Relationships May Incentivize Goldman Sachs to Promote the Sale of Fund Shares
     Goldman Sachs, its personnel and other financial service providers, have interests in promoting sales of the Funds. With respect to both Goldman Sachs and its personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered. Goldman Sachs and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. Goldman Sachs and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to Goldman Sachs and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.
     Conflicts may arise in relation to sales-related incentives. Goldman Sachs and its personnel may receive greater compensation or greater profit in connection with the Funds than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that Goldman Sachs may pay a portion of its advisory fee to the unaffiliated investment adviser, or to other compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of Goldman Sachs and its personnel to recommend the Funds over other accounts or products managed by unaffiliated investment advisers or to effect transactions differently in the Funds as compared to other accounts or products.
     Goldman Sachs may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Funds, or who engage in transactions with or for the Funds. For example, Goldman Sachs regularly participates in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help Goldman Sachs understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Funds may receive fees from Goldman Sachs or the Funds in connection with the distribution of shares in the Funds or other Goldman Sachs products. For example, Goldman Sachs may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by the Investment Advisers. Goldman Sachs may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. Goldman Sachs’ membership in such organizations allows Goldman Sachs to participate in these conferences and educational forums and helps Goldman Sachs interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, Goldman Sachs’ personnel, including employees of Goldman Sachs, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds. In addition, Goldman Sachs, including the Investment Advisers, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. Goldman Sachs’ personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that create incentives for them to promote the Funds or certain portfolio transactions.
     To the extent permitted by applicable law, Goldman Sachs may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Funds, Client/GS Accounts (defined below) and other products. In addition to placement fees, sales loads or similar distribution charges, such payments may be made out of Goldman Sachs’ assets, or amounts payable to Goldman Sachs rather than a separately identified charge to the Funds, Client/GS Accounts or other products. Such payments may compensate Intermediaries for, among other things: marketing the Funds, Client/GS Accounts and other products; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds, Client/GS Accounts and other products. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by Goldman Sachs may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by such products.
     The payments made by Goldman Sachs may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.
Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts
     Goldman Sachs has potential conflicts in connection with the allocation of investments or transaction decisions for the Funds, including in situations in which Goldman Sachs or its personnel (including personnel of the Investment Advisers) have interests. For example, the Funds may be competing for investment opportunities with current or future accounts or funds managed or advised by Goldman Sachs (including the Investment Advisers). These accounts or funds may provide greater fees or other compensation (including performance based fees) to Goldman Sachs (including the Investment Advisers) or in which Goldman Sachs (including the Investment Advisers) or its personnel have an interest (collectively, the “Client/GS Accounts”).
     Goldman Sachs may manage or advise Client/GS Accounts that have investment objectives that are similar to those of the Funds and/or may seek to make investments in securities or other instruments in which the Funds may invest. This will create potential conflicts and potential differences among the Funds and other Client/GS Accounts, particularly where there is limited availability or limited liquidity for those investments. Such limited availability situations may exist, without limitation, in local and emerging markets, regulated industries, research and development trades, relative value or paired trades, IPO/new issues and limited issues. The Investment Advisers have developed policies and procedures that provide that they will allocate investment opportunities and make purchase and sale decisions among the Funds and other Client/GS Accounts in a manner that they consider, in their sole discretion and consistent with their fiduciary obligation to each Client/GS Account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based on assets managed.
     The Investment Advisers will make allocation-related decisions for the Funds and other Client/GS Accounts with reference to numerous factors that may include, without limitation, (i) account investment horizons, investment objectives and guidelines; (ii) different levels of investment for different strategies; (iii) client-specific investment guidelines and restrictions; (iv) fully directed brokerage accounts; (v) tax sensitivity of accounts; (vi) suitability requirements; (vii) account turnover guidelines; (viii) availability of cash for investment; (ix) relative sizes and expected future sizes of applicable accounts; and/or (x) availability of other investment opportunities. Suitability considerations can include without limitation (i) relative attractiveness of a security to different accounts; (ii) concentration of positions in an account; (iii) appropriateness of a security for the benchmark of an account; (iv) an account’s risk tolerance, risk parameters and strategy allocations; (v) use of the opportunity as a replacement for a security the Investment Advisers believe to be attractive for an account but that for some reason cannot be held in the account; (vi) the need to hedge a short position in a pair trade; and/or (vii) the need to give a subset of accounts exposure to an industry. In addition to allocations of limited availability investments, the Investment Advisers may, from time to time, develop and implement new investment opportunities and/or trading strategies, and these strategies may not be allocated among all accounts (including the Fund) or pro rata, even if the strategy is consistent with objectives of all accounts. The Investment Advisers may make decisions based on such factors as strategic fit and other portfolio management considerations, including, without limitation, an account’s capacity for such strategy, the liquidity of the strategy and its underlying instruments, the account’s liquidity, the business risk of the strategy relative to the account’s overall portfolio make-up, and the lack of efficacy of, or return expectations from, the strategy for the account, and such other factors as the Investment Advisers deem relevant in their sole discretion. For example, such a determination may, but will not necessarily, include consideration of the fact that a particular strategy will not have a meaningful impact on an account given the overall size of the account, the limited availability of opportunities in the strategy and the availability of other strategies for the account. As a result, such a strategy may be allocated to some accounts managed by the Investment Advisers and not to others.
     Although allocating orders among the Funds and other Client/GS Accounts may create potential conflicts of interest because of the interests of Goldman Sachs or its personnel or because Goldman Sachs may receive greater fees or compensation from one of the Client/GS Account’s allocations, the Investment Advisers will not make allocation decisions based on such interests or greater fees or compensation.
     Allocation decisions among accounts may be more or less advantageous to any one account or group of accounts. As a result of the above, the Investment Advisers may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more Client/GS Accounts or for themselves or an affiliate, but not for the Funds, or are appropriate for, or available to, the Funds but in different sizes, terms or timing than is appropriate for other Client/GS Accounts, or may determine not to allocate to or purchase or sell for Client/GS Accounts all investment transactions for which Client/GS Accounts may be eligible. Therefore, the amount, timing, structuring or terms of an investment by the Funds may differ from, and performance may be lower than, investments and performance of other Client/GS Accounts.
     The Investment Advisers and/or their affiliates manage accounts of clients of Goldman Sachs’ Private Wealth Management (“PWM”) business. Such PWM clients receive advice from Goldman Sachs by means of separate accounts (“PWM Separate Accounts”). With respect to the Funds, the Investment Advisers may follow a strategy that is expected to be similar over time to that delivered by the PWM Separate Accounts. Each of the Funds and the PWM Separate Account Clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no warranty that such investment advice will be implemented simultaneously. Neither the Investment Advisers (in the case of the Funds) nor their affiliates (in the case of PWM Separate Accounts), will know when advice issued has been executed (if at all) and, if so, to what extent. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the PWM Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the Funds invest.
Other Potential Conflicts Relating to the Management of the Funds by the Investment Advisers
     Potential Restrictions and Issues Relating to Information Held by Goldman Sachs
     From time to time and subject to the Investment Advisers’ policies and procedures regarding information barriers, the Investment Advisers may consult with personnel in other areas of Goldman Sachs, or with persons unaffiliated with Goldman Sachs, or may form investment policy committees comprised of such personnel. The performance by such persons of obligations related to their consultation with personnel of the Investment Advisers could conflict with their areas of primary responsibility within Goldman Sachs or elsewhere. In connection with their activities with the Investment Advisers, such persons may receive information regarding the Investment Advisers’ proposed investment activities of the Funds that is not generally available to the public. There will be no obligation on the part of such persons to make available for use by the Funds any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, Goldman Sachs will be under no obligation to make available any research or analysis prior to its public dissemination.
     The Investment Advisers make decisions for the Funds based on the Funds’ investment programs. The Investment Advisers from time to time may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and its personnel. Goldman Sachs will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models.
     In addition, Goldman Sachs has no obligation to seek information or to make available to or share with the Funds any information, investment strategies, opportunities or ideas known to Goldman Sachs personnel or developed or used in connection with other clients or activities. Goldman Sachs and certain of its personnel, including the Investment Advisers’ personnel or other Goldman Sachs personnel advising or otherwise providing services to the Funds, may be in possession of information not available to all Goldman Sachs personnel, and such personnel may act on the basis of such information in ways that have adverse effects on the Funds.
     From time to time, Goldman Sachs may come into possession of material, non-public information or other information that could limit the ability of the Funds to buy and sell investments. The investment flexibility of the Funds may be constrained as a consequence. The Investment Advisers generally are not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for the Funds.

Potential Conflicts Relating to Goldman Sachs’ and the Investment Advisers’ Proprietary Activities and Activities On Behalf of Other Accounts
     The results of the investment activities of the Funds may differ significantly from the results achieved by Goldman Sachs for its proprietary accounts and from the results achieved by Goldman Sachs for other Client/GS Accounts. The Investment Advisers will manage the Funds and the other Client/GS Accounts they manage in accordance with their respective investment objectives and guidelines. However, Goldman Sachs may give advice, and take action, with respect to any current or future Client/GS Accounts that may compete or conflict with the advice the Investment Advisers may give to the Funds, or may involve a different timing or nature of action than with respect to the Funds.
     Transactions undertaken by Goldman Sachs or Client/GS Accounts may adversely impact the Funds. Goldman Sachs and one or more Client/GS Accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may buy a security and Goldman Sachs or Client/GS Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conversely, the Fund may establish a short position in a security and Goldman Sachs or other Client/GS Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund’s detriment. Conflicts may also arise because portfolio decisions regarding a Fund may benefit Goldman Sachs or other Client/GS Accounts. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) Goldman Sachs or other Client/GS Accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) Goldman Sachs or other Client/GS Accounts.
     In addition, transactions in investments by one or more Client/GS Accounts and Goldman Sachs may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. This may occur when portfolio decisions regarding a Fund are based on research or other information that is also used to support portfolio decisions for other Client/GS Accounts. When Goldman Sachs or a Client/GS Account implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for the Funds (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged. Goldman Sachs may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences to Client/GS Accounts, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

     As noted above, the Investment Adviser may, but is not required to aggregate purchase or sale orders for the Funds with trades for other funds or accounts managed by Goldman Sachs, including Client/GS Accounts. When orders are aggregated for execution, it is possible that GS and GS employee interests will receive benefits from such transactions, even in limited capacity situations. While the Investment Adviser maintains policies and procedures that it believes are reasonably designed to deal with conflicts of interest that may arise in certain situations when purchase or sale orders for the Funds are aggregated for execution with orders for Client/GS Accounts, in some cases the Investment Adviser will make allocations to accounts in which Goldman Sachs and/or employees have an interest, the Investment Adviser can provide more information upon request.
     The Investment Adviser has established a trade sequencing and rotation policy for certain U.S. equity client accounts (including the Funds) and “wrap fee” accounts. The Investment Adviser does not generally aggregate trades on behalf of wrap fee accounts at the present time. “Wrap fees” usually cover execution costs only when trades are placed with the sponsor of the account. Trades through different sponsors are generally not aggregated. The Investment Adviser currently utilizes an asset-based trade sequencing and rotation policy for determining the order in which trades for institutional and wrap accounts are placed. Given current asset levels, the Investment Adviser’s trade sequencing and rotation policy provides that wrap accounts trade ahead of other accounts, including the Funds, 10% of the time. Other accounts, including the Funds, currently trade before wrap accounts 90% of the time. This is reflected in a ten week trade rotation schedule. The Investment Adviser may deviate from the rotation schedule under certain circumstances. These include situations, for example, where in the Investment Adviser’s view it is not practical for the wrap fee accounts to participate in certain types of trades or when there are unusually long delays in a given wrap sponsor’s execution of a particular trade. In addition, a portfolio management team may provide instructions simultaneously regarding the placement of a trade in lieu of the rotation schedule if the trade represents a relatively small proportion of the average daily trading volume of the relevant security.
     The directors, officers and employees of Goldman Sachs, including the Investment Advisers, may buy and sell securities or other investments for their own accounts (including through investment funds managed by Goldman Sachs, including the Investment Advisers). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To reduce the possibility that the Funds will be materially adversely affected by the personal trading described above, each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and distributor, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and distributor, has adopted a code of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Act and monitoring procedures relating to certain personal securities transactions by personnel of the Investment Advisers which the Investment Advisers deem to involve potential conflicts involving such personnel, Client/GS Accounts managed by the Investment Advisers and the Funds. The Codes of Ethics require that personnel of the Investment Advisers comply with all applicable federal securities laws and with the fiduciary duties and anti-fraud rules to which the Investment Advisers are subject. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.
     Clients of Goldman Sachs (including Client/GS Accounts) may have, as a result of receiving client reports or otherwise, access to information regarding the Investment Advisers’ transactions or views which may affect such clients’ transactions outside of accounts controlled by personnel of the Investment Advisers, and such transactions may negatively impact the performance of the Funds. The Funds may also be adversely affected by cash flows and market movements arising from purchase and sales transactions, as well as increases of capital in, and withdrawals of capital from, other Client/GS Accounts. These effects can be more pronounced in thinly traded and less liquid markets.
     The Investment Advisers’ management of the Funds may benefit Goldman Sachs. For example, the Funds may, subject to applicable law, invest directly or indirectly in the securities of companies affiliated with Goldman Sachs or which Goldman Sachs has an equity, debt or other interest. In addition, to the extent permitted by applicable law, the Funds may engage in investment transactions which may result in other Client/GS Accounts being relieved of obligations or otherwise divesting of investments or cause the Funds to have to divest certain investments. The purchase, holding and sale of investments by the Funds may enhance the profitability of Goldman Sachs’ or other Client/GS Accounts’ own investments in and its activities with respect to such companies.
     Goldman Sachs and one or more Client/GS Accounts (including the Funds) may also invest in different classes of securities of the same issuer. As a result, one or more Client/GS Accounts may pursue or enforce rights with respect to a particular issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. For example, if a Client/GS Account holds debt securities of an issuer and a Fund holds equity securities of the same issuer, if the issuer experiences financial or operations challenges, the Client/GS Account which holds the debt securities may seek a liquidation of the issuer, whereas the Fund which holds the equity securities may prefer a reorganization of the issuer. A Fund may be negatively impacted by Goldman Sachs’ and other Client/GS Accounts’ activities, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case had Goldman Sachs and other Client/GS Accounts not pursued a particular course of action with respect to the issuer of the securities. In addition, in certain instances personnel of the Investment Adviser may obtain information about the issuer that would be material to the management of other Client/GS Accounts which could limit the ability of personnel of the Investment Adviser to buy or sell securities of the issuer on behalf of the Funds.
     Goldman Sachs may create, write, sell or issue, or act as placement agent or distributor of, derivative instruments with respect to the Funds or with respect to underlying securities,

currencies or instruments of the Funds, or which may be otherwise based on the performance of the Funds. In addition, to the extent permitted by applicable law, Goldman Sachs (including its personnel or Client/GS Accounts) may invest in the Funds, may hedge its derivative positions by buying or selling shares of the Funds, and reserves the right to redeem some or all of its investments at any time. These investments and redemptions may be significant and may be made without notice to the shareholders. The structure or other characteristics of the derivative instruments may have an adverse effect on the Funds. For example, the derivative instruments could represent leveraged investments in the Funds, and the leveraged characteristics of such investments could make it more likely, due to events of default or otherwise, that there would be significant redemptions of interests from the Funds more quickly than might otherwise be the case. Goldman Sachs, acting in commercial capacities in connection with such derivative instruments, may in fact cause such a redemption. This may have an adverse effect on the investment management and positions, flexibility and diversification strategies of the Funds and on the amount of fees, expenses and other costs incurred directly or indirectly for the account of the Funds.
     Potential Conflicts in Connection with Investments in Goldman Sachs Money Market Funds
     To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund advised or managed by Goldman Sachs. In connection with any such investments, a Fund, to the extent permitted by the Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in a Fund bearing some additional expenses.
     Goldman Sachs May In-Source or Outsource
     Subject to applicable law, Goldman Sachs, including the Investment Advisers, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.
Potential Conflicts That May Arise When Goldman Sachs Acts in a Capacity Other Than Investment Adviser to the Funds
     To the extent permitted by applicable law, the Funds may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments in which Goldman Sachs acting as principal or on a proprietary basis for its customers, serves as the counterparty. The Funds may also enter into cross transactions in which Goldman Sachs acts on behalf of the Fund and for the other party to the transaction. Goldman Sachs may have a potentially conflicting division of responsibilities to both parties to a cross transaction. For example, Goldman Sachs may represent both a Fund and another Client/GS Account in connection with the purchase of a security by the Fund, and Goldman Sachs may receive compensation or other payments from either or both parties, which could influence the decision of Goldman Sachs to cause the Fund to purchase such security. The Funds may engage in principal or cross transactions to the extent permitted by applicable law.

     Goldman Sachs may act as broker, dealer, agent, lender or advisor or in other commercial capacities for the Funds. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by Goldman Sachs will be in its view commercially reasonable, although Goldman Sachs, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to Goldman Sachs and such sales personnel. The Funds may, to the extent permitted by applicable law, borrow funds from Goldman Sachs at rates and on other terms arranged with Goldman Sachs.
     Goldman Sachs may be entitled to compensation when it acts in capacities other than as the Investment Advisers, and the Funds will not be entitled to any such compensation. For example, Goldman Sachs (and its personnel and other distributors) will be entitled to retain fees and other amounts that it receives in connection with its service to the Funds as broker, dealer, agent, lender, advisor or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by Goldman Sachs of any such fees or other amounts.
     When Goldman Sachs acts as broker, dealer, agent, lender or advisor or in other commercial capacities in relation to the Funds, Goldman Sachs may take commercial steps in its own interests, which may have an adverse effect on the Funds. For example, in connection with lending arrangements involving the Funds, Goldman Sachs may require repayment of all or part of a loan at any time or from time to time.
     The Funds will be required to establish business relationships with their counterparties based on their own credit standing. Goldman Sachs, including the Investment Advisers, will not have any obligation to allow its credit to be used in connection with the Funds’ establishment of their business relationships, nor is it expected that the Funds’ counterparties will rely on the credit of Goldman Sachs in evaluating the Funds’ creditworthiness.
Potential Conflicts in Connection with Brokerage Transactions and Proxy Voting
     To the extent permitted by applicable law, purchases and sales of securities for a Fund may be bunched or aggregated with orders for other Client/GS Accounts. The Investment Advisers and their affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.
     Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order. Time zone differences, separate trading desks or portfolio management processes in a global organization may, among other factors, result in separate, non-aggregated executions.
     The Investment Advisers may select brokers (including, without limitation, affiliates of the Investment Advisers) that furnish the Investment Advisers, the Funds, other Client/GS Accounts or their affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in the Investment Advisers’ views, appropriate assistance to the Investment Advisers in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer databases; quotation equipment and services; and research-oriented computer hardware, software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other Client/GS Accounts, including in connection with Client/GS Accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other Client/GS Accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other Client/GS Accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other Client/GS Accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other Client/GS Accounts. To the extent that the Investment Advisers use soft dollars, they will not have to pay for those products and services themselves. The Investment Advisers may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Investment Advisers receive research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Advisers.
     The Investment Advisers may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Investment Advisers believe are useful in their investment decision-making process. The Investment Advisers may from time to time choose not to engage in the above described arrangements to varying degrees.
     The Investment Advisers have adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that they make on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with the Investment Advisers’ fiduciary obligations to their clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Advisers may have the effect of favoring the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates provided that the Investment Advisers believe such voting decisions to be in accordance with their fiduciary obligations. For a more detailed discussion of these policies and procedures, see the section of this Additional Statement entitled “Proxy Voting.”
Potential Regulatory Restrictions on Investment Adviser Activity
     From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to Goldman Sachs and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by Goldman Sachs would not be subject to some of those considerations. There may be periods when the Investment Advisers may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which Goldman Sachs is performing investment banking, market making or other services or has proprietary positions. For example, when Goldman Sachs is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if Goldman Sachs personnel serve as directors of companies the securities of which the Funds wish to purchase or sell. The larger the Investment Advisers’ investment advisory business and Goldman Sachs’ businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by Goldman Sachs, or in cases in which Goldman Sachs personnel are directors or officers of the issuer.
     The investment activities of Goldman Sachs for its proprietary accounts and for Client/GS Accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause Goldman Sachs, the Funds or other Client/GS Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Investment Advisers on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, the Investment Advisers on behalf of clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Investment Advisers, in their sole discretion, deem it appropriate.
PORTFOLIO TRANSACTIONS AND BROKERAGE
     The Investment Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Increasingly, securities traded over-the-counter also involve the payment of negotiated brokerage commissions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.
     In the over-the-counter market, most securities have historically traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
     In placing orders for portfolio securities of a Fund, the Investment Advisers are generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that an Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), a Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Investment Advisers generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Investment Advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products including quotation equipment and computer related programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Investment Advisers in the performance of their decision-making responsibilities.
     Such services are used by the Investment Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of a Fund’s, and the services furnished by such brokers may be used by the Investment Advisers in providing management services for the Trust. On occasion, a broker-dealer might furnish an Investment Adviser with a service which has a mixed use (i.e., the service is used both for investment and brokerage activities and for other activities). Where this occurs, an Investment Adviser will reasonably allocate the cost of the service, so that the portion or specific component which assists in investment and brokerage activities is obtained using portfolio commissions from the Funds or other managed accounts, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by an Investment Adviser from its own funds.
     On occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which such Investment Adviser acts as investment adviser or sub-investment adviser), the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.
     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.
     Certain Funds may participate in a commission recapture program. Under the program, participating broker-dealers rebate a percentage of commissions earned on Fund portfolio transactions to the particular Fund from which they were generated. The rebated commissions are expected to be treated as realized capital gains of the Funds.
     Subject to the above considerations, the Investment Advisers may use Goldman Sachs or an affiliate as a broker for a Fund. In order for Goldman Sachs or an affiliate, acting as agent, to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.
     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. For the fiscal years ended August 31, 2006, August 31, 2005 and August 31, 2004, each Fund in existence paid brokerage commissions as follows. The amount of brokerage commissions paid by a Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

				Amount of
				Transactions
				Effected
				through Brokers	Total Brokerage
		Total Brokerage	Total Amount of	Providing	Commissions Paid
	Total Brokerage	Commissions Paid to	Transactions on which	Proprietary	for Proprietary
	Commissions Paid	Goldman Sachs[1]	Commissions Paid [1]	Research[2]	Research[2]
Fiscal Year Ended August 31, 2006

Balanced Fund	$135,441	$28,769(21%)[3]	$296,680,570(1%)[4]	$56,935,591	$62,193
Growth and Income Fund	959,696	28,603 (3%)[3]	1,089,641,503 (3%)[4]	512,226,270	545,506
Structured Large Cap Value Fund	324,835	82,946 (26%)[3]	2,068,943,462 (2%)[4]	—	—
Structured U.S. Equity Fund	257,472	13,948 (5%)[3]	2,178,918,662 (0%)[4]	—	—
Structured Large Cap Growth Fund	219,586	35,663 (16%)[3]	1,382,507,654 (3%)[4]	—	—
Structured Small Cap Equity Fund	442,746	24,454 (6%)[3]	1,687,440,090 (2%)[4]	—	—
Structured International Equity Fund	916,069	132,339 (14%)[3]	2,150,108,305 (0%)[4]	—	—
Capital Growth Fund	1,853,742	103,481 (6%)[3]	2,105,721,802 (1%)[4]	974,001,857	1,088,577
Strategic Growth Fund	284,613	45,989 (16%)[3]	374,020,397 (3%)[4]	101,398,755	110,941
Growth Opportunities Fund	2,985,073	328,129 (11%)[3]	3,363,446,940 (3%)[4]	1,333,126,126	1,489,562
Small/Mid Cap Growth Fund	126,685	1,230 (1%)[3]	133,692,471 (0%)[4]	17,366,555	28,245
Mid Cap Value Fund	5,757,704	292,094 (5%)[3]	5,970,461,589 (7%)[4]	2,165,313,420	2,858,070
Small Cap Value Fund	3,263,280	23,022 (1%)[3]	1,845,782,502 (0%)[4]	828,809,997	1,714,651
Large Cap Value Fund	1,453,947	134,684 (9%)[3]	1,656,807,587 (5%)[4]	694,058,024	795,990
Concentrated International Equity Fund	644,532	26,934 (4%)[3]	560,288,079 (5%)[4]	334,622,094	559,792
Japanese Equity Fund	171,333	40,078 (23%)[3]	88,528,991 (1%)[4]	81,724,309	158,544
International Small Cap Fund	462,658	12,572 (3%)[3]	229,745,931 (4%)[4]	210,227,689	432,199
Emerging Markets Equity Fund	2,707,649	9,245 (0%)[3]	1,704,918,226 (0%)[4]	761,401,776	1,878,111
Asia Equity Fund	775,611	- (0%)[3]	413,298,780 (1%)[4]	188,848,479	651,117
BRIC Fund	19,342	- (0%)[3]	16,371,807 (0%)[4]	12,994,499	16,383
Concentrated Growth Fund	142,671	20,892 (15%)[3]	190,753,564 (15%)[4]	84,511,108	80,467

[1]	The figures in the table report brokerage commissions only from securities transactions. For the year ended August 31, 2006, Goldman Sachs earned approximately $29,000, $28,600, $83,900, $13,900, $35,700, $24,500, $132,300, $103,500, $46,000, $328,100, $1,200, $292,100, $23,000, $134,700, $26,900, $40,100, $12,600, $9,200, $0, $0 and $20,900 in brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Balanced, Growth and Income, Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity, Capital Growth, Strategic Growth, Growth Opportunities, Small/Mid Cap Growth Fund, Mid Cap Value, Small Cap Value, Large Cap Value, Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity, BRIC and Concentrated Growth Funds, respectively.

[2]	Beginning March 31, 2004, the Investment Advisers no longer participate in third party soft dollar arrangements whereby the Investment Advisers are provided third party research and/or investment services by brokerage houses executing transactions on behalf of the Funds. The information above reflects the full commission amounts paid to brokers that provide their own proprietary research to the Investment Advisers. Only a portion of such commission pays for research and the remainder of such commission is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.

[3]	Percentage of total commissions paid to Goldman Sachs.

[4]	Percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.

	Total Brokerage	Total Brokerage	Total Amount of
	Commissions	Commissions Paid	Transactions on which
	Paid	to Goldman Sachs[1]	Commissions Paid [1]
Fiscal Year Ended August 31, 2005

Balanced Fund	$184,291	$1,906(1%)[2]	$205,232,801(1%)[3]
Growth and Income Fund	1,051,866	26,644 (3%)[2]	981,652,146 (3%)[3]
Structured Large Cap Value Fund	47,841	11,896 (25%)[2]	162,483,723 (20%)[3]
Structured U.S. Equity Fund	36,988	0 (0%)[2]	116,860,314 (0%)[3]

Structured Large Cap Growth Fund	75,235	15,577 (21%)[2]	274,801,821 (13%)[3]

Structured Small Cap Equity Fund	109,276	9,168 (8%)[2]	211,811,356 (14%)[3]

Structured International Equity Fund	161,361	0 (0%)[2]	208,975,560 (0%)[3]

Capital Growth Fund	1,616,446	6,966 (0%)[2]	1,481,838,314 (1%)[3]
Strategic Growth Fund	279,329	7,670 (3%)[2]	295,693,279 (4%)[3]

Growth Opportunities Fund	2,534,149	76,239 (3%)[2]	2,363,381,317 (5%)[3]
Small/Mid Cap Growth Fund	2,920	0 (0%)[2]	5,863,032 (0%)[3]

Mid Cap Value Fund	5,340,494	286,469 (5%)[2]	5,416,698,213 (8%)[3]

Small Cap Value Fund	3,251,167	18,976 (1%)[2]	1,592,414,930 (0%)[3]

Large Cap Value Fund	1,174,286	47,638 (4%)[2]	1,217,830,095 (7%)[3]
Concentrated International Equity Fund	684,288	35,833 (5%)[2]	511,438,988 (5%)[3]
Japanese Equity Fund	132,796	2,346 (2%)[2]	73,176,568 (1%)[3]
International Small Cap Fund	333,240	36,072 (11%)[2]	157,626,926 (6%)[3]
Emerging Markets Equity Fund	510,243	0 (0%)[2]	244,249,147 (0%)[3]
Asia Equity Fund	374,054	11,989 (3%)[2]	119,479,066 (3%)[3]
Concentrated Growth Fund	143,557	20,570 (14%)[2]	139,576,081 (20%)[3]

[1]	The figures in the table report brokerage commissions only from securities transactions. For the year ended August 31, 2005, Goldman Sachs earned approximately $19,100, $26,644, $25,700, $6,400, $26,700, $24,000, $68,800, $7,000, $7,700, $76,239, $0, $286,500, $19,000, $47,638, $40,600, $2,700, $38,800, $1,300, $12,000, and $20,600 in brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Balanced, Growth and Income, Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity, Capital Growth, Strategic Growth, Growth Opportunities, Small/Mid Cap Growth Fund, Mid Cap Value, Small Cap Value, Large Cap Value, Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity and Concentrated Growth Funds, respectively.

[2]	Percentage of total commissions paid to Goldman Sachs.

[3]	Percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.

	Total Brokerage	Total Brokerage	Total Amount of
	Commissions	Commissions Paid	Transactions on which
	Paid	to Goldman Sachs[1]	Commissions Paid [1]
Fiscal Year Ended August 31, 2004

Balanced Fund	$155,324	$8,651(6%)[2]	$132,306,039(3%)[3]
Growth and Income Fund	1,034,426	82,904 (8%)[2]	822,891,462 (5%)[3]
Structured Large Cap Value Fund	34,264	5,798 (17%)[2]	102,908,831 (25%)[3]
Structured U.S. Equity Fund	32,549	89 (0%)[2]	82,190,074 (0%)[3]
Structured Large Cap Growth Fund	53,956	3,634 (7%)[2]	136,230,491 (14%)[3]
Structured Small Cap Equity Fund	80,983	2,829 (3%)[2]	142,225,115 (6%)[3]
Structured International Equity Fund	35,554	- (0%)[2]	55,940,072 (0%)[3]
Capital Growth Fund	2,262,421	-(0%)[2]	2,068,192,305 (0%)[3]
Strategic Growth Fund	252,199	-(0%)[2]	174,317,936 (0%)[3]
Growth Opportunities Fund	1,774,851	8,166 (0%)[2]	1,123,306,282 (0%)[3]
Mid Cap Value Fund	3,312,046	98,319 (3%)[2]	2,244,983,127 (3%)[3]
Small Cap Value Fund	3,129,487	94,109 (3%)[2]	1,711,677,310 (2%)[3]
Large Cap Value Fund	896,603	92,085 (10%)[2]	610,054,482 (6%)[3]
Concentrated International Equity Fund	1,259,293	17,358 (1%)[2]	861,046,247 (1%)[3]
Japanese Equity Fund	148,955	1,395 (1%)[2]	82,147,467 (1%)[3]
International Small Cap Fund	279,842	18,602 (7%)[2]	140,655,258 (3%)[3]
Emerging Markets Equity Fund	552,286	4,157 (1%)[2]	281,492,515 (0%)[3]
Asia Equity Fund	334,438	9,531 (3%)[2]	140,180,931 (2%)[3]
Concentrated Growth Fund	130,387	7,170 (5%)[2]	82,126,595 (5%)[3]

[1]	The figures in the table report brokerage commissions only from securities transactions. For the year ended August 31, 2004, Goldman Sachs earned approximately $23,000, $83,000, $11,000, $5,000, $7,000, $10,000, $29,000, $0, $0, $8,000, $98,000, $94,000, $92,000, $67,000, $6,000, $20,000, $8,000, $10,000, and $7,000 in brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Balanced, Growth and Income, Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity and Concentrated Growth Funds, respectively.

[2]	Percentage of total commissions paid to Goldman Sachs.

[3]	Percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.

During the fiscal year ended August 31, 2006, the Funds’ regular broker-dealers, as defined in Rule 10b-1 under the Act, were Merrill Lynch & Co., Goldman Sachs & Co., SoundView, Spear, Leeds Kellogg, UBS Warburg Dillon Reed AG, Credit Suisse First Boston, Citigroup Salomon Smith Barney, Lehman Brothers Inc., Morgan Stanley, J.P. Morgan Chase & Co., and Deutsche Bank Securities, Inc.
As of August 31, 2006, the Funds held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands).

Fund	Broker/Dealer	Amount
Balanced Fund	Citigroup	$3,769
	J.P. Morgan Chase & Co.	375
	UBS	1,960
	Credit Suisse First Boston	1,500

Growth and Income Fund	Citigroup	31,949
	J.P. Morgan Chase & Co.	51,674
	Morgan Stanley	12,034
	Lehman Brothers	19,588
	Merrill Lynch	5,338

Structured Large Cap Value Fund	Merrill Lynch	5,820
	J.P. Morgan Chase & Co.	45,436

Structured U.S. Equity Fund	Merrill Lynch	24,824
	J.P. Morgan Chase & Co.	40,423
	Citigroup	9,365

Structured Large Cap Growth Fund	n/a

Structured Small Cap Equity Fund	n/a

Structured International Equity Fund	n/a

Capital Growth Fund	Merrill Lynch	15,140
	Morgan Stanley	19,336

Strategic Growth Fund	n/a

Growth Opportunities Fund	n/a

Small/Mid Cap Growth Fund	n/a

Mid Cap Value Fund	n/a

Small Cap Value Fund	n/a

Large Cap Value Fund	Citigroup	32,787
	Lehman Brothers	22,828
	Merrill Lynch	18,139
	J.P. Morgan Chase & Co.	59,947

Concentrated International Equity Fund	n/a

Japanese Equity Fund	n/a

Fund	Broker/Dealer	Amount
International Small Cap Fund	n/a

Emerging Markets Equity Fund	n/a

Asia Equity Fund	n/a

BRIC Fund	n/a

Concentrated Growth	n/a
NET ASSET VALUE
     In accordance with procedures adopted by the Trustees, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributed to each class of that Fund and dividing by the number of outstanding shares of that class. All securities are valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.
     The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value other than the Fund’s official closing net asset value that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders based on the official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.
     Portfolio securities of a Fund for which accurate market quotations are available are valued as follows: (i) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) will be valued at the last sale price or the official closing price on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if a closing bid price is not available, at either the exchange or system-defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining a Fund’s net asset value, the securities will be valued at the last sale price or official closing price, or if not available at the bid price at the time the net asset value is determined; (ii) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (iii) equity securities for which no prices are obtained under sections (i) or (ii) including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (iv) fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., Interactive Data Corp., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloomberg, EJV, Reuters or Standard & Poor’s); (v) fixed-income securities for which accurate market quotations are not readily available are valued by the Investment Advisers based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e., matrix pricing); (vi) debt securities with a remaining maturity of 60 days or less are valued by the Investment Adviser at amortized cost, which the Trustees have determined to approximate fair value; and (vii) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board of Trustees.
     The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank or pricing service. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.
     Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds’ net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. For Funds that invest a significant portion of assets in foreign equity securities, “Fair value” prices are provided by an independent fair value service (if available) and are intended to reflect more accurately the value of those securities at the time the Fund’s NAV is calculated. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Funds, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.
     The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund or particular series and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of expenses can otherwise be fairly made.
     The Trust has adopted a policy to handle certain NAV related errors occurring in the operation of the Funds, and under certain circumstances neither the Funds nor shareholders who purchase or sell shares during periods that errors accrue or occur may be recompensed in connection with the resolution of the error.
PERFORMANCE INFORMATION
     Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.
     Thirty-day yield is derived by dividing net investment income earned during the period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of such period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized by assuming that yield is realized each month for twelve months and is reinvested every six months. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.
     The distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.
     Average annual total return (before taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.
     Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).
     Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term). When the return after taxes on distributions and redemption of shares is higher than returns after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of shares, capital loss is recorded as a tax benefit which increases returns.
     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual value of such investment at the end of such period.

     Total return calculations for Class A Shares reflect the effect of paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class B and Class C Shares reflect deduction of the applicable contingent deferred sales charge (“CDSC”) imposed upon redemption of Class B and Class C Shares held for the applicable period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at net asset value. An after-tax total return for a Fund may be calculated by taking its total return and subtracting applicable federal taxes from the portions of a Fund’s total return attributable to capital gain and ordinary income distributions. This after-tax total return may be compared to that of other mutual funds with similar investment objectives as reported by independent sources. Any performance information which is based on a Fund’s net asset value per Share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available. The Funds’ performance quotations do not reflect any fees charged by an Authorized Dealer, Service Organization or other financial intermediary to its customer accounts in connection with investments in the Funds.
     Occasionally, statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare a Fund’s net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a Fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance. Each Fund’s performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, the type of portfolio instruments acquired, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, the performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.
     The Structured Large Cap Growth Fund commenced operations on May 1, 1997. The performance information for periods before that date is for a predecessor separate account managed by the Investment Adviser which converted into Class A Shares as of the commencement date. The performance record of the separate account quoted by the Fund has been adjusted downward based on the expenses applicable to Class A Shares (the class into which the separate account transferred) to reflect the expenses that were expected to be incurred by the Fund during its initial year of operation. These expenses include any sales charges and asset-based charges (i.e., fees under Distribution and Service Plans) imposed and other operating expenses. Total return quotations are calculated pursuant to the methodology prescribed by the SEC for standardized performance calculations. Prior to May 1, 1997, the separate account was a separate investment advisory account under discretionary management by the Investment Adviser and had substantially similar investment objectives, policies and strategies as the Fund. Unlike the Fund, the separate account was not registered as an investment company under the Act and therefore was not subject to certain investment restrictions and operational requirements that are imposed on investment companies by the Act. If the separate account had been registered as an investment company under the Act, the separate account’s performance may have been adversely affected by such restrictions and requirements. On May 1, 1997, the separate account transferred a portion of its assets to the Fund in exchange for Fund shares. The performance record of each other class has been linked to the performance of the separate account (based on Class A expenses) and the Class A performance for any periods prior to commencement of operations of a class of shares.
     The Service Shares of the Balanced, Capital Growth, Small Cap Value, Growth and Income, Structured U.S. Equity, Structured Large Cap Growth and Concentrated International Equity Funds commenced operations on August 15, 1997, August 15, 1997, August 15, 1997, March 6, 1996, June 7, 1996, May 1, 1997 and March 6, 1996, respectively. The Service Shares of these Funds had no operating or performance history prior thereto. However, in accordance with interpretive positions expressed by the staff of the SEC, each of these Funds has adopted the performance records of its respective Class A Shares from that class’s inception date (October 12, 1994, April 20, 1990, October 22, 1992, February 5, 1993, May 24, 1991, November 11, 1991 and December 1, 1992, respectively) to the inception dates of Service Shares stated above. Quotations of performance data of these Funds relating to this period include the performance record of the applicable Class A Shares (excluding the impact of any applicable front-end sales charge). The performance records of the applicable Class A Shares reflect the expenses incurred by the particular Fund’s Class A Shares. These expenses include asset-based charges (i.e., fees under Distribution and Service Plans) and other operating expenses. Total return quotations are calculated pursuant to SEC-approved methodology.
     A Fund’s performance data will be based on historical results and will not be intended to indicate future performance. A Fund’s total return, yield and distribution rate will vary based on market conditions, portfolio expenses, portfolio investments and other factors. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund. The value of a Fund’s shares will fluctuate and an investor’s shares may be worth more or less than their original cost upon redemption. Performance may reflect expense limitations in effect. In their absence, performance would be reduced.
     Total return will be calculated separately for each class of shares in existence. Because each class of shares is subject to different expenses, total return with respect to each class of shares of a Fund will differ.

SHARES OF THE TRUST
     The Funds, except the Structured Large Cap Value, Structured Large Cap Growth, Structured Small Cap Equity, Structured International Equity, Strategic Growth, Growth Opportunities, Small/Mid Cap Growth Fund, Large Cap Value, Japanese Equity, International Small Cap, Emerging Markets Equity, BRIC and Concentrated Growth Funds, were reorganized on April 30, 1997 from series of a Maryland corporation to part of Goldman Sachs Trust, a Delaware statutory trust, established by a Declaration of Trust dated January 28, 1997.
     The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have classified the shares of each of the Funds (other than the BRIC Fund) into five classes: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. The Trustees have classified shares of the BRIC Fund into three classes: Institutional Shares, Class A Shares and Class C Shares. Additional series and classes may be added in the future.
     Each Institutional Share, Service Share, Class A Share, Class B Share and Class C Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Service and Shareholder Administration Plans are borne exclusively by Service Shares, fees under Distribution and Service Plans are borne exclusively by Class A, Class B or Class C Shares and transfer agency fees and expenses are borne at different rates by different share classes. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the IRS. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See “Shareholder Guide” in the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” below. In addition, the fees and expenses set forth below for each class may be subject to voluntary fee waivers or reimbursements, as discussed more fully in the Funds’ Prospectuses.
     Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund under a Plan for services provided to the institution’s customers.
     Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain shareholder administration services and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of service fees and shareholder administration fees at the annual rate of up to 0.25% and 0.25%, respectively, of the average daily net assets of the Fund attributable to Service Shares.

     Class A Shares are sold, with an initial sales charge of up to 5.5%, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. (the “NASD”) and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares bear the cost of distribution and service fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. With respect to Class A Shares, the distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the NASD.
     Class B Shares of the Funds are sold subject to a CDSC of up to 5.0% through brokers and dealers who are members of the NASD and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B Shares. Class B Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class B Shares.
     Class C Shares of the Funds are sold subject to a CDSC of up to 1.0% through brokers and dealers who are members of the NASD and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.
     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A Shares, Class B Shares and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be the same amount, except for differences caused by the fact that the respective transfer agency and Plan fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.
     Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.
     When issued for the consideration described in the Funds’ Prospectuses, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer agency, servicing or similar charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require shareholders to redeem Shares for any reason under terms set by the Trustees.

     As of December 14, 2006, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Balanced Fund: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (62%).
     As of December 14, 2006, the following entity owned of record or beneficially more than 5% of the outstanding shares of the Growth and Income Fund: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (69%).
     As of December 14, 2006, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Structured Large Cap Value Fund: Institutional Class Shares, State Street Bank & Trust Co., for the benefit of Goldman Sachs Aggressive Growth, Omnibus a/c CORE Large Cap Value Fund, P.O. Box 1713, Boston, MA 02105-1713 (7%); Institutional Class Shares, State Street Bank & Trust Co., for the benefit of Goldman Sachs Growth Strategy, Omnibus a/c CORE Large Cap Value Fund, P.O. Box 1713, Boston, MA 02105-1713 (21%); Institutional Class Shares, State Street Bank & Trust Co., for the benefit of Goldman Sachs Growth & Income Strategy, Omnibus a/c CORE Large Cap Value Fund, P.O. Box 1713, Boston, MA 02105-1713 (18%); Class A Shares, IMS & Co., for the exclusive benefit of various IMS customers, P.O. Box 173877, Denver, CO 80217-3877 (8%); Class A Shares, Nationwide Trust Co., c/o IPO Portfolio Accounting, P.O. Box 182029, Columbus, OH 43218-2029 (5%); Class A Shares, Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (8%).
     As of December 14, 2006, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Structured U.S. Equity Fund: Institutional Class Shares, State Street Bank & Trust, Goldman Sachs Profit Sharing Master Trust, P.O. Box 1992, Boston, MA 02105-1992 (8%); Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (11%); Institutional Class Shares, SEI Private Trust Company, c/o First Tennessee, One Freedom Valley Drive, Oaks, PA 19456 (6%); Institutional Class Shares, SEI Private Trust Company, c/o First Tennessee, One Freedom Valley Drive, Oaks, PA 19456 (9%).
     As of December 14, 2006, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Structured Large Cap Growth Fund: Class A Shares, IMS & Co., for the exclusive benefit of customers, P.O. Box 173877, Denver, CO 80217-3877 (10%); Institutional Class Shares, State Street Bank & Trust Co., for the benefit of Goldman Sachs Aggressive Growth, Omnibus a/c CORE Large Cap Growth Fund, P.O. Box 1713, Boston, MA 02105-1713 (9%); Institutional Class Shares, State Street Bank & Trust Co., for the benefit of Goldman Sachs Growth Strategy, Omnibus a/c CORE Large Cap Growth Fund, P.O. Box 1713, Boston, MA 02105-1713 (25%); Institutional Class Shares, State Street Bank & Trust Co., for the benefit of Goldman Sachs Growth & Income Strategy, Omnibus a/c CORE Large Cap Growth Fund, P.O. Box 1713, Boston, MA 02105-1713 (21%); Class A Shares, Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (10%).
     As of December 14, 2006, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Structured Small Cap Equity Fund: Institutional Class Shares, Mercer Trust Company, for the benefit of Thomson 401k Savings Plan, One Investors Way N-7-E, Norwood, MA 02062-1599 (5%); Institutional Class Shares, Fidelity Investments

Institutional Operations Co., Inc., as agents for certain employee benefits plans, 100 Magellan Way, Covington, KY 41015-1999 (14%); Institutional Class Shares, State Street Bank & Trust, for the benefit of Goldman Sachs Growth Strategy, Omnibus a/c CORE Small Cap Equity Fund, P.O. Box 1713, Boston, MA 02105-1713 (5%); Institutional Class Shares, SEI Private Trust Company, c/o 683, One Freedom Valley Drive, Oaks, PA 19456 (11%).
     As of December 14, 2006, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Structured International Equity Fund: Institutional Class Shares, State Street Bank and Trust Co., for the benefit of Goldman Sachs Aggressive Growth, Omnibus a/c CORE International Equity Fund, P.O. Box 1713, Boston, MA 02105-1713 (7%); Institutional Class Shares, State Street Bank and Trust Co., for the benefit of Goldman Sachs Growth Strategy, Omnibus a/c CORE International Equity Fund, P.O. Box 1713, Boston, MA 02105-1713 (18%); Institutional Class Shares, State Street Bank and Trust Co., for the benefit of Goldman Sachs Growth & Income Strategy, Omnibus a/c CORE International Equity Fund, P.O. Box 1713, Boston, MA 02105-1713 (15%); Class A Shares, IMS & Co., for the exclusive benefit of various IMS customers, P.O. Box 173877, Denver, CO 80217-3877 (7%); Class A Shares, Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (7%).
     As of December 14, 2006, the following entity owned of record or beneficially more than 5% of the outstanding shares of the Capital Growth Fund: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (18%).
     As of December 14, 2006, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Strategic Growth Fund: Institutional Class Shares, The Northern Trust Company, for the benefit of certain retirement savings plan, P.O. Box 92956, Chicago, IL 60675-2977 (5%); Institutional Class Shares, Charles Schwab & Co. Inc., special custody account for the benefit of customers, 9601 E. Panorama Circle, Mailstop DEN2-02-52, Englewood, CO 80112-3441 (5%); Institutional Class Shares, J.P. Morgan Chase Bank, for the benefit of certain retirement savings plan, c/o J.P. Morgan RPS MGMT RPTG Team, P.O. Box 419784, Kansas City, MO 64141-6784 (16%).
     As of December 14, 2006, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Growth Opportunities Fund: Institutional Class Shares, Nationwide Trust Co., for the benefit of Deseret Mutual Savings Plans, 98 San Jacinto Blvd., Ste. 1100, Austin, TX 78701-4255 (7%); Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (7%).
     As of December 14, 2006, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Small/Mid Cap Growth Fund: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (6%); Class A Shares, GPC Securities Inc., as agent for Merrill Lynch Bank and Trust Co., for the benefit of certain retirement savings plan, P.O. Box 105779, Atlanta, GA 30348-5779 (7%); Class A Shares, GPC Securities Inc., as agent for Merrill Lynch Bank and Trust Co., for the benefit of certain retirement savings plan, P.O. Box 105779, Atlanta, GA 30348-5779 (60%).

     As of December 14, 2006, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Mid Cap Value Fund: Institutional Class Shares, Fidelity Investments Institutional Operations Co., Inc., as agent for certain employee benefits plans, 100 Magellan Way, Covington, KY 41015-1999 (7%); Institutional Class Shares, State Street Bank & Trust, Goldman Sachs Profit Sharing Master Trust, P.O. Box 1992, Boston, MA 02105-1992 (5%); Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (7%); Class A Shares, Charles Schwab & Co., Inc., special custody account for the benefit of customers, 101 Montgomery Street, San Francisco, CA 94104-4122 (7%).
     As of December 14, 2006, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Small Cap Value Fund: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (7%); Institutional Class Shares, Fidelity Investments Institutional Operations Co., Inc., as agent for certain employee benefits plans, 100 Magellan Way, Covington, KY 41015-1999 (8%); Class A Shares, Hartford Life Insurance Co., for the benefit of its customer, P.O. Box 2999, Hartford, CT 06104-2999 (5%).
     As of December 14, 2006, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Large Cap Value Fund: Institutional Class Shares, State Street Bank & Trust, Goldman Sachs Profit Sharing Master Trust, Josiah Quincy Building 5N, 200 Newport Avenue, North Quincy, MA 02171-2102 (5%); Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (6%).
     As of December 14, 2006, the following entity owned of record or beneficially more than 5% of the outstanding shares of the Concentrated International Equity Fund: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (20%); Institutional Class Shares, Dane & Co., State Street Bank, for the benefit of its customer, P.O. Box 5496, Boston, MA 02206-5496 (6%).
     As of December 14, 2006, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Japanese Equity Fund: Class A Shares, Goldman Sachs & Co., for the benefit of its customer, 85 Broad Street, New York, NY 10004-2434 (6%).
     As of December 14, 2006, the following entities owned of record or beneficially more than 5% of the outstanding shares of the International Small Cap Fund: Institutional Class Shares, SEI Private Trust Co., c/o Suntrust SAS Accounting, One Freedom Valley Drive, Oaks, PA 19456 (5%); Institutional Class Shares, Goldman Sachs & Co., for the benefit of its customer, 85 Broad Street, New York, NY 10004-2434 (7%); Institutional Class Shares, Goldman Sachs & Co., for the benefit of its customer, 85 Broad Street, New York, NY 10004-2434 (12%).
     As of December 14, 2006, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Emerging Markets Equity Fund: Institutional Class Shares, State Street Bank & Trust Co., for the benefit of Goldman Sachs Growth Strategy, Omnibus a/c Emerging Markets Equity Fund, P.O. Box 1713, Boston, MA 02105-1713 (5%);

Institutional Class Shares, SEI Private Trust Co., c/o Suntrust Bank, One Freedom Valley Drive, Oaks, PA 19456 (12%).
     As of December 14, 2006, the following entity owned of record or beneficially more than 5% of the outstanding shares of the Asia Equity Fund: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (9%).
     As of December 14, 2006, the following entity owned of record or beneficially more than 5% of the outstanding shares of the BRIC: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (15%); Institutional Class Shares, Goldman Sachs Seed Account, 701 Mount Lucas Rd., Princeton, NJ 08540-1911 (16%).
     As of December 14, 2006, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Concentrated Growth Fund: Institutional Class Shares, Vanguard Fiduciary Trust Company, Goldman Sachs Funds, P.O. Box 2600, Valley Forge, PA 19482-2600 (9%); Institutional Class Shares, Wells Fargo Bank, N.A., for the benefit of Alaska Railroad Corporation, P.O. Box 1533, Minneapolis, MN 55480-1533 (6%); Institutional Class Shares, Charles Schwab & Co. Inc., special custody account for the benefit of customers, 9601 E. Panorama Circle, Mailstop DEN2-02-052, Englewood, CO 80112-3441 (20%).
     The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.
     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.
     The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.
     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their respective shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series, or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on the business or operations of the Trust or series.
     The Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.
     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.
     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the

Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such Series or Class, but may have no power or authority with respect to any other series or class.
Shareholder and Trustee Liability
     Under Delaware Law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.
     In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.
     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
TAXATION
     The following is a summary of certain additional U.S. federal income, and state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of the Trust that are not described in the Prospectus. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.
Fund Taxation
     Each Fund is treated as a separate taxable entity. Each Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code.
     There are certain tax requirements that each Fund must follow if it is to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (1) the Fund derive at least 90% of its gross income (including tax-exempt interest) for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to the Fund’s business of investing in such stocks, securities or currencies or net income derived from an interest in a qualified publicly traded partnership (the “90% gross income test”); and (2) the Fund diversify its holdings so that at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses or certain publicly traded partnerships.
     For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations for U.S. tax purposes will generally have the same character for the Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund’s portfolio or anticipated to be acquired may not qualify as “directly-related” under these tests.
     If a Fund complies with the provisions discussed above, then in any taxable year in which the Fund distributes, in compliance with the Code’s timing and other requirements, at least 90%

of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. Because there are some uncertainties regarding the computation of the amounts deemed distributed to Fund shareholders for these purposes – including, in particular, uncertainties regarding the portion, if any, of amounts paid in redemption of Fund shares that should be treated as such distributions – there can be no assurance that each Fund will avoid corporate-level tax in each year.
     If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (1) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of that undistributed amount, and (2) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the Structured International Equity, Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity or BRIC Funds and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. Each Fund generally expects, however, to be able to obtain sufficient cash to satisfy those requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its taxable income and net capital gain at corporate rates, without any deduction for dividends paid, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.
     To avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for the calendar year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for all previous years that were not distributed for those years and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or

December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders, and deductible by the Fund, as if paid on December 31 of the year declared. Each Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that it will generally not be required to pay the excise tax.
     For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. As of August 31, 2006, the following Funds had capital loss carryforwards approximating the amounts indicated, expiring in the years indicated:

	Capital Loss
Fund	Carryforward	Expiration
Growth and Income	$1,571,147	2010

Structured U.S. Equity	21,317,839	2010

Structured Large Cap Growth	110,628,623	2010
	145,633,770	2011

Structured International Equity	506,100	2010

Capital Growth	222,589,151	2011

Strategic Growth	23,295,339	2010
	32,615,744	2011
	13,060,848	2012
	2,826,194	2013

Concentrated International Equity	106,700,469	2010
	320,228,093	2011
	69,572,929	2012

Japanese Equity	11,026,243	2010
	5,228,295	2011
	1,408,407	2012

International Small Cap	69,140,653	2010
	51,047,001	2011

Asia Equity	2,489,328	2007
	3,727,234	2009
	15,182,667	2010
	525,255	2011

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be “marked-to-market” for federal income tax purposes — that is, treated as having been sold at their fair market value on the last day of the Fund’s taxable year (or, for excise tax purposes, on the last day of the relevant period). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, it may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund, and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described in this paragraph may affect the amount, timing and character of a Fund’s distributions to shareholders. Application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, total return, mortgage or index swaps may be unclear in some respects, and a Fund may therefore be required to limit its participation in those kinds of transactions. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.
     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments which may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes, with the result being either no dividends being paid or a portion of a Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.
     A Fund’s investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will in many cases cause it to realize income or gain before the receipt of cash payments with respect to these securities or contracts. For a Fund to obtain cash to enable the Fund to distribute any such income or gain, maintain its qualification as a regulated investment company and avoid federal income and excise taxes, a Fund may be required to liquidate portfolio investments sooner than it might otherwise have done.
     Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will generally need to be addressed by a Fund, if it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.
     If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (“passive foreign investment companies”), that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from those companies or gain from the sale of stock in those companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but those elections would require the Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may attempt to limit and/or to manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.
Foreign Taxes
     Each Fund anticipates that it may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate those foreign taxes in some cases. If, as may occur for the Structured International Equity, Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity and BRIC Funds, more than 50% of a Fund’s total assets at the close of a taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the “IRS”) pursuant to which the shareholders of the Fund will be required (1) to report as dividend income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by those shareholders, and (2) to treat those respective pro rata shares as foreign income taxes paid by them, which they can claim either as a foreign tax credit, subject to applicable limitations, against their U.S. federal income tax liability or as an itemized deduction. (Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by a Fund, although those shareholders will be required to include their share of such taxes in gross income if the foregoing election is made by the Fund.)
     If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by the Structured International Equity, Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity and BRIC Funds, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder’s particular tax situation, certain shareholders of the Structured International Equity, Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity and BRIC Funds may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Fund even if the election is made by that Fund.
     Shareholders who are not liable for U.S. federal income taxes, including retirement plans, other tax-exempt shareholders and non-U.S. shareholders, will ordinarily not benefit from the foregoing Fund election with respect to foreign taxes. Each year, if any, that the Structured International Equity, Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Equity or BRIC Fund file the election described above, shareholders will be notified of the amount of (1) each shareholder’s pro rata share of qualified foreign taxes paid by the Fund and (2) the portion of Fund dividends that represents income from foreign sources. The other Funds will not be entitled to elect to pass foreign taxes and associated credits or deductions through to their shareholders because they will not satisfy the 50% requirement described above. If a Fund cannot or does not make this election, it may deduct its foreign taxes in computing the amount it is required to distribute.
Non-U.S. Shareholders
     The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law.
     For distributions attributable to a Fund’s taxable year beginning after December 31, 2007, shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder; but distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to such a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by the Structured International Equity, Concentrated International Equity, Japanese Equity, International Small Cap, Emerging Markets Equity and Asia Equity Funds to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.
     Under current provisions of the Code, for distributions attributable to a Fund’s taxable years beginning before January 1, 2008, non-U.S. shareholders generally will not be subject to U.S. federal income tax on distributions attributable to “portfolio interest” or short-term capital gains unless (1) the distributions are effectively connected with a U.S. trade or business of the shareholder, or (2) with respect to short-term capital gains, the shareholder is a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and certain other conditions are met. If the distributions are effectively connected with a U.S. trade or business of a shareholder, then distributions will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions by each Fund that are attributable to short-term capital gains during the above periods will also generally be free of U.S. withholding tax; by contrast, there will be tax withheld with respect to distributions attributable to interest income of the Fund, so that non-U.S. shareholders who are exempt from U.S. federal income tax with respect to all or a portion of those interest-related dividends will need to file U.S. federal income tax returns to claim refunds of those withholding taxes.
     Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.
     Non-U.S. persons who fail to furnish a Fund with the proper IRS Form W-8 (i.e., W-8BEN, W-8ECI, W-8IMY or W-8EXP), or an acceptable substitute, may be subject to backup withholding at a 28% rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges.
     Also, non-U.S. shareholders of a Fund may be subject to U.S. estate tax with respect to their Fund shares.
     Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, the Funds.

State and Local Taxes
     Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, in those states or localities that impose income taxes, the treatment of such a Fund and its shareholders under those jurisdictions’ tax laws may differ from the treatment under federal income tax laws, and an investment in such a Fund may have tax consequences for shareholders that are different from those of a direct investment in such Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning state and local tax matters.
FINANCIAL STATEMENTS
     The audited financial statements and related reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, contained in each Fund’s 2006 Annual Report are hereby incorporated by reference. The financial statements in each Fund’s Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other parts of any Annual Report are incorporated by reference herein. A copy of the Annual Reports may be obtained upon request and without charge by writing Goldman, Sachs & Co., P.O. Box 06050, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund’s Prospectus.
PROXY VOTING
     The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
     The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.
Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the “Guidelines”) developed by Institutional Shareholder Services (“ISS”), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Attached as Appendix B is a summary of the Guidelines.
     ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment Adviser’s policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.
     In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser’s guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.
     The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.
     The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser’s use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS’s recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.
Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.
     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on or through the Funds’ website at http://www.goldmansachsfunds.com and on the SEC’s website at http://www.sec.gov.
PAYMENTS TO INTERMEDIARIES
     The Investment Adviser, Distributor and/or their affiliates may make payments to Authorized Dealers, Service Organizations and other financial intermediaries (“Intermediaries”)

from time to time to promote the sale, distribution and/or servicing of shares of the Funds. These payments (“Additional Payments”) are made out of the Investment Adviser’s, Distributor’s and/or their affiliates own assets, and are not an additional charge to the Funds or their shareholders. The Additional Payments are in addition to the distribution and service fees paid by the Funds described in the Funds’ Prospectuses and this Additional Statement, and are also in addition to the sales commissions payable to Intermediaries as set forth in the Prospectuses.
     These Additional Payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Funds; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Funds. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for subaccounting, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Funds. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable NASD regulations. The amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements) is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. The Additional Payments are negotiated based on a range of factors, including but not limited to, ability to attract and retain assets (including particular classes of Funds’ shares), target markets, customer relationships, quality of service and industry reputation.
     For the fiscal year ended August 31, 2006, the Investment Adviser, Distributor and their affiliates made Additional Payments out of their own assets to approximately 30 Intermediaries. During the fiscal year ended August 31, 2006, the Investment Adviser, Distributor and their affiliates paid to Intermediaries approximately $10 million in Additional Payments (excluding payments made through sub-transfer agency and networking agreements) with respect to all of the funds of the Trust (including the Funds included in this Additional Statement) and all of the funds in an affiliated investment company, Goldman Sachs Variable Insurance Trust.

     The Additional Payments made by the Investment Adviser, Distributor and/or their affiliates may be different for different Intermediaries and may vary with respect to the type of fund (e.g., equity, fund, fixed income fund, specialty fund, asset allocation portfolio or money market fund) sold by the Intermediary. In addition, the Additional Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases. The presence of these Additional Payments, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. Shareholders should contact their Authorized Dealer or other Intermediary for more information about the payments they receive and any potential conflicts of interest.
     Please contact your Intermediary if you have a question about whether your Intermediary receives the Additional Payments described above. For additional questions, please contact Goldman Sachs Funds at 1-800-621-2550.
OTHER INFORMATION
Selective Disclosure of Portfolio Holdings
     The Board of Trustees of the Trust and the Investment Adviser have adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers. The policy provides that neither a Fund nor its Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as nonpublic information about its trading strategies or pending transactions. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website. Information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the Funds’ website.
     Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Investment Advisor’s legal or compliance department. Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Fund,) only upon approval by the Fund’s Chief Compliance Officer, who must first determine that the Fund has a legitimate business purpose for doing so and check with the Fund Transfer Agent to ascertain whether the third party has been identified as an excessive trader. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Advisers and their affiliates, the Funds’ independent registered public accounting firm, the Funds’ custodian, the Funds’ legal counsel- Drinker Biddle & Reath LLP, the Funds’ financial printer- Bowne, and the Funds’ proxy voting service- ISS. These entities are obligated to keep such information confidential. Third party providers of custodial or accounting services to the Funds may release non-public portfolio holdings information of the Funds only with the permission of Fund Representatives. From time to time portfolio holdings information may be provided to broker-dealers solely in connection with a Fund seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information. All marketing materials prepared by the Trust’s principal underwriter is reviewed by Goldman Sachs’ Compliance department for consistency with the Trust’s portfolio holdings disclosure policy.
     The Goldman Sachs’ equity funds currently intend to publish on the Trust’s website (http://www.goldmansachsfunds.com) complete portfolio holdings for each equity fund as of the end of each calendar quarter subject to a fifteen calendar day lag between the date of the information and the date on which the information is disclosed. In addition, the Goldman Sachs’ equity funds intend to publish on their website month-end top ten holdings subject to a ten calendar day lag between the date of the information and the date on which the information is disclosed. The Goldman Sachs non-money market fixed income Funds currently intend to publish complete portfolio holdings on their website as of the end of each fiscal quarter, subject to a thirty calendar day lag, and to post selected holdings information monthly on a ten calendar day lag. The Financial Square Prime Obligations Fund, Financial Square Money Market Fund, Institutional Liquid Assets Prime Obligations Portfolio and Institutional Liquid Assets Money Market Portfolio publish their holdings as of the end of each month subject to a thirty calendar day lag between the date of the information and the date on which the information is disclosed. The other Financial Square Funds and Institutional Liquid Assets money market funds publish their holdings as of the end of each calendar quarter subject to a thirty calendar day lag between the date of the information and the date on which the information is disclosed. A Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.
     Under the policy, Fund Representatives will initially supply the Board of the Trustees with a list of third parties who receive portfolio holdings information pursuant to any ongoing arrangement. In addition, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. In addition, the Board of Trustees is to approve at its meetings a list of Fund Representatives who are authorized to disclose portfolio holdings information under the policy. As of the date of this Additional Statement, only certain officers of the Trust as well as certain senior members of the compliance and legal groups of the Investment Adviser have been approved by the Board of Trustees to authorize disclosure of portfolio holdings information.
Miscellaneous
     Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund’s net asset value per share. See “Net Asset Value.” If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.
     The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)
     As stated in the Prospectuses, the Trust may authorize Service Organizations, Authorized Dealers and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Service Organizations, Authorized Dealers or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.
     In the interest of economy and convenience, the Trust does not issue certificates representing the Funds’ shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.
     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.
DISTRIBUTION AND SERVICE PLANS
(Class A Shares, Class B Shares and Class C Shares Only)
     Distribution and Service Plans. As described in the Prospectuses, the Trust has adopted, on behalf of Class A, Class B and Class C Shares of each Fund, distribution and service plans (each a “Plan”). See “Shareholder Guide — Distribution and Service Fees” in the Prospectus. The distribution fees payable under the Plans are subject to Rule 12b-1 under the Act, and finance distribution and other services that are provided to investors in the Funds, and enable the Funds to offer investors the choice of investing in either Class A, Class B or Class C Shares when investing in the Funds. In addition, distribution fees payable under the Plans may be used to assist the Funds in reaching and maintaining asset levels that are efficient for the Funds’ operations and investments.
     The Plans for each Fund were most recently approved by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans on June 15, 2006.
     The compensation for distribution services payable under a Plan to Goldman Sachs may not exceed 0.25%, 0.75% and 0.75%, per annum of a Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively, of such Fund. Under the Plans for Class B and Class C Shares, Goldman Sachs is also entitled to receive a separate fee for personal and account maintenance services equal on an annual basis to 0.25% of each Fund’s average daily net assets attributable to Class B or Class C Shares. With respect to Class A Shares, the distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the NASD.
     Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and CDSC on Class A, Class B and Class C Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class A, Class B and Class C Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fees as compensation for its services and expenses of distributing the Funds’ Class A, Class B and Class C Shares.

     Under each Plan, Goldman Sachs, as distributor of each Fund’s Class A, Class B and Class C Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.
     The Plans will remain in effect until June 30, 2007 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation described therein without approval of a majority of the outstanding Class A, Class B or Class C Shares of the affected Fund and affected share class, but may be amended without shareholder approval to increase materially the amount of non-distribution compensation. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A, Class B or Class C Shares, respectively, of the affected Fund and affected share class. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Fund would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Funds and their Class A, Class B and Class C Shareholders.

The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal years ended August 31, 2006, August 31, 2005 and August 31, 2004 by each Fund then in existence pursuant to the Class A Plan:

	Fiscal year	Fiscal year	Fiscal year
	ended	ended	ended
	August 31,	August 31,	August 31,
	2006	2005	2004
Balanced Fund	$457,088	$466,557	$392,563
Growth and Income Fund	2,439,320	1,987,617	1,345,021
Structured Large Cap Value Fund	699,776	334,913	234,638
Structured U.S. Equity Fund	1,324,785	1,116,751	976,536
Structured Large Cap Growth Fund	555,144	324,563	319,044
Structured Small Cap Equity Fund	443,067	349,991	248,630
Structured International Equity Fund	1,174,234	528,922	471,015
Capital Growth Fund	3,407,959	3,422,358	3,575,375
Strategic Growth Fund	338,780	420,863	430,747
Growth Opportunities Fund	2,496,462	1,940,626	1,365,833
Small/Mid Cap Growth Fund[1]	101,903	97	—
Mid Cap Value Fund	7,855,799	4,351,797	1,740,117
Small Cap Value Fund	2,619,415	2,591,593	2,037,564
Large Cap Value Fund	1,494,643	999,206	650,190
Concentrated International Equity Fund	866,469	780,199	1,452,991
Japanese Equity Fund	107,709	95,209	154,488
International Small Cap Fund	237,875	103,640	170,148
Emerging Markets Equity Fund	620,458	112,860	144,111
Asia Equity Fund	212,416	120,220	179,422
BRIC Fund[2]	665	0	0
Concentrated Growth Fund	167,342	158,432	147,191

[1]	The Class A Share class of the Small/Mid Cap Growth Fund commenced operations on June 30, 2005.

[2]	The Class A Share class of the BRIC Fund commenced operations on June 30, 2006.

     The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal years ended August 31, 2006, August 31, 2005 and August 31, 2004 by each Fund then in existence pursuant to the Class B Plan:

	Fiscal year	Fiscal year	Fiscal year
	ended	ended	ended
	August 31,	August 31,	August 31,
	2006	2005	2004
Balanced Fund	$244,871	$309,690	$307,402
Growth and Income Fund	751,933	976,163	907,535
Structured Large Cap Value Fund	195,428	207,952	194,296
Structured U.S. Equity Fund	909,705	1,145,578	1,233,382
Structured Large Cap Growth Fund	535,270	736,171	896,993
Structured Small Cap Equity Fund	179,952	196,949	211,060
Structured International Equity Fund	91,706	73,209	64,791
Capital Growth Fund	1,291,566	1,819,941	2,199,289
Strategic Growth Fund	89,535	109,329	122,165
Growth Opportunities Fund	846,998	914,006	914,415
Small/Mid Cap Growth Fund[1]	8,380	75	—
Mid Cap Value Fund	2,230,154	1,964,249	1,329,226
Small Cap Value Fund	957,886	1,147,869	1,117,451
Large Cap Value Fund	246,051	216,778	157,572
Concentrated International Equity Fund	141,737	206,762	273,284
Japanese Equity Fund	29,067	19,615	19,852
International Small Cap Fund	53,520	42,179	25,946
Emerging Markets Equity Fund	105,357	45,206	26,205
Asia Equity Fund	46,920	49,044	40,251
Concentrated Growth Fund	2,445	1,025	889

[1]	The Class B Share class of the Small/Mid Cap Growth Fund commenced operations on June 30, 2005.

     The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal years ended August 31, 2006, August 31, 2005 and August 31, 2004 by each Fund then in existence pursuant to the Class C Plan:

	Fiscal year	Fiscal year	Fiscal year
	ended	ended	ended
	August 31,	August 31,	August 31,
	2006	2005	2004
Balanced Fund	$61,501	$60,905	$59,363
Growth and Income Fund	168,433	147,084	112,796
Structured Large Cap Value Fund	216,928	196,023	157,681
Structured U.S. Equity Fund	377,591	397,338	395,621
Structured Large Cap Growth Fund	265,750	316,640	355,785
Structured Small Cap Equity Fund	269,567	226,815	205,727
Structured International Equity Fund	58,743	43,885	40,209
Capital Growth Fund	748,286	850,310	987,401
Strategic Growth Fund	112,228	114,343	118,400
Growth Opportunities Fund	1,208,745	914,486	695,828
Small/Mid Cap Growth Fund[1]	30,687	24	—
Mid Cap Value Fund	3,664,312	2,141,418	728,726
Small Cap Value Fund	1,197,845	1,338,256	1,115,463
Large Cap Value Fund	438,366	252,621	125,622
Concentrated International Equity Fund	204,717	172,748	159,519
Japanese Equity Fund	40,499	16,661	20,400
International Small Cap Fund	74,506	72,767	30,546
Emerging Markets Equity Fund	127,408	18,432	11,134
Asia Equity Fund	30,099	18,672	15,542
BRIC Fund[2]	693	0	0
Concentrated Growth Fund[3]	4,518	3,216	2,352

[1]	The Class C Share class of the Small/Mid Cap Growth Fund commenced operations on June 30, 2005.

[2]	The Class C Share class of the BRIC Fund commenced operations on June 30, 2006.

[3]	The Class C Share class of the Concentrated Growth Fund commenced operations on September 3, 2002.

     During the fiscal year ended August 31, 2006, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan of each applicable Fund with Class A Shares then in existence:

				Printing and
		Compensation and		Mailing of
		Expenses of the	Allocable	Prospectuses to	Preparation and
		Distributor and Its	Overhead,	Other Than	Distribution of
	Compensation to	Sales	Telephone and	Current	Sales Literature
	Dealers[1]	Personnel	Travel Expenses	Shareholders	and Advertising	Totals
Fiscal Year Ended August 31, 2006:

Goldman Sachs Balanced Fund	$500,555	$209,811	$0	$0	$0	$710,366
Goldman Sachs Growth and Income Fund	2,484,221	823,601	589,242	51,942	97,582	4,046,588
Goldman Sachs Structured Large Cap Value Fund	709,098	351,301	231,659	20,421	38,364	1,350,844
Goldman Sachs Structured US Equity Fund	1,310,725	382,834	274,369	24,186	45,437	2,037,551
Goldman Sachs Structured Large Cap Growth Fund	514,617	209,835	151,712	12,283	23,075	911,522
Goldman Sachs Structured Small Cap Equity Fund	390,488	395,190	300,984	23,357	43,880	1,153,898
Goldman Sachs Structured International Equity Fund	527,154	2,066,947	1,535,275	135,335	254,252	4,518,961
Goldman Sachs Capital Growth Fund	2,985,729	2,177,002	1,399,942	260,417	231,840	7,054,931
Goldman Sachs Strategic Growth Fund	140,990	892,018	635,921	56,056	105,313	1,830,298
Goldman Sachs Growth Opportunities Fund	2,308,002	1,893,873	1,278,633	112,712	211,750	5,804,969
Goldman Sachs Small/Mid Cap Growth Fund	110,243	4,315	474,607	41,837	78,598	709,600
Goldman Sachs Mid Cap Value Fund	8,505,964	6,096,888	3,661,016	322,719	606,288	19,192,875
Goldman Sachs Small Capital Value Fund	2,415,127	1,848,514	1,351,798	119,161	223,867	5,958,468
Goldman Sachs Large Cap Value Fund	891,396	3,185,560	2,416,669	213,030	400,216	7,106,871
Goldman Sachs Concentrated International Equity Fund	567,815	864,443	647,194	57,050	107,180	2,243,682
Goldman Sachs Japanese Equity Fund	34,868	285,095	184,160	16,234	30,498	550,855
Goldman Sachs Intl Small Cap Fund	103,983	494,109	371,549	32,752	61,531	1,063,925
Goldman Sachs Emerging Markets Equity Fund	246,855	1,223,601	951,282	83,856	157,539	2,663,132
Goldman Sachs Asia Equity Fund	63,960	384,103	303,581	26,761	50,275	828,679
Goldman Sachs BRIC Fund	—	—	—	—	—	—
Goldman Sachs Concentrated Growth Fund	25,776	630,370	472,483	41,649	78,246	1,248,524

[1]	Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of 18 months; amounts presented above reflect amortization expense recorded during the period presented.

     During the fiscal year ended August 31, 2006 Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan of each applicable Fund with Class B Shares then in existence:

				Printing and
				Mailing of
		Compensation and	Allocable	Prospectuses to	Preparation and
		Expenses of the	Overhead,	Other Than	Distribution of
	Compensation to	Distributor and Its	Telephone and	Current	Sales Literature
	Dealers[1]	Sales Personnel	Travel Expenses	Shareholders	and Advertising	Totals
Fiscal Year Ended August 31, 2006:

Balanced Fund	$94,249	$54,084	$0	$0	$0	$148,333
Growth and Income Fund	545,707	193,713	116,828	10,298	19,348	885,895
Structured Large Cap Value Fund	86,625	24,030	14,530	1,281	2,406	128,873
Structured U.S. Equity Fund	296,829	157,547	100,019	8,817	16,564	579,776
Structured Large Cap Growth Fund	169,206	184,658	116,321	10,254	19,263	499,702
Structured Small Cap Equity Fund	68,102	48,220	28,953	2,552	4,795	152,622
Structured International Equity Fund	12,603	16,744	9,766	861	1,617	41,591
Capital Growth Fund	421,228	551,007	444,105	39,148	73,547	1,529,035
Strategic Growth Fund	68,274	39,820	21,932	1,933	3,632	135,591
Growth Opportunities Fund	785,493	331,841	187,769	16,552	31,096	1,352,751
Small/Mid Cap Growth Fund	5,465	—	17,708	1,561	2,933	27,666
Goldman Sachs Mid Cap Value Fund	1,685,624	717,631	399,257	35,195	66,120	2,903,826
Small Cap Value Fund	771,738	295,577	174,654	15,396	28,924	1,286,290
Large Cap Value Fund	195,149	82,286	762,550	67,219	126,283	1,233,487
Concentrated International Equity Fund	87,204	0	0	0	0	87,204
Japanese Equity Fund	26,766	20,474	10,419	918	1,726	60,303
International Small Cap Fund	78,579	37,942	20,454	1,803	3,387	142,165
Emerging Markets Equity Fund	63,494	60,340	35,161	3,099	5,823	167,917
Asia Equity Fund	34,006	21,563	13,098	1,155	2,169	71,991
Concentrated Growth Fund	1,883	2,062	1,193	105	198	5,441

[1]	Advance commissions paid to dealers of 4% on Class B Shares are considered deferred assets which are amortized over a period of 6 years; amounts presented above reflect amortization expense recorded during the period presented.

     During the fiscal year ended August 31, 2006 Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan of each applicable Fund with Class C Shares then in existence:

					Preparation and
		Compensation and		Printing and Mailing of	Distribution of
		Expenses of the	Allocable Overhead,	Prospectuses to Other	Sales
	Compensation to	Distributor and Its	Telephone and	Than Current	Literature and
	Dealers[1]	Sales Personnel	Travel Expenses	Shareholders	Advertising	Totals
Fiscal Year Ended August 31, 2006:

Balanced Fund	$18,850	$7,727	$0	$0	$0	$26,577
Growth and Income Fund	170,322	16,999	12,067	1,064	1,998	202,450
Structured Large Cap Value Fund	203,230	582	14,032	1,237	2,324	221,404
Structured U.S. Equity Fund	372,581	0	0	0	0	372,581
Structured Large Cap Growth Fund	268,346	1,743	0	0	0	270,089
Structured Small Cap Equity Fund	255,372	5,505	3,218	284	533	264,911
Structured International Equity Fund	25,227	21,960	13,497	1,190	2,235	64,108
Capital Growth Fund	741,902	48,345	27,134	2,392	4,494	824,267
Strategic Growth Fund	113,971	21,968	11,906	1,050	1,972	150,866
Growth Opportunities Fund	1,205,210	175,506	93,894	8,277	15,550	1,498,437
Small/Mid Cap Growth Fund	28,142	0	67,718	5,969	11,215	113,044
Mid Cap Value Fund	3,646,964	1,267,238	656,129	57,838	108,659	5,736,828
Small Cap Value Fund	1,217,311	82,365	50,132	4,419	8,302	1,362,529
Large Cap Value Fund	438,450	143,382	138,226	12,185	22,891	755,134
Concentrated International Equity Fund	184,352	0	500	44	83	184,980
Japanese Equity Fund	39,938	28,110	15,851	1,397	2,625	87,922
International Small Cap Fund	34,212	48,136	27,505	2,425	4,555	116,833
Emerging Markets Equity Fund	120,164	144,793	85,416	7,529	14,145	372,048
Asia Equity Fund	28,917	12,198	6,869	605	1,137	49,727
BRIC Fund	—	—	—	—	—	—
Concentrated Growth Fund	4,444	1,487	808	71	134	6,943

[1]	Advance commissions paid to dealers of 1% on Class C Shares are considered deferred assets which are amortized over a period of 1 year; amounts presented above reflect amortization expense recorded during the period presented.

OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES,
REDEMPTIONS, EXCHANGES AND DIVIDENDS
(Class A Shares, Class B Shares and Class C Shares Only)
     The following information supplements the information in the Prospectus under the captions “Shareholder Guide” and “Dividends.” Please see the Prospectus for more complete information.
Maximum Sales Charges
     Class A Shares of each Fund are sold with a maximum sales charge of 5.5%. Using the net asset value per share as of August 31, 2006, the maximum offering price of each Fund’s Class A Shares would be as follows:

		Maximum	Offering
	Net Asset	Sales	Price to
	Value	Charge	Public
Balanced Fund	$20.68	5.5%	$21.88
Growth and Income Fund	28.45	5.5%	30.11
Structured Large Cap Value Fund	13.99	5.5%	14.80
Structured U.S. Equity Fund	31.79	5.5%	33.64
Structured Large Cap Growth Fund	13.20	5.5%	13.97
Structured Small Cap Equity Fund	13.76	5.5%	14.56
Structured International Equity Fund	14.29	5.5%	15.12
Capital Growth Fund	20.62	5.5%	21.82
Strategic Growth Fund	9.03	5.5%	9.56
Growth Opportunities Fund	20.81	5.5%	22.02
Small/Mid Cap Growth Fund	10.42	5.5%	11.03
Mid Cap Value Fund	36.84	5.5%	38.98
Small Cap Value Fund	43.93	5.5%	46.49
Large Cap Value Fund	13.80	5.5%	14.60
Concentrated International Equity Fund	21.05	5.5%	22.28
Japanese Equity Fund	11.65	5.5%	12.33
International Small Cap Fund	18.16	5.5%	19.22
Emerging Markets Equity Fund	19.91	5.5%	21.07
Asia Equity Fund	15.60	5.5%	16.51
BRIC Fund	10.45	5.5%	11.06
Concentrated Growth Fund	12.98	5.5%	13.74

     The actual sales charge that is paid by an investor on the purchase of Class A Shares may differ slightly from the sales charge listed above or in a Fund’s Prospectus due to rounding in the calculations. For example, the sales load disclosed above and in the Funds’ Prospectuses is only shown to one decimal place (i.e., 5.5%). The actual sales charge that is paid by an investor will be rounded to two decimal places. As a result of such rounding in the calculations, the actual sales load paid by an investor may be somewhat greater (e.g., 5.53%) or somewhat lesser (e.g., 5.48%) than that listed above or in the Prospectuses. Contact your financial advisor for further information.
Other Purchase Information/Sales Charge Waivers
     The sales charge waivers on the Funds’ shares are due to the nature of the investors involved and/or the reduced sales effort that is needed to obtain such investments.
     If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.
Right of Accumulation (Class A)
     A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder’s current holdings of existing Class A, Class B or Class C Shares (acquired by purchase or exchange) of a Fund and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of any Goldman Sachs Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.75% (the rate applicable to a single purchase of $100,000 but less than $250,000). Class A, Class B and/or Class C Shares of the Funds and any other Goldman Sachs Fund purchased (i) by an individual, his spouse and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of Goldman Sachs Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, Class A, Class B and/or Class C Shares of the Funds and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, “eligible persons”) may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization’s, group’s or firm’s agreement to cooperate in the offering of the Fund’s shares to eligible persons; and (ii) notification to the relevant Fund at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (i) your employee has been assigned a cumulative discount number by Goldman Sachs; and (ii) your account, alone or in combination with the accounts of other plan participants also invested in Class A, Class B and/or Class C Shares of Goldman Sachs Funds, totals the requisite aggregate amount as described in the Prospectus.
Statement of Intention (Class A)
     If a shareholder anticipates purchasing at least $50,000 of Class A Shares of a Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the “Statement”). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an “accumulation credit” toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.
     The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix D to this Additional Statement.
Cross-Reinvestment of Dividends and Distributions
     Shareholders may receive dividends and distributions in additional shares of the same class of a Fund or they may elect to receive them in cash or shares of the same class of other Goldman Sachs Funds or ILA Service Shares of the Prime Obligations Portfolio or the Tax-Exempt Diversified Portfolio, if they hold Class A Shares of a Fund, or ILA Class B or Class C Shares of the Prime Obligations Portfolio, if they hold Class B or Class C Shares of a Fund (the “ILA Portfolios”).
     A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund or ILA Portfolio and its shares and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or ILA Portfolios is available only in states where such reinvestment may legally be made.
Automatic Exchange Program
     A Fund shareholder may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of another Goldman Sachs Fund provided the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.
Class C Exchanges
     As stated in the Prospectuses, Goldman Sachs normally begins paying the annual 0.75% distribution fee on Class C Shares to Authorized Dealers after the shares have been held for one year. When an Authorized Dealer enters into an appropriate agreement with Goldman Sachs and stops receiving this payment on Class C Shares that have been beneficially owned by the Authorized Dealer’s customers for at least ten years, those Class C Shares may be exchanged for Class A Shares (which bear a lower distribution fee) of the same Fund at their relative net asset value without a sales charge in recognition of the reduced payment to the Authorized Dealer.
Systematic Withdrawal Plan
     A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.
     Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A, Class B or Class C Shares. The CDSC applicable to Class A, Class B or Class C Shares redeemed under a systematic withdrawal plan may be waived. See “Shareholder Guide” in the Prospectuses. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the

Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.
Class B Contingent Deferred Sales Charge- Shares Received in Connection with the Expedition Funds’ Reorganization
Former Class B shareholders of the Expedition Equity Fund or Expedition Equity Income Fund who received Class B Shares of the Goldman Sachs Structured U.S. Equity Fund or Goldman Sachs Growth and Income Fund in connection with the reorganization of the Expedition Funds into the Trust will be charged a contingent deferred sales charge (a “CDSC”) on those Goldman Sachs Fund Class B Shares based on the CDSC schedule set forth below. Goldman Sachs Fund Class B Shares purchased by former Expedition Fund shareholders after the effective time of the Expedition Fund reorganization will be charged CDSCs according to the Goldman Sachs Fund CDSC schedule set forth in the Equity Funds’ prospectuses.

CDSC as a Percentage of
Year since Purchase	Dollar Amount Subject to CDSC
First	4.00%
Second	3.00%
Third	3.00%
Fourth	2.00%
Fifth	1.00%
Sixth	0.00%
Seventh	0.00%
Eighth	0.00%

Class B Shares will automatically convert to Class A Shares after eight years.
SERVICE PLAN AND SHAREHOLDER ADMINISTRATION PLAN
(Service Shares Only)
     The Funds have adopted a service plan and a separate shareholder administration plan (the “Plans”) with respect to the Service Shares which authorize the Funds to compensate Service Organizations for providing certain personal and account maintenance services and shareholder administration services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plans, each Fund enters into agreements with Service Organizations which purchase Service Shares of the Fund on behalf of their customers (“Service Agreements”). Under such Service Agreements the Service Organizations may perform some or all of the following services:
     (a) Personal and account maintenance services, including: (i) providing facilities to answer inquiries and respond to correspondence with customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Fund; (ii) acting as liaison between the Service Organization’s customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems;

(iii) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (iv) responding to investor requests for prospectuses; (v) displaying and making prospectuses available on the Service Organization’s premises; and (vi) assisting customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization.
     (b) Shareholder administration services, including: (i) acting or arranging for another party to act, as recordholder and nominee of the Service Shares beneficially owned by the Service Organization’s customers; (ii) establishing and maintaining, or assist in establishing and maintaining, individual accounts and records with respect to the Service Shares owned by each customer; (iii) processing, or assist in processing, confirmations concerning customer orders to purchase, redeem and exchange Service Shares; (iv) receiving and transmitting, or assist in receiving and transmitting funds representing the purchase price or redemption proceeds of such Service Shares; (v) facilitating the inclusion of Service Shares in accounts, products or services offered to the Service Organization’s customers by or through the Service Organization; (vi) processing dividend payments on behalf of customers; and (vii) performing other related services which do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the Act or “personal and account maintenance services” within the meaning of the NASD’s Conduct Rules.
     As compensation for such services, each Fund will pay each Service Organization a personal and account maintenance service fee and a shareholder administration service fee in an amount up to 0.25% and 0.25%, respectively, (on an annualized basis) of the average daily net assets of the Service Shares of such Fund attributable to or held in the name of such Service Organization.
     The amount of the service and shareholder administration fees paid by each Fund then in existence to Service Organizations pursuant to the Plans was as follows for the fiscal years ended August 31, 2006, August 31, 2005 and August 31, 2004.

	Fiscal year	Fiscal year	Fiscal year
	Ended	Ended	Ended
	August 31,	August 31,	August 31,
	2006	2005	2004
Balanced Fund	$7	$16	$36
Growth and Income Fund	4,680	5,960	6,980
Structured Large Cap Value Fund	3,093	3,379	2,019
Structured U.S. Equity Fund	54,938	49,503	44,001
Structured Large Cap Growth Fund	1,242	1,361	2,047
Structured Small Cap Equity Fund	179,551	204,045	252,519
Structured International Equity Fund	157,089	42,962	388
Capital Growth Fund	51,590	34,447	30,296
Strategic Growth Fund	121	1,539	809
Growth Opportunities Fund	53,012	18,158	5,056
Small/Mid Cap Growth Fund[1]	236	9	—
Mid Cap Value Fund	616,272	179,411	39,302
Small Cap Value Fund	197,778	128,252	48,450
Large Cap Value Fund	17,266	5,495	401
Concentrated International Equity Fund	3,734	2,364	4,737
Japanese Equity Fund	1,171	7	3
International Small Cap Fund	2,601	1,029	514
Emerging Markets Equity Fund	7,535	4,885	2,432
Asia Equity Fund	—	—	—
Concentrated Growth Fund[2]	11	10	9

[1]	The Small/Mid Cap Growth Fund commenced operations on June 30, 2005.

[2]	Prior to September 3, 2002, the Concentrated Growth Fund had not offered Service Shares.
     The Funds have adopted the Service Plan but not the Shareholder Administration Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that service fees paid to the Service Organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Service Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the

SEC to be distribution expenses, such payments would be duly authorized by the Plan. The Shareholder Administration Plan has not been adopted pursuant to Rule 12b-1 under the Act.
     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization’s receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of a Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary assets in Service Shares of a Fund. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.
     The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Service Agreements, most recently voted to approve the Plans and related Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on June 15, 2006. The Plans and related Service Agreements will remain in effect until June 30, 2007 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. The Service Plan may not be amended (but the Shareholder Administration Plan may be amended) to increase materially the amount to be spent for the services described therein without approval of the Service Shareholders of the affected Fund and all material amendments of each Plan must also be approved by the Trustees in the manner described above. The Plans may be terminated at any time by a majority of the Trustees as described above or by a vote of a majority of the affected Fund’s outstanding Service Shares. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected Fund on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plans will benefit the Funds and the holders of Service Shares of the Funds.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
     A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:
     “A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
     “A-2” – The obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories.
     “A-3” – Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     “B” – An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Ratings of “B1”, “B-2” and “B-3” may be assigned to indicate finer distinction within the “B” category.
     “C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
     “D” – Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also

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distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
     Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
     Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
     “P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
     “P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
     “P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
     “NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
     Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:
     “F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
     “F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
     “F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.
     “B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

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     “C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.
     “D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.
     “NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.
     “WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.
     The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:
     “R-1 (high)” — Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.
     “R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.
     “R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.
     “R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.
     “R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

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     “R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.
     “R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.
     “R-4” – Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.
     “R-5” – Short-tern debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.
     “D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.
Long-Term Credit Ratings
     The following summarizes the ratings used by Standard & Poor’s for long-term issues:
     “AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
     “AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
     “A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

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     “BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
     “BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
     “B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
     “CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
     “CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.
     “C” – A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
     “D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
     “NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
     Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively

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lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.
     The following summarizes the ratings used by Moody’s for long-term debt:
     “Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
     “Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
     “A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
     “Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
     “Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
     “B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
     “Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
     “Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
     “C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
     The following summarizes long-term ratings used by Fitch:
     “AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
     “AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

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     “A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
     “BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
     “BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
     “B” – Securities considered to be highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
     “CCC,” “CC” and “C” – Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.
     “RD” – Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
     “D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.
     Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.
     “NR” indicates that Fitch does not publicly rate the associated issue or issuer.
     The following summarizes the ratings used by DBRS for long-term debt:
     “AAA” — Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a “AAA” rating.
     “AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a

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small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.
     “A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.
     “BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.
     “BB” – Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.
     “B” – Long-term debt rated “B” is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.
     “CCC”, CC” and “C” –Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.
     “D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.
     (“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.
Municipal Note Ratings
     A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

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•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:
     “SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.
     “SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
     “SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.
     Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:
     “MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
     “MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
     “MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
     “SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
     In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.
     When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

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     VMIG rating expirations are a function of each issue’s specific structural or credit features.
     “VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
     “SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.
About Credit Ratings
A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.
Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

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APPENDIX B
2006 ISS PROXY VOTING GUIDELINES SUMMARY
Auditors
Ratifying Auditors
Vote FOR proposals to ratify auditors, unless:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•	Fees for non-audit services are excessive.

Board of Directors
Voting on Director Nominees in Uncontested Elections
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•	Composition of the board and key board committees;

•	Attendance at board and committee meetings;

•	Corporate governance provisions and takeover activity;

•	Disclosures under Section 404 of the Sarbanes-Oxley Act;

•	Long-term company performance relative to a market and peer index;

•	Extent of the director’s investment in the company;

•	Existence of related party transactions;

•	Whether the chairman is also serving as CEO;

•	Whether a retired CEO sits on the board;

•	Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

•	A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted

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average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company’s response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between chief executive pay and company performance;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

•	Two-thirds independent board;

•	All-independent key committees;

•	Established governance guidelines;

•	The company does not under-perform its peers.

Majority Vote Shareholder Proposals
Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.
At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

•	Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

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•	The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;

•	The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;

•	An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

•	The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.
Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Takeover Defenses
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

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•	No lower than a 20 percent trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.
Mergers and Corporate Restructurings
For mergers and acquisitions, evaluate the proposed transaction based on these factors:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

•	Market reaction - How has the market responded to the proposed deal?

•	Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

•	Negotiations and process - Were the terms of the transaction negotiated at arm’s length? Was the process fair and equitable?

•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

•	Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

State of Incorporation
Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
Capital Structure
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence.

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Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).
Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.
Executive and Director Compensation
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.

Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

•	Stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

-	A minimum vesting of three years for stock options or restricted stock; or

-	Deferred stock payable at the end of a three-year deferral period.

•	A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites for non-employee directors; and

•	A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet
Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.
Employee Stock Purchase Plans—Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

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Employee Stock Purchase Plans—Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

•	Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.
Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

•	A trigger beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•	Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

Corporate Responsibility
Animal Rights
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

•	The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.
Drug Pricing and Re-importation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;

•	Deviation from established industry pricing norms;

•	The company’s existing initiatives to provide its products to needy consumers;

•	Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed.

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Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.
Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.
Tobacco
Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.
Toxic Chemicals
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.
Arctic National Wildlife Refuge
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•	New legislation is adopted allowing development and drilling in the ANWR region;

•	The company intends to pursue operations in the ANWR; and

•	The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

•	The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.
Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

•	The company does not maintain operations in Kyoto signatory markets;

•	The company already evaluates and substantially discloses such information; or,

•	Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions
Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

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Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.
Outsourcing/Offshoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.
Human Rights Reports
Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.
Mutual Fund Proxies
Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.
Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.
Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.
Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s net asset value;

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

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APPENDIX C
BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.
Goldman Sachs is noted for its Business Principles, which guide all of the firm’s activities and serve as the basis for its distinguished reputation among investors worldwide.
     Our client’s interests always come first. Our experience shows that if we serve our clients well, our own success will follow.
     Our assets are our people, capital and reputation. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.
     We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.
     We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client’s problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.
     We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.
     We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the Firm’s success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.
     We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the Firm and its clients.
     The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.
     Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who helped create them. Profitability is crucial to our future.
     We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

1-C

     We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.
     We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.
     Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair to competitors and must never denigrate other firms.
     Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

2-C

Goldman, Sachs & Co.’s History of Excellence
1869
Is founded by Marcus Goldman
1882
Becomes a private partnership when Samuel Sachs joins the firm
1896
Joins New York Stock Exchange
1906
Takes Sears public
1925
Finances Warner Brothers to develop sound in movies
1933-69
Senior Partner Sidney J. Weinberg serves as adviser to five presidents: Roosevelt, Truman, Eisenhower, Kennedy, and Johnson
1956
Co-manages Ford’s initial public offering, the largest IPO to date
1985
Senior Partner John C. Whitehead named Deputy Secretary of State
1986
Takes Microsoft public
1988
Goldman Sachs Asset Management (GSAM) is established, formalizing the asset management capability that Goldman Sachs initiated in 1981 by managing money market funds for institutional clients; 50 employees
1995
Senior Partner Robert E. Rubin named Treasury Secretary
1996
GSAM acquires CIN Management ($23 B)
1997
Launches web site that delivers trading ideas, research reports, and analytical tools to clients worldwide
GSAM acquires Commodities Corp. ($1.6 B in hedge fund assets); Acquires Liberty Investment Management ($6B in growth assets)
1998
Takes ebay public

3-C

1999
Goldman, Sachs & Co. becomes a public company
2001
GSAM assets under management pass $300B mark
2002
Advises and services 45% of the Forbes 400 1
Growth Team is awarded the year’s single largest U.S. institutional mandate
2003
Acquires The Ayco Company, L.P.; Announces it will combine Australian operation with JBWere to form Goldman Sachs JBWere
2006
May 2006 – Goldman Sachs Celebrates 25 years in Money Fund Industry
GSAM assets under management total approximately $575B; 1,100 professionals worldwide
1.	Source: Forbes.com, October 2003. Reprinted by permission of Forbes Magazine© 2004 Forbes Inc.

4-C

APPENDIX D
STATEMENT OF INTENTION
(applicable only to Class A Shares)
     If a shareholder anticipates purchasing within a 13-month period Class A Shares of the Fund alone or in combination with Class A Shares of another Goldman Sachs Fund in the amount of $100,000 or more, the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Income dividends and capital gain distributions taken in additional shares, as well as any appreciation on shares previously purchased, will not apply toward the completion of the Statement of Intention.
     To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor’s purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.
Escrow Agreement
     Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor’s name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.
     If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

1-D

PART C
OTHER INFORMATION
Item 23. Exhibits
     The following exhibits relating to Goldman Sachs Trust are incorporated herein by reference to Post-Effective Amendment No. 26 to Goldman Sachs Trust’s Registration Statement on Form N-1A (Accession No. 000950130-95-002856); to Post-Effective Amendment No. 27 to such Registration Statement (Accession No. 0000950130-96-004931); to Post-Effective Amendment No. 29 to such Registration Statement (Accession No. 0000950130-97-000573); to Post-Effective Amendment No. 31 to such Registration Statement (Accession No. 0000950130-97-000805); to Post-Effective Amendment No. 32 to such Registration Statement (Accession No. 0000950130-97-0001846); to Post-Effective Amendment No. 40 to such Registration Statement (Accession No. 0000950130-97-004495); to Post-Effective Amendment No. 41 to such Registration Statement (Accession No 0000950130-98-000676); to Post-Effective Amendment No. 43 to such Registration Statement (Accession No. 0000950130-98-000965); to Post-Effective Amendment No. 44 to such Registration Statement (Accession No. 0000950130-98-002160); to Post-Effective Amendment No. 46 to such Registration Statement (Accession No. 0000950130-98-003563); to Post-Effective Amendment No. 47 to such Registration Statement (Accession No. 0000950130-98-004845); to Post-Effective Amendment No. 48 to such Registration Statement (Accession No. 0000950109-98-005275); to Post-Effective Amendment No. 50 to such Registration Statement (Accession No. 0000950130-98-006081); to Post-Effective Amendment No. 51 to such Registration Statement (Accession No. 0000950130-99-000178); to Post-Effective Amendment No. 52 to such Registration Statement (Accession No. 0000950130-99-000742); to Post-Effective Amendment No. 53 to such Registration Statement (Accession No. 0000950130-99-001069); to Post-Effective Amendment No. 54 to such Registration Statement (Accession No. 0000950130-99-002212); to Post-Effective Amendment No. 55 to such Registration Statement (Accession No. 0000950109-99-002544); to Post-Effective Amendment No. 56 to such Registration Statement (Accession No. 0000950130-99-005294); to Post-Effective Amendment No. 57 to such Registration Statement (Accession No. 0000950109-99-003474); to Post-Effective Amendment No. 58 to such Registration Statement (Accession No. 0000950109-99-004208); to Post-Effective Amendment No. 59 to such Registration Statement (Accession No. 0000950130-99-006810); to Post-Effective Amendment No. 60 to such Registration Statement (Accession No. 0000950109-99-004538) (no exhibits filed as part of this Amendment); to Post-Effective Amendment No. 61 to such Registration Statement (Accession No. 0000950130-00-000099) (no exhibits filed as part of this Amendment); to Post-Effective Amendment No. 62 to such Registration Statement (Accession No. 0000950109-00-000585); to Post-Effective Amendment No. 63 to such Registration Statement (Accession No. 0000950109-00-001365); to Post-Effective Amendment No. 64 to such Registration Statement (Accession No. 0000950130-00-002072); to Post-Effective Amendment No. 65 to such Registration Statement (Accession No. 0000950130-00-002509); to Post-Effective Amendment No. 66 to such Registration Statement (Accession No. 0000950130-00-003033); to Post-Effective Amendment No. 67 to such Registration Statement (Accession No. 0000950130-00-003405); to Post-Effective Amendment No. 68 to such Registration Statement (Accession No. 0000950109-00-500123); to Post-Effective Amendment No. 69 to such Registration Statement (Accession No. 0000950109-00-500156); to Post-Effective

Amendment No. 70 to such Registration Statement (Accession No. 0000950109-01-000419); to Post-Effective Amendment No. 71 to such Registration Statement (Accession No. 0000950109-01-500094); to Post-Effective Amendment No. 72 to such Registration Statement (Accession No. 0000950109-01-500540); to Post-Effective Amendment No. 73 to such Registration Statement (Accession No. 0000950123-01-509514); to Post-Effective Amendment No. 74 to such Registration Statement (Accession No. 0000950123-02-002026); to Post-Effective Amendment No. 75 to such Registration Statement (Accession No. 0000950123-02-003780); to Post-Effective Amendment No. 76 to such Registration Statement (Accession No. 0000950123-02-006143); to Post-Effective Amendment No. 77 to such Registration Statement (Accession No. 0000950123-02-006151); to Post-Effective Amendment No. 78 to such Registration Statement (Accession No. 0000950123-02-007177); to Post-Effective Amendment No. 79 to such Registration Statement (Accession No. 0000950123-02-011711); to Post-Effective Amendment No. 80 to such Registration Statement (Accession No. 0000950123-02-011988); to Post-Effective Amendment No. 81 to such Registration Statement (Accession No. 0000950123-03-001754); to Post-Effective Amendment No. 82 to such Registration Statement (Accession No. 0000950123-03-004262); to Post-Effective Amendment No. 83 to such Registration Statement (Accession No. 0000950123-03-007054); to Post-Effective Amendment No. 84 to such Registration Statement (Accession No. 0000950123-03-009618); to Post-Effective Amendment No. 85 to such Registration Statement (Accession No. 0000950123-03-013727); to Post-Effective Amendment No. 86 to such Registration Statement (Accession No. 0000950123-04-002212); to Post-Effective Amendment No. 87 to such Registration Statement (Accession No. 0000950123-04-003073); to the Registrant’s Registration Statement on Form N-14 relating to the Registrant’s acquisition of the Golden Oak® Family of Funds (“Acquisition”) (Accession No. 0000950123-04-008643); to Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A (Accession No. 0000950123-04-004668) to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement on Form N-1A (Accession No. 0000950123-04-015178); to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A (Accession No. 0000950123-05-007490); to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A (Accession No. 0000950123-05-011442); to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (Accession No. 0000950123-05-014459); to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A (0000950123-05-015341); to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A (0000950123-06-001985); to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A (0000950123-06-002378); to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A (0000950123-06-005419); to Post-Effective Amendment No. 127 to the Registrant’s Registration Statement on Form N-1A (0000950123-06-007014); to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A (0000950123-06-008041); to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A (0000950123-06-012408); to Post-Effective Amendment No. 137 to the Registrant’s Registration Statement on Form N-1A (0000950123-06-012620); and to Post-Effective Amendment No. 143 to the Registrant’s Registration Statement on Form N-1A (0000950123-06-015465).

(a)(1).	Agreement and Declaration of Trust dated January 28, 1997. (Accession No. 0000950130-97-000573).

2

(a)(2).	Amendment No. 1 dated April 24, 1997 to Agreement and Declaration of Trust January 28, 1997. (Accession No. 0000950130-97-004495).

(a)(3).	Amendment No. 2 dated July 21, 1997 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-97-004495).

(a)(4).	Amendment No. 3 dated October 21, 1997 to the Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-98-000676).

(a)(5).	Amendment No. 4 dated January 28, 1998 to the Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-98-000676).

(a)(6).	Amendment No. 5 dated April 23, 1998 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-98-004845).

(a)(7).	Amendment No. 6 dated July 22, 1998 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-98-004845).

(a)(8).	Amendment No. 7 dated November 3, 1998 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-98-006081).

(a)(9).	Amendment No. 8 dated January 22, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-99-000742).

(a)(10).	Amendment No. 9 dated April 28, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950109-99-002544).

(a)(11).	Amendment No. 10 dated July 27, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-99-005294).

(a)(12).	Amendment No. 11 dated July 27, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-99-005294).

3

(a)(13).	Amendment No. 12 dated October 26, 1999 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-99-004208).

(a)(14).	Amendment No. 13 dated February 3, 2000 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950109-00-000585).

(a)(15).	Amendment No. 14 dated April 26, 2000 to Agreement and Declaration of Trust as amended, dated January 28, 1997. (Accession No. 0000950130-00-002509).

(a)(16).	Amendment No. 15 dated August 1, 2000 to Agreement and Declaration of Trust, as amended, dated January 28, 1997. (Accession No. 0000950109-00-500123).

(a)(17).	Amendment No. 16 dated January 30, 2001 to Agreement and Declaration of Trust, dated January 28, 1997. (Accession No. 0000950109-01-500540).

(a)(18).	Amendment No. 17 dated April 25, 2001 to Agreement and Declaration of Trust, dated January 28, 1997. (Accession No. 0000950123-01-509514).

(a)(19).	Amendment No. 18 dated July 1, 2002 to Agreement and Declaration of Trust, dated January 28, 1997. (Accession No. 0000950123-02-011711).

(a)(20).	Amendment No. 19 dated August 1, 2002 to Agreement and Declaration of Trust, dated January 28, 1997. (Accession No. 0000950123-02-011711).

(a)(21).	Amendment No. 20 dated August 1, 2002 to Agreement and Declaration of Trust, dated January 28, 1997. (Accession No. 0000950123-02-011711).

(a)(22).	Amendment No. 21 dated January 29, 2003 to the Agreement and Declaration of Trust, dated January 28, 1997. (Accession No. 0000950123-03-001754).

(a)(23).	Amendment No. 22 dated July 31, 2003 to the Agreement and Declaration of Trust dated January 28, 1997. (Accession No. 0000950123-03-013727).

(a)(24).	Amendment No. 23 dated October 30, 2003 to the Agreement and Declaration of Trust dated January 28, 1997. (Accession No. 0000950123-03-013727).

4

(a)(25).	Amendment No. 24 dated May 6, 2004 to the Agreement and Declaration of Trust dated January 28, 1997. (Accession No. 0000950123-04-008643).

(a)(26).	Amendment No. 25 dated April 21, 2004 to the Agreement and Declaration of Trust dated January 28, 1997. (Accession No. 0000950123-04-015178).

(a)(27).	Amendment No. 26 dated November 4, 2004 to the Agreement and Declaration of Trust dated January 28, 1997. (Accession No. 0000950123-04-015178).

(a)(28).	Amendment No. 27 dated February 10, 2005 to the Agreement and Declaration of Trust dated January 28, 1997. (Accession No. 0000950123- 05-007490).

(a)(29).	Amendment No. 28 dated May 12, 2005 to the Agreement and Declaration of Trust dated January 28, 1997. (Accession No. 0000950123-05-014459).

(a)(30).	Amendment No. 29 dated June 16, 2005 to the Agreement and Declaration of Trust dated January 28, 1997. (Accession No. 0000950123-05-014459).

(a)(31).	Amendment No. 30 dated August 4, 2005 to the Agreement and Declaration of Trust dated January 28, 1977. (Accession No. 0000950123-05-014459)

(a)(32).	Amendment No. 32 dated December 31, 2005 to the Agreement and Declaration of Trust dated January 28, 1997 (Accession No. 0000950123-05-015341).

(a)(33).	Amendment No. 31 dated November 2, 2005 to the Agreement and Declaration of Trust dated January 28, 1997. (Accession No. 0000950123-06-007014).

(a)(34).	Amendment No. 33 dated March 16, 2006 to the Agreement and Declaration of Trust dated January 28, 1997. (Accession No. 0000950123-06-007014).

(a)(35).	Amendment No. 34 dated March 16, 2006 to the Agreement and Declaration of Trust dated January 28, 1997. (Accession No. 0000950123-06-007014).

(a)(36).	Amendment No. 36 dated June 15, 2006 to the Agreement and Declaration of Trust dated January 28, 1997. (Accession No. 0000950123-06-010686).

5

(a)(37).	Amendment No. 35 dated May 11, 2006 to the Agreement and Declaration of Trust dated January 28, 1997. (Accession No. 0000950123-06-008041).

(a)(38).	Amendment No. 37 dated August 10, 2006 to the Agreement and Declaration of Trust dated January 28, 1997. (Accession No. 0000950123-06-015465).

(a)(39).	Amendment No. 38 dated November 9, 2006 to the Agreement and Declaration of Trust dated January 28, 1997. (Accession No. 0000950123-06-015465).

(b)(1).	Amended and Restated By-laws of the Delaware business trust dated January 28, 1997. (Accession No. 0000950130-97-000573).

(b)(2).	Amended and Restated By-laws of the Delaware business trust dated January 28, 1997 as amended and restated July 27, 1999. (Accession No. 0000950130-99-005294).

(b)(3).	Amended and Restated By-laws of the Delaware business trust dated January 28, 1997 as amended and restated October 30, 2002. (Accession No. 0000950123-02-011711).

(b)(4).	Amendment to Amended and Restated By-laws of the Delaware business trust dated January 28, 1997 as amended and restated October 30, 2002. (Accession No. 0000950123-04-015178).

(b)(5).	Amendment No. 1 dated November 4, 2004 to Amended and Restated By- Laws of the Delaware business trust dated January 28, 1997 as amended and restated October 30, 2002. (Accession No. 0000950123-04-007490).

(c).	Article II, Section 10, Article IV, Section 3, Article V, Article VI, Article VII, Article IX, Section 8 and Section 9 of the Registrant’s Agreement and Declaration of Trust incorporated herein by reference as Exhibit (a)(1) and Article III of the Registrant’s Amended and Restated By-Laws incorporated by reference as Exhibit (b)(3).

(d)(1).	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Government Fund, and Goldman Sachs Funds Management, L.P. (Accession No. 0000950130-98-000676).

(d)(2).	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Adjustable Rate Government Fund, and Goldman Sachs Funds Management, L.P. (Accession No. 0000950130-98-000676).

6

(d)(3).	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Short Duration Tax-Free Fund, and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676).

(d)(4).	Management Agreement dated April 30, 1997 between Registrant, on behalf of Goldman Sachs Core Fixed Income Fund, and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676).

(d)(5).	Management Agreement dated April 30, 1997 between the Registrant, on behalf of Goldman Sachs — Institutional Liquid Assets, and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676).

(d)(6).	Management Agreement dated April 30, 1997 between Registrant, Goldman Sachs Asset Management, Goldman Sachs Fund Management L.P. and Goldman, Sachs Asset Management International. (Accession No. 0000950109-98-005275).

(d)(7).	Management Agreement dated January 1, 1998 on behalf of the Goldman Sachs Asset Allocation Portfolios and Goldman Sachs Asset Management. (Accession No. 0000950130-98-000676).

(d)(8).	Amended Annex A to Management Agreement dated January 1, 1998 on behalf of the Goldman Sachs Asset Allocation Portfolios and Goldman Sachs Asset Management (Conservative Strategy Portfolio) (Accession No. 0000950130-99-000742).

(d)(9).	Amended Annex A dated April 28, 1999 to Management Agreement dated April 30, 1997. (Accession No. 0000950109-99-002544).

(d)(10).	Amended Annex A dated July 27, 1999 to Management Agreement dated April 30, 1997. (Accession No. 0000950130-99-005294).

(d)(11).	Amended Annex A dated October 26, 1999 to Management Agreement dated April 30, 1997. (Accession No. 0000950130-99-004208).

(d)(12).	Amended Annex A dated February 3, 2000 to Management Agreement dated April 30, 1997. (Accession No. 0000950109-00-001365).

(d)(13).	Amended Annex A dated April 26, 2000 to Management Agreement dated April 30, 1997 (Accession No. 0000950130-00-002509).

(d)(14).	Amended Annex A dated January 30, 2001 to Management Agreement dated April 30, 1997. (Accession No. 0000950109-01-500094).

7

(d)(15).	Amended Annex A dated April 25, 2001 to Management Agreement, dated April 30, 1997. (Accession No. 0000950123-01-509514).

(d)(16).	Amended Annex A dated August 1, 2002 to Management Agreement, dated April 30, 1997. (Accession No. 0000950123-02-011711).

(d)(17).	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (With respect to the Goldman Sachs Short-Duration Tax-Free Fund). (Accession No. 0000950123-03-007054).

(d)(18).	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (With respect to the Goldman Sachs Money Market Funds). (Accession No. 0000950123-03-007054).

(d)(19).	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (With respect to the Goldman Sachs Fixed Income, Equity, Specialty and Money Market Funds). (Accession No. 0000950123-03-007054).

(d)(20).	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (With respect to the Goldman Sachs Core Fixed Income Fund). (Accession No. 0000950123-03-007054).

(d)(21).	Assumption Agreement dated April 26, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. (With respect to the Goldman Sachs Asset Allocation Funds). (Accession No. 0000950123-03-007054).

(d)(22).	Amended Annex A dated July 31, 2003 to the Management Agreement dated April 30, 1997. (Accession No. 0000950123-03-009618).

(d)(23).	Amended Annex A dated October 30, 2003 to the Management Agreement dated April 30, 1997. (Accession No. 0000950123-03-013727).

(d)(24).	Amended Annex A dated November 2, 2005 to the Management Agreement dated April 30, 1997. (Accession No. 0000950123-05-014459).

(d)(25).	Amended Annex A dated November 12, 2005 to the Management Agreement dated April 30, 1997. (Accession No. 0000950123-05-014459).

8

(d)(26).	Amended Annex A dated November 9, 2006 to the Management Agreement dated April 30, 1997. (Accession No. 0000950123-06-015465).

(d)(27).	Fee Reduction Commitment dated January 1, 2005 among Goldman Sachs Asset Management, L.P., Goldman Sachs Asset Management International and Goldman Sachs Trust relating to the Capital Growth, CORE Large Cap Growth, CORE U.S. Equity and International Growth Opportunities Funds. (Accession No. 0000950123-04-007490).

(d)(28).	Fee Reduction Commitment dated February 25, 2005 among Goldman Sachs Asset Management, L.P., Goldman Sachs Asset Management International and Goldman Sachs Trust relating to the Government Income and Global Income and Funds. (Accession No. 0000950123-04-007490).

(d)(29).	Fee Reduction Commitment dated April 29, 2005 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the CORE Tax-Managed Equity Fund. (Accession No. 0000950123-04-007490).

(d)(30).	Fee Reduction Commitment dated April 29, 2005 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Aggressive Growth Strategy, Balanced Strategy, Growth and Income Strategy and Growth Strategy Portfolios. (Accession No. 0000950123-04-007490).

(d)(31).	Fee Reduction Commitment dated February 28, 2006 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Short Duration Tax-Free Fund. (Accession No. 0000950123-06-015465).

(d)(32).	Fee Reduction Commitment dated February 28, 2006 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Core Fixed Income Fund. (Accession No. 0000950123-06-015465).

(d)(33).	Fee Reduction Commitment dated February 28, 2006 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Short Duration Government Fund. (Accession No. 0000950123-06-015465).

(d)(34).	Fee Reduction Commitment dated February 28, 2006 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Ultra-Short Duration Government Fund. (Accession No. 0000950123-06-015465).

(d)(35).	Fee Reduction Commitment dated February 28, 2006 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the

9

Enhanced Income Fund, Global Income fund, Government Income Fund, Municipal Income Fund, Investment Grade Credit Fund, U.S. Mortgages Fund, High Yield Fund, High Yield Municipal Fund and Emerging Markets Debt Fund. (Accession No. 0000950123-06-015465).

(d)(36).	Fee Reduction Commitment dated April 28, 2006 between Goldman Sachs Asset Management, L.P. and Goldman Sachs Trust relating to the Balanced Fund, CORE Large Cap Value Fund, Growth and Income Fund, Real Estate Securities Fund, Asia Growth Fund, CORE International Equity Fund, CORE U.S. Equity Fund, CORE Large Cap Growth Fund, European Equity Fund, International Equity Fund, Large Cap Value Fund, Strategic Growth Fund, Research Select Fund, CORE Tax-Managed Equity Fund, Tollkeeper Fund, Concentrated Growth Fund, Japanese Equity Fund, CORE Small Cap Equity Fund, Emerging Markets Equity Fund, International Growth Opportunities Fund, Mid-Cap Value Fund, Small Cap Value Fund and Growth Opportunities Fund. (Accession No. 0000950123-06-015465).

(e)(1).	Distribution Agreement dated April 30, 1997, as amended October 30, 2003. (Accession No. 0000950123-03-013727).

(e)(2).	Amended Exhibit A dated November 9, 2006 to the Distribution Agreement dated April 30, 1997, as amended October 30, 2003. (Accession No. 0000950123-06-015465).

(f).	Not applicable.

(g)(1).	Custodian Agreement dated July 15, 1991, between Registrant and State Street Bank and Trust Company. (Accession No. 0000950130-95-002856).

(g)(2).	Custodian Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, filed as Exhibit 8(a). (Accession No. 0000950130-98-000965).

(g)(3).	Letter Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, pertaining to the fees payable by Registrant pursuant to the Custodian Agreement, filed as Exhibit 8(b). (Accession No. 0000950130-98-000965).

(g)(4).	Amendment dated May 28, 1981 to the Custodian Agreement referred to above as Exhibit (g)(2). (Accession No. 0000950130-98-000965).

10

(g)(5).	Fee schedule relating to the Custodian Agreement between Registrant on behalf of the Goldman Sachs Asset Allocation Portfolios and State Street Bank and Trust Company. (Accession No. 0000950130-97-004495).

(g)(6).	Letter Agreement dated June 14, 1984 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, pertaining to a change in wire charges under the Custodian Agreement, filed as Exhibit 8(d). (Accession No. 0000950130-98-000965).

(g)(7).	Letter Agreement dated March 29, 1983 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, pertaining to the latter’s designation of Bank of America, N.T. and S.A. as its subcustodian and certain other matters, filed as Exhibit 8(f). (Accession No. 0000950130-98-000965).

(g)(8).	Letter Agreement dated March 21, 1985 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, pertaining to the creation of a joint repurchase agreement account, filed as Exhibit 8(g). (Accession No. 0000950130-98-000965).

(g)(9).	Letter Agreement dated November 7, 1985, with attachments, between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, authorizing State Street Bank and Trust Company to permit redemption of units by check, filed as Exhibit 8(h). (Accession No. 0000950130-98-000965).

(g)(10).	Money Transfer Services Agreement dated November 14, 1985, including attachment, between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs - Institutional Liquid Assets, pertaining to transfers of funds on deposit with State Street Bank and Trust Company, filed as Exhibit 8(i). (Accession No. 0000950130-98-000965).

(g)(11).	Letter Agreement dated November 27, 1985 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, amending the Custodian Agreement. (Accession No. 0000950130-98-000965).

(g)(12).	Letter Agreement dated July 22, 1986 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, pertaining to a change in wire charges. (Accession No. 0000950130-98-000965).

(g)(13).	Letter Agreement dated June 20, 1987 between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional

11

Liquid Assets, amending the Custodian Agreement. (Accession No. 0000950130-98-000965).

(g)(14).	Letter Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets, pertaining to the latter’s designation of Security Pacific National Bank as its subcustodian and certain other matters. (Accession No. 0000950130-98-000965).

(g)(15).	Amendment dated July 19, 1988 to the Custodian Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets. (Accession No. 0000950130-98-000965).

(g)(16).	Amendment dated December 19, 1988 to the Custodian Agreement between Registrant and State Street Bank and Trust Company, on behalf of Goldman Sachs — Institutional Liquid Assets. (Accession No. 0000950130-98-000965).

(g)(17).	Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company on behalf of Goldman Sachs Capital Growth Fund. (Accession No. 0000950130-98-006081).

(g)(18).	Sub-Custodian Agreement dated March 29, 1983 between State Street Bank and Trust Company and Bank of America, National Trust and Savings Association on behalf of Goldman Sachs Institutional Liquid Assets. (Accession No. 0000950130-98-006081).

(g)(19).	Fee schedule dated January 8, 1999 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Conservative Strategy Portfolio). (Accession No. 0000950130-99-000742).

(g)(20).	Fee schedule dated April 12, 1999 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Strategic Growth and Growth Opportunities Portfolios). (Accession No. 0000950109-99-002544).

(g)(21).	Fee schedule dated July 19, 1999 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Internet Tollkeeper Fund). (Accession No. 0000950130-99-005294).

(g)(22).	Fee schedule dated October 1, 1999 relating to the Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust

12

Company (Large Cap Value Fund). (Accession No. 0000950130-99-006810).

(g)(23).	Fee schedule dated January 12, 2000 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (CORE Tax-Managed Equity Fund). (Accession No. 0000950109-00-000585).

(g)(24).	Fee schedule dated January 6, 2000 relating to Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (High Yield Municipal Fund). (Accession No. 0000950109-00-000585).

(g)(25).	Fee schedule dated April 14, 2000 relating to Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Research Select Fund). (Accession No. 0000950130-00-002509).

(g)(26).	Fee schedule dated April 14, 2000 relating to Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Enhanced Income Fund). (Accession No. 0000950130-00-002509).

(g)(27).	Additional Portfolio Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company. (Accession No. 0000950109-00-000585).

(g)(28).	Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Agreement dated December 27, 1978. (Accession No. 0000950109-00-000585).

(g)(29).	Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Agreement dated April 6, 1990. (Accession No. 0000950109-00-000585).

(g)(30).	Letter Agreement dated September 27, 1999 between Registrant and State Street Bank and Trust Company relating to Custodian Agreement dated July 15, 1991. (Accession No. 0000950109-00-000585).

(g)(31).	Letter Agreement dated January 29, 2001 relating to Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Global Consumer Growth Fund, Global Financial Services Fund, Global Health Sciences Fund, Global Infrastructure and Resources Fund and Global Technology Fund). (Accession No. 0000950109-01-500540).

13

(g)(32).	Amendment dated July 2, 2001 to the Custodian Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company (Accession No. 0000950123-01-509514).

(g)(33).	Amendment dated July 2, 2001 to the Custodian Contract dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Accession No. 0000950123-01-509514).

(g)(34).	Amendment dated July 2, 2001 to the Custodian Contract dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Accession No. 0000950123-01-509514).

(g)(35).	Form of amendment to the Custodian Agreement dated December 27, 1978 between Registrant and State Street Bank and Trust Company (Accession No. 0000950123-01-509514).

(g)(36).	Amendment to the Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company (Accession No. 0000950123-02-003780).

(g)(37).	Amendment to the Custodian Agreement dated July 15, 1991 between Registrant and State Street Bank and Trust Company (Accession No. 0000950123-02-003780).

(g)(38).	Letter Amendment dated May 15, 2002 to the Custodian Agreement dated April 6, 1990 between Registrant and State Street Bank and Trust Company. (Accession No. 0000950123-02-011711).

(h)(1).	Wiring Agreement dated June 20, 1987 among Goldman, Sachs & Co., State Street Bank and Trust Company and The Northern Trust Company. (Accession No. 0000950130-98-000965).

(h)(2).	Letter Agreement dated June 20, 1987 regarding use of checking account between Registrant and The Northern Trust Company. (Accession No. 0000950130-98-000965).

(h)(3).	Transfer Agency Agreement dated July 15, 1991 between Registrant and Goldman, Sachs & Co. (Accession No. 0000950130-95-002856).

(h)(4).	Transfer Agency Agreement dated May 1, 1988 between Goldman Sachs Institutional Liquid Assets and Goldman, Sachs & Co. (Accession No. 0000950130-98-006081).

(h)(5).	Transfer Agency Agreement dated April 30, 1997 between Registrant and Goldman, Sachs & Co. on behalf of the Financial Square Funds. (Accession No. 0000950130-98-006081).

14

(h)(6).	Transfer Agency Agreement dated April 6, 1990 between GS-Capital Growth Fund, Inc. and Goldman Sachs & Co. (Accession No. 0000950130-98-006081).

(h)(7).	Form of Retail Service Agreement on behalf of Goldman Sachs Trust relating to Class A Shares of Goldman Sachs Asset Allocation Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds and Goldman Sachs International Equity Funds. (Accession No. 0000950130-98-006081).

(h)(8).	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the Administrative Class, Service Class and Cash Management Class of Goldman Sachs - Institutional Liquid Assets Portfolios. (Accession No. 0000950130-98-006081).

(h)(9).	Form of Supplemental Service Agreement on behalf of Goldman Sachs Trust relating to the FST Shares, FST Preferred Shares, FST Administration Shares and FST Service Shares of Goldman Sachs Financial Square Funds. (Accession No. 0000950130-98-006081).

(h)(10).	Fee schedule relating to Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. on behalf of all Funds other than ILA and FST money market funds. (Accession No. 0000950109-01-500540).

(h)(11).	Fee schedule relating to Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. on behalf of the ILA portfolios. (Accession No. 0000950109-01-500540).

(h)(12).	Form of Service Agreement on behalf of Goldman Sachs Trust relating to the Select Class, the Preferred Class, the Administration Class, the Service Class and the Cash Management Class, as applicable, of Goldman Sachs Financial Square Funds, Goldman Sachs Institutional Liquid Assets Portfolios, Goldman Sachs Fixed Income Funds, Goldman Sachs Domestic Equity Funds, Goldman Sachs International Equity Funds and Goldman Sachs Asset Allocation Portfolios. (Accession No. 0000950109-01-500540).

(h)(13).	Form of fee schedule relating to Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. on behalf of the Cash Portfolio (Accession No. 0000950123-01-509514).

(h)(14).	Form of Account Service Agreement on behalf of Goldman Sachs Trust relating to Institutional Shares of Goldman Sachs U.S. Mortgages Fund and Investment Grade Credit Fund. (Accession No. 0000950123-03-013727).

15

(h)(15).	Form of Account Service Agreement on behalf of Goldman Sachs Trust relating to Class A Shares of Goldman Sachs U.S. Mortgages Fund and Investment Grade Credit Fund. (Accession No. 0000950123-03-013727).

(h)(16).	Goldman Sachs Institutional Liquid Assets Administration Class Administration Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(h)(17).	Goldman Sachs Cash Management Shares Service Plan amended and restated as of February 4, 2004 (Accession No. 0000950123-06-001985).

(h)(18).	Goldman Sachs FST Select Class Select Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(h)(19).	Goldman Sachs FST Administration Class Administration Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(h)(20).	Goldman Sachs FST Preferred Class Preferred Administration Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(h)(21).	Goldman Sachs Administration Class Administration Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(h)(22).	Goldman Sachs Institutional Liquid Assets Service Class Service Plan and Shareholder Administration Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(h)(23).	Goldman Sachs Service Class Service Plan and Shareholder Administration Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(h)(24).	Goldman Sachs Cash Portfolio Administration Class Administration Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(h)(25).	Goldman Sachs Cash Portfolio Preferred Class Preferred Administration Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(h)(26).	Goldman Sachs FST Capital Administration Class Capital Administration Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(h)(27).	Goldman Sachs Account Service Plan for Institutional Shares amended and restated as of February 4, 2004 (U.S. Mortgages Fund and Investment Grade Credit Fund). (Accession No. 0000950123-04-002212).

16

(h)(28).	Goldman Sachs Account Service Plan for Class A Shares amended and restated as of February 4, 2004 (U.S. Mortgages Fund and Investment Grade Credit Fund). (Accession No. 0000950123-04-002212).

(h)(29).	Goldman Sachs FST Service Class Service Plan and Shareholder Administration Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(i)(1).	Opinion of Drinker Biddle & Reath LLP. (With respect to the Asset Allocation Portfolios). (Accession No. 0000950130-97-004495).

(i)(2).	Opinion of Morris, Nichols, Arsht & Tunnell. (Accession No. 0000950130-97-001846).

(i)(3).	Opinion of Drinker Biddle & Reath LLP. (With respect to Japanese Equity and International Small Cap). (Accession No. 0000950130-98-003563).

(i)(4).	Opinion of Drinker Biddle & Reath LLP. (With respect to Cash Management Shares). (Accession No. 0000950130-98-003563).

(i)(5).	Opinion of Drinker Biddle & Reath LLP. (With respect to the European Equity Fund). (Accession No. 0000950130-98-006081).

(i)(6).	Opinion of Drinker Biddle & Reath LLP. (With respect to the CORE Large Cap Value Fund). (Accession No. 0000950130-98-006081).

(i)(7).	Opinion of Drinker Biddle & Reath LLP (With respect to the Conservative Strategy Portfolio). (Accession No. 0000950130-99-001069).

(i)(8).	Opinion of Drinker Biddle & Reath LLP (With respect to the Strategic Growth and Growth Opportunities Portfolios). (Accession No. 0000950109-99-002544).

(i)(9).	Opinion of Drinker Biddle & Reath LLP (With respect to the Internet Tollkeeper Fund). (Accession No. 0000950109-99-004208).

(i)(10).	Opinion of Drinker Biddle & Reath LLP (With respect to the Large Cap Value Fund). (Accession No. 0000950130-99-006810).

(i)(11).	Opinion of Drinker Biddle & Reath LLP (With respect to FST Select Shares). (Accession No. 0000950109-00-000585).

17

(i)(12).	Opinion of Drinker Biddle & Reath LLP (With respect to the High Yield Municipal Fund). (Accession No. 0000950109-00-001365).

(i)(13).	Opinion of Drinker Biddle & Reath LLP (With respect to the CORE Tax-Managed Equity Fund). (Accession No. 0000950109-00-001365).

(i)(14).	Opinion of Drinker Biddle & Reath LLP (With respect to the Research Select Fund). (Accession No. 0000950109-00-500123).

(i)(15).	Opinion of Drinker Biddle & Reath LLP (With respect to the Enhanced Income Fund). (Accession No. 0000950109-00-500123).

(i)(16).	Opinion of Drinker Biddle & Reath LLP (With respect to Cash Management Shares of certain ILA Portfolios). (Accession No. 0000950109-00-500123).

(i)(17).	Opinion of Drinker Biddle & Reath LLP (With respect to Global Consumer Growth Fund, Global Financial Services Fund, Global Health Sciences Fund, Global Infrastructure and Resources Fund and Global Technology Fund). (Accession No. 0000950109-01-500540).

(i)(18).	Opinion of Drinker Biddle & Reath LLP (With respect to all outstanding Funds and share classes) (Accession No. 0000950123-01-509514).

(i)(19).	Opinion of Drinker Biddle & Reath LLP (With respect to Financial Square Funds). (Accession No. 0000950123-02-011711).

(i)(20).	Opinion of Drinker Biddle & Reath LLP (With respect to the Concentrated Growth Fund). (Accession No. 0000950123-02-011711).

(i)(21).	Opinion of Drinker Biddle & Reath LLP (with respect to the Emerging Markets Debt Fund). (Accession No. 0000950123-03-013727).

(i)(22).	Opinion of Drinker Biddle & Reath LLP (with respect to the U.S. Mortgages Fund and Investment Grade Credit Fund). (Accession No. 0000950123-03-013727).

(i)(23).	Opinion of Drinker Biddle & Reath LLP (with respect to the Small/Mid-Cap Growth Fund). (Accession No. 0000950123-03-011442).

(i)(24).	Opinion of Drinker Biddle & Reath LLP (with respect to the U.S. Equity Dividend and Premium Fund). (Accession No. 0000950123-03-011442).

(i)(25).	Opinion of Drinker Biddle & Reath LLP (with respect to the California Intermediate AMT-Free Municipal Fund and New York AMT-Free Municipal Fund). (Accession No. 0000950123-06-001985).

18

(i)(26).	Opinion of Drinker Biddle & Reath LLP (with respect to the Tennessee Municipal Fund). (Accession No. 0000950123-06-008041).

(i)(27).	Opinion of Drinker Biddle & Reath LLP (with respect to the Structured U.S. Equity Flex Fund and Structured International Equity Flex Fund). (Accession No. 0000950123-06-012408).

(i)(28).	Opinion of Drinker Biddle & Reath LLP (with respect to the BRIC Fund). (Accession No. 0000950123-06-012408).

(i)(29).	Opinion of Drinker Biddle & Reath LLP (with respect to the International Real Estate Securities Fund). (Accession No. 0000950123-06-012408).

(i)(30).	Opinion of Drinker Biddle & Reath LLP (with respect to the Core Plus Fixed Income Fund – Class B Shares, Core Plus Fixed Income Fund – Service Shares and Enhanced Income Fund – B Shares). (Accession No. 0000950123-06-012620).

(i)(31).	Opinion of Drinker Biddle & Reath LLP (with respect to the Commodity Exposure Fund). (Accession No. 0000950123-06-014890).

(j)(1).	Consent of Drinker Biddle & Reath LLP is filed herewith.

(j)(2).	Consent of PricewaterhouseCoopers LLP is filed herewith.

(k).	Not applicable.

(l).	Not applicable.

(m)(1).	Class A Distribution and Service Plan amended and restated as of May 5, 2004. (Accession No. 0000950123-04-015178).

(m)(2).	Class B Distribution and Service Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(m)(3).	Class C Distribution and Service Plan amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(m)(4).	Cash Management Shares Plan of Distribution pursuant to Rule 12b-1 amended and restated as of February 4, 2004. (Accession No. 0000950123-04-002212).

(n)(1).	Revised plan dated October 30, 2003 entered into by Registrant pursuant to Rule 18f-3. (Accession No. 0000950123-03-013727).

19

(p)(1).	Code of Ethics – Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust dated April 23, 1997, as amended November 4, 2004. (Accession No. 0000950123-04-015178).

(p)(2).	Code of Ethics – Goldman, Sachs & Co., Goldman Sachs Asset Management L.P. and Goldman Sachs Asset Management International, effective January 23, 1991, as revised November 4, 2004. (Accession No. 0000950123-04-015178).

(q)(1).	Powers of Attorney of Messrs. Bakhru, Coblentz, Harker, Shuch and Strubel, and Mmes. McPherson, Smelcer and Uniacke. (Accession No. 0000950123-05-015341).

(q)(2).	Power of Attorney of John M. Perlowski. (Accession No. 0000950123-06-002378).
Item 24. Persons Controlled by or Under Common Control with Registrant.
Not Applicable.
Item 25. Indemnification
Article IV of the Declaration of Trust of Goldman Sachs Trust, a Delaware statutory trust, provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations. The Declaration of Trust is incorporated by reference to Exhibit (a)(1).
The Management Agreement with each of the Funds (other than the ILA Portfolios) provides that the applicable Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or from reckless disregard by the Investment Adviser of its obligations or duties under the Management Agreement. Section 7 of the Management Agreement with respect to the ILA Portfolios provides that the ILA Portfolios will indemnify the Adviser against certain liabilities; provided, however, that such indemnification does not apply to any loss by reason of its willful misfeasance, bad faith or gross negligence or the Adviser’s reckless disregard of its obligation under the Management Agreement. The Management Agreements are incorporated by reference to Exhibits (d)(1) through (d)(7).
Section 9 of the Distribution Agreement between the Registrant and Goldman Sachs dated April 30, 1997, as amended October 30, 2003 and Section 7 of the Transfer Agency Agreements between the Registrant and Goldman, Sachs & Co. dated July 15, 1991, May 1, 1988, April 30, 1997 and April 6, 1990 each provide that the Registrant will indemnify Goldman, Sachs & Co. against certain liabilities. A copy of the Distribution Agreement is included herewith as Exhibit (e)(1). The Transfer Agency Agreements are incorporated by reference as Exhibits (h)(3), (h)(4), (h)(5) and (h)(6), respectively, to the Registrant’s Registration Statement.

20

Mutual fund and Trustees and officers liability policies purchased jointly by the Registrant, Trust for Credit Unions, Goldman Sachs Variable Insurance Trust and The Commerce Funds insure such persons and their respective trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

21

Item 26. [Business and Other Connections of Investment Adviser.]
Goldman Sachs Asset Management, L.P. (“GSAM LP”) and Goldman Sachs Asset Management International (“GSAMI”) are wholly-owned subsidiaries of the Goldman Sachs Group, Inc. and serve as investment advisers to the Registrant. Set forth below are the names, businesses and business addresses of certain managing directors of GSAM LP and GSAMI who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name and Position with	Name and Address of Other	Connection with
the Investment Advisers	Company	Other Company
Robert J. Hurst Managing Director- GSAM LP	The Goldman Sachs Group, Inc. 85 Broad Street New York, New York 10004	Vice Chairman and Director

	Goldman, Sachs & Co. 85 Broad Street New York, New York 10004	Managing Director

Lloyd C. Blankfein Managing Director- GSAM LP	The Goldman Sachs Group, Inc. 85 Broad Street New York, New York 10004	Chairman, Chief Executive Officer and Director

	Goldman, Sachs & Co. 85 Broad Street New York, New York 10004	Managing Director

22

Item 27. [Principal Underwriters.]
(a) Goldman, Sachs & Co. or an affiliate or a division thereof currently serves as distributor of the units of Trust for Credit Unions, for shares of Goldman Sachs Trust and for shares of Goldman Sachs Variable Insurance Trust. Goldman, Sachs & Co., or a division thereof currently serves as administrator and distributor of the units or shares of The Commerce Funds.
(b) Set forth below is certain information pertaining to the Managing Directors of Goldman, Sachs & Co., the Registrant’s principal underwriter, who are members of The Goldman Sachs Group, Inc.’s Management Committee. None of the members of the management committee holds a position or office with the Registrant.
GOLDMAN SACHS MANAGEMENT COMMITTEE

Name and Principal
Business Address	Position with Goldman, Sachs & Co.
Lloyd C. Blankfein (1)	Chairman and Chief Executive Officer
Alan M. Cohen (5)	Global Head of Compliance, Managing Director
Gary D. Cohn (1)	Managing Director
Christopher A. Cole (1)	Managing Director
J. Michael Evans (5)	Managing Director
Edward C. Forst (1)	Managing Director
Richard A. Friedman (1)	Managing Director
Richard J. Gnodde (8)	Managing Director
Suzanne M. Nora Johnson (5)	Managing Director
Scott B. Kapnick (3)	Managing Director
Kevin W. Kennedy (1)	Managing Director
Peter S. Kraus (5)	Managing Director
Masanori Mochida (6)	Managing Director
Thomas K. Montag (5)	Managing Director
Gregory K. Palm (1)	General Counsel and Managing Director
John F.W. Rogers (1)	Managing Director
Eric S. Schwartz (5)	Managing Director
Michael S. Sherwood (7)	Managing Director
David M. Solomon (5)	Managing Director
Esta Stecher (5)	General Counsel and Managing Director
David A. Viniar (4)	Managing Director
John S. Weinberg (1)	Managing Director
Jon Winkelried (3)	Managing Director

(1)	85 Broad Street, New York, NY 10004

(2)	32 Old Slip, New York, NY 10005

(3)	Peterborough Court, 133 Fleet Street, London EC4A 2BB, England

(4)	10 Hanover Square, New York, NY 10005

23

(5)	One New York Plaza, New York, NY 10004

(6)	12-32, Akasaka I-chome, Minato-Ku, Tokyo 107-6006, Japan

(7)	River Court, 120 Fleet Street, London EC4A 2QQ, England

(8)	Cheung Kong Center, 68th Floor, 2 Queens Road Central, Hong Kong, China
(c) Not Applicable.
Item 28. Location of Accounts and Records.
The Declaration of Trust, By-laws and minute books of the Registrant and certain investment adviser records are in the physical possession of GSAM LP, 32 Old Slip, New York, New York 10005. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105 except for certain transfer agency records which are maintained by Goldman, Sachs & Co., 71 South Wacker Drive, Suite 500, Chicago, Illinois 60606.
Item 29. Management Services
Not applicable.
Item 30. Undertakings
Not applicable.

24

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 146 under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 146 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on the 29th day of December, 2006.
GOLDMAN SACHS TRUST
(A Delaware statutory trust)

By:	/s/ Peter V. Bonanno Peter V. Bonanno
Secretary
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date
[1]Kaysie P. Uniacke Kaysie P. Uniacke	President (Chief Executive Officer) and Trustee	December 29, 2006

[1]John M. Perlowski John M. Perlowski	Treasurer (Principal Accounting Officer and Principal Financial Officer)	December 29, 2006

[1]Mary Patterson McPherson Mary Patterson McPherson	Trustee	December 29, 2006

[1]Ashok N. Bakhru Ashok N. Bakhru	Chairman and Trustee	December 29, 2006

[1]Alan A. Shuch Alan A. Shuch	Trustee	December 29, 2006

[1]Wilma J. Smelcer Wilma J. Smelcer	Trustee	December 29, 2006

[1]Richard P. Strubel Richard P. Strubel	Trustee	December 29, 2006

[1]Patrick T. Harker Patrick T. Harker	Trustee	December 29, 2006

25

Name	Title	Date
[1]John P. Coblentz, Jr. John P. Coblentz, Jr.	Trustee	December 29, 2006

By:	/s/ Peter V. Bonanno Peter V. Bonanno,
Attorney-In-Fact

1. Pursuant to a power of attorney previously filed.

26

CERTIFICATE
     The undersigned Secretary for Goldman Sachs Trust (the “Trust”) hereby certifies that the Board of Trustees of the Trust duly adopted the following resolution at a meeting of the Board held on June 15, 2006.
          RESOLVED, that the Trustees and Officers of the Trusts who may be required to execute any amendments to the Trust’s Registration Statement be, and each hereby is, authorized to execute a power of attorney appointing Peter Bonanno, James A. Fitzpatrick, James McNamara and John W. Perlowski, jointly and severally, their attorneys-in-fact, each with power of substitution, for said Trustees and Officers in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of the Trusts and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the SEC, the Trustees and Officers hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.
Dated: December 29, 2006

/s/ Peter V. Bonanno
Peter V. Bonanno,
Secretary

EXHIBIT INDEX

Exhibit No.	Description

(j)(1).	Consent of Drinker Biddle & Reath LLP.

(j)(2).	Consent of PricewaterhouseCoopers LLP.